                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-4

    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

    Pre-Effective Amendment No.                                              / /

    Post-Effective Amendment No.  39         (File No. 333-79311)            /X/

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

         Amendment No.            40         (File No. 811-07355)            /X/

                        (Check appropriate box or boxes)

                          IDS LIFE VARIABLE ACCOUNT 10
--------------------------------------------------------------------------------
                           (Exact Name of Registrant)

                           IDS Life Insurance Company
--------------------------------------------------------------------------------
                               (Name of Depositor)

            70100 Ameriprise Financial Center, Minneapolis, MN 55474
--------------------------------------------------------------------------------
         (Address of Depositor's Principal Executive Offices) (Zip Code)

        Depositor's Telephone Number, including Area Code (612) 671-3678
--------------------------------------------------------------------------------

  Mary Ellyn Minenko, 50607 Ameriprise Financial Center, Minneapolis, MN 55474
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check  appropriate box)

 / / immediately upon filing pursuant to paragraph (b) of Rule 485
 /X/ on May 1, 2006 pursuant  to  paragraph  (b) of Rule 485
 / / 60 days after filing pursuant to paragraph (a)(1) of Rule 485 / / as soon as practicable pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:
 / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The prospectuses and Statement of Additional Information filed electronically herewith are not intended to supersede the prospectus and Statement of Additional Information filed with Post-Effective Amendment No. 38 to Registration Statement No. 333-79311, filed on or about April 10, 2006.

PROSPECTUS


MAY 1, 2006

RIVERSOURCE

RETIREMENT ADVISOR VARIABLE ANNUITY(SM)


INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY


NEW RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY CONTRACTS ARE NOT CURRENTLY BEING OFFERED.


ISSUED BY:   IDS LIFE INSURANCE COMPANY (IDS LIFE)

             70100 Ameriprise Financial Center

             Minneapolis, MN 55474
             Telephone: (800) 862-7919

             ameriprise.com/variableannuities

             IDS LIFE VARIABLE ACCOUNT 10

This prospectus contains information that you should know before investing. Prospectuses are also available for:


   -  AIM Variable Insurance Funds

   -  AllianceBernstein Variable Products Series Fund, Inc.

   -  American Century Variable Portfolios, Inc.

  -  Calvert Variable Series, Inc.

   -  Columbia Funds Variable Insurance Trust
   -  Credit Suisse Trust
   -  Eaton Vance Variable Trust
   -  Fidelity(R) Variable Insurance Products - Service Class
   -  Franklin(R) Templeton(R) Variable Insurance Products
      Trust (FTVIPT) - Class 2
   -  Goldman Sachs Variable Insurance Trust (VIT)
   -  Janus Aspen Series: Service Shares
   -  Lazard Retirement Series, Inc.
   -  MFS(R) Variable Insurance Trust(SM)
   -  Neuberger Berman Advisers Management Trust
   -  Oppenheimer Variable Account Funds - Service Shares
   -  PIMCO Variable Insurance Trust (VIT)
   -  Putnam Variable Trust - Class IB Shares
   -  RiverSource(SM) Variable Portfolio Funds
      (previously American Express(R) Variable Portfolio Funds)
   -  Royce Capital Fund
   -  Third Avenue Variable Series Trust
   -  The Universal Institutional Funds, Inc.
      Van Kampen Life Investment Trust
   -  Wanger Advisors Trust
   -  Wells Fargo Variable Trust

Please read the prospectuses carefully and keep them for future reference.


The contract provides for purchase payment credits which we may reverse under certain circumstances. Surrender charges from contracts with purchase payment credits may be higher than surrender charges for contracts without such credits. The amount of the credit may be more than offset by additional surrender charges associated with the credit.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting IDS Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Be sure to ask your sales representative about the variable annuity's features, benefits, risks and fees.

This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents. IDS Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the Fund prospectuses. Do not rely on any such information or representations.




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1 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

IDS Life and its affiliated insurance companies offer several different annuities which your sales representative may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, surrender charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.

TABLE OF CONTENTS


KEY TERMS                                                                     3
THE CONTRACT IN BRIEF                                                         4
EXPENSE SUMMARY                                                               6
CONDENSED FINANCIAL INFORMATION (UNAUDITED)                                  11
FINANCIAL STATEMENTS                                                         11
THE VARIABLE ACCOUNT AND THE FUNDS                                           12
THE FIXED ACCOUNT                                                            24
BUYING YOUR CONTRACT                                                         24
CHARGES                                                                      26
VALUING YOUR INVESTMENT                                                      30
MAKING THE MOST OF YOUR CONTRACT                                             31
SURRENDERS                                                                   35
TSA -- SPECIAL PROVISIONS                                                    36
CHANGING OWNERSHIP                                                           36
BENEFITS IN CASE OF DEATH -- STANDARD DEATH BENEFIT                          37
OPTIONAL BENEFITS                                                            39
THE ANNUITY PAYOUT PERIOD                                                    43
TAXES                                                                        45
VOTING RIGHTS                                                                48
SUBSTITUTION OF INVESTMENTS                                                  48
ABOUT THE SERVICE PROVIDERS                                                  48
APPENDIX: CONDENSED FINANCIAL INFORMATION (UNAUDITED)                        50
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION                 60



CORPORATE CONSOLIDATION

Later this year, two of IDS Life's subsidiaries, American Enterprise Life Insurance Company and American Partners Life Insurance Company, plan to merge into IDS Life. This merger will help simplify overall corporate structure because these three life insurance companies will be consolidated into one. We currently expect this consolidation to occur at the end of 2006, subject to certain regulatory and other approvals. At the time of the consolidation, we plan to change the name of IDS Life to RiverSource Life Insurance Company. This consolidation and renaming will not have any adverse effect on the benefits under your contract.


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2 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

THESE TERMS CAN HELP YOU UNDERSTAND DETAILS ABOUT YOUR CONTRACT.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

ENHANCED EARNINGS DEATH BENEFIT (EEB): This is an optional benefit you can add to your contract for an additional charge. It is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes.

FIXED ACCOUNT: An account to which you may allocate purchase payments. Amounts you allocate to this account earn interest at rates that we declare periodically.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of any or all of these funds.

IDS LIFE: In this prospectus, "we," "us," "our" and "IDS Life" refer to IDS Life Insurance Company.

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT (MAV): This is an optional benefit you can add to your contract for an additional charge that is intended to provide additional death benefit protection in the event of fluctuating fund values.

OWNER (YOU, YOUR): The person who controls the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

PURCHASE PAYMENT CREDITS: An addition we make to your contract value. We base the amount of the credit on the surrender charge schedule you elect and/or total purchase payments.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

-  Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

-  Roth IRAs under Section 408 A of the Code

-  SIMPLE IRAs under Section 408(p) of the Code


-  Simplified Employee Pension IRA (SEP) plans under Section 408(k) of the Code


-  Plans under Section 401(k) of the Code


-  Custodial and investment only plans under Section 401(a) of the Code


-  Tax-Sheltered Annuities (TSAs) under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RIDER: You receive a rider when you purchase the EEB and/or MAV. The rider adds the terms of the optional benefit to your contract.

RIDER EFFECTIVE DATE: The date you add a rider to your contract.

SETTLEMENT DATE: The date when annuity payouts are scheduled to begin.

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3 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

SURRENDER VALUE: The amount you are entitled to receive if you make a full surrender from your contract. It is the contract value minus any applicable charges.

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or surrender request) at our home office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our home office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

THE CONTRACT IN BRIEF

PURPOSE: The purpose of the contract is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. You may allocate your purchase payments to the fixed account and/or subaccounts under the contract. These accounts, in turn, may earn returns that increase the value of the contract. Beginning at a specified time in the future called the settlement date, the contract provides lifetime or other forms of payout of your contract value (less any applicable premium tax).

TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions (RMDs). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes - Qualified Annuities - Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the potential tax implications to you.

FREE LOOK PERIOD: You may return your contract to your sales representative or to our home office within the time stated on the first page of your contract. You will receive a full refund of the contract value, less the amount of any purchase payment credits. (See "Valuing Your Investment -- Purchase payment credits.") We will not deduct any other charges. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (Exception: If the law requires, we will refund all of your purchase payments.)

ACCOUNTS: Generally, you may allocate your purchase payments among any or all of:


- the subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the settlement date will equal or exceed the total purchase payments you allocate to the subaccounts. (p. 12)

- the fixed account, which earns interest at a rate that we adjust periodically. Purchase payment allocations to the fixed account may be subject to special restrictions. (p. 24)

BUYING YOUR CONTRACT: We no longer offer new contracts. However, you have the option of making additional purchase payments in the future. (p. 24)


--------------------------------------------------------------------------------
4 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

PURCHASE PAYMENTS:

MINIMUM ALLOWABLE PURCHASE PAYMENTS:

   If paying by installments under a scheduled payment plan:

      $23.08 biweekly, or

      $50 per month

If paying by any other method:

      $50

MAXIMUM ALLOWABLE ANNUAL PURCHASE PAYMENTS:

      $100,000 through age 85

      $50,000 for ages 86 to 89


TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. You may establish automated transfers among the accounts. Fixed account transfers are subject to special restrictions. (p. 31)

SURRENDERS: You may surrender all or part of your contract value at any time before the settlement date. You also may establish automated partial surrenders. Surrenders may be subject to charges and income taxes (including an IRS penalty if you surrender prior to your reaching age 59 1/2) and may have other tax consequences; also, certain restrictions apply. (p. 35)

CHANGING OWNERSHIP: You may change ownership of a nonqualified annuity by written instruction, but this may have federal income tax consequences. Restrictions apply to changing ownership of a qualified annuity. (p. 36)

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value, except in the case of a purchase payment credit reversal. (p. 37)

OPTIONAL BENEFITS: This contract offers optional features that are available for additional charges if you meet certain criteria. (p. 39)

ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the settlement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. Total monthly payouts may include amounts from each subaccount and the fixed account. During the annuity payout period, you cannot be invested in more than five subaccounts at any one time unless we agree otherwise. (p. 43)

TAXES: Generally, income earned on your contract value grows tax-deferred until you surrender it or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. However, Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. (p. 45)

LIMITATIONS ON USE OF CONTRACTS: If mandated by applicable law, including but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values or to satisfy other statutory obligations. Under these circumstances we may refuse to implement requests for transfers, surrenders, or death benefits, until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.


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5 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT ARE PAID WHEN BUYING, OWNING AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAID AT THE TIME THAT YOU BOUGHT THE CONTRACT AND MAY PAY WHEN YOU SURRENDER THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

SURRENDER CHARGE

(Contingent deferred sales load as a percentage of purchase payment surrendered)

The owner selects either a seven-year or ten-year surrender charge schedule at the time of application.*

                            SEVEN-YEAR SCHEDULE                                         TEN-YEAR SCHEDULE*
       NUMBER OF COMPLETED YEARS FROM       SURRENDER CHARGE     NUMBER OF COMPLETED YEARS FROM       SURRENDER CHARGE
       DATE OF EACH PURCHASE PAYMENT           PERCENTAGE         DATE OF EACH PURCHASE PAYMENT          PERCENTAGE
                     0                             7%                          0                             8%

                     1                             7                           1                             8

                     2                             7                           2                             8

                     3                             6                           3                             7

                     4                             5                           4                             7

                     5                             4                           5                             6

                     6                             2                           6                             5

                     7                             0                           7                             4

                                                                               8                             3

                                                                               9                             2

                                                                              10                             0

* The ten-year surrender charge schedule is not available for contracts issued in Oregon. For contracts issued in Massachusetts, Oregon and Washington, surrender charges are waived after the tenth contract anniversary.

SURRENDER CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a surrender. The amount that you can surrender is the present value of any remaining variable payouts. The surrender charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate. (See "Charges -- Surrender Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")

                                                 ASSUMED INVESTMENT RATE
                                                3.50%               5.00%
Qualified annuity discount rate                 4.72%               6.22%

Nonqualified annuity discount rate              4.92%               6.42%

THE NEXT TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL CONTRACT ADMINISTRATIVE CHARGE

                                                                          $30

(We will waive this charge when your contract value, or total purchase payments less any payments surrendered, is $50,000 or more on the current contract anniversary, except at full surrender.)

OPTIONAL RIDER FEES

(As a percentage of the contract value charged annually at the contract anniversary. The fee applies only if you elect the optional rider.)

MAV RIDER FEE                                                            0.15%

EEB RIDER FEE                                                            0.30%

ANNUAL VARIABLE ACCOUNT EXPENSES

(Total annual variable account expenses as a percentage of average daily subaccount value.)

MORTALITY AND EXPENSE RISK FEE

FOR NONQUALIFIED ANNUITIES                                               0.95%

FOR QUALIFIED ANNUITIES                                                  0.75%

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6 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS

THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS FOR THE LAST FISCAL YEAR. THE SECOND TABLE SHOWS THE ACTUAL FEES AND EXPENSES CHARGED BY EACH FUND FOR THE LAST FISCAL YEAR. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


MINIMUM AND MAXIMUM TOTAL ANNUAL OPERATING EXPENSES FOR THE FUNDS(a)

(Including management fee, distribution and/or service (12b-1) fees and other expenses)


                                                                  MINIMUM    MAXIMUM
Total expenses before fee waivers and/or expense reimbursements    0.53%      5.85%



(a) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an on-going basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us and/or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us and/or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.


TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                                              GROSS TOTAL
                                                                     MANAGEMENT      12b-1        OTHER         ANNUAL
                                                                        FEES         FEES        EXPENSES      EXPENSES
AIM V.I. Capital Appreciation Fund, Series I Shares                     0.61%          --%         0.29%         0.90%(1),(2)

AIM V.I. Capital Development Fund, Series I Shares                      0.75            --         0.34          1.09(1),(3)

AIM V.I. Global Health Care Fund, Series II Shares                      0.75          0.25         0.33          1.33(1),(3)

AllianceBernstein VPS Global Technology Portfolio (Class B)             0.75          0.25         0.17          1.17(4)

AllianceBernstein VPS Growth and Income Portfolio (Class B)             0.55          0.25         0.05          0.85(4)

AllianceBernstein VPS International Value Portfolio (Class B)           0.75          0.25         0.12          1.12(4)

American Century VP International, Class I                              1.23            --           --          1.23(4)

American Century VP Ultra(R), Class II                                  0.90          0.25         0.01          1.16(4)

American Century VP Value, Class I                                      0.93            --           --          0.93(4)

Calvert Variable Series, Inc. Social Balanced Portfolio                 0.70            --         0.22          0.92(5)

Columbia Marsico Growth Fund, Variable Series                           0.74          0.25         0.34          1.33(6)

Columbia Marsico International Opportunities Fund, Variable Series      0.80          0.25         0.43          1.48(4)

Credit Suisse Trust - Commodity Return Strategy Portfolio               0.50          0.25         0.55          1.30(7)

Credit Suisse Trust - Mid-Cap Growth Portfolio                          0.90            --         0.47          1.37(7)

Eaton Vance VT Floating-Rate Income Fund                                0.58            --         0.69          1.27(4)

Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2                 0.57          0.25         0.09          0.91(8)

Fidelity(R) VIP Growth & Income Portfolio Service Class                 0.47          0.10         0.12          0.69(8)

Fidelity(R) VIP Mid Cap Portfolio Service Class                         0.57          0.10         0.12          0.79(8)

Fidelity(R) VIP Overseas Portfolio Service Class                        0.72          0.10         0.17          0.99(8)

FTVIPT Franklin Real Estate Fund - Class 2                              0.47          0.25         0.02          0.74(9),(10)

FTVIPT Franklin Small Cap Value Securities Fund - Class 2               0.52          0.25         0.17          0.94(10),(11)

FTVIPT Templeton Foreign Securities Fund - Class 2                      0.65          0.25         0.17          1.07(11)

Goldman Sachs VIT Mid Cap Value Fund                                    0.80            --         0.07          0.87(12)

Goldman Sachs VIT Structured Small Cap Equity Fund                      0.75            --         0.18          0.93(12)
(previously Goldman Sachs VIT CORE(SM) Small Cap Equity Fund)

Goldman Sachs VIT Structured U.S. Equity Fund                           0.65            --         0.09          0.74(12)

(previously Goldman Sachs VIT CORE(SM) U.S. Equity Fund)

Janus Aspen Series Global Technology Portfolio: Service Shares          0.64          0.25         0.09          0.98(13)

Janus Aspen Series International Growth Portfolio: Service Shares       0.64          0.25         0.06          0.95(13)

Janus Aspen Series Mid Cap Growth Portfolio: Service Shares             0.64          0.25         0.03          0.92(13)


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7 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                                             GROSS TOTAL
                                                                                MANAGEMENT  12b-1   OTHER      ANNUAL
                                                                                   FEES     FEES   EXPENSES   EXPENSES
Lazard Retirement International Equity Portfolio                                   0.75%    0.25%   0.21%    1.21%(14)

MFS(R) Investors Growth Stock Series - Service Class                               0.75     0.25    0.15     1.15(15),(16)

MFS(R) New Discovery Series - Service Class                                        0.90     0.25    0.16     1.31(15),(16)

MFS(R) Utilities Series - Service Class                                            0.75     0.25    0.15     1.15(15),(16)

Neuberger Berman Advisers Management Trust International Portfolio (Class S)       1.15     0.25    4.45     5.85(17),(18)

Oppenheimer Global Securities Fund/VA, Service Shares                              0.63     0.25    0.04     0.92(19)

Oppenheimer Main Street Small Cap Fund/VA, Service Shares                          0.74     0.25    0.05     1.04(19)

Oppenheimer Strategic Bond Fund/VA, Service Shares                                 0.69     0.25    0.02     0.96(19)

PIMCO VIT All Asset Portfolio, Advisor Share Class                                 0.20     0.25    0.88     1.33(20)

Putnam VT International New Opportunities Fund - Class IB Shares                   1.00     0.25    0.25     1.50(21)

Putnam VT Vista Fund - Class IB Shares                                             0.65     0.25    0.09     0.99(4)

RiverSource(SM) Variable Portfolio - Balanced Fund                                 0.54     0.13    0.14     0.81(22),(23),(24)
(previously AXP(R) Variable Portfolio - Managed Fund)

RiverSource(SM) Variable Portfolio - Cash Management Fund                          0.33     0.13    0.15     0.61(22),(23)
(previously AXP(R) Variable Portfolio - Cash Management Fund)

RiverSource(SM) Variable Portfolio - Core Bond Fund                                0.48     0.13    0.33     0.94(22),(23),(25)
(previously AXP(R) Variable Portfolio - Core Bond Fund)

RiverSource(SM) Variable Portfolio - Diversified Bond Fund                         0.47     0.13    0.17     0.77(22),(23)
(previously AXP(R) Variable Portfolio - Diversified Bond Fund)

RiverSource(SM) Variable Portfolio - Diversified Equity Income Fund                0.68     0.13    0.16     0.97(22),(23),(24)
(previously AXP(R) Variable Portfolio - Diversified Equity Income Fund)

RiverSource(SM) Variable Portfolio - Emerging Markets Fund                         1.05     0.13    0.34     1.52(22),(23),(24),(25)
(previously AXP(R) Variable Portfolio - Threadneedle Emerging Markets Fund)

RiverSource(SM) Variable Portfolio - Fundamental Value Fund                        0.73     0.13    0.16     1.02(23),((2)(6))

RiverSource(SM) Variable Portfolio - Global Bond Fund                              0.71     0.13    0.20     1.04(22),(23)
(previously AXP(R) Variable Portfolio - Global Bond Fund)

RiverSource(SM) Variable Portfolio - Global Inflation Protected Securities Fund    0.44     0.13    0.33     0.90(22),(23),(25)
(previously AXP(R) Variable Portfolio - Inflation Protected Securities Fund)

RiverSource(SM) Variable Portfolio - Growth Fund                                   0.66     0.13    0.17     0.96(22),(23),(24)
(previously AXP(R) Variable Portfolio - Growth Fund)

RiverSource(SM) Variable Portfolio - High Yield Bond Fund                          0.59     0.13    0.16     0.88(22),(23)
(previously AXP(R) Variable Portfolio - High Yield Bond Fund)

RiverSource(SM) Variable Portfolio - Income Opportunities Fund                     0.61     0.13    0.34     1.08(22),(23),(25)
(previously AXP(R) Variable Portfolio - Income Opportunities Fund)

RiverSource(SM) Variable Portfolio - International Opportunity Fund                0.72     0.13    0.20     1.05(22),(23),(24)
(previously AXP(R) Variable Portfolio - Threadneedle International Fund)

RiverSource(SM) Variable Portfolio - Large Cap Equity Fund                         0.56     0.13    0.14     0.83(22),(23),(24)
(previously AXP(R) Variable Portfolio - Large Cap Equity Fund)

RiverSource(SM) Variable Portfolio - Large Cap Value Fund                          0.60     0.13    1.86     2.59(22),(23),(24),(25)
(previously AXP(R) Variable Portfolio - Large Cap Value Fund)

RiverSource(SM) Variable Portfolio - Mid Cap Growth Fund                           0.63     0.13    0.17     0.93(22),(23),(24),(25)
(previously AXP(R) Variable Portfolio - Equity Select Fund)

RiverSource(SM) Variable Portfolio - Mid Cap Value Fund                            0.70     0.13    2.18     3.01(22),(23),(25)
(previously AXP(R) Variable Portfolio - Mid Cap Value Fund)

RiverSource(SM) Variable Portfolio - S&P 500 Index Fund                            0.22     0.13    0.18     0.53(22),(23),(25)
(previously AXP(R) Variable Portfolio - S&P 500 Index Fund)

RiverSource(SM) Variable Portfolio - Select Value Fund                             0.77     0.13    0.30     1.20(22),(23),(24),(25)
(previously AXP(R) Variable Portfolio - Partners Select Value Fund)


--------------------------------------------------------------------------------
8 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                                             GROSS TOTAL
                                                                                MANAGEMENT  12b-1   OTHER      ANNUAL
                                                                                   FEES     FEES   EXPENSES   EXPENSES
RiverSource(SM) Variable Portfolio - Short Duration U.S. Government Fund           0.48%    0.13%   0.17%    0.78%(22),(23)
(previously AXP(R) Variable Portfolio - Short Duration U.S. Government Fund)

RiverSource(SM) Variable Portfolio - Small Cap Advantage Fund                      0.80     0.13    0.22     1.15(22),(23),(24)
(previously AXP(R) Variable Portfolio - Small Cap Advantage Fund)

RiverSource(SM) Variable Portfolio - Small Cap Value Fund                          0.92     0.13    0.24     1.29(22),(23),(24),(25)

Royce Micro-Cap Portfolio                                                          1.25       --    0.07     1.32(4)

Third Avenue Value Portfolio                                                       0.90       --    0.29     1.19(4)

Van Kampen Life Investment Trust Comstock Portfolio Class II Shares                0.56     0.25    0.03     0.84(4)

Van Kampen UIF Global Real Estate Portfolio Class II Shares                        0.85     0.35    0.62     1.82((2)(7))

Van Kampen UIF Mid Cap Growth Portfolio Class II Shares                            0.75     0.35    0.34     1.44((2)(7))

Wanger International Small Cap                                                     0.95       --    0.18     1.13(4)

Wanger U.S. Smaller Companies                                                      0.90       --    0.05     0.95(4)

Wells Fargo Advantage VT Asset Allocation Fund                                     0.55     0.25    0.24     1.04((2)(8))

Wells Fargo Advantage VT International Core Fund                                   0.75     0.25    0.41     1.41((2)(8))

Wells Fargo Advantage VT Small Cap Growth Fund                                     0.75     0.25    0.24     1.24((2)(8))



(1) Figures shown in the table are for the year ended Dec. 31, 2005 and are expressed as a percentage of the Fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table. The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares and Series II shares to the extent necessary to limit total annual expenses of Series I shares to 1.30% and Series II shares to 1.45% of average daily nets assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual expenses to exceed the limit stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganizations as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation is in effect through April 30, 2007.

(2) As a result of a reorganization of another Fund into the Fund, which will occur on or about May 1, 2006 for AIM V.I. Capital Appreciation Fund Series I Shares, the "Gross total annual expenses" have been restated to reflect such reorganization.

(3) Effective Jan. 1, 2005 through June 30, 2006, the advisor has contractually agreed to waive a portion of its advisory fees.

(4) The Fund's expense figures are based on actual expenses for the fiscal year ended Dec. 31, 2005.

(5) Expenses are based on expenses for the Portfolio's most recent fiscal year. Management fees include the subadvisory fee paid by the Advisor, to the Subadvisors, and the administrative fee paid by the Portfolio to Calvert Administrative Services Company, an affiliate of Calvert.

(6) The Fund's Distributor has voluntarily agreed to waive 0.25% of its 12b-1 fees.

(7) Fee waivers and/or expense reimbursement may reduce expenses for the Portfolio, without which performance would be lower. Waivers and/or expense reimbursements may be discontinued at any time. After fee waivers and expense reimbursements net expenses would be 0.95% for Credit Suisse Trust
     - Commodity Return Strategy Portfolio and 1.25% for Credit Suisse Trust - Mid-Cap Growth Portfolio. In addition, for the period beginning March 1, 2006 through Feb. 28, 2007 Credit Suisse Asset Management, LLC will voluntarily waive an additional 0.05% of its advisory fee for Credit Suisse Trust - Mid-Cap Growth Portfolio.

(8) A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the Fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.89% for Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2, 0.64% for Fidelity(R) VIP Growth & Income Portfolio Service Class, 0.74% for Fidelity(R) VIP Mid Cap Portfolio Service Class and 0.92% for Fidelity(R) VIP Overseas Portfolio Service Class. These offsets may be discontinued at any time.

(9) The Fund's administration fee is paid indirectly through the management fee.

(10) While the maximum amount payable under the Fund's class rule 12b-1 plan is 0.35% per year of the Fund's class average annual net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year.

(11) The Fund's manager has agreed in advance to reduce its fees with respect to assets invested by the Fund in a Franklin Templeton Money Market Fund. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission. The management fee reduction and net total annual expense was (0.05%) and 0.89%, respectively for FTVIPT Franklin Small Cap Value Securities Fund - Class 2 and (0.05%) and 1.02%, respectively for FTVIPT Templeton Foreign Securities Fund - Class 2.

(12) The Fund's annual operating expenses are based on actual expenses for the fiscal year ended Dec. 31, 2005. "Other expenses" include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of the Fund plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to limit "Other expenses" (excluding management fees, transfer agent fees and expenses, taxes, interest, brokerage, litigation and indemnification costs, shareholder meeting and other extraordinary expenses) to the extent that such expenses exceed, on an annual basis, 0.11% of the Fund's average daily net assets for Goldman Sachs VIT Structured Small Cap Equity Fund, 0.16% of the Fund's average daily net assets for Goldman Sachs VIT Structured U.S. Equity Fund and 0.25% of the Fund's average daily net assets for Goldman Sachs VIT Mid Cap Value Fund. The Investment Adviser may cease or modify the expense limitations at its discretion at anytime. If this occurs, other expenses and total annual operating expenses may increase without shareholder approval. In addition, for Goldman Sachs VIT Structured Small Cap Equity Fund, effective July 1, 2005, the Investment Adviser has voluntarily agreed to waive a portion of its management fee equal to 0.02% of the Fund's average daily net assets.

(13) Janus Capital has contractually agreed to waive certain Portfolio's total annual operating expenses (excluding the distribution and shareholder servicing fee, the administrative services fee applicable to certain Portfolios, brokerage commissions, interest, taxes and extraordinary expenses) to certain limits until May 1, 2007. Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.


--------------------------------------------------------------------------------
9 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

(14) The Investment Manager has contractually agreed to waive its fees and, if necessary, reimburse the Portfolio through Dec. 31, 2006, to the extent "Gross total annual expenses" exceed 1.25% of average daily net assets for Lazard Retirement International Equity Portfolio.

(15) Each series has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of service class shares (these fees are referred to as distribution fees).

(16) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent, and may have entered into brokerage arrangements, that reduced or recaptured series' expenses. Any such expense reductions are not reflected in the table. Had these fee reductions been taken into account, "Gross total annual expenses" would be lower.

(17) Neuberger Berman Management Inc. ("NBMI") has undertaken through Dec. 31, 2009 to waive fees and/or reimburse certain operating expenses, including the compensation of NBMI and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 2.00% of the average daily net asset value of the Portfolio. The expense limitation arrangements for the Portfolio is contractual and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause the Portfolio to exceed its limitation described above.

(18) Class S shares of the International Portfolio have a redemption fee of 1.00% for exchanges or redemptions on shares held less than 60 days. The redemption fee is paid to the Portfolio.

(19) Expenses may vary in future years. "Other expenses" in the table include transfer agent fees, custodial fees, and accounting and legal expenses the Fund pays. The Fund's transfer agent has voluntarily agreed to limit transfer and shareholder servicing fees to 0.35% per fiscal year. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended Dec. 31, 2005, the transfer agent fees did not exceed the expense limitation described above.

(20) "Other expense" also includes Underlying Fund expenses. Underlying Fund Expenses for the Portfolio are estimated based upon an allocation of the Portfolio's assets among the Underlying Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying Funds. Underlying Fund expenses will vary with changes in the expenses of the Underlying Funds, as well as allocation of the Portfolio's assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying Fund for the most recent fiscal year, please see "Fund of Funds Fees - Annual Underlying Fund Expenses" in the Portfolio's prospectus. PIMCO has contractually agreed, for the Portfolio's current fiscal year (12/31), to reduce its Advisory Fee to the extent that the Underlying Fund Expenses attributable to Advisory and Administrative Fees exceed 0.60% of the total assets invested in Underlying Funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(21) Putnam's Management has a contractual agreement to limit expenses through Dec. 31, 2006. After fee waivers and expense reimbursements net expenses would be 1.46% for Putnam VT International New Opportunities Fund - Class IB Shares.

(22) The Fund's expense figures are based on actual expenses for the fiscal year ended Aug. 31, 2005, adjusted to reflect current fees.

(23) The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940. The Fund pays IDS Life Insurance Company an annual fee of up to 0.125% of average daily net assets as payment for distributing its shares and providing shareholder services. Because this fee is paid out of the Fund's assets on an on-going basis, over time this fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

(24) Management fees include the impact of a performance incentive adjustment fee that decreased the management fee by 0.05% for RiverSource(SM) Variable Portfolio - Emerging Markets Fund, 0.04% for RiverSource(SM) Variable Portfolio - International Opportunity Fund, 0.02% for RiverSource(SM) Variable Portfolio - Large Cap Equity Fund, 0.07% for RiverSource(SM) Variable Portfolio - Mid Cap Growth Fund, 0.01% for RiverSource(SM) Variable Portfolio - Select Value Fund and 0.04% for RiverSource(SM) Variable Portfolio - Small Cap Value Fund. Management fees include the impact of a performance incentive adjustment fee that increased the management fee by 0.03% for RiverSource(SM) Variable Portfolio - Balanced Fund, 0.08% for RiverSource(SM) Variable Portfolio - Diversified Equity Income Fund, 0.06% for RiverSource(SM) Variable Portfolio - Growth Fund, 0.002% for RiverSource(SM) Variable Portfolio - Large Cap Value Fund and 0.01% for RiverSource(SM) Variable Portfolio - Small Cap Advantage Fund.

(25) RiverSource Investments and its affiliates have contractually agreed to waive certain fees and expenses until Aug. 31, 2006, unless sooner terminated at the discretion of the Fund's Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses, before giving effect to any performance incentive adjustment, will not exceed:
     0.83% for RiverSource(SM) Variable Portfolio - Core Bond Fund, 1.75% for RiverSource(SM) Variable Portfolio - Emerging Markets Fund, 0.72% for RiverSource(SM) Variable Portfolio - Global Inflation Protected Securities Fund, 0.99% for RiverSource(SM) Variable Portfolio - Income Opportunities Fund, 1.05% for RiverSource(SM) Variable Portfolio - Large Cap Value Fund, 1.00% for RiverSource(SM) Variable Portfolio - Mid Cap Growth Fund, 1.08% for RiverSource(SM) Variable Portfolio - Mid Cap Value Fund, 0.495% for RiverSource(SM) Variable Portfolio - S&P 500 Index Fund, 1.15% for RiverSource(SM) Variable Portfolio - Select Value Fund and 1.25% for RiverSource(SM) Variable Portfolio - Small Cap Value Fund.

(26) The Fund's expense figures are based on estimated expenses, before fee waivers and expense reimbursements. RiverSource Investments and its affiliates have contractually agreed to waive certain fees and expenses until Aug. 31, 2007, unless sooner terminated at the discretion of the Fund's Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.07% for RiverSource(SM) Variable Portfolio - Fundamental Value Fund.

(27) The fees disclosed reflect gross ratios prior to any voluntary waivers/reimbursements of expenses by the adviser. The adviser has voluntarily agreed to waive a portion of or all of its management fee and/or reimburse expenses to the extent necessary so that total annual operating expenses, excluding certain investment related expense such as foreign country tax expense and interest expense on borrowing, do not exceed 1.35%. The adviser may terminate these voluntary waivers at any time at its sole discretion. Additionally, the distributor has agreed to voluntarily waive a portion of the 12b-1 fee for Class II shares. The distributor may terminate these voluntary waivers at any time at its sole discretion. After these fee waivers/reimbursements, net expenses would have been 1.40% for Van Kampen UIF Global Real Estate Portfolio Class II Shares and 1.15% for Van Kampen UIF Mid Cap Growth Portfolio Class II Shares. In addition, Van Kampen UIF Global Real Estate Portfolio Class II Shares was not operational in 2005. Figures in the table are based on estimated assuming the average daily net assets of the Portfolio were not more than $75,000,000.

(28) The Funds' investment adviser has implemented a break point schedule for the Funds' management fees. The management fees charged to the Funds will decline as a Fund's assets grow and will continue to be based on a percentage of the Fund's average daily net assets. Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Other expenses for Wells Fargo Advantage VT Opportunity Fund are based on estimates for the current fiscal year. The adviser has committed through April 30, 2007 to waive fees and/or reimburse the expenses to the extent necessary to maintain the Fund's net operating expense ratio. After fee waivers and expense reimbursements net expenses would be 1.00% for Wells Fargo Advantage VT Asset Allocation Fund, 1.00% for Wells Fargo Advantage VT International Core Fund and 1.20% for Wells Fargo Advantage VT Small Cap Growth Fund. Please refer to the Fund's prospectus for additional details.


--------------------------------------------------------------------------------
10 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES


THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES*, VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expense of any of the funds for the last fiscal year. They assume that you select both the optional MAV and EEB. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                       IF YOU DO NOT SURRENDER YOUR CONTRACT
                                          IF YOU SURRENDER YOUR CONTRACT              OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                     AT THE END OF THE APPLICABLE TIME PERIOD:       AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY                1 YEAR      3 YEARS     5 YEARS    10 YEARS     1 YEAR      3 YEARS     5 YEARS    10 YEARS
RAVA with a ten-year surrender
charge schedule                    $1,546.92   $2,885.88   $4,154.66   $6,691.61     $746.92   $2,185.88   $3,554.66   $6,691.61

RAVA with a seven-year surrender
charge schedule                     1,446.92    2,785.88    3,954.66    6,691.61      746.92    2,185.88    3,554.66    6,691.61

QUALIFIED ANNUITY

RAVA with a ten-year surrender
charge schedule                    $1,526.42   $2,830.28   $4,071.30   $6,567.01     $726.42   $2,130.28   $3,471.30   $6,567.01

RAVA with a seven-year surrender
charge schedule                     1,426.42    2,730.28    3,871.30    6,567.01      726.42    2,130.28    3,471.30    6,567.01


MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds for the last fiscal year. They assume that you do not select any optional benefits. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                       IF YOU DO NOT SURRENDER YOUR CONTRACT
                                          IF YOU SURRENDER YOUR CONTRACT              OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                     AT THE END OF THE APPLICABLE TIME PERIOD:       AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY                1 YEAR      3 YEARS     5 YEARS    10 YEARS     1 YEAR      3 YEARS     5 YEARS    10 YEARS
RAVA with a ten-year surrender
charge schedule                      $955.49   $1,182.73   $1,432.91   $1,819.52     $155.49   $  482.73   $  832.91   $1,819.52

RAVA with a seven-year surrender
charge schedule                       855.49    1,082.73    1,232.91    1,819.52      155.49      482.73      832.91    1,819.52

QUALIFIED ANNUITY

RAVA with a ten-year surrender
charge schedule                      $934.99   $1,119.94   $1,326.07   $1,594.68     $134.99   $  419.94   $  726.07   $1,594.68

RAVA with a seven-year surrender
charge schedule                       834.99    1,019.94    1,126.07    1,594.68      134.99      419.94      726.07    1,594.68



* In these examples, the $30 contract administrative charge is approximated as a .037% charge. This percentage was determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to the contract by the total average net assets that are attributable to the contract.

CONDENSED FINANCIAL INFORMATION

(UNAUDITED)


You can find unaudited condensed financial information of the subaccounts in the Appendix.

We do not include any condensed financial information for subaccounts that are new and did not have any activity as of the financial statements date.

FINANCIAL STATEMENTS


You can find our audited financial statements and the audited financial statements of the subaccounts in the SAI.

The SAI does not include audited financial statements for subaccounts that are new and have no activity as of the financial statement date.




--------------------------------------------------------------------------------
11 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

THE VARIABLE ACCOUNT AND THE FUNDS


THE VARIABLE ACCOUNT: The variable account was established under Minnesota law on Aug. 23, 1995, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of IDS Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS: The contract currently offers subaccounts investing in shares of the funds listed in the table below.


- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.


- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.


- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund name and management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

-  REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST:
   We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and upon any substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to, fund performance, fund expenses, classes of fund shares available, size of the fund, and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds, and portfolio concentration and sector weightings. We also consider the levels and types of revenue a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to, compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.


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12 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

   We and/or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue. The amount of this revenue is most often based on a percentage of average daily net assets invested in the fund. For example, the revenue we receive from affiliates of funds other than the RiverSource Variable Portfolio Funds (unaffiliated funds) currently ranges up to 0.50% of the average daily net assets invested in the fund through this contract and other contracts we or our affiliates issue. In some cases, this revenue may be based, in part, on sales one of our affiliates makes of other securities including, but not limited to, publicly-traded retail mutual funds and/or the average daily net assets resulting from these sales. We or our affiliates may also receive revenue which is not based on a percentage of average daily net assets.

   The amount of this revenue varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Portfolio Funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Portfolio Funds. These revenue payments may also influence recommendations your sales representative makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

   The revenue we receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the contract (see "Expense Summary"). However, the revenue we receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.

   Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid to us and/or our affiliates in 2005.

- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive this revenue for various purposes including, but not limited to:

   - Compensating, training and educating sales representatives who sell the contracts.

   - Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their sales representatives, and granting access to sales representatives of our affiliated selling firms.

   - Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and sales representatives.

   - Providing sub-transfer agency and shareholder servicing to contract owners.

   - Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

   - Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

   - Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the National Association of Securities Dealers, Inc. (NASD).

   -  Subaccounting, transaction processing, recordkeeping and administration.

- SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

   - Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

   - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

- SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

   - Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

   - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.


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13 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING
FUNDS:



INVESTING IN               INVESTMENT OBJECTIVES AND POLICIES                                INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital           Growth of capital. Invests principally in common stocks of        A I M Advisors, Inc.
Appreciation Fund,         companies likely to benefit from new or innovative products,
Series I Shares            services or processes as well as those with above-average growth and excellent prospects for future growth. The fund can invest up to 25% of its total assets in foreign securities that involve risks not associated with investing solely in the United States.

AIM V.I. Capital           Long-term growth of capital. Invests primarily in securities      A I M Advisors, Inc.
Development Fund,          (including common stocks, convertible securities and bonds) of
Series I Shares            small- and medium-sized companies. The Fund may invest up to 25%
                           of its total assets in foreign securities.

AIM V.I. Global            Capital growth. The fund seeks to meet its objective by           A I M Advisors, Inc.
Health Care Fund,          investing, normally, at least 80% of its assets in securities of
Series II Shares           health care industry companies. The fund may invest up to 20% of its total assets in companies located in developing countries,
                           i.e., those countries that are in the initial stages of their industrial cycles. The fund may also invest up to 5% of its total assets in lower-quality debt securities, i.e., junk bonds.

AllianceBernstein VPS      Long-term growth of capital. The Fund invests at least 80% of     AllianceBernstein L.P.
Global Technology          its net assets in securities of companies that use technology
Portfolio (Class B)        extensively in the development of new or improved products or processes. Invests in a global portfolio of securities of U.S.
                           and foreign companies selected for their growth potential.

AllianceBernstein VPS      Long-term growth of capital. Invests primarily in                 AllianceBernstein L.P.
Growth and Income          dividend-paying common stocks of large, well-established, "blue
Portfolio (Class B)        chip" companies.

AllianceBernstein VPS      Long-term growth of capital. Invests primarily in a diversified   AllianceBernstein L.P.
International Value        portfolio of equity securities of established companies selected
Portfolio (Class B)        from more than 40 industries and from more than 40 developed and emerging market countries.

American Century VP        Capital growth, with income as a secondary objective. Invests     American Century Global Investment
International, Class I     primarily in stocks of growing foreign companies in developed     Management, Inc.
                           countries.

American Century VP        Long-term capital growth. Invests primarily in U.S. companies,    American Century Investment
Ultra(R), Class II         but there is no limit on the amount of assets the Fund can        Management, Inc.
                           invest in foreign companies.

American Century VP        Capital growth, with income as a secondary objective. Invests     American Century Investment
Value, Class I             primarily in stocks of companies that management believes to be   Management, Inc.
                           undervalued at the time of purchase.

Calvert Variable           Income and capital growth. Invests primarily in stocks, bonds     Calvert Asset Management Company,
Series, Inc. Social        and money market instruments which offer income and capital       Inc. (CAMCO), investment adviser.
Balanced Portfolio         growth opportunity and which satisfy the investment and social    SsgA Funds Management, Inc. and New
                           criteria.                                                         Amsterdam Partners, LLP are the
                                                                                             investment subadvisers.


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14 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN               INVESTMENT OBJECTIVES AND POLICIES                                INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------------
Columbia Marsico Growth    Long-term growth of capital. The Fund invests primarily in        Columbia Management Advisors, LLC
Fund, Variable Series      equity securities of large-capitalization companies that are      (advisor); Marsico Capital
                           selected for their growth potential. It generally holds a core    Management, LLC (sub-advisor)
                           position of between 35 and 50 common stocks. It may hold up to
                           25% of its assets in foreign securities.

Columbia Marsico           Long-term growth of capital. The Fund normally invests at least   Columbia Management Advisors, LLC
International              65% of its assets in common stocks of foreign companies. While    (advisor); Marsico Capital
Opportunities Fund,        the Fund may invest in companies of any size, it focuses on       Management, LLC (sub-advisor)
Variable Series            large companies. These companies are selected for their
                           long-term growth potential. The Fund normally invests in issuers from at least three different countries not including the United
                           States and generally holds a core position of 35 to 50 common stocks. The Fund may invest in common stocks of companies
                           operating in emerging markets.

Credit Suisse Trust -      Total return. Invests in commodity-linked derivative instruments  Credit Suisse Asset Management, LLC
Commodity Return Strategy  backed by a portfolio of fixed-income securities. The portfolio
Portfolio                  invests in commodity-linked derivative instruments, such as commodity-linked notes, swap agreements, commodity options, futures and options on futures that provide exposure to the investment returns of the commodities markets without investing directly in physical commodities.

Credit Suisse Trust -      Maximum capital appreciation. Invests in U.S. equity securities   Credit Suisse Asset Management, LLC
Mid-Cap Growth Portfolio   of "mid-cap" growth companies with growth characteristics such as positive earnings and potential for accelerated growth.

Eaton Vance VT             High level of current income. Non-diversified mutual fund that    Eaton Vance Management
Floating-Rate Income Fund  normally invests primarily in senior floating rate loans
                           ("Senior Loans"). Senior Loans typically are of below investment grade quality and have below investment grade credit ratings, which ratings are associated with having high risk, speculative characteristics. Investments are actively managed, and may be bought or sold on a daily basis (although loans are generally held until repaid). The investment adviser's staff monitors the credit quality of the Fund holdings, as well as other
                           investments that are available. Preservation of capital is considered when consistent with the Fund's objective.

Fidelity(R) VIP            Seeks long-term capital appreciation. Normally invests primarily  Fidelity Management & Research
Contrafund(R) Portfolio    in common stocks. Invests in securities of companies whose value  Company (FMR), investment manager;
Service Class 2            it believes is not fully recognized by the public. Invests in     FMR U.K. and FMR Far East,
                           either "growth" stocks or "value" stocks or both. The fund        sub-investment advisers.
                           invests in domestic and foreign issuers.

Fidelity(R) VIP Growth &   Seeks high total return through a combination of current income   FMR, investment manager; FMR U.K.,
Income Portfolio Service   and capital appreciation. Normally invests a majority of assets   FMR Far East, sub-investment
Class                      in common stocks with a focus on those that pay current           advisers.
                           dividends and show potential for capital appreciation. May invest in bonds, including lower-quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation.
                           Invests in domestic and foreign issuers. The Fund invests in either "growth" stocks or "value" stocks or both.


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15 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN               INVESTMENT OBJECTIVES AND POLICIES                                INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Mid Cap    Long-term growth of capital. Allocates assets across different    FMR, investment manager; FMR U.K.,
Portfolio Service Class    market sectors and maturities. Normally invests primarily in      FMR Far East, sub-investment
                           common stocks. Normally invests at least 80% of assets in         advisers.
                           securities of companies with medium market capitalizations. May invest in companies with smaller or larger market
                           capitalizations. Invests in domestic and foreign issuers. The
                           Fund invests in either "growth" or "value" common stocks or both.

Fidelity(R) VIP Overseas   Long-term growth of capital. Normally invests primarily in        FMR, investment manager; FMR U.K.,
Portfolio Service Class    common stocks of foreign securities. Normally invests at least    FMR Far East, Fidelity International
                           80% of assets in non-U.S. securities.                             Investment Advisors (FIIA) and FIIA
                                                                                             U.K., sub-investment advisers.

FTVIPT Franklin Real       Seeks capital appreciation, with current income as a secondary    Franklin Advisers, Inc.
Estate Fund - Class 2      goal. The Fund normally invests at least 80% of its net assets in investments of companies operating in the real estate sector.

FTVIPT Franklin Small Cap  Seeks long-term total return. The Fund normally invests at least  Franklin Advisory Services, LLC
Value Securities Fund -    80% of its net assets in investments of small capitalization
Class 2                    companies, and normally invests predominantly in equity
                           securities. For this Fund, small-capitalization companies are those with market capitalization values not exceeding $2.5 billion, at the time of purchase. The Fund invests mainly in equity securities of companies that the manager believes are undervalued.

FTVIPT Templeton Foreign   Long-term capital growth. The Fund normally invests at least 80%  Templeton Investment Counsel, LLC
Securities Fund - Class 2  of its net assets in investments of issuers located outside the
                           U.S., including those in emerging markets.

Goldman Sachs VIT Mid Cap  The Goldman Sachs VIT Mid Cap Value Fund seeks long-term capital  Goldman Sachs Asset Management, L.P.
Value Fund                 appreciation. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) ("Net Assets") in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the
                           Russell Midcap(R) Value Index at the time of investment. If the market capitalization of a company held by the Fund moves
                           outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell
                           Midcap(R) Value Index is currently between $276 million and
                           $14.9 billion. Although the Fund will invest primarily in
                           publicly traded U.S. securities, it may invest up to 25% of its
                           Net Assets in foreign securities, including securities of
                           issuers in emerging countries and securities quoted in foreign currencies. The Fund may invest in the aggregate up to 20% of its Net Assets in companies with public stock market
                           capitalizations outside the range of companies constituting the
                           Russell Midcap(R) Value Index at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations.


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16 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN               INVESTMENT OBJECTIVES AND POLICIES                                INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT          The Fund seeks long-term growth of capital. The Fund seeks this   Goldman Sachs Asset Management, L.P.
Structured Small Cap       objective through a broadly diversified portfolio of equity
Equity Fund                investments in U.S. issuers. The Fund invests, under normal circumstances, at least 80% of its net assets plus any
(previously Goldman Sachs  borrowings for investment purposes (measured at time of
VIT CORE Small Cap Equity  purchase) ("Net Assets") in a broadly diversified portfolio of
Fund)                      equity investments in small-cap U.S. issuers, including foreign issuers that are traded in the United States. However, it is
CORE is a registered       currently anticipated that, under normal circumstances the Fund
service mark of Goldman,   will invest at least 95% of its Net Assets in such equity
Sachs & Co.                investments. These issuers will have public stock market
                           capitalizations (based upon shares available for trading on an unrestricted basis) similar to that of the range of the market capitalization of companies constituting the Russell 2000(R)
                           Index at the time of investment. The Fund is not required to limit its investments to securities in the Russell 2000(R)
                           Index. In addition, if the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell 2000(R) Index is currently between $68 million and $2.4 billion.

Goldman Sachs VIT          The Fund seeks long-term growth of capital and dividend income.   Goldman Sachs Asset Management, L.P.
Structured U.S. Equity     The Fund seeks this objective through a broadly diversified
Fund                       portfolio of large-cap and blue chip equity investments
                           representing all major sectors of the U.S. economy. The Fund
(previously Goldman Sachs  invests, under normal circumstances, at least 90% of its total
VIT CORE U.S. Equity       assets (not including securities lending collateral and any
Fund)                      investment of that collateral) measured at time of purchase
                           ("Total Assets") in a diversified portfolio of equity
CORE is a registered       investments in U.S. issuers, including foreign companies that
service mark of Goldman,   are traded in the United States. However, it is currently
Sachs & Co.                anticipated that, under normal circumstances, the Fund will invest at least 95% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in such equity investments. The Fund's investments are selected using both a variety of quantitative techniques and fundamental
                           research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500 Index. The Fund seeks a broad representation in most major sectors of the U.S. economy and a portfolio consisting of companies with average long-term earnings growth expectations and dividend yields. The Fund is not required to limit its investments to securities in the S&P
                           500 Index. The Fund's investments in fixed-income securities are limited to securities that are considered cash equivalents.

Janus Aspen Series Global  Long-term growth of capital. Invests, under normal                Janus Capital
Technology Portfolio:      circumstances, at least 80% of its net assets in securities of
Service Shares             companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. It implements this policy by investing primarily in equity
                           securities of U.S. and foreign companies selected for their growth potential.


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17 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN               INVESTMENT OBJECTIVES AND POLICIES                                INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series         Long-term growth of capital. Invests, under normal                Janus Capital
International Growth       circumstances, at least 80% of its net assets in securities of
Portfolio:                 issuers from at least five different countries, excluding the
Service Shares             United States. Although the Portfolio intends to invest
                           substantially all of its assets in issuers located outside the
                           United States, it may at times invest in U.S. issuers and under unusual circumstances, it may invest all of its assets in fewer than five countries or even a single country.

Janus Aspen Series         Seeks long-term growth of capital. Invests, under normal          Janus Capital
Mid Cap Growth Portfolio:  circumstances, at least 80% of its net assets in equity
Service Shares             securities of mid-sized companies whose market capitalization falls, at the time of initial purchase, in the 12-month average of the capitalization ranges of the Russell Midcap Growth Index.

Lazard Retirement          Long-term capital appreciation. Invests primarily in equity       Lazard Asset Management, LLC
International Equity       securities, principally common stocks, of relatively large
Portfolio                  non-U.S. companies with market capitalizations in the range of the Morgan Stanley Capital International (MSCI) Europe,
                           Australia and Far East (EAFE(R)) Index that the Investment
                           Manager believes are undervalued based on their earnings, cash flow or asset values.

MFS(R) Investors           Long-term growth of capital and future income. Invests at least   MFS Investment Management(R)
Growth Stock Series -      80% of its net assets in common stocks and related securities of
Service Class              companies which MFS(R) believes offer better than average
                           prospects for long-term growth.

MFS(R) New Discovery       Capital appreciation. Invests at least 65% of its net assets in   MFS Investment Management(R)
Series - Service Class     equity securities of emerging growth companies.

MFS(R) Utilities Series -  Capital growth and current income. Invests primarily in equity    MFS Investment Management(R)
Service Class              and debt securities of domestic and foreign companies in the utilities industry.

Neuberger Berman Advisers  Long-term growth of capital. The Fund invests mainly in foreign   Neuberger Berman Management Inc.
Management Trust           companies of any size, including companies in developed and
International Portfolio    emerging industrialized markets. The Fund defines a foreign
(Class S)                  company as one that is organized outside of the United States and conducts the majority of its business abroad. The Fund seeks to reduce risk by diversifying among many industries. Although it has the flexibility to invest a significant portion of its assets in one country or region, it generally intends to remain well-diversified across countries and geographical regions.

Oppenheimer Global         Long-term capital appreciation. Invests mainly in common stocks   OppenheimerFunds, Inc.
Securities Fund/VA,        of U.S. and foreign issuers that are "growth-type" companies,
Service Shares             cyclical industries and special situations that are considered to have appreciation possibilities.


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18 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN               INVESTMENT OBJECTIVES AND POLICIES                                INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street    Seeks capital appreciation. Invests mainly in common stocks of    OppenheimerFunds, Inc.
Small Cap Fund/VA,         small-capitalization U.S. companies that the fund's investment
Service Shares             manager believes have favorable business trends or prospects.

Oppenheimer                High level of current income principally derived from interest    OppenheimerFunds, Inc.
Strategic Bond Fund/VA,    on debt securities. Invests mainly in three market sectors: debt
Service Shares             securities of foreign governments and companies, U.S. government securities and lower-rated high yield securities of U.S. and foreign companies.

PIMCO VIT All Asset        Seeks maximum real return consistent with preservation of real    Pacific Investment Management
Portfolio, Advisor Share   capital and prudent investment management period. The Portfolio   Company LLC
Class                      seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in
                           Institutional Class shares of the PIMCO Funds, an affiliated open-end investment company, except the All Asset and All Asset
                           All Authority Funds ("Underlying Funds"). Though it is
                           anticipated that the Portfolio will not currently invest in the
                           European StockPLUS(R) TR Strategy, Far East (ex-Japan)
                           StocksPLUS(R) TR Strategy, Japanese StocksPLUS(R) TR Strategy,
                           StocksPLUS(R) Municipal-Backed and StocksPLUS(R) TR Short
                           Strategy Funds, the Portfolio may invest in these Funds in the future, without shareholder approval, at the discretion of the
                           Portfolio's asset allocation sub-adviser.

Putnam VT International    Seeks long-term capital appreciation. The fund pursues its goal   Putnam Investment Management, LLC
New Opportunities Fund -   by investing mainly in common stocks of companies outside the
Class IB Shares            United States with a focus on growth stocks.

Putnam VT Vista            Seeks capital appreciation. The fund pursues its goal by          Putnam Investment Management, LLC
Fund - Class IB Shares     investing mainly in common stocks of U.S. companies, with a focus on growth stocks.

RiverSource Variable       Maximum total investment return through a combination of capital  RiverSource Investments
Portfolio - Balanced Fund  growth and current income. Invests primarily in a combination of common and preferred stocks, bonds and other debt securities.
                           Under normal market conditions, at least 50% of the Fund's total assets are invested in common stocks and no less than 25% of the
                           Fund's total assets are invested in debt securities. The Fund may invest up to 25% of its total assets in foreign investments.

RiverSource Variable       Maximum current income consistent with liquidity and stability    RiverSource Investments
Portfolio - Cash           of principal. Invests primarily in money market instruments,
Management Fund            such as marketable debt obligations issued by corporations or the U.S. government or its agencies, bank certificates of
                           deposit, bankers' acceptances, letters of credit, and commercial paper, including asset-backed commercial paper.


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19 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN               INVESTMENT OBJECTIVES AND POLICIES                                INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable       High total return through current income and capital              RiverSource Investments
Portfolio - Core Bond      appreciation. Under normal market conditions, the Fund invests
Fund                       at least 80% of its net assets in bonds and other debt
                           securities. Although the Fund is not an index fund, it invests primarily in securities like those included in the Lehman
                           Brothers Aggregate Bond Index ("the Index"), which are
                           investment grade and denominated in U.S. dollars. The Index includes securities issued by the U.S. government, corporate bonds, and mortgage- and asset-backed securities. The Fund will not invest in securities rated below investment grade, although it may hold securities that have been downgraded.

RiverSource Variable       High level of current income while attempting to conserve the     RiverSource Investments
Portfolio - Diversified    value of the investment and continuing a high level of income
Bond Fund                  for the longest period of time. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds and other debt securities. At least 50% of the Fund's net assets will be invested in securities like those included in the Lehman
                           Brothers Aggregate Bond Index (Index), which are investment grade and denominated in U.S. dollars. The Index includes
                           securities issued by the U.S. government, corporate bonds, and mortgage- and asset-backed securities. Although the Fund
                           emphasizes high- and medium-quality debt securities, it will assume some credit risk to achieve higher yield and/or capital appreciation by buying lower-quality (junk) bonds.

RiverSource Variable       High level of current income and, as a secondary goal, steady     RiverSource Investments
Portfolio - Diversified    growth of capital. Under normal market conditions, the Fund
Equity Income Fund         invests at least 80% of its net assets in dividend-paying common and preferred stocks.

RiverSource Variable       Long-term capital growth. The Fund's assets are primarily         RiverSource Investments, adviser;
Portfolio - Emerging       invested in equity securities of emerging market companies.       Threadneedle International Limited,
Markets Fund               Under normal market conditions, at least 80% of the Fund's net    an indirect wholly-owned subsidiary
                           assets will be invested in securities of companies that are       of Ameriprise Financial, subadviser.
                           located in emerging market countries, or that earn 50% or more of their total revenues from goods and services produced in emerging market countries or from sales made in emerging market countries.

RiverSource Variable       Long-term capital growth The Fund's assets are primarily          RiverSource Investments
Portfolio -Fundamental     invested in equity securities of U.S. companies. Under normal
Value Fund                 market conditions, the Fund's net assets will be invested
                           primarily in companies with market capitalizations of at least
                           $5 billion.

RiverSource Variable       High total return through income and growth of capital.           RiverSource Investments
Portfolio - Global Bond    Non-diversified mutual fund that invests primarily in debt
Fund                       obligations of U.S. and foreign issuers (which may include issuers located in emerging markets). Under normal market
                           conditions, the Fund invests at least 80% of its net assets in investment-grade corporate or government debt obligations
                           including money market instruments of issuers located in at least three different countries.


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20 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN               INVESTMENT OBJECTIVES AND POLICIES                                INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable       Total return that exceeds the rate of inflation over the          RiverSource Investments
Portfolio - Global         long-term. Non-diversified mutual fund that, under normal market
Inflation Protected        conditions, invests at least 80% of its net assets in
Securities Fund            inflation-protected debt securities. These securities include inflation-indexed bonds of varying maturities issued by U.S. and foreign governments, their agencies or instrumentalities, and corporations.

RiverSource Variable       Long-term capital growth. Invests primarily in common stocks and  RiverSource Investments
Portfolio - Growth Fund    securities convertible into common stocks that appear to offer growth opportunities. These growth opportunities could result from new management, market developments, or technological superiority. The Fund may invest up to 25% of its total assets in foreign investments.

RiverSource Variable       High current income, with capital growth as a secondary           RiverSource Investments
Portfolio - High Yield     objective. Under normal market conditions, the Fund invests at
Bond Fund                  least 80% of its net assets in high-yielding, high-risk
                           corporate bonds (junk bonds) issued by U.S. and foreign
                           companies and governments.

RiverSource Variable       High total return through current income and capital              RiverSource Investments
Portfolio - Income         appreciation. Under normal market conditions, invests primarily
Opportunities Fund         in income-producing debt securities with an emphasis on the higher rated segment of the high-yield (junk bond) market. The
                           Fund will purchase only securities rated B or above, or unrated securities believed to be of the same quality. If a security falls below a B rating, the Fund may continue to hold the
                           security.

RiverSource Variable       Capital appreciation. Invests primarily in equity securities of   RiverSource Investments, adviser;
Portfolio - International  foreign issuers that offer strong growth potential. The Fund may  Threadneedle International Limited,
Opportunity Fund           invest in developed and in emerging markets.                      an indirect wholly-owned subsidiary
                                                                                             of Ameriprise Financial, subadviser.

RiverSource Variable       Capital appreciation. Under normal market conditions, the Fund    RiverSource Investments
Portfolio - Large Cap      invests at least 80% of its net assets in equity securities of
Equity Fund                companies with market capitalization greater than $5 billion at the time of purchase.

RiverSource Variable       Long-term growth of capital. Under normal market conditions, the  RiverSource Investments
Portfolio - Large Cap      Fund invests at least 80% of its net assets in equity securities
Value Fund                 of companies with a market capitalization greater than $5
                           billion. The Fund may also invest in income-producing equity securities and preferred stocks.

RiverSource Variable       Growth of capital. Under normal market conditions, the Fund       RiverSource Investments
Portfolio - Mid Cap        invests at least 80% of its net assets in equity securities of
Growth Fund                mid capitalization companies. The investment manager defines mid-cap companies as those whose market capitalization (number of shares outstanding multiplied by the share price) falls within the range of the Russell Midcap(R) Growth Index.

RiverSource Variable       Under normal circumstances, the Fund invests at least 80% of its  RiverSource Investments
Portfolio - Mid Cap        net assets (including the amount of any borrowings for
Value Fund                 investment purposes) in equity securities of medium-sized
                           companies. Medium-sized companies are those whose market
                           capitalizations at the time of purchase fall within the range of the Russell Midcap(R) Value Index.


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21 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN               INVESTMENT OBJECTIVES AND POLICIES                                INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable       Long-term capital appreciation. The Fund seeks to provide         RiverSource Investments
Portfolio - S&P 500        investment results that correspond to the total return (the
Index Fund                 combination of appreciation and income) of large-capitalization stocks of U.S. companies. The Fund invests in common stocks included in the Standard & Poor's 500 Composite Stock Price
                           Index (S&P 500). The S&P 500 is made up primarily of
                           large-capitalization companies that represent a broad spectrum of the U.S. economy.

RiverSource Variable       Long-term growth of capital. Invests primarily in common stocks,  RiverSource Investments, adviser;
Portfolio - Select Value   preferred stocks and securities convertible into common stocks    GAMCO Investors, Inc., subadvisor
Fund                       that are listed on a nationally recognized securities exchange or traded on the NASDAQ National Market System of the National
                           Association of Securities Dealers. The Fund invests in mid-cap companies as well as companies with larger and smaller market capitalizations.

RiverSource Variable       A high level of current income and safety of principal            RiverSource Investments
Portfolio - Short          consistent with an investment in U.S. government and government
Duration U.S. Government   agency securities. Under normal market conditions, at least 80%
Fund                       of the Fund's net assets are invested in securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities.

RiverSource Variable       Long-term capital growth. Under normal market conditions, at      RiverSource Investments, adviser;
Portfolio - Small Cap      least 80% of the Fund's net assets are invested in equity         Kenwood Capital Management LLC,
Advantage Fund             securities of companies with market capitalization of up to $2    subadviser
                           billion or that fall within the range of the Russell 2000(R)
                           Index at the time of investment.

RiverSource Variable       Long-term capital appreciation. Invests primarily in equity       RiverSource Investments, adviser;
Portfolio - Small Cap      securities. Under normal market conditions, at least 80% of the   River Road Asset Management, LLC,
Value Fund                 Fund's net assets will be invested in small cap companies with    Donald Smith & Co., Inc., Franklin
                           market capitalization, at the time of investment, of up to $2.5   Portfolio Associates LLC and Barrow,
                           billion or that fall within the range of the Russell 2000(R)      Hanley, Mewhinney & Strauss, Inc.,
                           Value Index.                                                      subadvisers.

Royce Micro-Cap Portfolio  Long-term growth of capital. Invests primarily in a broadly       Royce & Associates, LLC
                           diversified portfolio of equity securities issued by micro-cap companies (companies with stock market capitalizations below
                           $500 million).

Third Avenue Value         Long-term capital appreciation. Invests primarily in common       Third Avenue Management LLC
Portfolio                  stocks of well-financed companies, meaning companies without significant liabilities in comparison to their liquid resources at a discount to what the Adviser believes is their intrinsic value.

Van Kampen Life            Capital growth and income through investments in equity           Van Kampen Asset Management
Investment Trust Comstock  securities, including common stocks, preferred stocks and
Portfolio, Class II        securities convertible into common and preferred stocks.
Shares

Van Kampen UIF Global      Current income and capital appreciation. Invests primarily in     Morgan Stanley Investment Management
Real Estate Portfolio,     equity securities of companies in the real estate industry        Inc., doing business as Van Kampen,
Class II Shares            located throughout the world, including real estate operating     adviser; Morgan Stanley Investment
                           companies, real estate investment trusts and foreign real estate  Management and Morgan Stanley
                           companies.                                                        Investment Management Company,
                                                                                             sub-adviser


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22 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN               INVESTMENT OBJECTIVES AND POLICIES                                 INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------------
Van Kampen UIF Mid Cap     Long-term capital growth. Invests primarily in growth-oriented    Morgan Stanley Investment Management
Growth Portfolio, Class    equity securities of U.S. mid cap companies and foreign           Inc., doing business as Van Kampen
II Shares                  companies, including emerging market securities.

Wanger International       Long-term growth of capital. Invests primarily in stocks of       Columbia Wanger Asset Management,
Small Cap                  companies based outside the U.S. with market capitalizations of   L.P.
                           less than $5 billion at time of initial purchase.

Wanger U.S.                Long-term growth of capital. Invests primarily in stocks of       Columbia Wanger Asset Management,
Smaller Companies          small- and medium-size U.S. companies with market                 L.P.
                           capitalizations of less than $5 billion at time of initial purchase.

Wells Fargo Advantage VT   Long-term total return consistent with reasonable risk. The Fund  Wells Fargo Funds Management, LLC,
Asset Allocation Fund      invests in equity and fixed income securities with an emphasis    adviser; Wells Capital Management
                           on equity securities. The Fund does not select individual         Incorporated, subadviser.
                           securities for investment, rather, it buys substantially all of the securities of various indexes to replicate such indexes. The
                           Fund invests the equity portion of its assets in common stocks to replicate the S&P 500 Index, and invests the fixed income portion of its assets in U.S. Treasury Bonds to replicate the
                           Lehman Brothers 20+ Treasury Index. The Fund seeks to maintain a
                           95% or better performance correlation with the respective
                           indexes, before fees and expenses, regardless of market
                           conditions. The Fund's "neutral" target allocation is 60% equity securities and 40% fixed income securities.

Wells Fargo Advantage VT   Long-term capital appreciation. The Fund seeks long-term capital  Wells Fargo Funds Management, LLC,
International Core Fund    appreciation by investing principally in non-U.S. securities,     adviser; New Star Institutional
                           with focus on companies with strong growth potential that offer   Managers Limited, subadviser.
                           relative values. These companies typically have distinct
                           competitive advantages, high or improving returns on invested capital and a potential for positive earnings surprises. The
                           Fund may invest in emerging markets.

Wells Fargo Advantage VT   Long-term capital appreciation. Focus is on companies believed    Wells Fargo Funds Management, LLC,
Small Cap Growth Fund      to have above-average growth potential or that may be involved    adviser; Wells Capital Management
                           in new or innovative products, services and processes. Invests    Incorporated, subadviser.
                           principally in securities of companies with market
                           capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, which is considered a small capitalization index that is expected to change frequently.


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23 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

THE FIXED ACCOUNT

You also may allocate purchase payments and purchase payment credits or transfer contract value to the fixed account. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the fixed account increases as we credit interest to the account. Purchase payments and transfers to the fixed account become part of our general account. We credit and compound interest daily based on a 365-day year so as to produce the annual effective rate which we declare. We do not credit interest on leap days (Feb. 29). The interest rate we apply to each purchase payment or transfer to the fixed account is guaranteed for one year. Thereafter, we will change the rates from time to time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing IDS Life annuities, product design, competition, and the IDS Life's revenues and expenses.

Interests in the fixed account are not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account. Disclosures regarding the fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. (See "Making the Most of Your Contract -- Transfer policies" for restrictions on transfers involving the fixed account.)

BUYING YOUR CONTRACT

New contracts are not currently being offered.

As the owner, you have all rights and may receive all benefits under the contract. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can become an owner or an annuitant if you are 90 or younger.

The contract provides for allocation of purchase payments and purchase payment credits to the subaccounts of the variable account and/or to the fixed account in even 1% increments. We reserve the right to not accept purchase payments allocated to the fixed account for twelve months following: (1) a partial surrender from the fixed account; or (2) a lump sum from the fixed account to the subaccounts,

We applied your initial purchase payment within two business days after we received it at our home office. However, we will credit additional purchase payments you make to your accounts on the valuation date we receive them.

If we receive an additional purchase payment at our home office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our home office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

THE SETTLEMENT DATE

Annuity payouts are scheduled to begin on the settlement date. When we processed your application, we established the settlement date as the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and the date specified below for qualified annuities or you selected a date within the maximum limits. Your selected date can align with your actual retirement from a job, or it can be a different date, depending on your needs and goals and on certain restrictions. You also can change the settlement date, provided you send us written instructions at least 30 days before annuity payouts begin.

FOR NONQUALIFIED ANNUITIES AND ROTH IRAS, the settlement date must be:

-  no earlier than the 60th day after the contract's effective date; and

- no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75. (In Pennsylvania, the maximum settlement date ranges from age 85 to 96 based on the annuitant's age when we issue the contract. See contract for details.)

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAS, to comply with IRS regulations, the settlement date generally must be:

- for IRAs, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2, or, if later, retires (except that 5% business owners may not select a settlement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).

If you satisfy your RMDs in the form of partial surrenders from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us. (In Pennsylvania, the annuity payout ranges from age 85 to 96 based on the annuitant's age when the contract is issued. See contract for details.)

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

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24 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

BENEFICIARY

If death benefits become payable before the settlement date while the contract is in force and before annuity payouts begin, we will pay your named beneficiary all or part of the contract value. If there is no named beneficiary, then the default provisions of your contract apply. (See "Benefits in Case of Death" for more about beneficiaries.)

PURCHASE PAYMENTS

MINIMUM ALLOWABLE PURCHASE PAYMENTS(1)

    If paying by installments under a scheduled payment plan:
       $23.08 biweekly, or
       $50 per month
    If paying by any other method:
       $50


(1) If you do not make any purchase payments for 24 months, and your previous payments total $600 or less, we have the right to give you 30 days' written notice and pay you the total value of your contract in a lump sum. This right does not apply to contracts in New Jersey.


MAXIMUM ALLOWABLE ANNUAL PURCHASE PAYMENTS(2)

       $100,000 for ages through 85
       $50,000 for ages 86 to 90

(2) These limits apply in total to all IDS Life annuities you own. We reserve the right to increase maximum limits. For qualified annuities the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.

Except for TSAs, purchase payments are limited and may not be made after the third contract anniversary in Massachusetts, Washington and Oregon.

We reserve the right to not accept purchase payments allocated to the fixed account for twelve months following either:

1. a partial surrender from the fixed account; or

2. a lump sum transfer from the fixed account to a subaccount.

HOW TO MAKE PURCHASE PAYMENTS

1 BY LETTER

Send your check along with your name and contract number to:

IDS LIFE INSURANCE COMPANY

70200 AMERIPRISE FINANCIAL CENTER

MINNEAPOLIS, MN 55474

2 BY SCHEDULED PAYMENT PLAN

We can help you set up:

- an automatic payroll deduction, salary reduction or other group billing arrangement; or

-  a bank authorization.

PURCHASE PAYMENT CREDITS

We add a credit to your contract in the amount of:

-  1% of each purchase payment received:

   -- if you elect the ten-year surrender charge schedule* for your contract; OR

   -- if you elect the seven-year surrender charge schedule for your contract
      AND your initial purchase payment to the contract is at least $100,000.

- 2% of each purchase payment received if you elect the ten-year surrender charge schedule* for your contract and your initial purchase payment to the contract is at least $100,000.

We fund the credit from our general account. We do not consider credits to be "investments" for income tax purposes. (See "Taxes.")

We allocate each credit to your contract value when the applicable purchase payment is applied to your contract value. We allocate such credits to your contract value according to allocation instructions in effect for your purchase payments.

We will reverse credits from the contract value for any purchase payment that is not honored. The amount returned to you under the free look provision also will not include any credits applied to your contract. (See "The Contract in Brief -- Free look period.")

* The ten-year surrender charge is not available in Oregon. Contracts purchased in Oregon are only eligible for a 1% purchase payment credit if the initial purchase payment is at least $100,000.

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25 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

To the extent a death benefit or surrender payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; or (2) a request for surrender charge waiver due to Nursing Home Confinement, we will assess a charge, similar to a surrender charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your surrender value.

Surrender charges under the contract may be higher than those for contracts that do not have purchase payment credits. The amount of the credits may be more than offset by the additional charges associated them. Because of higher charges, there could be circumstances where you may be worse off purchasing this contract with the credits than purchasing other contracts. All things being equal (such as fund performance and availability), this may occur if you select the ten-year surrender charge and you make a full withdrawal in years five through ten. We pay for the credits primarily through revenue from a higher and longer withdrawal charge schedule and through lower costs associated with larger sized contracts, including lower compensation paid on the sales of these contracts. We reserve the right to increase the amount of the credit for certain groups of contract owners. The increase will not be greater than 8% of total net purchase payments. We would pay for increases in credit amounts primarily through reduced expenses expected from such groups.

CHARGES

CONTRACT ADMINISTRATIVE CHARGE

We charge this fee for establishing and maintaining your records. We deduct $30 from the contract value on your contract anniversary at the end of each contract year. We prorate this charge among the subaccounts and the fixed account in the same proportion your interest in each account bears to your total contract value.

We will waive this charge when your contract value, or total purchase payments less any payments surrendered, is $50,000 or more on the current contract anniversary.

If you surrender your contract, we will deduct the charge at the time of surrender regardless of the contract value or purchase payments made. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

MORTALITY AND EXPENSE RISK FEE

We charge this fee daily to the subaccounts. The unit values of your subaccounts reflect this fee. For nonqualified annuities the fee totals 0.95% of the average daily net assets on an annual basis. For qualified annuities the fee totals 0.75% of the average daily net assets on an annual basis. This fee covers the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. This fee does not apply to the fixed account.

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because we cannot increase the contract administrative charge and this charge may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the surrender charge, discussed in the following paragraphs, will cover sales and distribution expenses.

MAV RIDER FEE

We charge a fee for the optional feature only if you select it(1). If selected, we deduct an annual fee of 0.15% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the subaccounts and fixed accounts in the same proportion your interest in each account bears to your total contract value.

If the contract terminates for any reason except death or at the settlement date, we will deduct this fee, adjusted for the number of calendar days coverage was in place. If you choose to drop this rider on an anniversary (subject to the restrictions given in "Optional Benefits"), we will deduct this fee on that anniversary. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

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26 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

EEB RIDER FEE

We charge a fee for the optional feature only if you select it(1). If selected, we deduct an annual fee of 0.30% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the subaccounts and fixed accounts in the same proportion your interest in each account bears to your total contract value.

If the contract terminates for any reason except death or at the settlement date, we will deduct this fee, adjusted for the number of calendar days coverage was in place. If you chose to drop this rider on an anniversary (subject to the restrictions given in "Optional Benefits"), we will deduct this fee on that anniversary. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

(1) You may select either the MAV or EEB riders. Or you may select the MAV and the EEB. Riders may not be available in all states. The MAV and EEB are only available if you and the annuitant are 75 or younger at the rider effective date.

SURRENDER CHARGE


If you surrender all or part of your contract, you may be subject to a surrender charge. A surrender charge applies if all or part of the surrender amount is from purchase payments we received within seven or ten years before surrender. You select the surrender charge period at the time of your application for the contract. The surrender charge percentages that apply to you are shown in your contract.


You may surrender an amount during any contract year without a surrender charge. We call this amount the Total Free Amount (TFA).

The TFA is defined as the greater of:


-  10% of the contract value on the prior contract anniversary; and


-  current contract earnings.


NOTE: We determine current contract earnings by looking at the entire contract value, not the earnings of any particular subaccount, or the fixed account.


Amounts surrendered in excess of the TFA may be subject to a surrender charge as described below.

1. First, we surrender the TFA. We do not assess a surrender charge on the TFA.

2. Next we surrender purchase payments received prior to the surrender charge period you selected and shown in your contract. We do not assess a surrender charge on these purchase payments.

3. Finally, if necessary, we surrender purchase payments received that are still within the surrender charge period you selected and shown in your contract. We surrender these payments on a first-in, first-out (FIFO) basis. We do assess a surrender charge on these payments.

We determine your surrender charge by multiplying each of your payments surrendered by the applicable surrender charge percentage, and then adding the total surrender charges.

The surrender charge percentage depends on the number of years since you made the payments that are surrendered, depending on the schedule you selected*:

                          SEVEN-YEAR SCHEDULE                                 TEN-YEAR SCHEDULE*
          NUMBER OF COMPLETED YEARS FROM   SURRENDER CHARGE   NUMBER OF COMPLETED YEARS FROM   SURRENDER CHARGE
          DATE OF EACH PURCHASE PAYMENT       PERCENTAGE      DATE OF EACH PURCHASE PAYMENT       PERCENTAGE
                        0                         7%                        0                         8%
                        1                         7                         1                         8
                        2                         7                         2                         8
                        3                         6                         3                         7
                        4                         5                         4                         7
                        5                         4                         5                         6
                        6                         2                         6                         5
                        7                         0                         7                         4
                                                                            8                         3
                                                                            9                         2
                                                                           10                         0

* The ten-year surrender charge schedule is not available in Oregon. For contracts issued in Massachusetts, Oregon and Washington, surrender charges are waived after the tenth contract anniversary.

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27 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

PARTIAL SURRENDERS

For a partial surrender that is subject to a surrender charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable surrender charge. The surrender charge percentage is applied to this total amount. We pay you the amount you requested.

EXAMPLE:

Assume you requested a surrender of $1,000 and there is a surrender charge of 7%. The total amount we actually deduct from your contract is $1,075.27. We determine this amount as follows:

               AMOUNT REQUESTED                    $1,000
          ------------------------       OR        ------ = $1,075.27
          1.00 - SURRENDER CHARGE                   .93

By applying the 7% surrender charge to $1,075.27, the surrender charge is $75.27. We pay you the $1,000 you requested. If you make a full surrender of your contract, we also will deduct the applicable contract administrative charge.

SURRENDER CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a surrender. The amount that you can surrender is the present value of any remaining variable payouts. The surrender charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.

                                                        ASSUMED INVESTMENT RATE
                                                        3.50%            5.00%
Qualified annuity discount rate                         4.72%            6.22%
Nonqualified annuity discount rate                      4.92%            6.42%

SURRENDER CHARGE CALCULATION EXAMPLE

The following is an example of the calculation we would make to determine the surrender charge on a contract that contains a seven-year surrender charge schedule with this history:


- The contract date is July 1, 2001 with a contract year of July 1 through June 30 and with an anniversary date of July 1 each year; and


-  We received these payments:


   --$10,000 July 1, 2001;
   --$ 8,000 Dec. 31, 2006;
   --$ 6,000 Feb. 20, 2009; and

- The owner surrenders the contract for its total contract value of $26,500 on Aug. 5, 2009 and had not made any other surrenders during that contract year; and

-  The prior anniversary July 1, 2009 contract value was $28,000.



SURRENDER CHARGE    EXPLANATION
   $  0             $2,500 is contract earnings surrendered without charge; and
      0             $300 is 10% of the prior anniversary's contract value that is in excess of contract earnings surrendered without charge
                    (from above).
                    10% of $28,000 = $2,800 - $2,500 = $300
      0             $10,000 July 1, 2000 purchase payment was received eight or more years before surrender and is surrendered without
                    surrender charge; and
    480             $8,000 Dec. 31, 2006 purchase payment is surrendered with a
                    6% surrender charge since there have been 3 completed years from date of purchase payment; and
    420             $6,000 Feb. 20, 2009 purchase payment is surrendered with a
                    7% surrender charge since there have been 1 completed year from date of purchase payment.
  -----
   $900


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28 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

WAIVER OF SURRENDER CHARGES

We do not assess surrender charges for:

-  surrenders of any contract earnings;

- surrenders of amounts totaling up to 10% of the contract value on the prior contract anniversary to the extent it exceeds contract earnings;

- amounts surrendered after the tenth contract anniversary in Massachusetts, Washington and Oregon.

- required minimum distributions from a qualified annuity provided the amount is not greater than the RMDs for the specific contract in force;

- contracts settled using an annuity payout plan, unless an Annuity Payout Plan E is later surrendered;

-  amounts we refund to you during the free look period*;

-  death benefits*; and

- surrenders you make under your contract's "Waiver of Surrender Charges for Nursing Home Confinement" provision*. To the extent permitted by state law, this provision applies when you are under age 76 at contract issue. Under this provision, we will waive surrender charges that we normally assess upon full or partial surrender if you provide proof satisfactory to us that, as of the date you request the surrender, you or the annuitant are confined to a nursing home and have been for the prior 90 days and the confinement began after the contract date. (See your contract for additional conditions and restrictions on this waiver.)

* However, we will reverse certain purchase payment credits. (See "Buying your contract -- Purchase payment credits.")


OTHER INFORMATION ON CHARGES: Ameriprise Financial, Inc. makes certain custodial services available to some profit sharing, money purchase and target benefit plans funded by our annuities. Fees for these services start at $30 per calendar year per participant. Ameriprise Financial, Inc. will charge a termination fee for owners under age 59 1/2 (fee waived in case of death or disability).


POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and surrender charges. However, we expect this to occur infrequently.


FUND FEES AND EXPENSES

There are deductions from and expenses paid out of the assets of the funds that are described in the prospectus for those funds. (See "Annual Operating Expenses of the Funds.")


PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was sold. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you surrender your contract.

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29 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

VALUING YOUR INVESTMENT

We value your accounts as follows:

FIXED ACCOUNT

We value the amounts allocated to the fixed account directly in dollars. The fixed account value equals:

- the sum of your purchase payments and purchase payment credits and transfer amounts allocated to the fixed account;

-  plus interest credited;

- minus the sum of amounts surrendered (including any applicable surrender charges) and amounts transferred out,

-  minus any prorated portion of the contract administrative charge;

-  minus any prorated portion of the MAV rider fee (if selected); and

-  minus any prorated portion of the EEB rider fee (if selected).

SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payments credits to a subaccount, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial surrender, transfer amounts out of a subaccount or we assess a contract administrative charge, surrender charge or fee for any optional riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses. Here is how we calculate accumulation unit values:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: the current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

-  dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

-  additional purchase payments you allocate to the subaccounts;

-  any purchase payment credits allocated to the subaccounts;

-  transfers into or out of the subaccounts;

-  partial surrenders;

-  surrender charges;

and a deduction of:

-  a prorated portion of the contract administrative charge;

-  a prorated portion of the MAV rider fee (if selected); and/or

-  a prorated portion of the EEB rider fee (if selected).

Accumulation unit values will fluctuate due to:

-  changes in fund net asset value;

-  fund dividends distributed to the subaccounts;

-  fund capital gains or losses;

-  fund operating expenses; and/or

-  mortality and expense risk fees.

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30 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the fixed account to one or more subaccounts. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                                       NUMBER
By investing an equal number                                 AMOUNT    ACCUMULATION   OF UNITS
of dollars each month ...                      MONTH        INVESTED    UNIT VALUE    PURCHASED

                                                Jan          $100         $20          5.00

                                                Feb           100          18          5.56

you automatically buy                           Mar           100          17          5.88
more units when the
per unit market price is low ... ------>        Apr           100          15          6.67

                                                May           100          16          6.25

                                                Jun           100          18          5.56

                                                Jul           100          17          5.88

and fewer units                                 Aug           100          19          5.26
when the per unit
market price is high.            ------>        Sept          100          21          4.76

                                                Oct           100          20          5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your sales representative.

ASSET REBALANCING

You can ask us in writing to have the variable subaccount portion of your contract value allocated according to the percentages (in whole percentage amounts ) that you choose. We automatically will rebalance the variable subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing or by any other method acceptable to us, to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your sales representative.

TRANSFERRING BETWEEN ACCOUNTS

You may transfer contract value from any one subaccount, or the fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the fixed account.

When your request to transfer will be processed depends on when we receive it:

- If we receive your transfer request at our home office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

- If we receive your transfer request at our home office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

--------------------------------------------------------------------------------
31 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments.

We may suspend or modify transfer privileges at any time.


WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT INVEST IN THIS CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE OR LESS RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU


Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower, too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.


IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as dollar-cost averaging. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer requests, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.


If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

-  requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

-  not accepting telephone or electronic transfer requests;

-  requiring a minimum time period between each transfer;

-  not accepting transfer requests of an agent acting under power of attorney;

-  limiting the dollar amount that you may transfer at any one time; or

-  suspending the transfer privilege.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.


We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.


--------------------------------------------------------------------------------
32 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE, EXCHANGE AND REDEMPTION OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE BUT NOT BE LIMITED TO PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

- Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Further the risks of market timing may be greater for underlying funds that invest in securities, such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSES TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

For information on transfers after annuity payouts begin, see "Transfer policies" below.


TRANSFER POLICIES

- Before annuity payouts begin, you may transfer contract values between the subaccounts. You may also transfer contract values from the subaccounts to the fixed account. However, if you made a transfer from the fixed account to the subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next contract anniversary.

- You may transfer contract values from the fixed account to the subaccounts once a year during a 31-day transfer period starting on each contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums).

- If we receive your request within 30 days before the contract anniversary date, the transfer from the fixed account to the subaccounts will be effective on the anniversary.

- If we receive your request on or within 30 days after the contract anniversary date, the transfer from the fixed account to the subaccounts will be effective on the valuation date we receive it.

- We will not accept requests for transfers from the fixed account at any other time.

- Once annuity payouts begin, you may not make transfers to or from the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, you cannot invest in more than five subaccounts at any one time unless we agree otherwise.

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33 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

HOW TO REQUEST A TRANSFER OR SURRENDER

1 BY LETTER


Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or surrender to:


IDS LIFE INSURANCE COMPANY

70100 AMERIPRISE FINANCIAL CENTER

MINNEAPOLIS, MN 55474

MINIMUM AMOUNT

Transfers or surrenders:  $250 or entire account balance

MAXIMUM AMOUNT

Transfers or surrenders:  Contract value or entire account balance


* Failure to provide your Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.


2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL SURRENDERS

Your sales representative can help you set up automated transfers among your subaccounts or fixed account or partial surrenders from the accounts.

You can start or stop this service by written request or other method acceptable to us. You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the fixed account within 12 months.

- Automated surrenders may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial surrenders are in effect.

- Automated partial surrenders may result in IRS taxes and penalties on all or part of the amount surrendered.

- The balance in any account from which you make an automated transfer or automated partial surrender must be sufficient to satisfy your instructions. If not, we will suspend your entire automated arrangement until the balance is adequate.

- If we must suspend your automated transfer or automated partial surrender arrangement for six months, we reserve the right to discontinue the arrangement in its entirety.

MINIMUM AMOUNT

Transfers or surrenders:  $50

MAXIMUM AMOUNT

Transfers or surrenders:  None (except for automated transfers from the fixed account)

3 BY PHONE

Call between 7 a.m. and 7 p.m. Central time:

(800) 862-7919

TTY service for the hearing impaired:

(800) 285-8846

MINIMUM AMOUNT

Transfers or surrenders:  $250 or entire account balance

MAXIMUM AMOUNT

Transfers:                Contract value or entire account balance
Surrenders:               $100,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or surrender requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and tape recording calls. We will not allow a telephone surrender within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers or surrenders are automatically available. You may request that telephone transfers or surrenders NOT be authorized from your account by writing to us.

--------------------------------------------------------------------------------
34 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

SURRENDERS

You may surrender all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. We will process your surrender request on the valuation date we receive it. If we receive your surrender request at our home office before the close of business, we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request. If we receive your surrender request at our home office at or after the close of business, we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request. We may ask you to return the contract. You may have to pay contract administrative charges, surrender charges, or any applicable optional rider charges (see "Charges"), and IRS taxes and penalties (see "Taxes"). You cannot make surrenders after annuity payouts begin except under Plan E (see "The Annuity Payout Period -- Annuity Payout Plans").

Any partial surrenders you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected also will be reduced. In addition, surrenders you are required to take to satisfy the RMDs under the Code may reduce the value of certain death benefits and optional benefits (see "Taxes -- Qualified Annuities -- Required Minimum Distributions").

SURRENDER POLICIES

If you have a balance in more than one account and you request a partial surrender, we will withdraw money from all your subaccounts and/or the fixed account in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise. The minimum contract value after partial surrender is $600.

RECEIVING PAYMENT

1 BY REGULAR OR EXPRESS MAIL

-  payable to you;

-  mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

2 BY WIRE

-  request that payment be wired to your bank;

-  bank account must be in the same ownership as your contract; and

-  pre-authorization required.

NOTE: We will charge you a fee if you request that payment be wired to your bank. For instructions, please contact your sales representative.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

   --the surrender amount includes a purchase payment check that has not cleared;

   --the NYSE is closed, except for normal holiday and weekend closings;

   --trading on the NYSE is restricted, according to SEC rules;

   --an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

   --the SEC permits us to delay payment for the protection of security holders.

--------------------------------------------------------------------------------
35 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

TSA -- SPECIAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

   --you are at least age 59 1/2;

   --you are disabled as defined in the Code;

   --you severed employment with the employer who purchased the contract; or

   --the distribution is because of your death.

- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

- If the contract has a loan provision, the right to receive a loan is described in detail in your contract.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our home office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

Please consider carefully whether or not you wish to change ownership of your nonqualified annuity if you have elected the MAV or EEB. The terms of the EEB and the MAV will change due to a change of ownership. If either the new owner or the annuitant is older than age 75, the EEB will terminate. Otherwise, the EEB will effectively "start over". We will treat the EEB as if it is issued on the day the change of ownership is made, using the attained age of the new owner as the "issue age" to determine the benefit levels. The account value on the date of the ownership change will be treated as a "purchase payment" in determining future values of "earnings at death" under the EEB. If either the new owner or the annuitant is older than age 75, the MAV will terminate. If the MAV on the date of ownership change is greater than the account value on the date of the ownership change, we will set the MAV equal to the account value. Otherwise, the MAV value will not change due to a change in ownership. Please see the descriptions of these riders in "Optional Benefits."

The rider charges described in "Charges" will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force) for any rider that continues after a change of ownership. We reserve the right to assess charges for the number of days the rider was in force for any rider that is terminated due to a change of ownership.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.

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36 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

BENEFITS IN CASE OF DEATH -- STANDARD DEATH BENEFIT

We will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary as follows:

If both you and the annuitant are age 80 or younger on the date of death, the beneficiary receives the greatest of:

-  contract value;

-  purchase payments minus adjusted partial surrenders; or

- the contract value as of the most recent sixth contract anniversary, preceding the date of death, plus any purchase payments since that anniversary, minus adjusted partial surrenders since that anniversary.

If either you or the annuitant are age 81 or older on the date of death, the beneficiary receives the greater of:

-  contract value; or

-  purchase payments minus adjusted partial surrenders.

ADJUSTED PARTIAL SURRENDERS

                                     PS X DB
                                     -------
                                       CV

  PS = the partial surrender including any applicable surrender charge.
  DB = is the death benefit on the date of (but prior to) the partial surrender. CV = the contract value on the date of (but prior to) the partial surrender.

EXAMPLE OF STANDARD DEATH BENEFIT CALCULATION WHEN YOU AND THE ANNUITANT ARE AGE 80 OR YOUNGER:


-  You purchase the contract with a payment of $20,000 on Jan. 1, 2001.

- On Jan 1, 2007 (the sixth contract anniversary) the contract value grows to $30,000.

- March 1, 2007 the contract value falls to $28,000 at which point you take a $1,500 partial surrender, leaving a contract value of $26,500.

  We calculate the death benefit on March 1, 2007 as follows:


  The contract value on the most recent sixth contract anniversary:  $30,000.00
  plus purchase payments made since that anniversary:                     +0.00
  minus adjusted partial surrenders taken since that anniversary calculated as:

     $1,500 x $30,000                                                 -1,607.14
     ----------------                                                ----------
         $28,000

     for a death benefit of:                                         $28,392.86

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37 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

IF YOU DIE BEFORE YOUR SETTLEMENT DATE

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the next accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES


If your spouse is sole beneficiary and you die before the settlement date, your spouse may keep the contract as owner. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force.

If you elected any optional contract features and riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders.

If your beneficiary is not your spouse, we will pay the beneficiary in a lump sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

- payouts begin no later than one year after your death, or other date as permitted by the IRS; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES


- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout plan, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.


   If you elected any optional contract features and riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders.


- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout, or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a lump sum unless the beneficiary elects to receive payouts under any annuity payout plan available under this contract if:


   - the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and


   -  payouts begin no later than one year following the year of your death; and

   - the payout period does not extend beyond the beneficiary's life or life expectancy.

- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.


DEATH BENEFIT PAYMENT IN A LUMP SUM: We may pay all or part of the death benefit to your beneficiary in a lump sum under either a nonqualified or qualified annuity. We will pay the death benefit by check unless your beneficiary has chosen to have the death benefit directly deposited into a checking account.


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38 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

OPTIONAL BENEFITS

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT (MAV)

The MAV is intended to provide additional death benefit protection in the event of fluctuating fund values. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The MAV does not provide any additional benefit before the first contract anniversary after the rider effective date. The MAV may be of less value if you or the annuitant is older since we stop resetting the maximum anniversary value at age 81. Although we stop resetting the maximum anniversary value at age 81, the MAV rider fee continues to apply until the rider terminates. In addition, the MAV does not provide any additional benefit with respect to fixed account values during the time you have amounts allocated to the fixed account. Be sure to discuss with your sales representative whether or not the MAV is appropriate for your situation.


If this MAV rider is available in your state and both you and the annuitant are age 75 or younger at the rider effective date, you may choose to add the MAV to your contract. Generally, you must elect the MAV at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the MAV may be after we issue the contract. We will determine the rider effective date for the MAV added after we issue the contract according to terms determined by us and at our sole discretion.


On the first contract anniversary after the rider effective date, we set the maximum anniversary value equal to the highest of your (a) current contract value, or (b) total purchase payments minus adjusted partial surrenders. Every contract anniversary after that, through age 80, we compare the previous anniversary's maximum anniversary value plus subsequent purchase payments less subsequent adjusted partial surrenders to the current contract value and we reset the maximum anniversary value if the current contract value is higher. We stop resetting the maximum anniversary value at age 81. However, we continue to add subsequent purchase payments and subtract adjusted partial surrenders from the maximum anniversary value.

If you die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of:

-  contract value; or

-  purchase payments minus adjusted partial surrenders; or

- the maximum anniversary value as calculated on the most recent contract anniversary plus subsequent purchase payments made to the contract minus adjustments for partial surrenders since that contract anniversary.

TERMINATING THE MAV

- You may terminate the MAV rider within 30 days of the first contract anniversary after the rider effective date.

- You may terminate the MAV rider within 30 days of any contract anniversary beginning with the seventh contract anniversary after the rider effective date.

- The MAV rider will terminate when you make a full surrender from the contract or when annuity payouts begin.

- The MAV rider will terminate in the case of spousal continuation or ownership change if the new owner is age 76 or older.

If you terminate the MAV, the standard death benefit applies.

EXAMPLE


-  You add the MAV on Jan. 1, 2001 when your contract value is $20,000.

- On Jan. 1, 2002 (the first contract anniversary after the rider effective date) the contract value grows to $24,000.

- On March 1, 2002 the contract value falls to $22,000, at which point you take a $1,500 partial surrender, leaving a contract value of $20,500.

We calculate the death benefit on March 1, 2002 as follows:


The maximum anniversary value immediately preceding the date of death plus any payments made since that anniversary minus adjusted partial surrenders:

     Greatest of your contract anniversary contract values:    $24,000
     plus purchase payments made since that anniversary:            +0
     minus adjusted partial surrenders, calculated as:

        ($1,500 x $24,000)
        ------------------ =                                    -1,636
             $22,000                                           -------

        for a death benefit of:                                $22,364

--------------------------------------------------------------------------------
39 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

IN GENERAL, IF YOUR SPOUSE IS THE SOLE BENEFICIARY, your spouse may choose to keep the contract as the contract owner. The contract value will be equal to the death benefit that would otherwise have been paid under the MAV. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. If your spouse has reached age 76 at the time he or she elects to continue the contract, the MAV rider will terminate. If your spouse at the time he or she elects to continue the contract has not yet reached age 76, he or she may choose to continue the MAV rider. In this case, the rider charges described in "Charges" will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force). These charges will be based on the total contract value on the anniversary, including the additional amounts paid into the contract under the MAV rider. If, at the time he or she elects to continue the contract, your spouse has not yet reached age 76 and chooses not to continue the MAV rider, the contract value will be increased to the MAV death benefit amount if it is greater than the contract value on the death benefit valuation date.


ENHANCED EARNINGS DEATH BENEFIT (EEB)

The EEB is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The EEB provides reduced benefits if you or the annuitant is age 70 or older at the rider effective date and it does not provide any additional benefit before the first contract anniversary after the rider effective date. The EEB also may result in reduced benefits if you take RMDs (see "Taxes - Qualified Annuities - Required Minimum Distributions") from your qualified annuity or any partial surrenders during the life of your contract, both of which may reduce contract earnings. This is because the benefit paid by the EEB is determined by the amount of earnings at death. Be sure to discuss with your sales representative whether or not the EEB is appropriate for your situation.

If this EEB rider is available in your state and both you and the annuitant are age 75 or younger at the rider effective date, you may choose to add the EEB to your contract. Generally, you must elect the EEB at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the EEB may be after we issue the contract. We will determine the rider effective date for the EEB added after we issue the contract according to terms determined by us and at our sole discretion.

The EEB provides that if you or the annuitant dies after the first contract anniversary after the rider effective date, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

- the standard death benefit amount (see "Benefits in Case of Death - Standard Benefit") or the MAV death benefit amount, if applicable,

PLUS

- 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date; or

- 15% of your earnings at death if you or the annuitant were age 70 or older on the rider effective date.

Additional death benefits payable under the EEB are not included in the adjusted partial surrender calculation.

EARNINGS AT DEATH FOR THE EEB: If the rider effective date for the EEB is the contract issue date, earnings at death is an amount equal to:

- the standard death benefit amount or the MAV death benefit amount, if applicable (the "death benefit amount")

-  MINUS purchase payments not previously surrendered.

The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously surrendered that are one or more years old.

If the rider effective date for the EEB is AFTER the contract issue date, earnings at death is an amount equal to the death benefit amount

-  MINUS the greater of:

   - the contract value as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that contract value since that rider effective date; or

   - an amount equal to the death benefit amount as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that death benefit amount since that rider effective date.

- PLUS any purchase payments made on or after the EEB rider effective date not previously surrendered.

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40 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

The earnings at death may not be less than zero and may not be more than 250% multiplied by:

-  the greater of:

   - the contract value as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that contract value since that rider effective date; or

   - an amount equal to the death benefit amount as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that death benefit amount since the rider effective date

- PLUS any purchase payments made on or after the EEB rider effective date not previously surrendered that are one or more years old.

TERMINATING THE EEB

- You may terminate the EEB rider within 30 days of the first contract anniversary after the rider effective date.

- You may terminate the EEB rider within 30 days of any contract anniversary beginning with the seventh contract anniversary after the rider effective date.

- The EEB rider will terminate when you make a full surrender from the contract or when annuity payouts begin.

- The EEB rider will terminate in the case of spousal continuation or ownership change if the new owner is age 76 or older.

EXAMPLE OF THE EEB


- You purchased the contract on Jan. 1, 2001 with a purchase payment of $100,000. You add the EEB rider Jan. 1, 2003 when your contract value is $100,000 and both you and the annuitant are under age 70. You selected the seven-year surrender charge schedule, the MAV and the EEB.

- On July 1, 2003 the contract value grows to $105,000. The death benefit on July 1, 2003 equals the standard death benefit, which is the contract value, or $105,000. You have not reached the first contract anniversary after the rider effective date so the EEB does not provide any additional benefit at this time.

- On Jan. 1, 2004 the contract value grows to $110,000. The death benefit on Jan. 1, 2004 equals:


   MAV death benefit amount (contract value):                      $110,000
   plus the EEB which equals 40% of earnings
     at death (MAV death benefit amount minus payments not
     previously surrendered):

     0.40 x ($110,000 - $100,000) =                                  +4,000
                                                                   --------
   Total death benefit of:                                         $114,000


- On Jan. 1, 2005 the contract value falls to $105,000. The death benefit on Jan. 1, 2005 equals:


   MAV death benefit amount (maximum anniversary value):           $110,000
   plus the EEB (40% of earnings at death):

     0.40 x ($110,000 - $100,000) =                                  +4,000
                                                                   --------
   Total death benefit of:                                         $114,000


- On Feb. 1, 2005 the contract value remains at $105,000 and you request a partial surrender, including the applicable 5% surrender charge, of $50,000. We will surrender $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the surrender is subject to a 5% surrender charge because your purchase payment is four years old, so we will surrender $39,500 ($37,525 + $1,975 in surrender charges) from your contract value. Altogether, we will surrender $50,000 and pay you $48,025. We calculate purchase payments not previously surrendered as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial surrender is contract earnings). The death benefit on Feb. 1, 2005 equals:


   MAV death benefit amount (maximum anniversary value adjusted for partial surrenders):

                 ($50,000 x $110,000)
      $110,000 - -------------------  =                             $57,619
                      $105,000

   plus the EEB (40% of earnings at death):

      0.40 x ($57,619 - $55,000) =                                   +1,048
                                                                    -------
   Total death benefit of:                                          $58,667


- On Jan. 1, 2006 the contract value falls by $40,000. The death benefit on Jan. 1, 2007 equals the death benefit paid on Feb. 1, 2005. The reduction in contract value has no effect.


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41 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

- On Jan. 1, 2012 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously surrendered that are one or more years old. The death benefit on Jan. 1, 2012 equals:


   MAV death benefit amount (contract value):                      $200,000
   plus the EEB (40% of earnings at death)

     .40 x 2.50 x ($55,000) =                                       +55,000
                                                                   --------
   Total death benefit of:                                         $255,000


- On July 1, 2012 you make an additional purchase payment of $50,000 and your contract value grows to $250,000. The new purchase payment is less than one year old and so it has no effect on the EEB. The death benefit on July 1, 2012 equals:


   MAV death benefit amount (contract value):                      $250,000
   plus the EEB (40% of earnings at death, up to a
     maximum of 100% of purchase payments not previously
     surrendered that are one or more years old)

     0.40 x 2.50 x ($55,000) =                                      +55,000
                                                                   --------
   Total death benefit of:                                         $305,000


- On July 1, 2013 the contract value remains $250,000 and the "new" purchase payment is one year old. The value of the EEB changes. The death benefit on July 1, 2013 equals:


   MAV death benefit amount (contract value):                      $250,000
   plus the EEB which equals 40% of earnings
     at death (the standard death benefit amount minus payments not previously surrendered):

     0.40 x ($250,000 - $105,000) =                                 +58,000
                                                                   --------
   Total death benefit of:                                         $308,000

IN GENERAL, IF YOUR SPOUSE IS THE SOLE BENEFICIARY, and your spouse chooses to continue the contract as the contract owner, we will pay an amount into the contract so that the contract value equals the total death benefit payable under the EEB. If the spouse is age 76 or older at the time he or she elects to continue the contract, then the EEB rider will terminate. If your spouse is less than age 76 at the time he or she elects to continue the contract then he or she may choose to continue the EEB. In this case, the following conditions will apply:

- the EEB rider will continue, but we will treat the new contract value on the date the ownership of the contract changes to your spouse (after the additional amount is paid into the contract) as if it is a purchase payment in calculating future values of "earnings at death."

- the percentages of "earnings at death " payable will be based on your spouse's age at the time he or she elects to continue the contract.

- the rider charges described in "Charges - EEB Rider Fee" will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force) . These charges will be based on the total contract value on the anniversary, including the additional amounts paid into the contract under the EEB rider.

NOTE: For special tax considerations associated with the EEB, see "Taxes."

--------------------------------------------------------------------------------
42 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the settlement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any surrender charges under the payout plans listed below except under Plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your settlement date (less any applicable premium tax). During the annuity payout period, you cannot invest in more than five subaccounts at any one time unless we agree otherwise.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

-  the annuity payout plan you select;

-  the annuitant's age and, in most cases, sex;

-  the annuity table in the contract; and

-  the amounts you allocated to the accounts at settlement.

In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract -- Transfer policies."

ANNUITY TABLES


The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first variable payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the settlement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using the 5% assumed interest rate Table A results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.


Table B shows the minimum amount of each fixed payout. Amounts in Table B are based on the guaranteed annual effective interest rate shown in your contract. We declare current payout rates that we use in determining the actual amount of your fixed payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.


ANNUITY PAYOUT PLANS


You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract value is used to purchase the payout plan:

- PLAN A -- LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

- PLAN B -- LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the settlement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C -- LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

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43 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

- PLAN D -- JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

- PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. For qualified annuities, the discount rate we use in the calculation will vary between 4.72% and 6.22%, depending on the applicable assumed investment rate. For nonqualified annuities, the discount rate we use in the calculation will vary between 4.92% and 6.42%, depending on the applicable assumed investment rate. (See "Charges -- Surrender charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your surrender to the full discounted value. A 10% IRS penalty tax could apply if you take a surrender. (See "Taxes.")


ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the settlement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will generally meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:


- in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

- in equal or substantially equal payments over a period not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary; or

- over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's settlement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed. Contract values that you allocated to the fixed account will provide fixed dollar payouts and contract values that you allocated among the subaccounts will provide variable annuity payouts.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

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44 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

TAXES


Generally, under current law, your contract has a tax-deferral feature. This means any increase in the value of the fixed account and/or subaccounts in which you invest is taxable to you only when you receive a payout or surrender (see detailed discussion below). Any portion of the annuity payouts and any withdrawals you request that represent ordinary income normally are taxable. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. We will send you a tax information reporting form for any year in which we made a distribution according to our records.


NONQUALIFIED ANNUITIES

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.


ANNUITY PAYOUTS: Generally, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. Under Annuity Payout Plan A: Life annuity - no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "Annuity Payout Plans.") All amounts you receive after your investment in the contract is fully recovered will be subject to tax.

SURRENDERS: If you surrender part of your nonqualified annuity before your annuity payouts begin, your surrender payment will be taxed to the extent that the contract value immediately before the surrender exceeds the investment in the contract. If you surrender all of your nonqualified annuity before your annuity payouts begin, your surrender payment will be taxed to the extent that the surrender value immediately before the surrender exceeds the investment in the contract. You also may have to pay a 10% IRS penalty for surrenders of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

WITHHOLDING: If you receive taxable income as a result of an annuity payout or a surrender, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you've provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion.


The withholding requirements differ if we deliver the payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.

DEATH BENEFITS TO BENEFICIARIES: The death benefit under a contract is not exempt from estate or income taxes. Any amount your beneficiary receives that represents deferred earnings within the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.


ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.


PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:


- because of your death, or in the event of nonnatural ownership, the death of annuitant;


-  because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

-  if it is allocable to an investment before Aug. 14, 1982; or

-  if annuity payouts begin before the first contract anniversary.

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45 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

TRANSFER OF OWNERSHIP: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be treated as a surrender for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.

COLLATERAL ASSIGNMENT: If you collaterally assign or pledge your contract, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.

QUALIFIED ANNUITIES

Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your rights to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

ANNUITY PAYOUTS: Under a qualified annuity except a Roth IRA, the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and met the five year holding period.

SURRENDERS: Under a qualified annuity except a Roth IRA, the entire surrender will generally be includable as ordinary income and is subject to tax unless:
(1) the contract is an IRA to which you made non-deductible contributions; or
(2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

SURRENDERS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and met the five year holding period.

REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans are subject to required withdrawals called required minimum distributions (RMDs) generally beginning at age 70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional riders. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.


WITHHOLDING FOR IRAS, ROTH IRAS, SEPS AND SIMPLE IRAS: If you receive taxable income as a result of an annuity payout or a surrender, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you've provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.


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46 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. This mandatory withholding will not be imposed if:


- instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;

- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;


-  the payout is an RMD as defined under the Code;


-  the payout is made on account of an eligible hardship; or

-  the payout is a corrective distribution.

Payments made to a surviving spouse instead of being directly rolled over to an IRA also may be subject to mandatory 20% income tax withholding.

State withholding also may be imposed on taxable distributions.


PENALTIES: If you receive amounts from your qualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:


-  because of your death;

-  because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);


- if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) and 401(k) plans only); or


-  to pay certain medical or education expenses (IRAs only).


DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he or she receives the payments from the qualified annuity. If, under your 401(k) plan you or your employer made after-tax contributions to your contract, or if you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.


PURCHASE PAYMENT CREDITS: These are considered earnings and are taxed accordingly when surrendered or paid out.

SPECIAL CONSIDERATIONS IF YOU SELECT ONE OF THE DEATH BENEFIT RIDERS (MAV OR
EEB): As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial surrenders from your contract. However, the IRS may determine that these charges should be treated as partial surrenders subject to taxation to the extent of any gain as well as the 10% IRS tax penalty for surrenders before the age of 59 1/2, if applicable.

We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report the benefits attributable to these riders on your death as an annuity death benefit distribution, not as proceeds from life insurance.

COLLATERAL ASSIGNMENT: You may not collaterally assign or pledge a qualified annuity.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

IDS LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.

TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

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47 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

-  the reserve held in each subaccount for your contract; divided by

-  the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

-  laws or regulations change;

-  the existing funds become unavailable; or

-  in our judgment, the funds no longer are suitable for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

-  add new subaccounts;

-  combine any two or more subaccounts;

-  transfer assets to and from the subaccounts or the variable account; and

-  eliminate or close any subaccounts.


We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).


In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

ABOUT THE SERVICE PROVIDERS

ISSUER AND PRINCIPAL UNDERWRITER


IDS Life issues and is the principal underwriter for the contracts. IDS Life is a stock life insurance company organized in 1957 under the laws of the State of Minnesota and is located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. IDS Life is a wholly-owned subsidiary of Ameriprise Financial, Inc.

IDS Life conducts a conventional life insurance business. It acts as a direct writer of fixed and variable insurance policies and annuities and is licensed in 49 states, the District of Columbia and American Samoa. IDS Life has four wholly-owned subsidiaries, two which serve New York residents and two which serve residents in states other than New York. IDS Life and its subsidiaries offer fixed and variable insurance policies and annuities through individual sales representatives, through insurance agencies and broker-dealers who may also be associated with financial institutions such as banks.


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48 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

IDS Life's primary life insurance products include variable life insurance, universal life insurance, traditional whole life insurance and disability income insurance. IDS Life's primary annuity products include variable and fixed deferred and immediate annuities.

We are the sole distributor of the contract which we offer continuously. We pay time-of-sale commissions of up to 5.75% of purchase payments on the contract as well as service/trail commissions of up to 0.25% based on annual total contract value for as long as the contract remains in effect.


We may pay our sales representatives a temporary additional sales commission of up to 1% of purchase payments for a period of time we select. For example, we may offer to pay a temporary additional sales commission to encourage sales representatives to market a new or enhanced contract or to increase sales during the period.

The above commissions and service fees compensate our sales representative for selling and servicing the contract. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments. We also may pay additional commissions to help compensate field leadership and to pay for other distribution expenses and benefits noted below. Our sales representatives may be required to return sales commissions under certain circumstances including, but not limited to, if a contact owner returns the contract under the free look period.

From time to time and in accordance with applicable laws and regulations, sales representatives and field leaders are eligible for various benefits. These include cash benefits, such as bonuses and sales incentives, and non-cash benefits, such as conferences, seminars and trips (including travel, lodging and meals), entertainment, merchandise and other similar items. Sales of contracts may help sales representatives and/or their field leaders qualify for such benefits.

SOURCES OF PAYMENTS TO SALES REPRESENTATIVES

- We pay the commissions and other compensation described above from our assets.

-  Our assets may include:

   -- revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the contract (see "Expense Summary");


   -- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- The funds");

   -- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The funds"); and


   -- revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

- You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:

   -- fees and expenses we collect from contract owners, including surrender charges; and

   -- fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

POTENTIAL CONFLICT OF INTEREST

Our compensation arrangements with sales representatives can potentially give sales representatives a heightened financial incentive to sell you the contract offered in this prospectus over other alternative investments which may pay the sales representatives lower compensation. Ask your sales representative for further information about what he or she may receive in connection with your purchase of the contract.


LEGAL PROCEEDINGS

The SEC, the NASD and several state authorities have brought proceedings challenging several mutual fund and variable product financial practices, generally including suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements. IDS Life has received requests for information concerning some of these practices and is cooperating fully with these inquiries.

IDS Life and its affiliates are involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of their respective business activities. IDS Life believes it has meritorious defenses to each of these actions and intends to defend them vigorously. IDS Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

There are no pending legal proceedings affecting the Variable Account.


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49 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

APPENDIX: CONDENSED FINANCIAL INFORMATION

(UNAUDITED)

The following tables give per-unit information about the financial history of each subaccount. The date in which operations commenced in each price level is noted in parentheses.


We have not provided this information for subaccounts that were not available under your contract as of Dec. 31, 2005.

VARIABLE ACCOUNT CHARGES OF 0.75% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.



YEAR ENDED DEC. 31,                                           2005       2004       2003       2002       2001      2000      1999
AIM V.I. CAPITAL APPRECIATION FUND, SERIES I SHARES (9/15/1999)
Accumulation unit value at beginning of period            $   0.90   $   0.85   $   0.66   $   0.88   $   1.16   $  1.31   $  1.00
Accumulation unit value at end of period                  $   0.98   $   0.90   $   0.85   $   0.66   $   0.88   $  1.16   $  1.31
Number of accumulation units outstanding at end of
period (000 omitted)                                        42,185     44,154     44,599     46,932     49,574    37,379     4,337
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES I SHARES (9/15/1999)
Accumulation unit value at beginning of period            $   1.50   $   1.31   $   0.98   $   1.25   $   1.37   $  1.26   $  1.00
Accumulation unit value at end of period                  $   1.64   $   1.50   $   1.31   $   0.98   $   1.25   $  1.37   $  1.26
Number of accumulation units outstanding at end of
period (000 omitted)                                        16,329     18,834     19,915     21,745     23,324    16,977     1,678
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (8/13/2001)
Accumulation unit value at beginning of period            $   1.08   $   0.98   $   0.74   $   0.96   $   1.00        --        --
Accumulation unit value at end of period                  $   1.12   $   1.08   $   0.98   $   0.74   $   0.96        --        --
Number of accumulation units outstanding at end of
period (000 omitted)                                       149,316    125,010     82,114     43,189      5,550        --        --
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (8/13/2001)
Accumulation unit value at beginning of period            $   1.63   $   1.31   $   0.92   $   0.98   $   1.00        --        --
Accumulation unit value at end of period                  $   1.88   $   1.63   $   1.31   $   0.92   $   0.98        --        --
Number of accumulation units outstanding at end of
period (000 omitted)                                       153,107     70,504     34,604     12,313        805        --        --
AMERICAN CENTURY VP INTERNATIONAL, CLASS I (9/15/1999)
Accumulation unit value at beginning of period            $   0.93   $   0.81   $   0.66   $   0.83   $   1.19   $  1.44   $  1.00
Accumulation unit value at end of period                  $   1.04   $   0.93   $   0.81   $   0.66   $   0.83   $  1.19   $  1.44
Number of accumulation units outstanding at end of
period (000 omitted)                                        28,073     28,284     27,256     26,878     25,459    15,533     1,791
AMERICAN CENTURY VP VALUE, CLASS I (9/15/1999)
Accumulation unit value at beginning of period            $   1.52   $   1.34   $   1.05   $   1.21   $   1.08   $  0.92   $  1.00
Accumulation unit value at end of period                  $   1.59   $   1.52   $   1.34   $   1.05   $   1.21   $  1.08   $  0.92
Number of accumulation units outstanding at end of
period (000 omitted)                                        53,724     50,678     46,232     43,222     35,248    14,536     3,657
CALVERT VARIABLE SERIES, INC. SOCIAL BALANCED PORTFOLIO (5/1/2000)
Accumulation unit value at beginning of period            $   0.99   $   0.92   $   0.78   $   0.89   $   0.96   $  1.00        --
Accumulation unit value at end of period                  $   1.04   $   0.99   $   0.92   $   0.78   $   0.89   $  0.96        --
Number of accumulation units outstanding at end of
period (000 omitted)                                        23,850     20,551     15,315      9,520      4,490     1,283        --
CREDIT SUISSE TRUST - MID-CAP GROWTH PORTFOLIO (9/21/1999)
Accumulation unit value at beginning of period            $   1.20   $   1.07   $   0.75   $   1.07   $   1.29   $  1.32   $  1.00
Accumulation unit value at end of period                  $   1.27   $   1.20   $   1.07   $   0.75   $   1.07   $  1.29   $  1.32
Number of accumulation units outstanding at end of
period (000 omitted)                                        12,277     14,837     16,665     17,821     20,158    17,825     1,838
FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO SERVICE CLASS (9/15/1999)
Accumulation unit value at beginning of period            $   0.96   $   0.92   $   0.75   $   0.90   $   1.00   $  1.05   $  1.00
Accumulation unit value at end of period                  $   1.03   $   0.96   $   0.92   $   0.75   $   0.90   $  1.00   $  1.05
Number of accumulation units outstanding at end of
period (000 omitted)                                       107,380    122,387    119,334    108,027    103,719    63,414    15,603
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS (9/15/1999)
Accumulation unit value at beginning of period            $   2.41   $   1.94   $   1.41   $   1.58   $   1.65   $  1.24   $  1.00
Accumulation unit value at end of period                  $   2.82   $   2.41   $   1.94   $   1.41   $   1.58   $  1.65   $  1.24
Number of accumulation units outstanding at end of
period (000 omitted)                                        72,759     73,206     67,863     63,268     59,393    38,193     5,709
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS (9/15/1999)
Accumulation unit value at beginning of period            $   0.97   $   0.86   $   0.61   $   0.77   $   0.98   $  1.23   $  1.00
Accumulation unit value at end of period                  $   1.15   $   0.97   $   0.86   $   0.61   $   0.77   $  0.98   $  1.23
Number of accumulation units outstanding at end of
period (000 omitted)                                        40,988     42,151     31,628     28,991     27,850    18,802     3,421
FTVIPT FRANKLIN REAL ESTATE FUND - CLASS 2 (9/15/1999)
Accumulation unit value at beginning of period            $   2.39   $   1.83   $   1.36   $   1.34   $   1.25   $  0.96   $  1.00
Accumulation unit value at end of period                  $   2.70   $   2.39   $   1.83   $   1.36   $   1.34   $  1.25   $  0.96
Number of accumulation units outstanding at end of
period (000 omitted)                                       139,618    120,456     87,330     59,317     24,477     6,879       885


--------------------------------------------------------------------------------
50 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.75% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                           2005       2004      2003      2002      2001      2000     1999
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (9/15/1999)
Accumulation unit value at beginning of period            $   1.96   $   1.59   $  1.21   $  1.35   $  1.19   $  0.96   $ 1.00
Accumulation unit value at end of period                  $   2.11   $   1.96   $  1.59   $  1.21   $  1.35   $  1.19   $ 0.96
Number of accumulation units outstanding at end of
period (000 omitted)                                        78,073     59,293    43,978    29,743    10,800     2,846      586
FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2 (3/1/2002)
Accumulation unit value at beginning of period            $   1.30   $   1.10   $  0.84   $  1.00        --        --       --
Accumulation unit value at end of period                  $   1.42   $   1.30   $  1.10   $  0.84        --        --       --
Number of accumulation units outstanding at end of
period (000 omitted)                                        17,595     15,352    11,165     8,386        --        --       --
GOLDMAN SACHS VIT MID CAP VALUE FUND (9/15/1999)
Accumulation unit value at beginning of period            $   2.07   $   1.65   $  1.30   $  1.37   $  1.23   $  0.95   $ 1.00
Accumulation unit value at end of period                  $   2.31   $   2.07   $  1.65   $  1.30   $  1.37   $  1.23   $ 0.95
Number of accumulation units outstanding at end of
period (000 omitted)                                       174,918    115,616    83,015    56,079    23,748     7,622    1,634
GOLDMAN SACHS VIT STRUCTURED SMALL CAP EQUITY FUND (9/15/1999)
(PREVIOUSLY GOLDMAN SACHS VIT CORE(SM) SMALL CAP EQUITY FUND)
Accumulation unit value at beginning of period            $   1.68   $   1.45   $  1.00   $  1.19   $  1.14   $  1.13   $ 1.00
Accumulation unit value at end of period                  $   1.76   $   1.68   $  1.45   $  1.00   $  1.19   $  1.14   $ 1.13
Number of accumulation units outstanding at end of
period (000 omitted)                                        10,823     12,173    13,511    14,285    14,153    10,252    1,876
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND (9/15/1999)
(PREVIOUSLY GOLDMAN SACHS VIT CORE(SM) U.S. EQUITY FUND)
Accumulation unit value at beginning of period            $   0.98   $   0.86   $  0.67   $  0.86   $  0.99   $  1.10   $ 1.00
Accumulation unit value at end of period                  $   1.04   $   0.98   $  0.86   $  0.67   $  0.86   $  0.99   $ 1.10
Number of accumulation units outstanding at end of
period (000 omitted)                                       248,935    128,074    83,166    71,820    60,343    42,626    8,981
JANUS ASPEN SERIES GLOBAL TECHNOLOGY PORTFOLIO: SERVICE SHARES (5/1/2000)
Accumulation unit value at beginning of period            $   0.36   $   0.36   $  0.25   $  0.43   $  0.68   $  1.00       --
Accumulation unit value at end of period                  $   0.40   $   0.36   $  0.36   $  0.25   $  0.43   $  0.68       --
Number of accumulation units outstanding at end of
period (000 omitted)                                        32,606     37,258    40,520    37,200    34,767    20,288       --
JANUS ASPEN SERIES INTERNATIONAL GROWTH PORTFOLIO: SERVICE SHARES (5/1/2000)
Accumulation unit value at beginning of period            $   0.70   $   0.60   $  0.45   $  0.61   $  0.80   $  1.00       --
Accumulation unit value at end of period                  $   0.92   $   0.70   $  0.60   $  0.45   $  0.61   $  0.80       --
Number of accumulation units outstanding at end of
period (000 omitted)                                        72,832     75,760    81,742    81,189    60,527    25,763       --
JANUS ASPEN SERIES MID CAP GROWTH PORTFOLIO: SERVICE SHARES (5/1/2000)
Accumulation unit value at beginning of period            $   0.48   $   0.40   $  0.30   $  0.42   $  0.70   $  1.00       --
Accumulation unit value at end of period                  $   0.54   $   0.48   $  0.40   $  0.30   $  0.42   $  0.70       --
Number of accumulation units outstanding at end of
period (000 omitted)                                        34,555     40,872    48,862    52,428    54,805    29,626       --
LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO (9/15/1999)
Accumulation unit value at beginning of period            $   0.93   $   0.82   $  0.64   $  0.72   $  0.96   $  1.07   $ 1.00
Accumulation unit value at end of period                  $   1.03   $   0.93   $  0.82   $  0.64   $  0.72   $  0.96   $ 1.07
Number of accumulation units outstanding at end of
period (000 omitted)                                       101,054     90,221    62,349    29,532    15,860     7,958    1,981
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (5/1/2000)
Accumulation unit value at beginning of period            $   0.64   $   0.59   $  0.48   $  0.68   $  0.91   $  1.00       --
Accumulation unit value at end of period                  $   0.66   $   0.64   $  0.59   $  0.48   $  0.68   $  0.91       --
Number of accumulation units outstanding at end of
period (000 omitted)                                       117,493    108,239    91,666    69,576    50,212    19,521       --
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (5/1/2000)
Accumulation unit value at beginning of period            $   0.85   $   0.81   $  0.61   $  0.90   $  0.96   $  1.00       --
Accumulation unit value at end of period                  $   0.89   $   0.85   $  0.81   $  0.61   $  0.90   $  0.96       --
Number of accumulation units outstanding at end of
period (000 omitted)                                        62,995     77,406    74,690    59,272    34,072    12,308       --
MFS(R) UTILITIES SERIES - SERVICE CLASS (8/13/2001)
Accumulation unit value at beginning of period            $   1.18   $   0.92   $  0.68   $  0.89   $  1.00        --       --
Accumulation unit value at end of period                  $   1.37   $   1.18   $  0.92   $  0.68   $  0.89        --       --
Number of accumulation units outstanding at end of
period (000 omitted)                                        55,870     28,362    18,051    10,543     2,997        --       --
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit value at beginning of period            $   1.16   $   1.00        --        --        --        --       --
Accumulation unit value at end of period                  $   1.31   $   1.16        --        --        --        --       --
Number of accumulation units outstanding at end of
period (000 omitted)                                        33,811     11,540        --        --        --        --       --


--------------------------------------------------------------------------------
51 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.75% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                           2005       2004       2003       2002       2001       2000      1999
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit value at beginning of period            $   1.15   $   1.00         --         --         --         --        --
Accumulation unit value at end of period                  $   1.26   $   1.15         --         --         --         --        --
Number of accumulation units outstanding at end of
period (000 omitted)                                        18,592      7,652         --         --         --         --        --
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit value at beginning of period            $   1.07   $   1.00         --         --         --         --        --
Accumulation unit value at end of period                  $   1.09   $   1.07         --         --         --         --        --
Number of accumulation units outstanding at end of
period (000 omitted)                                       150,945     22,945         --         --         --         --        --
PUTNAM VT INTERNATIONAL NEW OPPORTUNITIES FUND - CLASS IB SHARES (9/15/1999)
Accumulation unit value at beginning of period            $   0.83   $   0.74   $   0.56   $   0.65   $   0.92   $   1.51   $  1.00
Accumulation unit value at end of period                  $   0.98   $   0.83   $   0.74   $   0.56   $   0.65   $   0.92   $  1.51
Number of accumulation units outstanding at end of
period (000 omitted)                                        47,078     55,071     64,872     72,395     78,901     62,964     6,079
PUTNAM VT VISTA FUND - CLASS IB SHARES (9/15/1999)
Accumulation unit value at beginning of period            $   0.91   $   0.78   $   0.59   $   0.85   $   1.29   $   1.36   $  1.00
Accumulation unit value at end of period                  $   1.02   $   0.91   $   0.78   $   0.59   $   0.85   $   1.29   $  1.36
Number of accumulation units outstanding at end of
period (000 omitted)                                        49,747     57,095     67,224     72,033     74,819     49,764     5,084
RIVERSOURCE(SM) VARIABLE PORTFOLIO - BALANCED FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - MANAGED FUND)
Accumulation unit value at beginning of period            $   1.05   $   0.97   $   0.81   $   0.94   $   1.05   $   1.09   $  1.00
Accumulation unit value at end of period                  $   1.08   $   1.05   $   0.97   $   0.81   $   0.94   $   1.05   $  1.09
Number of accumulation units outstanding at end of
period (000 omitted)                                        92,705     84,704     79,035     64,273     37,760     28,348     5,220
RIVERSOURCE(SM) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND)
Accumulation unit value at beginning of period            $   1.10   $   1.10   $   1.10   $   1.09   $   1.06   $   1.01   $  1.00
Accumulation unit value at end of period                  $   1.12   $   1.10   $   1.10   $   1.10   $   1.09   $   1.06   $  1.01
Number of accumulation units outstanding at end of
period (000 omitted)                                       193,996    187,100    203,753    255,251    243,870    171,785    65,522
*THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR RIVERSOURCE(SM) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND AT DEC. 31, 2005 WERE 2.83% AND
2.87%, RESPECTIVELY.
RIVERSOURCE(SM) VARIABLE PORTFOLIO - CORE BOND FUND (2/4/2004)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - CORE BOND FUND)
Accumulation unit value at beginning of period            $   1.02   $   1.00         --         --         --         --        --
Accumulation unit value at end of period                  $   1.03   $   1.02         --         --         --         --        --
Number of accumulation units outstanding at end of
period (000 omitted)                                        17,450      7,405         --         --         --         --        --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND)
Accumulation unit value at beginning of period            $   1.28   $   1.23   $   1.19   $   1.13   $   1.06   $   1.01   $  1.00
Accumulation unit value at end of period                  $   1.30   $   1.28   $   1.23   $   1.19   $   1.13   $   1.06   $  1.01
Number of accumulation units outstanding at end of
period (000 omitted)                                       332,677    221,377    188,939    154,530     83,968     30,783     7,186
RIVERSOURCE(SM) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND)
Accumulation unit value at beginning of period            $   1.35   $   1.15   $   0.82   $   1.02   $   1.01   $   1.03   $  1.00
Accumulation unit value at end of period                  $   1.52   $   1.35   $   1.15   $   0.82   $   1.02   $   1.01   $  1.03
Number of accumulation units outstanding at end of
period (000 omitted)                                       408,559    255,776    134,486     86,442     43,328     12,124     3,149
RIVERSOURCE(SM) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (5/1/2000)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - THREADNEEDLE EMERGING MARKETS FUND)
Accumulation unit value at beginning of period            $   1.16   $   0.94   $   0.68   $   0.72   $   0.74   $   1.00        --
Accumulation unit value at end of period                  $   1.54   $   1.16   $   0.94   $   0.68   $   0.72   $   0.74        --
Number of accumulation units outstanding at end of
period (000 omitted)                                        75,520     22,549      8,256      4,750      1,789        906        --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - GLOBAL BOND FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - GLOBAL BOND FUND)
Accumulation unit value at beginning of period            $   1.44   $   1.32   $   1.18   $   1.03   $   1.03   $   1.00   $  1.00
Accumulation unit value at end of period                  $   1.36   $   1.44   $   1.32   $   1.18   $   1.03   $   1.03   $  1.00
Number of accumulation units outstanding at end of
period (000 omitted)                                       130,135     82,347     51,936     31,133     16,572      8,968     1,552
RIVERSOURCE(SM) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (9/13/2004)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - INFLATION PROTECTED SECURITIES FUND)
Accumulation unit value at beginning of period            $   1.03   $   1.00         --         --         --         --        --
Accumulation unit value at end of period                  $   1.05   $   1.03         --         --         --         --        --
Number of accumulation units outstanding at end of
period (000 omitted)                                        91,038      2,274         --         --         --         --        --


--------------------------------------------------------------------------------
52 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.75% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                           2005       2004       2003       2002       2001       2000      1999
RIVERSOURCE(SM) VARIABLE PORTFOLIO - GROWTH FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - GROWTH FUND)
Accumulation unit value at beginning of period            $   0.62   $   0.57   $   0.48   $   0.65   $   0.95   $   1.18   $  1.00
Accumulation unit value at end of period                  $   0.66   $   0.62   $   0.57   $   0.48   $   0.65   $   0.95   $  1.18
Number of accumulation units outstanding at end of
period (000 omitted)                                       323,849    191,140    192,314    135,693    129,186     97,754    16,891
RIVERSOURCE(SM) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND)
Accumulation unit value at beginning of period            $   1.21   $   1.09   $   0.88   $   0.95   $   0.91   $   1.01   $  1.00
Accumulation unit value at end of period                  $   1.25   $   1.21   $   1.09   $   0.88   $   0.95   $   0.91   $  1.01
Number of accumulation units outstanding at end of
period (000 omitted)                                       262,154    242,254    177,150     93,845     58,348     31,722     7,774
RIVERSOURCE(SM) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (9/13/2004)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND)
Accumulation unit value at beginning of period            $   1.04   $   1.00         --         --         --         --        --
Accumulation unit value at end of period                  $   1.07   $   1.04         --         --         --         --        --
Number of accumulation units outstanding at end of
period (000 omitted)                                        29,477      1,052         --         --         --         --        --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - THREADNEEDLE INTERNATIONAL FUND)
Accumulation unit value at beginning of period            $   0.81   $   0.69   $   0.55   $   0.67   $   0.95   $   1.27   $  1.00
Accumulation unit value at end of period                  $   0.91   $   0.81   $   0.69   $   0.55   $   0.67   $   0.95   $  1.27
Number of accumulation units outstanding at end of
period (000 omitted)                                        77,787     51,446     23,614     20,012     15,821     13,967     2,575
RIVERSOURCE(SM) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND* (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND)
Accumulation unit value at beginning of period            $   0.79   $   0.75   $   0.59   $   0.76   $   0.93   $   1.14   $  1.00
Accumulation unit value at end of period                  $   0.84   $   0.79   $   0.75   $   0.59   $   0.76   $   0.93   $  1.14
Number of accumulation units outstanding at end of
period (000 omitted)                                       263,828    130,790     69,981     52,124     26,327     24,003     5,333

*RIVERSOURCE(SM) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R) MERGED INTO RIVERSOURCE(SM) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND
ON MARCH 17, 2006.

RIVERSOURCE(SM) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND (2/4/2004)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND)
Accumulation unit value at beginning of period            $   1.10   $   1.00         --         --         --         --        --
Accumulation unit value at end of period                  $   1.14   $   1.10         --         --         --         --        --
Number of accumulation units outstanding at end of
period (000 omitted)                                         6,232      3,498         --         --         --         --        --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - MID CAP GROWTH FUND* (5/1/2001)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - EQUITY SELECT FUND)
Accumulation unit value at beginning of period            $   1.12   $   1.04   $   0.85   $   1.00   $   1.00         --        --
Accumulation unit value at end of period                  $   1.23   $   1.12   $   1.04   $   0.85   $   1.00         --        --
Number of accumulation units outstanding at end of
period (000 omitted)                                        47,283     53,376     42,780     16,388      2,489         --        --

*RIVERSOURCE(SM) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND MERGED INTO RIVERSOURCE(SM) VARIABLE PORTFOLIO - MID CAP GROWTH FUND
ON MARCH 17, 2006.

RIVERSOURCE(SM) VARIABLE PORTFOLIO - MID CAP VALUE FUND (5/2/2005)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - MID CAP VALUE FUND)
Accumulation unit value at beginning of period            $   1.00         --         --         --         --         --        --
Accumulation unit value at end of period                  $   1.19         --         --         --         --         --        --
Number of accumulation units outstanding at end of
period (000 omitted)                                         6,605         --         --         --         --         --        --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R)* (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R))
Accumulation unit value at beginning of period            $   0.87   $   0.85   $   0.69   $   0.89   $   1.07   $   1.19   $  1.00
Accumulation unit value at end of period                  $   0.88   $   0.87   $   0.85   $   0.69   $   0.89   $   1.07   $  1.19
Number of accumulation units outstanding at end of
period (000 omitted)                                       325,031    464,000    464,876    373,715    276,054    177,036    31,537

*RIVERSOURCE(SM) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R) MERGED INTO RIVERSOURCE(SM) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND
ON MARCH 17, 2006.

RIVERSOURCE(SM) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (5/1/2000)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND)
Accumulation unit value at beginning of period            $   0.84   $   0.77   $   0.61   $   0.79   $   0.91   $   1.00        --
Accumulation unit value at end of period                  $   0.87   $   0.84   $   0.77   $   0.61   $   0.79   $   0.91        --
Number of accumulation units outstanding at end of
period (000 omitted)                                       154,949    144,039    103,587     64,771     35,957      9,812        --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - SELECT VALUE FUND (2/4/2004)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - PARTNERS SELECT VALUE FUND)
Accumulation unit value at beginning of period            $   1.12   $   1.00         --         --         --         --        --
Accumulation unit value at end of period                  $   1.12   $   1.12         --         --         --         --        --
Number of accumulation units outstanding at end of
period (000 omitted)                                        10,247      4,730         --         --         --         --        --


--------------------------------------------------------------------------------
53 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.75% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                           2005       2004       2003       2002      2001      2000      1999
RIVERSOURCE(SM) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND)
Accumulation unit value at beginning of period            $   1.21   $   1.21   $   1.20   $   1.14   $  1.08   $  1.00   $  1.00
Accumulation unit value at end of period                  $   1.22   $   1.21   $   1.21   $   1.20   $  1.14   $  1.08   $  1.00
Number of accumulation units outstanding at end of
period (000 omitted)                                       145,087    160,725    155,718    124,866    50,510    16,258    11,135
RIVERSOURCE(SM) VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND)
Accumulation unit value at beginning of period            $   1.53   $   1.30   $   0.89   $   1.08   $  1.16   $  1.12   $  1.00
Accumulation unit value at end of period                  $   1.60   $   1.53   $   1.30   $   0.89   $  1.08   $  1.16   $  1.12
Number of accumulation units outstanding at end of
period (000 omitted)                                        59,243     61,563     44,627     29,202    22,792    14,830     2,970
RIVERSOURCE(SM) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND* (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND)
Accumulation unit value at beginning of period            $   0.76   $   0.70   $   0.55   $   0.81   $  1.22   $  1.51   $  1.00
Accumulation unit value at end of period                  $   0.82   $   0.76   $   0.70   $   0.55   $  0.81   $  1.22   $  1.51
Number of accumulation units outstanding at end of
period (000 omitted)                                        41,306     52,582     60,915     58,958    58,748    46,978     4,470

*RIVERSOURCE(SM) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND MERGED INTO RIVERSOURCE(SM) VARIABLE PORTFOLIO - MID CAP GROWTH FUND
ON MARCH 17, 2006.

ROYCE MICRO-CAP PORTFOLIO (9/15/1999)
Accumulation unit value at beginning of period            $   2.53   $   2.24   $   1.51   $   1.75   $  1.36   $  1.15   $  1.00
Accumulation unit value at end of period                  $   2.80   $   2.53   $   2.24   $   1.51   $  1.75   $  1.36   $  1.15
Number of accumulation units outstanding at end of
period (000 omitted)                                        22,799     26,803     26,590     25,593    20,056     8,005     1,228
THIRD AVENUE VALUE PORTFOLIO (9/21/1999)
Accumulation unit value at beginning of period            $   2.54   $   2.13   $   1.51   $   1.70   $  1.51   $  1.08   $  1.00
Accumulation unit value at end of period                  $   2.89   $   2.54   $   2.13   $   1.51   $  1.70   $  1.51   $  1.08
Number of accumulation units outstanding at end of
period (000 omitted)                                        31,916     32,334     31,927     31,335    27,040     8,231     1,873
WANGER INTERNATIONAL SMALL CAP (9/15/1999)
Accumulation unit value at beginning of period            $   1.38   $   1.07   $   0.72   $   0.85   $  1.08   $  1.51   $  1.00
Accumulation unit value at end of period                  $   1.67   $   1.38   $   1.07   $   0.72   $  0.85   $  1.08   $  1.51
Number of accumulation units outstanding at end of
period (000 omitted)                                       170,230    104,567     66,022     43,554    27,818    18,245     1,234
WANGER U.S. SMALLER COMPANIES (9/15/1999)
Accumulation unit value at beginning of period            $   1.60   $   1.36   $   0.96   $   1.16   $  1.05   $  1.15   $  1.00
Accumulation unit value at end of period                  $   1.77   $   1.60   $   1.36   $   0.96   $  1.16   $  1.05   $  1.15
Number of accumulation units outstanding at end of
period (000 omitted)                                       241,623    184,961    129,824     78,311    40,791    23,813     2,476
WELLS FARGO ADVANTAGE VT ASSET ALLOCATION FUND (5/1/2001)
Accumulation unit value at beginning of period            $   1.10   $   1.02   $   0.84   $   0.97   $  1.00        --        --
Accumulation unit value at end of period                  $   1.15   $   1.10   $   1.02   $   0.84   $  0.97        --        --
Number of accumulation units outstanding at end of
period (000 omitted)                                        43,629     41,656     30,948     14,864     3,799        --        --
WELLS FARGO ADVANTAGE VT INTERNATIONAL CORE FUND (5/1/2001)
Accumulation unit value at beginning of period            $   0.98   $   0.90   $   0.69   $   0.90   $  1.00        --        --
Accumulation unit value at end of period                  $   1.06   $   0.98   $   0.90   $   0.69   $  0.90        --        --
Number of accumulation units outstanding at end of
period (000 omitted)                                         9,021     10,390      8,227      4,703     1,200        --        --
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND (5/1/2001)
Accumulation unit value at beginning of period            $   0.92   $   0.81   $   0.58   $   0.94   $  1.00        --        --
Accumulation unit value at end of period                  $   0.97   $   0.92   $   0.81   $   0.58   $  0.94        --        --
Number of accumulation units outstanding at end of
period (000 omitted)                                        19,618     22,185     19,289      9,992     2,060        --        --


--------------------------------------------------------------------------------
54 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.95% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.



YEAR ENDED DEC. 31,                                           2005       2004       2003       2002       2001      2000      1999
AIM V.I. CAPITAL APPRECIATION FUND, SERIES I SHARES (9/15/1999)
Accumulation unit value at beginning of period            $   0.89   $   0.85   $   0.66   $   0.88   $   1.16   $  1.31   $  1.00
Accumulation unit value at end of period                  $   0.96   $   0.89   $   0.85   $   0.66   $   0.88   $  1.16   $  1.31
Number of accumulation units outstanding at end of
period (000 omitted)                                        37,608     41,803     44,130     48,704     55,044    46,419     5,160
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES I SHARES (9/15/1999)
Accumulation unit value at beginning of period            $   1.49   $   1.30   $   0.97   $   1.25   $   1.37   $  1.26   $  1.00
Accumulation unit value at end of period                  $   1.62   $   1.49   $   1.30   $   0.97   $   1.25   $  1.37   $  1.26
Number of accumulation units outstanding at end of
period (000 omitted)                                        16,359     19,515     20,889     23,015     25,531    19,878     1,892
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (8/13/2001)
Accumulation unit value at beginning of period            $   1.07   $   0.97   $   0.74   $   0.96   $   1.00        --        --
Accumulation unit value at end of period                  $   1.11   $   1.07   $   0.97   $   0.74   $   0.96        --        --
Number of accumulation units outstanding at end of
period (000 omitted)                                        91,924     75,935     54,358     29,770      4,363        --        --
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (8/13/2001)
Accumulation unit value at beginning of period            $   1.61   $   1.31   $   0.92   $   0.98   $   1.00        --        --
Accumulation unit value at end of period                  $   1.86   $   1.61   $   1.31   $   0.92   $   0.98        --        --
Number of accumulation units outstanding at end of
period (000 omitted)                                        94,909     44,705     24,114      9,270        790        --        --
AMERICAN CENTURY VP INTERNATIONAL, CLASS I (9/15/1999)
Accumulation unit value at beginning of period            $   0.92   $   0.81   $   0.66   $   0.83   $   1.18   $  1.44   $  1.00
Accumulation unit value at end of period                  $   1.03   $   0.92   $   0.81   $   0.66   $   0.83   $  1.18   $  1.44
Number of accumulation units outstanding at end of
period (000 omitted)                                        30,007     30,595     30,150     31,512     32,127    20,591     2,094
AMERICAN CENTURY VP VALUE, CLASS I (9/15/1999)
Accumulation unit value at beginning of period            $   1.51   $   1.33   $   1.04   $   1.20   $   1.08   $  0.92   $  1.00
Accumulation unit value at end of period                  $   1.57   $   1.51   $   1.33   $   1.04   $   1.20   $  1.08   $  0.92
Number of accumulation units outstanding at end of
period (000 omitted)                                        53,403     50,775     49,145     49,161     41,460    21,041     4,775
CALVERT VARIABLE SERIES, INC. SOCIAL BALANCED PORTFOLIO (5/1/2000)
Accumulation unit value at beginning of period            $   0.98   $   0.91   $   0.77   $   0.89   $   0.96   $  1.00        --
Accumulation unit value at end of period                  $   1.02   $   0.98   $   0.91   $   0.77   $   0.89   $  0.96        --
Number of accumulation units outstanding at end of
period (000 omitted)                                        19,301     17,682     14,100      9,832      6,090     1,693        --
CREDIT SUISSE TRUST - MID-CAP GROWTH PORTFOLIO (9/21/1999)
Accumulation unit value at beginning of period            $   1.18   $   1.06   $   0.74   $   1.06   $   1.28   $  1.32   $  1.00
Accumulation unit value at end of period                  $   1.26   $   1.18   $   1.06   $   0.74   $   1.06   $  1.28   $  1.32
Number of accumulation units outstanding at end of
period (000 omitted)                                        12,660     15,543     17,844     20,303     24,697    22,624     2,872
FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO SERVICE CLASS (9/15/1999)
Accumulation unit value at beginning of period            $   0.95   $   0.91   $   0.74   $   0.90   $   1.00   $  1.04   $  1.00
Accumulation unit value at end of period                  $   1.01   $   0.95   $   0.91   $   0.74   $   0.90   $  1.00   $  1.04
Number of accumulation units outstanding at end of
period (000 omitted)                                       108,101    127,378    125,390    117,223    119,736    77,558    18,137
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS (9/15/1999)
Accumulation unit value at beginning of period            $   2.38   $   1.93   $   1.40   $   1.57   $   1.64   $  1.24   $  1.00
Accumulation unit value at end of period                  $   2.79   $   2.38   $   1.93   $   1.40   $   1.57   $  1.64   $  1.24
Number of accumulation units outstanding at end of
period (000 omitted)                                        70,537     72,884     69,808     68,203     67,132    48,251     6,945
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS (9/15/1999)
Accumulation unit value at beginning of period            $   0.96   $   0.86   $   0.60   $   0.77   $   0.98   $  1.23   $  1.00
Accumulation unit value at end of period                  $   1.14   $   0.96   $   0.86   $   0.60   $   0.77   $  0.98   $  1.23
Number of accumulation units outstanding at end of
period (000 omitted)                                        40,363     43,553     34,462     33,063     32,758    22,910     3,612
FTVIPT FRANKLIN REAL ESTATE FUND - CLASS 2 (9/15/1999)
Accumulation unit value at beginning of period            $   2.37   $   1.81   $   1.35   $   1.33   $   1.25   $  0.96   $  1.00
Accumulation unit value at end of period                  $   2.66   $   2.37   $   1.81   $   1.35   $   1.33   $  1.25   $  0.96
Number of accumulation units outstanding at end of
period (000 omitted)                                        88,911     80,587     63,047     44,591     19,803     6,181       683
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (9/15/1999)
Accumulation unit value at beginning of period            $   1.94   $   1.58   $   1.21   $   1.34   $   1.19   $  0.96   $  1.00
Accumulation unit value at end of period                  $   2.09   $   1.94   $   1.58   $   1.21   $   1.34   $  1.19   $  0.96
Number of accumulation units outstanding at end of
period (000 omitted)                                        55,521     44,541     34,639     23,553      9,584     2,897       590
FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2 (3/1/2002)
Accumulation unit value at beginning of period            $   1.29   $   1.10   $   0.84   $   1.00         --        --        --
Accumulation unit value at end of period                  $   1.41   $   1.29   $   1.10   $   0.84         --        --        --
Number of accumulation units outstanding at end of
period (000 omitted)                                        18,421     15,951     12,608      9,570         --        --        --


--------------------------------------------------------------------------------
55 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.95% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                           2005       2004      2003      2002      2001      2000     1999
GOLDMAN SACHS VIT MID CAP VALUE FUND (9/15/1999)
Accumulation unit value at beginning of period            $   2.05   $   1.64   $  1.29   $  1.37   $  1.23   $  0.95   $ 1.00
Accumulation unit value at end of period                  $   2.29   $   2.05   $  1.64   $  1.29   $  1.37   $  1.23   $ 0.95
Number of accumulation units outstanding at end of
period (000 omitted)                                       117,932     84,473    65,106    47,539    24,711    10,265    2,023
GOLDMAN SACHS VIT STRUCTURED SMALL CAP EQUITY FUND (9/15/1999)
(PREVIOUSLY GOLDMAN SACHS VIT CORE(SM) SMALL CAP EQUITY FUND)
Accumulation unit value at beginning of period            $   1.66   $   1.44   $  1.00   $  1.18   $  1.14   $  1.13   $ 1.00
Accumulation unit value at end of period                  $   1.74   $   1.66   $  1.44   $  1.00   $  1.18   $  1.14   $ 1.13
Number of accumulation units outstanding at end of
period (000 omitted)                                        12,490     14,537    16,300    17,792    18,974    14,809    2,665
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND (9/15/1999)
(PREVIOUSLY GOLDMAN SACHS VIT CORE(SM) U.S. EQUITY FUND)
Accumulation unit value at beginning of period            $   0.97   $   0.85   $  0.67   $  0.86   $  0.99   $  1.10   $ 1.00
Accumulation unit value at end of period                  $   1.02   $   0.97   $  0.85   $  0.67   $  0.86   $  0.99   $ 1.10
Number of accumulation units outstanding at end of
period (000 omitted)                                       168,697    108,140    80,350    75,489    71,185    55,239    9,951
JANUS ASPEN SERIES GLOBAL TECHNOLOGY PORTFOLIO: SERVICE SHARES (5/1/2000)
Accumulation unit value at beginning of period            $   0.36   $   0.36   $  0.25   $  0.42   $  0.68   $  1.00       --
Accumulation unit value at end of period                  $   0.40   $   0.36   $  0.36   $  0.25   $  0.42   $  0.68       --
Number of accumulation units outstanding at end of
period (000 omitted)                                        24,131     27,479    30,159    31,354    34,050    22,949       --
JANUS ASPEN SERIES INTERNATIONAL GROWTH PORTFOLIO: SERVICE SHARES (5/1/2000)
Accumulation unit value at beginning of period            $   0.70   $   0.59   $  0.45   $  0.61   $  0.80   $  1.00       --
Accumulation unit value at end of period                  $   0.91   $   0.70   $  0.59   $  0.45   $  0.61   $  0.80       --
Number of accumulation units outstanding at end of
period (000 omitted)                                        59,325     61,390    68,389    74,111    64,147    29,251       --
JANUS ASPEN SERIES MID CAP GROWTH PORTFOLIO: SERVICE SHARES (5/1/2000)
Accumulation unit value at beginning of period            $   0.48   $   0.40   $  0.30   $  0.42   $  0.70   $  1.00       --
Accumulation unit value at end of period                  $   0.53   $   0.48   $  0.40   $  0.30   $  0.42   $  0.70       --
Number of accumulation units outstanding at end of
period (000 omitted)                                        24,803     30,043    36,658    42,883    51,500    33,689       --
LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO (9/15/1999)
Accumulation unit value at beginning of period            $   0.92   $   0.81   $  0.64   $  0.72   $  0.96   $  1.07   $ 1.00
Accumulation unit value at end of period                  $   1.01   $   0.92   $  0.81   $  0.64   $  0.72   $  0.96   $ 1.07
Number of accumulation units outstanding at end of
period (000 omitted)                                        73,982     66,844    53,159    28,853    19,727    10,774    2,504
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (5/1/2000)
Accumulation unit value at beginning of period            $   0.63   $   0.59   $  0.48   $  0.67   $  0.90   $  1.00       --
Accumulation unit value at end of period                  $   0.65   $   0.63   $  0.59   $  0.48   $  0.67   $  0.90       --
Number of accumulation units outstanding at end of
period (000 omitted)                                        84,506     78,223    74,564    62,663    51,051    21,973       --
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (5/1/2000)
Accumulation unit value at beginning of period            $   0.84   $   0.80   $  0.61   $  0.90   $  0.96   $  1.00       --
Accumulation unit value at end of period                  $   0.88   $   0.84   $  0.80   $  0.61   $  0.90   $  0.96       --
Number of accumulation units outstanding at end of
period (000 omitted)                                        48,503     60,214    61,988    53,383    36,822    15,060       --
MFS(R) UTILITIES SERIES - SERVICE CLASS (8/13/2001)
Accumulation unit value at beginning of period            $   1.18   $   0.91   $  0.68   $  0.89   $  1.00        --       --
Accumulation unit value at end of period                  $   1.36   $   1.18   $  0.91   $  0.68   $  0.89        --       --
Number of accumulation units outstanding at end of
period (000 omitted)                                        35,163     18,264    12,519     7,093     2,778        --       --
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit value at beginning of period            $   1.15   $   1.00        --        --        --        --       --
Accumulation unit value at end of period                  $   1.30   $   1.15        --        --        --        --       --
Number of accumulation units outstanding at end of
period (000 omitted)                                        20,721      6,121        --        --        --        --       --
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit value at beginning of period            $   1.15   $   1.00        --        --        --        --       --
Accumulation unit value at end of period                  $   1.25   $   1.15        --        --        --        --       --
Number of accumulation units outstanding at end of
period (000 omitted)                                        12,037      4,085        --        --        --        --       --
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit value at beginning of period            $   1.07   $   1.00        --        --        --        --       --
Accumulation unit value at end of period                  $   1.08   $   1.07        --        --        --        --       --
Number of accumulation units outstanding at end of
period (000 omitted)                                        94,657     11,924        --        --        --        --       --


--------------------------------------------------------------------------------
56 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.95% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                           2005       2004       2003       2002       2001       2000      1999
PUTNAM VT INTERNATIONAL NEW OPPORTUNITIES FUND - CLASS IB SHARES (9/15/1999)
Accumulation unit value at beginning of period            $   0.82   $   0.73   $   0.56   $   0.65   $   0.92   $   1.51   $  1.00
Accumulation unit value at end of period                  $   0.97   $   0.82   $   0.73   $   0.56   $   0.65   $   0.92   $  1.51
Number of accumulation units outstanding at end of
period (000 omitted)                                        43,047     51,671     62,780     74,769     90,196     80,679     8,200
PUTNAM VT VISTA FUND - CLASS IB SHARES (9/15/1999)
Accumulation unit value at beginning of period            $   0.90   $   0.77   $   0.58   $   0.85   $   1.29   $   1.36   $  1.00
Accumulation unit value at end of period                  $   1.00   $   0.90   $   0.77   $   0.58   $   0.85   $   1.29   $  1.36
Number of accumulation units outstanding at end of
period (000 omitted)                                        42,680     51,579     63,075     73,930     87,722     68,407     7,245
RIVERSOURCE(SM) VARIABLE PORTFOLIO - BALANCED FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - MANAGED FUND)
Accumulation unit value at beginning of period            $   1.04   $   0.96   $   0.80   $   0.93   $   1.05   $   1.09   $  1.00
Accumulation unit value at end of period                  $   1.07   $   1.04   $   0.96   $   0.80   $   0.93   $   1.05   $  1.09
Number of accumulation units outstanding at end of
period (000 omitted)                                        77,525     74,540     73,310     64,613     53,096     39,810     6,539
RIVERSOURCE(SM) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND)
Accumulation unit value at beginning of period            $   1.08   $   1.09   $   1.09   $   1.09   $   1.06   $   1.01   $  1.00
Accumulation unit value at end of period                  $   1.10   $   1.08   $   1.09   $   1.09   $   1.09   $   1.06   $  1.01
Number of accumulation units outstanding at end of
period (000 omitted)                                       147,452    148,915    178,580    228,237    265,455    203,922    87,424

*THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR RIVERSOURCE(SM) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND AT DEC. 31, 2005 WERE 2.61% AND
2 65%, RESPECTIVELY.

RIVERSOURCE(SM) VARIABLE PORTFOLIO - CORE BOND FUND (2/4/2004)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - CORE BOND FUND)
Accumulation unit value at beginning of period            $   1.02   $   1.00         --         --         --         --        --
Accumulation unit value at end of period                  $   1.03   $   1.02         --         --         --         --        --
Number of accumulation units outstanding at end of
period (000 omitted)                                        15,300      4,962         --         --         --         --        --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND)
Accumulation unit value at beginning of period            $   1.26   $   1.22   $   1.18   $   1.13   $   1.06   $   1.01   $  1.00
Accumulation unit value at end of period                  $   1.28   $   1.26   $   1.22   $   1.18   $   1.13   $   1.06   $  1.01
Number of accumulation units outstanding at end of
period (000 omitted)                                       257,273    190,125    176,013    159,405    106,760     43,920    11,675
RIVERSOURCE(SM) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND)
Accumulation unit value at beginning of period            $   1.34   $   1.14   $   0.82   $   1.02   $   1.01   $   1.03   $  1.00
Accumulation unit value at end of period                  $   1.51   $   1.34   $   1.14   $   0.82   $   1.02   $   1.01   $  1.03
Number of accumulation units outstanding at end of
period (000 omitted)                                       278,737    181,318     99,776     67,958     41,299     14,227     3,441
RIVERSOURCE(SM) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (5/1/2000)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - THREADNEEDLE EMERGING MARKETS FUND)
Accumulation unit value at beginning of period            $   1.15   $   0.94   $   0.67   $   0.72   $   0.74   $   1.00        --
Accumulation unit value at end of period                  $   1.53   $   1.15   $   0.94   $   0.67   $   0.72   $   0.74        --
Number of accumulation units outstanding at end of
period (000 omitted)                                        44,244     16,315      6,501      3,888      1,542        693        --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - GLOBAL BOND FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - GLOBAL BOND FUND)
Accumulation unit value at beginning of period            $   1.43   $   1.31   $   1.17   $   1.03   $   1.02   $   1.00   $  1.00
Accumulation unit value at end of period                  $   1.34   $   1.43   $   1.31   $   1.17   $   1.03   $   1.02   $  1.00
Number of accumulation units outstanding at end of
period (000 omitted)                                       102,876     72,702     54,100     36,626     23,970     14,137     2,368
RIVERSOURCE(SM) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (9/13/2004)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - INFLATION PROTECTED SECURITIES FUND)
Accumulation unit value at beginning of period            $   1.03   $   1.00         --         --         --         --        --
Accumulation unit value at end of period                  $   1.05   $   1.03         --         --         --         --        --
Number of accumulation units outstanding at end of
period (000 omitted)                                        51,906      1,504         --         --         --         --        --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - GROWTH FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - GROWTH FUND)
Accumulation unit value at beginning of period            $   0.61   $   0.57   $   0.47   $   0.64   $   0.94   $   1.18   $  1.00
Accumulation unit value at end of period                  $   0.66   $   0.61   $   0.57   $   0.47   $   0.64   $   0.94   $  1.18
Number of accumulation units outstanding at end of
period (000 omitted)                                       212,229    135,373    147,485    118,986    130,764    106,410    13,813


--------------------------------------------------------------------------------
57 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.95% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                           2005       2004       2003       2002       2001      2000      1999
RIVERSOURCE(SM) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND)
Accumulation unit value at beginning of period            $   1.20   $   1.08   $   0.87   $   0.94   $   0.91   $  1.01   $  1.00
Accumulation unit value at end of period                  $   1.23   $   1.20   $   1.08   $   0.87   $   0.94   $  0.91   $  1.01
Number of accumulation units outstanding at end of
period (000 omitted)                                       237,711    236,566    197,358    122,784     88,813    52,655    10,137
RIVERSOURCE(SM) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (9/13/2004)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND)
Accumulation unit value at beginning of period            $   1.04   $   1.00         --         --         --        --        --
Accumulation unit value at end of period                  $   1.06   $   1.04         --         --         --        --        --
Number of accumulation units outstanding at end of
period (000 omitted)                                        18,068        783         --         --         --        --        --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - THREADNEEDLE INTERNATIONAL FUND)
Accumulation unit value at beginning of period            $   0.80   $   0.69   $   0.54   $   0.67   $   0.95   $  1.27   $  1.00
Accumulation unit value at end of period                  $   0.90   $   0.80   $   0.69   $   0.54   $   0.67   $  0.95   $  1.27
Number of accumulation units outstanding at end of
period (000 omitted)                                        61,793     40,351     21,462     19,189     18,664    15,670     2,173
RIVERSOURCE(SM) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND* (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND)
Accumulation unit value at beginning of period            $   0.78   $   0.75   $   0.58   $   0.76   $   0.93   $  1.14   $  1.00
Accumulation unit value at end of period                  $   0.82   $   0.78   $   0.75   $   0.58   $   0.76   $  0.93   $  1.14
Number of accumulation units outstanding at end of
period (000 omitted)                                       144,230     94,730     45,599     34,956     26,779    22,159     3,227

*RIVERSOURCE(SM) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R) MERGED INTO RIVERSOURCE(SM) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND
ON MARCH 17, 2006.

RIVERSOURCE(SM) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND (2/4/2004)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND)
Accumulation unit value at beginning of period            $   1.09   $   1.00         --         --         --        --        --
Accumulation unit value at end of period                  $   1.13   $   1.09         --         --         --        --        --
Number of accumulation units outstanding at end of
period (000 omitted)                                         3,594      2,030         --         --         --        --        --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - MID CAP GROWTH FUND* (5/1/2001)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - EQUITY SELECT FUND)
Accumulation unit value at beginning of period            $   1.11   $   1.03   $   0.85   $   0.99   $   1.00        --        --
Accumulation unit value at end of period                  $   1.22   $   1.11   $   1.03   $   0.85   $   0.99        --        --
Number of accumulation units outstanding at end of
period (000 omitted)                                        31,419     35,498     29,450     12,145      2,238        --        --

*RIVERSOURCE(SM) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND MERGED INTO RIVERSOURCE(SM) VARIABLE PORTFOLIO - MID CAP GROWTH FUND
ON MARCH 17, 2006.

RIVERSOURCE(SM) VARIABLE PORTFOLIO - MID CAP VALUE FUND (5/2/2005)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - MID CAP VALUE FUND)
Accumulation unit value at beginning of period            $   1.00         --         --         --         --        --        --
Accumulation unit value at end of period                  $   1.19         --         --         --         --        --        --
Number of accumulation units outstanding at end of
period (000 omitted)                                         4,982         --         --         --         --        --        --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R)* (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R))
Accumulation unit value at beginning of period            $   0.86   $   0.84   $   0.68   $   0.88   $   1.07   $  1.19   $  1.00
Accumulation unit value at end of period                  $   0.87   $   0.86   $   0.84   $   0.68   $   0.88   $  1.07   $  1.19
Number of accumulation units outstanding at end of
period (000 omitted)                                       234,424    352,273    387,251    347,841    307,320   219,316    32,483

*RIVERSOURCE(SM) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R) MERGED INTO RIVERSOURCE(SM) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND
ON MARCH 17, 2006.

RIVERSOURCE(SM) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (5/1/2000)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND)
Accumulation unit value at beginning of period            $   0.84   $   0.77   $   0.60   $   0.79   $   0.91   $  1.00        --
Accumulation unit value at end of period                  $   0.86   $   0.84   $   0.77   $   0.60   $   0.79   $  0.91        --
Number of accumulation units outstanding at end of
period (000 omitted)                                       122,070    117,372     91,398     65,011     40,575    14,084        --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - SELECT VALUE FUND (2/4/2004)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - PARTNERS SELECT VALUE FUND)
Accumulation unit value at beginning of period            $   1.12   $   1.00         --         --         --        --        --
Accumulation unit value at end of period                  $   1.12   $   1.12         --         --         --        --        --
Number of accumulation units outstanding at end of
period (000 omitted)                                         5,777      2,540         --         --         --        --        --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND)
Accumulation unit value at beginning of period            $   1.20   $   1.20   $   1.19   $   1.13   $   1.08   $  1.00   $  1.00
Accumulation unit value at end of period                  $   1.20   $   1.20   $   1.20   $   1.19   $   1.13   $  1.08   $  1.00
Number of accumulation units outstanding at end of
period (000 omitted)                                       121,249    130,386    135,202    116,147     56,966    24,654    12,796


--------------------------------------------------------------------------------
58 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.95% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                           2005       2004       2003      2002      2001      2000     1999
RIVERSOURCE(SM) VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND)
Accumulation unit value at beginning of period            $   1.52   $   1.29   $   0.88   $  1.07   $  1.16   $  1.12   $ 1.00
Accumulation unit value at end of period                  $   1.58   $   1.52   $   1.29   $  0.88   $  1.07   $  1.16   $ 1.12
Number of accumulation units outstanding at end of
period (000 omitted)                                        46,718     51,057     39,709    29,341    24,346    16,349    3,029
RIVERSOURCE(SM) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND* (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND)
Accumulation unit value at beginning of period            $   0.75   $   0.69   $   0.54   $  0.81   $  1.21   $  1.51   $ 1.00
Accumulation unit value at end of period                  $   0.81   $   0.75   $   0.69   $  0.54   $  0.81   $  1.21   $ 1.51
Number of accumulation units outstanding at end of
period (000 omitted)                                        31,424     41,862     50,934    55,183    65,574    58,414    3,901

*RIVERSOURCE(SM) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND MERGED INTO RIVERSOURCE(SM) VARIABLE PORTFOLIO - MID CAP GROWTH FUND
ON MARCH 17, 2006.

ROYCE MICRO-CAP PORTFOLIO (9/15/1999)
Accumulation unit value at beginning of period            $   2.50   $   2.22   $   1.50   $  1.74   $  1.35   $  1.15   $ 1.00
Accumulation unit value at end of period                  $   2.76   $   2.50   $   2.22   $  1.50   $  1.74   $  1.35   $ 1.15
Number of accumulation units outstanding at end of
period (000 omitted)                                        22,867     27,132     27,838    27,063    23,583    11,880    1,886
THIRD AVENUE VALUE PORTFOLIO (9/21/1999)
Accumulation unit value at beginning of period            $   2.51   $   2.12   $   1.50   $  1.69   $  1.50   $  1.08   $ 1.00
Accumulation unit value at end of period                  $   2.85   $   2.51   $   2.12   $  1.50   $  1.69   $  1.50   $ 1.08
Number of accumulation units outstanding at end of
period (000 omitted)                                        32,580     33,905     34,897    35,110    31,848    11,524    2,043
WANGER INTERNATIONAL SMALL CAP (9/15/1999)
Accumulation unit value at beginning of period            $   1.37   $   1.06   $   0.72   $  0.84   $  1.08   $  1.51   $ 1.00
Accumulation unit value at end of period                  $   1.65   $   1.37   $   1.06   $  0.72   $  0.84   $  1.08   $ 1.51
Number of accumulation units outstanding at end of
period (000 omitted)                                       114,381     79,981     56,466    42,309    30,297    21,844    1,343
WANGER U.S. SMALLER COMPANIES (9/15/1999)
Accumulation unit value at beginning of period            $   1.58   $   1.35   $   0.95   $  1.15   $  1.05   $  1.15   $ 1.00
Accumulation unit value at end of period                  $   1.74   $   1.58   $   1.35   $  0.95   $  1.15   $  1.05   $ 1.15
Number of accumulation units outstanding at end of
period (000 omitted)                                       169,886    140,320    108,046    72,853    46,456    29,881    2,723
WELLS FARGO ADVANTAGE VT ASSET ALLOCATION FUND (5/1/2001)
Accumulation unit value at beginning of period            $   1.09   $   1.01   $   0.84   $  0.97   $  1.00        --       --
Accumulation unit value at end of period                  $   1.14   $   1.09   $   1.01   $  0.84   $  0.97        --       --
Number of accumulation units outstanding at end of
period (000 omitted)                                        32,466     31,201     22,278    11,859     3,224        --       --
WELLS FARGO ADVANTAGE VT INTERNATIONAL CORE FUND (5/1/2001)
Accumulation unit value at beginning of period            $   0.97   $   0.89   $   0.69   $  0.90   $  1.00        --       --
Accumulation unit value at end of period                  $   1.05   $   0.97   $   0.89   $  0.69   $  0.90        --       --
Number of accumulation units outstanding at end of
period (000 omitted)                                         6,690      7,049      5,248     2,781     1,031        --       --
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND (5/1/2001)
Accumulation unit value at beginning of period            $   0.91   $   0.81   $   0.58   $  0.94   $  1.00        --       --
Accumulation unit value at end of period                  $   0.96   $   0.91   $   0.81   $  0.58   $  0.94        --       --
Number of accumulation units outstanding at end of
period (000 omitted)                                        14,334     16,103     13,800     7,655     2,230        --       --


--------------------------------------------------------------------------------
59 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION



Calculating Annuity Payouts                                   p. 3

Rating Agencies                                               p. 4

Revenues Received During Calendar Year 2005                   p. 4

Principal Underwriter                                         p. 5

Independent Registered Public Accounting Firm                 p. 5

Financial Statements


--------------------------------------------------------------------------------
60 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

[RIVERSOURCE ANNUITIES(SM) LOGO]

IDS Life Insurance Company

70100 Ameriprise Financial Center

Minneapolis, MN 55474
(800) 862-7919


ameriprise.com

IDS Life Insurance Company (Distributor), Member NASD, a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise FInancial). RiverSource(SM) insurance and annuity products are issued by IDS Life Insurance Company, an Ameriprise
                               Financial company.

            (C) 2006 Ameriprise Financial, Inc. All rights reserved.

S-6467 K (5/06)

PROSPECTUS


MAY 1, 2006

RIVERSOURCE

RETIREMENT ADVISOR VARIABLE ANNUITY(SM) - BAND 3


INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY FOR:


- current or retired employees of Ameriprise Financial, Inc. or its subsidiaries and their spouses (employees),

- current or retired Ameriprise Financial, Inc. financial advisors and their spouses (advisors), and


- individuals investing an initial purchase payment of $1 million (other individuals).


NEW RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 CONTRACTS ARE NOT CURRENTLY BEING OFFERED.


ISSUED BY:  IDS LIFE INSURANCE COMPANY (IDS LIFE)

            70100 Ameriprise Financial Center

            Minneapolis, MN 55474
            Telephone: (800) 862-7919

            ameriprise.com/variableannuities


            IDS LIFE VARIABLE ACCOUNT 10

This prospectus contains information that you should know before investing. Prospectuses are also available for:


-  AIM Variable Insurance Funds

-  AllianceBernstein Variable Products Series Fund, Inc.

-  American Century Variable Portfolios, Inc.

-  Calvert Variable Series, Inc.

-  Columbia Variable Insurance Trust

-  Credit Suisse Trust

-  Eaton Vance Variable Trust

-  Fidelity(R) Variable Insurance Products Funds - Service Class

-  Franklin(R) Templeton(R) Variable Insurance Products Trust

   (FTVIPT) - Class 2

-  Goldman Sachs Variable Insurance Trust (VIT)

-  Janus Aspen Series: Service Shares

-  Lazard Retirement Series, Inc.


-  MFS(R) Variable Insurance Trust(SM)


-  Neuberger Berman Advisers Management Trust

-  Oppenheimer Variable Account Funds - Service Shares

-  PIMCO Variable Insurance Trust (VIT)

-  Putnam Variable Trust - Class IB Shares

-  RiverSource(SM) Variable Portfolio Funds

   (previously American Express(R) Variable Portfolio Funds)

-  Royce Capital Fund

-  Third Avenue Variable Series Trust

-  The Universal Institutional Funds, Inc.

   Van Kampen Life Investment Trust

-  Wanger Advisors Trust

-  Wells Fargo Variable Trust

Please read the prospectuses carefully and keep them for future reference.


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting IDS Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Be sure to ask your sales representative about the variable annuity's features, benefits, risks and fees.

This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents. IDS Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the Fund prospectuses. Do not rely on any such information or representations.




--------------------------------------------------------------------------------
1 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

IDS Life and its affiliated insurance companies offer several different annuities which your sales representative may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, surrender charge schedules and access to your annuity account values. The fees and charges may also be different between each annuity.

TABLE OF CONTENTS



KEY TERMS                                                       3

THE CONTRACT IN BRIEF                                           4

EXPENSE SUMMARY                                                 5

CONDENSED FINANCIAL INFORMATION (UNAUDITED)                    10

FINANCIAL STATEMENTS                                           10

THE VARIABLE ACCOUNT AND THE FUNDS                             11

THE FIXED ACCOUNT                                              23

BUYING YOUR CONTRACT                                           23

CHARGES                                                        25

VALUING YOUR INVESTMENT                                        27

MAKING THE MOST OF YOUR CONTRACT                               28

SURRENDERS                                                     32

TSA -- SPECIAL PROVISIONS                                      33

CHANGING OWNERSHIP                                             33

BENEFITS IN CASE OF DEATH -- STANDARD DEATH BENEFIT            34

OPTIONAL BENEFITS                                              35

THE ANNUITY PAYOUT PERIOD                                      39

TAXES                                                          41

VOTING RIGHTS                                                  44

SUBSTITUTION OF INVESTMENTS                                    44

ABOUT THE SERVICE PROVIDERS                                    44

APPENDIX: CONDENSED FINANCIAL INFORMATION (UNAUDITED)          46

TABLE OF CONTENTS OF THE
  STATEMENT OF ADDITIONAL INFORMATION                          51



CORPORATE CONSOLIDATION

Later this year, two of IDS Life's subsidiaries, American Enterprise Life Insurance Company and American Partners Life Insurance Company, plan to merge into IDS Life. This merger will help simplify overall corporate structure because these three life insurance companies will be consolidated into one. We currently expect this consolidation to occur at the end of 2006, subject to certain regulatory and other approvals. At the time of the consolidation, we plan to change the name of IDS Life to RiverSource Life Insurance Company. This consolidation and renaming will not have any adverse effect on the benefits under your contract.


--------------------------------------------------------------------------------
2 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

KEY TERMS

THESE TERMS CAN HELP YOU UNDERSTAND DETAILS ABOUT YOUR CONTRACT.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

ENHANCED EARNINGS DEATH BENEFIT (EEB): This is an optional benefit you can add to your contract for an additional charge. It is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes.

FIXED ACCOUNT: An account to which you may allocate purchase payments. Amounts you allocate to this account earn interest at rates that we declare periodically.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of any or all of these funds.

IDS LIFE: In this prospectus, "we," "us," "our" and "IDS Life" refer to IDS Life Insurance Company.

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT (MAV): This is an optional benefit you can add to your contract for an additional charge that is intended to provide additional death benefit protection in the event of fluctuating fund values.

OWNER (YOU, YOUR): The person who controls the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

-  Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

-  Roth IRAs under Section 408A of the Code

-  SIMPLE IRAs under Section 408(p) of the Code


-  Simplified Employee Pension IRA (SEP) plans under Section 408(k) of the Code


-  Plans under Section 401(k) of the Code


-  Custodial and investment only plans under Section 401(a) of the Code


-  Tax-Sheltered Annuities (TSAs) under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RIDER: You receive a rider when you purchase the EEB and/or MAV. The rider adds the terms of the optional benefit to your contract.

RIDER EFFECTIVE DATE: The date you add a rider to your contract.

SETTLEMENT DATE: The date when annuity payouts are scheduled to begin.

SURRENDER VALUE: The amount you are entitled to receive if you make a full surrender from your contract. It is the contract value minus any applicable charges.

--------------------------------------------------------------------------------
3 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or surrender request) at our home office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our home office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

THE CONTRACT IN BRIEF

PURPOSE: The purpose of the contract is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. You may allocate your purchase payments to the fixed account and/or subaccounts under the contract. These accounts, in turn, may earn returns that increase the value of the contract. Beginning at a specified time in the future called the settlement date, the contract provides lifetime or other forms of payout of your contract value (less any applicable premium tax).

TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions (RMDs). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes - Qualified Annuities - Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the potential tax implications to you.

FREE LOOK PERIOD: You may return your contract to your sales representative or to our home office within the time stated on the first page of your contract. You will receive a full refund of the contract value. We will not deduct any charges. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (Exception: If the law requires, we will refund all of your purchase payments.)

ACCOUNTS: Generally, you may allocate your purchase payments among any or all of:


- the subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the settlement date will equal or exceed the total purchase payments you allocate to the subaccounts. (p. 11)

- the fixed account, which earns interest at a rate that we adjust periodically. Purchase payment allocations to the fixed account may be subject to special restrictions. (p. 23)

BUYING YOUR CONTRACT: We no longer offer new contracts. However, you have the option of making additional purchase payments in the future. (p. 23)


PURCHASE PAYMENTS:

MINIMUM ALLOWABLE PURCHASE PAYMENTS:

        If paying by installments under a scheduled payment plan:

              $23.08 biweekly, or
              $50 per month

        If paying by any other method:

              $50

MAXIMUM ALLOWABLE ANNUAL PURCHASE PAYMENTS:

   FOR EMPLOYEES/ADVISORS:

              $100,000 through age 85
              $50,000 for ages 86 to 90

   FOR OTHER INDIVIDUALS:

              $100,000

--------------------------------------------------------------------------------
4 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. You may establish automated transfers among the accounts. Fixed account transfers are subject to special restrictions. (p. 29)

SURRENDERS: You may surrender all or part of your contract value at any time before the settlement date. You also may establish automated partial surrenders. Surrenders may be subject to charges and income taxes (including an IRS penalty if you surrender prior to your reaching age 59 1/2) and may have other tax consequences; also, certain restrictions apply. (p. 32)

CHANGING OWNERSHIP: You may change ownership of a nonqualified annuity by written instruction, but this may have federal income tax consequences. Restrictions apply to changing ownership of a qualified annuity. (p. 33)

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value. (p. 34)

OPTIONAL BENEFITS: This contract offers optional features that are available for additional charges if you meet certain criteria. (p. 35)

ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the settlement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. Total monthly payouts may include amounts from each subaccount and the fixed account. During the annuity payout period, you cannot be invested in more than five subaccounts at any one time unless we agree otherwise. (p. 39)

TAXES: Generally, income earned on your contract value grows tax deferred until you surrender it or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. However, Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. (p. 41)

LIMITATIONS ON USE OF CONTRACTS: If mandated by applicable law, including but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values or to satisfy other statutory obligations. Under these circumstances we may refuse to implement requests for transfers, surrenders, or death benefits, until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.


EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT ARE PAID WHEN BUYING, OWNING AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAID AT THE TIME THAT YOU BOUGHT THE CONTRACT AND MAY PAY WHEN YOU SURRENDER THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

SURRENDER CHARGE                        0%

SURRENDER CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a surrender. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will vary between 3.50% and 5.00% depending on the applicable assumed investment rate. The surrender charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate. (See "Charges -- Surrender Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")

THE NEXT TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL CONTRACT ADMINISTRATIVE CHARGE

                                        $30

(We will waive this charge when your contract value, or total purchase payments less any payments surrendered, is $50,000 or more on the current contract anniversary, except at full surrender.)

OPTIONAL RIDER FEES
(As a percentage of the contract value charged annually at the contract anniversary. The fee applies only if you elect the optional rider.)

MAV RIDER FEE                           0.15%

EEB RIDER FEE                           0.30%

ANNUAL VARIABLE ACCOUNT EXPENSES
(Total annual variable account expenses as a percentage of average daily subaccount value.)

MORTALITY AND EXPENSE RISK FEE          0.55%

--------------------------------------------------------------------------------
5 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS

THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS FOR THE LAST FISCAL YEAR. THE SECOND TABLE SHOWS THE TOTAL FEES AND EXPENSES CHARGED BY EACH FUND FOR THE LAST FISCAL YEAR. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


MINIMUM AND MAXIMUM TOTAL ANNUAL OPERATING EXPENSES FOR THE FUNDS(a)

(Including management fee, distribution and/or service (12b-1) fees and other expenses)


                                                                        MINIMUM  MAXIMUM
Total expenses before fee waivers and/or expense reimbursements          0.53%    5.85%



(a) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an on-going basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us and/or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us and/or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.


TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                                                GROSS TOTAL
                                                                     MANAGEMENT       12b-1         OTHER          ANNUAL
                                                                        FEES           FEES        EXPENSES       EXPENSES
AIM V.I. Capital Appreciation Fund, Series I Shares                     0.61%           --%         0.29%       0.90%(1),(2)
AIM V.I. Capital Development Fund, Series I Shares                      0.75            --          0.34        1.09(1),(3)
AIM V.I. Global Health Care Fund, Series II Shares                      0.75          0.25          0.33        1.33(1),(3)
AllianceBernstein VPS Global Technology Portfolio (Class B)             0.75          0.25          0.17        1.17(4)
AllianceBernstein VPS Growth and Income Portfolio (Class B)             0.55          0.25          0.05        0.85(4)
AllianceBernstein VPS International Value Portfolio (Class B)           0.75          0.25          0.12        1.12(4)
American Century VP International, Class I                              1.23            --            --        1.23(4)
American Century VP Ultra(R), Class II                                  0.90          0.25          0.01        1.16(4)
American Century VP Value, Class I                                      0.93            --            --        0.93(4)
Calvert Variable Series, Inc. Social Balanced Portfolio                 0.70            --          0.22        0.92(5)
Columbia Marsico Growth Fund, Variable Series                           0.74          0.25          0.34        1.33(6)
Columbia Marsico International Opportunities Fund, Variable Series      0.80          0.25          0.43        1.48(4)
Credit Suisse Trust - Commodity Return Strategy Portfolio               0.50          0.25          0.55        1.30(7)
Credit Suisse Trust - Mid-Cap Growth Portfolio                          0.90            --          0.47        1.37(7)
Eaton Vance VT Floating-Rate Income Fund                                0.58            --          0.69        1.27(4)
Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2                 0.57          0.25          0.09        0.91(8)
Fidelity(R) VIP Growth & Income Portfolio Service Class                 0.47          0.10          0.12        0.69(8)
Fidelity(R) VIP Mid Cap Portfolio Service Class                         0.57          0.10          0.12        0.79(8)
Fidelity(R) VIP Overseas Portfolio Service Class                        0.72          0.10          0.17        0.99(8)
FTVIPT Franklin Real Estate Fund - Class 2                              0.47          0.25          0.02        0.74(9),(10)
FTVIPT Franklin Small Cap Value Securities Fund - Class 2               0.52          0.25          0.17        0.94(10),(11)
FTVIPT Templeton Foreign Securities Fund - Class 2                      0.65          0.25          0.17        1.07(11)
Goldman Sachs VIT Mid Cap Value Fund                                    0.80            --          0.07        0.87(12)
Goldman Sachs VIT Structured Small Cap Equity Fund                      0.75            --          0.18        0.93(12)
(previously Goldman Sachs VIT CORE(SM) Small Cap Equity Fund)
Goldman Sachs VIT Structured U.S. Equity Fund                           0.65            --          0.09        0.74(12)
(previously Goldman Sachs VIT CORE(SM) U.S. Equity Fund)
Janus Aspen Series Global Technology Portfolio: Service Shares          0.64          0.25          0.09        0.98(13)
Janus Aspen Series International Growth Portfolio: Service Shares       0.64          0.25          0.06        0.95(13)


--------------------------------------------------------------------------------
6 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                                           GROSS TOTAL
                                                                     MANAGEMENT       12b-1      OTHER        ANNUAL
                                                                        FEES           FEES     EXPENSES     EXPENSES
Janus Aspen Series Mid Cap Growth Portfolio: Service Shares             0.64%         0.25%      0.03%     0.92%(13)
Lazard Retirement International Equity Portfolio                        0.75          0.25       0.21      1.21(14)
MFS(R) Investors Growth Stock Series - Service Class                    0.75          0.25       0.15      1.15(15),(16)
MFS(R) New Discovery Series - Service Class                             0.90          0.25       0.16      1.31(15),(16)
MFS(R) Utilities Series - Service Class                                 0.75          0.25       0.15      1.15(15),(16)
Neuberger Berman Advisers Management Trust International Portfolio
(Class S)                                                               1.15          0.25       4.45      5.85(17),(18)
Oppenheimer Global Securities Fund/VA, Service Shares                   0.63          0.25       0.04      0.92(19)
Oppenheimer Main Street Small Cap Fund/VA, Service Shares               0.74          0.25       0.05      1.04(19)
Oppenheimer Strategic Bond Fund/VA, Service Shares                      0.69          0.25       0.02      0.96(19)
PIMCO VIT All Asset Portfolio, Advisor Share Class                      0.20          0.25       0.88      1.33(20)
Putnam VT International New Opportunities Fund - Class IB Shares        1.00          0.25       0.25      1.50(21)
Putnam VT Vista Fund - Class IB Shares                                  0.65          0.25       0.09      0.99(4)
RiverSource(SM) Variable Portfolio - Balanced Fund                      0.54          0.13       0.14      0.81(22),(23),(24)
(previously AXP(R) Variable Portfolio - Managed Fund)
RiverSource(SM) Variable Portfolio - Cash Management Fund               0.33          0.13       0.15      0.61(22),(23)
(previously AXP(R) Variable Portfolio - Cash Management Fund)
RiverSource(SM) Variable Portfolio - Core Bond Fund                     0.48          0.13       0.33      0.94(22),(23),(25)
(previously AXP(R) Variable Portfolio - Core Bond Fund)
RiverSource(SM) Variable Portfolio - Diversified Bond Fund              0.47          0.13       0.17      0.77(22),(23)
(previously AXP(R) Variable Portfolio - Diversified Bond Fund)
RiverSource(SM) Variable Portfolio - Diversified Equity Income Fund     0.68          0.13       0.16      0.97(22),(23),(24)
(previously AXP(R) Variable Portfolio - Diversified Equity Income
Fund)
RiverSource(SM) Variable Portfolio - Emerging Markets Fund              1.05          0.13       0.34      1.52(22),(23),(24),(25)
(previously AXP(R) Variable Portfolio - Threadneedle Emerging
Markets Fund)
RiverSource(SM) Variable Portfolio - Fundamental Value Fund             0.73          0.13       0.16      1.02(23),(26)
RiverSource(SM) Variable Portfolio - Global Bond Fund                   0.71          0.13       0.20      1.04(22),(23)
(previously AXP(R) Variable Portfolio - Global Bond Fund)
RiverSource(SM) Variable Portfolio - Global Inflation Protected
Securities Fund                                                         0.44          0.13       0.33      0.90(22),(23),(25)
(previously AXP(R) Variable Portfolio - Inflation Protected
Securities Fund)
RiverSource(SM) Variable Portfolio - Growth Fund                        0.66          0.13       0.17      0.96(22),(23),(24)
(previously AXP(R) Variable Portfolio - Growth Fund)
RiverSource(SM) Variable Portfolio - High Yield Bond Fund               0.59          0.13       0.16      0.88(22),(23)
(previously AXP(R) Variable Portfolio - High Yield Bond Fund)
RiverSource(SM) Variable Portfolio - Income Opportunities Fund          0.61          0.13       0.34      1.08(22),(23),(25)
(previously AXP(R) Variable Portfolio - Income Opportunities Fund)
RiverSource(SM) Variable Portfolio - International Opportunity Fund     0.72          0.13       0.20      1.05(22),(23),(24)
(previously AXP(R) Variable Portfolio - Threadneedle International
Fund)
RiverSource(SM) Variable Portfolio - Large Cap Equity Fund              0.56          0.13       0.14      0.83(22),(23),(24)
(previously AXP(R) Variable Portfolio - Large Cap Equity Fund)
RiverSource(SM) Variable Portfolio - Large Cap Value Fund               0.60          0.13       1.86      2.59(22),(23),(24),(25)
(previously AXP(R) Variable Portfolio - Large Cap Value Fund)
RiverSource(SM) Variable Portfolio - Mid Cap Growth Fund                0.63          0.13       0.17      0.93(22),(23),(24),(25)
(previously AXP(R) Variable Portfolio - Equity Select Fund)
RiverSource(SM) Variable Portfolio - Mid Cap Value Fund                 0.70          0.13       2.18      3.01(22),(23),(25)
(previously AXP(R) Variable Portfolio - Mid Cap Value Fund)


--------------------------------------------------------------------------------
7 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                                           GROSS TOTAL
                                                                     MANAGEMENT       12b-1      OTHER        ANNUAL
                                                                        FEES           FEES     EXPENSES     EXPENSES
RiverSource(SM) Variable Portfolio - S&P 500 Index Fund                 0.22%         0.13%      0.18%     0.53%(22),(23),(25)
(previously AXP(R) Variable Portfolio - S&P 500 Index Fund)
RiverSource(SM) Variable Portfolio - Select Value Fund                  0.77          0.13       0.30      1.20(22),(23),(24),(25)
(previously AXP(R) Variable Portfolio - Partners Select Value
Fund)
RiverSource(SM) Variable Portfolio - Short Duration U.S. Government
Fund                                                                    0.48          0.13       0.17      0.78(22),(23)
(previously AXP(R) Variable Portfolio - Short Duration U.S.
Government Fund)
RiverSource(SM) Variable Portfolio - Small Cap Advantage Fund           0.80          0.13       0.22      1.15(22),(23),(24)
(previously AXP(R) Variable Portfolio - Small Cap Advantage Fund)
RiverSource(SM) Variable Portfolio - Small Cap Value Fund               0.92          0.13       0.24      1.29(22),(23),(24),(25)
Royce Micro-Cap Portfolio                                               1.25            --       0.07      1.32(4)
Third Avenue Value Portfolio                                            0.90            --       0.29      1.19(4)
Van Kampen Life Investment Trust Comstock Portfolio Class II
Shares                                                                  0.56          0.25       0.03      0.84(4)
Van Kampen UIF Global Real Estate Portfolio Class II Shares             0.85          0.35       0.62      1.82(27)
Van Kampen UIF Mid Cap Growth Portfolio Class II Shares                 0.75          0.35       0.34      1.44(27)
Wanger International Small Cap                                          0.95            --       0.18      1.13(4)
Wanger U.S. Smaller Companies                                           0.90            --       0.05      0.95(4)
Wells Fargo Advantage VT Asset Allocation Fund                          0.55          0.25       0.24      1.04(28)
Wells Fargo Advantage VT International Core Fund                        0.75          0.25       0.41      1.41(28)
Wells Fargo Advantage VT Small Cap Growth Fund                          0.75          0.25       0.24      1.24(28)



(1) Figures shown in the table are for the year ended Dec. 31, 2005 and are expressed as a percentage of the Fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table. The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares and Series II shares to the extent necessary to limit total annual expenses of Series I shares to 1.30% and Series II shares to 1.45% of average daily nets assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual expenses to exceed the limit stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganizations as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation is in effect through April 30, 2007.
(2) As a result of a reorganization of another Fund into the Fund, which will occur on or about May 1, 2006 for AIM V.I. Capital Appreciation Fund Series I Shares, the "Gross total annual expenses" have been restated to reflect such reorganization.
(3) Effective Jan. 1, 2005 through June 30, 2006, the advisor has contractually agreed to waive a portion of its advisory fees.
(4) The Fund's expense figures are based on actual expenses for the fiscal year ended Dec. 31, 2005.
(5) Expenses are based on expenses for the Portfolio's most recent fiscal year. Management fees include the subadvisory fee paid by the Advisor, to the Subadvisors, and the administrative fee paid by the Portfolio to Calvert Administrative Services Company, an affiliate of Calvert.
(6) The Fund's Distributor has voluntarily agreed to waive 0.25% of its 12b-1 fees.
(7) Fee waivers and/or expense reimbursement may reduce expenses for the Portfolio, without which performance would be lower. Waivers and/or expense reimbursements may be discontinued at any time. After fee waivers and expense reimbursements net expenses would be 0.95% for Credit Suisse Trust
     - Commodity Return Strategy Portfolio and 1.25% for Credit Suisse Trust - Mid-Cap Growth Portfolio. In addition, for the period beginning March 1, 2006 through Feb. 28, 2007 Credit Suisse Asset Management, LLC will voluntarily waive an additional 0.05% of its advisory fee for Credit Suisse Trust - Mid-Cap Growth Portfolio.
(8) A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the Fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.89% for Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2, 0.64% for Fidelity(R) VIP Growth & Income Portfolio Service Class, 0.74% for Fidelity(R) VIP Mid Cap Portfolio Service Class and 0.92% for Fidelity(R) VIP Overseas Portfolio Service Class. These offsets may be discontinued at any time.
(9) The Fund's administration fee is paid indirectly through the management fee.
(10) While the maximum amount payable under the Fund's class rule 12b-1 plan is 0.35% per year of the Fund's class average annual net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year.
(11) The Fund's manager has agreed in advance to reduce its fees with respect to assets invested by the Fund in a Franklin Templeton Money Market Fund. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission. The management fee reduction and net total annual expense was (0.05%) and 0.89%, respectively for FTVIPT Franklin Small Cap Value Securities Fund - Class 2 and (0.05%) and 1.02%, respectively for FTVIPT Templeton Foreign Securities Fund - Class 2.
(12) The Fund's annual operating expenses are based on actual expenses for the fiscal year ended Dec. 31, 2005. "Other expenses" include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of the Fund plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to limit "Other expenses" (excluding management fees, transfer agent fees and expenses, taxes, interest, brokerage, litigation and indemnification costs, shareholder meeting and other extraordinary expenses) to the extent that such expenses exceed, on an annual basis, 0.11% of the Fund's average daily net assets for Goldman Sachs VIT Structured Small Cap Equity Fund, 0.16% of the Fund's average daily net assets for Goldman Sachs VIT Structured U.S. Equity Fund and 0.25% of the Fund's average daily net assets for Goldman Sachs VIT Mid Cap Value Fund. The Investment Adviser may cease or modify the expense limitations at its discretion at anytime. If this occurs, other expenses and total annual operating expenses may increase without shareholder approval. In addition, for Goldman Sachs VIT Structured Small Cap Equity Fund, effective July 1, 2005, the Investment Adviser has voluntarily agreed to waive a portion of its management fee equal to 0.02% of the Fund's average daily net assets.


--------------------------------------------------------------------------------
8 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

(13) Janus Capital has contractually agreed to waive certain Portfolio's total annual operating expenses (excluding the distribution and shareholder servicing fee, the administrative services fee applicable to certain Portfolios, brokerage commissions, interest, taxes and extraordinary expenses) to certain limits until May 1, 2007. Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.
(14) The Investment Manager has contractually agreed to waive its fees and, if necessary, reimburse the Portfolio through Dec. 31, 2006, to the extent "Gross total annual expenses" exceed 1.25% of average daily net assets for Lazard Retirement International Equity Portfolio.
(15) Each series has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of service class shares (these fees are referred to as distribution fees).
(16) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent, and may have entered into brokerage arrangements, that reduced or recaptured series' expenses. Any such expense reductions are not reflected in the table. Had these fee reductions been taken into account, "Gross total annual expenses" would be lower.
(17) Neuberger Berman Management Inc. ("NBMI") has undertaken through Dec. 31, 2009 to waive fees and/or reimburse certain operating expenses, including the compensation of NBMI and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 2.00% of the average daily net asset value of the Portfolio. The expense limitation arrangements for the Portfolio is contractual and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause the Portfolio to exceed its limitation described above.
(18) Class S shares of the International Portfolio have a redemption fee of 1.00% for exchanges or redemptions on shares held less than 60 days. The redemption fee is paid to the Portfolio.
(19) Expenses may vary in future years. "Other expenses" in the table include transfer agent fees, custodial fees, and accounting and legal expenses the Fund pays. The Fund's transfer agent has voluntarily agreed to limit transfer and shareholder servicing fees to 0.35% per fiscal year. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended Dec. 31, 2005, the transfer agent fees did not exceed the expense limitation described above.
(20) "Other expense" also includes Underlying Fund expenses. Underlying Fund Expenses for the Portfolio are estimated based upon an allocation of the Portfolio's assets among the Underlying Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying Funds. Underlying Fund expenses will vary with changes in the expenses of the Underlying Funds, as well as allocation of the Portfolio's assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying Fund for the most recent fiscal year, please see "Fund of Funds Fees - Annual Underlying Fund Expenses" in the Portfolio's prospectus. PIMCO has contractually agreed, for the Portfolio's current fiscal year (12/31), to reduce its Advisory Fee to the extent that the Underlying Fund Expenses attributable to Advisory and Administrative Fees exceed 0.60% of the total assets invested in Underlying Funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.
(21) Putnam's Management has a contractual agreement to limit expenses through Dec. 31, 2006. After fee waivers and expense reimbursements net expenses would be 1.46% for Putnam VT International New Opportunities Fund - Class IB Shares.
(22) The Fund's expense figures are based on actual expenses for the fiscal year ended Aug. 31, 2005, adjusted to reflect current fees.
(23) The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940. The Fund pays IDS Life Insurance Company an annual fee of up to 0.125% of average daily net assets as payment for distributing its shares and providing shareholder services. Because this fee is paid out of the Fund's assets on an on-going basis, over time this fee will increase the cost of your investment and may cost you more than paying other types of sales charges.
(24) Management fees include the impact of a performance incentive adjustment fee that decreased the management fee by 0.05% for RiverSource(SM) Variable Portfolio - Emerging Markets Fund, 0.04% for RiverSource(SM) Variable Portfolio - International Opportunity Fund, 0.02% for RiverSource(SM) Variable Portfolio - Large Cap Equity Fund, 0.07% for RiverSource(SM) Variable Portfolio - Mid Cap Growth Fund, 0.01% for RiverSource(SM) Variable Portfolio - Select Value Fund and 0.04% for RiverSource(SM) Variable Portfolio - Small Cap Value Fund. Management fees include the impact of a performance incentive adjustment fee that increased the management fee by 0.03% for RiverSource(SM) Variable Portfolio - Balanced Fund, 0.08% for RiverSource(SM) Variable Portfolio - Diversified Equity Income Fund, 0.06% for RiverSource(SM) Variable Portfolio - Growth Fund, 0.002% for RiverSource(SM) Variable Portfolio - Large Cap Value Fund and 0.01% for RiverSource(SM) Variable Portfolio - Small Cap Advantage Fund.
(25) RiverSource Investments and its affiliates have contractually agreed to waive certain fees and expenses until Aug. 31, 2006, unless sooner terminated at the discretion of the Fund's Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses, before giving effect to any performance incentive adjustment, will not exceed:
     0.83% for RiverSource(SM) Variable Portfolio - Core Bond Fund, 1.75% for RiverSource(SM) Variable Portfolio - Emerging Markets Fund, 0.72% for RiverSource(SM) Variable Portfolio - Global Inflation Protected Securities Fund, 0.99% for RiverSource(SM) Variable Portfolio - Income Opportunities Fund, 1.05% for RiverSource(SM) Variable Portfolio - Large Cap Value Fund, 1.00% for RiverSource(SM) Variable Portfolio - Mid Cap Growth Fund, 1.08% for RiverSource(SM) Variable Portfolio - Mid Cap Value Fund, 0.495% for RiverSource(SM) Variable Portfolio - S&P 500 Index Fund, 1.15% for RiverSource(SM) Variable Portfolio - Select Value Fund and 1.25% for RiverSource(SM) Variable Portfolio - Small Cap Value Fund.
(26) The Fund's expense figures are based on estimated expenses, before fee waivers and expense reimbursements. RiverSource Investments and its affiliates have contractually agreed to waive certain fees and expenses until Aug. 31, 2007, unless sooner terminated at the discretion of the Fund's Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.07% for RiverSource(SM) Variable Portfolio - Fundamental Value Fund.
(27) The fees disclosed reflect gross ratios prior to any voluntary waivers/reimbursements of expenses by the adviser. The adviser has voluntarily agreed to waive a portion of or all of its management fee and/or reimburse expenses to the extent necessary so that total annual operating expenses, excluding certain investment related expense such as foreign country tax expense and interest expense on borrowing, do not exceed 1.35%. The adviser may terminate these voluntary waivers at any time at its sole discretion. Additionally, the distributor has agreed to voluntarily waive a portion of the 12b-1 fee for Class II shares. The distributor may terminate these voluntary waivers at any time at its sole discretion. After these fee waivers/reimbursements, net expenses would have been 1.40% for Van Kampen UIF Global Real Estate Portfolio Class II Shares and 1.15% for Van Kampen UIF Mid Cap Growth Portfolio Class II Shares. In addition, Van Kampen UIF Global Real Estate Portfolio Class II Shares was not operational in 2005. Figures in the table are based on estimated assuming the average daily net assets of the Portfolio were not more than $75,000,000.
(28) The Funds' investment adviser has implemented a break point schedule for the Funds' management fees. The management fees charged to the Funds will decline as a Fund's assets grow and will continue to be based on a percentage of the Fund's average daily net assets. Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Other expenses for Wells Fargo Advantage VT Opportunity Fund are based on estimates for the current fiscal year. The adviser has committed through April 30, 2007 to waive fees and/or reimburse the expenses to the extent necessary to maintain the Fund's net operating expense ratio. After fee waivers and expense reimbursements net expenses would be 1.00% for Wells Fargo Advantage VT Asset Allocation Fund, 1.00% for Wells Fargo Advantage VT International Core Fund and 1.20% for Wells Fargo Advantage VT Small Cap Growth Fund. Please refer to the Fund's prospectus for additional details.


--------------------------------------------------------------------------------
9 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

EXAMPLES


THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES*, VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

MAXIMUM EXPENSES. This example assumes the maximum fees and expenses of any of the funds for the last fiscal year. It assumes that you select both the optional MAV and EEB. Although your actual costs may be higher or lower, based on this assumption your costs would be:


                 1 YEAR     3 YEARS     5 YEARS    10 YEARS
                 $705.92   $2,074.44   $3,387.19   $6,439.71


MINIMUM EXPENSES. This example assumes the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds for the last fiscal year. It assumes that you do not select any optional benefits. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                 1 YEAR     3 YEARS     5 YEARS    10 YEARS
                 $114.49    $356.89     $618.33    $1,365.41



* In these examples, the $30 contract administrative charge is approximated as a .037% charge. This percentage was determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to this contract by the total average net assets that are attributable to the contract.

CONDENSED FINANCIAL INFORMATION

(UNAUDITED)


You can find unaudited condensed financial information for the subaccounts in the Appendix.

We do not include condensed financial information for subaccounts that are new and have no activity as of the financial statement date.

FINANCIAL STATEMENTS


You can find our audited financial statements and the audited financial statements of the subaccounts in the SAI.

The SAI does not include audited financial statements for subaccounts that are new and have no activity as of the financial statement date.




--------------------------------------------------------------------------------
10 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

THE VARIABLE ACCOUNT AND THE FUNDS


THE VARIABLE ACCOUNT: The variable account was established under Minnesota law on Aug. 23, 1995, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of IDS Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS: The contract currently offers subaccounts investing in shares of the funds listed in the table below.


- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.


- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.


- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund name and management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

-  REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST:
   We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and upon any substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to, fund performance, fund expenses, classes of fund shares available, size of the fund, and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds, and portfolio concentration and sector weightings. We also consider the levels and types of revenue a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to, compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.


--------------------------------------------------------------------------------
11 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

   We and/or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue. The amount of this revenue is most often based on a percentage of average daily net assets invested in the fund. For example, the revenue we receive from affiliates of funds other than the RiverSource Variable Portfolio Funds (unaffiliated funds) currently ranges up to 0.50% of the average daily net assets invested in the fund through this contract and other contracts we or our affiliates issue. In some cases, this revenue may be based, in part, on sales one of our affiliates makes of other securities including, but not limited to, publicly-traded retail mutual funds and/or the average daily net assets resulting from these sales. We or our affiliates may also receive revenue which is not based on a percentage of average daily net assets.

   The amount of this revenue varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Portfolio Funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Portfolio Funds. These revenue payments may also influence recommendations your sales representative makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

   The revenue we receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the contract (see "Expense Summary"). However, the revenue we receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.

   Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid to us and/or our affiliates in 2005.

- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive this revenue for various purposes including, but not limited to:

   - Compensating, training and educating sales representatives who sell the contracts.

   - Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their sales representatives, and granting access to sales representatives of our affiliated selling firms.

   - Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and sales representatives.

   - Providing sub-transfer agency and shareholder servicing to contract owners.

   - Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

   - Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

   - Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the National Association of Securities Dealers, Inc. (NASD).

   -  Subaccounting, transaction processing, recordkeeping and administration.

- SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

   - Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

   - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

- SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

   - Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

   - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.


--------------------------------------------------------------------------------
12 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING
FUNDS:



INVESTING IN               INVESTMENT OBJECTIVES AND POLICIES                                INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital           Growth of capital. Invests principally in common stocks of        A I M Advisors, Inc.
Appreciation Fund,         companies likely to benefit from new or innovative products,
Series I Shares            services or processes as well as those with above-average
                           growth and excellent prospects for future growth. The fund can invest up to 25% of its total assets in foreign securities that involve risks not associated with investing solely in the
                           United States.

AIM V.I. Capital           Long-term growth of capital. Invests primarily in securities      A I M Advisors, Inc.
Development Fund,          (including common stocks, convertible securities and bonds) of
Series I Shares            small- and medium-sized companies. The Fund may invest up to
                           25% of its total assets in foreign securities.

AIM V.I. Global Health     Capital growth. The fund seeks to meet its objective by           A I M Advisors, Inc.
Care Fund, Series II       investing, normally, at least 80% of its assets in securities
Shares                     of health care industry companies. The fund may invest up to
                           20% of its total assets in companies located in developing countries, i.e., those countries that are in the initial stages of their industrial cycles. The fund may also invest up to 5%
                           of its total assets in lower-quality debt securities, i.e., junk bonds.

AllianceBernstein VPS      Long-term growth of capital. The Fund invests at least 80% of     AllianceBernstein L.P.
Global Technology          its net assets in securities of companies that use technology
Portfolio (Class B)        extensively in the development of new or improved products or processes. Invests in a global portfolio of securities of U.S.
                           and foreign companies selected for their growth potential.

AllianceBernstein VPS      Long-term growth of capital. Invests primarily in                 AllianceBernstein L.P.
Growth and Income          dividend-paying common stocks of large, well-established, "blue
Portfolio (Class B)        chip" companies.

AllianceBernstein VPS      Long-term growth of capital. Invests primarily in a diversified   AllianceBernstein L.P.
International Value        portfolio of equity securities of established companies
Portfolio (Class B)        selected from more than 40 industries and from more than 40 developed and emerging market countries.

American Century VP        Capital growth, with income as a secondary objective. Invests     American Century Global Investment
International, Class I     primarily in stocks of growing foreign companies in developed     Management, Inc.
                           countries.

American Century VP        Long-term capital growth. Invests primarily in U.S. companies,    American Century Investment
Ultra(R), Class II         but there is no limit on the amount of assets the Fund can        Management, Inc.
                           invest in foreign companies.

American Century VP        Capital growth, with income as a secondary objective. Invests     American Century Investment
Value, Class I             primarily in stocks of companies that management believes to be   Management, Inc.
                           undervalued at the time of purchase.

Calvert Variable           Income and capital growth. Invests primarily in stocks, bonds     Calvert Asset Management Company,
Series, Inc. Social        and money market instruments which offer income and capital       Inc. (CAMCO), investment adviser.
Balanced Portfolio         growth opportunity and which satisfy the investment and social    SsgA Funds Management, Inc. and New
                           criteria.                                                         Amsterdam Partners, LLP are the
                                                                                             investment subadvisers.


--------------------------------------------------------------------------------
13 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

INVESTING IN               INVESTMENT OBJECTIVES AND POLICIES                                INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------------------------------
Columbia Marsico Growth    Long-term growth of capital. The Fund invests primarily in        Columbia Management Advisors, LLC
Fund, Variable Series      equity securities of large-capitalization companies that are      (advisor); Marsico Capital
                           selected for their growth potential. It generally holds a core    Management, LLC (sub-advisor)
                           position of between 35 and 50 common stocks. It may hold up to
                           25% of its assets in foreign securities.

Columbia Marsico           Long-term growth of capital. The Fund normally invests at least   Columbia Management Advisors, LLC
International              65% of its assets in common stocks of foreign companies. While    (advisor); Marsico Capital
Opportunities Fund,        the Fund may invest in companies of any size, it focuses on       Management, LLC (sub-advisor)
Variable Series            large companies. These companies are selected for their
                           long-term growth potential. The Fund normally invests in
                           issuers from at least three different countries not including the United States and generally holds a core position of 35 to
                           50 common stocks. The Fund may invest in common stocks of
                           companies operating in emerging markets.

Credit Suisse Trust -      Total return. Invests in commodity-linked derivative              Credit Suisse Asset Management, LLC
Commodity Return           instruments backed by a portfolio of fixed-income securities.
Strategy Portfolio         The portfolio invests in commodity-linked derivative
                           instruments, such as commodity-linked notes, swap agreements, commodity options, futures and options on futures that provide exposure to the investment returns of the commodities markets without investing directly in physical commodities.

Credit Suisse Trust        Maximum capital appreciation. Invests in U.S. equity securities   Credit Suisse Asset Management, LLC
Mid-Cap Growth             of "mid-cap" growth companies with growth characteristics such
Portfolio                  as positive earnings and potential for accelerated growth.

Eaton Vance VT             High level of current income. Non-diversified mutual fund that    Eaton Vance Management
Floating-Rate Income       normally invests primarily in senior floating rate loans
Fund                       ("Senior Loans"). Senior Loans typically are of below
                           investment grade quality and have below investment grade credit ratings, which ratings are associated with having high risk, speculative characteristics. Investments are actively managed, and may be bought or sold on a daily basis (although loans are generally held until repaid). The investment adviser's staff monitors the credit quality of the Fund holdings, as well as other investments that are available. Preservation of capital is considered when consistent with the Fund's objective.

Fidelity(R) VIP            Seeks long-term capital appreciation. Normally invests            Fidelity Management & Research
Contrafund(R) Portfolio    primarily in common stocks. Invests in securities of companies    Company (FMR), investment manager;
Service Class 2            whose value it believes is not fully recognized by the public.    FMR U.K. and FMR Far East,
                           Invests in either "growth" stocks or "value" stocks or both.      sub-investment advisers.
                           The fund invests in domestic and foreign issuers.

Fidelity(R) VIP Growth     Seeks high total return through a combination of current income   FMR, investment manager; FMR U.K.,
& Income Portfolio         and capital appreciation. Normally invests a majority of assets   FMR Far East, sub-investment
Service Class              in common stocks with a focus on those that pay current           advisers.
                           dividends and show potential for capital appreciation. May invest in bonds, including lower-quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation.
                           Invests in domestic and foreign issuers. The Fund invests in either "growth" stocks or "value" stocks or both.
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14 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS
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
INVESTING IN               INVESTMENT OBJECTIVES AND POLICIES                                INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Mid Cap    Long-term growth of capital. Allocates assets across different    FMR, investment manager; FMR U.K.,
Portfolio Service Class    market sectors and maturities. Normally invests primarily in      FMR Far East, sub-investment
                           common stocks. Normally invests at least 80% of assets in         advisers.
                           securities of companies with medium market capitalizations. May invest in companies with smaller or larger market
                           capitalizations. Invests in domestic and foreign issuers. The
                           Fund invests in either "growth" or "value" common stocks or both.

Fidelity(R) VIP            Long-term growth of capital. Normally invests primarily in        FMR, investment manager; FMR U.K.,
Overseas Portfolio         common stocks of foreign securities. Normally invests at least    FMR Far East, Fidelity International
Service Class              80% of assets in non-U.S. securities.                             Investment Advisors (FIIA) and FIIA
                                                                                             U.K., sub-investment advisers.

FTVIPT Franklin Real       Seeks capital appreciation, with current income as a secondary    Franklin Advisers, Inc.
Estate Fund - Class 2      goal. The Fund normally invests at least 80% of its net assets in investments of companies operating in the real estate
                           sector.

FTVIPT Franklin Small      Seeks long-term total return. The Fund normally invests at        Franklin Advisory Services, LLC
Cap Value Securities       least 80% of its net assets in investments of small
Fund - Class 2             capitalization companies, and normally invests predominantly in equity securities. For this Fund, small-capitalization
                           companies are those with market capitalization values not
                           exceeding $2.5 billion, at the time of purchase. The Fund
                           invests mainly in equity securities of companies that the
                           manager believes are undervalued.

FTVIPT Templeton           Long-term capital growth. The Fund normally invests at least      Templeton Investment Counsel, LLC
Foreign Securities Fund    80% of its net assets in investments of issuers located outside
- Class 2                  the U.S., including those in emerging markets.

Goldman Sachs VIT Mid      The Goldman Sachs VIT Mid Cap Value Fund seeks long-term          Goldman Sachs Asset Management, L.P.
Cap Value Fund             capital appreciation. The Fund invests, under normal
                           circumstances, at least 80% of its net assets plus any
                           borrowings for investment purposes (measured at time of
                           purchase) ("Net Assets") in a diversified portfolio of equity investments in mid-cap issuers with public stock market
                           capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market
                           capitalization of companies constituting the Russell Midcap(R)
                           Value Index at the time of investment. If the market
                           capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the
                           securities. The capitalization range of the Russell Midcap(R)
                           Value Index is currently between $276 million and $14.9
                           billion. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Net
                           Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign
                           currencies. The Fund may invest in the aggregate up to 20% of its Net Assets in companies with public stock market
                           capitalizations outside the range of companies constituting the
                           Russell Midcap(R) Value Index at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations.
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15 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS
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
INVESTING IN               INVESTMENT OBJECTIVES AND POLICIES                                INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT          The Fund seeks long-term growth of capital. The Fund seeks this   Goldman Sachs Asset Management, L.P.
Structured Small Cap       objective through a broadly diversifies portfolio of equity
Equity Fund                investments in U.S. issuers. The Fund invests, under normal circumstances, at least 80% of its net assets plus any
(previously Goldman        borrowings for investment purposes (measured at time of
Sachs VIT CORE Small       purchase) ("Net Assets") in a broadly diversified portfolio of
Cap Equity Fund)           equity investments in small-cap U.S. issuers, including foreign issuers that are traded in the United States. However, it is
CORE is a registered       currently anticipated that, under normal circumstances the Fund
service mark of            will invest at least 95% of its Net Assets in such equity
Goldman, Sachs & Co.       investments. These issuers will have public stock market
                           capitalizations (based upon shares available for trading on an unrestricted basis) similar to that of the range of the market capitalization of companies constituting the Russell 2000(R)
                           Index at the time of investment. The Fund is not required to limit its investments to securities in the Russell 2000(R)
                           Index. In addition, if the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell 2000(R) Index is currently between $68 million and $2.4 billion.

Goldman Sachs VIT          The Fund seeks long-term growth of capital and dividend income.   Goldman Sachs Asset Management, L.P.
Structured U.S. Equity     The Fund seeks this objective through a broadly diversified
Fund                       portfolio of large-cap and blue chip equity investments
                           representing all major sectors of the U.S. economy. The Fund
(previously Goldman        invests, under normal circumstances, at least 90% of its total
Sachs VIT CORE U.S.        assets (not including securities lending collateral and any
Equity Fund)               investment of that collateral) measured at time of purchase
                           ("Total Assets") in a diversified portfolio of equity
CORE is a registered       investments in U.S. issuers, including foreign companies that
service mark of            are traded in the United States. However, it is currently
Goldman, Sachs & Co.       anticipated that, under normal circumstances, the Fund will invest at least 95% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in such equity investments. The Fund's investments are selected using both a variety of quantitative techniques and fundamental
                           research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500 Index. The Fund seeks a broad representation in most major sectors of the U.S. economy and a portfolio consisting of companies with average long-term earnings growth expectations and dividend yields. The Fund is not required to limit its investments to securities in the S&P
                           500 Index. The Fund's investments in fixed-income securities are limited to securities that are considered cash equivalents.

Janus Aspen Series         Long-term growth of capital. Invests, under normal                Janus Capital
Global Technology          circumstances, at least 80% of its net assets in securities of
Portfolio: Service         companies that the portfolio manager believes will benefit
Shares                     significantly from advances or improvements in technology. It implements this policy by investing primarily in equity
                           securities of U.S. and foreign companies selected for their growth potential.
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16 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS
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
INVESTING IN               INVESTMENT OBJECTIVES AND POLICIES                                INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series         Long-term growth of capital. Invests, under normal                Janus Capital
International Growth       circumstances, at least 80% of its net assets in securities of
Portfolio: Service         issuers from at least five different countries, excluding the
Shares                     United States. Although the Portfolio intends to invest
                           substantially all of its assets in issuers located outside the
                           United States, it may at times invest in U.S. issuers and under unusual circumstances, it may invest all of its assets in fewer than five countries or even a single country.

Janus Aspen Series Mid     Seeks long-term growth of capital. Invests, under normal          Janus Capital
Cap Growth Portfolio:      circumstances, at least 80% of its net assets in equity
Service Shares             securities of mid-sized companies whose market capitalization falls, at the time of initial purchase, in the 12-month average of the capitalization ranges of the Russell Midcap Growth
                           Index.

Lazard Retirement          Long-term capital appreciation. Invests primarily in equity       Lazard Asset Management, LLC
International Equity       securities, principally common stocks, of relatively large
Portfolio                  non-U.S. companies with market capitalizations in the range of the Morgan Stanley Capital International (MSCI) Europe,
                           Australia and Far East (EAFE(R)) Index that the Investment
                           Manager believes are undervalued based on their earnings, cash flow or asset values.

MFS(R) Investors Growth    Long-term growth of capital and future income. Invests at least   MFS Investment Management(R)
Stock Series - Service     80% of its net assets in common stocks and related securities
Class                      of companies which MFS(R) believes offer better than average prospects for long-term growth.

MFS(R) New Discovery       Capital appreciation. Invests at least 65% of its net assets in   MFS Investment Management(R)
Series - Service Class     equity securities of emerging growth companies.

MFS(R) Utilities Series    Capital growth and current income. Invests primarily in equity    MFS Investment Management(R)
- Service Class            and debt securities of domestic and foreign companies in the utilities industry.

Neuberger Berman           Long-term growth of capital. The Fund invests mainly in foreign   Neuberger Berman Management Inc.
Advisers Management        companies of any size, including companies in developed and
Trust International        emerging industrialized markets. The Fund defines a foreign
Portfolio (Class S)        company as one that is organized outside of the United States and conducts the majority of its business abroad. The Fund seeks to reduce risk by diversifying among many industries.
                           Although it has the flexibility to invest a significant portion of its assets in one country or region, it generally intends to remain well-diversified across countries and geographical
                           regions.

Oppenheimer Global         Long-term capital appreciation. Invests mainly in common stocks   OppenheimerFunds, Inc.
Securities Fund/VA,        of U.S. and foreign issuers that are "growth-type" companies,
Service Shares             cyclical industries and special situations that are considered to have appreciation possibilities.


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17 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS
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
INVESTING IN               INVESTMENT OBJECTIVES AND POLICIES                                INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street    Seeks capital appreciation. Invests mainly in common stocks of    OppenheimerFunds, Inc.
Small Cap Fund/VA,         small-capitalization U.S. companies that the fund's investment
Service Shares             manager believes have favorable business trends or prospects.

Oppenheimer Strategic      High level of current income principally derived from interest    OppenheimerFunds, Inc.
Bond Fund/VA, Service      on debt securities. Invests mainly in three market sectors:
Shares                     debt securities of foreign governments and companies, U.S.
                           government securities and lower-rated high yield securities of
                           U.S. and foreign companies.

PIMCO VIT All Asset        Seeks maximum real return consistent with preservation of real    Pacific Investment Management
Portfolio, Advisor         capital and prudent investment management period. The Portfolio   Company LLC
Share Class                seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in
                           Institutional Class shares of the PIMCO Funds, an affiliated open-end investment company, except the All Asset and All Asset
                           All Authority Funds ("Underlying Funds"). Though it is
                           anticipated that the Portfolio will not currently invest in the
                           European StockPLUS(R) TR Strategy, Far East (ex-Japan)
                           StocksPLUS(R) TR Strategy, Japanese StocksPLUS(R) TR Strategy,
                           StocksPLUS(R) Municipal-Backed and StocksPLUS(R) TR Short
                           Strategy Funds, the Portfolio may invest in these Funds in the future, without shareholder approval, at the discretion of the
                           Portfolio's asset allocation sub-adviser.

Putnam VT International    Seeks long-term capital appreciation. The fund pursues its goal   Putnam Investment Management, LLC
New Opportunities Fund     by investing mainly in common stocks of companies outside the
- Class IB Shares          United States with a focus on growth stocks.

Putnam VT Vista Fund -     Seeks capital appreciation. The fund pursues its goal by          Putnam Investment Management, LLC
Class IB Shares            investing mainly in common stocks of U.S. companies, with a focus on growth stocks.

RiverSource Variable       Maximum total investment return through a combination of          RiverSource Investments
Portfolio - Balanced       capital growth and current income. Invests primarily in a
Fund                       combination of common and preferred stocks, bonds and other debt securities. Under normal market conditions, at least 50%
                           of the Fund's total assets are invested in common stocks and no less than 25% of the Fund's total assets are invested in debt securities. The Fund may invest up to 25% of its total assets in foreign investments.

RiverSource Variable       Maximum current income consistent with liquidity and stability    RiverSource Investments
Portfolio - Cash           of principal. Invests primarily in money market instruments,
Management Fund            such as marketable debt obligations issued by corporations or the U.S. government or its agencies, bank certificates of
                           deposit, bankers' acceptances, letters of credit, and
                           commercial paper, including asset-backed commercial paper.


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18 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS
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
INVESTING IN               INVESTMENT OBJECTIVES AND POLICIES                                INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable       High total return through current income and capital              RiverSource Investments
Portfolio - Core Bond      appreciation. Under normal market conditions, the Fund invests
Fund                       at least 80% of its net assets in bonds and other debt
                           securities. Although the Fund is not an index fund, it invests primarily in securities like those included in the Lehman
                           Brothers Aggregate Bond Index ("the Index"), which are
                           investment grade and denominated in U.S. dollars. The Index includes securities issued by the U.S. government, corporate bonds, and mortgage- and asset-backed securities. The Fund will not invest in securities rated below investment grade, although it may hold securities that have been downgraded.

RiverSource Variable       High level of current income while attempting to conserve the     RiverSource Investments
Portfolio - Diversified    value of the investment and continuing a high level of income
Bond Fund                  for the longest period of time. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds and other debt securities. At least 50% of the Fund's net assets will be invested in securities like those included in the
                           Lehman Brothers Aggregate Bond Index (Index), which are
                           investment grade and denominated in U.S. dollars. The Index includes securities issued by the U.S. government, corporate bonds, and mortgage- and asset-backed securities. Although the
                           Fund emphasizes high- and medium-quality debt securities, it will assume some credit risk to achieve higher yield and/or capital appreciation by buying lower-quality (junk) bonds.

RiverSource Variable       High level of current income and, as a secondary goal, steady     RiverSource Investments
Portfolio - Diversified    growth of capital. Under normal market conditions, the Fund
Equity Income Fund         invests at least 80% of its net assets in dividend-paying
                           common and preferred stocks.

RiverSource Variable       Long-term capital growth. The Fund's assets are primarily         RiverSource Investments, adviser;
Portfolio - Emerging       invested in equity securities of emerging market companies.       Threadneedle International Limited,
Markets Fund               Under normal market conditions, at least 80% of the Fund's net    an indirect wholly-owned subsidiary
                           assets will be invested in securities of companies that are       of Ameriprise Financial, subadviser.
                           located in emerging market countries, or that earn 50% or more of their total revenues from goods and services produced in emerging market countries or from sales made in emerging market countries.

RiverSource Variable       Long-term capital growth. The Fund's assets are primarily         RiverSource Investments
Portfolio - Fundamental    invested in equity securities of U.S. companies. Under normal
Value Fund                 market conditions, the Fund's net assets will be invested
                           primarily in companies with market capitalizations of at least
                           $5 billion.

RiverSource Variable       High total return through income and growth of capital.           RiverSource Investments
Portfolio - Global Bond    Non-diversified mutual fund that invests primarily in debt
Fund                       obligations of U.S. and foreign issuers (which may include issuers located in emerging markets). Under normal market
                           conditions, the Fund invests at least 80% of its net assets in investment - grade corporate or government debt obligations including money market instruments of issuers located in at least three different countries.


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19 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS
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
INVESTING IN               INVESTMENT OBJECTIVES AND POLICIES                                INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable       Total return that exceeds the rate of inflation over the          RiverSource Investments
Portfolio - Global         long-term. Non-diversified mutual fund that, under normal
Inflation Protected        market conditions, invests at least 80% of its net assets in
Securities Fund            inflation-protected debt securities. These securities include inflation-indexed bonds of varying maturities issued by U.S.
                           and foreign governments, their agencies or instrumentalities, and corporations.

RiverSource Variable       Long-term capital growth. Invests primarily in common stocks      RiverSource Investments
Portfolio - Growth Fund    and securities convertible into common stocks that appear to offer growth opportunities. These growth opportunities could result from new management, market developments, or
                           technological superiority. The Fund may invest up to 25% of its total assets in foreign investments.

RiverSource Variable       High current income, with capital growth as a secondary           RiverSource Investments
Portfolio - High Yield     objective. Under normal market conditions, the Fund invests at
Bond Fund                  least 80% of its net assets in high-yielding, high-risk
                           corporate bonds (junk bonds) issued by U.S. and foreign
                           companies and governments.

RiverSource Variable       High total return through current income and capital              RiverSource Investments
Portfolio - Income         appreciation. Under normal market conditions, invests primarily
Opportunities Fund         in income-producing debt securities with an emphasis on the higher rated segment of the high-yield (junk bond) market. The
                           Fund will purchase only securities rated B or above, or unrated securities believed to be of the same quality. If a security falls below a B rating, the Fund may continue to hold the
                           security.

RiverSource Variable       Capital appreciation. Invests primarily in equity securities of   RiverSource Investments, adviser;
Portfolio -                foreign issuers that offer strong growth potential. The Fund      Threadneedle International Limited,
International              may invest in developed and in emerging markets.                  an indirect wholly-owned subsidiary
Opportunity Fund                                                                             of Ameriprise Financial, subadviser.

RiverSource Variable       Capital appreciation. Under normal market conditions, the Fund    RiverSource Investments
Portfolio - Large Cap      invests at least 80% of its net assets in equity securities of
Equity Fund                companies with market capitalization greater than $5 billion at the time of purchase.

RiverSource Variable       Long-term growth of capital. Under normal market conditions,      RiverSource Investments
Portfolio - Large Cap      the Fund invests at least 80% of its net assets in equity
Value Fund                 securities of companies with a market capitalization greater than $5 billion. The Fund may also invest in income-producing equity securities and preferred stocks.

RiverSource Variable       Growth of capital. Under normal market conditions, the Fund       RiverSource Investments
Portfolio - Mid Cap        invests at least 80% of its net assets in equity securities of
Growth Fund                mid capitalization companies. The investment manager defines mid-cap companies as those whose market capitalization (number of shares outstanding multiplied by the share price) falls within the range of the Russell Midcap(R) Growth Index.

RiverSource Variable       Under normal circumstances, the Fund invests at least 80% of      RiverSource Investments
Portfolio - Mid Cap        its net assets (including the amount of any borrowings for
Value Fund                 investment purposes) in equity securities of medium-sized
                           companies. Medium-sized companies are those whose market
                           capitalizations at the time of purchase fall within the range of the Russell Midcap(R) Value Index.


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20 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS
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
INVESTING IN               INVESTMENT OBJECTIVES AND POLICIES                                INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable       Long-term capital appreciation. The Fund seeks to provide         RiverSource Investments
Portfolio - S&P 500        investment results that correspond to the total return (the
Index Fund                 combination of appreciation and income) of large-capitalization stocks of U.S. companies. The Fund invests in common stocks included in the Standard & Poor's 500 Composite Stock Price
                           Index (S&P 500). The S&P 500 is made up primarily of
                           large-capitalization companies that represent a broad spectrum of the U.S. economy.

RiverSource Variable       Long-term growth of capital. Invests primarily in common          RiverSource Investments, adviser;
Portfolio - Select         stocks, preferred stocks and securities convertible into common   GAMCO Investors, Inc., subadvisor
Value Fund                 stocks that are listed on a nationally recognized securities exchange or traded on the NASDAQ National Market System of the
                           National Association of Securities Dealers. The Fund invests in mid-cap companies as well as companies with larger and smaller market capitalizations.

RiverSource Variable       A high level of current income and safety of principal            RiverSource Investments
Portfolio - Short          consistent with an investment in U.S. government and government
Duration U.S.              agency securities. Under normal market conditions, at least 80%
Government Fund            of the Fund's net assets are invested in securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities.

RiverSource Variable       Long-term capital growth. Under normal market conditions, at      RiverSource Investments, adviser;
Portfolio - Small Cap      least 80% of the Fund's net assets are invested in equity         Kenwood Capital Management LLC,
Advantage Fund             securities of companies with market capitalization of up to $2    subadviser
                           billion or that fall within the range of the Russell 2000(R)
                           Index at the time of investment.

RiverSource Variable       Long-term capital appreciation. Invests primarily in equity       RiverSource Investments, adviser;
Portfolio - Small Cap      securities. Under normal market conditions, at least 80% of the   River Road Asset Management, LLC,
Value Fund                 Fund's net assets will be invested in small cap companies with    Donald Smith & Co., Inc., Franklin
                           market capitalization, at the time of investment, of up to $2.5   Portfolio Associates LLC and Barrow,
                           billion or that fall within the range of the Russell 2000(R)      Hanley, Mewhinney & Strauss, Inc.,
                           Value Index.                                                      subadvisers.

Royce Micro-Cap Portfolio  Long-term growth of capital. Invests primarily in a broadly       Royce & Associates, LLC
                           diversified portfolio of equity securities issued by micro-cap companies (companies with stock market capitalizations below
                           $500 million).

Third Avenue Value         Long-term capital appreciation. Invests primarily in common       Third Avenue Management LLC
Portfolio                  stocks of well-financed companies, meaning companies without significant liabilities in comparison to their liquid resources at a discount to what the Adviser believes is their intrinsic value.

Van Kampen Life            Capital growth and income through investments in equity           Van Kampen Asset Management
Investment Trust           securities, including common stocks, preferred stocks and
Comstock Portfolio,        securities convertible into common and preferred stocks.
Class II Shares

Van Kampen UIF Global      Current income and capital appreciation. Invests primarily in     Morgan Stanley Investment Management
Real Estate Portfolio,     equity securities of companies in the real estate industry        Inc., doing business as Van Kampen,
Class II Shares            located throughout the world, including real estate operating     adviser; Morgan Stanley Investment
                           companies, real estate investment trusts and foreign real         Management and Morgan Stanley
                           estate companies.                                                 Investment Management Company,
                                                                                             sub-adviser.


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21 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS
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
INVESTING IN               INVESTMENT OBJECTIVES AND POLICIES                                INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------------------------------
Van Kampen UIF Mid Cap     Long-term capital growth. Invests primarily in growth-oriented    Morgan Stanley Investment Management
Growth Portfolio, Class    equity securities of U.S. mid cap companies and foreign           Inc., doing business as Van Kampen
II Shares                  companies, including emerging market securities.

Wanger International       Long-term growth of capital. Invests primarily in stocks of       Columbia Wanger Asset Management,
Small Cap                  companies based outside the U.S. with market capitalizations of   L.P.
                           less than $5 billion at a time of initial purchase.

Wanger U.S. Smaller        Long-term growth of capital. Invests primarily in stocks of       Columbia Wanger Asset Management,
Companies                  small- and medium-size U.S. companies with market                 L.P.
                           capitalizations of less than $5 billion at time of initial purchase.

Wells Fargo Advantage      Long-term total return consistent with reasonable risk. The       Wells Fargo Funds Management, LLC,
VT Asset Allocation        Fund invests in equity and fixed income securities with an        adviser; Wells Capital Management
Fund                       emphasis on equity securities. The Fund does not select           Incorporated, subadviser.
                           individual securities for investment, rather, it buys
                           substantially all of the securities of various indexes to
                           replicate such indexes. The Fund invests the equity portion of its assets in common stocks to replicate the S&P 500 Index, and invests the fixed income portion of its assets in U.S. Treasury
                           Bonds to replicate the Lehman Brothers 20+ Treasury Index. The
                           Fund seeks to maintain a 95% or better performance correlation with the respective indexes, before fees and expenses,
                           regardless of market conditions. The Fund's "neutral" target allocation is 60% equity securities and 40% fixed income
                           securities.

Wells Fargo Advantage      Long-term capital appreciation. The Fund seeks long-term          Wells Fargo Funds Management, LLC,
VT International Core      capital appreciation by investing principally in non-U.S.         adviser; New Star Institutional
Fund                       securities, with focus on companies with strong growth            Managers Limited, subadviser.
                           potential that offer relative values. These companies typically have distinct competitive advantages, high or improving returns on invested capital and a potential for positive earnings
                           surprises. The Fund may invest in emerging markets.

Wells Fargo Advantage      Long-term capital appreciation. Focus is on companies believed    Wells Fargo Funds Management, LLC,
VT Small Cap Growth        to have above-average growth potential or that may be involved    adviser; Wells Capital Management
Fund                       in new or innovative products, services and processes. Invests    Incorporated, subadviser.
                           principally in securities of companies with market
                           capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, which is considered a small capitalization index that is expected to change frequently.


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22 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

THE FIXED ACCOUNT

You also may allocate purchase payments and transfer contract value to the fixed account. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the fixed account increases as we credit interest to the account. Purchase payments and transfers to the fixed account become part of our general account. We credit and compound interest daily based on a 365-day year so as to produce the annual effective rate which we declare. We do not credit interest on leap days (Feb. 29). The interest rate for your fixed account is guaranteed for 12 months from the contract issue date. Thereafter, we will change rates from time to time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing IDS Life annuities, product design, competition, and the IDS Life's revenues and expenses.

Interests in the fixed account are not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account. Disclosures regarding the fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. (See "Making the Most of Your Contract - Transfer Policies" for restrictions on transfers involving the fixed account.)

BUYING YOUR CONTRACT

New contracts are not currently being offered.

As the owner, you have all rights and may receive all benefits under the contract. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can become an owner or an annuitant if you are 90 or younger.

The contract provides for allocation of purchase payments to the subaccounts of the variable account and/or to the fixed account in even 1% increments. We reserve the right to not accept purchase payments allocated to the fixed account for twelve months following: (1) a partial surrender from the fixed account; or
(2) a lump sum from the fixed account to the subaccounts,

We applied your initial purchase payment within two business days after we received it at our home office. However, we will credit additional purchase payments you make to your accounts on the valuation date we receive them.

If we receive an additional purchase payment at our home office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our home office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

THE SETTLEMENT DATE

Annuity payouts are scheduled to begin on the settlement date. When we processed your application, we established the settlement date as the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and the date specified below for qualified annuities or you selected a date within the maximum limits. Your selected date can align with your actual retirement from a job, or it can be a different date, depending on your needs and goals and on certain restrictions. You also can change the settlement date, provided you send us written instructions at least 30 days before annuity payouts begin.

FOR NONQUALIFIED ANNUITIES AND ROTH IRAs, the settlement date must be:

-  no earlier than the 60th day after the contract's effective date; and

- no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75. (In Pennsylvania, the maximum settlement date ranges from age 85 to 96 based on the annuitant's age when we issue the contract. See contract for details.)

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAs, to comply with IRS regulations, the settlement date generally must be:

- for IRAs, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2, or, if later, retires (except that 5% business owners may not select a settlement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).

If you satisfy your RMDs in the form of partial surrenders from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us. (In Pennsylvania, the annuity payout ranges from age 85 to 96 based on the annuitant's age when the contract is issued. See contract for details.)

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs and TSAs, and in that case, may delay the annuity payouts start date for this contract.

--------------------------------------------------------------------------------
23 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

BENEFICIARY

If death benefits become payable before the settlement date while the contract is in force and before annuity payouts begin, we will pay your named beneficiary all or part of the contract value. If there is no named beneficiary, then the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)

PURCHASE PAYMENTS

MINIMUM ALLOWABLE PURCHASE PAYMENTS(1)

     If paying by installments under a scheduled payment plan:

          $23.08 biweekly, or

          $50 per month

     If paying by any other method:

          $50

(1) Installments must total at least $600 in the first year. If you do not make any purchase payments for 24 months, and your previous payments total $600 or less, we have the right to give you 30 days' written notice and pay you the total value of your contract in a lump sum. This right does not apply to contracts in New Jersey.

MAXIMUM ALLOWABLE ANNUAL PURCHASE PAYMENTS(2)

  FOR EMPLOYEES/ADVISORS:

          $100,000 for ages through 85

          $50,000 for ages 86 to 90

  FOR OTHER INDIVIDUALS:

          $100,000

(2) These limits apply in total to all IDS Life annuities you own. We reserve the right to increase maximum limits. For qualified annuities the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.

We reserve the right to not accept purchase payments allocated to the fixed account for twelve months following either:

1. a partial surrender from the fixed account; or

2. a lump sum transfer from the fixed account to a subaccount.

HOW TO MAKE PURCHASE PAYMENTS

1 BY LETTER

Send your check along with your name and contract number to:

IDS LIFE INSURANCE COMPANY

70200 AMERIPRISE FINANCIAL CENTER

MINNEAPOLIS, MN 55474

2 BY SCHEDULED PAYMENT PLAN

FOR EMPLOYEES/ADVISORS ONLY

We can help you set up:

- an automatic payroll deduction, salary reduction or other group billing arrangement; or

-  a bank authorization.

--------------------------------------------------------------------------------
24 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

CHARGES

CONTRACT ADMINISTRATIVE CHARGE

We charge this fee for establishing and maintaining your records. We deduct $30 from the contract value on your contract anniversary at the end of each contract year. We prorate this charge among the subaccounts and the fixed account in the same proportion your interest in each account bears to your total contract value.

We will waive this charge when your contract value, or total purchase payments less any payments surrendered, is $50,000 or more on the current contract anniversary.

If you surrender your contract, we will deduct the charge at the time of surrender regardless of the contract value or purchase payments made. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

MORTALITY AND EXPENSE RISK FEE

We charge this fee daily to the subaccounts. The unit values of your subaccounts reflect this fee and it totals 0.55% of the average daily net assets on an annual basis. This fee covers the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. This fee does not apply to the fixed account.

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because we cannot increase the contract administrative charge and this charge may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.


We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses.


MAV RIDER FEE

We charge a fee for the optional feature only if you select it(1). If selected, we deduct an annual fee of 0.15% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the subaccounts and fixed accounts in the same proportion your interest in each account bears to your total contract value.

If the contract terminates for any reason except death or at the settlement date, we will deduct this fee, adjusted for the number of calendar days coverage was in place. If you choose to drop this rider on an anniversary (subject to the restrictions given in "Optional Benefits"), we will deduct this fee on that anniversary. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

--------------------------------------------------------------------------------
25 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

EEB RIDER FEE

We charge a fee for the optional feature only if you select it(1). If selected, we deduct an annual fee of 0.30% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the subaccounts and fixed accounts in the same proportion your interest in each account bears to your total contract value.

If the contract terminates for any reason except death or at the settlement date, we will deduct this fee, adjusted for the number of calendar days coverage was in place. If you chose to drop this rider on an anniversary (subject to the restrictions given in "Optional Benefits"), we will deduct this fee on that anniversary. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

(1) You may select either the MAV or EEB riders. Or you may select the MAV and the EEB. Riders may not be available in all states. The MAV and EEB are only available if you and the annuitant are 75 or younger at the rider effective date.

SURRENDER CHARGE

There is no charge if you surrender all or part of your contract.

SURRENDER CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this payout plan, you can choose to take a surrender. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will vary between 3.50% and 5.00% depending on the applicable assumed investment rate. The surrender charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate. (See "Charges -- Surrender Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")


OTHER INFORMATION ON CHARGES: Ameriprise Financial, Inc. makes certain custodial services available to some profit sharing, money purchase and target benefit plans funded by our annuities. Fees for these services start at $30 per calendar year per participant. Ameriprise Financial, Inc. will charge a termination fee for owners under age 59 1/2 (waived in case of death or disability).


POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and surrender charges. However, we expect this to occur infrequently.


FUND FEES AND EXPENSES

There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")


PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon the state of residence or the state in which the contract was sold. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you surrender your contract.

--------------------------------------------------------------------------------
26 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

VALUING YOUR INVESTMENT

We value your accounts as follows:

FIXED ACCOUNT

We value the amounts you allocated to the fixed account directly in dollars. The fixed account value equals:

- the sum of your purchase payments and transfer amounts allocated to the fixed account;

-  plus interest credited;

-  minus the sum of amounts surrendered and amounts transferred out;

-  minus any prorated portion of the contract administrative charge;

-  minus any prorated portion of the MAV rider fee (if selected); and

-  minus any prorated portion of the EEB rider fee (if selected).

SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial surrender, transfer amounts out of a subaccount, or we assess a contract administrative charge, or fee for any optional riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses. Here is how we calculate accumulation unit values:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: the current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

-  dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

-  additional purchase payments you allocate to the subaccounts;

-  transfers into or out of the subaccounts;

-  partial surrenders; and/or

a deduction of:

-  a prorated portion of the contract administrative charge;

-  a prorated portion of the MAV rider fee (if selected); and/or

-  a prorated portion of the EEB rider fee (if selected).

Accumulation unit values will fluctuate due to:

-  changes in fund net asset value;

-  fund dividends distributed to the subaccounts;

-  fund capital gains or losses;

-  fund operating expenses; and

-  mortality and expense risk fees.

--------------------------------------------------------------------------------
27 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the fixed account to one or more subaccounts. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                                                 NUMBER
By investing an equal number                                 AMOUNT         ACCUMULATION        OF UNITS
of dollars each month ...                      MONTH        INVESTED         UNIT VALUE         PURCHASED
                                                Jan          $100                $20               5.00

                                                Feb           100                 18               5.56

you automatically buy                           Mar           100                 17               5.88
more units when the
per unit market price is low     ------>        Apr           100                 15               6.67

                                                May           100                 16               6.25

                                                Jun           100                 18               5.56

                                                Jul           100                 17               5.88

and fewer units                                 Aug           100                 19               5.26
when the per unit
market price is high.            ------>        Sept          100                 21               4.76

                                                Oct           100                 20               5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your sales representative.

ASSET REBALANCING

You can ask us in writing to have the variable subaccount portion of your contract value allocated according to the percentages (in whole percentage amounts ) that you choose. We automatically will rebalance the variable subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing or by any other method acceptable to us, to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your sales representative.

--------------------------------------------------------------------------------
28 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

TRANSFERRING BETWEEN ACCOUNTS

You may transfer contract value from any one subaccount, or the fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the fixed account.

When your request to transfer will be processed depends on when we receive it:

- If we receive your transfer request at our home office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

- If we receive your transfer request at our home office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments.

We may suspend or modify transfer privileges at any time.


WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE OR LESS RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.


Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower, too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.


IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as dollar-cost averaging. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer requests, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.


If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

-  requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

-  not accepting telephone or electronic transfer requests;

-  requiring a minimum time period between each transfer;

-  not accepting transfer requests of an agent acting under power of attorney;

-  limiting the dollar amount that you may transfer at any one time; or

-  suspending the transfer privilege.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.


We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.


--------------------------------------------------------------------------------
29 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE, EXCHANGE AND REDEMPTION OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE BUT NOT BE LIMITED TO PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

- Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Further the risks of market timing may be greater for underlying funds that invest in securities, such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSES TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

For information on transfers after annuity payouts begin, see "Transfer policies" below.


TRANSFER POLICIES

- Before annuity payouts begin, you may transfer contract values between the subaccounts. You may also transfer contract values from the subaccounts to the fixed account. However, if you made a transfer from the fixed account to the subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next contract anniversary.

- You may transfer contract values from the fixed account to the subaccounts once a year during a 31-day transfer period starting on each contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums).

- If we receive your request within 30 days before the contract anniversary date, the transfer from the fixed account to the subaccounts will be effective on the anniversary.

- If we receive your request on or within 30 days after the contract anniversary date, the transfer from the fixed account to the subaccounts will be effective on the valuation date we receive it.

- We will not accept requests for transfers from the fixed account at any other time.

- Once annuity payouts begin, you may not make transfers to or from the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, you cannot invest in more than five subaccounts at any one time unless we agree otherwise.

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30 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

HOW TO REQUEST A TRANSFER OR SURRENDER

1 BY LETTER


Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or surrender to:


IDS LIFE INSURANCE COMPANY

70100 AMERIPRISE FINANCIAL CENTER

MINNEAPOLIS, MN 55474

MINIMUM AMOUNT

Transfers or surrenders:   $250 or entire account balance

MAXIMUM AMOUNT

Transfers or surrenders:   Contract value or entire account balance


* Failure to provide your Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.


2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL SURRENDERS

Your sales representative can help you set up automated transfers among your subaccounts or fixed account or partial surrenders from the accounts.

You can start or stop this service by written request or other method acceptable to us. You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the fixed account within 12 months.

- Automated surrenders may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial surrenders are in effect.

- Automated partial surrenders may result in IRS taxes and penalties on all or part of the amount surrendered.

- The balance in any account from which you make an automated transfer or automated partial surrender must be sufficient to satisfy your instructions. If not, we will suspend your entire automated arrangement until the balance is adequate.

- If we must suspend your automated transfer or automated partial surrender arrangement for six months, we reserve the right to discontinue the arrangement in its entirety.

MINIMUM AMOUNT

Transfers or surrenders:   $50

MAXIMUM AMOUNT

Transfers or surrenders:   None (except for automated transfers from the fixed
                           account)

3 BY PHONE

Call between 7 a.m. and 7 p.m. Central time:

(800) 862-7919

TTY service for the hearing impaired:

(800) 285-8846

MINIMUM AMOUNT

Transfers or surrenders:   $250 or entire account balance

MAXIMUM AMOUNT

Transfers:                 Contract value or entire account balance

Surrenders:                $100,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or surrender requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and tape recording calls. We will not allow a telephone surrender within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers or surrenders are automatically available. You may request that telephone transfers or surrenders NOT be authorized from your account by writing to us.

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31 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

SURRENDERS

You may surrender all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. We will process your surrender request on the valuation date we receive it. If we receive your surrender request at our home office before the close of business, we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request. If we receive your surrender request at our home office at or after the close of business, we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request. We may ask you to return the contract. You may have to pay contract administrative charges, or any applicable optional rider charges (see "Charges"), and IRS taxes and penalties (see "Taxes"). You cannot make surrenders after annuity payouts begin except under Plan E (see "The Annuity Payout Period -- Annuity Payout Plans").

Any partial surrenders you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected also will be reduced. In addition, surrenders you are required to take to satisfy the RMDs under the Code may reduce the value of certain death benefits and optional benefits (see "Taxes -- Qualified Annuities - Required Minimum Distributions").

SURRENDER POLICIES

If you have a balance in more than one account and you request a partial surrender, we will withdraw money from all your subaccounts and/or the fixed account in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise. The minimum contract value after partial surrender is $600.

RECEIVING PAYMENT

1 BY REGULAR OR EXPRESS MAIL

-  payable to you;

-  mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

2 BY WIRE

-  request that payment be wired to your bank;

-  bank account must be in the same ownership as your contract; and

-  pre-authorization required.

NOTE: We will charge you a fee if you request that payment be wired to your bank. For instructions, please contact your sales representative.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

   - the surrender amount includes a purchase payment check that has not cleared;

   -  the NYSE is closed, except for normal holiday and weekend closings;

   -  trading on the NYSE is restricted, according to SEC rules;

   - an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

   - the SEC permits us to delay payment for the protection of security holders.

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32 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

TSA -- SPECIAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

   -  you are at least age 59 1/2;

   -  you are disabled as defined in the Code;

   -  you severed employment with the employer who purchased the contract; or

   -  the distribution is because of your death.

- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

- If the contract has a loan provision, the right to receive a loan is described in detail in your contract.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our home office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

Please consider carefully whether or not you wish to change ownership of your nonqualified annuity if you have elected the MAV or EEB. The terms of the EEB and the MAV will change due to a change of ownership. If either the new owner or the annuitant is older than age 75, the EEB will terminate. Otherwise, the EEB will effectively "start over". We will treat the EEB as if it is issued on the day the change of ownership is made, using the attained age of the new owner as the "issue age" to determine the benefit levels. The account value on the date of the ownership change will be treated as a "purchase payment" in determining future values of "earnings at death" under the EEB. If either the new owner or the annuitant is older than age 75, the MAV will terminate. If the MAV on the date of ownership change is greater than the account value on the date of the ownership change, we will set the MAV equal to the account value. Otherwise, the MAV value will not change due to a change in ownership. Please see the descriptions of these riders in "Optional Benefits."

The rider charges described in "Charges" will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force) for any rider that continues after a change of ownership. We reserve the right to assess charges for the number of days the rider was in force for any rider that is terminated due to a change of ownership.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.

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33 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

BENEFITS IN CASE OF DEATH -- STANDARD DEATH BENEFIT

We will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary as follows:

If both you and the annuitant are age 80 or younger on the date of death, the beneficiary receives the greatest of:

-  contract value;

-  purchase payments minus adjusted partial surrenders; or

- the contract value as of the most recent sixth contract anniversary, preceding the date of death, plus any purchase payments since that anniversary, minus adjusted partial surrenders since that anniversary.

If either you or the annuitant are age 81 or older on the date of death, the beneficiary receives the greater of:

-  contract value; or

-  purchase payments minus adjusted partial surrenders.

ADJUSTED PARTIAL SURRENDERS

                                     PS X DB
                                     -------
                                       CV

     PS = the partial surrender including any applicable surrender charge.

     DB = is the death benefit on the date of (but prior to) the partial surrender.

     CV = the contract value on the date of (but prior to) the partial surrender.

EXAMPLE OF STANDARD DEATH BENEFIT CALCULATION WHEN YOU AND THE ANNUITANT ARE AGE 80 OR YOUNGER:


-  You purchase the contract with a payment of $20,000 on Jan. 1, 2001.

- On Jan 1, 2007 (the sixth contract anniversary) the contract value grows to $30,000.

- March 1, 2007 the contract value falls to $28,000 at which point you take a $1,500 partial surrender, leaving a contract value of $26,500.

     We calculate the death benefit on March 1, 2007 as follows:


       The contract value on the most recent sixth contract
       anniversary:                                                  $30,000.00
       plus purchase payments made since that anniversary:                +0.00
       minus adjusted partial surrenders taken since that anniversary calculated as:

       $1,500 x $30,000
       ----------------
            $28,000                                                   -1,607.14
                                                                     ----------
       for a death benefit of:                                       $28,392.86

IF YOU DIE BEFORE YOUR SETTLEMENT DATE

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the next accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES


If your spouse is sole beneficiary and you die before the settlement date, your spouse may keep the contract as owner. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force.

If you elected any optional contract features and riders your spouse and the next annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders.

If your beneficiary is not your spouse, we will pay the beneficiary in a lump sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

- payouts begin no later than one year after your death, or other date as permitted by the IRS; and


- the payout period does not extend beyond the beneficiary's life or life expectancy.

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34 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

QUALIFIED ANNUITIES

- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout plan, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.


   If you elected any optional contract features and riders your spouse and the next annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders.


- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout, or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a lump sum unless the beneficiary elects to receive payouts under any annuity payout plan available under this contract if:


   - the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and


   -  payouts begin no later than one year following the year of your death; and

   - the payout period does not extend beyond the beneficiary's life or life expectancy.

- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.


DEATH BENEFIT PAYMENT IN A LUMP SUM: We may pay all or part of the death benefit to your beneficiary in a lump sum under either a nonqualified or qualified annuity. We will pay the death benefit by check unless your beneficiary has chosen to have the death benefit directly deposited into a checking account.


OPTIONAL BENEFITS

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT (MAV)

The MAV is intended to provide additional death benefit protection in the event of fluctuating fund values. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The MAV does not provide any additional benefit before the first contract anniversary after the rider effective date. The MAV may be of less value if you or the annuitant is older since we stop resetting the maximum anniversary value at age 81. Although we stop resetting the maximum anniversary value at age 81, the MAV rider fee continues to apply until the rider terminates. In addition, the MAV does not provide any additional benefit with respect to fixed account values during the time you have amounts allocated to the fixed account. Be sure to discuss with your sales representative whether or not the MAV is appropriate for your situation.

If this rider is available in your state and both you and the annuitant are age 75 or younger at the rider effective date, you may choose to add the MAV to your contract. Generally, you must elect the MAV at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the MAV may be after we issue the contract. We will determine the rider effective date for the MAV added after we issue the contract according to terms determined by us and at our sole discretion.

On the first contract anniversary after the rider effective date, we set the maximum anniversary value equal to the highest of your (a) current contract value, or (b) total purchase payments minus adjusted partial surrenders. Every contract anniversary after that, through age 80, we compare the previous anniversary's maximum anniversary value plus subsequent purchase payments less subsequent adjusted partial surrenders to the current contract value and we reset the maximum anniversary value if the current contract value is higher. We stop resetting the maximum anniversary value at age 81. However, we continue to add subsequent purchase payments and subtract adjusted partial surrenders from the maximum anniversary value.

If you die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of:

-  contract value; or

-  purchase payments minus adjusted partial surrenders; or

- the maximum anniversary value as calculated on the most recent contract anniversary plus subsequent purchase payments made to the contract minus adjustments for partial surrenders since that contract anniversary.

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35 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

TERMINATING THE MAV

- You may terminate the MAV rider within 30 days of the first contract anniversary after the rider effective date.

- You may terminate the MAV rider within 30 days of any contract anniversary beginning with the seventh contract anniversary after the rider effective date.

- The MAV rider will terminate when you make a full surrender from the contract or when annuity payouts begin.

- The MAV rider will terminate in the case of spousal continuation or ownership change if the new owner is age 76 or older.

If you terminate the MAV, the standard death benefit applies.

EXAMPLE


-  You add the MAV on Jan. 1, 2001 when your contract value is $20,000.

- On Jan. 1, 2002 (the first contract anniversary after the rider effective date) the contract value grows to $24,000.

- On March 1, 2002 the contract value falls to $22,000, at which point you take a $1,500 partial surrender, leaving a contract value of $20,500.

We calculate the death benefit on March 1, 2002 as follows:


The maximum anniversary value immediately preceding the date of death plus any payments made since that anniversary minus adjusted partial surrenders:

       Greatest of your contract anniversary contract values:         $24,000
       plus purchase payments made since that anniversary:                 +0
       minus adjusted partial surrenders, calculated as:

       $1,500 x $24,000 =
       ----------------
            $22,000                                                    -1,636
                                                                      -------
       for a death benefit of:                                        $22,364


IN GENERAL, IF YOUR SPOUSE IS THE SOLE BENEFICIARY, your spouse may choose to keep the contract as the contract owner. The contract value will be equal to the death benefit that would otherwise have been paid under the MAV. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. If your spouse has reached age 76 at the time he or she elects to continue the contract, the MAV rider will terminate. If your spouse at the time he or she elects to continue the contract has not yet reached age 76, he or she may choose to continue the MAV rider. In this case, the rider charges described in "Charges" will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force). These charges will be based on the total contract value on the anniversary, including the additional amounts paid into the contract under the MAV rider. If, at the time he or she elects to continue the contract, your spouse has not yet reached age 76 and chooses not to continue the MAV rider, the contract value will be increased to the MAV death benefit amount if it is greater than the contract value on the death benefit valuation date.


ENHANCED EARNINGS DEATH BENEFIT (EEB)

The EEB is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The EEB provides reduced benefits if you or the annuitant is age 70 or older at the rider effective date and it does not provide any additional benefit before the first contract anniversary after the rider effective date. The EEB also may result in reduced benefits if you take RMDs (see "Taxes -- Qualified Annuities -- Required Minimum Distributions") from your qualified annuity or any partial surrenders during the life of your contract, both of which may reduce contract earnings. This is because the benefit paid by the EEB is determined by the amount of earnings at death. Be sure to discuss with your sales representative whether or not the EEB is appropriate for your situation.

If this EEB rider is available in your state and both you and the annuitant are age 75 or younger at the rider effective date, you may choose to add the EEB to your contract. Generally, you must elect the EEB at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the EEB may be after we issue the contract. We will determine the rider effective date for the EEB added after we issue the contract according to terms determined by us and at our sole discretion.

The EEB provides that if you or the annuitant dies after the first contract anniversary after the rider effective date, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

- the standard death benefit amount (see "Benefits in Case of Death - Standard Benefit") or the MAV death benefit amount, if applicable,

PLUS

- 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date; or

- 15% of your earnings at death if you or the annuitant were age 70 or older on the rider effective date.

Additional death benefits payable under the EEB are not included in the adjusted partial surrender calculation.

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36 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

EARNINGS AT DEATH FOR THE EEB: If the rider effective date for the EEB is the contract issue date, earnings at death is an amount equal to:

- the standard death benefit amount or the MAV death benefit amount, if applicable (the "death benefit amount")

-  MINUS purchase payments not previously surrendered.

The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously surrendered that are one or more years old.

If the rider effective date for the EEB is AFTER the contract issue date, earnings at death is an amount equal to the death benefit amount

-  MINUS the greater of:

   - the contract value as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that contract value since that rider effective date; or

   - an amount equal to the death benefit amount as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that death benefit amount since that rider effective date.

- PLUS any purchase payments made on or after the EEB rider effective date not previously surrendered.

The earnings at death may not be less than zero and may not be more than 250% multiplied by:

-  the greater of:

   - the contract value as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that contract value since that rider effective date; or

   - an amount equal to the death benefit amount as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that death benefit amount since the rider effective date

- PLUS any purchase payments made on or after the EEB rider effective date not previously surrendered that are one or more years old.

TERMINATING THE EEB

- You may terminate the EEB rider within 30 days of the first contract anniversary after the rider effective date.

- You may terminate the EEB rider within 30 days of any contract anniversary beginning with the seventh contract anniversary after the rider effective date.

- The EEB rider will terminate when you make a full surrender from the contract or when annuity payouts begin.

- The EEB rider will terminate in the case of spousal continuation or ownership change if the new owner is age 76 or older.

EXAMPLE OF THE EEB


- You purchased the contract on Jan. 1, 2001 with a purchase payment of $100,000 and both you and the annuitant are under age 70. You selected the MAV and the EEB.

- On July 1, 2001 the contract value grows to $105,000. The death benefit on July 1, 2001 equals the standard death benefit, which is the contract value, or $105,000. You have not reached the first contract anniversary after the rider effective date so the EEB does not provide any additional benefit at this time.

- On Jan. 1, 2002 the contract value grows to $110,000. The death benefit on Jan. 1, 2002 equals:


   MAV death benefit amount (contract value):                  $110,000
   plus the EEB which equals 40% of earnings at death (MAV death benefit amount minus payments not previously surrendered):

     0.40 x ($110,000 - $100,000) =                              +4,000
                                                               --------
   Total death benefit of:                                     $114,000


- On Jan. 1, 2003 the contract value falls to $105,000. The death benefit on Jan. 1, 2003 equals:


   MAV death benefit amount (maximum anniversary value):       $110,000
   plus the EEB (40% of earnings at death):

     0.40 x ($110,000 - $100,000) =                              +4,000
                                                               --------
   Total death benefit of:                                     $114,000

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37 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

- On Feb. 1, 2003 the contract value remains at $105, 000 and you request a partial surrender of $50,000. We calculate purchase payments not previously surrendered as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial surrender is contract earnings). The death benefit on Feb. 1, 2003 equals:


   MAV death benefit amount (maximum anniversary value adjusted for partial surrenders):

     $110,000 - ($50,000 x $110,000) =                         $57,619
                -------------------
                     $105,000
   plus the EEB (40% of earnings at death):
     0.40 x ($57,619 - $55,000) =                               +1,048
                                                               -------
   Total death benefit of:                                     $58,667


- On Jan. 1, 2004 the contract value falls by $40,000. The death benefit on Jan. 1, 2004 equals the death benefit paid on Feb. 1, 2003. The reduction in contract value has no effect.

- On Jan. 1, 2010 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously surrendered that are one or more years old. The death benefit on Jan. 1, 2010 equals:


   MAV death benefit amount (contract value):                  $200,000
   plus the EEB (40% of earnings at death)
     0.40 x 2.50 x ($55,000) =                                  +55,000
                                                               --------
   Total death benefit of:                                     $255,000


- On July 1, 2010 you make an additional purchase payment of $50,000 and your contract value grows to $250,000. The new purchase payment is less than one year old and so it has no effect on the EEB. The death benefit on July 1, 2010 equals:


   MAV death benefit amount (contract value):                  $250,000
   plus the EEB (40% of earnings at death)
     0.40 x 2.50 x ($55,000) =                                  +55,000
                                                               --------
   Total death benefit of:                                     $305,000


- On July 1, 2011 the contract value remains $250,000 and the "new" purchase payment is one year old. The value of the EEB changes. The death benefit on July 1, 2011 equals:


   MAV death benefit amount (contract value):                  $250,000
   plus the EEB which equals 40% of earnings
     at death (the standard death benefit amount minus
     payments not previously surrendered):
     0.40 x ($250,000 - $105,000) =                             +58,000
                                                               --------
   Total death benefit of:                                     $308,000

IN GENERAL, IF YOUR SPOUSE IS THE SOLE BENEFICIARY, and your spouse chooses to continue the contract as the contract owner, we will pay an amount into the contract so that the contract value equals the total death benefit payable under the EEB. If the spouse is age 76 or older at the time he or she elects to continue the contract, then the EEB rider will terminate. If your spouse is less than age 76 at the time he or she elects to continue the contract then he or she may choose to continue the EEB. In this case, the following conditions will apply:

- the EEB rider will continue, but we will treat the new contract value on the date the ownership of the contract changes to your spouse (after the additional amount is paid into the contract) as if it is a purchase payment in calculating future values of "earnings at death."

- the percentages of "earnings at death" payable will be based on your spouse's age at the time he or she elects to continue the contract.

- the rider charges described in "Charges - EEB Rider Fee" will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force). These charges will be based on the total contract value on the anniversary, including the additional amounts paid into the contract under the EEB rider.

NOTE: For special tax considerations associated with the EEB, see "Taxes."

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38 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS
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THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the settlement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any surrender charges under the payout plans listed below except under Plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your settlement date (less any applicable premium tax). During the annuity payout period, you cannot invest in more than five subaccounts at any one time unless we agree otherwise.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

-  the annuity payout plan you select;

-  the annuitant's age and, in most cases, sex;

-  the annuity table in the contract; and

-  the amounts you allocated to the accounts at settlement.

In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract -- Transfer policies."

ANNUITY TABLES


The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first variable payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the settlement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using the 5% assumed interest rate Table A results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed payout. Amounts in Table B are based on the guaranteed annual effective interest rate shown in your contract. We declare current payout rates that we use in determining the actual amount of your fixed payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS


You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract value is used to purchase the payout plan:

- PLAN A -- LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

- PLAN B -- LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the settlement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C -- LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

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39 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS
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-  PLAN D -- JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

- PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. For qualified annuities, the discount rate we use in the calculation will vary between 4.72% and 6.22%, depending on the applicable assumed investment rate. For nonqualified annuities, the discount rate we use in the calculation will vary between 4.92% and 6.42%, depending on the applicable assumed investment rate. (See "Charges -- Surrender charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your surrender to the full discounted value. A 10% IRS penalty tax could apply if you take a surrender. (See "Taxes.")


ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the settlement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will generally meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:


- in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

- in equal or substantially equal payments over a period not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary; or

- over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's settlement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed. Contract values that you allocated to the fixed account will provide fixed dollar payouts and contract values that you allocated among the subaccounts will provide variable annuity payouts.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

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40 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS
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TAXES


Generally, under current law, your contract has a tax-deferral feature. This means any increase in the value of the fixed account and/or subaccounts in which you invest is taxable to you only when you receive a payout or surrender (see detailed discussion below). Any portion of the annuity payouts and any withdrawals you request that represent ordinary income normally are taxable. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. We will send you a tax information reporting form for any year in which we made a distribution according to our records.


NONQUALIFIED ANNUITIES

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.


ANNUITY PAYOUTS: Generally, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. Under Annuity Payout Plan A: Life annuity - no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "Annuity Payout Plans.") All amounts you receive after your investment in the contract is fully recovered will be subject to tax.

SURRENDERS: If you surrender part or all of your nonqualified annuity before your annuity payouts begin, your surrender payment will be taxed to the extent that the contract value immediately before the surrender exceeds the investment in the contract. If you surrender all of your nonqualified contract before your annuity payouts begin, your surrender payment will be taxed to the extent that the surrender value immediately before the surrender exceeds the investment in the contract. You also may have to pay a 10% IRS penalty for surrenders of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

WITHHOLDING: If you receive taxable income as a result of an annuity payout or a surrender, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you've provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion.


The withholding requirements differ if we deliver the payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.

DEATH BENEFITS TO BENEFICIARIES: The death benefit under a contract is not exempt from estate or income taxes. Any amount your beneficiary receives that represents deferred earnings within the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.


ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.


PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:


- because of your death, or in the event of nonnatural ownership, the death of annuitant;


-  because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);


-  if it is allocable to an investment before Aug. 14, 1982; or


-  if the annuity payouts begin before the first contract anniversary.

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41 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS
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TRANSFER OF OWNERSHIP: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be treated as a surrender for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.

COLLATERAL ASSIGNMENT: If you collaterally assign or pledge your contract, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.

QUALIFIED ANNUITIES

Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your rights to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

ANNUITY PAYOUTS: Under a qualified annuity except a Roth IRA, the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and met the five year holding period.

SURRENDERS: Under a qualified annuity except a Roth IRA, the entire surrender will generally be includable as ordinary income and is subject to tax unless:
(1) the contract is an IRA to which you made non-deductible contributions; or
(2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

SURRENDERS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and met the five year holding period.

REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans are subject to required withdrawals called required minimum distributions (RMDs) generally beginning at age 70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional riders. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.


WITHHOLDING FOR IRAs, ROTH IRAs, SEPs AND SIMPLE IRAs: If you receive taxable income as a result of an annuity payout or a surrender, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you've provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.


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42 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS
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WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. This mandatory withholding will not be imposed if:


- instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;


- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

-  the payout is an RMD as defined under the Code;


-  the payout is made on account of an eligible hardship; or

-  the payout is a corrective distribution.

Payments made to a surviving spouse instead of being directly rolled over to an IRA also may be subject to mandatory 20% income tax withholding.

State withholding also may be imposed on taxable distributions.

PENALTIES: If you receive amounts from your qualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

-  because of your death;

-  because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);


- if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) and 401(k) plans only); or


-  to pay certain medical or education expenses (IRAs only).


DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he or she receives the payments from the qualified annuity. If, under your 401(k) plan you or your employer made after-tax contributions to your contract, or if you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.


SPECIAL CONSIDERATIONS IF YOU SELECT ONE OF THE DEATH BENEFIT RIDERS (MAV OR
EEB): As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial surrenders from your contract. However, the IRS may determine that these charges should be treated as partial surrenders subject to taxation to the extent of any gain as well as the 10% IRS tax penalty for surrenders before the age of 59 1/2, if applicable.

We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report the benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

COLLATERAL ASSIGNMENT: You may not collaterally assign or pledge a qualified annuity.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

IDS LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.

TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

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43 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS
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VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

-  the reserve held in each subaccount for your contract; divided by

-  the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

-  laws or regulations change;

-  the existing funds become unavailable; or

-  in our judgment, the funds no longer are suitable for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

-  add new subaccounts;

-  combine any two or more subaccounts;

-  transfer assets to and from the subaccounts or the variable account; and

-  eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount.


If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).


In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.


ABOUT THE SERVICE PROVIDERS


ISSUER AND PRINCIPAL UNDERWRITER


IDS Life issues and is the principal underwriter for the contracts. IDS Life is a stock life insurance company organized in 1957 under the laws of the State of Minnesota and is located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. IDS Life is a wholly-owned subsidiary of Ameriprise Financial, Inc.

IDS Life conducts a conventional life insurance business. It acts as a direct writer of fixed and variable insurance policies and annuities and is licensed in 49 states, the District of Columbia and American Samoa. IDS Life has four wholly-owned subsidiaries, two which serve New York residents and two which serve residents in states other than New York. IDS Life and its subsidiaries offer fixed and variable insurance policies and annuities through individual sales representatives, through insurance agencies and broker-dealers who may also be associated with financial institutions such as banks.


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44 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS
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IDS Life's primary life insurance products include variable life insurance, universal life insurance, traditional whole life insurance and disability income insurance. IDS Life's primary annuity products include variable and fixed deferred and immediate annuities.

We are the sole distributor of the contract which we offer continuously. We pay time-of-sale commissions of up to 1.15% of purchase payments on the contract as well as service/trail commissions of up to 0.25% based on annual total contract value for as long as the contract remains in effect.


We may pay our sales representatives a temporary additional sales commission of up to 1% of purchase payments for a period of time we select. For example, we may offer to pay a temporary additional sales commission to encourage sales representatives to market a new or enhanced contract or to increase sales during the period.

The above commissions and service fees compensate our sales representative for selling and servicing the contract. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments. We also may pay additional commissions to help compensate field leadership and to pay for other distribution expenses and benefits noted below. Our sales representatives may be required to return sales commissions under certain circumstances including, but not limited to, if a contact owner returns the contract under the free look period.

From time to time and in accordance with applicable laws and regulations, sales representatives and field leaders are eligible for various benefits. These include cash benefits, such as bonuses and sales incentives, and non-cash benefits, such as conferences, seminars and trips (including travel, lodging and meals), entertainment, merchandise and other similar items. Sales of contracts may help sales representatives and/or their field leaders qualify for such benefits.

SOURCES OF PAYMENTS TO SALES REPRESENTATIVES

- We pay the commissions and other compensation described above from our assets.

-  Our assets may include:

   - revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the contract (see "Expense Summary");


   - compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- The funds");

   - compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The funds"); and


   - revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

- You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:

   - fees and expenses we collect from contract owners, including surrender charges; and

   - fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

POTENTIAL CONFLICT OF INTEREST

Our compensation arrangements with sales representatives can potentially give sales representatives a heightened financial incentive to sell you the contract offered in this prospectus over other alternative investments which may pay the sales representatives lower compensation. Ask your sales representative for further information about what he or she may receive in connection with your purchase of the contract.


LEGAL PROCEEDINGS

The SEC, the NASD and several state authorities have brought proceedings challenging several mutual fund and variable product financial practices, generally including suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements. IDS Life has received requests for information concerning some of these practices and is cooperating fully with these inquiries.

IDS Life and its affiliates are involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of their respective business activities. IDS Life believes it has meritorious defenses to each of these actions and intends to defend them vigorously. IDS Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

There are no pending legal proceedings affecting the Variable Account.


--------------------------------------------------------------------------------
45 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

APPENDIX: CONDENSED FINANCIAL INFORMATION
(UNAUDITED)

The following tables give per-unit information about the financial history of each subaccount. The date in which operations commenced in each price level is noted in parentheses.

We have not provided this information for subaccounts that were not available under your contract as of Dec. 31, 2005.

VARIABLE ACCOUNT CHARGES OF 0.55% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.



YEAR ENDED DEC. 31,                                                         2005    2004    2003    2002    2001    2000    1999
AIM V.I. CAPITAL APPRECIATION FUND, SERIES I SHARES (9/15/1999)
Accumulation unit value at beginning of period                             $ 0.91  $ 0.86  $ 0.67  $ 0.89  $ 1.17  $ 1.31  $ 1.00
Accumulation unit value at end of period                                   $ 0.99  $ 0.91  $ 0.86  $ 0.67  $ 0.89  $ 1.17  $ 1.31
Number of accumulation units outstanding at end of period (000 omitted)       910     866     867   1,024   1,358   1,343     185
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES I SHARES (9/15/1999)
Accumulation unit value at beginning of period                             $ 1.52  $ 1.32  $ 0.98  $ 1.26  $ 1.38  $ 1.27  $ 1.00
Accumulation unit value at end of period                                   $ 1.66  $ 1.52  $ 1.32  $ 0.98  $ 1.26  $ 1.38  $ 1.27
Number of accumulation units outstanding at end of period (000 omitted)       283     298     274     302     394     318       4
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B)(8/13/2001)
Accumulation unit value at beginning of period                             $ 1.09  $ 0.98  $ 0.75  $ 0.97  $ 1.00       -       -
Accumulation unit value at end of period                                   $ 1.13  $ 1.09  $ 0.98  $ 0.75  $ 0.97       -       -
Number of accumulation units outstanding at end of period (000 omitted)     1,186     726     969     310     136       -       -
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (8/13/2001)
Accumulation unit value at beginning of period                             $ 1.64  $ 1.32  $ 0.92  $ 0.98  $ 1.00       -       -
Accumulation unit value at end of period                                   $ 1.90  $ 1.64  $ 1.32  $ 0.92  $ 0.98       -       -
Number of accumulation units outstanding at end of period (000 omitted)     2,607     984     472     606     210       -       -
AMERICAN CENTURY VP INTERNATIONAL, CLASS I (9/15/1999)
Accumulation unit value at beginning of period                             $ 0.94  $ 0.82  $ 0.66  $ 0.84  $ 1.19  $ 1.44  $ 1.00
Accumulation unit value at end of period                                   $ 1.06  $ 0.94  $ 0.82  $ 0.66  $ 0.84  $ 1.19  $ 1.44
Number of accumulation units outstanding at end of period (000 omitted)       594     675     517     634     781     532       9
AMERICAN CENTURY VP VALUE, CLASS I (9/15/1999)
Accumulation unit value at beginning of period                             $ 1.54  $ 1.35  $ 1.06  $ 1.21  $ 1.08  $ 0.92  $ 1.00
Accumulation unit value at end of period                                   $ 1.61  $ 1.54  $ 1.35  $ 1.06  $ 1.21  $ 1.08  $ 0.92
Number of accumulation units outstanding at end of period (000 omitted)     1,037   1,067     904     766     506     435      59
CALVERT VARIABLE SERIES, INC. SOCIAL BALANCED PORTFOLIO (5/1/2000)
Accumulation unit value at beginning of period                             $ 1.00  $ 0.93  $ 0.78  $ 0.89  $ 0.96  $ 1.00       -
Accumulation unit value at end of period                                   $ 1.05  $ 1.00  $ 0.93  $ 0.78  $ 0.89  $ 0.96       -
Number of accumulation units outstanding at end of period (000 omitted)         5      54       8       8       6       5       -
CREDIT SUISSE TRUST - MID-CAP GROWTH PORTFOLIO (9/21/1999)
Accumulation unit value at beginning of period                             $ 1.21  $ 1.08  $ 0.75  $ 1.07  $ 1.29  $ 1.32  $ 1.00
Accumulation unit value at end of period                                   $ 1.29  $ 1.21  $ 1.08  $ 0.75  $ 1.07  $ 1.29  $ 1.32
Number of accumulation units outstanding at end of period (000 omitted)       281     378     431     421     467     891      17
FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO SERVICE CLASS (9/15/1999)
Accumulation unit value at beginning of period                             $ 0.97  $ 0.92  $ 0.75  $ 0.91  $ 1.00  $ 1.05  $ 1.00
Accumulation unit value at end of period                                   $ 1.04  $ 0.97  $ 0.92  $ 0.75  $ 0.91  $ 1.00  $ 1.05
Number of accumulation units outstanding at end of period (000 omitted)     1,103   1,370   1,249   1,172   1,090     764     445
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS (9/15/1999)
Accumulation unit value at beginning of period                             $ 2.43  $ 1.96  $ 1.42  $ 1.59  $ 1.65  $ 1.24  $ 1.00
Accumulation unit value at end of period                                   $ 2.86  $ 2.43  $ 1.96  $ 1.42  $ 1.59  $ 1.65  $ 1.24
Number of accumulation units outstanding at end of period (000 omitted)       915   1,023     984     862     781     616     102
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS (9/15/1999)
Accumulation unit value at beginning of period                             $ 0.98  $ 0.87  $ 0.61  $ 0.77  $ 0.99  $ 1.23  $ 1.00
Accumulation unit value at end of period                                   $ 1.16  $ 0.98  $ 0.87  $ 0.61  $ 0.77  $ 0.99  $ 1.23
Number of accumulation units outstanding at end of period (000 omitted)       605     429     144      82     114     116      25
FTVIPT FRANKLIN REAL ESTATE FUND - CLASS 2 (9/15/1999)
Accumulation unit value at beginning of period                             $ 2.42  $ 1.85  $ 1.37  $ 1.35  $ 1.26  $ 0.96  $ 1.00
Accumulation unit value at end of period                                   $ 2.73  $ 2.42  $ 1.85  $ 1.37  $ 1.35  $ 1.26  $ 0.96
Number of accumulation units outstanding at end of period (000 omitted)       667     487     349     205     211     148       4





--------------------------------------------------------------------------------
46 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.55% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                         2005    2004    2003    2002    2001    2000    1999
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (9/15/1999)
Accumulation unit value at beginning of period                             $ 1.98  $ 1.61  $ 1.22  $ 1.35  $ 1.20  $ 0.96  $ 1.00
Accumulation unit value at end of period                                   $ 2.14  $ 1.98  $ 1.61  $ 1.22  $ 1.35  $ 1.20  $ 0.96
Number of accumulation units outstanding at end of period (000 omitted)       593     414     242     282     150       9       2
FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2 (3/1/2002)
Accumulation unit value at beginning of period                             $ 1.30  $ 1.11  $ 0.84  $ 1.00       -       -       -
Accumulation unit value at end of period                                   $ 1.43  $ 1.30  $ 1.11  $ 0.84       -       -       -
Number of accumulation units outstanding at end of period (000 omitted)       357     348     232     182       -       -       -
GOLDMAN SACHS VIT MID CAP VALUE FUND (9/15/1999)
Accumulation unit value at beginning of period                             $ 2.09  $ 1.67  $ 1.31  $ 1.38  $ 1.24  $ 0.95  $ 1.00
Accumulation unit value at end of period                                   $ 2.34  $ 2.09  $ 1.67  $ 1.31  $ 1.38  $ 1.24  $ 0.95
Number of accumulation units outstanding at end of period (000 omitted)     1,930     834     639     450     200      15       8
GOLDMAN SACHS VIT STRUCTURED SMALL CAP EQUITY FUND (9/15/1999)
(PREVIOUSLY GOLDMAN SACHS VIT CORE(SM) SMALL CAP EQUITY FUND)
Accumulation unit value at beginning of period                             $ 1.69  $ 1.46  $ 1.01  $ 1.19  $ 1.15  $ 1.13  $ 1.00
Accumulation unit value at end of period                                   $ 1.79  $ 1.69  $ 1.46  $ 1.01  $ 1.19  $ 1.15  $ 1.13
Number of accumulation units outstanding at end of period (000 omitted)       119     150     104      87      97     100      41
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND (9/15/1999)
(PREVIOUSLY GOLDMAN SACHS VIT CORE(SM) U.S. EQUITY FUND)
Accumulation unit value at beginning of period                             $ 0.99  $ 0.87  $ 0.67  $ 0.87  $ 0.99  $ 1.10  $ 1.00
Accumulation unit value at end of period                                   $ 1.05  $ 0.99  $ 0.87  $ 0.67  $ 0.87  $ 0.99  $ 1.10
Number of accumulation units outstanding at end of period (000 omitted)     3,019   1,522     735     694     943     577     170
JANUS ASPEN SERIES GLOBAL TECHNOLOGY PORTFOLIO: SERVICE SHARES (5/1/2000)
Accumulation unit value at beginning of period                             $ 0.37  $ 0.37  $ 0.25  $ 0.43  $ 0.68  $ 1.00       -
Accumulation unit value at end of period                                   $ 0.41  $ 0.37  $ 0.37  $ 0.25  $ 0.43  $ 0.68       -
Number of accumulation units outstanding at end of period (000 omitted)       200     333     426     343     202     310       -
JANUS ASPEN SERIES INTERNATIONAL GROWTH PORTFOLIO: SERVICE SHARES (5/1/2000)
Accumulation unit value at beginning of period                             $ 0.71  $ 0.60  $ 0.45  $ 0.61  $ 0.80  $ 1.00       -
Accumulation unit value at end of period                                   $ 0.93  $ 0.71  $ 0.60  $ 0.45  $ 0.61  $ 0.80       -
Number of accumulation units outstanding at end of period (000 omitted)       250     132     295     875     606     556       -
JANUS ASPEN SERIES MID CAP GROWTH PORTFOLIO: SERVICE SHARES (5/1/2000)
Accumulation unit value at beginning of period                             $ 0.49  $ 0.41  $ 0.30  $ 0.42  $ 0.70  $ 1.00       -
Accumulation unit value at end of period                                   $ 0.54  $ 0.49  $ 0.41  $ 0.30  $ 0.42  $ 0.70       -
Number of accumulation units outstanding at end of period (000 omitted)       125     144     215     246     280     343       -
LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO (9/15/1999)
Accumulation unit value at beginning of period                             $ 0.94  $ 0.83  $ 0.65  $ 0.73  $ 0.96  $ 1.07  $ 1.00
Accumulation unit value at end of period                                   $ 1.04  $ 0.94  $ 0.83  $ 0.65  $ 0.73  $ 0.96  $ 1.07
Number of accumulation units outstanding at end of period (000 omitted)     1,238   1,236   2,397     636     253      57       8
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (5/1/2000)
Accumulation unit value at beginning of period                             $ 0.64  $ 0.59  $ 0.49  $ 0.68  $ 0.91  $ 1.00       -
Accumulation unit value at end of period                                   $ 0.67  $ 0.64  $ 0.59  $ 0.49  $ 0.68  $ 0.91       -
Number of accumulation units outstanding at end of period (000 omitted)       640     522     874     785     913     533       -
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (5/1/2000)
Accumulation unit value at beginning of period                             $ 0.86  $ 0.81  $ 0.61  $ 0.90  $ 0.96  $ 1.00       -
Accumulation unit value at end of period                                   $ 0.90  $ 0.86  $ 0.81  $ 0.61  $ 0.90  $ 0.96       -
Number of accumulation units outstanding at end of period (000 omitted)       558     576     622     485     548     352       -
MFS(R) UTILITIES SERIES - SERVICE CLASS (8/13/2001)
Accumulation unit value at beginning of period                             $ 1.19  $ 0.92  $ 0.68  $ 0.89  $ 1.00       -       -
Accumulation unit value at end of period                                   $ 1.38  $ 1.19  $ 0.92  $ 0.68  $ 0.89       -       -
Number of accumulation units outstanding at end of period (000 omitted)       588     211     139     139     138       -       -
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit value at beginning of period                             $ 1.16  $ 1.00       -       -       -       -       -
Accumulation unit value at end of period                                   $ 1.31  $ 1.16       -       -       -       -       -
Number of accumulation units outstanding at end of period (000 omitted)       756     158       -       -       -       -       -
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit value at beginning of period                             $ 1.16  $ 1.00       -       -       -       -       -
Accumulation unit value at end of period                                   $ 1.26  $ 1.16       -       -       -       -       -
Number of accumulation units outstanding at end of period (000 omitted)       643     432       -       -       -       -       -


--------------------------------------------------------------------------------
47 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.55% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                         2005    2004    2003    2002    2001    2000    1999
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit value at beginning of period                             $ 1.07  $ 1.00       -       -       -       -       -
Accumulation unit value at end of period                                   $ 1.09  $ 1.07       -       -       -       -       -
Number of accumulation units outstanding at end of period (000 omitted)     3,173     403       -       -       -       -       -
PUTNAM VT INTERNATIONAL NEW OPPORTUNITIES FUND - CLASS IB SHARES(9/15/1999)
Accumulation unit value at beginning of period                             $ 0.84  $ 0.75  $ 0.56  $ 0.66  $ 0.92  $ 1.52  $ 1.00
Accumulation unit value at end of period                                   $ 0.99  $ 0.84  $ 0.75  $ 0.56  $ 0.66  $ 0.92  $ 1.52
Number of accumulation units outstanding at end of period (000 omitted)       507     592     707     914   1,347   1,802      87
PUTNAM VT VISTA FUND - CLASS IB SHARES (9/15/1999)
Accumulation unit value at beginning of period                             $ 0.92  $ 0.78  $ 0.59  $ 0.86  $ 1.29  $ 1.36  $ 1.00
Accumulation unit value at end of period                                   $ 1.03  $ 0.92  $ 0.78  $ 0.59  $ 0.86  $ 1.29  $ 1.36
Number of accumulation units outstanding at end of period (000 omitted)       374     375     431     525   1,092   1,330     183
RIVERSOURCE(SM) VARIABLE PORTFOLIO - BALANCED FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - MANAGED FUND)
Accumulation unit value at beginning of period                             $ 1.06  $ 0.97  $ 0.81  $ 0.94  $ 1.06  $ 1.09  $ 1.00
Accumulation unit value at end of period                                   $ 1.10  $ 1.06  $ 0.97  $ 0.81  $ 0.94  $ 1.06  $ 1.09
Number of accumulation units outstanding at end of period (000 omitted)       623     257     221     120     296     145      10
RIVERSOURCE(SM) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND)
Accumulation unit value at beginning of period                             $ 1.11  $ 1.11  $ 1.11  $ 1.10  $ 1.07  $ 1.01  $ 1.00
Accumulation unit value at end of period                                   $ 1.13  $ 1.11  $ 1.11  $ 1.11  $ 1.10  $ 1.07  $ 1.01
Number of accumulation units outstanding at end of period (000 omitted)     4,504   2,098     447   3,911   5,658   6,615   2,266

*THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR RIVERSOURCE(SM) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND AT DEC. 31, 2005 WERE 3.04%
AND 3.09%, RESPECTIVELY

RIVERSOURCE(SM) VARIABLE PORTFOLIO - CORE BOND FUND (2/4/2004)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - CORE BOND FUND)
Accumulation unit value at beginning of period                             $ 1.02  $ 1.00       -       -       -       -       -
Accumulation unit value at end of period                                   $ 1.04  $ 1.02       -       -       -       -       -
Number of accumulation units outstanding at end of period (000 omitted)       100      73       -       -       -       -       -
RIVERSOURCE(SM) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND)
Accumulation unit value at beginning of period                             $ 1.29  $ 1.24  $ 1.20  $ 1.14  $ 1.06  $ 1.02  $ 1.00
Accumulation unit value at end of period                                   $ 1.31  $ 1.29  $ 1.24  $ 1.20  $ 1.14  $ 1.06  $ 1.02
Number of accumulation units outstanding at end of period (000 omitted)     3,619   2,145   1,691     762     985     410      47
RIVERSOURCE(SM) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND)
Accumulation unit value at beginning of period                             $ 1.36  $ 1.16  $ 0.82  $ 1.02  $ 1.01  $ 1.02  $ 1.00
Accumulation unit value at end of period                                   $ 1.53  $ 1.36  $ 1.16  $ 0.82  $ 1.02  $ 1.01  $ 1.02
Number of accumulation units outstanding at end of period (000 omitted)     5,165   3,041   1,239   1,262     281     218      23
RIVERSOURCE(SM) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (5/1/2000)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - THREADNEEDLE EMERGING MARKETS FUND)
Accumulation unit value at beginning of period                             $ 1.19  $ 0.96  $ 0.69  $ 0.73  $ 0.75  $ 1.00       -
Accumulation unit value at end of period                                   $ 1.58  $ 1.19  $ 0.96  $ 0.69  $ 0.73  $ 0.75       -
Number of accumulation units outstanding at end of period (000 omitted)     1,491     475     115     277       3       1       -
RIVERSOURCE(SM) VARIABLE PORTFOLIO - GLOBAL BOND FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - GLOBAL BOND FUND)
Accumulation unit value at beginning of period                             $ 1.46  $ 1.33  $ 1.18  $ 1.04  $ 1.03  $ 1.00  $ 1.00
Accumulation unit value at end of period                                   $ 1.38  $ 1.46  $ 1.33  $ 1.18  $ 1.04  $ 1.03  $ 1.00
Number of accumulation units outstanding at end of period (000 omitted)     1,377     741     714     251     249       4       3
RIVERSOURCE(SM) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (9/13/2004)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - INFLATION PROTECTED SECURITIES FUND)
Accumulation unit value at beginning of period                             $ 1.03  $ 1.00       -       -       -       -       -
Accumulation unit value at end of period                                   $ 1.05  $ 1.03       -       -       -       -       -
Number of accumulation units outstanding at end of period (000 omitted)     1,455   5,004       -       -       -       -       -
RIVERSOURCE(SM) VARIABLE PORTFOLIO - GROWTH FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - GROWTH FUND)
Accumulation unit value at beginning of period                             $ 0.62  $ 0.57  $ 0.47  $ 0.64  $ 0.94  $ 1.17  $ 1.00
Accumulation unit value at end of period                                   $ 0.67  $ 0.62  $ 0.57  $ 0.47  $ 0.64  $ 0.94  $ 1.17
Number of accumulation units outstanding at end of period (000 omitted)     6,193   2,153   1,664   1,064   1,285   1,762     401


--------------------------------------------------------------------------------
48 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.55% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                         2005    2004    2003    2002    2001    2000    1999
RIVERSOURCE(SM) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND)
Accumulation unit value at beginning of period                             $ 1.22  $ 1.10  $ 0.89  $ 0.95  $ 0.91  $ 1.01  $ 1.00
Accumulation unit value at end of period                                   $ 1.26  $ 1.22  $ 1.10  $ 0.89  $ 0.95  $ 0.91  $ 1.01
Number of accumulation units outstanding at end of period (000 omitted)     2,397   2,886   4,230   1,480   1,549   1,186      48
RIVERSOURCE(SM) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (9/13/2004)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND)
Accumulation unit value at beginning of period                             $ 1.04  $ 1.00       -       -       -       -       -
Accumulation unit value at end of period                                   $ 1.07  $ 1.04       -       -       -       -       -
Number of accumulation units outstanding at end of period (000 omitted)       493       -       -       -       -       -       -
RIVERSOURCE(SM) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - THREADNEEDLE INTERNATIONAL FUND)
Accumulation unit value at beginning of period                             $ 0.82  $ 0.70  $ 0.55  $ 0.67  $ 0.95  $ 1.27  $ 1.00
Accumulation unit value at end of period                                   $ 0.92  $ 0.82  $ 0.70  $ 0.55  $ 0.67  $ 0.95  $ 1.27
Number of accumulation units outstanding at end of period (000 omitted)     1,252     848     143     488      65      81     133
RIVERSOURCE(SM) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND* (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND)
Accumulation unit value at beginning of period                             $ 0.80  $ 0.76  $ 0.59  $ 0.76  $ 0.94  $ 1.14  $ 1.00
Accumulation unit value at end of period                                   $ 0.85  $ 0.80  $ 0.76  $ 0.59  $ 0.76  $ 0.94  $ 1.14
Number of accumulation units outstanding at end of period (000 omitted)     3,121   1,484     172     202     291     266     872

*RIVERSOURCE(SM) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R) MERGED INTO RIVERSOURCE(SM) VARIABLE PORTFOLIO - LARGE CAP EQUITY
FUND ON MARCH 17, 2006

RIVERSOURCE(SM) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND (2/4/2004)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND)
Accumulation unit value at beginning of period                             $ 1.10  $ 1.00       -       -       -       -       -
Accumulation unit value at end of period                                   $ 1.14  $ 1.10       -       -       -       -       -
Number of accumulation units outstanding at end of period (000 omitted)        92      65       -       -       -       -       -
RIVERSOURCE(SM) VARIABLE PORTFOLIO - MID CAP GROWTH FUND* (5/1/2001)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - EQUITY SELECT FUND)
Accumulation unit value at beginning of period                             $ 1.15  $ 1.06  $ 0.87  $ 1.01  $ 1.00       -       -
Accumulation unit value at end of period                                   $ 1.26  $ 1.15  $ 1.06  $ 0.87  $ 1.01       -       -
Number of accumulation units outstanding at end of period (000 omitted)       655     523     578     328      38       -       -

*RIVERSOURCE(SM) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND MERGED INTO RIVERSOURCE(SM) VARIABLE PORTFOLIO - MID CAP GROWTH
FUND ON MARCH 17, 2006

RIVERSOURCE(SM) VARIABLE PORTFOLIO - MID CAP VALUE FUND (5/2/2005)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - MID CAP VALUE FUND)
Accumulation unit value at beginning of period                             $ 1.00       -       -       -       -       -       -
Accumulation unit value at end of period                                   $ 1.20       -       -       -       -       -       -
Number of accumulation units outstanding at end of period (000 omitted)       115       -       -       -       -       -       -
RIVERSOURCE(SM) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R)* (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R))
Accumulation unit value at beginning of period                             $ 0.88  $ 0.86  $ 0.69  $ 0.89  $ 1.08  $ 1.19  $ 1.00
Accumulation unit value at end of period                                   $ 0.89  $ 0.88  $ 0.86  $ 0.69  $ 0.89  $ 1.08  $ 1.19
Number of accumulation units outstanding at end of period (000 omitted)     1,645   3,017   3,155   3,029   3,252   3,919     426

*RIVERSOURCE(SM) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R) MERGED INTO RIVERSOURCE(SM) VARIABLE PORTFOLIO - LARGE CAP EQUITY
FUND ON MARCH 17, 2006

RIVERSOURCE(SM) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (5/1/2000)
PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND)
Accumulation unit value at beginning of period                             $ 0.85  $ 0.77  $ 0.61  $ 0.79  $ 0.90  $ 1.00       -
Accumulation unit value at end of period                                   $ 0.88  $ 0.85  $ 0.77  $ 0.61  $ 0.79  $ 0.90       -
Number of accumulation units outstanding at end of period (000 omitted)     2,054   1,958   1,381     973     770     285       -
RIVERSOURCE(SM) VARIABLE PORTFOLIO - SELECT VALUE FUND (2/4/2004)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - PARTNERS SELECT VALUE FUND)
Accumulation unit value at beginning of period                             $ 1.13  $ 1.00       -       -       -       -       -
Accumulation unit value at end of period                                   $ 1.13  $ 1.13       -       -       -       -       -
Number of accumulation units outstanding at end of period (000 omitted)       235     182       -       -       -       -       -
RIVERSOURCE(SM) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND)
Accumulation unit value at beginning of period                             $ 1.23  $ 1.22  $ 1.21  $ 1.15  $ 1.09  $ 1.01  $ 1.00
Accumulation unit value at end of period                                   $ 1.24  $ 1.23  $ 1.22  $ 1.21  $ 1.15  $ 1.09  $ 1.01
Number of accumulation units outstanding at end of period (000 omitted)       688     870   1,097   1,275     592       1      10


--------------------------------------------------------------------------------
49 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.55% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                         2005    2004    2003    2002    2001    2000    1999
RIVERSOURCE(SM) VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND)
Accumulation unit value at beginning of period                             $ 1.54  $ 1.31  $ 0.89  $ 1.08  $ 1.16  $ 1.12  $ 1.00
Accumulation unit value at end of period                                   $ 1.61  $ 1.54  $ 1.31  $ 0.89  $ 1.08  $ 1.16  $ 1.12
Number of accumulation units outstanding at end of period (000 omitted)       514     779     660     393     378     286      28
RIVERSOURCE(SM) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND* (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND)
Accumulation unit value at beginning of period                             $ 0.77  $ 0.71  $ 0.55  $ 0.81  $ 1.22  $ 1.52  $ 1.00
Accumulation unit value at end of period                                   $ 0.83  $ 0.77  $ 0.71  $ 0.55  $ 0.81  $ 1.22  $ 1.52
Number of accumulation units outstanding at end of period (000 omitted)       147     192     221     386     607     798      33

*RIVERSOURCE(SM) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND MERGED INTO RIVERSOURCE(SM) VARIABLE PORTFOLIO - MID CAP GROWTH
FUND ON MARCH 17, 2006

ROYCE MICRO-CAP PORTFOLIO (9/15/1999)
Accumulation unit value at beginning of period                             $ 2.55  $ 2.26  $ 1.52  $ 1.75  $ 1.36  $ 1.15  $ 1.00
Accumulation unit value at end of period                                   $ 2.83  $ 2.55  $ 2.26  $ 1.52  $ 1.75  $ 1.36  $ 1.15
Number of accumulation units outstanding at end of period (000 omitted)       539     591     516     453     344     193      19
THIRD AVENUE VALUE PORTFOLIO (9/21/1999)
Accumulation unit value at beginning of period                             $ 2.57  $ 2.15  $ 1.52  $ 1.71  $ 1.51  $ 1.08  $ 1.00
Accumulation unit value at end of period                                   $ 2.92  $ 2.57  $ 2.15  $ 1.52  $ 1.71  $ 1.51  $ 1.08
Number of accumulation units outstanding at end of period (000 omitted)       371     347     311     279     314      70     120
WANGER INTERNATIONAL SMALL CAP (9/15/1999)
Accumulation unit value at beginning of period                             $ 1.40  $ 1.08  $ 0.73  $ 0.85  $ 1.09  $ 1.51  $ 1.00
Accumulation unit value at end of period                                   $ 1.69  $ 1.40  $ 1.08  $ 0.73  $ 0.85  $ 1.09  $ 1.51
Number of accumulation units outstanding at end of period (000 omitted)     2,814   1,701   1,136   1,484     769     599     112
WANGER U.S. SMALLER COMPANIES (9/15/1999)
Accumulation unit value at beginning of period                             $ 1.62  $ 1.37  $ 0.96  $ 1.17  $ 1.05  $ 1.15  $ 1.00
Accumulation unit value at end of period                                   $ 1.79  $ 1.62  $ 1.37  $ 0.96  $ 1.17  $ 1.05  $ 1.15
Number of accumulation units outstanding at end of period (000 omitted)     2,709   1,415   1,250     847     820     990     125
WELLS FARGO ADVANTAGE VT ASSET ALLOCATION FUND (5/1/2001)
Accumulation unit value at beginning of period                             $ 1.11  $ 1.02  $ 0.84  $ 0.97  $ 1.00       -       -
Accumulation unit value at end of period                                   $ 1.16  $ 1.11  $ 1.02  $ 0.84  $ 0.97       -       -
Number of accumulation units outstanding at end of period (000 omitted)       355      91      66      29       8       -       -
WELLS FARGO ADVANTAGE VT INTERNATIONAL CORE FUND (5/1/2001)
Accumulation unit value at beginning of period                             $ 0.99  $ 0.90  $ 0.69  $ 0.90  $ 1.00       -       -
Accumulation unit value at end of period                                   $ 1.07  $ 0.99  $ 0.90  $ 0.69  $ 0.90       -       -
Number of accumulation units outstanding at end of period (000 omitted)        82      84       4     144       1       -       -
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND (5/1/2001)
Accumulation unit value at beginning of period                             $ 0.93  $ 0.82  $ 0.58  $ 0.94  $ 1.00       -       -
Accumulation unit value at end of period                                   $ 0.98  $ 0.93  $ 0.82  $ 0.58  $ 0.94       -       -
Number of accumulation units outstanding at end of period (000 omitted)        35      10      10       6       2       -       -





--------------------------------------------------------------------------------
50 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION



Calculating Annuity Payouts                                              p. 3

Rating Agencies                                                          p. 4

Revenues Received During Calendar Year 2005                              p. 4

Principal Underwriter                                                    p. 5

Independent Registered Public Accounting Firm                            p. 5

Financial Statements


--------------------------------------------------------------------------------
51 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

[RIVERSOURCE ANNUITIES(SM) LOGO]

IDS Life Insurance Company

70100 Ameriprise Financial Center

Minneapolis, MN 55474
(800) 862-7919



IDS Life Insurance Company (Distributor), Member NASD, a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). RiverSource(SM) insurance and annuity products are issued by IDS Life Insurance Company, an Ameriprise
                               Financial company.

            (C) 2006 Ameriprise Financial, Inc. All rights reserved.

S-6477 K (5/06)

PROSPECTUS


MAY 1, 2006

RIVERSOURCE

RETIREMENT ADVISOR ADVANTAGE(SM) VARIABLE ANNUITY

RIVERSOURCE

RETIREMENT ADVISOR SELECT(SM) VARIABLE ANNUITY


INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITIES


NEW CONTRACTS ARE NOT CURRENTLY BEING OFFERED.


ISSUED BY:  IDS LIFE INSURANCE COMPANY (IDS LIFE)

            70100 Ameriprise Financial Center

            Minneapolis, MN 55474
            Telephone: (800) 862-7919

            ameriprise.com/variableannuities

            IDS LIFE VARIABLE ACCOUNT 10


This prospectus contains information that you should know before investing in the RiverSource Retirement Advisor Advantage Variable Annuity (RAVA Advantage) or the RiverSource Retirement Advisor Select Variable Annuity (RAVA Select). Prospectuses are also available for:

-  AIM Variable Insurance Funds

-  AllianceBernstein Variable Products Series Fund, Inc.

-  American Century Variable Portfolios, Inc.

-  Calvert Variable Series, Inc.

-  Columbia Funds Variable Insurance Trust

-  Credit Suisse Trust

-  Eaton Vance Variable Trust

-  Evergreen Variable Annuity Trust

-  Fidelity(R) Variable Insurance Products - Service Class 2

-  Franklin(R) Templeton(R) Variable Insurance Products Trust (FTVIPT) - Class 2

-  Goldman Sachs Variable Insurance Trust (VIT)

-  Janus Aspen Series: Service Shares

-  Lazard Retirement Series, Inc.

-  MFS(R) Variable Insurance Trust(SM)

-  Neuberger Berman Advisers Management Trust

-  Oppenheimer Variable Account Funds - Service Shares

-  Pioneer Variable Contracts Trust (VCT), Class II Shares

-  PIMCO Variable Insurance Trust (VIT)

-  Putnam Variable Trust - Class IB Shares

-  RiverSource(SM) Variable Portfolio Funds (previously American

   Express(R) Variable Portfolio Funds)

-  The Universal Institutional Funds, Inc.

   Van Kampen Life Investment Trust

-  Wanger Advisors Trust

-  Wells Fargo Variable Trust

Please read the prospectuses carefully and keep them for future reference.


The contracts provide for purchase payment credits which we may reverse under certain circumstances. Expenses and surrender charges from contracts with purchase payment credits may be higher than those for contracts without such credits. The amount of the credit may be more than offset by additional charges associated with the credit.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting IDS Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your sales representative about the variable annuities' features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

--------------------------------------------------------------------------------
1  RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
   VARIABLE ANNUITY -- PROSPECTUS

This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents. IDS Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

IDS Life and its affiliated insurance companies offer several different annuities which your sales representative may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, surrender charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.


TABLE OF CONTENTS


KEY TERMS                                                                      3
THE CONTRACT IN BRIEF                                                          4
EXPENSE SUMMARY                                                                6
CONDENSED FINANCIAL INFORMATION (UNAUDITED)                                   13
FINANCIAL STATEMENTS                                                          13
THE VARIABLE ACCOUNT AND THE FUNDS                                            14
THE FIXED ACCOUNT                                                             26
BUYING YOUR CONTRACT                                                          26
CHARGES                                                                       29
VALUING YOUR INVESTMENT                                                       33
MAKING THE MOST OF YOUR CONTRACT                                              34
SURRENDERS                                                                    38
TSA -- SPECIAL PROVISIONS                                                     39
CHANGING OWNERSHIP                                                            39
BENEFITS IN CASE OF DEATH -- STANDARD DEATH BENEFIT                           40
OPTIONAL BENEFITS                                                             41
THE ANNUITY PAYOUT PERIOD                                                     45
TAXES                                                                         47
VOTING RIGHTS                                                                 50
SUBSTITUTION OF INVESTMENTS                                                   50
ABOUT THE SERVICE PROVIDERS                                                   50
APPENDIX A: EXAMPLE -- SURRENDER CHARGES                                      53
APPENDIX B: EXAMPLE -- OPTIONAL BENEFITS                                      54
APPENDIX C: CONDENSED FINANCIAL INFORMATION (UNAUDITED)                       57
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION                  78



CORPORATE CONSOLIDATION

Later this year, two of IDS Life's subsidiaries, American Enterprise Life Insurance Company and American Partners Life Insurance Company, plan to merge into IDS Life. This merger will help simplify overall corporate structure because these three life insurance companies will be consolidated into one. We currently expect this consolidation to occur at the end of 2006, subject to certain regulatory and other approvals. At the time of the consolidation, we plan to change the name of IDS Life to RiverSource Life Insurance Company. This consolidation and renaming will not have any adverse effect on the benefits under your contract.


--------------------------------------------------------------------------------
2  RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
   VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS


THESE TERMS CAN HELP YOU UNDERSTAND DETAILS ABOUT YOUR CONTRACT.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

ENHANCED EARNINGS DEATH BENEFIT (EEB) AND ENHANCED EARNINGS PLUS DEATH BENEFIT
(EEP): These are optional benefits you can add to your contract for an additional charge. Each is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. You can elect to purchase either the EEB or the EEP.

FIXED ACCOUNT: An account to which you may allocate purchase payments. Amounts you allocate to this account earn interest at rates that we declare periodically.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of any or all of these funds.

IDS LIFE: In this prospectus, "we," "us," "our" and "IDS Life" refer to IDS Life Insurance Company.

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT (MAV): This is an optional benefit you can add to your contract for an additional charge that is intended to provide additional death benefit protection in the event of fluctuating fund values.

OWNER (YOU, YOUR): The person who controls the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

PURCHASE PAYMENT CREDITS: An addition we make to your contract value. We base the amount of the credit on the surrender charge schedule you elect and/or total purchase payments.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

-  Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

-  Roth IRAs under Section 408A of the Code

-  SIMPLE IRAs under Section 408(p) of the Code


-  Simplified Employee Pension IRA (SEP) plans under Section 408(k) of the Code


-  Plans under Section 401(k) of the Code


-  Custodial and investment only plans under Section 401(a) of the Code


-  Tax-Sheltered Annuities (TSAs) under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RIDER: You receive a rider when you purchase the EEB, EEP and/or MAV. The rider adds the terms of the optional benefit to your contract.

RIDER EFFECTIVE DATE: The date you add a rider to your contract.

--------------------------------------------------------------------------------
3  RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
   VARIABLE ANNUITY -- PROSPECTUS

SETTLEMENT DATE: The date when annuity payouts are scheduled to begin.

SURRENDER VALUE: The amount you are entitled to receive if you make a full surrender from your contract. It is the contract value minus any applicable charges.

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or surrender request) at our home office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our home office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

THE CONTRACT IN BRIEF

This prospectus describes two contracts. RAVA Advantage offers a choice of a seven-year or a ten-year surrender charge schedule and relatively lower expenses. RAVA Select offers a three-year surrender charge schedule and relatively higher expenses. The information in this prospectus applies to both contracts unless stated otherwise. Your sales representative can help you determine which contract is best suited to your needs based on factors such as your investment goals and how long you intend to invest.

PURPOSE: The purpose of each contract is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. You may allocate your purchase payments to the fixed accounts and/or subaccounts under the contract. These accounts, in turn, may earn returns that increase the value of the contract. Beginning at a specified time in the future called the settlement date, the contract provides lifetime or other forms of payouts of your contract value (less any applicable premium tax).

It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a surrender charge when you exchange out of your old contract and a new surrender charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.

TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions (RMDs). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes - Qualified Annuities - Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the potential tax implications to you.

FREE LOOK PERIOD: You may return your contract to your sales representative or to our home office within the time stated on the first page of your contract. Under RAVA Advantage you will receive a full refund of the contract value, less the amount of any purchase payment credits. (See "Valuing Your Investment -- Purchase payment credits.") We will not deduct any other charges. Under RAVA Select you will receive a refund of your contract value less the value of the purchase payment credit. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (Exception: If the law requires, we will refund all of your purchase payments.)

ACCOUNTS: Generally, you may allocate your purchase payments among any or all of:


- the subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the settlement date will equal or exceed the total purchase payments you allocate to the subaccounts. (p. 14)

- the fixed account, which earns interest at a rate that we adjust periodically. Purchase payment allocations to the fixed account may be subject to special restrictions. (p. 26)


--------------------------------------------------------------------------------
4  RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
   VARIABLE ANNUITY -- PROSPECTUS

BUYING YOUR CONTRACT: We no longer offer new contracts. However, you have the option of making additional purchase payments in the future. (p. 26)


PURCHASE PAYMENTS:

MINIMUM ALLOWABLE PURCHASE PAYMENTS:

If paying by installments under a scheduled payment plan:

   $23.08 biweekly, or

   $50 per month

                                                  RAVA ADVANTAGE  RAVA SELECT
If paying by any other method:
  initial payment for qualified annuities             $1,000        $ 2,000
  initial payment for nonqualified annuities           2,000         10,000
  for any additional payments                             50             50

MAXIMUM ALLOWABLE PURCHASE PAYMENTS based on the age of you or the annuitant, whoever is older, on the effective date of the contract:


                                                  RAVA ADVANTAGE  RAVA SELECT
  through age 85                                     100,000        100,000
  for ages 86 to 90                                   50,000         50,000


* For RAVA Advantage contracts with initial purchase payments of more than $999,999, our home office approval is required.


TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. You may establish automated transfers among the accounts. Fixed account transfers are subject to special restrictions. (p. 35)

SURRENDERS: You may surrender all or part of your contract value at any time before the settlement date. You also may establish automated partial surrenders. Surrenders may be subject to charges and income taxes (including an IRS penalty if you surrender prior to your reaching age 59 1/2) and may have other tax consequences; also, certain restrictions apply. (p. 38)

CHANGING OWNERSHIP: You may change ownership of a nonqualified annuity by written instruction, but this may have federal income tax consequences. Restrictions apply to changing ownership of a qualified annuity. (p. 39)

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value, except in the case of a purchase payment credit reversal. (p. 40)

OPTIONAL BENEFITS: These contracts offer optional features that are available for additional charges if you meet certain criteria. (p. 41)

ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the settlement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. Total monthly payouts may include amounts from each subaccount and the fixed account. During the annuity payout period, you cannot be invested in more than five subaccounts at any one time unless we agree otherwise. (p. 45)

TAXES: Generally, income earned on your contract value grows tax-deferred until you surrender it or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. However, Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. (p. 47)

LIMITATIONS ON USE OF CONTRACTS: If mandated by applicable law, including but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values or to satisfy other statutory obligations. Under these circumstances we may refuse to implement requests for transfers, surrenders, or death benefits, until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.


--------------------------------------------------------------------------------
5  RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
   VARIABLE ANNUITY -- PROSPECTUS

EXPENSE SUMMARY


THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT ARE PAID WHEN BUYING, OWNING AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAID AT THE TIME THAT YOU BOUGHT THE CONTRACT AND MAY PAY WHEN YOU SURRENDER THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.


CONTRACT OWNER TRANSACTION EXPENSES

SURRENDER CHARGE FOR RAVA ADVANTAGE

(Contingent deferred sales load as a percentage of purchase payment surrendered)

You select either a seven-year or ten-year surrender charge schedule at the time of application.*

           SEVEN-YEAR SCHEDULE                                   TEN-YEAR SCHEDULE*
   NUMBER OF                                             NUMBER OF
 COMPLETED YEARS                                      COMPLETED YEARS
FROM DATE OF EACH          SURRENDER CHARGE          FROM DATE OF EACH          SURRENDER CHARGE
PURCHASE PAYMENT              PERCENTAGE             PURCHASE PAYMENT              PERCENTAGE

      0                            7%                        0                         8%

      1                            7                         1                         8

      2                            7                         2                         8

      3                            6                         3                         7

      4                            5                         4                         7

      5                            4                         5                         6

      6                            2                         6                         5

      7                            0                         7                         4

                                                             8                         3

                                                             9                         2

                                                            10                         0

* The ten-year surrender charge schedule is not available for contracts issued in Oregon. For contracts issued in Massachusetts, Oregon and Washington, surrender charges are waived after the tenth contract anniversary.

SURRENDER CHARGE FOR RAVA SELECT (EXCEPT TEXAS)
(Contingent deferred sales load as a percentage of purchase payment surrendered)

                 YEARS FROM                 SURRENDER CHARGE
                CONTRACT DATE                  PERCENTAGE
                    1                              7%

                    2                              7

                    3                              7

                    Thereafter                     0

SURRENDER CHARGE FOR RAVA SELECT IN TEXAS
(Contingent deferred sales load)

                                                            SURRENDER CHARGE PERCENTAGE
                                                   (AS A PERCENTAGE OF PURCHASE PAYMENTS SURRENDERED)
                                                                IN CONTRACT YEAR
       PAYMENTS MADE IN CONTRACT YEAR                1           2           3           THEREAFTER
                   1                                 8%          7%          6%               0%

                   2                                             8           7                0

                   3                                                         8                0

                   Thereafter                                                                 0

--------------------------------------------------------------------------------
6  RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
   VARIABLE ANNUITY -- PROSPECTUS

SURRENDER CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a surrender. The amount that you can surrender is the present value of any remaining variable payouts. The surrender charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate. (See "Charges -- Surrender Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")

                                                 ASSUMED INVESTMENT RATE
                                           3.50%                           5.00%
Qualified annuity discount rate            4.72%                           6.22%

Nonqualified annuity discount rate         4.92%                           6.42%

THE NEXT TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL CONTRACT ADMINISTRATIVE CHARGE

                                                                             $30

(We will waive this charge when your contract value, or total purchase payments less any payments surrendered, is $50,000 or more on the current contract anniversary, except at full surrender.)

OPTIONAL RIDER FEES
(As a percentage of the contract value charged annually at the contract anniversary. The fee applies only if you elect the optional rider.)

MAV RIDER FEE                                                              0.25%*

EEB RIDER FEE                                                              0.30%

EEP RIDER FEE                                                              0.40%

*  For contracts purchased before May 1, 2003, the MAV rider fee is 0.15%.

ANNUAL VARIABLE ACCOUNT EXPENSES
(Total annual variable account expenses as a percentage of average daily subaccount value)

MORTALITY AND EXPENSE RISK FEE:            RAVA ADVANTAGE            RAVA SELECT
For nonqualified annuities                      0.95%                    1.20%

For qualified annuities                         0.75%                    1.00%

--------------------------------------------------------------------------------
7  RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
   VARIABLE ANNUITY -- PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS

THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS FOR THE LAST FISCAL YEAR. THE SECOND TABLE SHOWS THE FEES AND EXPENSES CHARGED BY EACH FUND FOR THE LAST FISCAL YEAR. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


MINIMUM AND MAXIMUM TOTAL ANNUAL OPERATING EXPENSES FOR THE FUNDS(a)

(Including management fee, distribution and/or service (12b-1) fees and other expenses)


                                                                        MINIMUM    MAXIMUM
Total expenses before fee waivers and/or expense reimbursements           0.53%     5.85%



(a) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an on-going basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us and/or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us and/or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.


TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND UNDERLYING RAVA ADVANTAGE AND RAVA SELECT
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                                          GROSS TOTAL
                                                                       MANAGEMENT    12b-1     OTHER        ANNUAL
                                                                          FEES       FEES     EXPENSES     EXPENSES
AIM V.I. Capital Appreciation Fund, Series II Shares                      0.61%      0.25%      0.29%      1.15%(1),(2)
AIM V.I. Capital Development Fund, Series II Shares                       0.75       0.25       0.34       1.34(1),(3)
AIM V.I. Dynamics Fund, Series I Shares                                   0.75         --       0.42       1.17(1),(3)
AIM V.I. Financial Services Fund, Series I Shares                         0.75         --       0.37       1.12(1)
AIM V.I. Global Health Care Fund, Series II Shares                        0.75       0.25       0.33       1.33(1),(3)
AIM V.I. Technology Fund, Series I Shares                                 0.75         --       0.37       1.12(1)
AllianceBernstein VPS Global Technology Portfolio (Class B)               0.75       0.25       0.17       1.17(4)
AllianceBernstein VPS Growth and Income Portfolio (Class B)               0.55       0.25       0.05       0.85(4)
AllianceBernstein VPS International Value Portfolio (Class B)             0.75       0.25       0.12       1.12(4)
American Century VP International, Class II                               1.13       0.25         --       1.38(4)
American Century VP Ultra(R), Class II                                    0.90       0.25       0.01       1.16(4)
American Century VP Value, Class II                                       0.83       0.25         --       1.08(4)
Calvert Variable Series, Inc. Social Balanced Portfolio                   0.70         --       0.22       0.92(5)
Columbia Marsico Growth Fund, Variable Series                             0.74       0.25       0.34       1.33(6)
Columbia Marsico International Opportunities Fund, Variable Series        0.80       0.25       0.43       1.48(4)
Credit Suisse Trust - Commodity Return Strategy Portfolio                 0.50       0.25       0.55       1.30(7)
Eaton Vance VT Floating-Rate Income Fund                                  0.58         --       0.69       1.27(4)
Evergreen VA Fundamental Large Cap Fund - Class 2                         0.58       0.25       0.18       1.01(8)
Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2                   0.57       0.25       0.09       0.91(9)
Fidelity(R) VIP Growth & Income Portfolio Service Class 2                 0.47       0.25       0.12       0.84(9)
Fidelity(R) VIP Mid Cap Portfolio Service Class 2                         0.57       0.25       0.12       0.94(9)
Fidelity(R) VIP Overseas Portfolio Service Class 2                        0.72       0.25       0.17       1.14(9)
FTVIPT Franklin Real Estate Fund - Class 2                                0.47       0.25       0.02       0.74(10),(11)
FTVIPT Franklin Small Cap Value Securities Fund - Class 2                 0.52       0.25       0.17       0.94(11),(12)
FTVIPT Mutual Shares Securities Fund - Class 2                            0.60       0.25       0.18       1.03(11)
Goldman Sachs VIT Mid Cap Value Fund                                      0.80         --       0.07       0.87(13)
Goldman Sachs VIT Structured U.S. Equity Fund                             0.65         --       0.09       0.74(13)
(previously Goldman Sachs VIT CORE(SM) U.S. Equity Fund)
Janus Aspen Series Global Technology Portfolio: Service Shares            0.64       0.25       0.09       0.98(14)
Janus Aspen Series International Growth Portfolio: Service Shares         0.64       0.25       0.06       0.95(14)


--------------------------------------------------------------------------------
8  RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
   VARIABLE ANNUITY -- PROSPECTUS

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND UNDERLYING RAVA ADVANTAGE AND RAVA SELECT (CONTINUED)
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                                          GROSS TOTAL
                                                                       MANAGEMENT    12b-1      OTHER       ANNUAL
                                                                          FEES       FEES     EXPENSES      EXPENSES
Lazard Retirement International Equity Portfolio                          0.75%      0.25%      0.21%      1.21%(15)
MFS(R) Investors Growth Stock Series - Service Class                      0.75       0.25       0.15       1.15(16),(17)
MFS(R) New Discovery Series - Service Class                               0.90       0.25       0.16       1.31(16),(17)
MFS(R) Utilities Series - Service Class                                   0.75       0.25       0.15       1.15(16),(17)
Neuberger Berman Advisers Management Trust International
Portfolio (Class S)                                                       1.15       0.25       4.45       5.85(18),(19)
Oppenheimer Global Securities Fund/VA, Service Shares                     0.63       0.25       0.04       0.92(20)
Oppenheimer Main Street Small Cap Fund/VA, Service Shares                 0.74       0.25       0.05       1.04(20)
Oppenheimer Strategic Bond Fund/VA, Service Shares                        0.69       0.25       0.02       0.96(20)
PIMCO VIT All Asset Portfolio, Advisor Share Class                        0.20       0.25       0.88       1.33(21)
Pioneer Equity Income VCT Portfolio - Class II Shares                     0.65       0.25       0.06       0.96(4)
Pioneer Europe VCT Portfolio - Class II Shares                            0.85       0.25       0.76       1.86(4)
Putnam VT Health Sciences Fund - Class IB Shares                          0.70       0.25       0.11       1.06(4)
Putnam VT International Equity Fund - Class IB Shares                     0.75       0.25       0.18       1.18(4)
Putnam VT Vista Fund - Class IB Shares                                    0.65       0.25       0.09       0.99(4)
RiverSource(SM) Variable Portfolio - Balanced Fund                        0.54       0.13       0.14       0.81(22),(23),(24)
(previously AXP(R) Variable Portfolio - Managed Fund)
RiverSource(SM) Variable Portfolio - Cash Management Fund                 0.33       0.13       0.15       0.61(22),(23)
(previously AXP(R) Variable Portfolio - Cash Management Fund)
RiverSource(SM) Variable Portfolio - Core Bond Fund                       0.48       0.13       0.33       0.94(22),(23),(25)
(previously AXP(R) Variable Portfolio - Core Bond Fund)
RiverSource(SM) Variable Portfolio - Diversified Bond Fund                0.47       0.13       0.17       0.77(22),(23)
(previously AXP(R) Variable Portfolio - Diversified Bond Fund)
RiverSource(SM) Variable Portfolio - Diversified Equity
Income Fund                                                               0.68       0.13       0.16       0.97(22),(23),(24)
(previously AXP(R) Variable Portfolio - Diversified Equity
Income Fund)
RiverSource(SM) Variable Portfolio - Emerging Markets Fund                1.05       0.13       0.34       1.52(22),(23),(24),(25)
(previously AXP(R) Variable Portfolio - Threadneedle Emerging
Markets Fund)
RiverSource(SM) Variable Portfolio - Fundamental Value Fund               0.73       0.13       0.16       1.02(23),(26)
RiverSource(SM) Variable Portfolio - Global Bond Fund                     0.71       0.13       0.20       1.04(22),(23)
(previously AXP(R) Variable Portfolio - Global Bond Fund)
RiverSource(SM) Variable Portfolio - Global Inflation Protected
Securities Fund                                                           0.44       0.13       0.33       0.90(22),(23),(25)
(previously AXP(R) Variable Portfolio - Inflation Protected
Securities Fund)
RiverSource(SM) Variable Portfolio - Growth Fund                          0.66       0.13       0.17       0.96(22),(23),(24)
(previously AXP(R) Variable Portfolio - Growth Fund)
RiverSource(SM) Variable Portfolio - High Yield Bond Fund                 0.59       0.13       0.16       0.88(22),(23)
(previously AXP(R) Variable Portfolio - High Yield Bond Fund)
RiverSource(SM) Variable Portfolio - Income Opportunities Fund            0.61       0.13       0.34       1.08(22),(23),(25)
(previously AXP(R) Variable Portfolio - Income Opportunities Fund)
RiverSource(SM) Variable Portfolio - International Opportunity Fund       0.72       0.13       0.20       1.05(22),(23),(24)
(previously AXP(R) Variable Portfolio - Threadneedle
International Fund)
RiverSource(SM) Variable Portfolio - Large Cap Equity Fund                0.56       0.13       0.14       0.83(22),(23),(24)
(previously AXP(R) Variable Portfolio - Large Cap Equity Fund)
RiverSource(SM) Variable Portfolio - Large Cap Value Fund                 0.60       0.13       1.86       2.59(22),(23),(24),(25)
(previously AXP(R) Variable Portfolio - Large Cap Value Fund)
RiverSource(SM) Variable Portfolio - Mid Cap Growth Fund                  0.63       0.13       0.17       0.93(22),(23),(24),(25)
(previously AXP(R) Variable Portfolio - Equity Select Fund)
RiverSource(SM) Variable Portfolio - Mid Cap Value Fund                   0.70       0.13       2.18       3.01(22),(23),(25)
(previously AXP(R) Variable Portfolio - Mid Cap Value Fund)


--------------------------------------------------------------------------------
9  RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
   VARIABLE ANNUITY -- PROSPECTUS

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND UNDERLYING RAVA ADVANTAGE AND RAVA SELECT (CONTINUED)
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                                          GROSS TOTAL
                                                                       MANAGEMENT    12b-1      OTHER       ANNUAL
                                                                          FEES       FEES     EXPENSES     EXPENSES
RiverSource(SM) Variable Portfolio - S&P 500 Index Fund                   0.22%      0.13%      0.18%      0.53%(22),(23),(25)
(previously AXP(R) Variable Portfolio - S&P 500 Index Fund)
RiverSource(SM) Variable Portfolio - Select Value Fund                    0.77       0.13       0.30       1.20(22),(23),(24),(25)
(previously AXP(R) Variable Portfolio - Partners Select
Value Fund)
RiverSource(SM) Variable Portfolio - Short Duration U.S.
Government Fund                                                           0.48       0.13       0.17       0.78(22),(23)
(previously AXP(R) Variable Portfolio - Short Duration
U.S. Government Fund)
RiverSource(SM) Variable Portfolio - Small Cap Advantage Fund             0.80       0.13       0.22       1.15(22),(23),(24)
(previously AXP(R) Variable Portfolio - Small Cap Advantage Fund)
RiverSource(SM) Variable Portfolio - Small Cap Value Fund                 0.92       0.13       0.24       1.29(22),(23),(24),(25)
(previously AXP(R) Variable Portfolio - Partners Small Cap
Value Fund)
Van Kampen Life Investment Trust Comstock Portfolio,
Class II Shares                                                           0.56       0.25       0.03       0.84(4)
Van Kampen UIF Global Real Estate Portfolio Class II Shares               0.85       0.35       0.62       1.82(27)
Van Kampen UIF Mid Cap Growth Portfolio Class II Shares                   0.75       0.35       0.34       1.44(27)
Wanger International Small Cap                                            0.95         --       0.18       1.13(4)
Wanger U.S. Smaller Companies                                             0.90         --       0.05       0.95(4)
Wells Fargo Advantage VT Asset Allocation Fund                            0.55       0.25       0.24       1.04(28)
Wells Fargo Advantage VT International Core Fund                          0.75       0.25       0.41       1.41(28)
Wells Fargo Advantage VT Opportunity Fund                                 0.72       0.25       0.21       1.18(28)
Wells Fargo Advantage VT Small Cap Growth Fund                            0.75       0.25       0.24       1.24(28)



(1) Figures shown in the table are for the year ended Dec. 31, 2005 and are expressed as a percentage of the Fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table. The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares and Series II shares to the extent necessary to limit total annual expenses of Series I shares to 1.30% and Series II shares to 1.45% of average daily nets assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual expenses to exceed the limit stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganizations as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation is in effect through April 30, 2007.
(2) As a result of a reorganization of another Fund into the Fund, which will occur on or about May 1, 2006 for AIM V.I. Capital Appreciation Fund, Series II Shares the "Gross total annual expenses" have been restated to reflect such reorganization.
(3) Effective Jan. 1, 2005 through June 30, 2006, the advisor has contractually agreed to waive a portion of its advisory fees.
(4) The Fund's expense figures are based on actual expenses for the fiscal year ended Dec. 31, 2005.
(5) Expenses are based on expenses for the Portfolio's most recent fiscal year. Management fees include the subadvisory fee paid by the Advisor, to the Subadvisors, and the administrative fee paid by the Portfolio to Calvert Administrative Services Company, an affiliate of Calvert.
(6) The Fund's Distributor has voluntarily agreed to waive 0.25% of its 12b-1 fees.
(7) Fee waivers and/or expense reimbursement may reduce expenses for the Portfolio, without which performance would be lower. Waivers and/or expense reimbursements may be discontinued at any time. After fee waivers and expense reimbursements net expenses would be 0.95% for Credit Suisse Trust
     - Commodity Return Strategy Portfolio.
(8) The "Gross total annual expenses" exclude expense reductions and fee waivers. These fees have been restated to reflect current fees.
(9) A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the Fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.89% for Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2, 0.79% for Fidelity(R) VIP Growth & Income Portfolio Service Class 2, 0.89% for Fidelity(R) VIP Mid Cap Portfolio Service Class 2 and 1.07% for Fidelity(R) VIP Overseas Portfolio Service Class 2. These offsets may be discontinued at any time.
(10) The Fund administration fee is paid indirectly through the management fee.
(11) While the maximum amount payable under the Fund's class rule 12b-1 plan is 0.35% per year of the Fund's class average annual net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year.
(12) The Fund's manager has agreed in advance to reduce its fees with respect to assets invested by the Fund in a Franklin Templeton Money Market Fund. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission. The management fee reduction and net total annual expense was (0.05%) and 0.89%, respectively for FTVIPT Franklin Small Cap Value Securities Fund - Class 2.
(13) The Fund's annual operating expenses are based on actual expenses for the fiscal year ended Dec. 31, 2005. "Other expenses" include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of the Fund plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to limit "Other expenses" (excluding management fees, transfer agent fees and expenses, taxes, interest, brokerage, litigation and indemnification costs, shareholder meeting and other extraordinary expenses) to the extent that such expenses exceed, on an annual basis, 0.16% of the Fund's average daily net assets for Goldman Sachs VIT Structured U.S. Equity Fund and 0.25% of the Fund's average daily net assets for Goldman Sachs VIT Mid Cap Value Fund. The Investment Adviser may cease or modify the expense limitations at its discretion at anytime. If this occurs, other expenses and total annual operating expenses may increase without shareholder approval.
(14) Janus Capital has contractually agreed to waive certain Portfolio's total annual operating expenses (excluding the distribution and shareholder servicing fee, the administrative services fee applicable to certain Portfolios, brokerage commissions, interest, taxes and extraordinary expenses) to certain limits until May 1, 2007. Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.


--------------------------------------------------------------------------------
10 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
   VARIABLE ANNUITY -- PROSPECTUS

(15) The Investment Manager has contractually agreed to waive its fees and, if necessary, reimburse the Portfolio through Dec. 31, 2006, to the extent "Gross total annual expenses" exceed 1.25% of average daily net assets for Lazard Retirement International Equity Portfolio.
(16) Each series has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of service class shares (these fees are referred to as distribution fees).
(17) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent, and may have entered into brokerage arrangements, that reduced or recaptured series' expenses. Any such expense reductions are not reflected in the table. Had these fee reductions been taken into account, "Gross total annual expenses" would be lower.
(18) Neuberger Berman Management Inc. ("NBMI") has undertaken through Dec. 31, 2009 to waive fees and/or reimburse certain operating expenses, including the compensation of NBMI and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 2.00% of the average daily net asset value of the Portfolio. The expense limitation arrangements for the Portfolio is contractual and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause the Portfolio to exceed its limitation described above.
(19) Class S shares of the International Portfolio have a redemption fee of 1.00% for exchanges or redemptions on shares held less than 60 days. The redemption fee is paid to the Portfolio.
(20) Expenses may vary in future years. "Other expenses" in the table include transfer agent fees, custodial fees, and accounting and legal expenses the Fund pays. The Fund's transfer agent has voluntarily agreed to limit transfer and shareholder servicing fees to 0.35% per fiscal year. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended Dec. 31, 2005, the transfer agent fees did not exceed the expense limitation described above.
(21) "Other expense" also includes Underlying Fund expenses. Underlying Fund Expenses for the Portfolio are estimated based upon an allocation of the Portfolio's assets among the Underlying Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying Funds. Underlying Fund expenses will vary with changes in the expenses of the Underlying Funds, as well as allocation of the Portfolio's assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying Fund for the most recent fiscal year, please see "Fund of Funds Fees - Annual Underlying Fund Expenses" in the Portfolio's prospectus. PIMCO has contractually agreed, for the Portfolio's current fiscal year (12/31), to reduce its Advisory Fee to the extent that the Underlying Fund Expenses attributable to Advisory and Administrative Fees exceed 0.60% of the total assets invested in Underlying Funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.
(22) The Fund's expense figures are based on actual expenses for the fiscal year ended Aug. 31, 2005, adjusted to reflect current fees.
(23) The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940. The Fund pays IDS Life Insurance Company an annual fee of up to 0.125% of average daily net assets as payment for distributing its shares and providing shareholder services. Because this fee is paid out of the Fund's assets on an on-going basis, over time this fee will increase the cost of your investment and may cost you more than paying other types of sales charges.
(24) Management fees include the impact of a performance incentive adjustment fee that decreased the management fee by 0.05% for RiverSource(SM) Variable Portfolio - Emerging Markets Fund, 0.04% for RiverSource(SM) Variable Portfolio - International Opportunity Fund, 0.02% for RiverSource(SM) Variable Portfolio - Large Cap Equity Fund, 0.07% for RiverSource(SM) Variable Portfolio - Mid Cap Growth Fund, 0.01% for RiverSource(SM) Variable Portfolio - Select Value Fund and 0.04% for RiverSource(SM) Variable Portfolio - Small Cap Value Fund. Management fees include the impact of a performance incentive adjustment fee that increased the management fee by 0.03% for RiverSource(SM) Variable Portfolio - Balanced Fund, 0.08% for RiverSource(SM) Variable Portfolio - Diversified Equity Income Fund, 0.06% for RiverSource(SM) Variable Portfolio - Growth Fund, 0.002% for RiverSource(SM) Variable Portfolio - Large Cap Value Fund and 0.01% for RiverSource(SM) Variable Portfolio - Small Cap Advantage Fund.
(25) RiverSource Investments and its affiliates have contractually agreed to waive certain fees and expenses until Aug. 31, 2006, unless sooner terminated at the discretion of the Fund's Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses, before giving effect to any performance incentive adjustment, will not exceed:
     0.83% for RiverSource(SM) Variable Portfolio - Core Bond Fund, 1.75% for RiverSource(SM) Variable Portfolio - Emerging Markets Fund, 0.72% for RiverSource(SM) Variable Portfolio - Global Inflation Protected Securities Fund, 0.99% for RiverSource(SM) Variable Portfolio - Income Opportunities Fund, 1.05% for RiverSource(SM) Variable Portfolio - Large Cap Value Fund, 1.00% for RiverSource(SM) Variable Portfolio - Mid Cap Growth Fund, 1.08% for RiverSource(SM) Variable Portfolio - Mid Cap Value Fund, 0.495% for RiverSource(SM) Variable Portfolio - S&P 500 Index Fund, 1.15% for RiverSource(SM) Variable Portfolio - Select Value Fund and 1.25% for RiverSource(SM) Variable Portfolio - Small Cap Value Fund.
(26) The Fund's expense figures are based on estimated expenses, before fee waivers and expense reimbursements. RiverSource Investments and its affiliates have contractually agreed to waive certain fees and expenses until Aug. 31, 2007, unless sooner terminated at the discretion of the Fund's Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.07% for RiverSource(SM) Variable Portfolio - Fundamental Value Fund.
(27) The fees disclosed reflect gross ratios prior to any voluntary waivers/reimbursements of expenses by the adviser. The adviser has voluntarily agreed to waive a portion of or all of its management fee and/or reimburse expenses to the extent necessary so that total annual operating expenses, excluding certain investment related expense such as foreign country tax expense and interest expense on borrowing, do not exceed 1.35%. The adviser may terminate these voluntary waivers at any time at its sole discretion. Additionally, the distributor has agreed to voluntarily waive a portion of the 12B-1 fee for Class II shares. The distributor may terminate these voluntary waivers at any time at its sole discretion. After these fee waivers/reimbursements, net expenses would have been 1.40% for Van Kampen UIF Global Real Estate Portfolio Class II Shares and 1.15% for Van Kampen UIF Mid Cap Growth Portfolio Class II Shares. In addition, Van Kampen UIF Global Real Estate Portfolio Class II Shares was not operational in 2005. Figures in the table are based on estimated assuming the average daily net assets of the Portfolio were not more than $75,000,000.
(28) The Funds' investment adviser has implemented a break point schedule for the Funds' management fees. The management fees charged to the Funds will decline as a Fund's assets grow and will continue to be based on a percentage of the Fund's average daily net assets. Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Other expenses for Wells Fargo Advantage VT Opportunity Fund are based on estimates for the current fiscal year. The adviser has committed through April 30, 2007 to waive fees and/or reimburse the expenses to the extent necessary to maintain the Fund's net operating expense ratio. After fee waivers and expense reimbursements net expenses would be 1.00% for Wells Fargo Advantage VT Asset Allocation Fund, 1.00% for Wells Fargo Advantage VT International Core Fund, 1.07% for Wells Fargo Advantage VT Opportunity Fund and 1.20% for Wells Fargo Advantage VT Small Cap Growth Fund. Please refer to the Fund's prospectus for additional details.


--------------------------------------------------------------------------------
11 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
   VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES


THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES*, VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expense of any of the funds for the last fiscal year. They assume that you select both the optional MAV and EEP. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                         IF YOU DO NOT SURRENDER YOUR CONTRACT
                                              IF YOU SURRENDER YOUR CONTRACT            OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                         AT THE END OF THE APPLICABLE TIME PERIOD:     AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY                      1 YEAR     3 YEARS    5 YEARS   10 YEARS      1 YEAR     3 YEARS    5 YEARS   10 YEARS
RAVA ADVANTAGE
With a ten-year surrender charge
schedule                                 $1,566.39  $2,938.47  $4,233.17  $6,807.52      $766.39  $2,238.47  $3,633.17  $6,807.52
RAVA ADVANTAGE
With a seven-year surrender charge
schedule                                  1,466.39   2,838.47   4,033.17   6,807.52       766.39   2,238.47   3,633.17   6,807.52
RAVA SELECT                               1,429.84   3,009.54   3,738.71   6,961.15       792.84   2,309.54   3,738.71   6,961.15
RAVA SELECT - TEXAS                       1,592.84   2,909.54   3,738.71   6,961.15       792.84   2,309.54   3,738.71   6,961.15

                                                                                         IF YOU DO NOT SURRENDER YOUR CONTRACT
                                              IF YOU SURRENDER YOUR CONTRACT            OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                         AT THE END OF THE APPLICABLE TIME PERIOD:     AT THE END OF THE APPLICABLE TIME PERIOD:
QUALIFIED ANNUITY                         1 YEAR     3 YEARS    5 YEARS   10 YEARS      1 YEAR     3 YEARS    5 YEARS   10 YEARS
RAVA ADVANTAGE
With a ten-year surrender charge
schedule                                 $1,545.89  $2,883.11  $4,150.51  $6,685.44      $745.89  $2,183.11  $3,550.51  $6,685.44
RAVA ADVANTAGE
With a seven-year surrender charge
schedule                                  1,445.89   2,783.11   3,950.51   6,685.44       745.89   2,183.11   3,550.51   6,685.44
RAVA SELECT                               1,472.34   2,954.48   3,657.00   6,842.43       772.34   2,254.48   3,657.00   6,842.43
RAVA SELECT - TEXAS                       1,572.34   2,854.48   3,657.00   6,842.43       772.34   2,254.48   3,657.00   6,842.43


--------------------------------------------------------------------------------
12 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
   VARIABLE ANNUITY -- PROSPECTUS

MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds for the last fiscal year. They assume that you do not select any optional benefits. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                         IF YOU DO NOT SURRENDER YOUR CONTRACT
                                              IF YOU SURRENDER YOUR CONTRACT            OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                         AT THE END OF THE APPLICABLE TIME PERIOD:     AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY                      1 YEAR     3 YEARS    5 YEARS   10 YEARS      1 YEAR     3 YEARS    5 YEARS   10 YEARS
RAVA ADVANTAGE
With a ten-year surrender charge
schedule                                  $954.47  $1,179.60  $1,427.59  $1,808.38      $154.47    $479.60    $827.59  $1,808.38
RAVA ADVANTAGE
With a seven-year surrender charge
schedule                                   854.47   1,079.60   1,227.59   1,808.38       154.47     479.60     827.59   1,808.38
RAVA SELECT                                880.91   1,260.24     964.16   2,092.28       180.91     560.24     964.16   2,092.28
RAVA SELECT - TEXAS                        980.91   1,160.24     964.16   2,092.28       180.91     560.24     964.16   2,092.28

                                                                                         IF YOU DO NOT SURRENDER YOUR CONTRACT
                                              IF YOU SURRENDER YOUR CONTRACT            OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                         AT THE END OF THE APPLICABLE TIME PERIOD:     AT THE END OF THE APPLICABLE TIME PERIOD:
QUALIFIED ANNUITY                         1 YEAR     3 YEARS    5 YEARS   10 YEARS      1 YEAR     3 YEARS    5 YEARS   10 YEARS
RAVA ADVANTAGE
With a ten-year surrender charge
schedule                                  $933.97  $1,116.79  $1,320.70  $1,583.32      $133.97    $416.79    $720.70  $1,583.32
RAVA ADVANTAGE
With a seven-year surrender charge
schedule                                   833.97   1,016.79   1,120.70   1,583.32       133.97     416.79     720.70   1,583.32
RAVA SELECT                                860.41   1,197.76     858.42   1,872.83       160.41     497.76     858.42   1,872.83
RAVA SELECT - TEXAS                        960.41   1,097.76     858.42   1,872.83       160.41     497.76     858.42   1,872.83



* In these examples, the $30 contract administrative charge is approximated as a .027% charge for RAVA Advantage, a .035% charge for RAVA Select and a .035% for RAVA Select - Texas. These percentages were determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.

CONDENSED FINANCIAL INFORMATION

(UNAUDITED)


You can find unaudited condensed financial information for the subaccounts in Appendix C.

We do not include any condensed financial information for subaccounts that are new and did not have any activity as of the financial statement date.

FINANCIAL STATEMENTS


You can find our audited financial statements and the audited financial statements of the subaccounts in the SAI.

The SAI does not include audited financial statements for subaccounts that are new and did not have any activity as of the financial statement date.

--------------------------------------------------------------------------------
13 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
   VARIABLE ANNUITY -- PROSPECTUS

THE VARIABLE ACCOUNT AND THE FUNDS

THE VARIABLE ACCOUNT: The variable account was established under Minnesota law on Aug. 23, 1995, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of IDS Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS: The contract currently offers subaccounts investing in shares of the funds listed in the table below.


- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.


- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.


- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund name and management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

-  REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST:
   We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and upon any substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to, fund performance, fund expenses, classes of fund shares available, size of the fund, and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds, and portfolio concentration and sector weightings. We also consider the levels and types of revenue a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to, compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.


--------------------------------------------------------------------------------
14 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
   VARIABLE ANNUITY -- PROSPECTUS

   We and/or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue. The amount of this revenue is most often based on a percentage of average daily net assets invested in the fund. For example, the revenue we receive from affiliates of funds other than the RiverSource Variable Portfolio Funds (unaffiliated funds) currently ranges up to 0.50% of the average daily net assets invested in the fund through this contract and other contracts we or our affiliates issue. In some cases, this revenue may be based, in part, on sales one of our affiliates makes of other securities including, but not limited to, publicly-traded retail mutual funds and/or the average daily net assets resulting from these sales. We or our affiliates may also receive revenue which is not based on a percentage of average daily net assets.

   The amount of this revenue varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Portfolio Funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Portfolio Funds. These revenue payments may also influence recommendations your sales representative makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

   The revenue we receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the contract (see "Expense Summary"). However, the revenue we receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.

   Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid to us and/or our affiliates in 2005.

- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive this revenue for various purposes including, but not limited to:

   - Compensating, training and educating sales representatives who sell the contracts.

   - Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their sales representatives, and granting access to sales representatives of our affiliated selling firms.

   - Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and sales representatives.

   - Providing sub-transfer agency and shareholder servicing to contract owners.

   - Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

   - Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

   - Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the National Association of Securities Dealers, Inc. (NASD).

   - Subaccounting, transaction processing, recordkeeping and administration.

- SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

   - Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

   - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

- SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

   - Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

   - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.


--------------------------------------------------------------------------------
15 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
   VARIABLE ANNUITY -- PROSPECTUS

YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING
FUNDS:


INVESTING IN               INVESTMENT OBJECTIVES AND POLICIES                                INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital           Growth of capital. Invests principally in common stocks of        A I M Advisors, Inc.
Appreciation Fund,         companies likely to benefit from new or innovative products,
Series II Shares           services or processes as well as those with above-average
                           long-term growth and excellent prospects for future growth. The fund can invest up to 25% of its total assets in foreign
                           securities that involve risks not associated with investing solely in the United States.

AIM V.I. Capital           Long-term growth of capital. Invests primarily in securities      A I M Advisors, Inc.
Development Fund,          (including common stocks, convertible securities and bonds) of
Series II Shares           small- and medium-sized companies. The Fund may invest up to
                           25% of its total assets in foreign securities.

AIM V.I. Dynamics Fund,    Capital growth. Invests at least 65% of its net assets            A I M Advisors, Inc.
Series I Shares            primarily in common stocks of mid-sized companies, companies included in the Russell Midcap(R) Growth Index at the time of purchase. The Fund also has the flexibility to invest in other types of securities, including preferred stocks, convertible securities and bonds.

AIM V.I. Financial         Capital growth. Actively managed. Invests at least 80% of its     A I M Advisors, Inc.
Services Fund, Series I    net assets in the equity securities and equity-related
Shares                     instruments of companies involved in the financial services sector. These companies include, but are not limited to, banks, insurance companies, investment and miscellaneous industries
                           (asset managers, brokerage firms, and government-sponsored agencies and suppliers to financial services companies).

AIM V.I. Global Health     Capital growth. The fund seeks to meet its objective by           A I M Advisors, Inc.
Care Fund, Series II       investing, normally, at least 80% of its assets in securities
Shares                     of health care industry companies. The fund may invest up to
                           20% of its total assets in companies located in developing countries, i.e., those countries that are in the initial stages of their industrial cycles. The fund may also invest up to 5%
                           of its total assets in lower-quality debt securities, i.e., junk bonds.

AIM V.I. Technology        Capital growth. The Fund is actively managed. Invests at least    A I M Advisors, Inc.
Fund, Series I Shares      80% of its net assets in equity securities and equity-related instruments of companies engaged in technology-related
                           industries. These include, but are not limited to, various applied technologies, hardware, software, semiconductors,
                           telecommunications equipment and services, and service-related companies in information technology. Many of these products and services are subject to rapid obsolescence, which may lower the market value of securities of the companies in this sector.

AllianceBernstein VPS      Long-term growth of capital. The Fund invests at least 80% of     AllianceBernstein L.P.
Global Technology          its net assets in securities of companies that use technology
Portfolio (Class B)        extensively in the development of new or improved products or processes. Invests in a global portfolio of securities of U.S.
                           and foreign companies selected for their growth potential.

AllianceBernstein VPS      Long-term growth of capital. Invests primarily in                 AllianceBernstein L.P.
Growth and Income          dividend-paying common stocks of large, well-established, "blue
Portfolio (Class B)        chip" companies.


--------------------------------------------------------------------------------
16 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
   VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN               INVESTMENT OBJECTIVES AND POLICIES                                INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS      Long-term growth of capital. Invests primarily in a diversified   AllianceBernstein L.P.
International Value        portfolio of equity securities of established companies
Portfolio (Class B)        selected from more than 40 industries and from more than 40 developed and emerging market countries.

American Century VP        Capital growth. Invests primarily in stocks of growing foreign    American Century Global Investment
International, Class II    companies in developed countries.                                 Management, Inc.

American Century VP        Long-term capital growth. Invests primarily in U.S. companies,    American Century Investment
Ultra(R), Class II         but there is no limit on the amount of assets the Fund can        Management, Inc.
                           invest in foreign companies.

American Century VP        Long-term capital growth, with income as a secondary objective.   American Century Investment
Value, Class II            Invests primarily in stocks of companies that management          Management, Inc.
                           believes to be undervalued at the time of purchase.

Calvert Variable           Income and capital growth. Invests primarily in stocks, bonds     Calvert Asset Management Company,
Series, Inc. Social        and money market instruments which offer income and capital       Inc. (CAMCO), investment adviser.
Balanced Portfolio         growth opportunity and which satisfy the investment and social    SsgA Funds Management, Inc. and New
                           criteria.                                                         Amsterdam Partners, LLP are the
                                                                                             investment subadvisers.

Columbia Marsico Growth    Long-term growth of capital. The Fund invests primarily in        Columbia Management Advisors, LLC
Fund, Variable Series      equity securities of large-capitalization companies that are      (advisor); Marsico Capital
                           selected for their growth potential. It generally holds a core    Management, LLC (sub-advisor)
                           position of between 35 and 50 common stocks. It may hold up to
                           25% of its assets in foreign securities.

Columbia Marsico           Long-term growth of capital. The Fund normally invests at least   Columbia Management Advisors, LLC
International              65% of its assets in common stocks of foreign companies. While    (advisor); Marsico Capital
Opportunities Fund,        the Fund may invest in companies of any size, it focuses on       Management, LLC (sub-advisor)
Variable Series            large companies. These companies are selected for their
                           long-term growth potential. The Fund normally invests in
                           issuers from at least three different countries not including the United States and generally holds a core position of 35 to
                           50 common stocks. The Fund may invest in common stocks of
                           companies operating in emerging markets.

Credit Suisse Trust -      Total return. Invests in commodity-linked derivative              Credit Suisse Asset Management, LLC
Commodity Return           instruments backed by a portfolio of fixed-income securities.
Strategy Portfolio         The portfolio invests in commodity-linked derivative
                           instruments, such as commodity-linked notes, swap agreements, commodity options, futures and options on futures that provide exposure to the investment returns of the commodities markets without investing directly in physical commodities.


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17 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
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
INVESTING IN               INVESTMENT OBJECTIVES AND POLICIES                                INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------------------------------
Eaton Vance VT             High level of current income. Non-diversified mutual fund that    Eaton Vance Management
Floating-Rate Income       normally invests primarily in senior floating rate loans
Fund                       ("Senior Loans"). Senior Loans typically are of below
                           investment grade quality and have below investment grade credit ratings, which ratings are associated with having high risk, speculative characteristics. Investments are actively managed, and may be bought or sold on a daily basis (although loans are generally held until repaid). The investment adviser's staff monitors the credit quality of the Fund holdings, as well as other investments that are available. The Fund may invest up to
                           25% of its total assets in foreign securities and may engage in certain hedging transactions.

Evergreen VA               Capital growth with the potential for current income. Invests     Evergreen Investment Management
Fundamental Large Cap      primarily in common stocks of large U.S. companies whose market   Company, LLC
Fund - Class 2             capitalizations measured at time of purchase fall within the market capitalization range of the companies tracked by the
                           Russell 1000(R) Index.

Fidelity(R) VIP            Seeks long-term capital appreciation. Normally invests            Fidelity Management & Research
Contrafund(R) Portfolio    primarily in common stocks. Invests in securities of companies    Company (FMR), investment manager;
Service Class 2            whose value it believes is not fully recognized by the public.    FMR U.K. and FMR Far East,
                           Invests in either "growth" stocks or "value" stocks or both.      sub-investment advisers.
                           The fund invests in domestic and foreign issuers.

Fidelity(R) VIP Growth     Seeks high total return through a combination of current income   FMR, investment manager; FMR U.K.,
& Income Portfolio         and capital appreciation. Normally invests a majority of assets   FMR Far East, sub-investment
Service Class 2            in common stocks with a focus on those that pay current           advisers.
                           dividends and show potential for capital appreciation. May invest in bonds, including lower-quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation.
                           Invests in domestic and foreign issuers. The Fund invests in either "growth" stocks or "value" stocks or both.

Fidelity(R) VIP Mid Cap    Long-term growth of capital. Normally invests primarily in        FMR, investment manager; FMR U.K.,
Portfolio Service Class 2  common stocks. Normally invests at least 80% of assets in         FMR Far East, sub-investment
                           securities of companies with medium market capitalizations. May   advisers.
                           invest in companies with smaller or larger market
                           capitalizations. Invests in domestic and foreign issuers. The
                           Fund invests in either "growth" or "value" common stocks or both.

Fidelity(R) VIP            Long-term growth of capital. Normally invests primarily in        FMR, investment manager; FMR U.K.,
Overseas Portfolio         common stocks of foreign securities. Normally invests at least    FMR Far East, Fidelity International
Service Class 2            80% of assets in non-U.S. securities.                             Investment Advisors (FIIA) and FIIA
                                                                                             U.K., sub-investment advisers.

FTVIPT Franklin Real       Seeks capital appreciation, with current income as a secondary    Franklin Advisers, Inc.
Estate Fund - Class 2      goal. The Fund normally invests at least 80% of its net assets in investments of companies operating in the real estate
                           sector.


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18 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
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
INVESTING IN               INVESTMENT OBJECTIVES AND POLICIES                                INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Small      Seeks long-term total return. The Fund normally invests at        Franklin Advisory Services, LLC
Cap Value Securities       least 80% of its net assets in investments of small
Fund - Class 2             capitalization companies, and normally invests predominantly in equity securities. For this Fund, small-capitalization
                           companies are those with market capitalization values not
                           exceeding $2.5 billion, at the time of purchase. The Fund
                           invests mainly in equity securities of companies that the
                           manager believes are undervalued.

FTVIPT Mutual Shares       Seeks capital appreciation, with income as a secondary goal.      Franklin Mutual Advisers, LLC
Securities Fund - Class 2  The Fund normally invests mainly in equity securities that the manager believes are undervalued. The Fund normally invests primarily in undervalued stocks and to a lesser extent in risk arbitrage securities and distressed companies.

Goldman Sachs VIT Mid      Seeks long-term capital appreciation. The Fund invests, under     Goldman Sachs Asset Management, L.P.
Cap Value Fund             normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of
                           purchase) ("Net Assets") in a diversified portfolio of equity investments in mid-cap issuers with public stock market
                           capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market
                           capitalization of companies constituting the Russell Midcap(R)
                           Value Index at the time of investment. If the market
                           capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the
                           securities. The capitalization range of the Russell Midcap(R)
                           Value Index is currently between $276 million and $14.9
                           billion. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Net
                           Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign
                           currencies. The Fund may invest in the aggregate up to 20% of its Net Assets in companies with public stock market
                           capitalizations outside the range of companies constituting the
                           Russell Midcap(R) Value Index at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations.

Goldman Sachs VIT          The Fund seeks long-term growth of capital and dividend income.   Goldman Sachs Asset Management, L.P.
Structured U.S. Equity     The Fund invests, under normal circumstances, at least 90% of
Fund                       its total assets (not including securities lending collateral and any investment of that collateral) measured at time of
(previously Goldman        purchase ("Total Assets") in a diversified portfolio of equity
Sachs VIT CORE U.S.        investments in U.S. issuers, including foreign companies that
Equity Fund)               are traded in the United States. However, it is currently
                           anticipated that, under normal circumstances, the Fund will
CORE is a registered       invest at least 95% of its net assets plus any borrowings for
service mark of            investment purposes (measured at the time of purchase) in such
Goldman, Sachs & Co.       equity investments. The Fund's investments are selected using both a variety of quantitative techniques and fundamental
                           research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500 Index. The Fund seeks a broad representation in most major sectors of the U.S. economy and a portfolio consisting of companies with average long-term earnings growth expectations and dividend yields. The Fund is not required to limit its investments to securities in the S&P
                           500 Index. The Fund's investments in fixed-income securities are limited to securities that are considered cash equivalents.


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19 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
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


INVESTING IN               INVESTMENT OBJECTIVES AND POLICIES                                INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series         Long-term growth of capital. Invests, under normal                Janus Capital
Global Technology          circumstances, at least 80% of its net assets in securities of
Portfolio: Service         companies that the portfolio manager believes will benefit
Shares                     significantly from advances or improvements in technology. It implements this policy by investing primarily in equity
                           securities of U.S. and foreign companies selected for their growth potential.

Janus Aspen Series         Long-term growth of capital. Invests, under normal                Janus Capital
International Growth       circumstances, at least 80% of its net assets in securities of
Portfolio: Service         issuers from at least five different countries, excluding the
Shares                     United States. Although the Portfolio intends to invest
                           substantially all of its assets in issuers located outside the
                           United States, it may at times invest in U.S. issuers and under unusual circumstances, it may invest all of its assets in fewer than five countries or even a single country.

Lazard Retirement          Long-term capital appreciation. Invests primarily in equity       Lazard Asset Management, LLC
International Equity       securities, principally common stocks, of relatively large
Portfolio                  non-U.S. companies with market capitalizations in the range of the Morgan Stanley Capital International (MSCI) Europe,
                           Australia and Far East (EAFE(R)) Index that the Investment
                           Manager believes are undervalued based on their earnings, cash flow or asset values.

MFS(R) Investors Growth    Long-term growth of capital and future income. Invests at least   MFS Investment Management(R)
Stock Series - Service     80% of its net assets in common stocks and related securities
Class                      of companies which MFS(R) believes offer better than average prospects for long-term growth.

MFS(R) New Discovery       Capital appreciation. Invests at least 65% of its net assets in   MFS Investment Management(R)
Series - Service Class     equity securities of emerging growth companies.

MFS(R) Utilities Series    Capital growth and current income. Invests primarily in equity    MFS Investment Management(R)
- Service Class            and debt securities of domestic and foreign companies in the utilities industry.

Neuberger Berman           Long-term growth of capital. The Fund invests mainly in foreign   Neuberger Berman Management Inc.
Advisers Management        companies of any size, including companies in developed and
Trust International        emerging industrialized markets. The Fund defines a foreign
Portfolio (Class S)        company as one that is organized outside of the United States and conducts the majority of its business abroad. The Fund seeks to reduce risk by diversifying among many industries.
                           Although it has the flexibility to invest a significant portion of its assets in one country or region, it generally intends to remain well-diversified across countries and geographical
                           regions.

Oppenheimer Global         Long-term capital appreciation. Invests mainly in common stocks   OppenheimerFunds, Inc.
Securities Fund/VA,        of U.S. and foreign issuers that are "growth-type" companies,
Service Shares             cyclical industries and special situations that are considered to have appreciation possibilities.

Oppenheimer Main Street    Seeks capital appreciation. Invests mainly in common stocks of    OppenheimerFunds, Inc.
Small Cap Fund/VA,         small-capitalization U.S. companies that the fund's investment
Service Shares             manager believes have favorable business trends or prospects.

Oppenheimer Strategic      High level of current income principally derived from interest    OppenheimerFunds, Inc.
Bond Fund/VA, Service      on debt securities. Invests mainly in three market sectors:
Shares                     debt securities of foreign governments and companies, U.S.
                           government securities and lower-rated high yield securities of
                           U.S. and foreign companies.


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20 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
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


INVESTING IN               INVESTMENT OBJECTIVES AND POLICIES                                INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT All Asset        Seeks maximum real return consistent with preservation of real    Pacific Investment Management
Portfolio, Advisor         capital and prudent investment management period. The Portfolio   Company LLC
Share Class                seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in
                           Institutional Class shares of the PIMCO Funds, an affiliated open-end investment company, except the All Asset and All Asset
                           All Authority Funds ("Underlying Funds"). Though it is
                           anticipated that the Portfolio will not currently invest in the
                           European StockPLUS(R) TR Strategy, Far East (ex-Japan)
                           StocksPLUS(R) TR Strategy, Japanese StocksPLUS(R) TR Strategy,
                           StocksPLUS(R) Municipal-Backed and StocksPLUS(R) TR Short
                           Strategy Funds, the Portfolio may invest in these Funds in the future, without shareholder approval, at the discretion of the
                           Portfolio's asset allocation sub-adviser.

Pioneer Equity Income      Current income and long-term growth of capital from a portfolio   Pioneer Investment Management, Inc.
VCT Portfolio - Class      consisting primarily of income producing equity securities of
II Shares                  U.S. corporations. Normally, the portfolio invests at least 80%
                           of its total assets in income producing equity securities of
                           U.S. issuers. The income producing equity securities in which the portfolio may invest include common stocks, preferred
                           stocks and interests in real estate investment trusts (REITs).
                           The remainder of the portfolio may be invested in debt
                           securities, most of which are expected to be convertible into common stocks. The portfolio may invest up to 25% of its total assets in REITs.

Pioneer Europe VCT         Long-term growth of capital. Normally, the portfolio invests at   Pioneer Investment Management, Inc.
Portfolio - Class II       least 80% of its total assets in equity securities of European
Shares                     issuers. For purposes of the portfolio's investment policies, equity investments include common stocks, convertible debt and securities with common stock characteristics, such as preferred stocks, rights, depositary receipts and warrants. The portfolio may also purchase and sell forward foreign currency exchange contracts in European currencies in connection with its
                           investments.

Putnam VT Health           Seeks capital appreciation. The fund pursues its goal by          Putnam Investment Management, LLC
Sciences Fund - Class      investing mainly in common stocks of companies in the health
IB Shares                  sciences industries, with a focus on growth stocks. Under
                           normal circumstances, the fund invests at least 80% of its net assets in securities of (a) companies that derive at least 50%
                           of their assets, revenues or profits from the pharmaceutical, health care services, applied research and development and medical equipment and supplies industries, or (b) companies
                           Putnam Management thinks have the potential for growth as a result of their particular products, technology, patents or other market advantages in the health sciences industries.

Putnam VT International    Seeks capital appreciation. The fund pursues its goal by          Putnam Investment Management, LLC
Equity Fund - Class IB     investing mainly in common stocks of companies outside the
Shares                     United States that Putnam Management believes have favorable investment potential. Under normal circumstances, the fund invests at least 80% of its net assets in equity investments.

Putnam VT Vista Fund -     Seeks capital appreciation. The fund pursues its goal by          Putnam Investment Management, LLC
Class IB Shares            investing mainly in common stocks of U.S. companies, with a focus on growth stocks.


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21 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
   VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN               INVESTMENT OBJECTIVES AND POLICIES                                INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable       Maximum total investment return through a combination of          RiverSource Investments
Portfolio - Balanced       capital growth and current income. Invests primarily in a
Fund                       combination of common and preferred stocks, bonds and other debt securities. Under normal market conditions, at least 50%
                           of the Fund's total assets are invested in common stocks and no less than 25% of the Fund's total assets are invested in debt securities. The Fund may invest up to 25% of its total assets in foreign investments.

RiverSource Variable       Maximum current income consistent with liquidity and stability    RiverSource Investments
Portfolio - Cash           of principal. Invests primarily in money market instruments,
Management Fund            such as marketable debt obligations issued by corporations or the U.S. government or its agencies, bank certificates of
                           deposit, bankers' acceptances, letters of credit, and
                           commercial paper, including asset-backed commercial paper.

RiverSource Variable       High total return through current income and capital              RiverSource Investments
Portfolio - Core Bond      appreciation. Under normal market conditions, the Fund invests
Fund                       at least 80% of its net assets in bonds and other debt
                           securities. Although the Fund is not an index fund, it invests primarily in securities like those included in the Lehman
                           Brothers Aggregate Bond Index ("the Index"), which are
                           investment grade and denominated in U.S. dollars. The Index includes securities issued by the U.S. government, corporate bonds, and mortgage- and asset-backed securities. The Fund will not invest in securities rated below investment grade, although it may hold securities that have been downgraded.

RiverSource Variable       High level of current income while attempting to conserve the     RiverSource Investments
Portfolio - Diversified    value of the investment and continuing a high level of income
Bond Fund                  for the longest period of time. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds and other debt securities. At least 50% of the Fund's net assets will be invested in securities like those included in the
                           Lehman Brothers Aggregate Bond Index (Index), which are
                           investment grade and denominated in U.S. dollars. The Index includes securities issued by the U.S. government, corporate bonds, and mortgage- and asset-backed securities. Although the
                           Fund emphasizes high- and medium-quality debt securities, it will assume some credit risk to achieve higher yield and/or capital appreciation by buying lower-quality (junk) bonds.

RiverSource Variable       High level of current income and, as a secondary goal, steady     RiverSource Investments
Portfolio - Diversified    growth of capital. Under normal market conditions, the Fund
Equity Income Fund         invests at least 80% of its net assets in dividend-paying
                           common and preferred stocks.

RiverSource Variable       Long-term capital growth. The Fund's assets are primarily         RiverSource Investments, adviser;
Portfolio - Emerging       invested in equity securities of emerging market companies.       Threadneedle International Limited,
Markets Fund               Under normal market conditions, at least 80% of the Fund's net    an indirect wholly-owned subsidiary
                           assets will be invested in securities of companies that are       of Ameriprise Financial, subadviser.
                           located in emerging market countries, or that earn 50% or more of their total revenues from goods and services produced in emerging market countries or from sales made in emerging market countries.


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22 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
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


INVESTING IN               INVESTMENT OBJECTIVES AND POLICIES                                INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable       Long-term capital growth. The Fund's assets are primarily         RiverSource Investments
Portfolio - Fundamental    invested in equity securities of U.S. companies. Under normal
Value Fund                 market conditions, the Fund's net assets will be invested
                           primarily in companies with market capitalizations of at least
                           $5 billion.

RiverSource Variable       High total return through income and growth of capital.           RiverSource Investments
Portfolio - Global Bond    Non-diversified mutual fund that invests primarily in debt
Fund                       obligations of U.S. and foreign issuers (which may include issuers located in emerging markets). Under normal market
                           conditions, the Fund invests at least 80% of its net assets in investment-grade corporate or government debt obligations
                           including money market instruments of issuers located in at least three different countries.

RiverSource Variable       Total return that exceeds the rate of inflation over the          RiverSource Investments
Portfolio - Global         long-term. Non-diversified mutual fund that, under normal
Inflation Protected        market conditions, invests at least 80% of its net assets in
Securities Fund            inflation-protected debt securities. These securities include inflation-indexed bonds of varying maturities issued by U.S.
                           and foreign governments, their agencies or instrumentalities, and corporations.

RiverSource Variable       Long-term capital growth. Invests primarily in common stocks      RiverSource Investments
Portfolio - Growth Fund    and securities convertible into common stocks that appear to offer growth opportunities. These growth opportunities could result from new management, market developments, or
                           technological superiority. The Fund may invest up to 25% of its total assets in foreign investments.

RiverSource Variable       High current income, with capital growth as a secondary           RiverSource Investments
Portfolio - High Yield     objective. Under normal market conditions, the Fund invests at
Bond Fund                  least 80% of its net assets in high-yielding, high-risk
                           corporate bonds (junk bonds) issued by U.S. and foreign
                           companies and governments.

RiverSource Variable       High total return through current income and capital              RiverSource Investments
Portfolio - Income         appreciation. Under normal market conditions, invests primarily
Opportunities Fund         in income-producing debt securities with an emphasis on the higher rated segment of the high-yield (junk bond) market. The
                           Fund will purchase only securities rated B or above, or unrated securities believed to be of the same quality. If a security falls below a B rating, the Fund may continue to hold the
                           security.

RiverSource Variable       Capital appreciation. Invests primarily in equity securities of   RiverSource Investments, adviser;
Portfolio -                foreign issuers that offer strong growth potential. The Fund      Threadneedle International Limited,
International              may invest in developed and in emerging markets.                  an indirect wholly-owned subsidiary
Opportunity Fund                                                                             of Ameriprise Financial, subadviser.

RiverSource Variable       Capital appreciation. Under normal market conditions, the Fund    RiverSource Investments
Portfolio - Large Cap      invests at least 80% of its net assets in equity securities of
Equity Fund                companies with market capitalization greater than $5 billion at the time of purchase.

RiverSource Variable       Long-term growth of capital. Under normal market conditions,      RiverSource Investments
Portfolio - Large Cap      the Fund invests at least 80% of its net assets in equity
Value Fund                 securities of companies with a market capitalization greater than $5 billion. The Fund may also invest in income-producing equity securities and preferred stocks.


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23 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
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


INVESTING IN               INVESTMENT OBJECTIVES AND POLICIES                                INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable       Growth of capital. Under normal market conditions, the Fund       RiverSource Investments
Portfolio - Mid Cap        invests at least 80% of its net assets in equity securities of
Growth Fund                mid capitalization companies. The investment manager defines mid-cap companies as those whose market capitalization (number of shares outstanding multiplied by the share price) falls within the range of the Russell Midcap(R) Growth Index.

RiverSource Variable       Under normal circumstances, the Fund invests at least 80% of      RiverSource Investments
Portfolio - Mid Cap        its net assets (including the amount of any borrowings for
Value Fund                 investment purposes) in equity securities of medium-sized
                           companies. Medium-sized companies are those whose market
                           capitalizations at the time of purchase fall within the range of the Russell Midcap(R) Value Index.

RiverSource Variable       Long-term capital appreciation. The Fund seeks to provide         RiverSource Investments
Portfolio - S&P 500        investment results that correspond to the total return (the
Index Fund                 combination of appreciation and income) of large-capitalization stocks of U.S. companies. The Fund invests in common stocks included in the Standard & Poor's 500 Composite Stock Price
                           Index (S&P 500). The S&P 500 is made up primarily of
                           large-capitalization companies that represent a broad spectrum of the U.S. economy.

RiverSource Variable       Long-term growth of capital. Invests primarily in common          RiverSource Investments, adviser;
Portfolio - Select         stocks, preferred stocks and securities convertible into common   GAMCO Investors, Inc., subadviser
Value Fund                 stocks that are listed on a nationally recognized securities exchange or traded on the NASDAQ National Market System of the
                           National Association of Securities Dealers. The Fund invests in mid-cap companies as well as companies with larger and smaller market capitalizations.

RiverSource Variable       A high level of current income and safety of principal            RiverSource Investments
Portfolio - Short          consistent with an investment in U.S. government and government
Duration U.S.              agency securities. Under normal market conditions, at least 80%
Government Fund            of the Fund's net assets are invested in securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities.

RiverSource Variable       Long-term capital growth. Under normal market conditions, at      RiverSource Investments, adviser;
Portfolio - Small Cap      least 80% of the Fund's net assets are invested in equity         Kenwood Capital Management LLC,
Advantage Fund             securities of companies with market capitalization of up to $2    subadviser
                           billion or that fall within the range of the Russell 2000(R)
                           Index at the time of investment.

RiverSource Variable       Long-term capital appreciation. Invests primarily in equity       RiverSource Investments, adviser;
Portfolio - Small Cap      securities. Under normal market conditions, at least 80% of the   River Road Asset Management, LLC,
Value Fund                 Fund's net assets will be invested in small cap companies with    Donald Smith & Co., Inc., Franklin
                           market capitalization, at the time of investment, of up to $2.5   Portfolio Associates LLC and Barrow,
                           billion or that fall within the range of the Russell 2000(R)      Hanley, Mewhinney & Strauss, Inc.,
                           Value Index.                                                      subadvisers.

Van Kampen Life            Capital growth and income through investments in equity           Van Kampen Asset Management
Investment Trust           securities, including common stocks, preferred stocks and
Comstock Portfolio,        securities convertible into common and preferred stocks.
Class II Shares

Van Kampen UIF Global      Current income and capital appreciation. Invests primarily in     Morgan Stanley Investment Management
Real Estate Portfolio,     equity securities of companies in the real estate industry        Inc., doing business as Van Kampen,
Class II Shares            located throughout the world, including real estate operating     adviser; Morgan Stanley Investment
                           companies, real estate investment trusts and foreign real         Management and Morgan Stanley
                           estate companies.                                                 Investment Management Company,
                                                                                             sub-adviser


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24 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
   VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN               INVESTMENT OBJECTIVES AND POLICIES                                INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------------------------------
Van Kampen UIF Mid Cap     Long-term capital growth. Invests primarily in growth-oriented    Morgan Stanley Investment Management
Growth Portfolio, Class    equity securities of U.S. mid cap companies and foreign           Inc., doing business as Van Kampen
II Shares                  companies, including emerging market securities.

Wanger International       Long-term growth of capital. Invests primarily in stocks of       Columbia Wanger Asset Management,
Small Cap                  companies based outside the U.S. with market capitalizations of   L.P.
                           less than $5 billion at time of initial purchase.

Wanger U.S. Smaller        Long-term growth of capital. Invests primarily in stocks of       Columbia Wanger Asset Management,
Companies                  small- and medium-size U.S. companies with market                 L.P.
                           capitalizations of less than $5 billion at time of initial purchase.

Wells Fargo Advantage      Long-term total return consistent with reasonable risk. The       Wells Fargo Funds Management, LLC,
VT Asset Allocation        Fund invests in equity and fixed income securities with an        adviser; Wells Capital Management
Fund                       emphasis on equity securities. The Fund does not select           Incorporated, subadviser.
                           individual securities for investment, rather, it buys
                           substantially all of the securities of various indexes to
                           replicate such indexes. The Fund invests the equity portion of its assets in common stocks to replicate the S&P 500 Index, and invests the fixed income portion of its assets in U.S. Treasury
                           Bonds to replicate the Lehman Brothers 20+ Treasury Index. The
                           Fund seeks to maintain a 95% or better performance correlation with the respective indexes, before fees and expenses,
                           regardless of market conditions. The Fund's "neutral" target allocation is 60% equity securities and 40% fixed income
                           securities.

Wells Fargo Advantage      Long-term capital appreciation. The Fund seeks long-term          Wells Fargo Funds Management, LLC,
VT International Core      capital appreciation by investing principally in non-U.S.         adviser; New Star Institutional
Fund                       securities, with focus on companies with strong growth            Managers Limited, subadviser.
                           potential that offer relative values. These companies typically have distinct competitive advantages, high or improving returns on invested capital and a potential for positive earnings
                           surprises. The Fund may invest in emerging markets.

Wells Fargo Advantage      Seeks long-term capital appreciation. We invest in equity         Wells Fargo Funds Management, LLC,
VT Opportunity Fund        securities of medium-capitalization companies that we believe     adviser; Wells Capital Management
                           are under-priced yet, have attractive growth prospects.           Incorporated, subadviser.

Wells Fargo Advantage      Long-term capital appreciation. Focus is on companies believed    Wells Fargo Funds Management, LLC,
VT Small Cap Growth        to have above-average growth potential or that may be involved    adviser; Wells Capital Management
Fund                       in new or innovative products, services and processes. Invests    Incorporated, subadviser.
                           principally in securities of companies with market
                           capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, which is considered a small capitalization index that is expected to change frequently.


--------------------------------------------------------------------------------
25 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
   VARIABLE ANNUITY -- PROSPECTUS

THE FIXED ACCOUNT

You also may allocate purchase payments and purchase payment credits or transfer contract value to the fixed account. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the fixed account increases as we credit interest to the account. Purchase payments and transfers to the fixed account become part of our general account. We credit and compound interest daily based on a 365-day year so as to produce the annual effective rate which we declare. We do not credit interest on leap days (Feb. 29). The interest rate we apply to each purchase payment or transfer to the fixed account is guaranteed for one year. Thereafter, we will change the rates from time to time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing IDS Life annuities, product design, competition, and IDS Life's revenues and expenses.

Interests in the fixed account are not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account. Disclosures regarding the fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. (See "Making the Most of Your Contract -- Transfer policies" for restrictions on transfers involving the fixed account.)

BUYING YOUR CONTRACT


New contracts are not currently being offered.

As the owner, you have all rights and may receive all benefits under the contract. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can become an annuitant if you are 90 or younger.


The contract provides for allocation of purchase payments and purchase payment credits to the subaccounts of the variable account and/or to the fixed account in even 1% increments. For contracts issued on or after July 1, 2003, the amount of any purchase payment allocated to the fixed account cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish a dollar cost averaging arrangement with respect to the purchase payment according to procedures currently in effect.


We applied your initial purchase payment and purchase payment credits to the fixed account and subaccounts you selected within two business days after we received it at our home office.


We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our home office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our home office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.


THE SETTLEMENT DATE

Annuity payouts are scheduled to begin on the settlement date. When we processed your application, we established the settlement date as the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and the date specified below for qualified annuities. Your selected date can align with your actual retirement from a job, or it can be a different date, depending on your needs and goals and on certain restrictions. You also can change the settlement date, provided you send us written instructions at least 30 days before annuity payouts begin.


FOR NONQUALIFIED ANNUITIES AND ROTH IRAs, the settlement date must be:

-  no earlier than the 60th day after the contract's effective date; and

- no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75.

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAs, to comply with IRS regulations, the settlement date generally must be:

- for IRAs, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2, or, if later, retires (except that 5% business owners may not select a settlement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).

If you satisfy your RMDs in the form of partial surrenders from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for these contracts.

--------------------------------------------------------------------------------
26 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
   VARIABLE ANNUITY -- PROSPECTUS

BENEFICIARY

If death benefits become payable before the settlement date while the contract is in force and before annuity payouts begin, we will pay your named beneficiary all or part of the contract value. If there is no named beneficiary, then the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)

PURCHASE PAYMENTS

MINIMUM ALLOWABLE PURCHASE PAYMENTS*

If paying by installments under a scheduled payment plan:

   $23.08 biweekly, or

   $50 per month

                                                     RAVA ADVANTAGE   RAVA SELECT
If paying by any other method:
   initial payment for qualified annuities               $1,000        $ 2,000
   initial payment for nonqualified annuities             2,000         10,000
   for any additional payments                               50             50

* Installments must total at least $600 in the first year. If you do not make any purchase payments for 24 months, and your previous payments total $600 or less, we have the right to give you 30 days' written notice and pay you the total value of your contract in a lump sum. This right does not apply to contracts in New Jersey.

MAXIMUM ALLOWABLE PURCHASE PAYMENTS** based on the age of you or the annuitant, whoever is older, on the effective date of the contract:


                                                         RAVA ADVANTAGE   RAVA SELECT
    through age 85                                           100,000        100,000
    for ages 86 to 90                                         50,000         50,000


 ** These limits apply in total to all IDS Life annuities you own. We reserve the right to increase maximum limits. For qualified annuities the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.

*** For RAVA Advantage contracts with initial purchase payments of more than $999,999, our home office approval is required.


Purchase payment amounts and purchase payment timing may vary by state and may be limited under the terms of your contract. For RAVA Advantage, except for TSAs, purchase payments are limited and may not be made after the third contract anniversary in Massachusetts, Washington and Oregon.


We reserve the right to not accept purchase payments allocated to the fixed account for twelve months following either:

1. a partial surrender from the fixed account; or

2. a lump sum transfer from the fixed account to a subaccount.

HOW TO MAKE PURCHASE PAYMENTS

1 BY LETTER

Send your check along with your name and contract number to:

IDS LIFE INSURANCE COMPANY

70200 AMERIPRISE FINANCIAL CENTER

MINNEAPOLIS, MN 55474

2 BY SCHEDULED PAYMENT PLAN

We can help you set up:

- an automatic payroll deduction, salary reduction or other group billing arrangement; or

-  a bank authorization.

--------------------------------------------------------------------------------
27 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
   VARIABLE ANNUITY -- PROSPECTUS

PURCHASE PAYMENT CREDITS

FOR RAVA ADVANTAGE: we add a credit to your contract in the amount of:

-  1% of each purchase payment received:

   -  if you elect the ten-year surrender charge schedule for your contract*; OR

   - if you elect the seven-year surrender charge schedule for your contract AND your initial purchase payment to the contract is at least $100,000.

- 2% of each purchase payment received if you elect the ten-year surrender charge schedule for your contract* AND your initial purchase payment to the contract is at least $100,000.

To the extent a death benefit or surrender payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; or (2) a request for surrender charge waiver due to Nursing Home Confinement, we will assess a charge, similar to a surrender charge, equal to the amount of the purchase payment credits.* The amount we pay to you under these circumstances will always equal or exceed your surrender value.

Surrender charges under RAVA Advantage may be higher and longer than those for contracts that do not have purchase payment credits. The amount of the credits may be more than offset by the additional charges associated with them. Because of higher charges, there could be circumstances where you may be worse off purchasing one of these contracts with the credits than purchasing other contracts. All things being equal (such as fund performance and availability), this may occur if you select the ten-year surrender charge and you make a full surrender in years five through ten. We pay for the credits under RAVA Advantage primarily through revenue from a higher and longer surrender charge schedule and through lower costs associated with larger sized contracts, including lower compensation paid on the sales of these contracts.

FOR RAVA SELECT: we add a credit to your contract in the amount of 1% of each purchase payment received in the first contract year if your initial purchase payment to the contract is at least $250,000.


To the extent a death benefit or surrender payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; or (2) a request for surrender charge waiver due to Nursing Home Confinement, we will assess a charge, similar to a surrender charge, equal to the amount of the purchase payment credits.* The amount we pay to you under these circumstances will always equal or exceed your surrender value.

Expenses under RAVA Select may be higher than those for contracts that do not have purchase payment credits. The amount of the credits may be more than offset by the additional charges associated with them. Because of higher charges, you may be worse off purchasing this contract. We pay for the credits under RAVA Select primarily through lower costs associated with larger sized contracts, including lower compensation paid on the sales of these contracts.


We fund all credits from our general account. We do not consider credits to be "investments" for income tax purposes. (See "Taxes.")

We allocate each credit to your contract value when the applicable purchase payment is applied to your contract value. We allocate such credits to your contract value according to allocation instructions in effect for your purchase payments.


* The ten-year surrender charge under RAVA Advantage is not available in Oregon. Contracts purchased in Oregon are only eligible for a 1% purchase payment credit if the initial purchase payment is at least $100,000. For contracts purchased in Oregon, we will not assess a charge equal to the amount of the purchase payment credits upon payment of a death benefit or surrender.


We will reverse credits from the contract value for any purchase payment that is not honored. The amount returned to you under the free look provision also will not include any credits applied to your contract. (See "The Contract in Brief - Free look period.")

We reserve the right to increase the amount of the credit for certain groups of contract owners. The increase will not be greater than 8% of total net purchase payments. We would pay for increases in credit amounts primarily through reduced expenses expected from such groups.

--------------------------------------------------------------------------------
28 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
   VARIABLE ANNUITY -- PROSPECTUS

CHARGES

CONTRACT ADMINISTRATIVE CHARGE

We charge this fee for establishing and maintaining your records. We deduct $30 from the contract value of RAVA Advantage or RAVA Select on your contract anniversary at the end of each contract year. We prorate this charge among the subaccounts and the fixed account in the same proportion your interest in each account bears to your total contract value.

We will waive this charge when your contract value, or total purchase payments less any payments surrendered, is $50,000 or more on the current contract anniversary.

If you surrender your contract, we will deduct the charge at the time of surrender regardless of the contract value or purchase payments made. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

MORTALITY AND EXPENSE RISK FEE

We charge this fee daily to the subaccounts. The unit values of your subaccounts reflect this fee, which is a percentage of their average daily net assets, on an annual basis as follows:

                                                     RAVA ADVANTAGE   RAVA SELECT
For nonqualified annuities                                0.95%          1.20%
For qualified annuities                                   0.75%          1.00%

This fee covers the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. This fee does not apply to the fixed account.

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because we cannot increase the contract administrative charge and this charge may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the surrender charge, discussed in the following paragraphs, will cover sales and distribution expenses.

MAV RIDER FEE

We charge a fee for the optional feature only if you select it(1). If selected, we deduct an annual fee of 0.25%(2) of your contract value of RAVA Advantage or RAVA Select on your contract anniversary at the end of each contract year. We prorate this fee among the subaccounts and fixed accounts in the same proportion your interest in each account bears to your total contract value.

If the contract terminates for any reason except death or at the settlement date, we will deduct this fee, adjusted for the number of calendar days coverage was in place. If you choose to drop this rider on an anniversary (subject to the restrictions given in "Optional Benefits"), we will deduct this fee on that anniversary. We cannot increase this annual fee after the rider effective date, and it does not apply after annuity payouts begin or when we pay death benefits.

--------------------------------------------------------------------------------
29 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
   VARIABLE ANNUITY -- PROSPECTUS

EEB RIDER FEE

We charge a fee for the optional feature only if you select it(1). If selected, we deduct an annual fee of 0.30% of your contract value of RAVA Advantage or RAVA Select on your contract anniversary at the end of each contract year. We prorate this fee among the subaccounts and fixed accounts in the same proportion your interest in each account bears to your total contract value.

If the contract terminates for any reason except death or at the settlement date, we will deduct this fee, adjusted for the number of calendar days coverage was in place. If you choose to drop this rider on an anniversary (subject to the restrictions given in "Optional Benefits"), we will deduct this fee on that anniversary. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

EEP RIDER FEE

We charge a fee for the optional feature only if you select it(1). If selected, we deduct an annual fee of 0.40% of your contract value of RAVA Advantage or RAVA Select on your contract anniversary at the end of each contract year. We prorate this fee among the subaccounts and fixed accounts in the same proportion your interest in each account bears to your total contract value.

If the contract terminates for any reason except death or at the settlement date, we will deduct this fee, adjusted for the number of calendar days coverage was in place. If you choose to drop this rider on an anniversary (subject to the restrictions given in "Optional Benefits"), we will deduct this fee on that anniversary. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

(1) You may select any one of the MAV, EEB or EEP riders. Or you may select the MAV and either the EEB or the EEP. However, you cannot select both the EEB and the EEP. Riders may not be available in all states. The MAV, EEB and EEP riders are only available if you and the annuitant are age 75 or younger at the rider effective date. EEP is only available on contracts purchased through a transfer or exchange.
(2) For contracts purchased before May 1, 2003, the MAV rider fee for RAVA Advantage and RAVA Select is 0.15%.

SURRENDER CHARGE

If you surrender all or part of your contract, you may be subject to a surrender charge. For RAVA Advantage, a surrender charge applies if all or part of the surrender amount is from purchase payments we received within seven or ten years before surrender. For RAVA Select, a surrender charge applies if you surrender all or part of your purchase payments in the first three contract years. You select the surrender charge period at the time of your application for the contract. The surrender charge percentages that apply to you are shown in your contract.

You may surrender an amount during any contract year without a surrender charge. We call this amount the Total Free Amount (TFA). The TFA is defined as the greater of:


-  10% of the contract value on the prior contract anniversary, and


-  current contract earnings.


NOTE: We determine current contract earnings by looking at the entire contract value, not the earnings of any particular subaccount or the fixed account.


Amounts surrendered in excess of the TFA may be subject to a surrender charge as described below.

SURRENDER CHARGE UNDER RAVA ADVANTAGE:

For purposes of calculating any surrender charge under RAVA Advantage, we treat amounts surrendered from your contract value in the following order:

1. First, we surrender the TFA.We do not assess a surrender charge on the TFA.

2. Next, we surrender purchase payments received prior to the surrender charge period you selected and shown in your contract. We do not assess a surrender charge on these purchase payments.

3. Finally, if necessary, we surrender purchase payments received that are still within the surrender charge period you selected and shown in your contract. We surrender these payments on a first-in, first-out (FIFO) basis. We do assess a surrender charge on these payments.

We determine your surrender charge by multiplying each of your payments surrendered by the applicable surrender charge percentage, and then adding the total surrender charges.

--------------------------------------------------------------------------------
30 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
   VARIABLE ANNUITY -- PROSPECTUS

The surrender charge percentage depends on the number of years since you made the payments that are surrendered, depending on the schedule you selected*:

                  SEVEN-YEAR SCHEDULE                                           TEN-YEAR SCHEDULE*
NUMBER OF COMPLETED YEARS FROM        SURRENDER CHARGE        NUMBER OF COMPLETED YEARS FROM        SURRENDER CHARGE
DATE OF EACH PURCHASE PAYMENT            PERCENTAGE           DATE OF EACH PURCHASE PAYMENT            PERCENTAGE
              0                              7%                            0                               8%

              1                              7                             1                               8

              2                              7                             2                               8

              3                              6                             3                               7

              4                              5                             4                               7

              5                              4                             5                               6

              6                              2                             6                               5

              7                              0                             7                               4

                                                                           8                               3

                                                                           9                               2

                                                                          10                               0


* The ten-year surrender charge schedule under RAVA Advantage is not available in Oregon. For contracts issued in Massachusetts, Oregon and Washington, we waive surrender charges after the tenth contract anniversary.

SURRENDER CHARGE UNDER RAVA SELECT (EXCEPT TEXAS):

For purposes of calculating any surrender charge under RAVA Select, we treat amounts surrendered from your contract value in the following order:

1. First, we surrender the TFA. We do not assess a surrender charge on the TFA.

2. Next, if necessary, we surrender purchase payments. We do assess a surrender charge on these payments during the first three contract years as follows:

                               CONTRACT YEAR                SURRENDER CHARGE PERCENTAGE

                                     1                                 7%

                                     2                                 7

                                     3                                 7

                                     Thereafter                        0

SURRENDER CHARGE UNDER RAVA SELECT IN TEXAS:

For purposes of calculating any surrender charge under RAVA Select in Texas, we treat amounts surrendered from your contract value in the following order:

1. First, we surrender the TFA. We do not assess a surrender charge on the TFA.

2. Next, if necessary, we surrender purchase payments. We surrender amounts from the oldest purchase payments first. We do assess a surrender charge on these payments during the first three contract years as follows:

                                                                                  SURRENDER CHARGE PERCENTAGE
                                                                      (AS A PERCENTAGE OF PURCHASE PAYMENTS SURRENDERED)
                                                                                       IN CONTRACT YEAR
                         PAYMENTS MADE IN CONTRACT YEAR               1            2            3            THEREAFTER

                                       1                              8%           7%           6%               0%

                                       2                                           8            7                0

                                       3                                                        8                0

                                       Thereafter                                                                0


PARTIAL SURRENDERS UNDER RAVA ADVANTAGE AND RAVA SELECT

For a partial surrender that is subject to a surrender charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable surrender charge. The surrender charge percentage is applied to this total amount. We pay you the amount you requested.

For an example, see Appendix A.

--------------------------------------------------------------------------------
31 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
   VARIABLE ANNUITY -- PROSPECTUS

SURRENDER CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a surrender. The amount that you can surrender is the present value of any remaining variable payouts. The surrender charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.

                                                                         ASSUMED INVESTMENT RATE
                                                                     3.50%                      5.00%
Qualified annuity discount rate                                      4.72%                      6.22%

Nonqualified annuity discount rate                                   4.92%                      6.42%

WAIVER OF SURRENDER CHARGES

We do not assess surrender charges for:

-  surrenders of any contract earnings;

- surrenders of amounts totaling up to 10% of the contract value on the prior contract anniversary to the extent it exceeds contract earnings;

- amounts surrendered after the tenth contract anniversary in Massachusetts, Washington and Oregon;

- required minimum distributions from a qualified annuity provided the amount is no greater than the RMDs for the specific contract in force;

- contracts settled using an annuity payout plan, unless an Annuity Payout Plan E is later surrendered;

-  amounts we refund to you during the free look period*;

-  death benefits*; and

- surrenders you make under your contract's "Waiver of Surrender Charges for Nursing Home Confinement" provision*. To the extent permitted by state law, this provision applies when you are under age 76 on the date that we issue the contract. Under this provision, we will waive surrender charges that we normally assess upon full or partial surrender. Under RAVA Advantage, you must provide proof satisfactory to us that, as of the date you request the surrender, you or the annuitant are confined to a nursing home and have been for the prior 90 days and the confinement began after the contract date. Under RAVA Select, you must provide proof satisfactory to us that, as of the date you request the surrender, you or your spouse are confined to a nursing home or hospital and have been for the prior 90 days and the confinement began after the contract date. (See your contract for additional conditions and restrictions on this waiver.)

* However, we will reverse certain purchase payment credits. (See "Buying your contract -- Purchase payment credits.")


OTHER INFORMATION ON CHARGES: Ameriprise Financial, Inc. makes certain custodial services available to some profit sharing, money purchase and target benefit plans funded by our annuities. Fees for these services start at $30 per calendar year per participant. Ameriprise Financial, Inc. will charge a termination fee for owners under age 59 1/2 (fee waived in case of death or disability).


POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and surrender charges. However, we expect this to occur infrequently.


FUND FEES AND EXPENSES

There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")


PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was sold. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you surrender your contract.

--------------------------------------------------------------------------------
32 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
   VARIABLE ANNUITY -- PROSPECTUS

VALUING YOUR INVESTMENT

We value your accounts as follows:

FIXED ACCOUNT

We value the amounts you allocated to the fixed account directly in dollars. The fixed account value equals:

- the sum of your purchase payments and purchase payment credits and transfer amounts allocated to the fixed account;

-  plus interest credited;

- minus the sum of amounts surrendered (including any applicable surrender charges) and amounts transferred out;

-  minus any prorated portion of the contract administrative charge;

-  minus any prorated portion of the MAV rider fee (if selected);

-  minus any prorated portion of the EEB rider fee (if selected); and

-  minus any prorated portion of the EEP rider fee (if selected).

SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits to a subaccount, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial surrender, transfer amounts out of a subaccount, or we assess a contract administrative charge or fee for any optional riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses. Here is how we calculate accumulation unit values:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: the current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

-  dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

-  additional purchase payments you allocate to the subaccounts;

-  any purchase payment credits allocated to the subaccounts;

-  transfers into or out of the subaccounts;

-  partial surrenders;

-  surrender charges;

and a deduction of:

-  a prorated portion of the contract administrative charge;

-  a prorated portion of the MAV rider fee (if selected);

-  a prorated portion of the EEB rider fee (if selected); and/or

-  a prorated portion of the EEP rider fee (if selected).


Accumulation unit values will fluctuate due to:


-  changes in fund net asset value;

-  fund dividends distributed to the subaccounts;

-  fund capital gains or losses;

-  fund operating expenses; and

-  mortality and expense risk fees.

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33 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
   VARIABLE ANNUITY -- PROSPECTUS

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the fixed account to one or more subaccounts. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                                                 NUMBER
By investing an equal number                                 AMOUNT         ACCUMULATION        OF UNITS
of dollars each month ...                      MONTH        INVESTED         UNIT VALUE         PURCHASED
                                                Jan           $100              $20               5.00

                                                Feb            100               18               5.56

you automatically buy                           Mar            100               17               5.88
more units when the
per unit market price is low ... ------>        Apr            100               15               6.67

                                                May            100               16               6.25

                                                Jun            100               18               5.56

                                                Jul            100               17               5.88

and fewer units                                 Aug            100               19               5.26
when the per unit
market price is high.            ------>        Sept           100               21               4.76

                                                Oct            100               20               5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your sales representative.

ASSET REBALANCING

You can ask us in writing to have the variable subaccount portion of your contract value allocated according to the percentages (in whole percentage amounts ) that you choose. We automatically will rebalance the variable subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing or by any other method acceptable to us, to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your sales representative.

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34 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
   VARIABLE ANNUITY -- PROSPECTUS

TRANSFERRING BETWEEN ACCOUNTS


You may transfer contract value from any one subaccount, or the fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the fixed account.

When your request to transfer will be processed depends on when we receive it:

- If we receive your transfer request at our home office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

- If we receive your transfer request at our home office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments.

We may suspend or modify transfer privileges at any time.


WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE OR LESS RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.


Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower, too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.


IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as dollar-cost averaging. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer requests, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.


If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

-  requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

-  not accepting telephone or electronic transfer requests;

-  requiring a minimum time period between each transfer;

-  not accepting transfer requests of an agent acting under power of attorney;

-  limiting the dollar amount that you may transfer at any one time; or

-  suspending the transfer privilege.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.


We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.


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35 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
   VARIABLE ANNUITY -- PROSPECTUS

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE, EXCHANGE AND REDEMPTION OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE BUT NOT BE LIMITED TO PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

- Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Further the risks of market timing may be greater for underlying funds that invest in securities, such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSES TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

For information on transfers after annuity payouts begin, see "Transfer policies" below.


TRANSFER POLICIES

- Before annuity payouts begin, you may transfer contract values between the subaccounts. You may also transfer contract values from the subaccounts to the fixed account. However, if you made a transfer from the fixed account to the subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next contract anniversary. For contracts issued on or after July 1, 2003, the amount of contract value transferred to the fixed account cannot result in the value of the fixed account being greater than 30% of the contract value.

- You may transfer contract values from the fixed account to the subaccounts once a year during a 31-day transfer period starting on each contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). For contracts issued on or after July 1, 2003, the transfers out of the fixed account are limited to the greater of: a) 30% of the fixed account value at the beginning of the contract year, or b) the amount transferred out of the fixed account in the previous contract year, excluding any automated transfer amounts.

- If we receive your request within 30 days before the contract anniversary date, the transfer from the fixed account to the subaccounts will be effective on the anniversary.

- If we receive your request on or within 30 days after the contract anniversary date, the transfer from the fixed account to the subaccounts will be effective on the valuation date we receive it.

- We will not accept requests for transfers from the fixed account at any other time.

- Once annuity payouts begin, you may not make transfers to or from the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, you cannot invest in more than five subaccounts at any one time unless we agree otherwise.

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36 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
   VARIABLE ANNUITY -- PROSPECTUS

HOW TO REQUEST A TRANSFER OR SURRENDER

1 BY LETTER


Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or surrender to:


IDS LIFE INSURANCE COMPANY

70100 AMERIPRISE FINANCIAL CENTER

MINNEAPOLIS, MN 55474

MINIMUM AMOUNT

Transfers or surrenders:   $250 or entire account balance

MAXIMUM AMOUNT

Transfers or surrenders:   Contract value or entire account balance


* Failure to provide your Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.


2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL SURRENDERS

Your sales representative can help you set up automated transfers among your subaccounts or fixed account or partial surrenders from the accounts.

You can start or stop this service by written request or other method acceptable to us. You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the fixed account within 12 months.

- Automated surrenders may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial surrenders are in effect.

- Automated partial surrenders may result in IRS taxes and penalties on all or part of the amount surrendered.

- The balance in any account from which you make an automated transfer or automated partial surrender must be sufficient to satisfy your instructions. If not, we will suspend your entire automated arrangement until the balance is adequate.

- If we must suspend your automated transfer or automated partial surrender arrangement for six months, we reserve the right to discontinue the arrangement in its entirety.

MINIMUM AMOUNT

Transfers or surrenders:   $50

MAXIMUM AMOUNT

Transfers or surrenders:   None (except for automated transfers from the fixed
                           account)

3 BY PHONE

Call between 7 a.m. and 7 p.m. Central time:

(800) 862-7919

TTY service for the hearing impaired:

(800) 285-8846

MINIMUM AMOUNT

Transfers or surrenders:   $250 or entire account balance

MAXIMUM AMOUNT

Transfers:                 Contract value or entire account balance

Surrenders:                $100,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or surrender requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and tape recording calls. We will not allow a telephone surrender within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers or surrenders are automatically available. You may request that telephone transfers or surrenders NOT be authorized from your account by writing to us.

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37 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
   VARIABLE ANNUITY -- PROSPECTUS

SURRENDERS

You may surrender all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. We will process your surrender request on the valuation date we receive it. If we receive your surrender request at our home office before the close of business, we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request. If we receive your surrender request at our home office at or after the close of business, we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request. We may ask you to return the contract. You may have to pay contract administrative charges, surrender charges, or any applicable optional rider charges (see "Charges"), and IRS taxes and penalties (see "Taxes"). You cannot make surrenders after annuity payouts begin except under Plan E (see "The Annuity Payout Period -- Annuity Payout Plans").

Any partial surrenders you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected also will be reduced. In addition, surrenders you are required to take to satisfy the RMDs under the Code may reduce the value of certain death benefits and optional benefits (see "Taxes -- Qualified Annuities -- Required Minimum Distributions").

SURRENDER POLICIES

If you have a balance in more than one account and you request a partial surrender, we will withdraw money from all your subaccounts and/or the fixed account in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise. The minimum contract value after partial surrender is $600.

RECEIVING PAYMENT

1 BY REGULAR OR EXPRESS MAIL

-  payable to you;

-  mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

2 BY WIRE

-  request that payment be wired to your bank;

-  bank account must be in the same ownership as your contract; and

-  pre-authorization required.

NOTE: We will charge you a fee if you request that payment be wired to your bank. For instructions, please contact your sales representative.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

   - the surrender amount includes a purchase payment check that has not cleared;

   -  the NYSE is closed, except for normal holiday and weekend closings;

   -  trading on the NYSE is restricted, according to SEC rules;

   - an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

   - the SEC permits us to delay payment for the protection of security holders.

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38 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
   VARIABLE ANNUITY -- PROSPECTUS

TSA -- SPECIAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

   -  you are at least age 59 1/2;

   -  you are disabled as defined in the Code;

   -  you severed employment with the employer who purchased the contract; or

   -  the distribution is because of your death.

- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

- If the contract has a loan provision, the right to receive a loan is described in detail in your contract.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our home office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

Please consider carefully whether or not you wish to change ownership of your nonqualified annuity if you have elected the MAV, EEB or EEP. If you change ownership of your contract, we will terminate the EEP. This includes both the EEP Part I benefits and the EEP Part II benefits. (See the description of these terms in "Optional Benefits.") In addition, the terms of the EEB and the MAV will change due to a change of ownership. If either the new owner or the annuitant is older than age 75, the EEB will terminate. Otherwise, the EEB will effectively "start over". We will treat the EEB as if it is issued on the day the change of ownership is made, using the attained age of the new owner as the "issue age" to determine the benefit levels. The account value on the date of the ownership change will be treated as a "purchase payment" in determining future values of "earnings at death" under the EEB. If either the new owner or the annuitant is older than age 75, the MAV will terminate. If the MAV on the date of ownership change is greater than the account value on the date of the ownership change, the MAV will be set equal to the account value. Otherwise, the MAV value will not change due to a change in ownership. Please see the descriptions of these riders in "Optional Benefits."

The rider charges described in "Charges" will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force) for any rider that continues after a change of ownership. We reserve the right to assess charges for the number of days the rider was in force for any rider that is terminated due to a change of ownership.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in similar capacity, ownership of the contract may be transferred to the annuitant.

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39 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
   VARIABLE ANNUITY -- PROSPECTUS

BENEFITS IN CASE OF DEATH -- STANDARD DEATH BENEFIT

We will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary as follows:

If both you and the annuitant are age 80 or younger on the date of death, the beneficiary receives the greatest of:

-  contract value;

-  purchase payments minus adjusted partial surrenders; or

- the contract value as of the most recent sixth contract anniversary, preceding the date of death, plus any purchase payments since that anniversary, minus adjusted partial surrenders since that anniversary.

If either you or the annuitant are age 81 or older on the date of death, the beneficiary receives the greater of:

-  contract value; or

-  purchase payments minus adjusted partial surrenders.

ADJUSTED PARTIAL SURRENDERS

                                     PS X DB
                                     -------
                                       CV

     PS = the partial surrender including any applicable surrender charge.

     DB = is the death benefit on the date of (but prior to) the partial surrender.


     CV = the contract value on the date of (but prior to) the partial surrender.


EXAMPLE OF STANDARD DEATH BENEFIT CALCULATION WHEN YOU AND THE ANNUITANT ARE AGE 80 OR YOUNGER:


-  You purchase the contract with a payment of $20,000 on Jan. 1, 2006.

- On Jan 1, 2012 (the sixth contract anniversary) the contract value grows to $30,000.

- March 1, 2012 the contract value falls to $28,000 at which point you take a $1,500 partial surrender, leaving a contract value of $26,500.

     We calculate the death benefit on March 1, 2012 as follows:


       The contract value on the most recent sixth contract anniversary:          $30,000.00

       plus purchase payments made since that anniversary:                             +0.00

       minus adjusted partial surrenders taken since that anniversary calculated as:

       $1,500 X $30,000
       ----------------
            $28,000                                                                -1,607.14
                                                                                  ----------
       for a death benefit of:                                                    $28,392.86


IF YOU DIE BEFORE YOUR SETTLEMENT DATE

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the next accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES


If your spouse is sole beneficiary and you die before the settlement date, your spouse may keep the contract as owner. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force.

If you elected any optional contract features and riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders.

If your beneficiary is not your spouse, we will pay the beneficiary in a lump sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

- payouts begin no later than one year after your death, or other date as permitted by the IRS; and


- the payout period does not extend beyond the beneficiary's life or life expectancy.

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40 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
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

QUALIFIED ANNUITIES

- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout plan, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.


   If you elected any optional contract features and riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders.


- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout, or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a lump sum unless the beneficiary elects to receive payouts under any annuity payout plan available under this contract if:


   - the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and


   -  payouts begin no later than one year following the year of your death; and

   - the payout period does not extend beyond the beneficiary's life or life expectancy.

- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.


DEATH BENEFIT PAYMENT IN A LUMP SUM: We may pay all or part of the death benefit to your beneficiary in a lump sum under either a nonqualified or qualified annuity. We will pay the death benefit by check unless your beneficiary has chosen to have the death benefit directly deposited into a checking account.


OPTIONAL BENEFITS

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT (MAV)

The MAV is intended to provide additional death benefit protection in the event of fluctuating fund values. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The MAV does not provide any additional benefit before the first contract anniversary after the rider effective date. The MAV may be of less value if you or the annuitant is older since we stop resetting the maximum anniversary value at age 81. Although we stop resetting the maximum anniversary value at age 81, the MAV rider fee continues to apply until the rider terminates. In addition, the MAV does not provide any additional benefit with respect to fixed account values during the time you have amounts allocated to the fixed account. Be sure to discuss with your sales representative whether or not the MAV is appropriate for your situation.


If this MAV rider is available in your state and both you and the annuitant are age 75 or younger at contract issue, you may choose to add the MAV to your contract. Generally, you must elect the MAV at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the MAV may be after we issue the contract according to terms determined by us and at our sole discretion.


On the first contract anniversary after the rider effective date we set the maximum anniversary value equal to the highest of your (a) current contract value, or (b) total purchase payments minus adjusted partial surrenders. Every contract anniversary after that, through age 80, we compare the previous anniversary's maximum anniversary value plus subsequent purchase payments less subsequent adjusted partial surrenders to the current contract value and we reset the maximum anniversary value if the current contract value is higher. We stop resetting the maximum anniversary value at age 81. However, we continue to add subsequent purchase payments and subtract adjusted partial surrenders from the maximum anniversary value.

If you die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of:

-  contract value; or

-  purchase payments minus adjusted partial surrenders; or

- the maximum anniversary value as calculated on the most recent contract anniversary plus subsequent purchase payments made to the contract minus adjustments for partial surrenders since that contract anniversary.

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41 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
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

TERMINATING THE MAV

- You may terminate the MAV rider within 30 days of the first contract anniversary after the rider effective date.

- You may terminate the MAV rider within 30 days of any contract anniversary beginning with the seventh contract anniversary.

- The MAV rider will terminate when you make a full surrender from the contract or when annuity payouts begin.

- The MAV rider will terminate in the case of spousal continuation or ownership change if the new owner is age 76 or older.

If you terminate the MAV, the standard death benefit applies.

For an example, see Appendix B.


IN GENERAL, IF YOUR SPOUSE IS THE SOLE BENEFICIARY, your spouse may choose to continue the contract as the contract owner. The contract value will be equal to the death benefit that would otherwise have been paid under the MAV. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. If your spouse has reached age 76 at the time he or she elects to continue the contract, the MAV rider will terminate. If your spouse has not yet reached age 76 at the time he or she elects to continue the contract, he or she may choose to continue the MAV rider. In this case, the rider charges described in "Charges" will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force). These charges will be based on the total contract value on the anniversary, including the additional amounts paid into the contract under the MAV rider. If, at the time he or she elects to continue the contract, your spouse has not yet reached age 76 and chooses not to continue the MAV rider, the contract value will be increased to the MAV death benefit amount if it is greater than the contract value on the death benefit valuation date.


ENHANCED EARNINGS DEATH BENEFIT (EEB)

The EEB is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The EEB provides for reduced benefits if you or the annuitant is age 70 or older at the rider effective date and it does not provide any additional benefit before the first contract anniversary. The EEB also may result in reduced benefits if you take RMDs (see "Taxes -- Qualified Annuities -- Required Minimum Distributions") from your qualified annuity or any partial surrenders during the life of your contract, both of which may reduce contract earnings. This is because the benefit paid by the EEB is determined by the amount of earnings at death. Be sure to discuss with your sales representative and your tax advisor whether or not the EEB is appropriate for your situation.


If this EEB rider is available in your state and both you and the annuitant are age 75 or younger at the rider effective date, you may choose to add the EEB to your contract. Generally, you must elect the EEB at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the EEB may be after we issue the contract according to terms determined by us and at our sole discretion. You may not select this rider if you select the EEP.


The EEB provides that if you or the annuitant dies after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

- the standard death benefit amount (see "Benefits in Case of Death -- Standard Benefit") or the MAV death benefit amount, if applicable,

PLUS

- 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date; or

- 15% of your earnings at death if you or the annuitant were age 70 or older on the rider effective date.

Additional death benefits payable under the EEB are not included in the adjusted partial surrender calculation.

EARNINGS AT DEATH FOR THE EEB AND EEP: If the rider effective date for the EEB or EEP is the contract issue date, earnings at death is an amount equal to:

   - the standard death benefit amount or the MAV death benefit amount, if applicable (the "death benefit amount")

   -  MINUS purchase payments not previously surrendered.

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42 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
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

The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously surrendered that are one or more years old.

If the rider effective date for the EEB is AFTER the contract issue date, earnings at death is an amount equal to the death benefit amount

   -  MINUS the greater of:

      - the contract value as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that contract value since that rider effective date; or

      - an amount equal to the death benefit amount as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that death benefit amount since that rider effective date

   - PLUS any purchase payments made on or after the EEB rider effective date not previously surrendered.

The earnings at death may not be less than zero and may not be more than 250% multiplied by:

   -  the greater of:

      - the contract value as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that contract value since that rider effective date; or

      - an amount equal to the death benefit amount as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that death benefit amount since that rider effective date

   - PLUS any purchase payments made on or after the EEB rider effective date not previously surrendered that are one or more years old.

TERMINATING THE EEB

- You may terminate the EEB rider within 30 days of the first contract anniversary after the rider effective date.

- You may terminate the EEB rider within 30 days of any contract anniversary beginning with the seventh contract anniversary after the rider effective date.

- The EEB rider will terminate when you make a full surrender from the contract or when annuity payouts begin.

- The EEB rider will terminate in the case of spousal continuation or ownership change if the new owner is age 76 or older.

For an example, see Appendix B.

IN GENERAL, IF YOUR SPOUSE IS THE SOLE BENEFICIARY, and your spouse chooses to continue the contract as the contract owner, we will pay an amount into the contract so that the contract value equals the total death benefit payable under the EEB. If the spouse is age 76 or older at the time he or she elects to continue the contract, then the EEB rider will terminate. If your spouse is less than age 76 at the time he or she elects to continue the contract, he or she may choose to continue the EEB. In this case, the following conditions will apply:

- the EEB rider will continue, but we will treat the new contract value on the date the ownership of the contract changes to your spouse (after the additional amount is paid into the contract) as if it is a purchase payment in calculating future values of "earnings at death."

- the percentages of "earnings at death" payable will be based on your spouse's age at the time he or she elects to continue the contract.

- the EEB rider charges described in "Charges -- EEB Rider Fee" will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force). These charges will be based on the total contract value on the anniversary, including the additional amounts paid into the contract under the EEB rider.

NOTE: For special tax considerations associated with the EEB, see "Taxes."

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43 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
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

ENHANCED EARNINGS PLUS DEATH BENEFIT (EEP)

The EEP is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The EEP provides for reduced benefits if you or the annuitant is age 70 or older at the rider effective date. It does not provide any additional benefit before the first contract anniversary and it does not provide any benefit beyond what is offered under the EEB during the second contract year. The EEP also may result in reduced benefits if you take RMDs (see "Taxes -- Qualified Annuities -- Required Minimum Distributions") from your qualified annuity or any partial surrenders during the life of your contract, both of which may reduce contract earnings. This is because part of the benefit paid by the EEP is determined by the amount of earnings at death. Be sure to discuss with your sales representative and your tax advisor whether or not the EEP is appropriate for your situation.


If this EEP rider is available in your state and both you and the annuitant are age 75 or younger at contract issue, you may choose to add the EEP to your contract. You must elect the EEP at the time you purchase your contract and your rider effective date will be the contract issue date. THIS RIDER IS ONLY AVAILABLE UNDER ANNUITIES PURCHASED THROUGH AN EXCHANGE OR DIRECT TRANSFER FROM ANOTHER ANNUITY OR A LIFE INSURANCE POLICY. You may not select this rider if you select the EEB.


The EEP provides that if you or the annuitant dies after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

- EEP Part I benefits, which equal the benefits payable under the EEB described above;

PLUS

- EEP Part II benefits, which equal a percentage of exchange purchase payments identified at issue not previously surrendered as follows:

                                      PERCENTAGE IF YOU AND THE ANNUITANT ARE           PERCENTAGE IF YOU OR THE ANNUITANT ARE
 CONTRACT YEAR                        UNDER AGE 70 ON THE RIDER EFFECTIVE DATE          70 OR OLDER ON THE RIDER EFFECTIVE DATE
 One and Two                                             0%                                                0%

 Three and Four                                         10%                                             3.75%

 Five or more                                           20%                                              7.5%

Additional death benefits payable under the EEP are not included in the adjusted partial surrender calculation.

If after 6 months, no exchange purchase payments have been received, we will contact you and you will have an additional 30 days to follow-up on exchange purchase payments identified at issue but not received by us. If after these 30 days we have not received any exchange purchase payments, we will convert the EEP rider into an EEB.

Another way to describe the benefits payable under the EEP rider is as follows:

- the standard death benefit amount (see "Benefits in Case of Death -- Standard Death Benefit") or the MAV death benefit amount, if applicable PLUS

                         IF YOU AND THE ANNUITANT ARE UNDER AGE 70          IF YOU OR THE ANNUITANT ARE AGE 70
 CONTRACT YEAR           ON THE RIDER EFFECTIVE DATE, ADD ...               OR OLDER ON THE RIDER EFFECTIVE DATE, ADD ...
        1                Zero                                               Zero

        2                40% X earnings at death (see above)                15% X earnings at death

    3 & 4                40% X (earnings at death + 25% of                  15% X (earnings at death + 25% of
                         exchange purchase payment*)                        exchange purchase payment*)

       5+                40% X (earnings at death + 50% of                  15% X (earnings at death + 50% of
                         exchange purchase payment*)                        exchange purchase payment*)

* Exchange purchase payments are purchase payments exchanged from another contract that are identified at issue and not previously surrendered.


We are not responsible for identifying exchange purchase payments if we did not receive proper notification from the company from which the purchase payments are exchanged.


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44 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
   VARIABLE ANNUITY -- PROSPECTUS

TERMINATING THE EEP

- You may terminate the EEP rider within 30 days of the first contract anniversary after the rider effective date.

- You may terminate the EEP rider within 30 days of any contract anniversary beginning with the seventh contract anniversary.

- The EEP rider will terminate when you make a full surrender from the contract or when annuity payouts begin.

-  The EEP rider will terminate in the case of an ownership change.

- The EEP rider will terminate in the case of the spousal continuation if the new owner is age 76 or older.

For an example, see Appendix B.

IN GENERAL, IF YOUR SPOUSE IS THE SOLE BENEFICIARY, and your spouse chooses to continue the contract as the contract owner, we will pay an amount into the contract so that the contract value equals the total death benefit payable under the EEP. If your spouse at the time he or she elects to continue the contract has reached age 76, the EEP rider will terminate. If your spouse at the time he or she elects to continue the contract has not yet reached age 76, he or she cannot continue the EEP. However, he or she may choose to convert the EEP rider into an EEB. In this case, the following conditions will apply:

- the EEB rider will treat the new contract value on the date the ownership of the contract changes to your spouse (after the additional amount is paid into the contract) as if it is a purchase payment in calculating future values of "earnings at death."

- the percentages of "earnings at death" payable will be based on your spouse's age at the time he or she elects to continue the contract.

- the EEB rider charges described in "Charges -- EEB Rider Fee" will be assessed at the next contract anniversary (and all future anniversaries when the EEB rider is in force). These charges will be based on the total contract value on the anniversary, including the additional amounts paid into the contract under the EEP rider.

If your spouse chooses not to convert the EEP rider into an EEB, the standard death benefit amount (or the MAV death benefit amount, if applicable) will apply.

NOTE: For special tax considerations associated with the EEP, see "Taxes."

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the settlement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any surrender charges under the payout plans listed below except under Plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your settlement date (less any applicable premium tax). During the annuity payout period, you cannot invest in more than five subaccounts at any one time unless we agree otherwise.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

-  the annuity payout plan you select;

-  the annuitant's age and, in most cases, sex;

-  the annuity table in the contract; and

-  the amounts you allocated to the accounts at settlement.

In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract -- Transfer policies."

ANNUITY TABLES


The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first variable payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the settlement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using the 5% assumed interest rate Table A results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.


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45 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
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

Table B shows the minimum amount of each fixed payout. Amounts in Table B are based on the guaranteed annual effective interest rate shown in your contract. We declare current payout rates that we use in determining the actual amount of your fixed payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.


ANNUITY PAYOUT PLANS


You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract value is used to purchase the payout plan:

- PLAN A -- LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

- PLAN B -- LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the settlement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C -- LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D -- JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

- PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. For qualified annuities, the discount rate we use in the calculation will vary between 4.72% and 6.22%, depending on the applicable assumed investment rate. For nonqualified annuities, the discount rate we use in the calculation will vary between 4.92% and 6.42%, depending on the applicable assumed investment rate. (See "Charges -- Surrender charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your surrender to the full discounted value. A 10% IRS penalty tax could apply if you take a surrender. (See "Taxes.")


ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the settlement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will generally meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:


- in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

- in equal or substantially equal payments over a period not longer than your life expectancy of the annuitant or over the joint life expectancy of you and your designated beneficiary; or

- over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's settlement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed. Contract values that you allocated to the fixed account will provide fixed dollar payouts and contract values that you allocated among the subaccounts will provide variable annuity payouts.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

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46 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
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

TAXES


Generally, under current law, your contract has a tax-deferral feature. This means any increase in the value of the fixed account and/or subaccounts in which you invest is taxable to you only when you receive a payout or surrender (see detailed discussion below). Any portion of the annuity payouts and any withdrawals you request that represent ordinary income normally are taxable. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. We will send you a tax information reporting form for any year in which we made a distribution according to our records.


NONQUALIFIED ANNUITIES

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.


ANNUITY PAYOUTS: Generally, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. Under Annuity Payout Plan A: Life annuity - no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "Annuity Payout Plans.") All amounts you receive after your investment in the contract is fully recovered will be subject to tax.

SURRENDERS: If you surrender part of your nonqualified contract before your annuity payouts begin, your surrender payment will be taxed to the extent that the contract value immediately before the surrender exceeds the investment in the contract. If you surrender all of your nonqualified contract before your annuity payouts begin, your surrender payment will be taxed to the extent that the surrender value immediately before the surrender exceeds the investment in the contract. You also may have to pay a 10% IRS penalty for surrenders of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

WITHHOLDING: If you receive taxable income as a result of an annuity payout or a surrender, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you've provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion.


The withholding requirements differ if we deliver the payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.

DEATH BENEFITS TO BENEFICIARIES: The death benefit under a contract is not exempt from estate or income taxes. Any amount your beneficiary receives that represents deferred earnings within the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.


ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.


PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:


- because of your death, or in the event of nonnatural ownership, the death of annuitant;


-  because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

-  if it is allocable to an investment before Aug. 14, 1982; or

-  if annuity payouts begin before the first contract anniversary.

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47 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
   VARIABLE ANNUITY -- PROSPECTUS

TRANSFER OF OWNERSHIP: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be treated as a surrender for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.

COLLATERAL ASSIGNMENT: If you collaterally assign or pledge your contract, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.

QUALIFIED ANNUITIES

Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your rights to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

ANNUITY PAYOUTS: Under a qualified annuity except a Roth IRA, the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and met the five year holding period.

SURRENDERS: Under a qualified annuity except a Roth IRA, the entire surrender will generally be includable as ordinary income and is subject to tax unless:
(1) the contract is an IRA to which you made non-deductible contributions; or
(2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

SURRENDERS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and met the five year holding period.

REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans are subject to required withdrawals called required minimum distributions (RMDs) generally beginning at age 70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional riders. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.


WITHHOLDING FOR IRAS, ROTH IRAS, SEPS AND SIMPLE IRAS: If you receive taxable income as a result of an annuity payout or a surrender, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you've provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.


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48 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
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


WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. This mandatory withholding will not be imposed if:


- instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;

- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;


-  the payout is an RMD as defined under the Code;


-  the payout is made on account of an eligible hardship; or

-  the payout is a corrective distribution.

Payments made to a surviving spouse instead of being directly rolled over to an IRA also may be subject to mandatory 20% income tax withholding.

State withholding also may be imposed on taxable distributions.

PENALTIES: If you receive amounts from your qualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:


-  because of your death;


-  because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);


- if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) and 401(k) plans only); or


-  to pay certain medical or education expenses (IRAs only).


DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he or she receives the payments from the qualified annuity. If, under your 401(k) plan you or your employer made after-tax contributions to your contract, or if you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.


PURCHASE PAYMENT CREDITS: These are considered earnings and are taxed accordingly when surrendered or paid out.

SPECIAL CONSIDERATIONS IF YOU SELECT ONE OF THE DEATH BENEFIT RIDERS (MAV, EEB AND EEP): As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial surrenders from your contract. However, the IRS may determine that these charges should be treated as partial surrenders subject to taxation to the extent of any gain as well as the 10% IRS tax penalty for surrenders before the age of 59 1/2, if applicable.

We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report the benefits attributable to these riders on your death as an annuity death benefit distribution, not as proceeds from life insurance.

COLLATERAL ASSIGNMENT: You may not collaterally assign or pledge a qualified annuity.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

IDS LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.

TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

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49 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
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

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

-  the reserve held in each subaccount for your contract; divided by

-  the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

-  laws or regulations change;

-  the existing funds become unavailable; or

-  in our judgment, the funds no longer are suitable for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

-  add new subaccounts;

-  combine any two or more subaccounts;

-  transfer assets to and from the subaccounts or the variable account; and

-  eliminate or close any subaccounts.


We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).


In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

ABOUT THE SERVICE PROVIDERS

ISSUER AND PRINCIPAL UNDERWRITER


IDS Life issues and is the principal underwriter for the contracts. IDS Life is a stock life insurance company organized in 1957 under the laws of the State of Minnesota and is located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. IDS Life is a wholly-owned subsidiary of Ameriprise Financial, Inc.

IDS Life conducts a conventional life insurance business. It acts as a direct writer of fixed and variable insurance policies and annuities and is licensed in 49 states, the District of Columbia and American Samoa. IDS Life has four wholly-owned subsidiaries, two which serve New York residents and two which serve residents in states other than New York. IDS Life and its subsidiaries offer fixed and variable insurance policies and annuities through individual sales representatives, through insurance agencies and broker-dealers who may also be associated with financial institutions such as banks.


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50 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
   VARIABLE ANNUITY -- PROSPECTUS

IDS Life's primary life insurance products include variable life insurance, universal life insurance, traditional whole life insurance and disability income insurance. IDS Life's primary annuity products include variable and fixed deferred and immediate annuities.

We are the sole distributor of the contract which we offer continuously. We pay time-of-sale commissions of up to 5.75% of purchase payments on the contract as well as service/trail commissions of up to 1% based on annual total contract value for as long as the contract remains in effect.


We may pay our sales representatives a temporary additional sales commission of up to 1% of purchase payments for a period of time we select. For example, we may offer to pay a temporary additional sales commission to encourage sales representatives to market a new or enhanced contract or to increase sales during the period.

The above commissions and service fees compensate our sales representative for selling and servicing the contract. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments. We also may pay additional commissions to help compensate field leadership and to pay for other distribution expenses and benefits noted below. Our sales representatives may be required to return sales commissions under certain circumstances including, but not limited to, if a contact owner returns the contract under the free look period.

From time to time and in accordance with applicable laws and regulations, sales representatives and field leaders are eligible for various benefits. These include cash benefits, such as bonuses and sales incentives, and non-cash benefits, such as conferences, seminars and trips (including travel, lodging and meals), entertainment, merchandise and other similar items. Sales of contracts may help sales representatives and/or their field leaders qualify for such benefits.

SOURCES OF PAYMENTS TO SALES REPRESENTATIVES

- We pay the commissions and other compensation described above from our assets.

-  Our assets may include:

   - revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the contract (see "Expense Summary");


   - compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- The funds");

   - compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The funds"); and


   - revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

- You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:

   - fees and expenses we collect from contract owners, including surrender charges; and

   - fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

POTENTIAL CONFLICT OF INTEREST

Our compensation arrangements with sales representatives can potentially give sales representatives a heightened financial incentive to sell you the contract offered in this prospectus over other alternative investments which may pay the sales representatives lower compensation. Ask your sales representative for further information about what he or she may receive in connection. with your purchase of the contract.

LEGAL PROCEEDINGS


The SEC, the NASD and several state authorities have brought proceedings challenging several mutual fund and variable product financial practices, generally including suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements. IDS Life has received requests for information concerning some of these practices and is cooperating fully with these inquiries.

IDS Life and its affiliates are involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of their respective business activities. IDS Life believes it has meritorious defenses to each of these actions and intends to defend them vigorously. IDS Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

There are no pending legal proceedings affecting the Variable Account.


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51 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
   VARIABLE ANNUITY -- PROSPECTUS

APPENDICES


THE PURPOSE OF THESE APPENDICES IS TO ILLUSTRATE THE OPERATION OF VARIOUS CONTRACT FEATURES AND RIDERS AND TO PROVIDE CONDENSED FINANCIAL HISTORY DISCLOSURE REGARDING THE SUBACCOUNTS. IN ORDER TO DEMONSTRATE THESE CONTRACT FEATURES AND RIDERS, AN EXAMPLE MAY SHOW HYPOTHETICAL CONTRACT VALUES. THESE CONTRACT VALUES DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. ACTUAL CONTRACT VALUES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING BUT NOT LIMITED TO THE INVESTMENT EXPERIENCE OF THE SUBACCOUNTS, FIXED ACCOUNT AND THE FEES AND CHARGES THAT APPLY TO YOUR CONTRACT.

THE EXAMPLES OF THE OPTIONAL DEATH BENEFITS IN APPENDIX B INCLUDE PARTIAL SURRENDERS TO ILLUSTRATE THE EFFECT OF THESE PARTIAL SURRENDERS ON THE PARTICULAR BENEFIT. THESE EXAMPLES ARE INTENDED TO SHOW HOW THE OPTIONAL DEATH BENEFITS OPERATE, AND DO NOT TAKE INTO ACCOUNT WHETHER A PARTICULAR OPTIONAL DEATH BENEFIT IS PART OF A QUALIFIED ANNUITY. QUALIFIED ANNUITIES ARE SUBJECT TO REQUIRED MINIMUM DISTRIBUTIONS AT CERTAIN AGES (SEE "TAXES -- QUALIFIED ANNUITIES -- REQUIRED MINIMUM DISTRIBUTIONS") WHICH MAY REQUIRE YOU TO TAKE PARTIAL SURRENDERS FROM THE CONTRACT. IF YOU ARE CONSIDERING THE ADDITION OF CERTAIN OPTIONAL DEATH BENEFITS TO A QUALIFIED ANNUITY, YOU SHOULD CONSULT YOUR TAX ADVISOR PRIOR TO MAKING A PURCHASE FOR AN EXPLANATION OF THE POTENTIAL TAX IMPLICATION TO YOU.


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52 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
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

APPENDIX A: EXAMPLE -- SURRENDER CHARGES

PARTIAL SURRENDER CHARGE CALCULATION EXAMPLE

Assume you requested a surrender of $1,000 and there is a surrender charge of 7%. The total amount we actually deduct from your contract is $1,075.27. We determine this amount as follows:

             AMOUNT REQUESTED                      $1,000
          ------------------------       OR        ------ = $1,075.27
          1.00 - SURRENDER CHARGE                   .93

By applying the 7% surrender charge to $1,075.27, the surrender charge is $75.27. We pay you the $1,000 you requested. If you make a full surrender of your contract, we also will deduct the applicable contract administrative charge and the applicable prorated MAV, EEB or EEP charge.

SURRENDER CHARGE CALCULATION EXAMPLE

The following is an example of the calculation we would make to determine the surrender charge on a RAVA Advantage contract that contains a seven-year surrender charge schedule with this history:


- The contract date is July 1, 2004 with a contract year of July 1 through June 30 and with an anniversary date of July 1 each year; and


-  We received these payments:


   -  $10,000 July 1, 2004;

   -  $ 8,000 Dec. 31, 2009;

   -  $ 6,000 Feb. 20, 2012; and

- The owner surrenders the contract for its total contract value of $26,500 on Aug. 5, 2013 and had not made any other surrenders during that contract year; and

-  The prior anniversary July 1, 2013 contract value was $28,000.



SURRENDER CHARGE      EXPLANATION
   $  0               $2,500 is contract earnings surrendered without charge;
                      and
      0               $300 is 10% of the prior anniversary contract value that
                      is in excess of contract earnings surrendered without
                      charge (from above).
                      10% of $28,000 = $2,800 - $2,500 = $300
      0               $10,000 July 1, 2006 payment was received eight or more
                      years before surrender and is surrendered without
                      surrender charge; and
    480               $8,000 Dec. 31, 2009 payment is surrendered with a 6%
                      surrender charge since there have been 3 completed years
                      from date of purchase payment; and
    420               $6,000 Feb. 20, 2012 payment is surrendered with a 7%
                      surrender charge since there have been 1 completed year
                      from date of purchase payment.
   ----
   $900


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53 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
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

APPENDIX B: EXAMPLE -- OPTIONAL BENEFITS

EXAMPLE -- MAV DEATH BENEFIT


- You purchase the contract (with the MAV rider) with a payment of $20,000 on Jan. 1, 2004.

- On Jan. 1, 2005 (the first contract anniversary) the contract value grows to $24,000.

- On March 1, 2005 the contract value falls to $22,000, at which point you take a $1,500 partial surrender, leaving a contract value of $20,500.

We calculate the death benefit on March 1, 2005 as follows:


The maximum anniversary value immediately preceding the date of death plus any payments made since that anniversary minus adjusted partial surrenders:

     Greatest of your contract anniversary contract values:                     $24,000
     plus purchase payments made since that anniversary:                             +0
     minus adjusted partial surrenders, calculated as:
       ($1,500 X $24,000) =                                                      -1,636
       ------------------                                                       -------
             $22,000
     for a death benefit of:                                                    $22,364

EXAMPLE -- EEB DEATH BENEFIT


- You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and both you and the annuitant are under age 70. You select the seven-year surrender charge schedule, the MAV and the EEB.

- On July 1, 2004 the contract value grows to $105,000. The death benefit on July 1, 2004 equals the standard death benefit, which is the contract value, or $105,000. You have not reached the first contract anniversary so the EEB does not provide any additional benefit at this time.

- On Jan. 1, 2005 the contract value grows to $110,000. The death benefit on Jan. 1, 2005 equals:


   MAV death benefit amount (contract value):                                  $110,000
   plus the EEB which equals 40% of earnings
      at death (MAV death benefit amount minus payments not
      previously surrendered):
      0.40 X ($110,000 - $100,000) =                                             +4,000
                                                                               --------
   Total death benefit of:                                                     $114,000


- On Jan. 1, 2006 the contract value falls to $105,000. The death benefit on Jan. 1, 2006 equals:


   MAV death benefit amount (maximum anniversary value):                       $110,000
   plus the EEB (40% of earnings at death):
      0.40 X ($110,000 - $100,000) =                                             +4,000
                                                                               --------
   Total death benefit of:                                                     $114,000


- On Feb. 1, 2006 the contract value remains at $105,000 and you request a partial surrender, including the applicable 7% surrender charge, of $50,000. We will surrender $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the surrender is subject to a 7% surrender charge because your purchase payment is two years old, so we will surrender $39,500 ($36,735 + $2,765 in surrender charges) from your contract value. Altogether, we will surrender $50,000 and pay you $48,025. We calculate purchase payments not previously surrendered as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial surrender is contract earnings). The death benefit on Feb. 1, 2009 equals:


   MAV death benefit amount (maximum anniversary value adjusted for partial surrenders):
      $110,000 - ($50,000 X $110,000) =                                         $57,619
                 --------------------
                       $105,000
   plus the EEB (40% of earnings at death):
      0.40 X ($57,619 - $55,000) =                                               +1,048
                                                                                -------
   Total death benefit of:                                                      $58,667


- On Jan. 1, 2007 the contract value falls by $40,000. The death benefit on Jan. 1, 2007 equals the death benefit on Feb. 1, 2006. The reduction in contract value has no effect.


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54 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
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


- On Jan. 1, 2013 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously surrendered that are one or more years old. The death benefit on Jan. 1, 2013 equals:


   MAV death benefit amount (contract value):                                  $200,000
   plus the EEB (40% of earnings at death)
      0.40 X 2.50 X ($55,000) =                                                 +55,000
                                                                               --------
   Total death benefit of:                                                     $255,000


- On July 1, 2013 you make an additional purchase payment of $50,000 and your contract value grows to $250,000. The new purchase payment is less than one year old and so it has no effect on the EEB. The death benefit on July 1, 2013 equals:


   MAV death benefit amount (contract value):                                  $250,000
   plus the EEB (40% of earnings at death)
      0.40 X 2.50 X ($55,000) =                                                 +55,000
                                                                               --------
   Total death benefit of:                                                     $305,000


- On July 1, 2014 the contract value remains $250,000 and the "new" purchase payment is one year old. The value of the EEB changes. The death benefit on July 1, 2014 equals:


   MAV death benefit amount (contract value):                                  $250,000
   plus the EEB which equals 40% of earnings
      at death (the standard death benefit amount minus payments not previously surrendered):
      0.40 X ($250,000 - $105,000) =                                            +58,000
                                                                               --------
   Total death benefit of:                                                     $308,000

EXAMPLE -- EEP DEATH BENEFIT


- You purchase the contract with an exchange purchase payment of $100,000 on Jan. 01, 2004 and both you and the annuitant are under age 70. You select the seven-year surrender charge schedule, the MAV and the EEP.

- On July 1, 2004 the contract value grows to $105,000. The death benefit on July 1, 2004 equals the standard death benefit amount, which is the contract value, or $105,000. You have not reached the first contract anniversary so neither the EEP Part I nor Part II provides any additional benefit at this time.

- On Jan. 1, 2005 the contract value grows to $110,000. You have not reached the second contract anniversary so the EEP Part II does not provide any additional benefit at this time. The death benefit on Jan. 1, 2005 equals:


   MAV death benefit amount (contract value):                                  $110,000
   plus the EEP Part I which equals 40% of earnings
      at death (the MAV death benefit amount minus purchase payments not previously surrendered):
      0.40 X ($110,000 - $100,000) =                                             +4,000
                                                                               --------
   Total death benefit of:                                                     $114,000


- On Jan. 1, 2006 the contract value falls to $105,000. The death benefit on Jan. 1, 2006 equals:


   MAV death benefit amount (maximum anniversary value):                       $110,000
   plus the EEP Part I (40% of earnings at death):
      0.40 X ($110,000 - $100,000) =                                             +4,000
   plus the EEP Part II which in the third contract year
      equals 10% of exchange purchase payments identified at
      issue and not previously surrendered:
      0.10 X $100,000 =                                                         +10,000
                                                                               --------
   Total death benefit of:                                                     $124,000

--------------------------------------------------------------------------------
55 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
   VARIABLE ANNUITY -- PROSPECTUS

- On Feb. 1, 2006 the contract value remains at $105,000 and you request a partial surrender, including the applicable 7% surrender charge, of $50,000. We will surrender $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the surrender is subject to a 7% surrender charge because your purchase payment is two years old, so we will surrender $39,500 ($36,735 + $2,765 in surrender charges) from your contract value. Altogether, we will surrender $50,000 and pay you $47,235. We calculate purchase payments not previously surrendered as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial surrender is contract earnings). The death benefit on Feb. 1, 2006 equals:


   MAV death benefit amount (maximum anniversary value adjusted for partial surrenders):
      $110,000 - ($50,000 X $110,000) =                                         $57,619
                 --------------------
                       $105,000
   plus the EEP Part I (40% of earnings at death):
      0.40 X ($57,619 - $55,000) =                                               +1,048
   plus the EEP Part II which in the third contract year
      equals 10% of exchange purchase payments identified at
      issue and not previously surrendered:
      0.10 X $55,000 =                                                           +5,500
                                                                                -------
   Total death benefit of:                                                      $64,167


- On Jan. 1, 2007 the contract value falls by $40,000. The death benefit on Jan. 1, 2007 equals the death benefit on Feb. 1, 2006. The reduction in contract value has no effect.

- On Jan. 1, 2013 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously surrendered that are one or more years old. Because we are beyond the fourth contract anniversary the EEP also reaches its maximum of 20%. The death benefit on Jan. 1, 2013 equals:


   MAV death benefit amount (contract value):                                  $200,000
   plus the EEP Part I (40% of earnings at death)
      0.40 X (2.50 X $55,000) =                                                 +55,000
   plus the EEP Part II which after the fourth contract
      year equals 20% of exchange purchase payments identified at issue
      and not previously surrendered: 0.20 X $55,000 =                          +11,000
                                                                               --------
   Total death benefit of:                                                     $266,000


- On July 1, 2013 you make an additional purchase payment of $50,000 and your contract value grows to $250,000. The new purchase payment is less than one year old and so it has no effect on either the EEP Part I or EEP Part II. The death benefit on July 1, 2013 equals:


   MAV death benefit amount (contract value):                                  $250,000
   plus the EEP Part I (40% of earnings at death)
      0.40 X (2.50 X $55,000) =                                                 +55,000
   plus the EEP Part II, which after the fourth contract
      year equals 20% of exchange purchase payments identified at
      issue and not previously surrendered: 0.20 X $55,000 =                    +11,000
                                                                               --------
   Total death benefit of:                                                     $316,000


- On July 1, 2014 the contract value remains $250,000 and the "new" purchase payment is one year old. The value of the EEP Part I changes but the value of the EEP Part II remains constant. The death benefit on July 1, 2014 equals:


   MAV death benefit amount (contract value):                                  $250,000
   plus the EEP Part I which equals 40% of earnings
      at death (the MAV death benefit minus payments not
      previously surrendered):
      0.40 X ($250,000 - $105,000) =                                            +58,000
   plus the EEP Part II, which after the fourth contract
      year equals 20% of exchange purchase payments identified at issue
      and not previously surrendered: 0.20 X $55,000 =                          +11,000
                                                                               --------
   Total death benefit of:                                                     $319,000

--------------------------------------------------------------------------------
56 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
   VARIABLE ANNUITY -- PROSPECTUS

APPENDIX C: CONDENSED FINANCIAL INFORMATION

(UNAUDITED)


The following tables give per-unit information about the financial history of each subaccount. The date in which operations commenced in each price level is noted in parentheses.

We have not provided this information for subaccounts that were not available under your contract as of Dec. 31, 2005.

VARIABLE ACCOUNT CHARGES OF 0.75% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.



YEAR ENDED DEC. 31,                                           2005      2004      2003       2002      2001      2000      1999
AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (8/13/2001)
Accumulation unit value at beginning of period              $   0.99  $   0.94  $    0.73  $   0.98  $   1.00        --        --
Accumulation unit value at end of period                    $   1.07  $   0.99  $    0.94  $   0.73  $   0.98        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                134,591    39,117     20,015    11,313     1,710        --        --
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (8/13/2001)
Accumulation unit value at beginning of period              $   1.17  $   1.02  $    0.76  $   0.98  $   1.00        --        --
Accumulation unit value at end of period                    $   1.27  $   1.17  $    1.02  $   0.76  $   0.98        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                 24,349    20,043     10,924     6,981     1,459        --        --
AIM V.I. DYNAMICS FUND, SERIES I SHARES (8/13/2001)
Accumulation unit value at beginning of period              $   1.00  $   0.89  $    0.65  $   0.96  $   1.00        --        --
Accumulation unit value at end of period                    $   1.10  $   1.00  $    0.89  $   0.65  $   0.96        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                  8,602    10,118     10,880     6,887     1,550        --        --
AIM V.I. FINANCIAL SERVICES FUND, SERIES I SHARES (8/13/2001)
Accumulation unit value at beginning of period              $   1.14  $   1.05  $    0.82  $   0.97  $   1.00        --        --
Accumulation unit value at end of period                    $   1.19  $   1.14  $    1.05  $   0.82  $   0.97        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                 10,621    10,625      8,724     5,572     1,081        --        --
AIM V.I. TECHNOLOGY FUND, SERIES I SHARES (8/13/2001)
Accumulation unit value at beginning of period              $   0.72  $   0.69  $    0.48  $   0.91  $   1.00        --        --
Accumulation unit value at end of period                    $   0.73  $   0.72  $    0.69  $   0.48  $   0.91        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                 31,926    14,454      7,882     3,769       490        --        --
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B)(8/13/2001)
Accumulation unit value at beginning of period              $   1.08  $   0.98  $    0.74  $   0.96  $   1.00        --        --
Accumulation unit value at end of period                    $   1.12  $   1.08  $    0.98  $   0.74  $   0.96        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                149,316   125,010     82,114    43,189     5,550        --        --
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (8/13/2001)
Accumulation unit value at beginning of period              $   1.63  $   1.31  $    0.92  $   0.98  $   1.00        --        --
Accumulation unit value at end of period                    $   1.88  $   1.63  $    1.31  $   0.92  $   0.98        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                153,107    70,504     34,604    12,313       805        --        --
AMERICAN CENTURY VP INTERNATIONAL, CLASS II (8/13/2001)
Accumulation unit value at beginning of period              $   1.03  $   0.91  $    0.73  $   0.93  $   1.00        --        --
Accumulation unit value at end of period                    $   1.16  $   1.03  $    0.91  $   0.73  $   0.93        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                 43,612    34,180     21,555    11,378     1,950        --        --
AMERICAN CENTURY VP VALUE, CLASS II (8/13/2001)
Accumulation unit value at beginning of period              $   1.30  $   1.15  $    0.90  $   1.04  $   1.00        --        --
Accumulation unit value at end of period                    $   1.35  $   1.30  $    1.15  $   0.90  $   1.04        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                142,660   110,681     74,984    42,497     7,356        --        --
CALVERT VARIABLE SERIES, INC. SOCIAL BALANCED PORTFOLIO (5/1/2000)
Accumulation unit value at beginning of period              $   0.99  $   0.92  $    0.78  $   0.89  $   0.96  $   1.00        --
Accumulation unit value at end of period                    $   1.04  $   0.99  $    0.92  $   0.78  $   0.89  $   0.96        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                 23,850    20,551     15,315     9,520     4,490     1,283        --
EVERGREEN VA FUNDAMENTAL LARGE CAP FUND - CLASS 2 (12/8/2003)
Accumulation unit value at beginning of period              $   0.93  $   0.86  $    0.83        --        --        --        --
Accumulation unit value at end of period                    $   1.00  $   0.93  $    0.86        --        --        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                 16,191    11,992      9,885        --        --        --        --
FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO SERVICE CLASS 2 (8/13/2001)
Accumulation unit value at beginning of period              $   1.06  $   1.01  $    0.82  $   1.00  $   1.00        --        --
Accumulation unit value at end of period                    $   1.13  $   1.06  $    1.01  $   0.82  $   1.00        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                189,109   187,351    119,284    48,686     6,363        --        --


--------------------------------------------------------------------------------
57 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
   VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.75% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                             2005      2004      2003      2002      2001      2000      1999
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (8/13/2001)
Accumulation unit value at beginning of period                $   1.58  $   1.27  $   0.93  $   1.04  $   1.00        --        --
Accumulation unit value at end of period                      $   1.85  $   1.58  $   1.27  $   0.93  $   1.04        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                  260,492   188,565   109,647    50,458     6,903        --        --
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (8/13/2001)
Accumulation unit value at beginning of period                $   1.19  $   1.06  $   0.75  $   0.95  $   1.00        --        --
Accumulation unit value at end of period                      $   1.40  $   1.19  $   1.06  $   0.75  $   0.95        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                   70,878    66,935    31,322    13,157     2,147        --        --
FTVIPT FRANKLIN REAL ESTATE FUND - CLASS 2 (9/15/1999)
Accumulation unit value at beginning of period                $   2.39  $   1.83  $   1.36  $   1.34  $   1.25  $   0.96  $   1.00
Accumulation unit value at end of period                      $   2.70  $   2.39  $   1.83  $   1.36  $   1.34  $   1.25  $   0.96
Number of accumulation units outstanding at end of period
(000 omitted)                                                  139,618   120,456    87,330    59,317    24,477     6,879       885
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (9/15/1999)
Accumulation unit value at beginning of period                $   1.96  $   1.59  $   1.21  $   1.35  $   1.19  $   0.96  $   1.00
Accumulation unit value at end of period                      $   2.11  $   1.96  $   1.59  $   1.21  $   1.35  $   1.19  $   0.96
Number of accumulation units outstanding at end of period
(000 omitted)                                                   78,073    59,293    43,978    29,743    10,800     2,846       586
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (8/13/2001)
Accumulation unit value at beginning of period                $   1.17  $   1.05  $   0.85  $   0.97  $   1.00        --        --
Accumulation unit value at end of period                      $   1.29  $   1.17  $   1.05  $   0.85  $   0.97        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                   69,986    45,710    26,370    10,942       942        --        --
GOLDMAN SACHS VIT MID CAP VALUE FUND (9/15/1999)
Accumulation unit value at beginning of period                $   2.07  $   1.65  $   1.30  $   1.37  $   1.23  $   0.95  $   1.00
Accumulation unit value at end of period                      $   2.31  $   2.07  $   1.65  $   1.30  $   1.37  $   1.23  $   0.95
Number of accumulation units outstanding at end of period
(000 omitted)                                                  174,918   115,616    83,015    56,079    23,748     7,622     1,634
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND (9/15/1999)
(PREVIOUSLY GOLDMAN SACHS VIT CORE(SM) U.S. EQUITY FUND)
Accumulation unit value at beginning of period                $   0.98  $   0.86  $   0.67  $   0.86  $   0.99  $   1.10  $   1.00
Accumulation unit value at end of period                      $   1.04  $   0.98  $   0.86  $   0.67  $   0.86  $   0.99  $   1.10
Number of accumulation units outstanding at end of period
(000 omitted)                                                  248,935   128,074    83,166    71,820    60,343    42,626     8,981
JANUS ASPEN SERIES GLOBAL TECHNOLOGY PORTFOLIO: SERVICE SHARES (5/1/2000)
Accumulation unit value at beginning of period                $   0.36  $   0.36  $   0.25  $   0.43  $   0.68  $   1.00        --
Accumulation unit value at end of period                      $   0.40  $   0.36  $   0.36  $   0.25  $   0.43  $   0.68        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                   32,606    37,258    40,520    37,200    34,767    20,288        --
JANUS ASPEN SERIES INTERNATIONAL GROWTH PORTFOLIO: SERVICE SHARES (5/1/2000)
Accumulation unit value at beginning of period                $   0.70  $   0.60  $   0.45  $   0.61  $   0.80  $   1.00        --
Accumulation unit value at end of period                      $   0.92  $   0.70  $   0.60  $   0.45  $   0.61  $   0.80        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                   72,832    75,760    81,742    81,189    60,527    25,763        --
LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO (9/15/1999)
Accumulation unit value at beginning of period                $   0.93  $   0.82  $   0.64  $   0.72  $   0.96  $   1.07  $   1.00
Accumulation unit value at end of period                      $   1.03  $   0.93  $   0.82  $   0.64  $   0.72  $   0.96  $   1.07
Number of accumulation units outstanding at end of period
(000 omitted)                                                  101,054    90,221    62,349    29,532    15,860     7,958     1,981
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS
(5/1/2000)
Accumulation unit value at beginning of period                $   0.64  $   0.59  $   0.48  $   0.68  $   0.91  $   1.00        --
Accumulation unit value at end of period                      $   0.66  $   0.64  $   0.59  $   0.48  $   0.68  $   0.91        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                  117,493   108,239    91,666    69,576    50,212    19,521        --
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (5/1/2000)
Accumulation unit value at beginning of period                $   0.85  $   0.81  $   0.61  $   0.90  $   0.96  $   1.00        --
Accumulation unit value at end of period                      $   0.89  $   0.85  $   0.81  $   0.61  $   0.90  $   0.96        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                   62,995    77,406    74,690    59,272    34,072    12,308        --
MFS(R) UTILITIES SERIES - SERVICE CLASS (8/13/2001)
Accumulation unit value at beginning of period                $   1.18  $   0.92  $   0.68  $   0.89  $   1.00        --        --
Accumulation unit value at end of period                      $   1.37  $   1.18  $   0.92  $   0.68  $   0.89        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                   55,870    28,362    18,051    10,543     2,997        --        --
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit value at beginning of period                $   1.16  $   1.00        --        --        --        --        --
Accumulation unit value at end of period                      $   1.31  $   1.16        --        --        --        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                   33,811    11,540        --        --        --        --        --


--------------------------------------------------------------------------------
58 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
   VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.75% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                             2005      2004      2003      2002      2001      2000      1999
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit value at beginning of period                $   1.15  $   1.00        --        --        --        --        --
Accumulation unit value at end of period                      $   1.26  $   1.15        --        --        --        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                   18,592     7,652        --        --        --        --        --
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit value at beginning of period                $   1.07  $   1.00        --        --        --        --        --
Accumulation unit value at end of period                      $   1.09  $   1.07        --        --        --        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                  150,945    22,945        --        --        --        --        --
PIONEER EQUITY INCOME VCT PORTFOLIO - CLASS II SHARES (8/13/2001)
Accumulation unit value at beginning of period                $   1.14  $   0.99  $   0.81  $   0.98  $   1.00        --        --
Accumulation unit value at end of period                      $   1.19  $   1.14  $   0.99  $   0.81  $   0.98        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                   27,263    24,442    21,608    11,651     1,316        --        --
PIONEER EUROPE VCT PORTFOLIO - CLASS II SHARES (8/13/2001)
Accumulation unit value at beginning of period                $   1.21  $   1.04  $   0.78  $   0.98  $   1.00        --        --
Accumulation unit value at end of period                      $   1.30  $   1.21  $   1.04  $   0.78  $   0.98        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                    3,034     3,035     2,402     1,312       121        --        --
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (8/13/2001)
Accumulation unit value at beginning of period                $   0.97  $   0.91  $   0.78  $   0.98  $   1.00        --        --
Accumulation unit value at end of period                      $   1.09  $   0.97  $   0.91  $   0.78  $   0.98        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                   27,299    21,518    18,023    11,416     2,137        --        --
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (8/13/2001)
Accumulation unit value at beginning of period                $   1.15  $   1.00  $   0.78  $   0.96  $   1.00        --        --
Accumulation unit value at end of period                      $   1.29  $   1.15  $   1.00  $   0.78  $   0.96        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                   37,980    40,598    38,012    20,773     2,460        --        --
PUTNAM VT VISTA FUND - CLASS IB SHARES (9/15/1999)
Accumulation unit value at beginning of period                $   0.91  $   0.78  $   0.59  $   0.85  $   1.29  $   1.36  $   1.00
Accumulation unit value at end of period                      $   1.02  $   0.91  $   0.78  $   0.59  $   0.85  $   1.29  $   1.36
Number of accumulation units outstanding at end of period
(000 omitted)                                                   49,747    57,095    67,224    72,033    74,819    49,764     5,084
RIVERSOURCE(SM) VARIABLE PORTFOLIO - BALANCED FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - MANAGED FUND)
Accumulation unit value at beginning of period                $   1.05  $   0.97  $   0.81  $   0.94  $   1.05  $   1.09  $   1.00
Accumulation unit value at end of period                      $   1.08  $   1.05  $   0.97  $   0.81  $   0.94  $   1.05  $   1.09
Number of accumulation units outstanding at end of period
(000 omitted)                                                   92,705    84,704    79,035    64,273    37,760    28,348     5,220
RIVERSOURCE(SM) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND)
Accumulation unit value at beginning of period                $   1.10  $   1.10  $   1.10  $   1.09  $   1.06  $   1.01  $   1.00
Accumulation unit value at end of period                      $   1.12  $   1.10  $   1.10  $   1.10  $   1.09  $   1.06  $   1.01
Number of accumulation units outstanding at end of period
(000 omitted)                                                  193,996   187,100   203,753   255,251   243,870   171,785    65,522

*THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR RIVERSOURCE(SM) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND AT DEC. 31, 2005 WERE 2.84%
AND 2.88%, RESPECTIVELY

RIVERSOURCE(SM) VARIABLE PORTFOLIO - CORE BOND FUND (2/4/2004)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - CORE BOND FUND)
Accumulation unit value at beginning of period                $   1.02  $   1.00        --        --        --        --        --
Accumulation unit value at end of period                      $   1.03  $   1.02        --        --        --        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                   17,450     7,405        --        --        --        --        --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND)
Accumulation unit value at beginning of period                $   1.28  $   1.23  $   1.19  $   1.13  $   1.06  $   1.01  $   1.00
Accumulation unit value at end of period                      $   1.30  $   1.28  $   1.23  $   1.19  $   1.13  $   1.06  $   1.01
Number of accumulation units outstanding at end of period
(000 omitted)                                                  332,677   221,377   188,939   154,530    83,968    30,783     7,186
RIVERSOURCE(SM) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND)
Accumulation unit value at beginning of period                $   1.35  $   1.15  $   0.82  $   1.02  $   1.01  $   1.03  $   1.00
Accumulation unit value at end of period                      $   1.52  $   1.35  $   1.15  $   0.82  $   1.02  $   1.01  $   1.03
Number of accumulation units outstanding at end of period
(000 omitted)                                                  408,559   255,776   134,486    86,442    43,328    12,124     3,149


--------------------------------------------------------------------------------
59 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
   VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.75% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                             2005      2004      2003      2002      2001      2000      1999
RIVERSOURCE(SM) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (5/1/2000)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - THREADNEEDLE EMERGING MARKETS FUND)
Accumulation unit value at beginning of period                $   1.16  $   0.94  $   0.68  $   0.72  $   0.74  $   1.00        --
Accumulation unit value at end of period                      $   1.54  $   1.16  $   0.94  $   0.68  $   0.72  $   0.74        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                   75,520    22,549     8,256     4,750     1,789       906        --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - GLOBAL BOND FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - GLOBAL BOND FUND)
Accumulation unit value at beginning of period                $   1.44  $   1.32  $   1.18  $   1.03  $   1.03  $   1.00  $   1.00
Accumulation unit value at end of period                      $   1.36  $   1.44  $   1.32  $   1.18  $   1.03  $   1.03  $   1.00
Number of accumulation units outstanding at end of period
(000 omitted)                                                  130,135    82,347    51,936    31,133    16,572     8,968     1,552
RIVERSOURCE(SM) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (9/13/2004)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - INFLATION PROTECTED SECURITIES FUND)
Accumulation unit value at beginning of period                $   1.03  $   1.00        --        --        --        --        --
Accumulation unit value at end of period                      $   1.05  $   1.03        --        --        --        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                   91,038     2,274        --        --        --        --        --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - GROWTH FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - GROWTH FUND)
Accumulation unit value at beginning of period                $   0.62  $   0.57  $   0.48  $   0.65  $   0.95  $   1.18  $   1.00
Accumulation unit value at end of period                      $   0.66  $   0.62  $   0.57  $   0.48  $   0.65  $   0.95  $   1.18
Number of accumulation units outstanding at end of period
(000 omitted)                                                  323,849   191,140   192,314   135,693   129,186    97,754    16,891
RIVERSOURCE(SM) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND)
Accumulation unit value at beginning of period                $   1.21  $   1.09  $   0.88  $   0.95  $   0.91  $   1.01  $   1.00
Accumulation unit value at end of period                      $   1.25  $   1.21  $   1.09  $   0.88  $   0.95  $   0.91  $   1.01
Number of accumulation units outstanding at end of period
(000 omitted)                                                  262,154   242,254   177,150    93,845    58,348    31,722     7,774
RIVERSOURCE(SM) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (9/13/2004)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND)
Accumulation unit value at beginning of period                $   1.04  $   1.00        --        --        --        --        --
Accumulation unit value at end of period                      $   1.07  $   1.04        --        --        --        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                   29,477     1,052        --        --        --        --        --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - THREADNEEDLE INTERNATIONAL FUND)
Accumulation unit value at beginning of period                $   0.81  $   0.69  $   0.55  $   0.67  $   0.95  $   1.27  $   1.00
Accumulation unit value at end of period                      $   0.91  $   0.81  $   0.69  $   0.55  $   0.67  $   0.95  $   1.27
Number of accumulation units outstanding at end of period
(000 omitted)                                                   77,787    51,446    23,614    20,012    15,821    13,967     2,575
RIVERSOURCE(SM) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND* (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND)
Accumulation unit value at beginning of period                $   0.79  $   0.75  $   0.59  $   0.76  $   0.93  $   1.14  $   1.00
Accumulation unit value at end of period                      $   0.84  $   0.79  $   0.75  $   0.59  $   0.76  $   0.93  $   1.14
Number of accumulation units outstanding at end of period
(000 omitted)                                                  263,828   130,790    69,981    52,124    26,327    24,003     5,333

*RIVERSOURCE(SM) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R) MERGED INTO RIVERSOURCE(SM) VARIABLE PORTFOLIO - LARGE CAP EQUITY
FUND ON MARCH 17, 2006

RIVERSOURCE(SM) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND (2/4/2004)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND)
Accumulation unit value at beginning of period                $   1.10  $   1.00        --        --        --        --        --
Accumulation unit value at end of period                      $   1.14  $   1.10        --        --        --        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                    6,232     3,498        --        --        --        --        --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - MID CAP GROWTH FUND* (5/1/2001)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - EQUITY SELECT FUND)
Accumulation unit value at beginning of period                $   1.12  $   1.04  $   0.85  $   1.00  $   1.00        --        --
Accumulation unit value at end of period                      $   1.23  $   1.12  $   1.04  $   0.85  $   1.00        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                   47,283    53,376    42,780    16,388     2,489        --        --

*RIVERSOURCE(SM) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND MERGED INTO RIVERSOURCE(SM) VARIABLE PORTFOLIO - MID CAP GROWTH
FUND ON MARCH 17, 2006

RIVERSOURCE(SM) VARIABLE PORTFOLIO - MID CAP VALUE FUND (5/2/2005)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - MID CAP VALUE FUND)
Accumulation unit value at beginning of period                $   1.00        --        --        --        --        --        --
Accumulation unit value at end of period                      $   1.19        --        --        --        --        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                    6,605        --        --        --        --        --        --


--------------------------------------------------------------------------------
60 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
   VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.75% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                             2005      2004      2003      2002      2001      2000      1999
RIVERSOURCE(SM) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R)* (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R))
Accumulation unit value at beginning of period                $   0.87  $   0.85  $   0.69  $   0.89  $   1.07  $   1.19  $   1.00
Accumulation unit value at end of period                      $   0.88  $   0.87  $   0.85  $   0.69  $   0.89  $   1.07  $   1.19
Number of accumulation units outstanding at end of period
(000 omitted)                                                  325,031   464,000   464,876   373,715   276,054   177,036    31,537

*RIVERSOURCE(SM) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R) MERGED INTO RIVERSOURCE(SM) VARIABLE PORTFOLIO - LARGE CAP EQUITY
FUND ON MARCH 17, 2006

RIVERSOURCE(SM) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (5/1/2000)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND)
Accumulation unit value at beginning of period                $   0.84  $   0.77  $   0.61  $   0.79  $   0.91  $   1.00        --
Accumulation unit value at end of period                      $   0.87  $   0.84  $   0.77  $   0.61  $   0.79  $   0.91        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                  154,949   144,039   103,587    64,771    35,957     9,812        --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - SELECT VALUE FUND (2/4/2004)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - PARTNERS SELECT VALUE FUND)
Accumulation unit value at beginning of period                $   1.12  $   1.00        --        --        --        --        --
Accumulation unit value at end of period                      $   1.12  $   1.12        --        --        --        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                   10,247     4,730        --        --        --        --        --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND)
Accumulation unit value at beginning of period                $   1.21  $   1.21  $   1.20  $   1.14  $   1.08  $   1.00  $   1.00
Accumulation unit value at end of period                      $   1.22  $   1.21  $   1.21  $   1.20  $   1.14  $   1.08  $   1.00
Number of accumulation units outstanding at end of period
(000 omitted)                                                  145,087   160,725   155,718   124,866    50,510    16,258    11,135
RIVERSOURCE(SM) VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND)
Accumulation unit value at beginning of period                $   1.53  $   1.30  $   0.89  $   1.08  $   1.16  $   1.12  $   1.00
Accumulation unit value at end of period                      $   1.60  $   1.53  $   1.30  $   0.89  $   1.08  $   1.16  $   1.12
Number of accumulation units outstanding at end of period
(000 omitted)                                                   59,243    61,563    44,627    29,202    22,792    14,830     2,970
RIVERSOURCE(SM) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (8/14/2001)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period                $   1.52  $   1.28  $   0.93  $   1.07  $   1.00        --        --
Accumulation unit value at end of period                      $   1.60  $   1.52  $   1.28  $   0.93  $   1.07        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                  127,559    90,541    67,609    43,199     6,885        --        --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND* (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND)
Accumulation unit value at beginning of period                $   0.76  $   0.70  $   0.55  $   0.81  $   1.22  $   1.51  $   1.00
Accumulation unit value at end of period                      $   0.82  $   0.76  $   0.70  $   0.55  $   0.81  $   1.22  $   1.51
Number of accumulation units outstanding at end of period
(000 omitted)                                                   41,306    52,582    60,915    58,958    58,748    46,978     4,470

*RIVERSOURCE(SM) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND MERGED INTO RIVERSOURCE(SM) VARIABLE PORTFOLIO - MID CAP GROWTH
FUND ON MARCH 17, 2006

WANGER INTERNATIONAL SMALL CAP (9/15/1999)
Accumulation unit value at beginning of period                $   1.38  $   1.07  $   0.72  $   0.85  $   1.08  $   1.51  $   1.00
Accumulation unit value at end of period                      $   1.67  $   1.38  $   1.07  $   0.72  $   0.85  $   1.08  $   1.51
Number of accumulation units outstanding at end of period
(000 omitted)                                                  170,230   104,567    66,022    43,554    27,818    18,245     1,234
WANGER U.S. SMALLER COMPANIES (9/15/1999)
Accumulation unit value at beginning of period                $   1.60  $   1.36  $   0.96  $   1.16  $   1.05  $   1.15  $   1.00
Accumulation unit value at end of period                      $   1.77  $   1.60  $   1.36  $   0.96  $   1.16  $   1.05  $   1.15
Number of accumulation units outstanding at end of period
(000 omitted)                                                  241,623   184,961   129,824    78,311    40,791    23,813     2,476
WELLS FARGO ADVANTAGE VT ASSET ALLOCATION FUND (5/1/2001)
Accumulation unit value at beginning of period                $   1.10  $   1.02  $   0.84  $   0.97  $   1.00        --        --
Accumulation unit value at end of period                      $   1.15  $   1.10  $   1.02  $   0.84  $   0.97        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                   43,629    41,656    30,948    14,864     3,799        --        --
WELLS FARGO ADVANTAGE VT INTERNATIONAL CORE FUND (5/1/2001)
Accumulation unit value at beginning of period                $   0.98  $   0.90  $   0.69  $   0.90  $   1.00        --        --
Accumulation unit value at end of period                      $   1.06  $   0.98  $   0.90  $   0.69  $   0.90        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                    9,021    10,390     8,227     4,703     1,200        --        --
WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND (8/13/2001)
Accumulation unit value at beginning of period                $   1.14  $   0.97  $   0.72  $   0.99  $   1.00        --        --
Accumulation unit value at end of period                      $   1.22  $   1.14  $   0.97  $   0.72  $   0.99        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                   41,049    43,145    38,865    25,397     3,701        --        --


--------------------------------------------------------------------------------
61 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
   VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.75% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                             2005      2004      2003      2002      2001      2000      1999
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND (5/1/2001)
Accumulation unit value at beginning of period                $   0.92  $   0.81  $   0.58  $   0.94  $   1.00        --        --
Accumulation unit value at end of period                      $   0.97  $   0.92  $   0.81  $   0.58  $   0.94        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                   19,618    22,185    19,289     9,992     2,060        --        --


--------------------------------------------------------------------------------
62 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
   VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.95% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.



YEAR ENDED DEC. 31,                                             2005      2004      2003      2002      2001      2000      1999
AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (8/13/2001)
Accumulation unit value at beginning of period                $   0.98  $   0.93  $   0.73  $   0.98  $   1.00        --        --
Accumulation unit value at end of period                      $   1.06  $   0.98  $   0.93  $   0.73  $   0.98        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                   64,800    21,785    12,215     7,624     1,711        --        --
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (8/13/2001)
Accumulation unit value at beginning of period                $   1.16  $   1.02  $   0.76  $   0.98  $   1.00        --        --
Accumulation unit value at end of period                      $   1.26  $   1.16  $   1.02  $   0.76  $   0.98        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                   13,500    12,074     7,348     4,808     1,224        --        --
AIM V.I. DYNAMICS FUND, SERIES I SHARES (8/13/2001)
Accumulation unit value at beginning of period                $   0.99  $   0.88  $   0.65  $   0.96  $   1.00        --        --
Accumulation unit value at end of period                      $   1.09  $   0.99  $   0.88  $   0.65  $   0.96        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                    4,924     5,936     6,700     4,845     1,426        --        --
AIM V.I. FINANCIAL SERVICES FUND, SERIES I SHARES (8/13/2001)
Accumulation unit value at beginning of period                $   1.13  $   1.05  $   0.82  $   0.96  $   1.00        --        --
Accumulation unit value at end of period                      $   1.18  $   1.13  $   1.05  $   0.82  $   0.96        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                    6,396     6,649     5,460     3,709       901        --        --
AIM V.I. TECHNOLOGY FUND, SERIES I SHARES (8/13/2001)
Accumulation unit value at beginning of period                $   0.71  $   0.69  $   0.48  $   0.91  $   1.00        --        --
Accumulation unit value at end of period                      $   0.72  $   0.71  $   0.69  $   0.48  $   0.91        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                   14,960     8,076     5,212     2,845       911        --        --
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (8/13/2001)
Accumulation unit value at beginning of period                $   1.07  $   0.97  $   0.74  $   0.96  $   1.00        --        --
Accumulation unit value at end of period                      $   1.11  $   1.07  $   0.97  $   0.74  $   0.96        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                   91,924    75,935    54,358    29,770     4,363        --        --
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (8/13/2001)
Accumulation unit value at beginning of period                $   1.61  $   1.31  $   0.92  $   0.98  $   1.00        --        --
Accumulation unit value at end of period                      $   1.86  $   1.61  $   1.31  $   0.92  $   0.98        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                   94,909    44,705    24,114     9,270       790        --        --
AMERICAN CENTURY VP INTERNATIONAL, CLASS II (8/13/2001)
Accumulation unit value at beginning of period                $   1.03  $   0.90  $   0.73  $   0.93  $   1.00        --        --
Accumulation unit value at end of period                      $   1.15  $   1.03  $   0.90  $   0.73  $   0.93        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                   27,136    22,031    15,471     8,200     1,927        --        --
AMERICAN CENTURY VP VALUE, CLASS II (8/13/2001)
Accumulation unit value at beginning of period                $   1.29  $   1.14  $   0.89  $   1.04  $   1.00        --        --
Accumulation unit value at end of period                      $   1.34  $   1.29  $   1.14  $   0.89  $   1.04        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                   95,710    71,318    50,607    30,523     7,298        --        --
CALVERT VARIABLE SERIES, INC. SOCIAL BALANCED PORTFOLIO (5/1/2000)
Accumulation unit value at beginning of period                $   0.98  $   0.91  $   0.77  $   0.89  $   0.96  $   1.00        --
Accumulation unit value at end of period                      $   1.02  $   0.98  $   0.91  $   0.77  $   0.89  $   0.96        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                   19,301    17,682    14,100     9,832     6,090     1,693        --
EVERGREEN VA FUNDAMENTAL LARGE CAP FUND - CLASS 2 (12/8/2003)
Accumulation unit value at beginning of period                $   0.92  $   0.86  $   0.82        --        --        --        --
Accumulation unit value at end of period                      $   1.00  $   0.92  $   0.86        --        --        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                   10,001     8,036     6,384        --        --        --        --
FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO SERVICE CLASS 2 (8/13/2001)
Accumulation unit value at beginning of period                $   1.05  $   1.00  $   0.82  $   1.00  $   1.00        --        --
Accumulation unit value at end of period                      $   1.12  $   1.05  $   1.00  $   0.82  $   1.00        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                  121,317   119,521    81,919    36,320     8,177        --        --
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (8/13/2001)
Accumulation unit value at beginning of period                $   1.57  $   1.27  $   0.93  $   1.04  $   1.00        --        --
Accumulation unit value at end of period                      $   1.83  $   1.57  $   1.27  $   0.93  $   1.04        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                  157,678   117,171    72,124    35,541     6,689        --        --
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (8/13/2001)
Accumulation unit value at beginning of period                $   1.18  $   1.05  $   0.74  $   0.94  $   1.00        --        --
Accumulation unit value at end of period                      $   1.39  $   1.18  $   1.05  $   0.74  $   0.94        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                   48,642    42,672    21,405    10,123     2,157        --        --


--------------------------------------------------------------------------------
63 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
   VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.95% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                             2005      2004      2003      2002      2001      2000      1999
FTVIPT FRANKLIN REAL ESTATE FUND - CLASS 2 (9/15/1999)
Accumulation unit value at beginning of period                $   2.37  $   1.81  $   1.35  $   1.33  $   1.25  $   0.96  $   1.00
Accumulation unit value at end of period                      $   2.66  $   2.37  $   1.81  $   1.35  $   1.33  $   1.25  $   0.96
Number of accumulation units outstanding at end of period
(000 omitted)                                                   88,911    80,587    63,047    44,591    19,803     6,181       683
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (9/15/1999)
Accumulation unit value at beginning of period                $   1.94  $   1.58  $   1.21  $   1.34  $   1.19  $   0.96  $   1.00
Accumulation unit value at end of period                      $   2.09  $   1.94  $   1.58  $   1.21  $   1.34  $   1.19  $   0.96
Number of accumulation units outstanding at end of period
(000 omitted)                                                   55,521    44,541    34,639    23,553     9,584     2,897       590
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (8/13/2001)
Accumulation unit value at beginning of period                $   1.17  $   1.04  $   0.84  $   0.96  $   1.00        --        --
Accumulation unit value at end of period                      $   1.28  $   1.17  $   1.04  $   0.84  $   0.96        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                   50,166    33,241    21,294     9,151     1,114        --        --
GOLDMAN SACHS VIT MID CAP VALUE FUND (9/15/1999)
Accumulation unit value at beginning of period                $   2.05  $   1.64  $   1.29  $   1.37  $   1.23  $   0.95  $   1.00
Accumulation unit value at end of period                      $   2.29  $   2.05  $   1.64  $   1.29  $   1.37  $   1.23  $   0.95
Number of accumulation units outstanding at end of period
(000 omitted)                                                  117,932    84,473    65,106    47,539    24,711    10,265     2,023
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND (9/15/1999)
(PREVIOUSLY GOLDMAN SACHS VIT CORE(SM) U.S. EQUITY FUND)
Accumulation unit value at beginning of period                $   0.97  $   0.85  $   0.67  $   0.86  $   0.99  $   1.10  $   1.00
Accumulation unit value at end of period                      $   1.02  $   0.97  $   0.85  $   0.67  $   0.86  $   0.99  $   1.10
Number of accumulation units outstanding at end of period
(000 omitted)                                                  168,697   108,140    80,350    75,489    71,185    55,239     9,951
JANUS ASPEN SERIES GLOBAL TECHNOLOGY PORTFOLIO: SERVICE SHARES (5/1/2000)
Accumulation unit value at beginning of period                $   0.36  $   0.36  $   0.25  $   0.42  $   0.68  $   1.00        --
Accumulation unit value at end of period                      $   0.40  $   0.36  $   0.36  $   0.25  $   0.42  $   0.68        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                   24,131    27,479    30,159    31,354    34,050    22,949        --
JANUS ASPEN SERIES INTERNATIONAL GROWTH PORTFOLIO: SERVICE SHARES (5/1/2000)
Accumulation unit value at beginning of period                $   0.70  $   0.59  $   0.45  $   0.61  $   0.80  $   1.00        --
Accumulation unit value at end of period                      $   0.91  $   0.70  $   0.59  $   0.45  $   0.61  $   0.80        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                   59,325    61,390    68,389    74,111    64,147    29,251        --
LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO (9/15/1999)
Accumulation unit value at beginning of period                $   0.92  $   0.81  $   0.64  $   0.72  $   0.96  $   1.07  $   1.00
Accumulation unit value at end of period                      $   1.01  $   0.92  $   0.81  $   0.64  $   0.72  $   0.96  $   1.07
Number of accumulation units outstanding at end of period
(000 omitted)                                                   73,982    66,844    53,159    28,853    19,727    10,774     2,504
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (5/1/2000)
Accumulation unit value at beginning of period                $   0.63  $   0.59  $   0.48  $   0.67  $   0.90  $   1.00        --
Accumulation unit value at end of period                      $   0.65  $   0.63  $   0.59  $   0.48  $   0.67  $   0.90        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                   84,506    78,223    74,564    62,663    51,051    21,973        --
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (5/1/2000)
Accumulation unit value at beginning of period                $   0.84  $   0.80  $   0.61  $   0.90  $   0.96  $   1.00        --
Accumulation unit value at end of period                      $   0.88  $   0.84  $   0.80  $   0.61  $   0.90  $   0.96        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                   48,503    60,214    61,988    53,383    36,822    15,060        --
MFS(R) UTILITIES SERIES - SERVICE CLASS (8/13/2001)
Accumulation unit value at beginning of period                $   1.18  $   0.91  $   0.68  $   0.89  $   1.00        --        --
Accumulation unit value at end of period                      $   1.36  $   1.18  $   0.91  $   0.68  $   0.89        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                   35,163    18,264    12,519     7,093     2,778        --        --
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit value at beginning of period                $   1.15  $   1.00        --        --        --        --        --
Accumulation unit value at end of period                      $   1.30  $   1.15        --        --        --        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                   20,721     6,121        --        --        --        --        --
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit value at beginning of period                $   1.15  $   1.00        --        --        --        --        --
Accumulation unit value at end of period                      $   1.25  $   1.15        --        --        --        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                   12,037     4,085        --        --        --        --        --
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit value at beginning of period                $   1.07  $   1.00        --        --        --        --        --
Accumulation unit value at end of period                      $   1.08  $   1.07        --        --        --        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                   94,657    11,924        --        --        --        --        --


--------------------------------------------------------------------------------
64 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
   VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.95% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                             2005      2004      2003      2002      2001      2000      1999
PIONEER EQUITY INCOME VCT PORTFOLIO - CLASS II SHARES (8/13/2001)
Accumulation unit value at beginning of period                $   1.13  $   0.98  $   0.81  $   0.97  $   1.00        --        --
Accumulation unit value at end of period                      $   1.18  $   1.13  $   0.98  $   0.81  $   0.97        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                   17,370    15,748    13,512     7,193     1,106        --        --
PIONEER EUROPE VCT PORTFOLIO - CLASS II SHARES (8/13/2001)
Accumulation unit value at beginning of period                $   1.21  $   1.03  $   0.78  $   0.98  $   1.00        --        --
Accumulation unit value at end of period                      $   1.29  $   1.21  $   1.03  $   0.78  $   0.98        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                    1,827     1,603     1,268       698       143        --        --
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (8/13/2001)
Accumulation unit value at beginning of period                $   0.96  $   0.91  $   0.77  $   0.98  $   1.00        --        --
Accumulation unit value at end of period                      $   1.08  $   0.96  $   0.91  $   0.77  $   0.98        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                   14,517    11,248     9,676     6,574     1,743        --        --
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (8/13/2001)
Accumulation unit value at beginning of period                $   1.15  $   1.00  $   0.78  $   0.96  $   1.00        --        --
Accumulation unit value at end of period                      $   1.27  $   1.15  $   1.00  $   0.78  $   0.96        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                   23,458    24,819    24,880    15,138     2,180        --        --
PUTNAM VT VISTA FUND - CLASS IB SHARES (9/15/1999)
Accumulation unit value at beginning of period                $   0.90  $   0.77  $   0.58  $   0.85  $   1.29  $   1.36  $   1.00
Accumulation unit value at end of period                      $   1.00  $   0.90  $   0.77  $   0.58  $   0.85  $   1.29  $   1.36
Number of accumulation units outstanding at end of period
(000 omitted)                                                   42,680    51,579    63,075    73,930    87,722    68,407     7,245
RIVERSOURCE(SM) VARIABLE PORTFOLIO - BALANCED FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - MANAGED FUND)
Accumulation unit value at beginning of period                $   1.04  $   0.96  $   0.80  $   0.93  $   1.05  $   1.09  $   1.00
Accumulation unit value at end of period                      $   1.07  $   1.04  $   0.96  $   0.80  $   0.93  $   1.05  $   1.09
Number of accumulation units outstanding at end of period
(000 omitted)                                                   77,525    74,540    73,310    64,613    53,096    39,810     6,539
RIVERSOURCE(SM) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND)
Accumulation unit value at beginning of period                $   1.08  $   1.09  $   1.09  $   1.09  $   1.06  $   1.01  $   1.00
Accumulation unit value at end of period                      $   1.10  $   1.08  $   1.09  $   1.09  $   1.09  $   1.06  $   1.01
Number of accumulation units outstanding at end of period
(000 omitted)                                                  147,452   148,915   178,580   228,237   265,455   203,922    87,424

*THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR RIVERSOURCE(SM) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND AT DEC. 31, 2005 WERE 2.62%
AND 2.65%, RESPECTIVELY

RIVERSOURCE(SM) VARIABLE PORTFOLIO - CORE BOND FUND (2/4/2004)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - CORE BOND FUND)
Accumulation unit value at beginning of period                $   1.02  $   1.00        --        --        --        --        --
Accumulation unit value at end of period                      $   1.03  $   1.02        --        --        --        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                   15,300     4,962        --        --        --        --        --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND)
Accumulation unit value at beginning of period                $   1.26  $   1.22  $   1.18  $   1.13  $   1.06  $   1.01  $   1.00
Accumulation unit value at end of period                      $   1.28  $   1.26  $   1.22  $   1.18  $   1.13  $   1.06  $   1.01
Number of accumulation units outstanding at end of period
(000 omitted)                                                  257,273   190,125   176,013   159,405   106,760    43,920    11,675
RIVERSOURCE(SM) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND)
Accumulation unit value at beginning of period                $   1.34  $   1.14  $   0.82  $   1.02  $   1.01  $   1.03  $   1.00
Accumulation unit value at end of period                      $   1.51  $   1.34  $   1.14  $   0.82  $   1.02  $   1.01  $   1.03
Number of accumulation units outstanding at end of period
(000 omitted)                                                  278,737   181,318    99,776    67,958    41,299    14,227     3,441
RIVERSOURCE(SM) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (5/1/2000)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - THREADNEEDLE EMERGING MARKETS FUND)
Accumulation unit value at beginning of period                $   1.15  $   0.94  $   0.67  $   0.72  $   0.74  $   1.00        --
Accumulation unit value at end of period                      $   1.53  $   1.15  $   0.94  $   0.67  $   0.72  $   0.74        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                   44,244    16,315     6,501     3,888     1,542       693        --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - GLOBAL BOND FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - GLOBAL BOND FUND)
Accumulation unit value at beginning of period                $   1.43  $   1.31  $   1.17  $   1.03  $   1.02  $   1.00  $   1.00
Accumulation unit value at end of period                      $   1.34  $   1.43  $   1.31  $   1.17  $   1.03  $   1.02  $   1.00
Number of accumulation units outstanding at end of period
(000 omitted)                                                  102,876    72,702    54,100    36,626    23,970    14,137     2,368


--------------------------------------------------------------------------------
65 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
   VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.95% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                             2005      2004      2003      2002      2001      2000      1999
RIVERSOURCE(SM) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (9/13/2004)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - INFLATION PROTECTED SECURITIES FUND)
Accumulation unit value at beginning of period                $   1.03  $   1.00        --        --        --        --        --
Accumulation unit value at end of period                      $   1.05  $   1.03        --        --        --        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                   51,906     1,504        --        --        --        --        --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - GROWTH FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - GROWTH FUND)
Accumulation unit value at beginning of period                $   0.61  $   0.57  $   0.47  $   0.64  $   0.94  $   1.18  $   1.00
Accumulation unit value at end of period                      $   0.66  $   0.61  $   0.57  $   0.47  $   0.64  $   0.94  $   1.18
Number of accumulation units outstanding at end of period
(000 omitted)                                                  212,229   135,373   147,485   118,986   130,764   106,410    13,813
RIVERSOURCE(SM) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND)
Accumulation unit value at beginning of period                $   1.20  $   1.08  $   0.87  $   0.94  $   0.91  $   1.01  $   1.00
Accumulation unit value at end of period                      $   1.23  $   1.20  $   1.08  $   0.87  $   0.94  $   0.91  $   1.01
Number of accumulation units outstanding at end of period
(000 omitted)                                                  237,711   236,566   197,358   122,784    88,813    52,655    10,137
RIVERSOURCE(SM) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (9/13/2004)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND)
Accumulation unit value at beginning of period                $   1.04  $   1.00        --        --        --        --        --
Accumulation unit value at end of period                      $   1.06  $   1.04        --        --        --        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                   18,068       783        --        --        --        --        --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - THREADNEEDLE INTERNATIONAL FUND)
Accumulation unit value at beginning of period                $   0.80  $   0.69  $   0.54  $   0.67  $   0.95  $   1.27  $   1.00
Accumulation unit value at end of period                      $   0.90  $   0.80  $   0.69  $   0.54  $   0.67  $   0.95  $   1.27
Number of accumulation units outstanding at end of period
(000 omitted)                                                   61,793    40,351    21,462    19,189    18,664    15,670     2,173
RIVERSOURCE(SM) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND* (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND)
Accumulation unit value at beginning of period                $   0.78  $   0.75  $   0.58  $   0.76  $   0.93  $   1.14  $   1.00
Accumulation unit value at end of period                      $   0.82  $   0.78  $   0.75  $   0.58  $   0.76  $   0.93  $   1.14
Number of accumulation units outstanding at end of period
(000 omitted)                                                  144,230    94,730    45,599    34,956    26,779    22,159     3,227

*RIVERSOURCE(SM) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R) MERGED INTO RIVERSOURCE(SM) VARIABLE PORTFOLIO - LARGE CAP EQUITY
FUND ON MARCH 17, 2006

RIVERSOURCE(SM) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND (2/4/2004)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND)
Accumulation unit value at beginning of period                $   1.09  $   1.00        --        --        --        --        --
Accumulation unit value at end of period                      $   1.13  $   1.09        --        --        --        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                    3,594     2,030        --        --        --        --        --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - MID CAP GROWTH FUND* (5/1/2001)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - EQUITY SELECT FUND)
Accumulation unit value at beginning of period                $   1.11  $   1.03  $   0.85  $   0.99  $   1.00        --        --
Accumulation unit value at end of period                      $   1.22  $   1.11  $   1.03  $   0.85  $   0.99        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                   31,419    35,498    29,450    12,145     2,238        --        --

*RIVERSOURCE(SM) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND MERGED INTO RIVERSOURCE(SM) VARIABLE PORTFOLIO - MID CAP GROWTH
FUND ON MARCH 17, 2006

RIVERSOURCE(SM) VARIABLE PORTFOLIO - MID CAP VALUE FUND (5/2/2005)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - MID CAP VALUE FUND)
Accumulation unit value at beginning of period                $   1.00        --        --        --        --        --        --
Accumulation unit value at end of period                      $   1.19        --        --        --        --        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                    4,982        --        --        --        --        --        --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R)* (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R))
Accumulation unit value at beginning of period                $   0.86  $   0.84  $   0.68  $   0.88  $   1.07  $   1.19  $   1.00
Accumulation unit value at end of period                      $   0.87  $   0.86  $   0.84  $   0.68  $   0.88  $   1.07  $   1.19
Number of accumulation units outstanding at end of period
(000 omitted)                                                  234,424   352,273   387,251   347,841   307,320   219,316    32,483

*RIVERSOURCE(SM) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R) MERGED INTO RIVERSOURCE(SM) VARIABLE PORTFOLIO - LARGE CAP EQUITY
FUND ON MARCH 17, 2006

RIVERSOURCE(SM) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (5/1/2000)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND)
Accumulation unit value at beginning of period                $   0.84  $   0.77  $   0.60  $   0.79  $   0.91  $   1.00        --
Accumulation unit value at end of period                      $   0.86  $   0.84  $   0.77  $   0.60  $   0.79  $   0.91        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                  122,070   117,372    91,398    65,011    40,575    14,084        --


--------------------------------------------------------------------------------
66 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
   VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.95% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                             2005      2004      2003      2002      2001      2000      1999
RIVERSOURCE(SM) VARIABLE PORTFOLIO - SELECT VALUE FUND (2/4/2004)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - PARTNERS SELECT VALUE FUND)
Accumulation unit value at beginning of period                $   1.12  $   1.00        --        --        --        --        --
Accumulation unit value at end of period                      $   1.12  $   1.12        --        --        --        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                    5,777     2,540        --        --        --        --        --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND)
Accumulation unit value at beginning of period                $   1.20  $   1.20  $   1.19  $   1.13  $   1.08  $   1.00  $   1.00
Accumulation unit value at end of period                      $   1.20  $   1.20  $   1.20  $   1.19  $   1.13  $   1.08  $   1.00
Number of accumulation units outstanding at end of period
(000 omitted)                                                  121,249   130,386   135,202   116,147    56,966    24,654    12,796
RIVERSOURCE(SM) VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND)
Accumulation unit value at beginning of period                $   1.52  $   1.29  $   0.88  $   1.07  $   1.16  $   1.12  $   1.00
Accumulation unit value at end of period                      $   1.58  $   1.52  $   1.29  $   0.88  $   1.07  $   1.16  $   1.12
Number of accumulation units outstanding at end of period
(000 omitted)                                                   46,718    51,057    39,709    29,341    24,346    16,349     3,029
RIVERSOURCE(SM) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (8/14/2001)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period                $   1.51  $   1.27  $   0.93  $   1.07  $   1.00        --        --
Accumulation unit value at end of period                      $   1.59  $   1.51  $   1.27  $   0.93  $   1.07        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                   72,463    57,581    44,918    28,099     6,314        --        --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND* (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND)
Accumulation unit value at beginning of period                $   0.75  $   0.69  $   0.54  $   0.81  $   1.21  $   1.51  $   1.00
Accumulation unit value at end of period                      $   0.81  $   0.75  $   0.69  $   0.54  $   0.81  $   1.21  $   1.51
Number of accumulation units outstanding at end of period
(000 omitted)                                                   31,424    41,862    50,934    55,183    65,574    58,414     3,901

*RIVERSOURCE(SM) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND MERGED INTO RIVERSOURCE(SM) VARIABLE PORTFOLIO - MID CAP GROWTH
FUND ON MARCH 17, 2006

WANGER INTERNATIONAL SMALL CAP (9/15/1999)
Accumulation unit value at beginning of period                $   1.37  $   1.06  $   0.72  $   0.84  $   1.08  $   1.51  $   1.00
Accumulation unit value at end of period                      $   1.65  $   1.37  $   1.06  $   0.72  $   0.84  $   1.08  $   1.51
Number of accumulation units outstanding at end of period
(000 omitted)                                                  114,381    79,981    56,466    42,309    30,297    21,844     1,343
WANGER U.S. SMALLER COMPANIES (9/15/1999)
Accumulation unit value at beginning of period                $   1.58  $   1.35  $   0.95  $   1.15  $   1.05  $   1.15  $   1.00
Accumulation unit value at end of period                      $   1.74  $   1.58  $   1.35  $   0.95  $   1.15  $   1.05  $   1.15
Number of accumulation units outstanding at end of period
(000 omitted)                                                  169,886   140,320   108,046    72,853    46,456    29,881     2,723
WELLS FARGO ADVANTAGE VT ASSET ALLOCATION FUND (5/1/2001)
Accumulation unit value at beginning of period                $   1.09  $   1.01  $   0.84  $   0.97  $   1.00        --        --
Accumulation unit value at end of period                      $   1.14  $   1.09  $   1.01  $   0.84  $   0.97        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                   32,466    31,201    22,278    11,859     3,224        --        --
WELLS FARGO ADVANTAGE VT INTERNATIONAL CORE FUND (5/1/2001)
Accumulation unit value at beginning of period                $   0.97  $   0.89  $   0.69  $   0.90  $   1.00        --        --
Accumulation unit value at end of period                      $   1.05  $   0.97  $   0.89  $   0.69  $   0.90        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                    6,690     7,049     5,248     2,781     1,031        --        --
WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND (8/13/2001)
Accumulation unit value at beginning of period                $   1.13  $   0.97  $   0.72  $   0.99  $   1.00        --        --
Accumulation unit value at end of period                      $   1.21  $   1.13  $   0.97  $   0.72  $   0.99        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                   25,313    25,983    24,999    17,130     3,747        --        --
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND (5/1/2001)
Accumulation unit value at beginning of period                $   0.91  $   0.81  $   0.58  $   0.94  $   1.00        --        --
Accumulation unit value at end of period                      $   0.96  $   0.91  $   0.81  $   0.58  $   0.94        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                   14,334    16,103    13,800     7,655     2,230        --        --


--------------------------------------------------------------------------------
67 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
   VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.



YEAR ENDED DEC. 31,                                                                 2005     2004     2003     2002
AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (2/13/2002)
Accumulation unit value at beginning of period                                    $  1.05  $  1.00  $  0.78  $  1.00
Accumulation unit value at end of period                                          $  1.13  $  1.05  $  1.00  $  0.78
Number of accumulation units outstanding at end of period (000 omitted)            24,536    5,492    1,386      379
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (2/13/2002)
Accumulation unit value at beginning of period                                    $  1.23  $  1.07  $  0.80  $  1.00
Accumulation unit value at end of period                                          $  1.33  $  1.23  $  1.07  $  0.80
Number of accumulation units outstanding at end of period (000 omitted)             2,836    2,429    1,198      552
AIM V.I. DYNAMICS FUND, SERIES I SHARES (2/13/2002)
Accumulation unit value at beginning of period                                    $  1.09  $  0.97  $  0.71  $  1.00
Accumulation unit value at end of period                                          $  1.19  $  1.09  $  0.97  $  0.71
Number of accumulation units outstanding at end of period (000 omitted)               830      916      758      242
AIM V.I. FINANCIAL SERVICES FUND, SERIES I SHARES (2/13/2002)
Accumulation unit value at beginning of period                                    $  1.20  $  1.11  $  0.87  $  1.00
Accumulation unit value at end of period                                          $  1.26  $  1.20  $  1.11  $  0.87
Number of accumulation units outstanding at end of period (000 omitted)             1,322    1,122      925      526
AIM V.I. TECHNOLOGY FUND, SERIES I SHARES (2/13/2002)
Accumulation unit value at beginning of period                                    $  0.84  $  0.81  $  0.56  $  1.00
Accumulation unit value at end of period                                          $  0.85  $  0.84  $  0.81  $  0.56
Number of accumulation units outstanding at end of period (000 omitted)             4,728    1,650      851      192
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (2/13/2002)
Accumulation unit value at beginning of period                                    $  1.16  $  1.06  $  0.81  $  1.00
Accumulation unit value at end of period                                          $  1.21  $  1.16  $  1.06  $  0.81
Number of accumulation units outstanding at end of period (000 omitted)            20,739   16,610    9,284    3,503
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (2/13/2002)
Accumulation unit value at beginning of period                                    $  1.68  $  1.36  $  0.95  $  1.00
Accumulation unit value at end of period                                          $  1.94  $  1.68  $  1.36  $  0.95
Number of accumulation units outstanding at end of period (000 omitted)            25,568   11,679    5,621    1,417
AMERICAN CENTURY VP INTERNATIONAL, CLASS II (2/13/2002)
Accumulation unit value at beginning of period                                    $  1.19  $  1.05  $  0.85  $  1.00
Accumulation unit value at end of period                                          $  1.33  $  1.19  $  1.05  $  0.85
Number of accumulation units outstanding at end of period (000 omitted)             7,538    4,969    2,812      944
AMERICAN CENTURY VP VALUE, CLASS II (2/13/2002)
Accumulation unit value at beginning of period                                    $  1.28  $  1.13  $  0.89  $  1.00
Accumulation unit value at end of period                                          $  1.33  $  1.28  $  1.13  $  0.89
Number of accumulation units outstanding at end of period (000 omitted)            25,428   16,423    8,977    2,837
CALVERT VARIABLE SERIES, INC. SOCIAL BALANCED PORTFOLIO (2/13/2002)
Accumulation unit value at beginning of period                                    $  1.11  $  1.04  $  0.88  $  1.00
Accumulation unit value at end of period                                          $  1.17  $  1.11  $  1.04  $  0.88
Number of accumulation units outstanding at end of period (000 omitted)             3,186    2,458    1,272      211
EVERGREEN VA FUNDAMENTAL LARGE CAP FUND - CLASS 2 (12/8/2003)
Accumulation unit value at beginning of period                                    $  1.03  $  0.95  $  0.93       --
Accumulation unit value at end of period                                          $  1.11  $  1.03  $  0.95       --
Number of accumulation units outstanding at end of period (000 omitted)             2,338    2,067    1,338       --
FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO SERVICE CLASS 2 (2/13/2002)
Accumulation unit value at beginning of period                                    $  1.09  $  1.04  $  0.85  $  1.00
Accumulation unit value at end of period                                          $  1.16  $  1.09  $  1.04  $  0.85
Number of accumulation units outstanding at end of period (000 omitted)            28,158   27,602   15,940    3,592
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (2/13/2002)
Accumulation unit value at beginning of period                                    $  1.52  $  1.23  $  0.90  $  1.00
Accumulation unit value at end of period                                          $  1.77  $  1.52  $  1.23  $  0.90
Number of accumulation units outstanding at end of period (000 omitted)            46,944   30,787   15,111    4,182
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (2/13/2002)
Accumulation unit value at beginning of period                                    $  1.32  $  1.17  $  0.83  $  1.00
Accumulation unit value at end of period                                          $  1.55  $  1.32  $  1.17  $  0.83
Number of accumulation units outstanding at end of period (000 omitted)             9,686    7,474    2,900      553


--------------------------------------------------------------------------------
68 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
   VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                                 2005     2004     2003     2002
FTVIPT FRANKLIN REAL ESTATE FUND - CLASS 2 (2/13/2002)
Accumulation unit value at beginning of period                                    $  1.77  $  1.36  $  1.01  $  1.00
Accumulation unit value at end of period                                          $  1.99  $  1.77  $  1.36  $  1.01
Number of accumulation units outstanding at end of period (000 omitted)            22,307   17,231    9,166    2,887
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (2/13/2002)
Accumulation unit value at beginning of period                                    $  1.47  $  1.20  $  0.92  $  1.00
Accumulation unit value at end of period                                          $  1.59  $  1.47  $  1.20  $  0.92
Number of accumulation units outstanding at end of period (000 omitted)            13,298    8,980    5,248    2,075
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (2/13/2002)
Accumulation unit value at beginning of period                                    $  1.23  $  1.10  $  0.89  $  1.00
Accumulation unit value at end of period                                          $  1.35  $  1.23  $  1.10  $  0.89
Number of accumulation units outstanding at end of period (000 omitted)            18,871   13,076    6,742    1,735
GOLDMAN SACHS VIT MID CAP VALUE FUND (2/13/2002)
Accumulation unit value at beginning of period                                    $  1.51  $  1.21  $  0.95  $  1.00
Accumulation unit value at end of period                                          $  1.69  $  1.51  $  1.21  $  0.95
Number of accumulation units outstanding at end of period (000 omitted)            30,996   15,049    7,743    2,583
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND (2/13/2002)
(PREVIOUSLY GOLDMAN SACHS VIT CORE(SM) U.S. EQUITY FUND)
Accumulation unit value at beginning of period                                    $  1.17  $  1.03  $  0.80  $  1.00
Accumulation unit value at end of period                                          $  1.24  $  1.17  $  1.03  $  0.80
Number of accumulation units outstanding at end of period (000 omitted)            30,636    9,922    2,742    1,048
JANUS ASPEN SERIES GLOBAL TECHNOLOGY PORTFOLIO: SERVICE SHARES (2/13/2002)
Accumulation unit value at beginning of period                                    $  0.92  $  0.92  $  0.64  $  1.00
Accumulation unit value at end of period                                          $  1.01  $  0.92  $  0.92  $  0.64
Number of accumulation units outstanding at end of period (000 omitted)               468      467      428       68
JANUS ASPEN SERIES INTERNATIONAL GROWTH PORTFOLIO: SERVICE SHARES (2/13/2002)
Accumulation unit value at beginning of period                                    $  1.23  $  1.05  $  0.79  $  1.00
Accumulation unit value at end of period                                          $  1.61  $  1.23  $  1.05  $  0.79
Number of accumulation units outstanding at end of period (000 omitted)             1,555    1,500    1,254      681
LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO (2/13/2002)
Accumulation unit value at beginning of period                                    $  1.33  $  1.17  $  0.92  $  1.00
Accumulation unit value at end of period                                          $  1.46  $  1.33  $  1.17  $  0.92
Number of accumulation units outstanding at end of period (000 omitted)             7,418    5,816    3,058      499
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (2/13/2002)
Accumulation unit value at beginning of period                                    $  0.99  $  0.92  $  0.76  $  1.00
Accumulation unit value at end of period                                          $  1.03  $  0.99  $  0.92  $  0.76
Number of accumulation units outstanding at end of period (000 omitted)             8,658    5,399    2,971    1,088
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (2/13/2002)
Accumulation unit value at beginning of period                                    $  1.00  $  0.96  $  0.72  $  1.00
Accumulation unit value at end of period                                          $  1.04  $  1.00  $  0.96  $  0.72
Number of accumulation units outstanding at end of period (000 omitted)             6,257    6,311    5,191    2,112
MFS(R) UTILITIES SERIES - SERVICE CLASS (2/13/2002)
Accumulation unit value at beginning of period                                    $  1.47  $  1.14  $  0.85  $  1.00
Accumulation unit value at end of period                                          $  1.70  $  1.47  $  1.14  $  0.85
Number of accumulation units outstanding at end of period (000 omitted)             6,871    3,380    1,670      276
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit value at beginning of period                                    $  1.15  $  1.00       --       --
Accumulation unit value at end of period                                          $  1.30  $  1.15       --       --
Number of accumulation units outstanding at end of period (000 omitted)            11,208    4,318       --       --
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit value at beginning of period                                    $  1.15  $  1.00       --       --
Accumulation unit value at end of period                                          $  1.25  $  1.15       --       --
Number of accumulation units outstanding at end of period (000 omitted)             6,924    2,998       --       --
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit value at beginning of period                                    $  1.07  $  1.00       --       --
Accumulation unit value at end of period                                          $  1.08  $  1.07       --       --
Number of accumulation units outstanding at end of period (000 omitted)            34,899    7,003       --       --


--------------------------------------------------------------------------------
69 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
   VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                                 2005     2004     2003     2002
PIONEER EQUITY INCOME VCT PORTFOLIO - CLASS II SHARES (2/13/2002)
Accumulation unit value at beginning of period                                    $  1.18  $  1.03  $  0.85  $  1.00
Accumulation unit value at end of period                                          $  1.24  $  1.18  $  1.03  $  0.85
Number of accumulation units outstanding at end of period (000 omitted)             5,727    5,442    4,416    1,439
PIONEER EUROPE VCT PORTFOLIO - CLASS II SHARES (2/13/2002)
Accumulation unit value at beginning of period                                    $  1.31  $  1.12  $  0.85  $  1.00
Accumulation unit value at end of period                                          $  1.40  $  1.31  $  1.12  $  0.85
Number of accumulation units outstanding at end of period (000 omitted)               243      169      132       50
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (2/13/2002)
Accumulation unit value at beginning of period                                    $  1.00  $  0.94  $  0.81  $  1.00
Accumulation unit value at end of period                                          $  1.12  $  1.00  $  0.94  $  0.81
Number of accumulation units outstanding at end of period (000 omitted)             4,351    2,530    1,776      617
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (2/13/2002)
Accumulation unit value at beginning of period                                    $  1.26  $  1.09  $  0.86  $  1.00
Accumulation unit value at end of period                                          $  1.40  $  1.26  $  1.09  $  0.86
Number of accumulation units outstanding at end of period (000 omitted)             4,252    4,043    4,165    2,086
PUTNAM VT VISTA FUND - CLASS IB SHARES (2/13/2002)
Accumulation unit value at beginning of period                                    $  1.13  $  0.96  $  0.73  $  1.00
Accumulation unit value at end of period                                          $  1.25  $  1.13  $  0.96  $  0.73
Number of accumulation units outstanding at end of period (000 omitted)               736      559      614      267
RIVERSOURCE(SM) VARIABLE PORTFOLIO - BALANCED FUND (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - MANAGED FUND)
Accumulation unit value at beginning of period                                    $  1.16  $  1.07  $  0.90  $  1.00
Accumulation unit value at end of period                                          $  1.19  $  1.16  $  1.07  $  0.90
Number of accumulation units outstanding at end of period (000 omitted)             3,385    2,471    1,608      531
RIVERSOURCE(SM) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND)
Accumulation unit value at beginning of period                                    $  0.99  $  1.00  $  1.00  $  1.00
Accumulation unit value at end of period                                          $  1.01  $  0.99  $  1.00  $  1.00
Number of accumulation units outstanding at end of period (000 omitted)            22,067   19,507   13,022   12,452

*THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR RIVERSOURCE(SM) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND AT DEC. 31, 2005
WERE 2.60% AND 2.64%, RESPECTIVELY.

RIVERSOURCE(SM) VARIABLE PORTFOLIO - CORE BOND FUND (2/4/2004)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - CORE BOND FUND)
Accumulation unit value at beginning of period                                    $  1.02  $  1.00       --       --
Accumulation unit value at end of period                                          $  1.02  $  1.02       --       --
Number of accumulation units outstanding at end of period (000 omitted)             3,994    1,612       --       --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND)
Accumulation unit value at beginning of period                                    $  1.11  $  1.07  $  1.04  $  1.00
Accumulation unit value at end of period                                          $  1.12  $  1.11  $  1.07  $  1.04
Number of accumulation units outstanding at end of period (000 omitted)            50,746   22,751   13,984    6,481
RIVERSOURCE(SM) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND)
Accumulation unit value at beginning of period                                    $  1.36  $  1.17  $  0.83  $  1.00
Accumulation unit value at end of period                                          $  1.53  $  1.36  $  1.17  $  0.83
Number of accumulation units outstanding at end of period (000 omitted)            47,282   24,579    8,342    3,101
RIVERSOURCE(SM) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - THREADNEEDLE EMERGING MARKETS FUND)
Accumulation unit value at beginning of period                                    $  1.54  $  1.25  $  0.90  $  1.00
Accumulation unit value at end of period                                          $  2.04  $  1.54  $  1.25  $  0.90
Number of accumulation units outstanding at end of period (000 omitted)             8,412    1,983      492      220
RIVERSOURCE(SM) VARIABLE PORTFOLIO - GLOBAL BOND FUND (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - GLOBAL BOND FUND)
Accumulation unit value at beginning of period                                    $  1.39  $  1.28  $  1.14  $  1.00
Accumulation unit value at end of period                                          $  1.31  $  1.39  $  1.28  $  1.14
Number of accumulation units outstanding at end of period (000 omitted)            18,771    8,568    3,885    1,060


--------------------------------------------------------------------------------
70 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
   VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                                 2005     2004     2003     2002
RIVERSOURCE(SM) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (9/13/2004)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - INFLATION PROTECTED SECURITIES FUND)
Accumulation unit value at beginning of period                                    $  1.03  $  1.00       --       --
Accumulation unit value at end of period                                          $  1.05  $  1.03       --       --
Number of accumulation units outstanding at end of period (000 omitted)            20,279      653       --       --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - GROWTH FUND (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - GROWTH FUND)
Accumulation unit value at beginning of period                                    $  0.99  $  0.92  $  0.77  $  1.00
Accumulation unit value at end of period                                          $  1.06  $  0.99  $  0.92  $  0.77
Number of accumulation units outstanding at end of period (000 omitted)            23,296    7,403    5,647      973
RIVERSOURCE(SM) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND)
Accumulation unit value at beginning of period                                    $  1.28  $  1.16  $  0.94  $  1.00
Accumulation unit value at end of period                                          $  1.32  $  1.28  $  1.16  $  0.94
Number of accumulation units outstanding at end of period (000 omitted)            28,189   24,305   16,280    3,957
RIVERSOURCE(SM) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (9/13/2004)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND)
Accumulation unit value at beginning of period                                    $  1.04  $  1.00       --       --
Accumulation unit value at end of period                                          $  1.06  $  1.04       --       --
Number of accumulation units outstanding at end of period (000 omitted)             7,061      300       --       --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - THREADNEEDLE INTERNATIONAL FUND)
Accumulation unit value at beginning of period                                    $  1.26  $  1.08  $  0.85  $  1.00
Accumulation unit value at end of period                                          $  1.42  $  1.26  $  1.08  $  0.85
Number of accumulation units outstanding at end of period (000 omitted)             5,133    2,551      340       55
RIVERSOURCE(SM) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND* (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND)
Accumulation unit value at beginning of period                                    $  1.00  $  0.95  $  0.75  $  1.00
Accumulation unit value at end of period                                          $  1.05  $  1.00  $  0.95  $  0.75
Number of accumulation units outstanding at end of period (000 omitted)            27,550    4,862    1,779      291

*RIVERSOURCE(SM) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R) MERGED INTO RIVERSOURCE(SM) VARIABLE PORTFOLIO - LARGE
CAP EQUITY FUND ON MARCH 17, 2006

RIVERSOURCE(SM) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND (2/4/2004)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND)
Accumulation unit value at beginning of period                                    $  1.09  $  1.00       --       --
Accumulation unit value at end of period                                          $  1.13  $  1.09       --       --
Number of accumulation units outstanding at end of period (000 omitted)               921      450       --       --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - MID CAP GROWTH FUND* (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - EQUITY SELECT FUND)
Accumulation unit value at beginning of period                                    $  1.15  $  1.07  $  0.88  $  1.00
Accumulation unit value at end of period                                          $  1.26  $  1.15  $  1.07  $  0.88
Number of accumulation units outstanding at end of period (000 omitted)             5,505    5,961    4,649    1,153

*RIVERSOURCE(SM) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND MERGED INTO RIVERSOURCE(SM) VARIABLE PORTFOLIO - MID
CAP GROWTH FUND ON MARCH 17, 2006

RIVERSOURCE(SM) VARIABLE PORTFOLIO - MID CAP VALUE FUND (5/2/2005)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - MID CAP VALUE FUND)
Accumulation unit value at beginning of period                                    $  1.00       --       --       --
Accumulation unit value at end of period                                          $  1.19       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)               622       --       --       --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R)* (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R))
Accumulation unit value at beginning of period                                    $  1.01  $  0.99  $  0.80  $  1.00
Accumulation unit value at end of period                                          $  1.01  $  1.01  $  0.99  $  0.80
Number of accumulation units outstanding at end of period (000 omitted)            16,468   23,120   18,133    6,565

*RIVERSOURCE(SM) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R) MERGED INTO RIVERSOURCE(SM) VARIABLE PORTFOLIO - LARGE
CAP EQUITY FUND ON MARCH 17, 2006

RIVERSOURCE(SM) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND)
Accumulation unit value at beginning of period                                    $  1.10  $  1.01  $  0.80  $  1.00
Accumulation unit value at end of period                                          $  1.14  $  1.10  $  1.01  $  0.80
Number of accumulation units outstanding at end of period (000 omitted)            14,184   11,269    6,544    1,889


--------------------------------------------------------------------------------
71 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
   VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                                 2005     2004     2003     2002
RIVERSOURCE(SM) VARIABLE PORTFOLIO - SELECT VALUE FUND (2/4/2004)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - PARTNERS SELECT VALUE FUND)
Accumulation unit value at beginning of period                                    $  1.12  $  1.00       --       --
Accumulation unit value at end of period                                          $  1.12  $  1.12       --       --
Number of accumulation units outstanding at end of period (000 omitted)             1,493      840       --       --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND)
Accumulation unit value at beginning of period                                    $  1.04  $  1.05  $  1.04  $  1.00
Accumulation unit value at end of period                                          $  1.05  $  1.04  $  1.05  $  1.04
Number of accumulation units outstanding at end of period (000 omitted)            18,707   17,403   14,902    6,107
RIVERSOURCE(SM) VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND)
Accumulation unit value at beginning of period                                    $  1.46  $  1.25  $  0.85  $  1.00
Accumulation unit value at end of period                                          $  1.52  $  1.46  $  1.25  $  0.85
Number of accumulation units outstanding at end of period (000 omitted)             5,744    5,617    2,920      900
RIVERSOURCE(SM) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period                                    $  1.43  $  1.21  $  0.88  $  1.00
Accumulation unit value at end of period                                          $  1.50  $  1.43  $  1.21  $  0.88
Number of accumulation units outstanding at end of period (000 omitted)            20,683   11,379    7,181    3,316
RIVERSOURCE(SM) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND* (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND)
Accumulation unit value at beginning of period                                    $  1.00  $  0.92  $  0.72  $  1.00
Accumulation unit value at end of period                                          $  1.08  $  1.00  $  0.92  $  0.72
Number of accumulation units outstanding at end of period (000 omitted)               471      438      401      114

*RIVERSOURCE(SM) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND MERGED INTO RIVERSOURCE(SM) VARIABLE PORTFOLIO - MID
CAP GROWTH FUND ON MARCH 17, 2006

WANGER INTERNATIONAL SMALL CAP (2/13/2002)
Accumulation unit value at beginning of period                                    $  1.66  $  1.28  $  0.87  $  1.00
Accumulation unit value at end of period                                          $  1.99  $  1.66  $  1.28  $  0.87
Number of accumulation units outstanding at end of period (000 omitted)            19,260    9,273    4,376    1,523
WANGER U.S. SMALLER COMPANIES (2/13/2002)
Accumulation unit value at beginning of period                                    $  1.41  $  1.21  $  0.85  $  1.00
Accumulation unit value at end of period                                          $  1.56  $  1.41  $  1.21  $  0.85
Number of accumulation units outstanding at end of period (000 omitted)            41,455   26,304   13,657    3,732
WELLS FARGO ADVANTAGE VT ASSET ALLOCATION FUND (2/13/2002)
Accumulation unit value at beginning of period                                    $  1.16  $  1.07  $  0.88  $  1.00
Accumulation unit value at end of period                                          $  1.20  $  1.16  $  1.07  $  0.88
Number of accumulation units outstanding at end of period (000 omitted)             5,289    5,233    3,858    1,279
WELLS FARGO ADVANTAGE VT INTERNATIONAL CORE FUND (2/13/2002)
Accumulation unit value at beginning of period                                    $  1.14  $  1.05  $  0.81  $  1.00
Accumulation unit value at end of period                                          $  1.24  $  1.14  $  1.05  $  0.81
Number of accumulation units outstanding at end of period (000 omitted)             1,179    1,653      832       81
WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND (2/13/2002)
Accumulation unit value at beginning of period                                    $  1.18  $  1.01  $  0.75  $  1.00
Accumulation unit value at end of period                                          $  1.26  $  1.18  $  1.01  $  0.75
Number of accumulation units outstanding at end of period (000 omitted)             7,621    6,990    5,557    2,340
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND (2/13/2002)
Accumulation unit value at beginning of period                                    $  1.06  $  0.94  $  0.67  $  1.00
Accumulation unit value at end of period                                          $  1.11  $  1.06  $  0.94  $  0.67
Number of accumulation units outstanding at end of period (000 omitted)             2,596    2,735    1,772      662


--------------------------------------------------------------------------------
72 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
   VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.20% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.



YEAR ENDED DEC. 31,                                                                 2005     2004     2003     2002
AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (2/13/2002)
Accumulation unit value at beginning of period                                    $  1.04  $  0.99  $  0.78  $  1.00
Accumulation unit value at end of period                                          $  1.12  $  1.04  $  0.99  $  0.78
Number of accumulation units outstanding at end of period (000 omitted)            11,202    2,736      978      447
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (2/13/2002)
Accumulation unit value at beginning of period                                    $  1.22  $  1.07  $  0.80  $  1.00
Accumulation unit value at end of period                                          $  1.32  $  1.22  $  1.07  $  0.80
Number of accumulation units outstanding at end of period (000 omitted)             1,835    1,591      774      463
AIM V.I. DYNAMICS FUND, SERIES I SHARES (2/13/2002)
Accumulation unit value at beginning of period                                    $  1.08  $  0.97  $  0.71  $  1.00
Accumulation unit value at end of period                                          $  1.19  $  1.08  $  0.97  $  0.71
Number of accumulation units outstanding at end of period (000 omitted)               495      596      554      286
AIM V.I. FINANCIAL SERVICES FUND, SERIES I SHARES (2/13/2002)
Accumulation unit value at beginning of period                                    $  1.19  $  1.11  $  0.87  $  1.00
Accumulation unit value at end of period                                          $  1.25  $  1.19  $  1.11  $  0.87
Number of accumulation units outstanding at end of period (000 omitted)               832      915      731      446
AIM V.I. TECHNOLOGY FUND, SERIES I SHARES (2/13/2002)
Accumulation unit value at beginning of period                                    $  0.83  $  0.80  $  0.56  $  1.00
Accumulation unit value at end of period                                          $  0.84  $  0.83  $  0.80  $  0.56
Number of accumulation units outstanding at end of period (000 omitted)             2,168      923      573      157
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (2/13/2002)
Accumulation unit value at beginning of period                                    $  1.16  $  1.05  $  0.81  $  1.00
Accumulation unit value at end of period                                          $  1.20  $  1.16  $  1.05  $  0.81
Number of accumulation units outstanding at end of period (000 omitted)            14,313   11,547    7,339    4,072
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (2/13/2002)
Accumulation unit value at beginning of period                                    $  1.67  $  1.35  $  0.95  $  1.00
Accumulation unit value at end of period                                          $  1.92  $  1.67  $  1.35  $  0.95
Number of accumulation units outstanding at end of period (000 omitted)            16,470    7,898    3,918    1,371
AMERICAN CENTURY VP INTERNATIONAL, CLASS II (2/13/2002)
Accumulation unit value at beginning of period                                    $  1.18  $  1.04  $  0.85  $  1.00
Accumulation unit value at end of period                                          $  1.32  $  1.18  $  1.04  $  0.85
Number of accumulation units outstanding at end of period (000 omitted)             3,768    2,448    1,128      448
AMERICAN CENTURY VP VALUE, CLASS II (2/13/2002)
Accumulation unit value at beginning of period                                    $  1.27  $  1.13  $  0.89  $  1.00
Accumulation unit value at end of period                                          $  1.32  $  1.27  $  1.13  $  0.89
Number of accumulation units outstanding at end of period (000 omitted)            16,716   10,779    5,922    2,396
CALVERT VARIABLE SERIES, INC. SOCIAL BALANCED PORTFOLIO (2/13/2002)
Accumulation unit value at beginning of period                                    $  1.11  $  1.04  $  0.88  $  1.00
Accumulation unit value at end of period                                          $  1.16  $  1.11  $  1.04  $  0.88
Number of accumulation units outstanding at end of period (000 omitted)             2,283    1,690      769      208
EVERGREEN VA FUNDAMENTAL LARGE CAP FUND - CLASS 2 (12/8/2003)
Accumulation unit value at beginning of period                                    $  1.02  $  0.95  $  0.91       --
Accumulation unit value at end of period                                          $  1.10  $  1.02  $  0.95       --
Number of accumulation units outstanding at end of period (000 omitted)             1,570    1,304    1,011       --
FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO SERVICE CLASS 2 (2/13/2002)
Accumulation unit value at beginning of period                                    $  1.09  $  1.04  $  0.85  $  1.00
Accumulation unit value at end of period                                          $  1.15  $  1.09  $  1.04  $  0.85
Number of accumulation units outstanding at end of period (000 omitted)            18,132   18,010   11,020    3,508
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (2/13/2002)
Accumulation unit value at beginning of period                                    $  1.51  $  1.23  $  0.90  $  1.00
Accumulation unit value at end of period                                          $  1.76  $  1.51  $  1.23  $  0.90
Number of accumulation units outstanding at end of period (000 omitted)            28,423   18,934    9,886    3,541
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (2/13/2002)
Accumulation unit value at beginning of period                                    $  1.31  $  1.17  $  0.83  $  1.00
Accumulation unit value at end of period                                          $  1.53  $  1.31  $  1.17  $  0.83
Number of accumulation units outstanding at end of period (000 omitted)             6,520    5,276    2,292      610


--------------------------------------------------------------------------------
73 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
   VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                                 2005     2004     2003     2002
FTVIPT FRANKLIN REAL ESTATE FUND - CLASS 2 (2/13/2002)
Accumulation unit value at beginning of period                                    $  1.76  $  1.35  $  1.01  $  1.00
Accumulation unit value at end of period                                          $  1.97  $  1.76  $  1.35  $  1.01
Number of accumulation units outstanding at end of period (000 omitted)            15,139   12,119    6,601    2,989
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (2/13/2002)
Accumulation unit value at beginning of period                                    $  1.46  $  1.20  $  0.92  $  1.00
Accumulation unit value at end of period                                          $  1.57  $  1.46  $  1.20  $  0.92
Number of accumulation units outstanding at end of period (000 omitted)             8,682    5,338    3,257    1,610
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (2/13/2002)
Accumulation unit value at beginning of period                                    $  1.22  $  1.10  $  0.89  $  1.00
Accumulation unit value at end of period                                          $  1.34  $  1.22  $  1.10  $  0.89
Number of accumulation units outstanding at end of period (000 omitted)            11,400    7,311    3,856    1,418
GOLDMAN SACHS VIT MID CAP VALUE FUND (2/13/2002)
Accumulation unit value at beginning of period                                    $  1.50  $  1.21  $  0.95  $  1.00
Accumulation unit value at end of period                                          $  1.68  $  1.50  $  1.21  $  0.95
Number of accumulation units outstanding at end of period (000 omitted)            20,011   10,047    5,836    2,777
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND (2/13/2002)
(PREVIOUSLY GOLDMAN SACHS VIT CORE(SM) U.S. EQUITY FUND)
Accumulation unit value at beginning of period                                    $  1.17  $  1.03  $  0.80  $  1.00
Accumulation unit value at end of period                                          $  1.23  $  1.17  $  1.03  $  0.80
Number of accumulation units outstanding at end of period (000 omitted)            16,269    6,220    2,770    1,483
JANUS ASPEN SERIES GLOBAL TECHNOLOGY PORTFOLIO: SERVICE SHARES (2/13/2002)
Accumulation unit value at beginning of period                                    $  0.91  $  0.92  $  0.63  $  1.00
Accumulation unit value at end of period                                          $  1.01  $  0.91  $  0.92  $  0.63
Number of accumulation units outstanding at end of period (000 omitted)               230      249      279      112
JANUS ASPEN SERIES INTERNATIONAL GROWTH PORTFOLIO: SERVICE SHARES (2/13/2002)
Accumulation unit value at beginning of period                                    $  1.23  $  1.05  $  0.79  $  1.00
Accumulation unit value at end of period                                          $  1.60  $  1.23  $  1.05  $  0.79
Number of accumulation units outstanding at end of period (000 omitted)               854    1,006      956      646
LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO (2/13/2002)
Accumulation unit value at beginning of period                                    $  1.33  $  1.17  $  0.92  $  1.00
Accumulation unit value at end of period                                          $  1.45  $  1.33  $  1.17  $  0.92
Number of accumulation units outstanding at end of period (000 omitted)             4,983    4,090    2,091      566
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (2/13/2002)
Accumulation unit value at beginning of period                                    $  0.99  $  0.92  $  0.76  $  1.00
Accumulation unit value at end of period                                          $  1.02  $  0.99  $  0.92  $  0.76
Number of accumulation units outstanding at end of period (000 omitted)             4,710    3,047    2,246      712
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (2/13/2002)
Accumulation unit value at beginning of period                                    $  1.00  $  0.95  $  0.72  $  1.00
Accumulation unit value at end of period                                          $  1.04  $  1.00  $  0.95  $  0.72
Number of accumulation units outstanding at end of period (000 omitted)             4,247    4,567    3,912    1,784
MFS(R) UTILITIES SERIES - SERVICE CLASS (2/13/2002)
Accumulation unit value at beginning of period                                    $  1.46  $  1.14  $  0.85  $  1.00
Accumulation unit value at end of period                                          $  1.68  $  1.46  $  1.14  $  0.85
Number of accumulation units outstanding at end of period (000 omitted)             5,189    2,575    1,371      431
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit value at beginning of period                                    $  1.15  $  1.00       --       --
Accumulation unit value at end of period                                          $  1.30  $  1.15       --       --
Number of accumulation units outstanding at end of period (000 omitted)             5,927    2,391       --       --
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit value at beginning of period                                    $  1.15  $  1.00       --       --
Accumulation unit value at end of period                                          $  1.24  $  1.15       --       --
Number of accumulation units outstanding at end of period (000 omitted)             3,700    1,477       --       --
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit value at beginning of period                                    $  1.06  $  1.00       --       --
Accumulation unit value at end of period                                          $  1.08  $  1.06       --       --
Number of accumulation units outstanding at end of period (000 omitted)            23,303    4,223       --       --


--------------------------------------------------------------------------------
74 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
   VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                                 2005     2004     2003     2002
PIONEER EQUITY INCOME VCT PORTFOLIO - CLASS II SHARES (2/13/2002)
Accumulation unit value at beginning of period                                    $  1.18  $  1.03  $  0.85  $  1.00
Accumulation unit value at end of period                                          $  1.23  $  1.18  $  1.03  $  0.85
Number of accumulation units outstanding at end of period (000 omitted)             3,006    3,078    2,659    1,189
PIONEER EUROPE VCT PORTFOLIO - CLASS II SHARES (2/13/2002)
Accumulation unit value at beginning of period                                    $  1.31  $  1.12  $  0.85  $  1.00
Accumulation unit value at end of period                                          $  1.39  $  1.31  $  1.12  $  0.85
Number of accumulation units outstanding at end of period (000 omitted)               265      205      135       50
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (2/13/2002)
Accumulation unit value at beginning of period                                    $  1.00  $  0.94  $  0.80  $  1.00
Accumulation unit value at end of period                                          $  1.11  $  1.00  $  0.94  $  0.80
Number of accumulation units outstanding at end of period (000 omitted)             2,388    1,649    1,108      583
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (2/13/2002)
Accumulation unit value at beginning of period                                    $  1.25  $  1.09  $  0.86  $  1.00
Accumulation unit value at end of period                                          $  1.39  $  1.25  $  1.09  $  0.86
Number of accumulation units outstanding at end of period (000 omitted)             3,019    2,995    2,797    1,392
PUTNAM VT VISTA FUND - CLASS IB SHARES (2/13/2002)
Accumulation unit value at beginning of period                                    $  1.12  $  0.96  $  0.73  $  1.00
Accumulation unit value at end of period                                          $  1.24  $  1.12  $  0.96  $  0.73
Number of accumulation units outstanding at end of period (000 omitted)               598      413      417      192
RIVERSOURCE(SM) VARIABLE PORTFOLIO - BALANCED FUND (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - MANAGED FUND)
Accumulation unit value at beginning of period                                    $  1.15  $  1.07  $  0.90  $  1.00
Accumulation unit value at end of period                                          $  1.18  $  1.15  $  1.07  $  0.90
Number of accumulation units outstanding at end of period (000 omitted)             3,085    2,273    1,117      462
RIVERSOURCE(SM) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND)
Accumulation unit value at beginning of period                                    $  0.99  $  0.99  $  1.00  $  1.00
Accumulation unit value at end of period                                          $  1.00  $  0.99  $  0.99  $  1.00
Number of accumulation units outstanding at end of period (000 omitted)            18,979   15,014   12,047   12,148

*THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR RIVERSOURCE(SM) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND AT DEC. 31, 2005
WERE 2.38% AND 2.41%, RESPECTIVELY

RIVERSOURCE(SM) VARIABLE PORTFOLIO - CORE BOND FUND (2/4/2004)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - CORE BOND FUND)
Accumulation unit value at beginning of period                                    $  1.02  $  1.00       --       --
Accumulation unit value at end of period                                          $  1.02  $  1.02       --       --
Number of accumulation units outstanding at end of period (000 omitted)             3,473    1,734       --       --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND)
Accumulation unit value at beginning of period                                    $  1.11  $  1.07  $  1.04  $  1.00
Accumulation unit value at end of period                                          $  1.12  $  1.11  $  1.07  $  1.04
Number of accumulation units outstanding at end of period (000 omitted)            37,023   19,654   12,452    5,971
RIVERSOURCE(SM) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND)
Accumulation unit value at beginning of period                                    $  1.35  $  1.15  $  0.83  $  1.00
Accumulation unit value at end of period                                          $  1.51  $  1.35  $  1.15  $  0.83
Number of accumulation units outstanding at end of period (000 omitted)            33,232   17,932    5,976    2,058
RIVERSOURCE(SM) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - THREADNEEDLE EMERGING MARKETS FUND)
Accumulation unit value at beginning of period                                    $  1.53  $  1.25  $  0.90  $  1.00
Accumulation unit value at end of period                                          $  2.02  $  1.53  $  1.25  $  0.90
Number of accumulation units outstanding at end of period (000 omitted)             4,677    1,199      318      121
RIVERSOURCE(SM) VARIABLE PORTFOLIO - GLOBAL BOND FUND (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - GLOBAL BOND FUND)
Accumulation unit value at beginning of period                                    $  1.38  $  1.27  $  1.14  $  1.00
Accumulation unit value at end of period                                          $  1.30  $  1.38  $  1.27  $  1.14
Number of accumulation units outstanding at end of period (000 omitted)            15,541    8,857    4,839    1,529


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75 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
   VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                                 2005     2004     2003     2002
RIVERSOURCE(SM) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (9/13/2004)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - INFLATION PROTECTED SECURITIES FUND)
Accumulation unit value at beginning of period                                    $  1.03  $  1.00       --       --
Accumulation unit value at end of period                                          $  1.04  $  1.03       --       --
Number of accumulation units outstanding at end of period (000 omitted)            13,014      516       --       --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - GROWTH FUND (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - GROWTH FUND)
Accumulation unit value at beginning of period                                    $  0.98  $  0.92  $  0.76  $  1.00
Accumulation unit value at end of period                                          $  1.05  $  0.98  $  0.92  $  0.76
Number of accumulation units outstanding at end of period (000 omitted)            13,519    4,079    2,868      392
RIVERSOURCE(SM) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND)
Accumulation unit value at beginning of period                                    $  1.27  $  1.15  $  0.93  $  1.00
Accumulation unit value at end of period                                          $  1.31  $  1.27  $  1.15  $  0.93
Number of accumulation units outstanding at end of period (000 omitted)            27,474   25,456   15,576    4,269
RIVERSOURCE(SM) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (9/13/2004)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND)
Accumulation unit value at beginning of period                                    $  1.04  $  1.00       --       --
Accumulation unit value at end of period                                          $  1.06  $  1.04       --       --
Number of accumulation units outstanding at end of period (000 omitted)             4,187      271       --       --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - THREADNEEDLE INTERNATIONAL FUND)
Accumulation unit value at beginning of period                                    $  1.25  $  1.08  $  0.85  $  1.00
Accumulation unit value at end of period                                          $  1.41  $  1.25  $  1.08  $  0.85
Number of accumulation units outstanding at end of period (000 omitted)             3,647    2,172      496      105
RIVERSOURCE(SM) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND* (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND)
Accumulation unit value at beginning of period                                    $  1.08  $  1.03  $  0.81  $  1.00
Accumulation unit value at end of period                                          $  1.13  $  1.08  $  1.03  $  0.81
Number of accumulation units outstanding at end of period (000 omitted)            11,604    2,482      744       96

*RIVERSOURCE(SM) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R) MERGED INTO RIVERSOURCE(SM) VARIABLE PORTFOLIO - LARGE
CAP EQUITY FUND ON MARCH 17, 2006

RIVERSOURCE(SM) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND (2/4/2004)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND)
Accumulation unit value at beginning of period                                    $  1.09  $  1.00       --       --
Accumulation unit value at end of period                                          $  1.13  $  1.09       --       --
Number of accumulation units outstanding at end of period (000 omitted)               632      499       --       --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - MID CAP GROWTH FUND* (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - EQUITY SELECT FUND)
Accumulation unit value at beginning of period                                    $  1.15  $  1.06  $  0.88  $  1.00
Accumulation unit value at end of period                                          $  1.25  $  1.15  $  1.06  $  0.88
Number of accumulation units outstanding at end of period (000 omitted)             2,961    3,400    2,602      889

*RIVERSOURCE(SM) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND MERGED INTO RIVERSOURCE(SM) VARIABLE PORTFOLIO - MID
CAP GROWTH FUND ON MARCH 17, 2006

RIVERSOURCE(SM) VARIABLE PORTFOLIO - MID CAP VALUE FUND (5/2/2005)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - MID CAP VALUE FUND)
Accumulation unit value at beginning of period                                    $  1.00       --       --       --
Accumulation unit value at end of period                                          $  1.19       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)               393       --       --       --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R)* (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R))
Accumulation unit value at beginning of period                                    $  1.00  $  0.98  $  0.80  $  1.00
Accumulation unit value at end of period                                          $  1.00  $  1.00  $  0.98  $  0.80
Number of accumulation units outstanding at end of period (000 omitted)             8,727   14,408   12,471    5,049

*RIVERSOURCE(SM) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R) MERGED INTO RIVERSOURCE(SM) VARIABLE PORTFOLIO - LARGE
CAP EQUITY FUND ON MARCH 17, 2006

RIVERSOURCE(SM) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND)
Accumulation unit value at beginning of period                                    $  1.10  $  1.01  $  0.80  $  1.00
Accumulation unit value at end of period                                          $  1.13  $  1.10  $  1.01  $  0.80
Number of accumulation units outstanding at end of period (000 omitted)            10,825    9,241    5,428    1,648


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76 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
   VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                                 2005     2004     2003     2002
RIVERSOURCE(SM) VARIABLE PORTFOLIO - SELECT VALUE FUND (2/4/2004)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - PARTNERS SELECT VALUE FUND)
Accumulation unit value at beginning of period                                    $  1.12  $  1.00       --       --
Accumulation unit value at end of period                                          $  1.11  $  1.12       --       --
Number of accumulation units outstanding at end of period (000 omitted)             1,193      732       --       --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND)
Accumulation unit value at beginning of period                                    $  1.04  $  1.04  $  1.04  $  1.00
Accumulation unit value at end of period                                          $  1.04  $  1.04  $  1.04  $  1.04
Number of accumulation units outstanding at end of period (000 omitted)            16,802   16,700   13,079    7,646
RIVERSOURCE(SM) VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND)
Accumulation unit value at beginning of period                                    $  1.45  $  1.24  $  0.85  $  1.00
Accumulation unit value at end of period                                          $  1.51  $  1.45  $  1.24  $  0.85
Number of accumulation units outstanding at end of period (000 omitted)             3,917    3,802    2,139      516
RIVERSOURCE(SM) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period                                    $  1.42  $  1.20  $  0.88  $  1.00
Accumulation unit value at end of period                                          $  1.49  $  1.42  $  1.20  $  0.88
Number of accumulation units outstanding at end of period (000 omitted)            11,559    7,783    5,093    2,665
RIVERSOURCE(SM) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND* (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND)
Accumulation unit value at beginning of period                                    $  0.99  $  0.92  $  0.72  $  1.00
Accumulation unit value at end of period                                          $  1.07  $  0.99  $  0.92  $  0.72
Number of accumulation units outstanding at end of period (000 omitted)               421      383      446      161

*RIVERSOURCE(SM) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND MERGED INTO RIVERSOURCE(SM) VARIABLE PORTFOLIO - MID
CAP GROWTH FUND ON MARCH 17, 2006

WANGER INTERNATIONAL SMALL CAP (2/13/2002)
Accumulation unit value at beginning of period                                    $  1.65  $  1.28  $  0.87  $  1.00
Accumulation unit value at end of period                                          $  1.98  $  1.65  $  1.28  $  0.87
Number of accumulation units outstanding at end of period (000 omitted)            11,470    5,817    2,667    1,055
WANGER U.S. SMALLER COMPANIES (2/13/2002)
Accumulation unit value at beginning of period                                    $  1.40  $  1.20  $  0.85  $  1.00
Accumulation unit value at end of period                                          $  1.54  $  1.40  $  1.20  $  0.85
Number of accumulation units outstanding at end of period (000 omitted)            23,080   15,408    8,442    3,131
WELLS FARGO ADVANTAGE VT ASSET ALLOCATION FUND (2/13/2002)
Accumulation unit value at beginning of period                                    $  1.15  $  1.06  $  0.88  $  1.00
Accumulation unit value at end of period                                          $  1.19  $  1.15  $  1.06  $  0.88
Number of accumulation units outstanding at end of period (000 omitted)             2,480    2,738    2,182      770
WELLS FARGO ADVANTAGE VT INTERNATIONAL CORE FUND (2/13/2002)
Accumulation unit value at beginning of period                                    $  1.13  $  1.05  $  0.81  $  1.00
Accumulation unit value at end of period                                          $  1.23  $  1.13  $  1.05  $  0.81
Number of accumulation units outstanding at end of period (000 omitted)               576      551      374       80
WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND (2/13/2002)
Accumulation unit value at beginning of period                                    $  1.18  $  1.01  $  0.75  $  1.00
Accumulation unit value at end of period                                          $  1.25  $  1.18  $  1.01  $  0.75
Number of accumulation units outstanding at end of period (000 omitted)             3,829    3,698    3,344    1,985
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND (2/13/2002)
Accumulation unit value at beginning of period                                    $  1.05  $  0.94  $  0.67  $  1.00
Accumulation unit value at end of period                                          $  1.10  $  1.05  $  0.94  $  0.67
Number of accumulation units outstanding at end of period (000 omitted)             1,557    1,643    1,441      387


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77 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
   VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION



Calculating Annuity Payouts                                                p. 3

Rating Agencies                                                            p. 4

Revenues Received During Calendar Year 2005                                p. 4

Principal Underwriter                                                      p. 5

Independent Registered Public Accounting Firm                              p. 5

Financial Statements


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78 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE
   ANNUITY -- PROSPECTUS

[RIVERSOURCE ANNUITIES(SM) LOGO]


IDS Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 862-7919


      IDS Life Insurance Company (Distributor), Member NASD, a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial).
              Insurance and annuity products are issued by IDS Life
               Insurance Company, an Ameriprise Financial company.

            (C) 2006 Ameriprise Financial, Inc. All rights reserved. S-6406 J (5/06)

PROSPECTUS


MAY 1, 2006


RIVERSOURCE

RETIREMENT ADVISOR ADVANTAGE PLUS(SM) VARIABLE ANNUITY

RETIREMENT ADVISOR SELECT PLUS(SM) VARIABLE ANNUITY

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITIES

ISSUED BY:  IDS LIFE INSURANCE COMPANY (IDS LIFE)

     70100 Ameriprise Financial Center
     Minneapolis, MN 55474
     Telephone: (800) 862-7919

     ameriprise.com/variableannuities


  IDS LIFE VARIABLE ACCOUNT 10/IDS LIFE ACCOUNT MGA


This prospectus contains information that you should know before investing in the RiverSource Retirement Advisor Advantage Plus Variable Annuity (RAVA Advantage Plus), or the RiverSource Retirement Advisor Select Plus Variable Annuity (RAVA Select Plus). The information in this prospectus applies to both contracts unless stated otherwise.


Prospectuses are also available for:


-    AIM Variable Insurance Funds

-    Alliance Bernstein Variable Products Series Fund, Inc.

-    American Century Variable Portfolios, Inc.

-    Calvert Variable Series, Inc.

-    Columbia Funds Variable Insurance Trust
     (previously Liberty Variable Investment Trust)

-    Credit Suisse Trust

-    Eaton Vance Variable Trust

-    Evergreen Variable Annuity Trust

-    Fidelity(R) Variable Insurance Products - Service Class 2

-    Franklin(R) Templeton(R) Variable Insurance Products Trust
     (FTVIPT) - Class 2

-    Goldman Sachs Variable Insurance Trust (VIT)

-    Lazard Retirement Series, Inc.

-    Legg Mason Variable Portfolios I, Inc.
     (previously Salomon Brothers Variable Series Funds, Inc.)

-    MFS(R) Variable Insurance Trust(SM)

-    Neuberger Berman Advisers Management Trust

-    Oppenheimer Variable Account Funds - Service Shares

-    PIMCO Variable Insurance Trust (VIT)

-    Putnam Variable Trust - Class IB Shares

-    RiverSource(SM) Variable Portfolio Funds
     (previously American Express(R) Variable Portfolio Funds)

-    The Universal Institutional Funds, Inc.
     Van Kampen Life Investment Trust

-    Wanger Advisors Trust

-    Wells Fargo Variable Trust

Please read the prospectuses carefully and keep them for future reference.


The contracts provide for purchase payment credits which we may reverse under certain circumstances. Expenses may be higher and surrender charges may be higher and longer for contracts with purchase payment credits than for contracts without such credits. The amount of the credit may be more than offset by additional charges associated with the credit.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting IDS Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your sales representative about the contract features, benefits, risks and fees, and whether the contract is appropriate for you, based upon your financial situation and objectives.

--------------------------------------------------------------------------------
1 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT
PLUS VARIABLE ANNUITY -- PROSPECTUS

The contracts and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contracts. Your actual contract and any riders or endorsements are the controlling documents.

IDS Life and its affiliated insurance companies offer several different annuities which your sales representative may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, surrender charge schedules and access to your annuity account values. The fees and charges you will pay when buying, owning and surrendering money from contracts we describe in this prospectus may be more or less than the fees and charges of other variable annuities we and our affiliates issue. You should ask your sales representative about his or her ability to offer you other variable annuities we issue (which might have lower fees and charges than the contracts described in this prospectus).


TABLE OF CONTENTS


KEY TERMS                                                                  3
THE CONTRACT IN BRIEF                                                      5
EXPENSE SUMMARY                                                            7
CONDENSED FINANCIAL INFORMATION (UNAUDITED)                               15
FINANCIAL STATEMENTS                                                      15
THE VARIABLE ACCOUNT AND THE FUNDS                                        15
GUARANTEE PERIOD ACCOUNTS (GPAs)                                          28
THE FIXED ACCOUNT                                                         30
THE SPECIAL DCA ACCOUNT                                                   30
BUYING YOUR CONTRACT                                                      31
CHARGES                                                                   34
VALUING YOUR INVESTMENT                                                   41
MAKING THE MOST OF YOUR CONTRACT                                          43
SURRENDERS                                                                53
TSA -- SPECIAL PROVISIONS                                                 54
CHANGING OWNERSHIP                                                        54
BENEFITS IN CASE OF DEATH -- STANDARD DEATH BENEFIT                       55
OPTIONAL BENEFITS                                                         56
THE ANNUITY PAYOUT PERIOD                                                 67
TAXES                                                                     69
VOTING RIGHTS                                                             72
SUBSTITUTION OF INVESTMENTS                                               72
ABOUT THE SERVICE PROVIDERS                                               73
ADDITIONAL INFORMATION                                                    74
APPENDIX A: EXAMPLE -- MARKET VALUE ADJUSTMENT (MVA)                      76
APPENDIX B: EXAMPLE -- SURRENDER CHARGES                                  78
APPENDIX C: EXAMPLE -- OPTIONAL BENEFITS                                  82
APPENDIX D: CONDENSED FINANCIAL INFORMATION (UNAUDITED)                   87
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION             113



CORPORATE CONSOLIDATION

Later this year, two of IDS Life's subsidiaries, American Enterprise Life Insurance Company and American Partners Life Insurance Company, plan to merge into IDS Life. This merger will help simplify overall corporate structure because these three life insurance companies will be consolidated into one. We currently expect this consolidation to occur at the end of 2006, subject to certain regulatory and other approvals. At the time of the consolidation, we plan to change the name of IDS Life to RiverSource Life Insurance Company. This consolidation and renaming will not have any adverse effect on the benefits under your contract.


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2 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT
PLUS VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS


THESE TERMS CAN HELP YOU UNDERSTAND DETAILS ABOUT YOUR CONTRACT.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BAND 3 ANNUITIES: RAVA Advantage Plus and RAVA Select Plus contracts that are available for:

- current or retired employees of Ameriprise Financial, Inc. or its subsidiaries and their spouses (employees),

- current or retired Ameriprise financial advisors and their spouses (advisors), or

- individuals investing an initial purchase payment of $1 million or more, with our approval (other individuals).

BENEFICIARY: The person you designate to receive benefits in case of your death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

ENHANCED EARNINGS DEATH BENEFIT (EEB) AND ENHANCED EARNINGS PLUS DEATH BENEFIT
(EEP): These are optional benefits you can add to your contract for an additional charge. Each is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. You can elect to purchase either the EEB or the EEP, subject to certain restrictions.

FIXED ACCOUNT: An account to which you may allocate purchase payments. Amounts you allocate to this account earn interest at rates that we declare periodically.

FUNDS: Investment options under your contract. Unless an asset allocation program is in effect, you may allocate your purchase payments into subaccounts investing in shares of any or all of these funds.

GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAs): A nonunitized separate account to which you may allocate purchase payments and purchase payment credits or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and purchase payment credits or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or surrenders from a GPA done more than 30 days before the end of the guarantee period will receive a Market Value Adjustment, which may result in a gain or loss of principal.

GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDER (ACCUMULATION BENEFIT): This is an optional benefit that you can add to your contract for an additional charge. It is intended to provide you with a guaranteed contract value at the end of a specified waiting period regardless of the volatility inherent in the investments in the subaccounts. This rider requires participation in the Portfolio Navigator Asset Allocation Program.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER (WITHDRAWAL BENEFIT): This is an optional benefit you can add to your contract for an additional charge. It is intended to provide a guaranteed withdrawal benefit that gives you the right to make limited partial withdrawals each contract year. This rider requires participation in one of the asset allocation programs. For purposes of this rider, the term "withdrawal" is equal to the term "surrender" in your contract and any other riders.

IDS LIFE: In this prospectus, "we," "us," "our" and "IDS Life" refer to IDS Life Insurance Company.

MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is surrendered or transferred more than 30 days before the end of its guarantee period.

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT (MAV) AND MAXIMUM FIVE-YEAR ANNIVERSARY VALUE DEATH BENEFIT (5-YEAR MAV): These are optional benefits you can add to your contract for an additional charge. Each is intended to provide additional death benefit protection in the event of fluctuating fund values. You can elect to purchase either the MAV or the 5-Year MAV, subject to certain restrictions.

--------------------------------------------------------------------------------
3 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT
PLUS VARIABLE ANNUITY -- PROSPECTUS

OWNER (YOU, YOUR): A natural person (including a revocable trust) who controls the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits. If the contract has a nonnatural person as the owner, "you, your" means the annuitant.


PORTFOLIO NAVIGATOR (PN) ASSET ALLOCATION PROGRAM: This is an asset allocation program in which you are required to participate if you select the optional Accumulation Benefit rider or the optional Withdrawal Benefit rider. If you do not select the Accumulation Benefit rider or the Withdrawal Benefit rider, you may elect to participate in the PN program by adding the optional PN program rider for an additional charge.

PURCHASE PAYMENT CREDITS: An addition we make to your contract value. We base the amount of the credit on the surrender charge schedule you elect and/or total purchase payments.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

-    Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

-    Roth IRAs under Section 408A of the Code

-    SIMPLE IRAs under Section 408(p) of the Code


-    Simplified Employee Pension IRA (SEP) plans under Section 408(k) of the
     Code


-    Plans under Section 401(k) of the Code


-    Custodial and investment only plans under Section 401(a) of the Code


-    Tax-Sheltered Annuities (TSAs) under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETURN OF PURCHASE PAYMENTS DEATH BENEFIT (ROPP): This is an optional benefit that you can add to your contract for an additional charge if you are age 76 or older at contract issue that is intended to provide additional death benefit protection in the event of fluctuating fund values. ROPP is included in the standard death benefit for contract owners age 75 and under on the contract effective date at no additional cost.

RIDER: You receive a rider to your contract when you purchase the EEB, EEP, MAV, 5-Year MAV, ROPP, Accumulation Benefit, Withdrawal Benefit and/or PN. The rider adds the terms of the optional benefit to your contract.

RIDER EFFECTIVE DATE: The date you add a rider to your contract.

SETTLEMENT DATE: The date when annuity payouts are scheduled to begin.

SPECIAL DOLLAR-COST AVERAGING (SPECIAL DCA) ACCOUNT: An account to which you may allocate new purchase payments of at least $10,000. Amounts you allocate to this account earn interest at rates that we declare periodically and will transfer into your specified subaccount allocations in six monthly transfers. The Special DCA account may not be available at all times.

SURRENDER VALUE: The amount you are entitled to receive if you make a full surrender from your contract. It is the contract value minus any applicable charges.

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or surrender request) at our home office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our home office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

--------------------------------------------------------------------------------
4 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT
PLUS VARIABLE ANNUITY -- PROSPECTUS

THE CONTRACT IN BRIEF

This prospectus describes two contracts. RAVA Advantage Plus offers a choice of a seven-year or a ten-year surrender charge schedule and relatively lower expenses. RAVA Select Plus offers a three-year surrender charge schedule and relatively higher expenses. The information in this prospectus applies to both contracts unless stated otherwise. Your sales representative can help you determine which contract is best suited to your needs based on factors such as your investment goals and how long you intend to invest.

PURPOSE: The purpose of each contract is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, fixed accounts, subaccounts and/or Special DCA account (when available) under the contract. These accounts, in turn, may earn returns that increase the value of the contract. Beginning at a specified time in the future called the settlement date, the contract provides lifetime or other forms of payouts of your contract value (less any applicable premium tax).

It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a surrender charge when you exchange out of your old contract and a new surrender charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.

TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions (RMDs). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes - Qualified Annuities - Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the potential tax implications to you.

FREE LOOK PERIOD: You may return your contract to your sales representative or to our home office within the time stated on the first page of your contract. You will receive a full refund of the contract value (reflecting any applicable
MVA), less the amount of any purchase payment credits. (See "Valuing Your Investment -- Purchase payment credits.") We will not deduct any other charges. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (Exception: If the law requires, we will refund all of your purchase payments.)

ACCOUNTS: Generally, you may allocate your purchase payments among any or all of:


- the subaccounts of the variable accounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the settlement date will equal or exceed the total purchase payments you allocate to the subaccounts. (p. 15)

- the GPAs which earn interest at rates declared when you make an allocation to that account. Some states restrict the amount you can allocate to these accounts. The required minimum investment in each GPA is $1,000. These accounts may not be available in all states. (p. 28)

- the fixed account, which earns interest at a rate that we adjust periodically. Purchase payment allocations to the fixed account may be subject to special restrictions. (p. 30)

-    the Special DCA account, when available. (p. 30)

BUYING YOUR CONTRACT: There are many factors to consider carefully and fully before you buy a variable annuity and any optional benefit rider. Variable annuities -- with or without optional benefit riders -- are not right for everyone. MAKE SURE YOU HAVE ALL THE FACTS YOU NEED BEFORE YOU PURCHASE A VARIABLE ANNUITY OR CHOOSE AN OPTIONAL BENEFIT RIDER. When considering the purchase of a variable annuity and when choosing an optional benefit rider, you should always work with a sales representative you know and trust. Older persons who are considering buying a variable annuity may find it helpful to consult with or include a family member, friend or other trusted advisor in the decision making process before buying a contract.


--------------------------------------------------------------------------------
5 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT
PLUS VARIABLE ANNUITY -- PROSPECTUS

After carefully reviewing this prospectus and any other disclosure materials you are provided, make sure you understand how the variable annuity and any optional benefit riders you choose work. Make sure that the annuity and any optional rider you are considering will meet both your current and anticipated future financial situation and needs. Some of the factors among others you may wish to consider before you buy a variable annuity or choose an optional benefit rider include:

- Your age: if you are an older person, you may not necessarily have a need for tax deferral, retirement income or a death benefit.

- How long you plan to hold your annuity: variable annuities are not short-term, liquid investments. The contract has surrender charges. (p. 35) Does the contract meet your current and anticipated future needs for liquidity?

- How and when you plan to take money from your annuity: under current tax law, surrenders, including withdrawals made under optional benefit riders, are taxed differently than annuity payments. In addition, certain surrenders may be subject to a federal income tax penalty. (p. 65)

- Your investment objectives, how much experience you have in managing investments and how much risk you are you willing to accept.

- Short-term trading: if you plan to manage your investment in the contract by frequent or short-term trading, this contract is not suitable for you and you should not buy it. (p. 49).

- If you can afford the contract: are your annual income and assets adequate to buy the annuity and any optional benefit riders you may choose?

- The fees and expenses you will pay when buying, owning and surrendering this contract. (p. 7).

Your sales representative will help you complete and submit an application. We are required by law to obtain certain personal information from you which will be used by us to verify your identity. If you do not provide us with the information, we may not be able to issue your contract. If we are unable to verify your identity, we reserve the right to reject your application or take such other steps as we deem reasonable. Applications are subject to acceptance at our home office. You may buy a nonqualified annuity or a qualified annuity. After your initial purchase payment, you have the option of making additional purchase payments in the future, subject to certain limitations. (p. 32)

PURCHASE PAYMENTS:


MINIMUM ALLOWABLE PURCHASE PAYMENTS

If paying by installments under a scheduled payment plan:
    $23.08 biweekly, or
    $50 per month

                                                      RAVA ADVANTAGE PLUS     RAVA SELECT PLUS
If paying by any other method:
    initial payment for qualified annuities                 $1,000                 $2,000
    initial payment for nonqualified annuities               2,000                 10,000
    for any additional payments                                 50                     50

MAXIMUM ALLOWABLE PURCHASE PAYMENTS (without home office approval) based on your age on the effective date of the contract:

                                                      RAVA ADVANTAGE PLUS     RAVA SELECT PLUS
For the first year:
    through age 85                                         $999,999*               $999,999*
    for ages 86 to 90                                       100,000                 100,000

For each subsequent year:
    through age 85                                          100,000                 100,000
    for ages 86 to 90                                        50,000                  50,000

* RAVA ADVANTAGE PLUS AND RAVA SELECT PLUS BAND 3 ANNUITIES SOLD TO INDIVIDUALS OTHER THAN ADVISORS AND EMPLOYEES: Require a minimum $1,000,000 initial purchase payment and our approval. Contracts already approved may make payments in subsequent years up to $100,000 if your age on the effective date of the contract is age 85 or younger and $50,000 if your age on the effective date of the contract is age 86 to 90.


Purchase payment amounts and purchase payment timing may vary by state and may be limited under the terms of your contract.

TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the subaccounts until annuity payouts begin, and once per contract year after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the Guarantee Period will be subject to an MVA, unless an exception applies. You may establish automated transfers among the accounts. You may not transfer existing amounts to the Special DCA account. GPAs and fixed account transfers are subject to special restrictions. (p. 49)


--------------------------------------------------------------------------------
6 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT
PLUS VARIABLE ANNUITY -- PROSPECTUS

SURRENDERS: You may surrender all or part of your contract value at any time before the settlement date. You also may establish automated partial surrenders. Surrenders may be subject to charges and income taxes (including an IRS penalty if you surrender prior to your reaching age 59 1/2) and may have other tax consequences; also, certain restrictions apply. (p. 53)

CHANGING OWNERSHIP: You may change ownership of a nonqualified annuity by written instruction, but this may have federal income tax consequences. Restrictions apply to changing ownership of a qualified annuity. (p. 54)

BENEFITS IN CASE OF DEATH: If you die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value, except in the case of a purchase payment credit reversal. (p. 55)

OPTIONAL BENEFITS: These contracts offer optional features that are available for additional charges if you meet certain criteria. Optional benefits may require the use of an asset allocation model which may limit transfers and allocations; may limit the timing, amount and allocation of purchase payments; and may limit the amount of partial surrenders that can be taken under the optional benefit during a contract year. (p. 56)

ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the settlement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. Total monthly payouts may include amounts from each subaccount and the fixed account. During the annuity payout period, you cannot be invested in more than five subaccounts at any one time unless we agree otherwise. (p. 67)

TAXES: Generally, income earned your contract value grows tax-deferred until you surrender it or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. However, Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. (p. 69)

LIMITATIONS ON USE OF CONTRACTS: If mandated by applicable law, including but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values or to satisfy other statutory obligations. Under these circumstances we may refuse to implement requests for transfers, surrenders, or death benefits, until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.

EXPENSE SUMMARY


THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR SURRENDER THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES
SURRENDER CHARGE FOR RAVA ADVANTAGE PLUS
(Contingent deferred sales load as a percentage of purchase payment surrendered)

You select either a seven-year or ten-year surrender charge schedule at the time of application.*

                      SEVEN-YEAR SCHEDULE                                      TEN-YEAR SCHEDULE*
    NUMBER OF COMPLETED                                     NUMBER OF COMPLETED
  YEARS FROM DATE OF EACH        SURRENDER CHARGE         YEARS FROM DATE OF EACH          SURRENDER CHARGE
    PURCHASE PAYMENT                 PERCENTAGE              PURCHASE PAYMENT                 PERCENTAGE
            0                            7%                           0                           8%

            1                            7                            1                           8

            2                            7                            2                           8

            3                            6                            3                           7

            4                            5                            4                           7

            5                            4                            5                           6

            6                            2                            6                           5

            7+                           0                            7                           4

                                                                      8                           3

                                                                      9                           2

                                                                      10+                         0

* The ten-year surrender charge schedule is not available for contracts issued in Oregon. In Connecticut and Utah, the ten-year surrender charge schedule is 8% for years 0-2, 7% for year 3 and declining by 1% each year thereafter until it is 0% for years 10+. For contracts issued in Alabama, Massachusetts, Oregon and Washington, surrender charges are waived after the tenth contract anniversary.

--------------------------------------------------------------------------------
7 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT
PLUS VARIABLE ANNUITY -- PROSPECTUS

SURRENDER CHARGE FOR RAVA SELECT PLUS (EXCEPT TEXAS)
(Contingent deferred sales load as a percentage of purchase payment surrendered)

                   YEARS FROM                   SURRENDER CHARGE
                  CONTRACT DATE                    PERCENTAGE
                       1                               7%

                       2                               7

                       3                               7

                       Thereafter                      0

SURRENDER CHARGE FOR RAVA SELECT PLUS IN TEXAS
 (Contingent deferred sales load)

                                                      SURRENDER CHARGE PERCENTAGE
                                         (AS A PERCENTAGE OF PURCHASE PAYMENTS SURRENDERED)
                                                          IN CONTRACT YEAR
  PAYMENTS MADE IN CONTRACT YEAR         1             2             3        THEREAFTER
                1                        8%            7%            6%           0%

                2                                      8             7            0

                3                                                    8            0

                Thereafter                                                        0


SURRENDER CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a surrender. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% if the assumed investment rate is 3.5% and 6.67% if the assumed investment rate is 5%. The surrender charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate. (See "Charges -- Surrender Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")


THE NEXT TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL CONTRACT ADMINISTRATIVE CHARGE

        Maximum: $50*        Current: $30


(We will waive $30 of this charge when your contract value, or total purchase payments less any payments surrendered, is $50,000 or more on the current contract anniversary, except at full surrender.)

* In certain states and for certain contracts we have waived our right to increase the contract administrative charge.


OPTIONAL RIDER FEES

(As a percentage of contract value charged annually at the contract anniversary. The fee applies only if you elect the optional rider.)

ROPP RIDER FEE                        Maximum: 0.30%    Current: 0.20%

MAV RIDER FEE                         Maximum: 0.35%    Current: 0.25%

5-YEAR MAV RIDER FEE                  Maximum: 0.20%    Current: 0.10%

EEB RIDER FEE                         Maximum: 0.40%    Current: 0.30%

EEP RIDER FEE                         Maximum: 0.50%    Current: 0.40%

PN RIDER FEE                          Maximum: 0.20%    Current: 0.10%

ACCUMULATION BENEFIT RIDER FEE        Maximum: 2.50%    Current: 0.60%

WITHDRAWAL BENEFIT RIDER FEE          Maximum: 2.50%    Current: 0.60%

ANNUAL VARIABLE ACCOUNT EXPENSES
(Total annual variable account expenses as a percentage of average daily subaccount value)

MORTALITY AND EXPENSE RISK FEE:     RAVA ADVANTAGE PLUS      RAVA SELECT PLUS
FOR NONQUALIFIED ANNUITIES                 0.95%                   1.20%

FOR QUALIFIED ANNUITIES                    0.75%                   1.00%

FOR BAND 3 ANNUITIES                       0.55%                   0.75%




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8 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT
PLUS VARIABLE ANNUITY -- PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS

THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS FOR THE LAST FISCAL YEAR. THE SECOND TABLE SHOWS THE FEES AND EXPENSES CHARGED BY EACH FUND FOR THE LAST FISCAL YEAR. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

MINIMUM AND MAXIMUM TOTAL ANNUAL OPERATING EXPENSES FOR THE FUNDS(a) (Including management fee, distribution and/or service (12b-1) fees and other expenses)


                                                                     MINIMUM     MAXIMUM
Total expenses before fee waivers and/or expense reimbursements        0.53%      5.85%



(a) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an on-going basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us and/or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us and/or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.


TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND UNDERLYING RAVA ADVANTAGE PLUS AND RAVA SELECT PLUS
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                                                     GROSS TOTAL
                                                                      MANAGEMENT        12b-1         OTHER            ANNUAL
                                                                        FEES            FEES         EXPENSES         EXPENSES
AIM V.I. Capital Appreciation Fund, Series II Shares                      0.61%          0.25%         0.29%          1.15%(1),(2)

AIM V.I. Capital Development Fund, Series II Shares                       0.75           0.25          0.34           1.34(1),(3)

AIM V.I. Financial Services Fund, Series I Shares                         0.75             --          0.37           1.12(1)

AIM V.I. Global Health Care Fund, Series II Shares                        0.75           0.25          0.33           1.33(1),(3)

AIM V.I. International Growth Fund, Series II Shares                      0.73           0.25          0.38           1.36(1)

AIM V.I. Technology Fund, Series I Shares                                 0.75             --          0.37           1.12(1)

AllianceBernstein VPS Global Technology Portfolio (Class B)               0.75           0.25          0.17           1.17(4)

AllianceBernstein VPS Growth and Income Portfolio (Class B)               0.55           0.25          0.05           0.85(4)

AllianceBernstein VPS International Value Portfolio (Class B)             0.75           0.25          0.12           1.12(4)

American Century VP International, Class II                               1.13           0.25            --           1.38(4)

American Century VP Ultra(R), Class II                                    0.90           0.25          0.01           1.16(4)

American Century VP Value, Class II                                       0.83           0.25            --           1.08(4)

Calvert Variable Series, Inc. Social Balanced Portfolio                   0.70             --          0.22           0.92(5)

Columbia High Yield Fund, Variable Series, Class B                        0.55           0.25          0.37           1.17(6)

Columbia Marsico Growth Fund, Variable Series                             0.74           0.25          0.34           1.33(7)

Columbia Marsico International Opportunities Fund, Variable Series        0.80           0.25          0.43           1.48(4)

Credit Suisse Trust - Commodity Return Strategy Portfolio                 0.50           0.25          0.55           1.30(8)

Eaton Vance VT Floating-Rate Income Fund                                  0.58             --          0.69           1.27(4)

Evergreen VA International Equity Fund - Class 2                          0.41           0.25          0.30           0.96(9)

Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2                   0.57           0.25          0.09           0.91(10)

Fidelity(R) VIP Growth & Income Portfolio Service Class 2                 0.47           0.25          0.12           0.84(10)

Fidelity(R) VIP Mid Cap Portfolio Service Class 2                         0.57           0.25          0.12           0.94(10)

Fidelity(R) VIP Overseas Portfolio Service Class 2                        0.72           0.25          0.17           1.14(10)

FTVIPT Franklin Real Estate Fund - Class 2                                0.47           0.25          0.02           0.74(11),(12)

FTVIPT Franklin Small Cap Value Securities Fund - Class 2                 0.52           0.25          0.17           0.94(12),(13)

FTVIPT Mutual Shares Securities Fund - Class 2                            0.60           0.25          0.18           1.03(12)

Goldman Sachs VIT Mid Cap Value Fund                                      0.80             --          0.07           0.87(14)

Goldman Sachs VIT Structured U.S. Equity Fund                             0.65             --          0.09           0.74(14)
(previously Goldman Sachs VIT CORE(SM) U.S. Equity Fund)
Lazard Retirement International Equity Portfolio                          0.75           0.25          0.21           1.21(15)


--------------------------------------------------------------------------------
9 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT
PLUS VARIABLE ANNUITY -- PROSPECTUS

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND UNDERLYING RAVA ADVANTAGE PLUS AND RAVA SELECT PLUS (CONTINUED)
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                                          GROSS TOTAL
                                                                      MANAGEMENT     12b-1     OTHER         ANNUAL
                                                                         FEES        FEES     EXPENSES      EXPENSES
Legg Mason Partners Variable Small Cap Growth Portfolio, Class II        0.75%       0.25%      0.37%      1.37%(4)
(previously Salomon Brothers Small Cap Growth Fund, Class II)

MFS(R) Investors Growth Stock Series - Service Class                     0.75        0.25       0.15       1.15(16),(17)

MFS(R) New Discovery Series - Service Class                              0.90        0.25       0.16       1.31(16),(17)

MFS(R) Total Return Series - Service Class                               0.75        0.25       0.09       1.09(16),(17)

MFS(R) Utilities Series - Service Class                                  0.75        0.25       0.15       1.15(16),(17)

Neuberger Berman Advisers Management Trust International Portfolio
 (Class S)                                                               1.15        0.25       4.45       5.85(18),(19)

Oppenheimer Global Securities Fund/VA, Service Shares                    0.63        0.25       0.04       0.92(20)

Oppenheimer Main Street Small Cap Fund/VA, Service Shares                0.74        0.25       0.05       1.04(20)

Oppenheimer Strategic Bond Fund/VA, Service Shares                       0.69        0.25       0.02       0.96(20)

PIMCO VIT All Asset Portfolio, Advisor Share Class                       0.20        0.25       0.88       1.33(21)

Putnam VT Health Sciences Fund - Class IB Shares                         0.70        0.25       0.11       1.06(4)

Putnam VT International Equity Fund - Class IB Shares                    0.75        0.25       0.18       1.18(4)

Putnam VT Vista Fund - Class IB Shares                                   0.65        0.25       0.09       0.99(4)

RiverSource(SM) Variable Portfolio - Balanced Fund                       0.54        0.13       0.14      0.81(22),(23),(24)
(previously AXP(R) Variable Portfolio - Managed Fund)

RiverSource(SM) Variable Portfolio - Cash Management Fund                0.33        0.13       0.15      0.61(22),(23)
(previously AXP(R) Variable Portfolio - Cash Management Fund)

RiverSource(SM) Variable Portfolio - Core Bond Fund                      0.48        0.13       0.33      0.94(22),(23),(25)
(previously AXP(R) Variable Portfolio - Core Bond Fund)

RiverSource(SM) Variable Portfolio - Diversified Bond Fund               0.47        0.13       0.17      0.77(22),(23)
(previously AXP(R) Variable Portfolio - Diversified Bond Fund)

RiverSource(SM) Variable Portfolio - Diversified Equity Income Fund      0.68        0.13       0.16      0.97(22),(23),(24)
(previously AXP(R) Variable Portfolio - Diversified Equity Income
 Fund)

RiverSource(SM) Variable Portfolio - Emerging Markets Fund               1.05        0.13       0.34      1.52(22),(23),(24),(25)
(previously AXP(R) Variable Portfolio - Threadneedle Emerging
Markets Fund)

RiverSource(SM) Variable Portfolio - Fundamental Value Fund              0.73        0.13       0.16      1.02(23),(26)

RiverSource(SM) Variable Portfolio - Global Bond Fund                    0.71        0.13       0.20      1.04(22),(23)
(previously AXP(R) Variable Portfolio - Global Bond Fund)

RiverSource(SM) Variable Portfolio - Global Inflation Protected
Securities Fun                                                           0.44        0.13       0.33      0.90(22),(23),(25)
(previously AXP(R) Variable Portfolio - Inflation Protected
Securities Fund)

RiverSource(SM) Variable Portfolio - Growth Fund                         0.66        0.13       0.17      0.96(22),(23),(24)
(previously AXP(R) Variable Portfolio - Growth Fund)

RiverSource(SM) Variable Portfolio - High Yield Bond Fund                0.59        0.13       0.16      0.88(22),(23)
(previously AXP(R) Variable Portfolio - High Yield Bond Fund)

RiverSource(SM) Variable Portfolio - Income Opportunities Fund           0.61        0.13       0.34      1.08(22),(23),(25)
(previously AXP(R) Variable Portfolio - Income Opportunities Fund)

RiverSource(SM) Variable Portfolio - International Opportunity Fund      0.72        0.13       0.20      1.05(22),(23),(24)
(previously AXP(R) Variable Portfolio - Threadneedle
International Fund)

RiverSource(SM) Variable Portfolio - Large Cap Equity Fund               0.56        0.13       0.14      0.83(22),(23),(24)
(previously AXP(R) Variable Portfolio - Large Cap Equity Fund)

RiverSource(SM) Variable Portfolio - Large Cap Value Fund                0.60        0.13       1.86      2.59(22),(23),(24),(25)
(previously AXP(R) Variable Portfolio - Large Cap Value Fund)

RiverSource(SM) Variable Portfolio - Mid Cap Growth Fund                 0.63        0.13       0.17      0.93(22),(23),(24),(25)
(previously AXP(R) Variable Portfolio - Equity Select Fund)

RiverSource(SM) Variable Portfolio - Mid Cap Value Fund                  0.70        0.13       2.18      3.01(22),(23),(25)
(previously AXP(R) Variable Portfolio - Mid Cap Value Fund)



--------------------------------------------------------------------------------
10 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND UNDERLYING RAVA ADVANTAGE PLUS AND RAVA SELECT PLUS (CONTINUED)

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                                         GROSS TOTAL
                                                                   MANAGEMENT     12B-1      OTHER         ANNUAL
                                                                      FEES        FEES     EXPENSES       EXPENSES
RiverSource(SM) Variable Portfolio - S&P 500 Index Fund               0.22%       0.13%     0.18%    0.53%(22),(23),(25)
(previously AXP(R) Variable Portfolio - S&P 500 Index Fund)

RiverSource(SM) Variable Portfolio - Select Value Fund                0.77        0.13      0.30     1.20(22),(23),(24),(25)
(previously AXP(R) Variable Portfolio - Partners Select
 Value Fund)

RiverSource(SM) Variable Portfolio - Short Duration
 U.S. Government Fund                                                 0.48        0.13      0.17     0.78(22),(23)
(previously AXP(R) Variable Portfolio - Short Duration
 U.S. Government Fund)

RiverSource(SM) Variable Portfolio - Small Cap Advantage Fund         0.80        0.13      0.22     1.15(22),(23),(24)
(previously AXP(R) Variable Portfolio - Small Cap Advantage Fund)

RiverSource(SM) Variable Portfolio - Small Cap Value Fund             0.92        0.13      0.24     1.29(22),(23),(24),(25)
(previously AXP(R) Variable Portfolio - Partners Small Cap Value
 Fund)

Van Kampen Life Investment Trust Comstock Portfolio,
 Class II Shares                                                      0.56        0.25      0.03     0.84(4)

Van Kampen UIF Global Real Estate Portfolio Class II Shares           0.85        0.35      0.62     1.82(27)

Van Kampen UIF Mid Cap Growth Portfolio Class II Shares               0.75        0.35      0.34     1.44(27)

Wanger International Small Cap                                        0.95          --      0.18     1.13(4)

Wanger U.S. Smaller Companies                                         0.90          --      0.05     0.95(4)

Wells Fargo Advantage VT Opportunity Fund                             0.72        0.25      0.21     1.18(28)

Wells Fargo Advantage VT Small Cap Growth Fund                        0.75        0.25      0.24     1.24(28)



(1) Figures shown in the table are for the year ended Dec. 31, 2005 and are expressed as a percentage of the Fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table. The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares and Series II shares to the extent necessary to limit total annual expenses of Series I shares to 1.30% and Series II shares to 1.45% of average daily nets assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual expenses to exceed the limit stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganizations as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation is in effect through April 30, 2007.

(2) As a result of a reorganization of another Fund into the Fund, which will occur on or about May 1, 2006 for AIM V.I. Capital Appreciation Fund, Series II Shares the "Gross total annual expenses" have been restated to reflect such reorganization.

(3) Effective Jan. 1, 2005 through June 30, 2006, the advisor has contractually agreed to waive a portion of its advisory fees.

(4) Fund's expense figures are based on actual expenses for the fiscal year ended Dec. 31, 2005.

(5) Expenses are based on expenses for the Portfolio's most recent fiscal year. Management fees include the subadvisory fee paid by the Advisor, to the Subadvisers, and the administrative fee paid by the Portfolio to Calvert Administrative Services Company, an affiliate of the Calvert.

(6) On April 28, 2006, Columbia High Yield Fund, Variable Series, Class B merged into Nations High Yield Bond Portfolio. On May 1, 2006, Nations High Yield Bond Portfolio changed its name to Columbia High Yield Fund, Variable Series, Class B. The Fund's advisor has contractually agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.60% through April 30, 2007. In addition, the Fund's distributor has contractually agreed to waive 0.19% of the 12b-1 fees through April 30, 2007. If these waivers were reflected in the table, total annual fund operating expenses would be 0.66%.

(7) The Fund's Distributor has voluntarily agreed to waive 0.25% of its 12b-1 fees.

(8) Fee waivers and/or expense reimbursement may reduce expenses for the Portfolio, without which performance would be lower. Waivers and/or expense reimbursements may be discontinued at any time. After fee waivers and expense reimbursements net expenses would be 0.95% for Credit Suisse Trust
     - Commodity Return Strategy Portfolio.

(9) The "Gross total annual expenses" exclude expense reductions and fee waivers. These fees have been restated to reflect current fees.

(10) A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the Fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.89% for Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2, 0.79% for Fidelity(R) VIP Growth & Income Portfolio Service Class 2, 0.89% for Fidelity(R) VIP Mid Cap Portfolio Service Class 2 and 1.07% for Fidelity(R) VIP Overseas Portfolio Service Class 2. These offsets may be discontinued at any time.

(11) The Fund's administration fee is paid indirectly through the management fee.

(12) While the maximum amount payable under the Fund's class rule 12b-1 plan is 0.35% per year of the Fund's class average annual net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year.

(13) The Fund's manager has agreed in advance to reduce its fees with respect to assets invested by the Fund in a Franklin Templeton Money Market Fund. This reduction is required by the Fund's Board of Trustees and an exemptive order of the Securities and Exchange Commission. The management fee reduction and net total annual expense was (0.05%) and 0.89%, respectively for FTVIPT Franklin Small Cap Value Securities Fund - Class 2.

(14) The Fund's annual operating expenses are based on actual expenses for the fiscal year ended Dec. 31, 2005. "Other expenses" include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of the Fund plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to limit "Other expenses" (excluding management fees, transfer agent fees and expenses, taxes, interest, brokerage, litigation and indemnification costs, shareholder meeting and other extraordinary expenses) to the extent that such expenses exceed, on an annual basis, 0.16% of the Fund's average daily net assets for Goldman Sachs VIT Structured U.S. Equity Fund and 0.25% of the Fund's average daily net assets for Goldman Sachs VIT Mid Cap Value Fund. The Investment Adviser may cease or modify the expense limitations at its discretion at anytime. If this occurs, other expenses and total annual operating expenses may increase without shareholder approval.


--------------------------------------------------------------------------------
11 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

(15) The Investment Manager has contractually agreed to waive its fees and, if necessary, reimburse the Portfolio through Dec. 31, 2006, to the extent "Gross total annual expenses" exceed 1.25% of average daily net assets for Lazard Retirement International Equity Portfolio.

(16) Each series has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of service class shares (these fees are referred to as distribution fees).

(17) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent, and may have entered into brokerage arrangements, that reduced or recaptured series' expenses. Any such expense reductions are not reflected in the table. Had these fee reductions been taken into account, "Gross total annual expenses" would be lower.

(18) Neuberger Berman Management Inc. ("NBMI") has undertaken through Dec. 31, 2009, to waive fees and/or reimburse certain operating expenses, including the compensation of NBMI and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 2.00% of the average daily net asset value of the Portfolio. The expense limitation arrangements for the Portfolio is contractual and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause the Portfolio to exceed its limitation described above.

(19) Class S shares of the International Portfolio have a redemption fee of 1.00% for exchanges or redemptions on shares held less than 60 days. The redemption fee is paid to the Portfolio.

(20) Expenses may vary in future years. "Other expenses" in the table include transfer agent fees, custodial fees, and accounting and legal expenses the Fund pays. The Fund's transfer agent has voluntarily agreed to limit transfer and shareholder servicing fees to 0.35% per fiscal year. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended Dec. 31, 2005, the transfer agent fees did not exceed the expense limitation described above.

(21) "Other expense" also includes Underlying Fund expenses. Underlying Fund Expenses for the Portfolio are estimated based upon an allocation of the Portfolio's assets among the Underlying Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying Funds. Underlying Fund expenses will vary with changes in the expenses of the Underlying Funds, as well as allocation of the Portfolio's assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying Fund for the most recent fiscal year, please see "Fund of Funds Fees - Annual Underlying Fund Expenses" in the Portfolio's prospectus. PIMCO has contractually agreed, for the Portfolio's current fiscal year (12/31), to reduce its Advisory Fee to the extent that the Underlying Fund Expenses attributable to Advisory and Administrative Fees exceed 0.60% of the total assets invested in Underlying Funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(22) The Fund's expense figures are based on actual expenses for the fiscal year ended Aug. 31, 2005, adjusted to reflect current fees.

(23) The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940. The Fund pays IDS Life Insurance Company an annual fee of up to 0.125% of average daily net assets as payment for distributing its shares and providing shareholder services. Because this fee is paid out of the Fund's assets on an on-going basis, over time this fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

(24) Management fees include the impact of a performance incentive adjustment fee that decreased the management fee by 0.05% for RiverSource(SM) Variable Portfolio - Emerging Markets Fund, 0.04% for RiverSource(SM) Variable Portfolio - International Opportunity Fund, 0.02% for RiverSource(SM) Variable Portfolio - Large Cap Equity Fund, 0.07% for RiverSource(SM) Variable Portfolio - Mid Cap Growth Fund, 0.01% for RiverSource(SM) Variable Portfolio - Select Value Fund and 0.04% for RiverSource(SM) Variable Portfolio - Small Cap Value Fund. Management fees include the impact of a performance incentive adjustment fee that increased the management fee by 0.03% for RiverSource(SM) Variable Portfolio - Balanced Fund, 0.08% for RiverSource(SM) Variable Portfolio - Diversified Equity Income Fund, 0.06% for RiverSource(SM) Variable Portfolio - Growth Fund, 0.002% for RiverSource(SM) Variable Portfolio - Large Cap Value Fund and 0.01% for RiverSource(SM) Variable Portfolio - Small Cap Advantage Fund.

(25) RiverSource Investments and its affiliates have contractually agreed to waive certain fees and expenses until Aug. 31, 2006, unless sooner terminated at the discretion of the Fund's Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses, before giving effect to any performance incentive adjustment, will not exceed:
     0.83% for RiverSource(SM) Variable Portfolio - Core Bond Fund, 1.75% for RiverSource(SM) Variable Portfolio - Emerging Markets Fund, 0.72% for RiverSource(SM) Variable Portfolio - Global Inflation Protected Securities Fund, 0.99% for RiverSource(SM) Variable Portfolio - Income Opportunities Fund, 1.05% for RiverSource(SM) Variable Portfolio - Large Cap Value Fund, 1.00% for RiverSource(SM) Variable Portfolio - Mid Cap Growth Fund, 1.08% for RiverSource(SM) Variable Portfolio - Mid Cap Value Fund, 0.495% for RiverSource(SM) Variable Portfolio - S&P 500 Index Fund, 1.15% for RiverSource(SM) Variable Portfolio - Select Value Fund and 1.25% for RiverSource(SM) Variable Portfolio - Small Cap Value Fund.

(26) The Fund's expense figures are based on estimated expenses, before fee waivers and expense reimbursements. RiverSource Investments and its affiliates have contractually agreed to waive certain fees and expenses until Aug. 31, 2007, unless sooner terminated at the discretion of the Fund's Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.07% for RiverSource(SM) Variable Portfolio - Fundamental Value Fund.

(27) The fees disclosed reflect gross ratios prior to any voluntary waivers/reimbursements of expenses by the adviser. The adviser has voluntarily agreed to waive a portion of or all of its management fee and/or reimburse expenses to the extent necessary so that total annual operating expenses, excluding certain investment related expense such as foreign country tax expense and interest expense on borrowing, do not exceed 1.35%. The adviser may terminate these voluntary waivers at any time at its sole discretion. Additionally, the distributor has agreed to voluntarily waive a portion of the 12b-1 fee for Class II shares. The distributor may terminate these voluntary waivers at any time at its sole discretion. After these fee waivers/reimbursements, net expenses would have been 1.40% for Van Kampen UIF Global Real Estate Portfolio Class II Shares and 1.15% for Van Kampen UIF Mid Cap Growth Portfolio Class II Shares. In addition, Van Kampen UIF Global Real Estate Portfolio Class II Shares was not operational in 2005. Figures in the table are based on estimated assuming the average daily net assets of the Portfolio were not more than $75,000,000.

(28) The Funds' investment adviser has implemented a break point schedule for the Funds' management fees. The management fees charged to the Funds will decline as a Fund's assets grow and will continue to be based on a percentage of the Fund's average daily net assets. Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Other expenses for Wells Fargo Advantage VT Opportunity Fund are based on estimates for the current fiscal year. The adviser has committed through April 30, 2007 to waive fees and/or reimburse the expenses to the extent necessary to maintain the Fund's net operating expense ratio. After fee waivers and expense reimbursements net expenses would be 1.07% for Wells Fargo Advantage VT Opportunity Fund and 1.20% for Wells Fargo Advantage VT Small Cap Growth Fund. Please refer to the Fund's prospectus for additional details.


--------------------------------------------------------------------------------
12 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES


THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES(1), VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds for the last fiscal year. They assume that you select the optional MAV, EEP and Withdrawal Benefit or Accumulation Benefit(2). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                           IF YOU DO NOT SURRENDER YOUR CONTRACT
                                 IF YOU SURRENDER YOUR CONTRACT           OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                              AT THE END OF THE APPLICABLE TIME PERIOD:  AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY          1 YEAR     3 YEARS    5 YEARS   10 YEARS   1 YEAR      3 YEARS    5 YEARS   10 YEARS
RAVA ADVANTAGE PLUS

With a ten-year surrender
 charge schedule(3)          $1,832.89  $3,636.48  $5,242.60  $8,173.19  $1,032.89  $2,936.48  $4,642.60  $8,173.19

RAVA ADVANTAGE PLUS

With a seven-year surrender
 charge schedule              1,732.89   3,536.48   5,042.60   8,173.19   1,032.89   2,936.48   4,642.60   8,173.19

RAVA SELECT PLUS              1,760.16   3,705.64   4,739.28   8,291.79   1,060.16   3,005.64   4,739.28   8,291.79

RAVA SELECT PLUS - TEXAS      1,860.16   3,605.64   4,739.28   8,291.79   1,060.16   3,005.64   4,739.28   8,291.79



                                                                           IF YOU DO NOT SURRENDER YOUR CONTRACT
                                 IF YOU SURRENDER YOUR CONTRACT           OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                              AT THE END OF THE APPLICABLE TIME PERIOD:  AT THE END OF THE APPLICABLE TIME PERIOD:
QUALIFIED ANNUITY            1 YEAR     3 YEARS    5 YEARS   10 YEARS   1 YEAR      3 YEARS    5 YEARS   10 YEARS
RAVA ADVANTAGE PLUS

With a ten-year surrender
 charge schedule(3)          $1,812.39  $3,584.21  $5,169.13  $8,081.63  $1,012.39  $2,884.21  $4,569.13  $8,081.63

RAVA ADVANTAGE PLUS

With a seven-year surrender
 charge schedule              1,712.39   3,484.21   4,969.13   8,081.63   1,012.39   2,884.21   4,569.13   8,081.63

RAVA SELECT PLUS              1,739.66   3,653.68   4,666.70   8,202.96   1,039.66   2,953.68   4,666.70   8,202.96

RAVA SELECT PLUS - TEXAS      1,839.66   3,553.68   4,666.70   8,202.96   1,039.66   2,953.68   4,666.70   8,202.96



                                                                              IF YOU DO NOT SURRENDER YOUR CONTRACT
                                    IF YOU SURRENDER YOUR CONTRACT           OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                 AT THE END OF THE APPLICABLE TIME PERIOD:  AT THE END OF THE APPLICABLE TIME PERIOD:
BAND 3 ANNUITY                  1 YEAR     3 YEARS    5 YEARS   10 YEARS   1 YEAR      3 YEARS    5 YEARS   10 YEARS
RAVA ADVANTAGE PLUS - BAND 3

With a ten-year surrender
charge schedule(3)             $1,791.89  $3,531.71  $5,094.97  $7,987.96  $  991.89  $2,831.71  $4,494.97  $7,987.96

RAVA ADVANTAGE PLUS - BAND 3

With a seven-year surrender
 charge schedule                1,691.89   3,431.71   4,894.97   7,987.96     991.89   2,831.71   4,494.97   7,987.96

RAVA SELECT PLUS - BAND 3       1,714.03   3,588.40   4,575.03   8,089.03   1,014.03   2,888.40   4,575.03   8,089.03

RAVA SELECT PLUS - TEXAS -
BAND 3                          1,814.03   3,488.40   4,575.03   8,089.03   1,014.03   2,888.40   4,575.03   8,089.03


--------------------------------------------------------------------------------
13 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds for the last fiscal year. They assume that you do not select any optional benefits. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                            IF YOU DO NOT SURRENDER YOUR CONTRACT
                                 IF YOU SURRENDER YOUR CONTRACT           OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                              AT THE END OF THE APPLICABLE TIME PERIOD:  AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY          1 YEAR     3 YEARS    5 YEARS   10 YEARS   1 YEAR      3 YEARS    5 YEARS   10 YEARS
RAVA ADVANTAGE PLUS

With a ten-year surrender
 charge schedule(3)            $954.47  $1,179.60  $1,427.59  $1,808.38    $154.47    $479.60    $827.59  $1,808.38

RAVA ADVANTAGE PLUS

With a seven-year surrender
 charge schedule                854.47   1,079.60   1,227.59   1,808.38     154.47     479.60     827.59   1,808.38

RAVA SELECT PLUS                881.73   1,262.73     968.37   2,100.97     181.73     562.73     968.37   2,100.97

RAVA SELECT PLUS - TEXAS        981.73   1,162.73     968.37   2,100.97     181.73     562.73     968.37   2,100.97



                                                                           IF YOU DO NOT SURRENDER YOUR CONTRACT
                                 IF YOU SURRENDER YOUR CONTRACT           OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                              AT THE END OF THE APPLICABLE TIME PERIOD:  AT THE END OF THE APPLICABLE TIME PERIOD:
QUALIFIED ANNUITY            1 YEAR     3 YEARS    5 YEARS   10 YEARS   1 YEAR      3 YEARS    5 YEARS   10 YEARS
RAVA ADVANTAGE PLUS

With a ten-year surrender
 charge schedule(3)            $933.97  $1,116.79  $1,320.70  $1,583.32    $133.97    $416.79    $720.70  $1,583.32

RAVA ADVANTAGE PLUS

With a seven-year surrender
 charge schedule                833.97   1,016.79   1,120.70   1,583.32     133.97     416.79     720.70   1,583.32

RAVA SELECT PLUS                861.23   1,200.27     862.66   1,881.69     161.23     500.27     862.66   1,881.69

RAVA SELECT PLUS - TEXAS        961.23   1,100.27     862.66   1,881.69     161.23     500.27     862.66   1,881.69



                                                                            IF YOU DO NOT SURRENDER YOUR CONTRACT
                                    IF YOU SURRENDER YOUR CONTRACT           OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                 AT THE END OF THE APPLICABLE TIME PERIOD:  AT THE END OF THE APPLICABLE TIME PERIOD:
BAND 3 ANNUITY                  1 YEAR     3 YEARS    5 YEARS   10 YEARS   1 YEAR      3 YEARS    5 YEARS   10 YEARS
RAVA ADVANTAGE PLUS - BAND 3

With a ten-year surrender
 charge schedule(3)              $913.47  $1,053.73  $1,212.92  $1,353.83    $113.47    $353.73    $612.92  $1,353.83

RAVA ADVANTAGE PLUS - BAND 3

With a seven-year surrender
 charge schedule                  813.47     953.73   1,012.92   1,353.83     113.47     353.73     612.92   1,353.83

RAVA SELECT PLUS - BAND 3         835.61   1,121.83     729.29   1,601.49     135.61     421.83     729.29   1,601.49

RAVA SELECT PLUS - TEXAS -
BAND 3                            935.61   1,021.83     729.29   1,601.49     135.61     421.83     729.29   1,601.49



(1) In these examples, the contract administrative charge is approximated as a .027% charge for RAVA Advantage Plus, a .043% charge for RAVA Select Plus, a .043% for RAVA Select Plus - Texas, a .027% charge for RAVA Advantage Plus - Band 3, a .043% charge for RAVA Select Plus - Band 3 and a .043% charge for RAVA Select Plus - Texas - Band 3. These percentages were determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.

(2) Because these examples are intended to illustrate the most expensive combination of contract features, the maximum annual fee for each optional rider is reflected rather than the fee that is currently being charged.

(3) In Connecticut and Utah, your expenses would be slightly lower due to the modified ten-year surrender charge schedule.


--------------------------------------------------------------------------------
14 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION

(UNAUDITED)


You can find unaudited condensed financial information for the subaccounts in Appendix D.

We do not include any condensed financial information for subaccounts that are new and did not have any activity as of the financial statement date.

FINANCIAL STATEMENTS

You can find our audited financial statements and the audited financial statements of the subaccounts with financial history in the SAI. The SAI does not include audited financial statements for subaccounts that are new and have no activity as of the financial statement date.

THE VARIABLE ACCOUNT AND THE FUNDS


THE VARIABLE ACCOUNT: The variable account was established under Minnesota law on Aug. 23, 1995, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of IDS Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS: The contracts currently offer subaccounts investing in shares of the funds listed in the table below.


- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

- PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM: Each underlying fund generally is available (unless we exclude it) to be a component fund of the model portfolios of the PN Program (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program"). Under the PN program, contract values are rebalanced on a quarterly basis and model portfolios are periodically updated. This quarterly rebalancing and periodic updating of the model portfolios can cause a component fund to incur transactional expenses to raise cash for money flowing out of the fund or to buy securities with money flowing into the fund. Moreover, a large outflow of money from a fund may increase the expenses attributable to the assets remaining in the fund. These expenses can adversely affect the performance of the relevant fund. In addition, when a particular fund needs to buy or sell securities due to quarterly rebalancing or periodic updating of a model portfolio, it may hold a large cash position. A large cash position could detract from the achievement of the fund's investment objective in a period of rising market prices; conversely, a large cash position would reduce the fund's magnitude of loss in the event of falling market prices and provide the fund with liquidity to make additional investments or to meet redemptions. Even if you do not participate in the PN program, a fund in which your subaccount invests may be impacted if it is a component fund of one or more model portfolios.


- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

--------------------------------------------------------------------------------
15 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund name and management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.


-  REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST:
   We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and upon any substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to, fund performance, fund expenses, classes of fund shares available, size of the fund, and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds, and portfolio concentration and sector weightings. We also consider the levels and types of revenue a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to, compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.

   We and/or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue. The amount of this revenue is most often based on a percentage of average daily net assets invested in the fund. For example, the revenue we receive from affiliates of funds other than the RiverSource Variable Portfolio Funds (unaffiliated funds) currently ranges up to 0.50% of the average daily net assets invested in the fund through this contract and other contracts we or our affiliates issue. In some cases, this revenue may be based, in part, on sales one of our affiliates makes of other securities including, but not limited to, publicly-traded retail mutual funds and/or the average daily net assets resulting from these sales. We or our affiliates may also receive revenue which is not based on a percentage of average daily net assets.

   The amount of this revenue varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Portfolio Funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Portfolio Funds. These revenue payments may also influence recommendations your sales representative makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

   The revenue we receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the contract (see "Expense Summary"). However, the revenue we receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.

   Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid to us and/or our affiliates in 2005.


--------------------------------------------------------------------------------
16 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive this revenue for various purposes including, but not limited to:

   - Compensating, training and educating sales representatives who sell the contracts.

   - Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their sales representatives, and granting access to sales representatives of our affiliated selling firms.

   - Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and sales representatives.

   - Providing sub-transfer agency and shareholder servicing to contract owners.

   - Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

   - Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

   - Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the National Association of Securities Dealers, Inc. (NASD).

   -  Subaccounting, transaction processing, recordkeeping and administration.

- SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

   - Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

   - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

- SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

   - Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

   - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.


--------------------------------------------------------------------------------
17 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

UNLESS AN ASSET ALLOCATION PROGRAM IS IN EFFECT, YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:


INVESTING IN              INVESTMENT OBJECTIVES AND POLICIES                                     INVESTMENT ADVISER
----------------------    --------------------------------------------------------------------   -------------------------------
AIM V.I. Capital          Growth of capital. Invests principally in common stocks of companies   A I M Advisors, Inc.
Appreciation Fund,        likely to benefit from new or innovative products, services or
Series II Shares          processes as well as those with above-average long-term growth and excellent prospects for future growth. The fund can invest up to 25% of its total assets in foreign securities that involve risks not associated with investing solely in the United States.

AIM V.I. Capital          Long-term growth of capital. Invests primarily in securities           A I M Advisors, Inc.
Development Fund,         (including common stocks, convertible securities and bonds) of
Series II Shares          small- and medium-sized companies. The Fund may invest up to 25%
                          of its total assets in foreign securities.

AIM V.I. Financial        Capital growth. Actively managed. Invests at least 80% of its net      A I M Advisors, Inc.
Series I Shares           assets in Services Fund, the equity securities and equity-related instruments of companies involved in the financial services sector. These companies include, but are not limited to, banks, insurance companies, investment and miscellaneous industries
                          (asset managers, brokerage firms, and government-sponsored agencies and suppliers to financial services companies).

AIM V.I. Global           Capital growth. The fund seeks to meet its objective by investing,     A I M Advisors, Inc.
Health Care Fund,         normally, at least 80% of its assets in securities of health care
Series II Shares          industry companies. The fund may invest up to 20% of its total companies located in developing countries, i.e., those countries assets in that are in the initial stages of their industrial cycles.
                          The fund may also invest up to 5% of its total assets inlower-
                          quality debt securities, i.e., junk bonds.

AIM V.I. International    Long-term growth of capital. Invests primarily in a diversified        A I M Advisors, Inc.
Growth Fund,              portfolio of international equity securities, whose issuers are
Series II Shares          considered to have strong earnings momentum. The fund may invest up to 20% of its total assets in security issuers located in developing countries and in securities exchangeable for or convertible into equity securities of foreign companies.

AIM V.I. Technology       Capital growth. The Fund is actively managed. Invests at least 80%     A I M Advisors, Inc.
Fund, Series I Shares     of its net assets in equity securities and equity-related
                          instruments of companies engaged in technology-related industries.
                          These include, but are not limited to, various applied
                          technologies, hardware, software, semiconductors,
                          telecommunications equipment and services, and
                          service-related companies in information technology.
                           Many of these products and services are subject to rapid
                          obsolescence, which may lower the market value of securities of the companies in this sector.

AllianceBernstein VPS     Long-term growth of capital. The Fund invests at least 80% of its net   AllianceBernstein L.P.
Global Technology         assets in securities of companies that use technology extensively in
Portfolio (Class B)       the development of new or improved products or processes. Invests in a global portfolio of securities of U.S. and foreign companies selected for their growth potential.

--------------------------------------------------------------------------------
18 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN              INVESTMENT OBJECTIVES AND POLICIES                                     INVESTMENT ADVISER
----------------------    --------------------------------------------------------------------   -------------------------------
AllianceBernstein VPS     Long-term growth of capital. Invests primarily in dividend-paying      AllianceBernstein L.P.
Growth and Income         common stocks of large, well-established, "blue chip" companies.
Portfolio (Class B)

AllianceBernstein VPS     Long-term growth of capital. Invests primarily in a diversified        AllianceBernstein L.P.
International Value       portfolio of equity securities of established companies selected
Portfolio (Class B)       from more than 40 industries and from more than 40 developed and emerging market countries.

American Century VP       Capital growth. Invests primarily in stocks of growing foreign         American Century Global
International, Class II   companies in developed countries.                                      Investment Management, Inc.

American Century VP       Long-term capital growth. Invests primarily in U.S. companies, but     American Century Investment
Ultra(R), Class II        there is no limit on the amount of assets the Fund can invest in       Management, Inc.
                          foreign companies.

American Century VP       Long-term capital growth, with income as a secondary objective.        American Century Investment
Value, Class II           Invests primarily in stocks of companies that management believes      Management, Inc.
                          to be undervalued at the time of purchase.

Calvert Variable          Income and capital growth. Invests primarily in stocks, bonds and      Calvert Asset Management
Series, Inc. Social       money market instruments which offer income and capital growth         Company, Inc. (CAMCO),
Balanced Portfolio        opportunity and which satisfy the investment and social criteria.      investment adviser. SsgA Funds
                                                                                                 Management, Inc. and
                                                                                                 New Amsterdam Partners, LLP
                                                                                                 are the investment subadvisers.

Columbia High Yield       High level of current income with capital appreciation as a            Columbia Management
Fund, Variable Series,    secondary objective when consistent with the goal of high current      Advisors, Inc.
Class B                   income. The Fund normally invests at least 80% of its net assets
                          (plus any borrowings for investment purposes) in high yielding corporate debt securities, such as bonds, debentures and notes that are rated below investment grade, or unrated securities which the
                          Fund's investment advisor has determined to be of comparable quality.
                          No more than 10% of the Fund's total assets will normally be invested in securities rated CCC or lower by S&P or Caa or lower by Moody's.

Columbia Marsico          Long-term growth of capital. The Fund invests primarily in equity      Columbia Management
Growth Fund,              securities of large-capitalization companies that are selected for     Advisors, LLC (advisor);
Variable Series           their  growth potential. It generally holds a core position of         Marsico Capital Management,
                          between 35 and 50 common stocks. It may hold up to 25% of its          LLC (sub-advisor)
                          assets in foreign securities.

Columbia Marsico          Long-term growth of capital. The Fund normally invests at least 65%    Columbia Management
International             of its assets in common stocks of foreign companies. While the Fund    Advisors, LLC (advisor);
Opportunities Fund,       may invest in companies of any size, it focuses on large companies.    Marsico Capital Management,
Variable Series           These companies are selected for their long-term growth potential.     LLC (sub-advisor)
                          The Fund normally invests in issuers from at least three different countries not including the United States and generally holds a core position of 35 to 50 common stocks. The Fund may invest in common stocks of companies operating in emerging markets.


--------------------------------------------------------------------------------
19 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN              INVESTMENT OBJECTIVES AND POLICIES                                     INVESTMENT ADVISER
----------------------    --------------------------------------------------------------------   -------------------------------
Credit Suisse Trust -     Total return. Invests in commodity-linked derivative instruments       Credit Suisse Asset
Commodity Return          backed by a portfolio of fixed-income securities. The portfolio        Management, LLC
Strategy Portfolio        invests in commodity-linked derivative instruments, such as commodity-linked notes, swap agreements, commodity options, futures and options on futures that provide exposure to the investment returns of the commodities markets without investing directly in physical commodities.

Eaton Vance VT            High level of current income. Non-diversified mutual fund that         Eaton Vance Management
Floating-Rate             normally invests primarily in senior floating rate loans
Income Fund               ("Senior Loans"). Senior Loans typically are of below investment grade quality and have below investment grade credit ratings, which ratings are associated with having high risk, speculative
                          characteristics. Investments are actively managed, and may be bought or sold on a daily basis (although loans are generally held until repaid). The investment adviser's staff monitors the credit quality of the Fund holdings, as well as other investments that are available. The Fund may invest up to 25% of its total assets in foreign securities and may engage in certain hedging transactions.

Evergreen VA              Long-term capital growth, with modest income as a secondary            Evergreen Investment
International Equity      objective. The Fund seeks to achieve its goal by investing primarily   Management Company, LLC
Fund - Class 2            in equity securities issued by established, quality non-U.S.
                          companies located in countries with developed markets and may purchase securities across all market capitalizations. The Fund may also invest in emerging markets.

Fidelity(R) VIP           Seeks long-term capital appreciation. Normally invests primarily in    Fidelity Management &
Contrafund(R) Portfolio   common stocks. Invests in securities of companies whose value it       Research Company (FMR),
Service Class 2           believes is not fully recognized by the public. Invests in either      investment manager;
                          "growth" stocks or "value" stocks or both. The fund invests in         FMR U.K. and FMR Far East,
                          domestic and foreign issuers.                                          sub-investment advisers.

Fidelity(R) VIP           Seeks high total return through a combination of current income and    FMR, investment manager;
Growth & Income           capital appreciation. Normally invests a majority of assets in common  FMR U.K., FMR Far East,
Portfolio Service         stocks with a focus on those that pay current dividends and show       sub-investment advisers.
Class 2                   potential for capital appreciation. May invest in bonds, including lower-quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation. Invests in domestic and foreign issuers. The
                          Fund invests in either "growth" stocks or "value" stocks or both.

Fidelity(R) VIP           Mid Cap Long-term growth of capital. Normally invests primarily in     FMR, investment manager;
Portfolio Service         common stocks. Normally invests at least 80% of assets in securities   FMR U.K., FMR Far East,
Class 2                   of companies of with medium market capitalizations. May invest in sub-investment advisers. companies with smaller or larger market capitalizations. Invests in domestic and foreign issuers. The Fund invests in either "growth" or "value" common stocks or both.

Fidelity(R) VIP Overseas  Long-term growth of capital. Normally invests primarily in common      FMR, investment manager;
Portfolio Service         stocks of foreign securities. Normally invests at least 80% of         FMR U.K., FMR Far East,
Class 2                   assets in non-U.S. securities.                                         Fidelity International Investment
                                                                                                 Advisors (FIIA) and FIIA U.K.,
                                                                                                 sub-investment advisers.


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20 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT
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


INVESTING IN              INVESTMENT OBJECTIVES AND POLICIES                                     INVESTMENT ADVISER
----------------------    --------------------------------------------------------------------   -------------------------------
FTVIPT Franklin Real      Seeks capital appreciation, with current income as a secondary goal.   Franklin Advisers, Inc.
Estate Fund - Class 2     The Fund normally invests at least 80% of its net assets in investments of companies operating in the real estate sector.

FTVIPT Franklin Small     Seeks long-term total return. The Fund normally invests at least       Franklin Advisory Services,
Cap Value Securities      80% of its net assets in investments of small capitalization           LLC
Fund - Class 2            companies, and normally invests predominantly in equity securities.
                          For this Fund, small-capitalization companies are those with market capitalization values not exceeding $2.5 billion, at the time of purchase. The Fund invests mainly in equity securities of companies that the manager believes are undervalued.

FTVIPT Mutual Shares      Seeks capital appreciation, with income as a secondary goal.           Franklin Mutual Advisers, LLC
Securities Fund -         The Fund normally invests mainly in equity securities that the
Class 2                   manager believes are undervalued. Fund normally invests
                          primarily in undervalued stocks and to a lesser
                          extent in risk arbitrage securities and distressed companies.

Goldman Sachs VIT         Seeks long-term capital appreciation. The Fund invests, under normal   Goldman Sachs Asset
Mid Cap Value Fund        circumstances, at least 80% of its net assets plus any borrowings for  Management, L.P.
                          investment purposes (measured at time of purchase) ("Net Assets")
                          in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the
                          Russell Midcap(R) Value Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell Midcap(R)
                          Value Index is currently between $276 million and $14.9 billion.
                          Although the Fund will invest primarily in publicly traded U.S.
                          securities, it may invest up to 25% of its Net Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may invest in the aggregate up to 20% of its Net Assets in companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap(R) Value Index at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations.

Goldman Sachs VIT         The Fund seeks long-term growth of capital and dividend income.        Goldman Sachs Asset
Structured U.S. Equity    The Fund invests, under normal circumstances, at least 90% of its      Management, L.P.
Fund                      total assets (not including securities lending collateral and any
(previously Goldman       investment of that collateral) measured at time of purchase
Sachs VIT CORE U.S.       ("Total Assets") in a diversified portfolio of equity investments
Equity                    in U.S. issuers, including foreign companies that are traded in
CORE is a registered      the United States. However, it is currently anticipated that,
service mark of           under normal circumstances, the Fund will invest at least 95% of
Goldman, Sachs & Co.      its net assets plus any borrowings for investment purposes
                          (measured at the time of purchase) in such equity investments. The
                          Fund's investments are selected using both a variety of
                          quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the
                          S&P 500 Index. The Fund seeks a broad representation in most major sectors of the U.S. economy and a portfolio consisting of
                          companies with average long-term earnings growth expectations and dividend yields. The Fund is not required to limit its investments to securities in the S&P 500 Index. The Fund's investments in fixed-income securities are limited to securities that are considered cash equivalents.


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21 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT
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


INVESTING IN              INVESTMENT OBJECTIVES AND POLICIES                                     INVESTMENT ADVISER
----------------------    --------------------------------------------------------------------   -------------------------------
Lazard Retirement         Long-term capital appreciation. Invests primarily in equity            Lazard Asset Management, LLC
International Equity      securities, principally common stocks, of relatively large non-U.S.
Portfolio                 companies with market capitalizations in the range of the Morgan
                          Stanley Capital International (MSCI) Europe, Australia and Far
                          East (EAFE(R)) Index that the Investment Manager
                          believes are undervalued based on their earnings,
                          cash flow or asset values.

Legg Mason Partners       Long-term growth of capital. The fund invests, under normal            Salomon Brothers Asset
Variable Small Cap        circumstances, at least 80% of its assets in equity securities         Management Inc., a subsidiary
Growth Portfolio,         of companies with small market capitalizations and                     of Citigroup Inc.
Class II                  related investments.

(previously Salomon
Brothers Small Cap
Growth Fund, Class II)

MFS(R) Investors          Long-term growth of capital and future income. Invests at least        MFS Investment Management(R)
Growth Stock Series -     80% of its net assets in stocks and related securities of
Service Class             companies which MFS(R) believes offer better than average prospects for long-term growth.

MFS(R) New Discovery      Capital appreciation. Invests at least 65% of its net assets in        MFS Investment Management(R)
Series - Service Class    equity securities of emerging growth companies.

MFS(R) Total              Return Above-average income consistent with the prudent employment     MFS Investment Management(R)
Series - Service Class    of capital, with growth of capital and income as a secondary objective. Invests primarily in a combination of equity and fixed income securities.

MFS(R) Utilities Series   Capital growth and current income. Invests primarily in equity         MFS Investment Management(R)
Service Class             and debt securities of domestic and foreign companies in the utilities industry.

Neuberger Berman          Long-term growth of capital. The Fund invests mainly in foreign        Neuberger Berman
Advisers Management       companies of any size, including companies in developed and            Management Inc.
Trust International       emerging industrialized markets. The Fund defines a foreign company
Portfolio (Class S)       as one that is organized outside of the United States and conducts the majority of its business abroad. The Fund seeks to
                          reduce risk by diversifying among many industries.
                          Although it has the flexibility to invest a
                          significant portion of its assets in one country
                          or region, it generally intends to remain
                          well-diversified across countries and geographical
                          regions.

Oppenheimer Global        Long-term capital appreciation. Invests mainly in common stocks of     OppenheimerFunds, Inc.
Securities Fund/VA,       U.S. and foreign issuers that are "growth-type" companies, cyclical
Service Shares            industries and special situations that are considered to have appreciation possibilities.

Oppenheimer Main          Seeks capital appreciation. Invests mainly in common stocks of small-  OppenheimerFunds, Inc.
Street Small Cap          capitalization U.S. companies that the fund's investment manager
Fund/VA,                  believes have favorable business trends or prospects.
Service Shares


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22 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT
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


INVESTING IN              INVESTMENT OBJECTIVES AND POLICIES                                     INVESTMENT ADVISER
----------------------    --------------------------------------------------------------------   -------------------------------
Oppenheimer Strategic     High level of current income principally derived from interest on      OppenheimerFunds, Inc.
Bond Fund/VA,             debt securities. Invests mainly in three market sectors: debt
Service Shares            securities of foreign governments and companies, U.S. government securities and lower-rated high yield securities of U.S. and foreign companies.

PIMCO VIT All Asset       Seeks maximum real return consistent with preservation of real         Pacific Investment Management
Portfolio, Advisor        capital and prudent investment management period. The Portfolio        Company LLC
Share Class               seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in
                          Institutional Class shares of the PIMCO Funds, an
                          affiliated open-end investment company, except the
                          All Asset and All Asset All Authority Funds
                          ("Underlying Funds"). Though it is anticipated
                          that the Portfolio will not currently invest in
                          the European StockPLUS(R) TR Strategy, Far East
                          (ex-Japan) StocksPLUS(R) TR Strategy, Japanese
                          StocksPLUS(R) TR Strategy, StocksPLUS(R)
                          Municipal-Backed and StocksPLUS(R) TR Short
                          Strategy Funds, the Portfolio may invest in these
                          Funds in the future, without shareholder approval,
                          at the discretion of the Portfolio's asset
                          allocation sub-adviser.

Putnam VT Health          Seeks capital appreciation. The fund pursues its goal by investing     Putnam Investment
Sciences Fund - Class     mainly in common stocks of companies in the health sciences            Management, LLC
IB Shares                 industries, with a focus on growth stocks. Under normal
                          circumstances, the fund invests at least 80% of
                          its net assets in securities of (a) companies that
                          derive at least 50% of their assets, revenues or
                          profits from the pharmaceutical, health care
                          services, applied research and development and
                          medical equipment and supplies industries, or (b)
                          companies Putnam Management thinks have the
                          potential for growth as a result of their
                          particular products, technology, patents or other
                          market advantages in the health sciences
                          industries.

Putnam VT                 Seeks capital appreciation. The fund pursues its goal by investing     Putnam Investment
International Equity      mainly in common stocks of companies outside the United States that    Management, LLC
Fund - Class IB Shares    Putnam Management believes have favorable investment potential.
                          Under normal circumstances, the fund invests at
                          least 80% of its net assets in equity investments.

Putnam VT Vista           Seeks capital appreciation. The fund pursues its goal by investing     Putnam Investment
Fund - Class IB Shares    mainly in common stocks of U.S. companies, with a focus on             Management, LLC
                          growth stocks.

RiverSource Variable      Maximum total investment return through a combination of capital       RiverSource Investments
Portfolio - Balanced      growth and current income. Invests primarily in a combination of
Fund                      common and preferred stocks, bonds and other debt securities. Under normal market conditions, at least 50% of the Fund's total assets are invested in common stocks and no less than 25% of the Fund's total assets are invested in debt securities. The Fund may invest up to 25% of its total assets in foreign investments.

RiverSource Variable      Maximum current income consistent with liquidity and stability of      RiverSource Investments
Portfolio - Cash          principal. Invests primarily in money market instruments, such as
Management Fund           marketable debt obligations issued by corporations or the U.S.
                          government or its agencies, bank certificates of deposit, bankers'
                          acceptances, letters of credit, and commercial paper, including asset-backed commercial paper.



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23 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT
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


INVESTING IN              INVESTMENT OBJECTIVES AND POLICIES                                     INVESTMENT ADVISER
----------------------    --------------------------------------------------------------------   -------------------------------
RiverSource Variable      High total return through current income and capital appreciation.     RiverSource Investments
Portfolio -               Under normal market conditions, the Fund invests at least 80% of its
Core Bond Fund            net assets in  bonds and other debt securities. Although the Fund is not an index fund, it invests primarily in securities like those included in the Lehman Brothers Aggregate Bond Index ("the
                          Index"), which are investment grade and denominated in U.S.
                          dollars. The Index includes securities issued by the U.S.
                          government, corporate bonds, and mortgage- and asset-backed securities. The Fund will not invest in securities rated below investment grade, although it may hold securities that have been downgraded.

RiverSource Variable      High level of current income while attempting to conserve the value    RiverSource Investments
Portfolio - Diversified   of the investment and continuing a high level of income for the
Bond Fund                 longest period of time. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds and other debt securities. At least 50% of the Fund's net assets will be invested in securities like those included in the Lehman Brothers Aggregate
                          Bond Index (Index), which are investment grade and denominated in
                          U.S. dollars. The Index includes securities issued by the U.S.
                          government, corporate bonds, and mortgage- and asset-backed securities. Although the Fund emphasizes high- and medium-quality debt securities, it will assume some credit risk to achieve higher yield and/or capital appreciation by buying lower-quality (junk)
                          bonds.

RiverSource Variable      High level of current income and, as a secondary goal, steady growth   RiverSource Investments
Portfolio - Diversified   of capital. Under normal market conditions, the Fund invests at least
Equity Income Fund        80% of its net assets in dividend-paying common and preferred stocks.

RiverSource Variable      Long-term capital growth. The Fund's assets are primarily invested     RiverSource Investments,
Portfolio - Emerging      in equity securities of emerging market companies. Under normal        adviser; Threadneedle
Markets Fund              market conditions, at least 80% of the Fund's net assets will be       International Limited, an
                          invested in securities of companies that are located in emerging       indirect wholly-owned subsidiary
                          market countries, or that earn 50% or more of their total revenues     of Ameriprise Financial,
                          from goods and services produced in emerging market countries or       subadviser.
                          from sales made in emerging market countries.

RiverSource Variable      Long-term capital growth. The Fund's assets are primarily invested in  RiverSource Investments
Portfolio - Fundamental   in equity securities of U.S. companies. Under normal market
Value Fund                conditions, the Fund's net assets will be invested primarily in companies with market capitalizations of at least $5 billion.

RiverSource Variable      High total return through income and growth of capital.                RiverSource Investments
Portfolio - Global        Non-diversified mutual fund that invests primarily in debt
Bond Fund                 obligations of U.S. and foreign issuers (which may include issuers located in emerging markets). Under normal market conditions, the
                          Fund invests at least 80% of its net assets in investment-grade corporate or government debt obligations including money market instruments of issuers located in at least three different countries.


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24 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT
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


INVESTING IN              INVESTMENT OBJECTIVES AND POLICIES                                     INVESTMENT ADVISER
----------------------    --------------------------------------------------------------------   -------------------------------
RiverSource Variable      Total return that exceeds the rate of inflation over the long-term.    RiverSource Investments
Portfolio - Global        Non-diversified mutual fund that, under normal market conditions,
Inflation Protected       invests at least 80% of its net assets in inflation-protected debt
Securities Fund           securities. These securities include inflation-indexed bonds of varying maturities issued by U.S. and foreign governments, their agencies or instrumentalities, and corporations.

RiverSource Variable      Long-term capital growth. Invests primarily in common stocks and       RiverSource Investments
Portfolio - Growth        securities convertible into common stocks that appear to offer
Fund                      growth opportunities. These growth opportunities could result from new management, market developments, or technological superiority.
                          The Fund may invest up to 25% of its total assets in foreign investments.

RiverSource Variable      High current income, with capital growth as a secondary objective.     RiverSource Investments
Portfolio - High Yield    Under normal market conditions, the Fund invests at least 80% of its
Bond Fund                 net assets in high-yielding, high-risk corporate bonds (junk bonds)
                          issued by U.S. and foreign companies and governments.

RiverSource Variable      High total return through current income and capital appreciation.     RiverSource Investments
Portfolio - Income        Under normal market conditions, invests primarily in
Opportunities Fund        income-producing debt securities with an emphasis on the higher rated segment of the high-yield (junk bond) market. The Fund will purchase only securities rated B or above, or unrated securities believed to be of the same quality. If a security falls below a B rating, the Fund may continue to hold the security.

RiverSource Variable      Capital appreciation. Invests primarily in equity securities of        RiverSource Investments,
Portfolio -               foreign issuers that offer strong growth potential. The Fund may       adviser; Threadneedle
International             invest in developed and in emerging markets.                           International Limited, an indirect
Opportunity Fund                                                                                 wholly-owned subsidiary of
                                                                                                 Ameriprise Financial,
                                                                                                 subadviser.

RiverSource Variable      Capital appreciation. Under normal market conditions, the Fund         RiverSource Investments
Portfolio - Large Cap     invests at least 80% of its net assets in equity securities of
Equity Fund               companies with market capitalization greater than $5 billion at the time of purchase.

RiverSource Variable      Long-term growth of capital. Under normal market conditions, the       RiverSource Investments
Portfolio - Large Cap     Fund invests at least 80% of its net assets in equity securities of
Value Fund                companies with a market capitalization greater than $5 billion.
                          The Fund may also invest in income-producing equity securities and preferred stocks.

RiverSource Variable      Growth of capital. Under normal market conditions, the Fund invests    RiverSource Investments
Portfolio - Mid Cap       at least 80% of its net assets in equity securities of mid
Growth                    capitalization Fund companies. The investment manager defines mid-cap companies as those whose market capitalization (number of shares outstanding multiplied by the share price) falls within the range of the Russell Midcap(R) Growth Index.


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25 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT
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


INVESTING IN              INVESTMENT OBJECTIVES AND POLICIES                                     INVESTMENT ADVISER
----------------------    --------------------------------------------------------------------   -------------------------------
RiverSource Variable      Under normal circumstances, the Fund invests at least 80% of its       RiverSource Investments
Portfolio - Mid Cap       net assets (including the amount of any borrowings for investment
Value Fund                purposes) in equity securities of medium-sized companies.
                          Medium-sized companies are those whose market capitalizations at the time of purchase fall within the range of the Russell
                          Midcap(R) Value Index.

RiverSource Variable      Long-term capital appreciation. The Fund seeks to provide investment   RiverSource Investments
Portfolio - S&P 500       results that correspond to the total return (the combination of
Index Fund                appreciation and income) of large-capitalization stocks of
                          U.S. companies. The Fund invests in common stocks included in the
                          Standard & Poor's 500 Composite Stock Price Index (S&P 500).
                          The S&P 500 is made up primarily of large-capitalization companies that represent a broad spectrum of the U.S. economy.

RiverSource Variable      Long-term growth of capital. Invests primarily in common stocks,       RiverSource Investments,
Portfolio -               preferred stocks and securities convertible into common stocks that    adviser; GAMCO Investors, Inc.,
Select Value Fund         are listed on a nationally recognized securities exchange or           subadviser
                          traded on the NASDAQ National Market System of the National
                          Association of Securities Dealers. The Fund invests in mid-cap companies as well as companies with larger and smaller market capitalizations.

RiverSource Variable      A high level of current income and safety of principal consistent      RiverSource Investments
Portfolio - Short         with an investment in U.S. government and government agency
Duration U.S.             securities. Under normal market conditions, at least 80% of the
Government Fund           Fund's net assets are invested in securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities.

RiverSource Variable      Long-term capital growth. Under normal market conditions, at least     RiverSource Investments,
Portfolio - Small Cap     80% of the Fund's net assets are invested in equity securities of      adviser; Kenwood Capital
Advanced Fund             companies with market capitalization of up to $2 billion or that       Management LLC, subadviser
                          fall within the range of the Russell 2000(R) Index at the time of investment.

RiverSource Variable      Long-term capital appreciation. Invests primarily in equity            RiverSource Investments,
Portfolio - Small Cap     securities. Under normal market conditions, at least 80% of the        adviser; River Road Asset
Value Fund                Fund's net assets will be invested in small cap companies with         Management, LLC,
                          market capitalization, at the time of investment, of up to $2.5        Donald Smith & Co., Inc.,
                          billion or that fall within the range of the Russell 2000(R) Value     Franklin Portfolio Associates
                          Index.                                                                 LLC and Barrow, Hanley,
                                                                                                 Mewhinney & Strauss, Inc.,
                                                                                                 subadvisers.

Van Kampen Life           Capital growth and income through investments in equity securities,    Van Kampen Asset Management
Investment Trust          including common stocks, preferred stocks and securities convertible
Comstock Portfolio,       into common and preferred stocks.
Class II Shares


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26 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT
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


INVESTING IN               INVESTMENT OBJECTIVES AND POLICIES                                      INVESTMENT ADVISER
---------------------      ---------------------------------------------------------------------   -----------------------------
Van Kampen UIF             Current income and capital appreciation. Invests primarily in equity    Morgan Stanley Investment
Global Real Estate         securities of companies in the real estate industry located             Management Inc., doing
Portfolio,                 throughout the world, including real estate operating companies,        business as Van Kampen,
Class II Shares            real estate investment trusts and foreign real estate companies.        adviser; Morgan Stanley
                                                                                                   Investment Management and
                                                                                                   Morgan Stanley Investment
                                                                                                   Management Company,
                                                                                                   sub-adviser

Van Kampen UIF Mid         Long-term capital growth. Invests primarily in growth-oriented equity   Morgan Stanley Investment
Cap Growth Portfolio,      securities of U.S. mid cap companies and foreign companies,             Management Inc., doing
Class II Shares            including emerging market securities.                                   business as Van Kampen

Wanger International       Long-term growth of capital. Invests primarily in stocks of companies   Columbia Wanger Asset
Small Cap                  based outside the U.S. with market capitalizations of less than         Management, L.P.
                           $5 billion at time of initial purchase.

Wanger U.S. Smaller        Long-term growth of capital. Invests primarily in stocks of small-      Columbia Wanger Asset
Companies                  and medium-size U.S. companies with market capitalizations of less      Management, L.P.
                           than $5 billion at time of initial purchase.

Wells Fargo Advantage      Seeks long-term capital appreciation. We invest in equity securities    Wells Fargo Funds Management,
VT Opportunity Fund        of medium-capitalization companies that we believe are under-priced     LLC, adviser; Wells Capital
                           yet, have attractive growth prospects.                                  Management Incorporated,
                                                                                                   subadviser.

Wells Fargo Advantage      Long-term capital appreciation. Focus is on companies believed to       Wells Fargo Funds Management,
VT Small Cap               have above-average growth potential or that may be involved in new      LLC, adviser; Wells Capital
Growth Fund                or innovative products, services and processes. Invests principally     Management Incorporated,
                           in securities of companies with market capitalizations equal to or      subadviser.
                           lower than the company with the largest market capitalization in the Russell 2000 Index, which is considered a small capitalization index that is expected to change frequently.


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27 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT
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


GUARANTEE PERIOD ACCOUNTS (GPAs)

The GPAs may not be available for contracts in some states. GPAs are not available if either the Withdrawal Benefit, Accumulation Benefit or PN rider is selected.


Currently, unless an asset allocation program is in effect, you may allocate purchase payments and purchase payment credits to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The required minimum investment in each GPA is $1,000. (Exception: if a model portfolio includes one or more GPAs, the required minimum does not apply.) These accounts are not offered after annuity payouts begin. Some states also restrict the amount you can allocate to these accounts.

Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA. The GPA interests under the contracts are registered with the SEC. The SEC staff reviews the disclosures in this prospectus on the GPA interests.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (future rates).

We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns earned on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing IDS Life annuities, product design, competition and IDS Life's revenues and other expenses. Interest rates offered may vary by state, but will not be lower than state law allows. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.

We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Minnesota Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.


We intend to construct and manage the investment portfolio relating to the separate account using a strategy known as "immunization." Immunization seeks to lock in a defined return on the pool of assets versus the pool of liabilities over a specified time horizon. Since the return on the assets versus the liabilities is locked in, it is "immune" to any potential fluctuations in interest rates during the given time. We achieve immunization by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is essentially equal to the price duration of the corresponding portfolio of liabilities. Portfolio immunization provides us with flexibility and efficiency in creating and managing the asset portfolio, while still assuring safety and soundness for funding liability obligations.


We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:

- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

- Debt instruments that are unrated, but which are deemed by IDS Life to have an investment quality within the four highest grades;

- Other debt instruments which are unrated or rated below investment grade, limited to 15% of assets at the time of purchase; and

- Real estate mortgages, limited to 30% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Minnesota and other state insurance laws.

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28 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT
PLUS VARIABLE ANNUITY -- PROSPECTUS

MARKET VALUE ADJUSTMENT (MVA)

We will not apply an MVA to contract value you transfer or surrender out of the GPAs within 30 days before the end of the guarantee period. During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value to a GPA of another length, transfer the contract value to any of the subaccounts or the fixed account, or surrender the contract value (subject to applicable surrender provisions). If we do not receive any instructions at the end of your guarantee period, our current practice is to automatically transfer the contract value to the one year GPA. Any new GPA, whether it is one you choose or an automatic transfer to a one year GPA, will be subject to an MVA as described below.

We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or surrenders from the GPAs prior to 30 days before the end of the guarantee period (30-day rule). At all other times, and unless one of the exceptions to the 30-day rule described below applies, we will apply an MVA if you surrender or transfer contract value from a GPA including withdrawals under the Withdrawal Benefit rider, or you elect an annuity payout plan while you have contract value invested in a GPA. We will refer to these transactions as "early surrenders." The application of an MVA may result in either a gain or loss of principal.

The 30-day rule does not apply and no MVA will apply to:

-    death benefits;

-    amounts surrendered for fees and charges;

- amounts surrendered under contract provisions that waive surrender charges for Hospital or Nursing Home Confinement and Terminal Illness Disability Diagnosis;

- amounts surrendered from the GPA within 30 days prior to the end of the Guarantee Period;


- automatic rebalancing under any asset allocation model portfolio which includes one or more GPAs. However, an MVA will apply if you reallocate to a new asset allocation model portfolio; and


- amounts applied to an annuity payout plan while an asset allocation model including one or more GPAs in in effect.

When you request an early surrender, we adjust the early surrender amount by an MVA formula. The early surrender amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.


The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the surrender, the time remaining in your guarantee period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. This is summarized in the following table:


          IF YOUR GPA RATE IS:                      THE MVA IS:
  Less than the new GPA rate + 0.10%                  Negative
  Equal to the new GPA rate + 0.10%                   Zero
  Greater than the new GPA rate + 0.10%               Positive

For an example, see Appendix A.

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29 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT
PLUS VARIABLE ANNUITY -- PROSPECTUS

THE FIXED ACCOUNT

Unless an asset allocation program is in effect, you also may allocate purchase payments and purchase payment credits or transfer contract value to the fixed account. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the fixed account increases as we credit interest to the account. Purchase payments and transfers to the fixed account become part of our general account. We credit and compound interest daily based on a 365-day year so as to produce the annual effective rate which we declare. We do not credit interest on leap days (Feb. 29). The interest rate we apply to each purchase payment or transfer to the fixed account is guaranteed for one year. Thereafter, we will change the rates from time to time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing IDS Life annuities, product design, competition, and IDS Life's revenues and expenses. We reserve the right to limit purchase payment allocations to the fixed account if the interest rate we are then currently crediting to the fixed account is equal to the minimum interest rate stated in the contract.


Interests in the fixed account are not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account. Disclosures regarding the fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. (See "Making the Most of Your Contract -- Transfer policies" for restrictions on transfers involving the fixed account.)

THE SPECIAL DCA ACCOUNT

You also may allocate purchase payments and purchase payment credits to the Special DCA account, when available. The Special DCA account is available for promotional purposes for new purchase payments only and may not be available at all times.* We back the principal and interest guarantees relating to the Special DCA account. These guarantees are based on the continued claims-paying ability of the company. The value of the Special DCA account increases as we credit interest to the account. Purchase payments to the Special DCA account become part of our general account. We credit and compound interest daily based on a 365-day year so as to produce the annual effective rate which we declare. We do not credit interest on leap days (Feb. 29). The interest rate we apply to each purchase payment is guaranteed for the period of time money remains in the Special DCA account. The rates credited to the Special DCA account will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing IDS Life annuities, product design, competition, and IDS Life's revenues and expenses.

Interests in the Special DCA account are not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the Special DCA account. Disclosures regarding the Special DCA account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. (See "Making the Most of Your Contract -- Special Dollar Cost Averaging Program" for more information on the Special DCA account.)

* For contracts purchased in Oregon the Special DCA account is available at all times.

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30 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT
PLUS VARIABLE ANNUITY -- PROSPECTUS

BUYING YOUR CONTRACT

You can fill out an application and send it along with your initial purchase payment to our home office. As the owner, you have all rights and may receive all benefits under the contract. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract if you are 90 or younger.

When you apply, you may select among the following (if available in your state):

- GPAs(1), the fixed account, subaccounts and/or the special DCA account(2) in which you want to invest;

-    how you want to make purchase payments;

-    a beneficiary;

- under RAVA Advantage Plus, the length of the surrender charge period (seven or ten years)(3);


-    the optional PN Program;


-    the following optional death benefits:


     -    ROPP Death Benefit(4);

     -    MAV Death Benefit(4);

     -    5-Year MAV Death Benefit(4);

     -    EEB Death Benefit(4);


     -    EEP Death Benefit(4); and

- one of the following optional living benefits that require the use of an asset allocation program:


     -    Accumulation Benefit rider(5); or


     -    Withdrawal Benefit(5).

(1) GPAs are not available if the Withdrawal Benefit or Accumulation Benefit riders are selected.

(2) The Special DCA account may not be available for new purchase payments at all times.

(3) The ten-year surrender charge schedule under RAVA Advantage Plus is not available for contracts issued in Oregon. In Connecticut and Utah, the ten-year surrender charge schedule is 8% for years 0-2, 7% for year 3 and declining by 1% each year thereafter until it is 0% for years 10+. For contracts issued in Alabama, Massachusetts, Oregon and Washington, we waive surrender charges after the tenth contract anniversary.

(4) You may select any one of the ROPP, MAV, 5-Year MAV, EEB or EEP riders or certain combinations thereof. You may select the MAV and either the EEB or the EEP. You may select the 5-Year MAV and either the EEB or the EEP. You cannot select both the EEB and EEP. You cannot select both the MAV and 5-Year MAV. The MAV, EEB, EEP and 5-Year MAV are only available if you are 75 or younger at the rider effective date. EEP is only available on contracts purchased through a transfer or exchange. ROPP is only available if you are 76 or older at the rider effective date. ROPP is included in the standard death benefit if you are 75 or younger.


(5) You may select either the Accumulation Benefit or the Withdrawal Benefit rider. The Withdrawal Benefit is available if you are 80 or younger at the rider effective date and age 60 to 80 if the contract is a TSA. The Accumulation Benefit is available if you are 80 or younger at the rider effective date.


The contract provides for allocation of purchase payments and purchase payment credits to the subaccounts of the variable account, to the GPAs, to the fixed account and/or to the Special DCA account (when available) in even 1% increments subject to the $1,000 required minimum investment for the GPAs. There may be certain restrictions on the amount you may allocate to the fixed account. (See "Purchase Payments.")


If your application is complete, we will process it and apply your purchase payment and purchase payment credits to the GPAs, the fixed account, the Special DCA account (when available) and/or subaccounts you selected within two business days after we receive it at our home office. If we accept your application, we will send you a contract. If your application is not complete, you must give us the information to complete it within five business days. If we cannot accept your application within five business days, we will decline it and return your payment unless you specifically ask us to keep the payment and apply it once your application is complete.


We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our home office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our home office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

THE SETTLEMENT DATE

Annuity payouts are scheduled to begin on the settlement date. When we process your application, we will establish the settlement date as the maximum age (or contract anniversary, if applicable) for nonqualified annuities and Roth IRAs and the date specified below for qualified annuities. You can also select a date within the maximum limits. Your selected date can align with your actual retirement from a job, or it can be a different date, depending on your needs and goals and on certain restrictions. You also can change the settlement date, provided you send us written instructions at least 30 days before annuity payouts begin.

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31 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT
PLUS VARIABLE ANNUITY -- PROSPECTUS

FOR NONQUALIFIED ANNUITIES AND ROTH IRAs, the settlement date must be:

-    no earlier than the 60th day after the contract's effective date; and

- no later than your 85th birthday or the tenth contract anniversary, if purchased after age 75.

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAs, to comply with IRS regulations, the settlement date generally must be:

- for IRAs, by April 1 of the year following the calendar year when you reach age 70 1/2; or

- for all other qualified annuities, by April 1 of the year following the calendar year when you reach age 70 1/2, or, if later, retire (except that 5% business owners may not select a settlement date that is later than April 1 of the year following the calendar year when they reach age
     70 1/2).

If you satisfy your RMDs in the form of partial surrenders from this contract, annuity payouts can start as late as your 85th birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for these contracts.

BENEFICIARY

If death benefits become payable before the settlement date while the contract is in force and before annuity payouts begin, we will pay your named beneficiary all or part of the contract value. If there is no named beneficiary, then you or your estate will be the beneficiary. (See "Benefits in Case of Death" for more about beneficiaries.)

PURCHASE PAYMENTS

MINIMUM ALLOWABLE PURCHASE PAYMENTS*

If paying by installments under a scheduled payment plan:

     $23.08 biweekly, or

     $50 per month

                                                          RAVA ADVANTAGE PLUS      RAVA SELECT PLUS
If paying by any other method:

     initial payment for qualified annuities                            $1,000                $ 2,000

     initial payment for nonqualified annuities                          2,000                 10,000

     for any additional payments                                            50                     50

* RAVA ADVANTAGE PLUS AND RAVA SELECT PLUS BAND 3 ANNUITIES SOLD TO INDIVIDUALS OTHER THAN ADVISORS AND EMPLOYEES: Require a minimum $1,000,000 initial purchase payment and home office approval. Contracts already approved may make payments in subsequent years up to $100,000 if your age on the effective date of the contract is age 85 or younger and $50,000 if your age on the effective date of the contract is age 86 to 90.

MAXIMUM ALLOWABLE PURCHASE PAYMENTS** (without home office approval) based on your age on the effective date of the contract:

                                                          RAVA ADVANTAGE PLUS       RAVA SELECT PLUS
For the first year:

     through age 85                                                   $999,999***            $999,999***

     for ages 86 to 90                                                 100,000                100,000

For each subsequent year:

     through age 85                                                    100,000                100,000

     for ages 86 to 90                                                  50,000                 50,000

** Installments must total at least $600 in the first year. If you do not make any purchase payments for 24 months, and your previous payments total $600 or less, we have the right to give you 30 days' written notice and pay you the total value of your contract in a lump sum. This right does not apply to contracts in New Jersey.

*** These limits apply in total to all IDS Life annuities you own. We reserve the right to increase maximum limits. For qualified annuities the tax-deferred retirement plan's or the Code's limits on annual contributions also apply. We also reserve the right to limit the cumulative amount of purchase payments for contracts with the Withdrawal Benefit rider, subject to state restrictions.


Purchase payment amounts and purchase payment timing may vary by state and may be limited under the terms of your contract.

We reserve the right to not accept purchase payments allocated to the fixed account for twelve months following either:


1.   a partial surrender from the fixed account; or

2.   a lump sum transfer from the fixed account to a subaccount.

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32 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT
PLUS VARIABLE ANNUITY -- PROSPECTUS

HOW TO MAKE PURCHASE PAYMENTS

1 BY LETTER

Send your check along with your name and contract number to:

IDS LIFE INSURANCE COMPANY
70200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

2 BY SCHEDULED PAYMENT PLAN

We can help you set up:

- an automatic payroll deduction, salary reduction or other group billing arrangement; or

-    a bank authorization.

PURCHASE PAYMENT CREDITS

FOR RAVA ADVANTAGE PLUS: we add a credit to your contract in the amount of:

-    1% of each purchase payment received:

     -- if you elect the ten-year surrender charge schedule for your contract* and the initial purchase payment is under $100,000; or

     -- if you elect the seven-year surrender charge schedule for your contract and your initial purchase payment to the contract is at least $100,000 but less than $1,000,000.

- 2% of each purchase payment received if you elect the ten-year surrender charge schedule for your contract* and your initial purchase payment to the contract is at least $100,000 but less than $1,000,000.

FOR RAVA ADVANTAGE PLUS - BAND 3: we add a credit to your contract in the amount of:

-    2% of each purchase payment received:

     -- if you elect the seven-year surrender charge schedule for your contract.


-    3% of each purchase payment received:


     -- if you elect the ten-year surrender charge schedule for your contract*.

Surrender charges under RAVA Advantage Plus and RAVA Advantage Plus - Band 3 may be higher and longer than those for contracts that do not have purchase payment credits. The amount of the credits may be more than offset by the additional charges associated with them. Because of higher charges, there could be circumstances where you may be worse off purchasing one of these contracts with the credits than purchasing other contracts. All things being equal (such as fund performance and availability), this may occur if you select the ten-year surrender charge and you make a full surrender in years five through ten. We pay for the credits under RAVA Advantage Plus and RAVA Advantage Plus - Band 3 primarily through revenue from a higher and longer surrender charge schedule and through lower costs associated with larger sized contracts, including lower compensation paid on the sales of these contracts.

FOR RAVA SELECT PLUS: we add a credit to your contract in the amount of 1% of each purchase payment received in the first contract year if your initial purchase payment to the contract is at least $250,000 but less than $1,000,000.

FOR RAVA SELECT PLUS - BAND 3: we add a credit to your contract in the amount of 2% of each purchase payment received in the first contract year.

Expenses under RAVA Select Plus and RAVA Select Plus - Band 3 may be higher than those for contracts that do not have purchase payment credits. The amount of the credits may be more than offset by the additional charges associated with them. Because of higher charges, you may be worse off purchasing one of these contracts with the credits than purchasing other contracts. We pay for the credits under RAVA Select Plus and RAVA Select Plus - Band 3 primarily through lower costs associated with larger sized contracts, including lower compensation paid on the sales of these contracts.

We fund all credits from our general account. We do not consider credits to be "investments" for income tax purposes. (See "Taxes.")

We allocate each credit to your contract value when the applicable purchase payment is applied to your contract value. We allocate such credits to your contract value according to allocation instructions in effect for your purchase payments.

We will reverse credits from the contract value for any purchase payment that is not honored. The amount returned to you under the free look provision also will not include any credits applied to your contract. (See "The Contract in Brief - Free look period.")

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33 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT
PLUS VARIABLE ANNUITY -- PROSPECTUS

We will assess a charge, similar to a surrender charge, equal to the amount of the purchase payment credits to the extent a death benefit, surrender payment, or settlement under an annuity payout plan includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; (2) a request for surrender charge waiver due to Nursing Home Confinement or Terminal Illness Disability Diagnosis; or (3) your settlement of the contract under an annuity payout plan.* The amount we pay to you under these circumstances will always equal or exceed your surrender value.


We reserve the right to increase the amount of the credit for certain groups of contract owners. The increase will not be greater than 8% of total net purchase payments. We would pay for increases in credit amounts primarily through reduced expenses expected from such groups.


* The ten-year surrender charge under RAVA Advantage Plus and RAVA Advantage Plus - Band 3 is not available in Oregon. Contracts purchased in Oregon are only eligible for a 1% purchase payment credit if the initial purchase payment is at least $100,000. For contracts purchased in Oregon, we will assess a charge, similar to a surrender charge, equal to the amount of the purchase payment credits to the extent a death benefit includes purchase payment credits applied within twelve months preceding the date of death that results in a lump sum death benefit under this contract only.


CHARGES

CONTRACT ADMINISTRATIVE CHARGE

We charge this fee for establishing and maintaining your records. Currently, we deduct $30 from your contract value on your contract anniversary at the end of each contract year. We prorate this charge among the subaccounts and the fixed account in the same proportion your interest in each account bears to your total contract value, less amounts invested in the GPAs and the Special DCA account. The contract administrative charge is only deducted from GPAs and any Special DCA account if insufficient amounts are available in the fixed account and the subaccounts. We reserve the right to increase this charge after the first contract anniversary to a maximum of $50.*


We will waive $30 of this charge when your contract value, or total purchase payments less any payments surrendered, is $50,000 or more on the current contract anniversary.


If you surrender your contract, we will deduct the full charge at the time of surrender regardless of the contract value or purchase payments made. This charge does not apply after annuity payouts begin or when we pay death benefits.

* In certain states and for certain contracts we have waived our right to increase the contract administrative charge.

MORTALITY AND EXPENSE RISK FEE

We charge this fee daily to the subaccounts. The unit values of your subaccounts reflect this fee, which is a percentage of their average daily net assets, on an annual basis as follows:

                                 RAVA ADVANTAGE PLUS       RAVA SELECT PLUS
For nonqualified annuities                       0.95%                   1.20%

For qualified annuities                          0.75%                   1.00%

For Band 3 annuities                             0.55%                   0.75%

This fee covers the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. This fee does not apply to the GPAs, the fixed account or the Special DCA account.

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner lives and no matter how long our entire group of owners live. If, as a group, owners outlive the life expectancy we assumed in our actuarial tables, we must take money from our general assets to meet our obligations. If, as a group, owners do not live as long as expected, we could profit from the mortality risk fee.


Expense risk arises because we cannot increase the contract administrative charge more than $20.00 per contract and this charge may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.


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34 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT
PLUS VARIABLE ANNUITY -- PROSPECTUS

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the surrender charge, discussed in the following paragraphs, will cover sales and distribution expenses.

SURRENDER CHARGE

If you surrender all or part of your contract, you may be subject to a surrender charge. For RAVA Advantage Plus, a surrender charge applies if all or part of the surrender amount is from purchase payments we received within seven or ten years before surrender. You select the surrender charge period at the time of your application for the contract. For RAVA Select Plus, a surrender charge applies if you surrender all or part of your purchase payments in the first three contract years. The surrender charge percentages that apply to you are shown in your contract.

You may surrender an amount during any contract year without a surrender charge. We call this amount the Total Free Amount (TFA). The TFA varies depending on whether your contract includes the Withdrawal Benefit rider:

CONTRACTS WITHOUT WITHDRAWAL BENEFIT RIDER

The TFA is the greater of:

-    10% of the contract value on the prior contract anniversary*; and

-    current contract earnings.

CONTRACTS WITH WITHDRAWAL BENEFIT RIDER

The TFA is the greatest of:

-    10% of the contract value on the prior contract anniversary*;

-    current contract earnings; and

-    the Remaining Benefit Payment.

* We consider your purchase payment and any purchase payment credit applied on the first day payments are received to be the prior contract anniversary's contract value during the first contract year.

NOTE: We determine current contract earnings by looking at the entire contract value, not the earnings of any particular subaccount, GPA, the fixed account or the Special DCA account.

Amounts surrendered in excess of the TFA may be subject to a surrender charge as described below.

SURRENDER CHARGE UNDER RAVA ADVANTAGE PLUS:

For purposes of calculating any surrender charge under RAVA Advantage Plus, we treat amounts surrendered from your contract value in the following order:

1.  First, we surrender the TFA. We do not assess a surrender charge on the TFA.

2. Next we surrender purchase payments received prior to the surrender charge period you selected and shown in your contract. We do not assess a surrender charge on these purchase payments.

3. Finally, if necessary, we surrender purchase payments received that are still within the surrender charge period you selected and shown in your contract. We surrender these payments on a first-in, first-out (FIFO) basis. We do assess a surrender charge on these payments.

We determine your surrender charge by multiplying each of your payments surrendered by the applicable surrender charge percentage, and then adding the total surrender charges.

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35 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT
PLUS VARIABLE ANNUITY -- PROSPECTUS

The surrender charge percentage depends on the number of years since you made the payments that are surrendered, depending on the schedule you selected*:

               SEVEN-YEAR SCHEDULE                             TEN-YEAR SCHEDULE*
   NUMBER OF COMPLETED                                NUMBER OF COMPLETED
 YEARS FROM DATE OF EACH      SURRENDER CHARGE      YEARS FROM DATE OF EACH   SURRENDER CHARGE
      PURCHASE PAYMENT          PERCENTAGE             PURCHASE PAYMENT          PERCENTAGE
            0                       7%                         0                    8%

            1                       7                          1                    8

            2                       7                          2                    8

            3                       6                          3                    7

            4                       5                          4                    7

            5                       4                          5                    6

            6                       2                          6                    5

            7+                      0                          7                    4

                                                               8                    3

                                                               9                    2

                                                              10+                   0

* The ten-year surrender charge schedule under RAVA Advantage Plus is not available in Oregon. In Connecticut and Utah, the ten-year surrender charge schedule is 8% for years 0-2, 7% for year 3 and declining by 1% each year thereafter until it is 0% for years 10+. For contracts issued in Alabama, Massachusetts, Oregon and Washington, we waive surrender charges after the tenth contract anniversary.


SURRENDER CHARGE UNDER RAVA SELECT PLUS (EXCEPT TEXAS):


For purposes of calculating any surrender charge under RAVA Select Plus, we treat amounts surrendered from your contract value in the following order:

1. First, we surrender the TFA. We do not assess a surrender charge on the TFA.

2. Next, if necessary, we surrender purchase payments. We do assess a surrender charge on these payments during the first three contract years as follows:

                    CONTRACT YEAR          SURRENDER CHARGE PERCENTAGE
                          1                           7%

                          2                           7

                          3                           7

                          Thereafter                  0

SURRENDER CHARGE UNDER RAVA SELECT PLUS IN TEXAS:

For purposes of calculating any surrender charge under RAVA Select Plus in Texas, we treat amounts surrendered from your contract value in the following order:

1. First, we surrender the TFA. We do not assess a surrender charge on the TFA.

2. Next, if necessary, we surrender purchase payments. We surrender amounts from the oldest purchase payments first. We do assess a surrender charge on these payments during the first three contract years as follows:

                                                        SURRENDER CHARGE PERCENTAGE
                                             (AS A PERCENTAGE OF PURCHASE PAYMENTS SURRENDERED)
                                                            IN CONTRACT YEAR
  PAYMENTS MADE IN CONTRACT YEAR              1             2             3        THEREAFTER
               1                              8%            7%            6%           0%

               2                                            8             7            0

               3                                                          8            0

               Thereafter                                                              0

PARTIAL SURRENDERS:

For a partial surrender that is subject to a surrender charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable surrender charge.

For an example, see Appendix B.

--------------------------------------------------------------------------------
36 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

SURRENDER CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a surrender. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% if the assumed investment rate is 3.5% and 6.67% if the assumed investment rate is 5%. The surrender charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.

WAIVER OF SURRENDER CHARGES

We do not assess surrender charges for:

-    surrenders of any contract earnings;

- surrenders of amounts totaling up to 10% of the contract value on the prior contract anniversary to the extent it exceeds contract earnings;

- if you elected the Withdrawal Benefit rider, your contract's Guaranteed Benefit Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;

- amounts surrendered after the tenth contract anniversary in Alabama, Massachusetts, Washington and Oregon;

- required minimum distributions from a qualified annuity provided the amount is no greater than the RMD amount calculated under your specific contract, currently in force;

- contracts settled using an annuity payout plan*, unless an Annuity Payout Plan E is later surrendered;

-    amounts we refund to you during the free look period*;

-    death benefits*;


- surrenders you make under your contract's "Waiver of Surrender Charges for Hospital or Nursing Home Confinement" provision*. To the extent permitted by state law, this provision applies when you are under age 76 on the date that we issue the contract. Under this provision, we will waive surrender charges that we normally assess upon full or partial surrender. You must provide proof satisfactory to us that, as of the date you request the surrender, you or your spouse are confined to a nursing home or hospital and have been for the prior 60 days and the confinement began after the contract date. (See your contract for additional conditions and restrictions on this waiver.); and


- surrenders you make under your contract's "Waiver of Surrender Charges for Terminal Illness Disability Diagnosis" provision.* To the extent permitted by state law, this provision applies when you are under age 76 on the date we issue the contract. Under this provision, we will waive surrender charges that we normally assess for surrenders you make if you are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of a licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed. (See your contract for additional conditions and restrictions on this waiver.)

* However, we will reverse certain purchase payment credits. (See "Buying your contract -- Purchase payment credits.")


OTHER INFORMATION ON CHARGES: Ameriprise Financial, Inc. makes certain custodial services available to some profit sharing, money purchase and target benefit plans funded by our annuities. Fees for these services start at $30 per calendar year per participant. Ameriprise Financial, Inc. will charge a termination fee for owners under age 59 1/2 (fee waived in case of death or disability).


POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate certain charges such as the contract administrative and surrender charges. However, we expect this to occur infrequently.

ACCUMULATION BENEFIT RIDER FEE

We charge a fee for this optional feature only if you select it.(1) If selected, we deduct an annual fee of 0.60% of the greater of your contract value or the minimum contract accumulation value on your contract anniversary. We prorate this fee among the subaccounts and the fixed account (if applicable) in the same proportion as your interest in each bears to your total contract value, less any amounts invested in the Special DCA account. Such fee is only deducted from any Special DCA account if insufficient amounts are available in the fixed account and the subaccounts. The fee will only be deducted from the subaccounts in Washington. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect the Accumulation Benefit rider, you may not cancel it and the fee will continue to be deducted through the end of the waiting period or when annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee.

Currently, the Accumulation Benefit rider charge does not vary with the model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider fee for each model portfolio for new contract holders. The Accumulation Benefit rider fee will not exceed a maximum charge of 2.50%.

--------------------------------------------------------------------------------
37 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

We will not change the Accumulation Benefit rider charge after the rider effective date unless:

(a) you choose the annual Elective Step Up after we have exercised our rights to increase the rider charge;

(b) you change your model portfolio after we have exercised our rights to increase the rider charge;

(c) you change your model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.


If you elect to change your model portfolio after we have exercised our right to increase the fee we charge for this rider, or after we have exercised our right to establish fees for this rider which vary by model portfolio, the increase in fees we charge for this rider will become effective on the contract anniversary following your change of model portfolio. Any model portfolio changes on the contract anniversary will have the new charge effective on that contract anniversary. Also, in the event you change your model portfolio twice in the same contract year (see "Asset Allocation Program" and "Portfolio Navigator Asset Allocation Program"), the fee we charge for this rider will be the greatest fee applicable to any model portfolio which you have selected during the contract year.


If you choose the Elective Step Up or change your model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your model portfolio. For Elective Step Ups, this change will be in effect for the entire contract year.

(1) Available if you are 80 or younger at the rider effective date. You must select a model portfolio with this rider (see "Portfolio Navigator Asset Allocation Program"). Not available with Withdrawal Benefit.


WITHDRAWAL BENEFIT RIDER FEE


THIS FEE INFORMATION APPLIES TO BOTH RIDER A AND RIDER B (SEE "OPTIONAL BENEFITS").

We charge a fee for this optional feature only if you select it.(1) If selected, we deduct an annual fee of 0.60% of your contract value on your contract anniversary. We prorate this fee among the subaccounts and the fixed account (if applicable) in the same proportion as your interest in each bears to your total contract value, less any amounts invested in the GPAs and in the Special DCA account. Such fee is only deducted from GPAs and any Special DCA account if insufficient amounts are available in the fixed account and the subaccounts. The fee will only be deducted from the subaccounts in Washington. We will modify this prorated approach to comply with state regulations where necessary.


(1) Available if you are 80 or younger at the rider effective date and age 60 to 80 if the contract is a TSA. You must select a model portfolio with this rider (see "Asset Allocation Program" and "Portfolio Navigator Asset Allocation Program").


Once you elect the Withdrawal Benefit, you may not cancel it and the fee will continue to be deducted until the contract is terminated or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the Withdrawal Benefit fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the Remaining Benefit Amount (RBA) goes to zero but the contract value has not been depleted, you will continue to be charged.

We reserve the right to change the fee for this rider up to a maximum of 2.50% for new contract owners. However, any change to the rider fee will only apply to existing contract owners if:

(a) you choose the annual Elective Step Up after we have exercised our rights to increase the rider charge;

(b) you change your model portfolio after we have exercised our rights to increase the rider charge;

(c) you change your model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

We reserve the right to charge a fee that varies by the model portfolio selected.

If you elect to change your model portfolio after we have exercised our right to increase the fee we charge for this rider, or after we have exercised our right to establish fees for this rider which vary by model portfolio, the increase in fees we charge for this rider will become effective on the contract anniversary following your change of model portfolio. Any model portfolio changes on the contract anniversary will have the new charge effective on that contract anniversary. Also, in the event you change your model portfolio twice in the same contract year (see "Asset Allocation Program" and "Portfolio Navigator Asset Allocation Program"), the fee we charge for this rider will be the greatest fee applicable to any model portfolio which you have selected during the contract year.

If you choose an Elective Step up, you will pay the fee we then charge. If you choose an Elective Step up on the first contract anniversary, any increase in fees we charge for this rider for the Step up will not become effective until the third contract year. In the event of more than one change in model portfolio and/or an Elective Step up occurring in the same contract year, the fees we charge for this rider will be the highest fee applicable to any of these changes.

--------------------------------------------------------------------------------
38 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

ROPP RIDER FEE

We charge a fee for this optional feature only if you select it.(1) If selected, we deduct an annual fee of 0.20% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the subaccounts and fixed account in the same proportion your interest in each account bears to your total contract value, less amounts invested in the GPAs and the Special DCA account. Such fee is only deducted from GPAs and any Special DCA account if insufficient amounts are available in the fixed account and the subaccounts. In this case, we prorate the fee among all accounts in the same proportion your interest in each account bears to your total contract value. We reserve the right to increase the fee for this rider after the tenth rider anniversary to a maximum of 0.30%.

If the contract is terminated for any reason, we will deduct the charge at that time, adjusted for the number of calendar days coverage was in effect during the year.

(1) Available if you are 76 or older at the rider effective date. ROPP is included in the standard death benefit if you are age 75 or younger on the contract effective date at no additional cost. May not be available in all states.

MAV RIDER FEE

We charge a fee for this optional feature only if you select it.(2) If selected, we deduct an annual fee of 0.25% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the subaccounts and fixed account in the same proportion your interest in each account bears to your total contract value, less amounts invested in the GPAs and the Special DCA account. Such fee is only deducted from GPAs and any Special DCA account if insufficient amounts are available in the fixed account and the subaccounts. In this case, we prorate the fee among all accounts in the same proportion your interest in each account bears to your total contract value. We reserve the right to increase the fee for this rider after the tenth rider anniversary to a maximum of 0.35%.

If the contract is terminated for any reason, we will deduct the charge at that time, adjusted for the number of calendar days coverage was in effect during the year.

(2) Available if you are 75 or younger at the rider effective date. Not available with 5-Year MAV. May not be available in all states.

5-YEAR MAV RIDER FEE

We charge a fee for this optional feature only if you select it.(3) If selected, we deduct an annual fee of 0.10% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the subaccounts and fixed account in the same proportion your interest in each account bears to your total contract value, less amounts invested in the GPAs and the Special DCA account. Such fee is only deducted from GPAs and any Special DCA account if insufficient amounts are available in the fixed account and the subaccounts. In this case, we prorate the fee among all accounts in the same proportion your interest in each account bears to your total contract value. We reserve the right to increase the fee for this rider after the tenth rider anniversary to a maximum of 0.20%.

If the contract is terminated for any reason, we will deduct the charge at that time, adjusted for the number of calendar days coverage was in effect during the year.

(3) Available if you are 75 or younger at the rider effective date. Not available with MAV. May not be available in all states.

EEB RIDER FEE

We charge a fee for this optional feature only if you select it.(4) If selected, we deduct an annual fee of 0.30% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the subaccounts and fixed accounts in the same proportion your interest in each account bears to your total contract value, less amounts invested in the GPAs and the Special DCA account. Such fee is only deducted from GPAs and any Special DCA account if insufficient amounts are available in the fixed account and the subaccounts. In this case, we prorate the fee among all accounts in the same proportion your interest in each account bears to your total contract value. We reserve the right to increase the fee for this rider after the tenth rider anniversary to a maximum of 0.40%.

If the contract is terminated for any reason, we will deduct the charge at that time, adjusted for the number of calendar days coverage was in effect during the year.

(4) Available if you are 75 or younger at the rider effective date. Not available with EEP. May not be available in all states.

--------------------------------------------------------------------------------
39 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

EEP RIDER FEE

We charge a fee for this optional feature only if you select it.(5) If selected, we deduct an annual fee of 0.40% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the subaccounts and fixed accounts in the same proportion your interest in each account bears to your total contract value, less amounts invested in the GPAs and the Special DCA account. Such fee is only deducted from GPAs and any Special DCA account if insufficient amounts are available in the fixed account and the subaccounts. In this case, we prorate the fee among all accounts in the same proportion your interest in each account bears to your total contract value. We reserve the right to increase the fee for this rider after the tenth rider anniversary to a maximum of 0.50%.

If the contract is terminated for any reason, we will deduct the charge at that time, adjusted for the number of calendar days coverage was in effect during the year.

(5) Available if you are 75 or younger at the rider effective date. Not available with EEB. May not be available in all states. EEP is only available on contracts purchased through a direct transfer or exchange of another annuity or a life insurance policy.

RIDER COMBINATION DISCOUNT

A fee discount of 0.05% applies if you purchase 5-Year MAV with either EEB or EEP. A fee discount of 0.10% applies if you purchase MAV with either EEB or EEP.

PN RIDER FEE

We charge a fee for this optional feature only if you select it.(6) This fee covers our internal administrative costs for providing this service. A portion of this fee is paid to an unaffiliated third party service provider for the design and maintenance of the program (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program"). If selected, we deduct an annual fee of 0.10% of your contract value excluding amounts allocated to the Special DCA account, on your contract anniversary at the end of each contract year. We prorate this fee among the subaccounts and the fixed account less any excluded accounts in the same proportion your interest in each account bears to your total contract value, less any excluded accounts (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program"). The fee will only be deducted from the subaccounts in Washington. We reserve the right to increase the fee for this rider after the tenth rider anniversary to a maximum of 0.20%.

If we allow you to add the rider other than on a contract anniversary, we reserve the right to adjust the rider fee for the number of calendar days coverage was in place. If the rider terminates for any reason other than on a contract anniversary, we reserve the right to deduct this fee at that time and adjust it for the number of calendar days coverage was in place. If you choose to drop this rider on an anniversary, we will deduct this fee on that anniversary. This fee does not apply after annuity payouts begin.

(6) We do not charge this fee and you may not discontinue your participation if you are required to participate in the PN program because you purchased an optional Accumulation Benefit or Withdrawal Benefit rider.


FUND FEES AND EXPENSES

There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (see "Annual Operating Expenses of the Funds").

PREMIUM TAXES


Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was sold. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you surrender your contract.

--------------------------------------------------------------------------------
40 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPA

We value the amounts you allocate to the GPA directly in dollars. The GPA value equals:

- the sum of your purchase payments and purchase payment credits allocated to the GPA;

- plus any amounts transferred to the GPA from the fixed account or subaccounts;

-    plus interest credited;

- minus any amounts transferred from the GPA to the fixed account or any subaccount;

-    minus any amounts deducted for charges or surrenders;

-    plus or minus any applicable MVA; and/or

- minus any remaining portion of fees where the values of the fixed account and the subaccounts are insufficient to cover those fees.

FIXED ACCOUNT

We value the amounts you allocate to the fixed account directly in dollars. The fixed account value equals:

- the sum of your purchase payments and purchase payment credits and transfer amounts allocated to the fixed account;

-    plus interest credited;

- minus the sum of amounts surrendered (including any applicable surrender charges) and amounts transferred out;

-    minus any prorated portion of the contract administrative charge;

-    minus any prorated portion of the ROPP rider fee (if selected);

-    minus any prorated portion of the MAV rider fee (if selected);

-    minus any prorated portion of the 5-Year MAV rider fee (if selected);

-    minus any prorated portion of the EEB rider fee (if selected);

-    minus any prorated portion of the EEP rider fee (if selected);

- minus any prorated portion of the Accumulation Benefit rider fee (if selected)*;

- minus any prorated portion of the Withdrawal Benefit rider fee (if selected)*; and

-    minus any prorated portion of the PN rider fee (if selected)*.

* The fee can only be deducted from the subaccounts in Washington.

SPECIAL DCA ACCOUNT

We value the amounts you allocate to the Special DCA account directly in dollars. The Special DCA account value equals:

- the sum of your purchase payments and purchase payment credits allocated to the Special DCA account;

-    plus interest credited;

- minus the sum of amounts surrendered (including any applicable surrender charges);

-    minus amounts transferred out; and

- minus any remaining portion of fees where the values of the fixed account and the subaccounts are insufficient to cover those fees.

SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits to a subaccount, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial surrender, transfer amounts out of a subaccount, or we assess a contract administrative charge, a surrender charge or fee for any optional riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses. Here is how we calculate accumulation unit values:

--------------------------------------------------------------------------------
41 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

NUMBER OF UNITS: to calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: the current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

-    dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

-    additional purchase payments you allocate to the subaccounts;

-    any purchase payment credits allocated to the subaccounts;

-    transfers into or out of the subaccounts;

-    partial surrenders;

-    surrender charges;

and a deduction of:

-    a prorated portion of the contract administrative charge;

-    a prorated portion of the ROPP rider fee (if selected);

-    a prorated portion of the MAV rider fee (if selected);

-    a prorated portion of the 5-Year MAV rider fee (if selected);

-    a prorated portion of the EEB rider fee (if selected);

-    a prorated portion of the EEP rider fee (if selected);

-    a prorated portion of the Accumulation Benefit rider fee (if selected);

-    a prorated portion of the Withdrawal Benefit rider fee (if selected);
     and/or

-    a prorated portion of the PN rider fee (if selected).

Accumulation unit values will fluctuate due to:

-    changes in fund net asset value;

-    fund dividends distributed to the subaccounts;

-    fund capital gains or losses;

-    fund operating expenses; and/or

-    mortality and expense risk fees.

--------------------------------------------------------------------------------
42 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING


Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). Automated transfers from the fixed account to the subaccounts under automated dollar-cost averaging may not exceed an amount that, if continued, would deplete the fixed account within 12 months. For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the fixed account to one or more subaccounts. You may not set up an automated transfer to or from the GPAs. You may not set up an automated transfer to the fixed account or the Special DCA account. You may not set up an automated transfer if the Withdrawal Benefit, Accumulation Benefit or PN is selected. There is no charge for dollar-cost averaging.


This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                                            NUMBER
                                                              AMOUNT      ACCUMULATION     OF UNITS
                                                MONTH        INVESTED      UNIT VALUE      PURCHASED
By investing an equal number                     Jan      $     100      $     20            5.00
of dollars each month ...
                                                 Feb            100            18            5.56

you automatically buy                            Mar            100            17            5.88
more units when the
per unit market price is low ... ---------->     Apr            100            15            6.67

                                                 May            100            16            6.25

                                                June            100            18            5.56

                                                July            100            17            5.88

and fewer units                                  Aug            100            19            5.26
when the per unit
market price is high ...         ---------->    Sept            100            21            4.76

                                                 Oct            100            20            5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your sales representative.

--------------------------------------------------------------------------------
43 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

SPECIAL DOLLAR-COST AVERAGING (SPECIAL DCA) PROGRAM

If your purchase payment is at least $10,000, you can choose to participate in the Special DCA program (if available). There is no charge for the Special DCA program. Under the Special DCA program, you can allocate a new purchase payment and any applicable purchase payment credit to a six-month Special DCA account according to the following rules:

- You may only allocate a new purchase payment of at least $10,000 to a Special DCA account.

-    You cannot transfer existing contract values into a Special DCA account.


- Each Special DCA arrangement consists of six monthly transfers that begin seven days after we receive your purchase payment.


- We make monthly transfers of your Special DCA account value into the subaccounts you select.

- You may not use the fixed account or the Special DCA account as a destination for the Special DCA monthly transfer. (Exception: if an asset allocation program is in effect, and the model portfolio you have selected includes the fixed account, amounts will be transferred from the Special DCA account to the fixed account according to the allocation percentage established for the model portfolio you have selected.)

- We will change the interest rate on each Special DCA account from time to time at our discretion based on factors that include the competition and the interest rate we are crediting to the fixed account at the time of the change.

- We credit each Special DCA account with the current guaranteed annual rate that is in effect on the date we receive your purchase payment. However, we credit this annual rate over the length of the Special DCA arrangement on the balance remaining in your Special DCA account. Therefore, the net effective interest rate you receive is less than the stated annual rate.

- We do not credit this interest after we transfer the value out of the Special DCA account into the accounts you selected.

- Once you establish a Special DCA account, you cannot allocate additional purchase payments to it. However, you may establish another new Special DCA account (if available on the valuation date we receive your payment) and allocate new purchase payments to it.


- Funding from multiple sources are treated as individual purchase payments and a new Special DCA account is opened for each payment (if the Special DCA accounts are available on the valuation date we receive your payment).


- You may terminate your participation in the Special DCA program at any time. If you do, we will transfer the remaining balance from your Special DCA account to the fixed account. Interest will be credited according to the rates in effect on the fixed account and not the rate that was in effect on the Special DCA account. (Exception: if an asset allocation program is in effect when you elect to end your participation in the Special DCA program, and the asset allocation program does not end at the same time, we will transfer the remaining balance to the model portfolio which is in effect).

- We can modify the terms or discontinue the Special DCA program at any time. Any modifications will not affect any purchase payments that are already in a Special DCA account. For more information on the Special DCA program, contact your sales representative.

The Special DCA program does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

ASSET REBALANCING

You can ask us in writing to have the variable subaccount portion of your contract value allocated according to the percentages (in whole percentage amounts ) that you choose. We automatically will rebalance the variable subaccount portion of your contract value either quarterly, semi-annually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the GPAs, fixed account or the Special DCA account. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing or by any other method acceptable to us, to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your sales representative.

Different rules apply to asset rebalancing under an asset allocation program (see "Asset Allocation Program" and "Portfolio Navigator Asset Allocation Program" below).

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ASSET ALLOCATION PROGRAM

If you purchased an optional Withdrawal Benefit rider, you are required to participate in our asset allocation program under the terms of the rider. The asset allocation program is only available if you purchased the optional Withdrawal Benefit rider. There is no additional charge for the asset allocation program.

This asset allocation program allows you to allocate your contract value to a model portfolio that consists of subaccounts and may include the fixed account and certain GPAs, (if available under the asset allocation program) which represent various asset classes. By spreading your contract value among these various asset classes, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will occur.


Asset allocation does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall. You are responsible for determining which model portfolio is best for you. Your sales representative can help you make this determination. In addition, your sales representative may provide you with a questionnaire, a tool that can help you determine which model portfolio is suited to your needs based on factors such as your investment goals, your tolerance for risk, and how long you intend to invest.


Currently, there are five model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. You are allowed to request a change to another model portfolio twice per contract year. Each model portfolio specifies allocation percentages to each of the subaccounts, the fixed account and/or any GPAs that make up that model portfolio. By participating in the program, you authorize us to invest your contract value in the subaccounts, the fixed account and/or any GPAs (if included) according to the allocation percentages stated for the specific model portfolio you have selected. You also authorize us to automatically rebalance your contract value quarterly in order to maintain alignment with the allocation percentages specified in the model portfolio.

Special rules will apply to the GPAs if they are included in a model portfolio. Under these rules:

- no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA will apply if you elect to transfer to a new model portfolio);


- no MVA will apply if you reallocate your contract value according to an updated model portfolio; and


- no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio (see "Guarantee Period Accounts -- Market Value Adjustment").

If you initially allocate qualifying purchase payments and applicable purchase payment credits to the Special DCA account, when available, (see "The Special DCA Account") and you are participating in the asset allocation program, we will make monthly transfers from the Special DCA account into the model portfolio you have chosen.

You may not discontinue your participation in the asset allocation program; however, you have the right at all times to make a full surrender of your contract value (see "Surrenders").

Because the Withdrawal Benefit rider requires that your contract value be invested in one of the model portfolios for the life of the contract, and you cannot terminate the Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full surrender if you no longer wish to participate in any of the model portfolios. Surrender charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE WITHDRAWAL BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN ONE OF THE MODEL PORTFOLIOS FOR THE LIFE OF THE CONTRACT.

Under the asset allocation program, the subaccounts, the fixed account and/or any GPAs (if included) that make up the model portfolio you selected and the allocation percentages to those subaccounts, the fixed account and/or any GPAs (if included) will not change unless we adjust the composition of the model portfolio to reflect the liquidation, substitution or merger of an underlying fund, a change of investment objective by an underlying fund or when an underlying fund stops selling its shares to the variable account. We reserve the right to change the terms and conditions of the asset allocation program upon written notice to you.

If permitted under applicable securities law, we reserve the right to:

- reallocate your current model portfolio to an updated version of your current model portfolio; or

-    substitute a fund of funds for your current model portfolio.

We also reserve the right to discontinue the asset allocation program. We will give you 30 days' written notice of any such change.

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PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM


The Portfolio Navigator Asset Allocation Program (PN program) described in this section replaces the previously offered asset allocation program described above for owners of all contracts purchased on or after Nov. 1, 2005 and for contract owners who choose to move from the previously offered asset allocation program to the PN program or who add the PN program on or after Nov. 1, 2005. The PN program is available for nonqualified annuities and for qualified annuities except under 401(k) and 401(a) plans.

The PN program allows you to allocate your contract value to a PN program model portfolio that consists of subaccounts, each of which invests in a fund with a particular investment objective (underlying fund), and may include the fixed account and certain GPAs (if available under the PN program) that represent various asset classes (allocation options). The PN program also allows you to periodically update your model portfolio or transfer to a new model portfolio. You are required to participate in the PN program if your contract includes an optional Accumulation Benefit rider or Withdrawal Benefit rider. If your contract does not include one of these riders, you also may participate in the PN program by purchasing a separate optional rider for an additional charge. You should review any PN program information, including the terms of the PN program, carefully. Your sales representative can provide you with additional information and can answer questions you may have on the PN program.

SERVICE PROVIDERS TO THE PN PROGRAM. RiverSource Investments, LLC, an affiliate of ours, serves as non-discretionary investment adviser for the PN program solely in connection with the development of the model portfolios and periodic updates of the model portfolios. In this regard, RiverSource Investments enters into an investment advisory agreement with each contract owner participating in the PN program. In its role as investment adviser to the PN program, RiverSource Investments relies upon the recommendations of a third party service provider. In developing and updating the model portfolios, RiverSource Investments reviews the recommendations, and the third party's rationale for the recommendations, with the third party service provider. RiverSource Investments also conducts periodic due diligence and provides ongoing oversight with respect to the process utilized by the third party service provider. For more information on RiverSource Investments' role as investment adviser for the PN program, please see the Portfolio Navigator Asset Allocation Program Investment Adviser Disclosure Document, which is based on Part II of RiverSource Investment's Form ADV, the SEC investment adviser registration form. The Disclosure Document is delivered to contract owners at the time they enroll in the PN program.

Currently, the PN program model portfolios are designed and periodically updated for RiverSource Investments by Morningstar Associates, LLC, a registered investment adviser and wholly-owned subsidiary of Morningstar, Inc. RiverSource Investments may replace Morningstar Associates and may hire additional firms to assist with the development and periodic updates of the model portfolios in the future. Also, RiverSource Investments may elect to develop and periodically update the model portfolios without the assistance of a third party service provider.


The criteria used in developing and updating the model portfolios do not guarantee or predict future performance. Neither Morningstar Associates nor RiverSource Investments, in connection with their respective roles, provides any individualized investment advice to contract owners regarding the application of a particular model portfolio to his or her circumstances. Contract owners are solely responsible for determining whether any model portfolio is appropriate.

We identify to Morningstar Associates the universe of allocation options that can be included in the model portfolios and, in limited circumstances, underlying funds of such allocation options (the universe of allocation options). The universe of allocation options may not include all allocation options available under your contract. We may modify from time to time such universe of allocation options. These modifications may reflect instructions from, or respond to actions taken by, any party making an allocation option available to us. For example, we may modify the universe of allocation options in response to the liquidation, merger or other closure of a fund. Once we identify this universe of allocation options to Morningstar Associates, neither RiverSource Investments, nor any of its affiliates, including us, dictates to Morningstar Associates the number of allocation options that should be included in a model portfolio, the percentage that any allocation option represents in a model portfolio, or whether a particular allocation option may be included in a model portfolio.

In identifying the universe of allocation options, we and our affiliates, including RiverSource Investments, are subject to competing interests that may influence the allocation options we propose. These competing interests involve compensation that RiverSource Investments or its affiliates may receive as the investment adviser to the RiverSource Variable Portfolio Funds and certain allocation options as well as compensation we or an affiliate of ours may receive for providing services in connection with the RiverSource Variable Portfolio Funds and such allocation options or their underlying funds. These competing interests also involve compensation we or an affiliate of ours may receive if certain funds that RiverSource Investments does not advise are included in model portfolios.

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As an affiliate of RiverSource Investments, the investment adviser to the
RiverSource Variable Portfolio Funds and certain allocation options, we may have an incentive to identify the RiverSource Variable Portfolio Funds and such allocation options for consideration as part of a model portfolio over unaffiliated funds. In addition, RiverSource Investments, in its capacity as investment adviser to the RiverSource Variable Portfolio Funds, monitors the performance of the RiverSource Variable Portfolio Funds. In this role, RiverSource Investments may, from time to time, recommend certain changes to the board of directors of the RiverSource Variable Portfolio Funds. These changes may include, but not be limited to, a change in portfolio management or fund strategy or the closure or merger of a RiverSource Variable Portfolio Fund. RiverSource Investments also may believe that certain RiverSource Variable Portfolio Funds may benefit from additional assets or could be harmed by redemptions. All of these factors may impact RiverSource Investment's view regarding the composition and allocation of a model portfolio.


RiverSource Investments' role as investment adviser to the PN program in connection with the development and updating of the model portfolios, and our identification of the universe of allocation options to Morningstar Associates for consideration, may influence the allocation of assets to or away from allocation options that are affiliated with, or managed or advised by RiverSource Investments or its affiliates.


RiverSource Investments, we or another affiliate of ours may receive higher compensation from certain unaffiliated funds that RiverSource Investments does not advise or manage. (See "Expense Summary -- Annual Operating Expenses of the Funds.") Therefore, we may have an incentive to identify these unaffiliated funds to Morningstar Associates for inclusion in the model portfolios. In addition, we or an affiliate of ours may receive higher compensation from the fixed account or certain GPAs than from other allocation options. We therefore may have an incentive to identify these allocation options to Morningstar Associates for inclusion in the model portfolios.


Some officers and employees of RiverSource Investments are also officers or employees of us or our affiliates which may be involved in, and/or benefit from, your participation in the PN program. These officers and employees may have an incentive to make recommendations, or take actions, that benefit one or more of the entities they represent, rather than participants in the PN program.


PARTICIPATING IN THE PN PROGRAM. If you choose to participate in the PN program, you are responsible for determining which model portfolio is best for you. Your sales representative can help you make this determination. In addition, your sales representative may provide you with a questionnaire, a tool to help define your investing style which is based on factors such as your investment goals, your tolerance for risk and how long you intend to invest. Your responses to the questionnaire can help determine which model portfolio most closely matches your investing style. While the scoring of the questionnaire is objective, there is no guarantee that your responses to the questionnaire accurately reflect your tolerance for risk. Similarly, there is no guarantee that the asset mix reflected in the model portfolio you select after completing the questionnaire is appropriate to your ability to withstand investment risk. Neither IDS Life nor RiverSource Investments is responsible for your decision to participate in the PN program, your selection of a specific model portfolio or your decision to change to an updated or different model portfolio.


Currently, there are five PN model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. Each model portfolio specifies allocation percentages to each of the subaccounts, the fixed account and/or any GPAs that make up that model portfolio. By participating in the PN program, you instruct us to invest your contract value in the subaccounts, the fixed account and/or any GPAs (if included) according to the allocation percentages stated for the specific model portfolio you have selected. By participating in the PN program, you also instruct us to automatically rebalance your contract value quarterly in order to maintain alignment with these allocation percentages.

Special rules apply to the GPAs if they are included in a model portfolio. Under these rules:


- no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a new model portfolio);

- no MVA will apply if you reallocate your contract value according to an updated model portfolio; and


- no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio. (See "Guarantee Period Accounts -- Market Value Adjustment.")

If you initially allocate qualifying purchase payments and applicable purchase payment credits to the Special DCA account, when available (see "The Special DCA Account"), and you are participating in the PN program, we will make monthly transfers in accordance with your instructions from the Special DCA account (and subaccounts we may choose to allow for DCA arrangements which are not part of a model portfolio -- "excluded accounts") into the model portfolio you have chosen.

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47 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT
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Each model portfolio is evaluated periodically by Morningstar Associates, which may then provide updated recommendations to RiverSource Investments. As a result, the model portfolios may be updated from time to time (typically annually) with new allocation options and allocation percentages. When these reassessments are completed and changes to the model portfolios occur, you will receive a reassessment letter. This reassessment letter will notify you that the model portfolio has been reassessed and that, unless you instruct us not to do so, your contract value, less amounts allocated to the Special DCA account, is scheduled to be reallocated according to the updated model portfolio. The reassessment letter will specify the scheduled reallocation date and will be sent to you at least 30 days prior to this date. Based on the written authorization you provided when you enrolled in the PN program, if you do not notify us otherwise, you will be deemed to have instructed us to reallocate your contract value, less amounts allocated to the Special DCA account, according to the updated model portfolio. If you do not want your contract value, less amounts allocated to the Special DCA account, to be reallocated according to the updated model portfolio, you must provide written or other authorized notification as specified in the reassessment letter.


In addition to this periodic reassessment and reallocation of the model portfolios, you may also request a change to your model portfolio up to twice per contract year by written request on an authorized form or by another method agreed to by us. Such changes include changing to a different model portfolio at any time or requesting to reallocate according to the updated version of your existing model portfolio other than according to the reassessment process described above. However, if your contract includes an optional Accumulation Benefit or Withdrawal Benefit rider and you make such change (other than a scheduled periodic reallocation), we may charge you a higher fee for your optional Accumulation Benefit or Withdrawal Benefit rider.

RISKS. Asset allocation through the PN program does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall.

By spreading your contract value among various allocation options under the PN program, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will happen. Although each model portfolio is intended to optimize returns given various levels of risk tolerance, a model portfolio may not perform as intended. A model portfolio, the allocation options and market performance may differ in the future from historical performance and from the assumptions upon which the model portfolio is based, which could cause the model portfolio to be ineffective or less effective in reducing volatility.

Investment performance of your contract value could be better or worse by participating in the PN program than if you had not participated. A model portfolio may perform better or worse than any single fund or allocation option or any other combination of funds or allocation options. The performance of a model portfolio depends on the performance of the component funds. In addition, the timing of your investment and automatic rebalancing may affect performance.

Quarterly rebalancing and periodic updating of the model portfolios can cause their component funds to incur transactional expenses to raise cash for money flowing out of the funds or to buy securities with money flowing into the funds. Moreover, a large outflow of money from the funds may increase the expenses attributable to the assets remaining in the funds. These expenses can adversely affect the performance of the relevant funds and of the model portfolios. In addition, when a particular fund needs to buy or sell securities due to quarterly rebalancing or periodic updating of a model portfolio, it may hold a large cash position. A large cash position could detract from the achievement of the fund's investment objective in a period of rising market prices; conversely, a large cash position would reduce the fund's magnitude of loss in the event of falling market prices and provide the fund with liquidity to make additional investments or to meet redemptions. (See also the description of competing interests in the section titled "Service Providers to the PN Program" above.) For additional information regarding the risks of investing in a particular fund, see that fund's prospectus.

We reserve the right to change the terms and conditions of the PN program upon written notice to you. This includes the right to offer more or fewer model portfolios and to vary the allocation options and/or allocation percentages within those model portfolios. If permitted under applicable securities law, we reserve the right to substitute a fund of funds for your current model portfolio. We also reserve the right to discontinue the PN program. We will give you 30 days' written notice of any such change.

In addition, RiverSource Investments has the right to terminate its investment advisory agreement with you upon 30 days' written notice. If RiverSource Investments terminates its investment advisory agreement with you and other participants in the PN program, we would either have to find a replacement investment adviser or terminate the PN program, unless otherwise permitted by applicable law, regulations or positions of the SEC staff.

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48 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT
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PN PROGRAM UNDER THE ACCUMULATION BENEFIT RIDER AND WITHDRAWAL BENEFIT RIDER

If you purchase the optional Accumulation Benefit rider or the optional Withdrawal Benefit rider, you are required to participate in the PN program under the terms of each rider. There is no additional charge for the PN program when used with either of these optional riders.


- ACCUMULATION BENEFIT RIDER: You cannot terminate the Accumulation Benefit rider. As long as the Accumulation Benefit rider is in effect, your contract value must be invested in one of the model portfolios. The Accumulation Benefit rider automatically ends at the end of the waiting period as does your participation in the PN program. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full surrender. Surrender charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE ACCUMULATION BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) UNTIL END OF WAITING PERIOD.


- WITHDRAWAL BENEFIT RIDER: Because the Withdrawal Benefit rider requires that your contract value be invested in one of the model portfolios for the life of the contract, and you cannot terminate the Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full surrender if you do not want to participate in any of the model portfolios. Surrender charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE WITHDRAWAL BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.

OPTIONAL PN PROGRAM RIDER


If you do not select the optional Accumulation Benefit rider or the optional Withdrawal Benefit rider with your contract, you may elect to participate in the PN program by adding the optional Portfolio Navigator Model Portfolio Rider (PN rider) to your contract for an additional charge (see "Charges").

Unless we agree otherwise, you may only add the PN rider at contract issue. You may cancel your participation in the PN program at any time by giving us written notice. However, you cannot elect to participate in the PN program again until the next contract anniversary unless we agree otherwise. If you terminate the PN rider other than on a contract anniversary, we reserve the right to deduct the PN rider fee at that time and adjust it for the number of calendar days the rider was in effect during the year. Similarly, if we discontinue the PN program, we reserve the right to deduct the PN program rider fee at that time and adjust it for the number of calendar days the rider was in effect during the year. Upon cancellation, automated rebalancing associated with the PN program will end, and there will be no additional charges for the PN rider.


You will also cancel the PN rider if you initiate transfers other than transfers to one of the current model portfolios or transfers from a Special DCA account (see "Special Dollar-Cost Averaging (Special DCA) Program") or an excluded account. Partial surrenders do not cancel the PN rider. The PN rider will terminate on the date you make a full surrender from your contract or on your settlement date.

TRANSFERRING BETWEEN ACCOUNTS

The transfer rights discussed in this section do not apply while a model portfolio is in effect.

You may transfer contract value from any one subaccount, GPAs or the fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the fixed account.

When your request to transfer will be processed depends on when we receive it:

- If we receive your transfer request at our home office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

- If we receive your transfer request at our home office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period.

We may suspend or modify transfer privileges at any time.


WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE OR LESS RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.


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Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:


- diluting the value of an investment in an underlying fund in which a subaccount invests;


- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and


- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower, too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.


IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of asset allocation or dollar-cost averaging. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of transfer request would adversely affect unit values.


If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

-    requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

-    not accepting telephone or electronic transfer requests;

-    requiring a minimum time period between each transfer;

-    not accepting transfer requests of an agent acting under power of attorney;

-    limiting the dollar amount that you may transfer at any one time; or

-    suspending the transfer privilege.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.


We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE, EXCHANGE AND REDEMPTION OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE BUT NOT BE LIMITED TO PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.


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-    Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

- Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Further the risks of market timing may be greater for underlying funds that invest in securities, such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSES TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

For information on transfers after annuity payouts begin, see "Transfer policies" below.


TRANSFER POLICIES

- Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and fixed account at any time. The amount transferred to any GPA must be at least $1,000. However, if you made a transfer from the fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the fixed account until the next contract anniversary. We reserve the right to limit transfers to the fixed account if the interest rate we are then currently crediting to the fixed account is equal to the minimum interest rate stated in the contract.

- You may transfer contract values from the fixed account to the subaccounts or the GPAs once a year during a 31-day transfer period starting on each contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the fixed account are not subject to an MVA.

     Currently, transfers out of the fixed account are limited to the greater of: a) 30% of the fixed account value at the beginning of the contract year, or b) the amount transferred out of the fixed account in the previous contract year, excluding any automated transfer amounts. If an automated dollar-cost averaging arrangement is established at contract issue, the 30% limitation does not apply to transfers made from the fixed account to the subaccounts for the duration of this initial arrangement.

- You may transfer contract values from any GPA to the subaccounts, fixed account or other GPA any time after 60 days of transfer or payment allocation into such GPA. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see "The Guarantee Period Accounts (GPAs) -- Market Value Adjustment (MVA)").

- If we receive your request within 30 days before the contract anniversary date, the transfer from the fixed account to the subaccounts will be effective on the anniversary.

- If we receive your request on or within 30 days after the contract anniversary date, the transfer from the fixed account to the subaccounts or GPAs will be effective on the valuation date we receive it.

- We will not accept requests for transfers from the fixed account at any other time.

-    You may not make a transfer to the Special DCA account.

- Once annuity payouts begin, you may not make transfers to or from the GPAs or the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, you cannot invest in more than five subaccounts at any one time unless we agree otherwise. When annuity payments begin, you must transfer all contract value out of any GPAs.

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51 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT
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HOW TO REQUEST A TRANSFER OR SURRENDER

1 BY LETTER


Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or surrender to:


IDS LIFE INSURANCE COMPANY
70100 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT

Transfers or surrenders:  $250 or entire account balance

MAXIMUM AMOUNT

Transfers or surrenders:  Contract value or entire account balance


* Failure to provide your Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.


2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL SURRENDERS


Your sales representative can help you set up automated transfers or partial surrenders among your subaccounts or fixed account (if available).


You can start or stop this service by written request or other method acceptable to us. You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers to the GPAs, the fixed account or the Special DCA account are not allowed.

- Automated transfers from the fixed account to the subaccounts under an automated dollar-cost averaging arrangement may not exceed an amount that, if continued, would deplete the fixed account within 12 months.

- Automated surrenders may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial surrenders are in effect.

- Automated partial surrenders may result in IRS taxes and penalties on all or part of the amount surrendered.

- The balance in any account from which you make an automated transfer or automated partial surrender must be sufficient to satisfy your instructions. If not, we will suspend your entire automated arrangement until the balance is adequate.

- If we must suspend your automated transfer or automated partial surrender arrangement for six months, we reserve the right to discontinue the arrangement in its entirety.

MINIMUM AMOUNT
Transfers or surrenders:    $50

MAXIMUM AMOUNT
Transfers or surrenders:    None (except for automated transfers from the
                            fixed account)

3 BY PHONE

Call between 7 a.m. and 7 p.m. Central time:
(800) 862-7919

TTY service for the hearing impaired:
(800) 285-8846

MINIMUM AMOUNT
Transfers or surrenders:    $250 or entire account balance

MAXIMUM AMOUNT
Transfers:                  Contract value or entire account balance

Surrenders:                 $100,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or surrender requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone surrender within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers or surrenders are automatically available. You may request that telephone transfers or surrenders not be authorized from your account by writing to us.

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52 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT
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SURRENDERS

You may surrender all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. We will process your surrender request on the valuation date we receive it. If we receive your surrender request at our home office before the close of business, we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request. If we receive your surrender request at our home office at or after the close of business, we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request. We may ask you to return the contract. You may have to pay contract administrative charges, surrender charges, or any applicable optional rider charges (see "Charges") and IRS taxes and penalties (see "Taxes"). You cannot make surrenders after annuity payouts begin except under Plan E (see "The Annuity Payout Period -- Annuity Payout Plans").

Any partial surrenders you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected also will be reduced. If you have elected the Withdrawal Benefit rider and your partial surrenders in any contract year exceed the permitted surrender amount under the terms of the Withdrawal Benefit rider, your benefits under the rider may be reduced (see "Optional Benefits -- Guaranteed Minimum Withdrawal Benefit"). In addition, surrenders you are required to take to satisfy the RMDs under the Code may reduce the value of certain death benefits and optional benefits (see "Taxes -- Qualified Annuities -- Required Minimum Distributions").

SURRENDER POLICIES

If you have a balance in more than one account and you request a partial surrender, we will withdraw money from all your subaccounts and/or the fixed account, in the same proportion as your value in each account correlates to your total contract value, less any GPA or Special DCA account. We will not withdraw money for a partial surrender from any GPAs or Special DCA account you may have, unless insufficient amounts are available from your subaccounts and/or fixed account. However, you may request specifically surrender from a GPA or Special DCA account. The minimum contract value after partial surrender is $600.

RECEIVING PAYMENT

1 BY REGULAR OR EXPRESS MAIL

-    payable to you;

-    mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

2 BY WIRE

-    request that payment be wired to your bank;

-    bank account must be in the same ownership as your contract; and

-    pre-authorization required.

NOTE: We will charge you a fee if you request that payment be wired to your bank. For instructions, please contact your sales representative.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

     -- the surrender amount includes a purchase payment check that has not cleared;

     -- the NYSE is closed, except for normal holiday and weekend closings;

     -- trading on the NYSE is restricted, according to SEC rules;

     -- an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

     -- the SEC permits us to delay payment for the protection of security holders.

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53 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT
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TSA -- SPECIAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

     -- you are at least age 59 1/2;

     -- you are disabled as defined in the Code;

     -- you severed employment with the employer who purchased the contract;
        or

     -- the distribution is because of your death.

- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

- If the contract has a loan provision, the right to receive a loan is described in detail in your contract. Loans will not be available if you have selected the Withdrawal Benefit or Accumulation Benefit rider.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our home office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

Please consider carefully whether or not you wish to change ownership of your nonqualified annuity if you have elected the ROPP, MAV, 5-Year MAV, EEB, EEP, Accumulation Benefit or Withdrawal Benefit. If you change ownership of your contract, we will terminate the ROPP and EEP. This includes both the EEP Part I benefits and the EEP Part II benefits. (See the description of these terms in "Optional Benefits".) In addition, the terms of the EEB, MAV and the 5-Year MAV will change due to a change of ownership. If the new owner is older than age 75, the EEB will terminate. Otherwise, the EEB will effectively "start over." We will treat the EEB as if it is issued on the day the change of ownership is made, using the attained age of the new owner as the "issue age" to determine the benefit levels. The account value on the date of the ownership change will be treated as a "purchase payment" in determining future values of "earnings at death" under the EEB. If the new owner is older than age 75, the MAV and 5-Year MAV will terminate. If the MAV or the 5-Year MAV on the date of ownership change is greater than the account value on the date of the ownership change, we will set the MAV or the 5-Year MAV equal to the account value. Otherwise, the MAV or the 5-Year MAV value will not change due to a change in ownership. The Accumulation Benefit rider and the Withdrawal Benefit rider will continue upon change of ownership. Please see the descriptions of these riders in "Optional Benefits."

The rider charges described in "Charges" will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force) for any rider that continues after a change of ownership. We reserve the right to assess charges for the number of days the rider was in force for any rider that is terminated due to a change of ownership.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in similar capacity, ownership of the contract may be transferred to the annuitant.

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54 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT
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BENEFITS IN CASE OF DEATH -- STANDARD DEATH BENEFIT

We will pay the death benefit to your beneficiary upon your death. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner. If you die before annuity payouts begin while this contract is in force, we will pay the beneficiary as follows:

If you are age 75 or younger on the date we issue the contract, the beneficiary receives the greater of:

- contract value, less any purchase payment credits subject to reversal less a pro rata portion of rider fees; or

-    purchase payments minus adjusted partial surrenders.

If you are age 76 or older on the date we issue the contract, the beneficiary receives the contract value, less any purchase payment credits subject to reversal, less a pro rata portion of rider fees.

ADJUSTED PARTIAL SURRENDERS

                                     PS X DB
                                     -------
                                       CV

     PS = the partial surrender including any applicable surrender charge.

     DB = the death benefit on the date of (but prior to) the partial surrender.

     CV = the contract value on the date of (but prior to) the partial surrender.

EXAMPLE OF STANDARD DEATH BENEFIT CALCULATION WHEN YOU ARE AGE 75 OR YOUNGER ON THE CONTRACT EFFECTIVE DATE:


-    You purchase the contract with a payment of $20,000 on Jan. 1, 2006.

- On March 1, 2007 the contract value falls to $18,000, at which point you take a $1,500 partial surrender, leaving a contract value of $16,500.

     We calculate the death benefit on March 1, 2007 as follows:


     The total purchase payments minus adjustments for partial surrenders:

     Total purchase payments                    $20,000

     minus adjusted partial surrenders, calculated as:

     $1,500 x $20,000 =                         - 1,667
     ----------------                          --------
         $18,000

     for a death benefit of:                    $18,333

IF YOU DIE BEFORE YOUR SETTLEMENT DATE

When paying the beneficiary, we will process the death claim on the valuation date that our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. The death benefit will never be less than the surrender value adjusted by the MVA formula. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES


If your spouse is sole beneficiary and you die before the settlement date, your spouse may keep the contract as owner. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. If your spouse elects to keep the contract as owner, the following describes the standard death benefit:

- If your spouse was age 75 or younger as of the date we issued the contract, the beneficiary of your spouse's contract receives the greater of:


     - contract value, less any purchase payment credits subject to reversal less a pro rata portion of rider fees; or

     -    purchase payments minus adjusted partial surrenders.


If your spouse was age 76 or older as of the date we issued the contract, the beneficiary of your spouse's contract receives the contract value, less any purchase payment credits subject to reversal, less a pro rata portion of rider fees.

If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders.

If your beneficiary is not your spouse, we will pay the beneficiary in a lump sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

- payouts begin no later than one year after your death, or other date as permitted by the IRS; and


- the payout period does not extend beyond the beneficiary's life or life expectancy.

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QUALIFIED ANNUITIES

- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects to treat the contract as his/her own, the following describes the standard death benefit:


- If your spouse was 75 or younger as of the date we issued the contract, the beneficiary of your spouse's contract receives the greater of:


     - contract value, less any purchase payment credits subject to reversal less a pro rata portion of rider fees; or

     -    purchase payments minus adjusted partial surrenders.


If your spouse was age 76 or older as of the date we issued the contract, the beneficiary of your spouse's contract receives the contract value, less any purchase payment credits subject to reversal, less a pro rata portion of rider fees.


If your spouse elects a payout plan, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.

If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract.

- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout, or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a lump sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:


     - the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and


     -    payouts begin no later than one year following the year of your death;
          and

     - the payout period does not extend beyond the beneficiary's life or life expectancy.

- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.


DEATH BENEFIT PAYMENT IN A LUMP SUM: We may pay all or part of the death benefit to your beneficiary in a lump sum under either a nonqualified or qualified annuity. We will pay the death benefit by check unless your beneficiary has chosen to have the death benefit directly deposited into a checking account.

OPTIONAL BENEFITS

OPTIONAL DEATH BENEFITS


RETURN OF PURCHASE PAYMENTS DEATH BENEFIT (ROPP)

The ROPP is intended to provide additional death benefit protection in the event of fluctuating fund values. This is an optional benefit that you may select for an additional annual charge (see "Charges"). If you die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greater of:

- contract value, less any purchase payment credits subject to reversal less a pro rata portion of rider fees; or

-    purchase payments minus adjusted partial surrenders.

ADJUSTED PARTIAL SURRENDERS FOR THE ROPP DEATH BENEFIT

                                     PS X DB
                                     -------
                                       CV

     PS = the partial surrender including any applicable surrender charge.

     DB = the death benefit on the date of (but prior to) the partial surrender.

     CV = the contract value on the date of (but prior to) the partial surrender.

The death benefit will never be less than the surrender value adjusted by the MVA formula.

If this ROPP rider is available in your state and you are age 76 or older at contract issue, you may choose to add the ROPP to your contract. Generally, you must elect the ROPP at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the ROPP may be after we issue the contract according to terms determined by us and at our sole discretion. We reserve the right to discontinue offering the ROPP for new contracts.

When annuity payouts begin, or if you terminate the contract for any reason other than death, this rider will terminate.

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56 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT
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TERMINATING THE ROPP

- You may terminate the ROPP rider within 30 days of the first contract anniversary after the rider effective date.

- You may terminate the ROPP rider within 30 days of any contract anniversary beginning with the seventh contract anniversary.

- The ROPP rider will terminate when you make a full surrender from the contract or when annuity payouts begin.

If you terminate the ROPP, the standard death benefit applies.

For an example, see Appendix C.


IF YOUR SPOUSE IS THE SOLE BENEFICIARY AND WAS AGE 76 OR OLDER AS OF THE DATE WE ISSUED THE CONTRACT, he or she may choose to continue the ROPP. In that case, the ROPP rider charges described in "Charges -- ROPP Rider Fee" will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force). These charges will be based on the total contract value on the anniversary. Your spouse also has the option of discontinuing the ROPP rider within 30 days of the date he or she elects to continue the contract. If your spouse was age 75 or younger as of the date we issued the contract, the ROPP will terminate.


NOTE: For special tax considerations associated with the ROPP, see "Taxes."

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT (MAV)


The MAV is intended to provide additional death benefit protection in the event of fluctuating fund values. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The MAV does not provide any additional benefit before the first contract anniversary after the rider effective date. The MAV may be of less value if you are older since we stop resetting the maximum anniversary value at age 81. Although we stop resetting the maximum anniversary value at age 81, the MAV rider fee continues to apply until the rider terminates. In addition, the MAV does not provide any additional benefit with respect to the GPAs, fixed account or Special DCA account during the time you have amounts allocated to these accounts. Be sure to discuss with your sales representative whether or not the MAV is appropriate for your situation.


If this MAV rider is available in your state and you are age 75 or younger at contract issue, you may choose to add the MAV to your contract. Generally, you must elect the MAV at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the MAV may be after we issue the contract according to terms determined by us and at our sole discretion. We reserve the right to discontinue offering the MAV for new contracts.

On the first contract anniversary after the rider effective date we set the maximum anniversary value equal to the highest of your (a) current contract value, or (b) total purchase payments minus adjusted partial surrenders. Every contract anniversary after that, through age 80, we compare the previous anniversary's maximum anniversary value plus subsequent purchase payments less subsequent adjusted partial surrenders to the current contract value and we reset the maximum anniversary value to the higher of these values. We stop resetting the maximum anniversary value at age 81. However, we continue to add subsequent purchase payments and subtract adjusted partial surrenders from the maximum anniversary value.

If you die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of:

- contract value, less any purchase payment credits subject to reversal less a pro rata portion of rider fees; or

-    purchase payments minus adjusted partial surrenders; or

- the maximum anniversary value as calculated on the most recent contract anniversary plus subsequent purchase payments made to the contract minus adjustments for partial surrenders since that contract anniversary.

The death benefit will never be less than the surrender value adjusted by the MVA formula.

TERMINATING THE MAV

- You may terminate the MAV rider within 30 days of the first contract anniversary after the rider effective date.

- You may terminate the MAV rider within 30 days of any contract anniversary beginning with the seventh contract anniversary.

- The MAV rider will terminate when you make a full surrender from the contract or when annuity payouts begin.

- The MAV rider will terminate in the case of spousal continuation or ownership change if the new owner is age 76 or older.

If you terminate the MAV, the standard death benefit applies.

For an example, see Appendix C.

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IN GENERAL, IF YOUR SPOUSE IS THE SOLE BENEFICIARY, your spouse may choose to continue the contract as the contract owner. The contract value will be equal to the death benefit that would otherwise have been paid under the MAV. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. If your spouse has reached age 76 at the time he or she elects to continue the contract, the MAV rider will terminate. If your spouse has not yet reached age 76 at the time he or she elects to continue the contract, he or she may choose to continue the MAV rider. In this case, the rider charges described in "Charges" will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force). These charges will be based on the total contract value on the anniversary, including the additional amounts paid into the contract under the MAV rider. If, at the time he or she elects to continue the contract, your spouse has not yet reached age 76 and chooses not to continue the MAV rider, the contract value will be increased to the MAV death benefit amount if it is greater than the contract value on the death benefit valuation date.


MAXIMUM FIVE YEAR ANNIVERSARY VALUE DEATH BENEFIT (5-YEAR MAV)


The 5-Year MAV is intended to provide additional death benefit protection in the event of fluctuating fund values. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The 5-Year MAV does not provide any additional benefit before the fifth contract anniversary after the rider effective date. The 5-Year MAV may be of less value if you are older since we stop resetting the maximum anniversary value at age 81. Although we stop resetting the maximum five year anniversary value at age 81, the 5-Year MAV rider fee continues to apply until the rider terminates. In addition, the 5-Year MAV does not provide any additional benefit with respect to the GPAs, fixed account or Special DCA account during the time you have amounts allocated to these accounts. Be sure to discuss with your sales representative whether or not the 5-Year MAV is appropriate for your situation.


If this 5-Year MAV rider is available in your state and you are age 75 or younger at contract issue, you may choose to add the 5-Year MAV to your contract. Generally, you must elect the 5-Year MAV at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the 5-Year MAV may be after we issue the contract according to terms determined by us and at our sole discretion. We reserve the right to discontinue offering the 5-Year MAV for new contracts.

On the fifth contract anniversary after the rider effective date we set the maximum anniversary value equal to the highest of your (a) current contract value, or (b) total purchase payments minus adjusted partial surrenders. Every fifth contract anniversary after that, through age 80, we compare the previous 5-year anniversary's maximum anniversary value plus subsequent purchase payments less subsequent adjusted partial surrenders to the current contract value and we reset the maximum anniversary value to the higher of these values. We stop resetting the maximum anniversary value at age 81. However, we continue to add subsequent purchase payments and subtract adjusted partial surrenders from the maximum anniversary value.

If you die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of:

- contract value, less any purchase payment credits subject to reversal less a pro rata portion of rider fees; or

-    purchase payments minus adjusted partial surrenders; or

- the maximum anniversary value as calculated on the most recent fifth contract anniversary plus subsequent purchase payments made to the contract minus adjustments for partial surrenders since that contract anniversary.

The death benefit will never be less than the surrender value adjusted by the MVA formula.

TERMINATING THE 5-YEAR MAV

- You may terminate the 5-Year MAV rider within 30 days of the first contract anniversary after the rider effective date.

- You may terminate the 5-Year MAV rider within 30 days of any contract anniversary beginning with the seventh contract anniversary.

- The 5-Year MAV rider will terminate when you make a full surrender from the contract or when annuity payouts begin.

- The 5-Year MAV rider will terminate in the case of spousal continuation or ownership change if the new owner is age 76 or older.

If you terminate the 5-Year MAV, the standard death benefit applies.

For an example, see Appendix C.


IN GENERAL, IF YOUR SPOUSE IS THE SOLE BENEFICIARY, your spouse may choose to continue the contract as the contract owner. The contract value will be equal to the death benefit that would otherwise have been paid under the 5-Year MAV. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. If your spouse has reached age 76 at the time he or she elects to continue the contract, the 5-Year MAV rider will terminate. If your spouse has not yet reached age 76 at the time he or she elects to continue the contract, he or she may choose to continue the 5-Year MAV rider. In this case, the rider charges described in "Charges" will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force). These charges will be based on the total contract value on the anniversary, including the additional amounts paid into the contract under the 5-Year MAV rider. If, at the time he or she elects to continue the contract, your spouse has not yet reached age 76 and chooses not to continue the 5-Year MAV rider, the contract value will be increased to the 5-Year MAV death benefit amount if it is greater than the contract value on the death benefit valuation date.


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ENHANCED EARNINGS DEATH BENEFIT (EEB)
The EEB is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The EEB provides for reduced benefits if you are age 70 or older at the rider effective date and it does not provide any additional benefit before the first contract anniversary. The EEB also may result in reduced benefits if you take RMDs (see "Taxes -- Qualified Annuities -- Required Minimum Distributions") from your qualified annuity or any partial surrenders during the life of your contract, both of which may reduce contract earnings. This is because the benefit paid by the EEB is determined by the amount of earnings at death. Be sure to discuss with your sales representative and your tax advisor whether or not the EEB is appropriate for your situation.

If this EEB rider is available in your state and you are age 75 or younger at the rider effective date, you may choose to add the EEB to your contract. Generally, you must elect the EEB at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the EEB may be after we issue the contract according to terms determined by us and at our sole discretion. You may not select this rider if you select the EEP. We reserve the right to discontinue offering the EEB for new contracts.

The EEB provides that if you die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:


- the standard death benefit amount (see "Benefits in Case of Death -- Standard Benefit"), the MAV death benefit amount, if applicable, or the 5-Year MAV death benefit amount, if applicable;


PLUS

- 40% of your earnings at death if you were under age 70 on the rider effective date; or

- 15% of your earnings at death if you were age 70 or older on the rider effective date.

Additional death benefits payable under the EEB are not included in the adjusted partial surrender calculation.

EARNINGS AT DEATH FOR THE EEB AND EEP: If the rider effective date for the EEB or EEP is the contract issue date, earnings at death is an amount equal to:

     - the standard death benefit amount, the MAV death benefit amount, or the 5-Year MAV death benefit amount if applicable (the "death benefit amount")

     -    MINUS purchase payments not previously surrendered.

The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously surrendered that are one or more years old.

If the rider effective date for the EEB is AFTER the contract issue date, earnings at death is an amount equal to the death benefit amount

     -    MINUS the greater of:

          - the contract value as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that contract value since that rider effective date; or

          - an amount equal to the death benefit amount as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that death benefit amount since that rider effective date

     - PLUS any purchase payments made on or after the EEB rider effective date not previously surrendered.

The earnings at death may not be less than zero and may not be more than 250% multiplied by:

     -    the greater of:

     - the contract value as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that contract value since that rider effective date; or

     - an amount equal to the death benefit amount as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that death benefit amount since that rider effective date

     - PLUS any purchase payments made on or after the EEB rider effective date not previously surrendered that are one or more years old.

TERMINATING THE EEB

- You may terminate the EEB rider within 30 days of the first contract anniversary after the rider effective date.

- You may terminate the EEB rider within 30 days of any contract anniversary beginning with the seventh contract anniversary after the rider effective date.

- The EEB rider will terminate when you make a full surrender from the contract or when annuity payouts begin.

- The EEB rider will terminate in the case of spousal continuation or ownership change if the new owner is age 76 or older.

For an example, see Appendix C.

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59 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT
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IN GENERAL, IF YOUR SPOUSE IS THE SOLE BENEFICIARY, and your spouse chooses to continue the contract as the contract owner, we will pay an amount into the contract so that the contract value equals the total death benefit payable under the EEB. If the spouse is age 76 or older at the time he or she elects to continue the contract, then the EEB rider will terminate. If your spouse is less than age 76 at the time he or she elects to continue the contract, he or she may choose to continue the EEB. In this case, the following conditions will apply:

- the EEB rider will continue, but we will treat the new contract value on the date the ownership of the contract changes to your spouse (after the additional amount is paid into the contract) as if it is a purchase payment in calculating future values of "earnings at death."

- the percentages of "earnings at death" payable will be based on your spouse's age at the time he or she elects to continue the contract.

- the EEB rider charges described in "Charges -- EEB Rider Fee" will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force). These charges will be based on the total contract value on the anniversary, including the additional amounts paid into the contract under the EEB rider.

NOTE: For special tax considerations associated with the EEB, see "Taxes."

ENHANCED EARNINGS PLUS DEATH BENEFIT (EEP)

The EEP is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The EEP provides for reduced benefits if you are age 70 or older at the rider effective date. It does not provide any additional benefit before the first contract anniversary and it does not provide any benefit beyond what is offered under the EEB during the second contract year. The EEP also may result in reduced benefits if you take RMDs (see "Taxes -- Qualified Annuities -- Required Minimum Distributions") from your qualified annuity or any partial surrenders during the life of your contract, both of which may reduce contract earnings. This is because part of the benefit paid by the EEP is determined by the amount of earnings at death. Be sure to discuss with your sales representative and your tax advisor whether or not the EEP is appropriate for your situation.

If this EEP rider is available in your state and you are age 75 or younger at contract issue, you may choose to add the EEP to your contract. You must elect the EEP at the time you purchase your contract and your rider effective date will be the contract issue date. THIS RIDER IS ONLY AVAILABLE UNDER ANNUITIES PURCHASED THROUGH AN EXCHANGE OR DIRECT TRANSFER FROM ANOTHER ANNUITY OR A LIFE INSURANCE POLICY. You may not select this rider if you select the EEB. We reserve the right to discontinue offering the EEP for new contracts.

The EEP provides that if you die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

- EEP Part I benefits, which equal the benefits payable under the EEB described above;

PLUS

- EEP Part II benefits, which equal a percentage of exchange purchase payments identified at issue not previously surrendered as follows:

                 PERCENTAGE IF YOU   PERCENTAGE IF YOU
                  ARE UNDER AGE 70   ARE 70 OR OLDER ON
                   ON THE RIDER          THE RIDER
CONTRACT YEAR      EFFECTIVE DATE      EFFECTIVE DATE
One and Two                      0%                   0%

Three and Four                  10%                3.75%

Five or more                    20%                 7.5%

Additional death benefits payable under the EEP are not included in the adjusted partial surrender calculation.

If after 6 months, no exchange purchase payments have been received, we will contact you and you will have an additional 30 days to follow-up on exchange purchase payments identified at issue but not received by us. If after these 30 days we have not received any exchange purchase payments, we will convert the EEP rider into an EEB.

Another way to describe the benefits payable under the EEP rider is as follows:

- the standard death benefit amount (see "Benefits in Case of Death -- Standard Death Benefit"), the MAV death benefit amount, or 5-Year MAV death benefit amount, if applicable,

PLUS

                  IF YOU ARE UNDER AGE 70        IF YOU ARE AGE 70
                   ON THE RIDER EFFECTIVE      OR OLDER ON THE RIDER
CONTRACT YEAR           DATE, ADD ...         EFFECTIVE DATE, ADD ...
        1         Zero                        Zero

        2         40% x earnings at death     15% x earnings at death
                  (see  above)

    3 & 4         40% x (earnings at death    15% x (earnings at death
                   + 25% of exchange           + 25% of exchange
                     purchase payment*)        purchase payment*)

       5+         40% x (earnings at death    15% x (earnings at death
                   + 50% of exchange           + 50% of exchange
                   purchase payment*)          purchase payment*)

* Exchange purchase payments are purchase payments exchanged from another annuity or a life insurance policy that are identified at issue and not previously surrendered.

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60 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT
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We are not responsible for identifying exchange purchase payments if we did not receive proper notification from the company from which the purchase payments are exchanged.


TERMINATING THE EEP

- You may terminate the EEP rider within 30 days of the first contract anniversary after the rider effective date.

- You may terminate the EEP rider within 30 days of any contract anniversary beginning with the seventh contract anniversary.

- The EEP rider will terminate when you make a full surrender from the contract or when annuity payouts begin.

-    The EEP rider will terminate in the case of an ownership change.

- The EEP rider will terminate in the case of the spousal continuation if the new owner is age 76 or older.

For an example, see Appendix C.

IN GENERAL, IF YOUR SPOUSE IS THE SOLE BENEFICIARY, and your spouse chooses to continue the contract as the contract owner, we will pay an amount into the contract so that the contract value equals the total death benefit payable under the EEP. If your spouse has reached age 76 at the time he or she elects to continue the contract, the EEP rider will terminate. If your spouse has not yet reached age 76 at the time he or she elects to continue the contract, he or she cannot continue the EEP. However, he or she may choose to convert the EEP rider into an EEB. In this case, the following conditions will apply:

- the EEB rider will treat the new contract value on the date the ownership of the contract changes to your spouse (after the additional amount is paid into the contract) as if it is a purchase payment in calculating future values of "earnings at death."

- the percentages of "earnings at death" payable will be based on your spouse's age at the time he or she elects to continue the contract.

- the EEB rider charges described in "Charges -- EEB Rider Fee" will be assessed at the next contract anniversary (and all future anniversaries when the EEB rider is in force). These charges will be based on the total contract value on the anniversary, including the additional amounts paid into the contract under the EEP rider.

If your spouse chooses not to convert the EEP rider into an EEB, the standard death benefit amount (or the MAV or 5-Year MAV death benefit amount, if applicable,) will apply.

NOTE: For special tax considerations associated with the EEP, see "Taxes."

OPTIONAL LIVING BENEFITS

GUARANTEED MINIMUM ACCUMULATION BENEFIT (ACCUMULATION BENEFIT) RIDER

The Accumulation Benefit rider is an optional benefit that you may select for an additional charge. It is available for nonqualified and qualified annuities except under 401(a) and 401(k) plans. The Accumulation Benefit rider specifies a waiting period that ends on the benefit date. The Accumulation Benefit rider provides a one-time adjustment to your contract value on the benefit date if your contract value is less than the Minimum Contract Accumulation Value (defined below) on that benefit date.

If the contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time during the waiting period and before the benefit date, the contract and all riders, including the Accumulation Benefit rider will terminate without value and no benefits will be paid. EXCEPTION: if you are still living on the benefit date, we will pay you an amount equal to the Minimum Contract Accumulation Value as determined under the Accumulation Benefit rider on the valuation date your contract value reached zero.


If you are 80 or younger at contract issue and this rider is available in your state, you may elect the Accumulation Benefit at the time you purchase your contract and the rider effective date will be the contract issue date. The Accumulation Benefit rider may not be terminated once you have elected it except as described in the "Terminating the Rider" section below. An additional charge for the Accumulation Benefit rider will be assessed annually during the waiting period. The rider ends when the waiting period expires and no further benefit will be payable and no further charges for the rider will be deducted. The Accumulation Benefit rider may not be purchased with the optional Withdrawal Benefit rider. When the rider ends, you may be able to purchase another optional rider we then offer by written request received within 30 days of that contract anniversary date. The Accumulation Benefit rider may not be available in all states.


You should consider whether a Accumulation Benefit rider is appropriate for you because:


- you must participate in the PN program and you must elect one of the model portfolios. This requirement limits your choice of subaccounts, fixed account and GPAs (if available) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the fixed account that are available under the contract to other contract owners who do not elect this rider. (See "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program,");


- you may not make additional purchase payments to your contract during the waiting period after the first 180 days immediately following the effective date of the Accumulation Benefit rider. Some exceptions apply (see "Additional Purchase Payments with Elective Step Up" below);

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-    if you purchase this contract as a qualified annuity, for example, an IRA, you may need to take partial surrenders from your contract to satisfy the RMDs under the Code. Partial surrenders, including those used to satisfy RMDs, will reduce any potential benefit that the Accumulation Benefit rider provides. You should consult your tax advisor if you have any questions about the use of this rider in your tax situation;

- if you think you may surrender all of your contract value before you have held your contract with this benefit rider attached for 10 years, or you are considering selecting an annuity payout option within 10 years of the effective date of your contract, you should consider whether this optional benefit is right for you. You must hold the contract a minimum of 10 years from the effective date of the Accumulation Benefit rider, which is the length of the waiting period under the Accumulation Benefit rider, in order to receive the benefit, if any, provided by the Accumulation Benefit rider. In some cases, as described below, you may need to hold the contract longer than 10 years in order to qualify for any benefit the Accumulation Benefit rider may provide;

- the 10 year waiting period under the Accumulation Benefit rider will restart if you exercise the Elective Step-Up Option (described below) or your surviving spouse exercises the spousal continuation Elective Step-Up (described below); and

- the 10 year waiting period under the Accumulation Benefit rider may be restarted if you elect to change your model portfolio to one that causes the Accumulation Benefit rider charge to increase (see "Charges").

Be sure to discuss with your sales representative whether a Accumulation Benefit rider is appropriate for your situation.

HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE OPERATION OF THE ACCUMULATION BENEFIT:

BENEFIT DATE: This is the first valuation date immediately following the expiration of the waiting period.

MINIMUM CONTRACT ACCUMULATION VALUE (MCAV): An amount calculated under the Accumulation Benefit rider. The contract value will be increased to equal the MCAV on the benefit date if the contract value on the benefit date is less than the MCAV on the benefit date.

ADJUSTMENTS FOR PARTIAL SURRENDERS: The adjustment made for each partial surrender from the contract is equal to the amount derived from multiplying (a) and (b) where:

(a) is 1 minus the ratio of the contract value on the date of (but immediately after) the partial surrender to the contract value on the date of (but immediately prior to) the partial surrender; and
(b) is the MCAV on the date of (but immediately prior to) the partial surrender.

WAITING PERIOD: The waiting period for the rider is 10 years.

We reserve the right to restart the waiting period on the latest contract anniversary if you change your model portfolio after we have exercised our rights to increase the rider fee.

Your initial MCAV is equal to your initial purchase payment and any purchase payment credit. It is increased by the amount of any subsequent purchase payments and purchase payment credits received within the first 180 days that the rider is effective. It is reduced by any adjustments for partial surrenders made during the waiting period.

AUTOMATIC STEP UP

On each contract anniversary after the effective date of the rider, the MCAV will be set to the greater of:

1.   80% of the contract value on the contract anniversary; or
2.   the MCAV immediately prior to the automatic step up.

The automatic step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be surrendered or paid upon death. Rather, the Automatic Step Up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The automatic step up of the MCAV does not restart the waiting period or increase the charge (although the total fee for the rider may increase).

ELECTIVE STEP UP OPTION

Within thirty days following each contract anniversary after the rider effective date, but prior to the benefit date, you may notify us in writing that you wish to exercise the annual elective step up option. You may exercise this elective step up option only once per contract year during this 30 day period. If your contract value on the valuation date we receive your written request to step up is greater than the MCAV on that date, your MCAV will increase to 100% of that contract value.

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When you exercise the annual elective step up, we may be charging more for the
Accumulation Benefit rider at that time. If your MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Benefit rider, you will pay the charge that is in effect on the valuation date we receive your written request to step up for the entire contract year. In addition, the waiting period will restart as of the most recent contract anniversary. Failure to exercise this elective step up in subsequent years will not reinstate any prior waiting period. Rather, the waiting period under the rider will always commence from the most recent anniversary for which the elective step up option was exercised.

The elective step up does not create contract value, guarantee the performance of any investment option or provide any benefit that can be surrendered or paid upon death. Rather the elective step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The elective step up option is not available to non-spouse beneficiaries that continue the contract during the waiting period.

ADDITIONAL PURCHASE PAYMENTS WITH ANNUAL ELECTIVE STEP UPS

If your MCAV is increased as a result of Elective Step Up, you have 180 days from the latest contract anniversary to make additional purchase payments, if allowed under the base contract. The MCAV will include the amount of any additional purchase payments and purchase payment credits (if applicable) received during this period.

SPOUSAL CONTINUATION

If a spouse chooses to continue the contract under the spousal continuation provision, the rider will continue as part of the contract. Once, within the thirty days following the date of spousal continuation, the spouse may choose to exercise an elective step up.
The spousal continuation elective step up is in addition to the annual elective step up. If the contract value on the valuation date we receive the written request to exercise this option is greater than the MCAV on that date, we will increase the MCAV to that contract value. If the MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Benefit rider, the spouse will pay the charge that is in effect on the valuation date we receive their written request to step up for the entire contract year. In addition, the waiting period will restart as of the most recent contract anniversary.

TERMINATING THE RIDER

The rider will terminate under the following conditions:

     The rider will terminate before the benefit date without paying a benefit on the date:

     -    you take a full surrender; or

     -    annuitization begins; or

     -    the contract terminates as a result of the death benefit being paid.

     The rider will terminate on the benefit date.

For an example, see Appendix C.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER (WITHDRAWAL BENEFIT)

The Withdrawal Benefit is an optional benefit that you may select for an additional annual charge. It is available for nonqualified and qualified annuities except under 401(a) and 401(k) plans. The Withdrawal Benefit initially provides a guaranteed withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments plus any purchase payment credits. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the Guaranteed Benefit Payment (GBP -- the amount you may withdraw under the terms of the rider in each contract year). As long as your withdrawals in each contract year do not exceed the GBP, you will not be assessed a surrender charge.

If you withdraw an amount greater than the GBP in a contract year, we call this an "excess withdrawal" under the rider. If you make an excess withdrawal under the rider:


- surrender charges, IF applicable, will apply only to the amount of the withdrawal that exceeds the GBP; and


-    the Guaranteed Benefit Amount will be adjusted as described below; and

-    the Remaining Benefit Amount will be adjusted as described below.

For a partial withdrawal that is subject to a surrender charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable surrender charge (see "Surrender Charges"). Market value adjustments, if applicable, will also be made (see "Market Value Adjustment"). We pay you the amount you request. Any partial surrender you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death" and "Optional Benefits"). Upon full surrender of the contract, you will receive the remaining contract value less any applicable charges (see "Surrender Charge").

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63 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT
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An annual Elective Step Up option is available for 30 days after each contract anniversary. This option allows you to step up the Remaining Benefit Amount and Guaranteed Benefit Amount to:

- the contract value on the valuation date we receive your written request to step up (Rider A)(1); or

-    the contract value on the contract anniversary date (Rider B)(1).

The annual Elective Step Up is subject to the following rules:

- if you do not take any withdrawals during the first three years, you may step up annually beginning with the first contract anniversary;

- if you take any withdrawals during the first three years, the annual step up will not be available until the third contract anniversary;

- if you step up on the first or second contract anniversary but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the excess withdrawal procedures discussed under the Guaranteed Benefit Amount and Remaining Benefit Amount headings below; and

- you may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

If you exercise the annual step up election, the special spousal continuation step up election (described below) or change your asset allocation model, the rider charge may change (see "Charges").


If you are 80 or younger at contract issue, you may choose to add the Withdrawal Benefit to your contract. This benefit may not be available in your state. You must elect the Withdrawal Benefit at the time you purchase your contract and the rider effective date will be the contract issue date. Once elected, the Withdrawal Benefit may not be cancelled and the charge will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin.


You should consider whether the Withdrawal Benefit is appropriate for you because:

- you must participate in an asset allocation program and you must elect one of the model portfolios. This requirement limits your choice of subaccounts, fixed account and GPAs (if available) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the fixed account that are available under the contract to other contract owners who do not elect this rider. (See "Making the Most of Your Contract -- Asset Allocation Program and Portfolio Navigator Asset Allocation Program.");


- withdrawals before age 59 1/2 may incur an IRS early withdrawal penalty and may be considered taxable income. Qualified annuities have RMD rules that govern the timing and amount of distributions from the contract. If you have a qualified annuity, you may need to take an RMD that is greater than your GBP in any contract year. If you withdraw more than the GBP in any contract year to satisfy an RMD, this will constitute an excess withdrawal, as defined above, and the excess withdrawal procedures described below will apply to the Guaranteed Benefit Amount and the Remaining Benefit Amount. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation.

- if your contract is a TSA, your right to take withdrawals is restricted (See "TSA-- Special Surrender Provisions"), so the rider may be of limited value to you. You should consult your tax advisor before you select this optional rider if you have questions about the use of this rider in your tax situation.


- we reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions.

(1) We currently offer two versions of this benefit, Rider A and Rider B. Before April 29, 2005 we only offered Rider B. We began offering Rider A, in states where it is approved, and discontinued offering Rider B in those states, on April 29, 2005. If you purchased a contract with this optional benefit rider before April 29, 2005, the references to Rider B generally apply to your contract (see the rider attached to your contract for the actual terms of the benefit you purchased). If you purchase a contract on or after April 29, 2005 with this benefit, the version we offer you depends on which state you live in. Ask your sales representative which version of the rider, if any, is available in your state. The discussion about this benefit and how it works applies generally to both riders unless otherwise noted.

THE TERMS "GUARANTEED BENEFIT AMOUNT" AND "REMAINING BENEFIT AMOUNT" ARE DESCRIBED BELOW. EACH IS USED IN THE OPERATION OF THE GBP, THE RBP, THE ELECTIVE STEP UP, THE SPECIAL SPOUSAL CONTINUATION STEP UP AND THE WITHDRAWAL BENEFIT RBA PAYOUT OPTION.

GUARANTEED BENEFIT AMOUNT

The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, plus any purchase payment credits, adjusted for subsequent purchase payments, purchase payment credits, partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.

The GBA is determined at the following times:

- at contract issue-- the GBA is equal to the initial purchase payment, plus any purchase payment credit;

- when you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own GBA equal to the amount of the purchase payment plus any purchase payment credit. The total GBA when an additional purchase payment and purchase payment credit are added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional payment;

- when you make a partial withdrawal -- if all of your withdrawals in the current contract year are less than or equal to the GBP, the GBA remains unchanged;

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-    when you make a partial withdrawal -- if all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP prior to the current withdrawal; or you make any withdrawal in a contract year after a step up but before the third contract anniversary, THEN, THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA:

          GBA EXCESS WITHDRAWAL PROCEDURE

          The GBA will automatically be reset to the lesser of (a) the GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments and the excess withdrawal procedure results in a reduction of the total GBA, each payment's GBA will be reset in the following manner:


          1. If the contract value before the excess withdrawal is less than the Remaining Benefit Amount before the excess withdrawal, each payment's GBA after the withdrawal will be reset equal to that payment's Remaining Benefit Amount after the withdrawal.


          2. If the contract value before the excess withdrawal is greater than the Remaining Benefit Amount before the excess withdrawal, each payment's GBA after the withdrawal will be reset to that payment's Remaining Benefit Amount after the withdrawal plus (a) times (b) divided by (c), where:

                    (a) is the total GBA after the withdrawal less the total Remaining Benefit Amount after the withdrawal;


                    (b) is the ratio of that payment's GBA before the withdrawal to that payment's Remaining Benefit Amount before the withdrawal minus one; and


                    (c) is the sum of the values as determined in (b) for each individual payment before the withdrawal.

-    at step up -- (see "Elective Step Up" below).

REMAINING BENEFIT AMOUNT

The Remaining Benefit Amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.

The RBA is determined at the following times:

- at contract issue-- the RBA is equal to the initial purchase payment plus any purchase payment credit;

- when you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own RBA equal to the amount of the purchase payment plus any purchase payment credit. The total RBA when an additional purchase payment and purchase payment credit are added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;

- when you make a partial withdrawal -- if all of your withdrawals in the current contract year are less than or equal to the GBP, the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal.

- when you make a partial withdrawal -- if all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP prior to the current withdrawal; or you make any withdrawal in a contract year after a step up but before the third contract anniversary, THEN, THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA:

          RBA EXCESS WITHDRAWAL PROCEDURE

          The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.

          If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment's RBA in the following manner:

          The withdrawal amount up to the Remaining Benefit Payment (defined below) is taken out of each RBA bucket in proportion to its Remaining Benefit Payment at the time of the withdrawal; and the withdrawal amount above the Remaining Benefit Payment and any amount determined by the excess withdrawal procedure are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

-    at step up-- (see "Elective Step Up" below).

GUARANTEED BENEFIT PAYMENT

The GBP is the withdrawal amount that you are entitled to take each contract year until the RBA is depleted. The GBP is equal to 7% of the GBA. If you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

The Total Free Amount (TFA) you are allowed to withdraw from the contract in each contract year without incurring a withdrawal charge (see "Surrender Charge") may be greater than the GBP. Any amount you withdraw in a contract year under the contract's TFA provision that exceeds the GBP available for you to withdraw under the terms of the rider is subject to the GBA and RBA excess withdrawal procedures described above.

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REMAINING BENEFIT PAYMENT

At the beginning of each contract year, the Remaining Benefit Payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA. Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.

ELECTIVE STEP UP


You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. NOTE THAT SPECIAL RULES, DESCRIBED ABOVE, MAY LIMIT ELECTIVE STEP UPS IN THE FIRST THREE CONTRACT YEARS. Depending on whether you have Rider A or Rider B, the increases will be determined as follows:


RIDER A

You may only step up if your contract value on the valuation date we receive your written request to step up is greater than the RBA.

The effective date of the step up is the valuation date we receive your written request to step up.

The RBA will be increased to an amount equal to the contract value on the valuation date we receive your written request to step up.

The GBA will be set to an amount equal to the greater of the GBA immediately prior to the step up or the contract value on the valuation date we receive your written request to step up.

The GBP will be set to an amount equal to the greater of the GBP immediately prior to the step up or 7% of the GBA after the step up.

The RBP will be set to the lesser of the RBA after the step up or the GBP after the step up less any withdrawals made during that contract year.

RIDER B

You may only step up if your contract anniversary value is greater than the RBA.

The effective date of the step up is the contract anniversary.

The RBA will be increased to an amount equal to the contract anniversary value.

The GBA will be set to an amount equal to the greater of the GBA immediately before the step up or the contract anniversary value.

The GBP will be set to an amount equal to the greater of the GBP immediately prior to the step up or 7% of the GBA after the step up.

The RBP will be set to the lesser of the RBA after the step up or the GBP after the step up.

You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.

If you take any partial withdrawals before the third contract anniversary, the annual step up election is not available until the third contract anniversary. If you choose to step up on the first or second contract anniversary but then take a withdrawal before the third contract anniversary, any prior step ups will be removed and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal procedures described above.

The elective step up option is not available to non-spouse beneficiaries that continue the contract.

SPOUSAL CONTINUATION AND SPECIAL SPOUSAL CONTINUATION STEP UP

If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation elective step up is in addition to the annual elective step up.

A surviving spouse may elect a spousal continuation step up by written request within 30 days following the spouse's election to continue the contract. This step up may be made even if withdrawals have been taken under the contract during the first three years. Under this step up, the RBA will be reset to the greater of the RBA or the contract value on the valuation date we receive the spouse's written request to step up; the GBA will be reset to the greater of the GBA immediately prior to the spousal continuation step up, or the contract value on the same valuation date.

If a spousal continuation step up is elected and we have increased the charge for the rider, the spouse will pay the charge that is in effect on the valuation date we receive the written request to step up.

RBA PAYOUT OPTION

Several annuity payout plans are available under the contract. In addition to these annuity payout plans, a fixed annuity payout option is available under the Withdrawal Benefit.

Under this option the amount payable each year will be equal to the future schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

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This payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract.

We reserve the right to adjust the future schedule of GBPs if necessary to comply with the Code.

IF CONTRACT VALUE REDUCES TO MINIMUM REQUIRED VALUE

If the contract value is less than $600, the minimum value required by the Withdrawal Benefit, and the RBA remains greater than zero, the following will occur:

-    you will be paid according to the RBA payout option described above;

-    we will no longer accept additional purchase payments;

-    you will no longer be charged for the rider;

-    any attached death benefit riders will terminate; and

- the death benefit becomes the remaining payments under the RBA payout option described above.

If the contract value falls to zero and the RBA is depleted, the Withdrawal Benefit and the contract will terminate.

For an example, see Appendix C.

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the settlement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any surrender charges under the payout plans listed below except under Plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your settlement date, plus or minus any applicable MVA on GPAs and less any applicable premium tax. During the annuity payout period, you cannot invest in more than five subaccounts at any one time unless we agree otherwise.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

-    the annuity payout plan you select;

-    your age and, in most cases, sex;

-    the annuity table in the contract; and

-    the amounts you allocated to the accounts at settlement.

In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract -- Transfer policies."

ANNUITY TABLES


The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to your age and, when applicable, your sex. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first variable payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the settlement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using the 5% assumed interest rate results in a higher initial payout, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.


Table B shows the minimum amount of each fixed payout. Amounts in Table B are based on the guaranteed annual effective interest rate shown in your contract. We declare current payout rates that we use in determining the actual amount of your fixed payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.




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ANNUITY PAYOUT PLANS

You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract value is used to purchase the payout plan*:

- PLAN A: LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

- PLAN B: LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the settlement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C: LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D: JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving owner. Payouts end with the death of the second annuitant.

- PLAN E: PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that the annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. The discount rate we use in the calculation will vary between 5.17% and 6.67%, depending on the applicable assumed investment rate. (See "Charges -- Surrender charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your surrender to the full discounted value. A 10% IRS penalty tax could apply if you take a surrender. (See "Taxes.")


- WITHDRAWAL BENEFIT - RBA PAYOUT OPTION: If you have a Withdrawal Benefit rider under your contract, you may elect the Withdrawal Benefit RBA payout option as an alternative to the above annuity payout plans. This option may not be available if the contract is issued to qualify under Sections 403 or 408 of the Code. For such contracts, this option will be available only if the guaranteed payout period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using life expectancy tables published by IRS. Under this option, the amount payable each year will be equal to the future schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the total RBA at the time you begin this fixed payout option (see "Optional Benefits -- Withdrawal Benefit"). These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary.

ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the settlement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will generally meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:


- in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

- in equal or substantially equal payments over a period not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary; or

- over a period certain not longer than your life expectancy or over the life expectancy of you and your designated beneficiary.

* For contracts purchased in Oregon, you cannot apply your contract value to an annuity payout plan during your first contract year.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the settlement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed. Contract values that you allocated to the fixed account will provide fixed dollar payouts and contract values that you allocated among the subaccounts will provide variable annuity payouts.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

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TAXES


Generally, under current law, your contract has a tax-deferral feature. This means any increase in the value of the GPAs, fixed account and/or subaccounts in which you invest is taxable to you only when you receive a payout or surrender (see detailed discussion below). Any portion of the annuity payouts and any surrenders you request that represent ordinary income normally are taxable. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. We will send you a tax information reporting form for any year in which we made a distribution according to our records.


NONQUALIFIED ANNUITIES

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.


ANNUITY PAYOUTS: Generally, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. Under Annuity Payout Plan A: Life annuity - no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "Annuity Payout Plans.") All amounts you receive after your investment in the contract is fully recovered will be subject to tax.

SURRENDERS: If you surrender part of your nonqualified annuity before your annuity payouts begin, including withdrawals under a Withdrawal Benefit rider, your surrender payment will be taxed to the extent that the contract value immediately before the surrender exceeds the investment in the contract. If you surrender all of your nonqualified annuity before your annuity payouts begin, including withdrawals under a Withdrawal Benefit rider, your surrender payment will be taxed to the extent that the surrender value immediately before the surrender exceeds the investment in the contract. You also may have to pay a 10% IRS penalty for surrenders of taxable income you make before reaching age
59 1/2 unless certain exceptions apply.

WITHHOLDING: If you receive taxable income as a result of an annuity payout or a surrender, including withdrawals under a Withdrawal Benefit rider, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you've provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion.


The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.

DEATH BENEFITS TO BENEFICIARIES: The death benefit under a contract is not exempt from estate or income taxes. Any amount your beneficiary receives that represents deferred earnings within the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.


ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.


PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

-    because of your death;

-    because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

-    if it is allocable to an investment before Aug. 14, 1982; or

-    if annuity payouts begin before the first contract anniversary.

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TRANSFER OF OWNERSHIP: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be treated as a surrender for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.

COLLATERAL ASSIGNMENT: If you collaterally assign or pledge your contract, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a surrender and you may have to pay a 10% IRS penalty.

QUALIFIED ANNUITIES

Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your rights to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

ANNUITY PAYOUTS: Under a qualified annuity except a Roth IRA, the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and met the five year holding period.

SURRENDERS: Under a qualified annuity except a Roth IRA, the entire surrender will generally be includable as ordinary income and is subject to tax unless:
(1) the contract is an IRA to which you made non-deductible contributions; or
(2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

SURRENDERS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and met the five year holding period.

REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans are subject to required withdrawals called required minimum distributions (RMDs) generally beginning at age 70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional riders. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.


WITHHOLDING FOR IRAs, ROTH IRAs, SEPs AND SIMPLE IRAs: If you receive taxable income as a result of an annuity payout or a surrender, including withdrawals under a Withdrawal Benefit rider, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you've provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.


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70 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT
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


WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. This mandatory withholding will not be imposed if:


- instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;

- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;


-    the payout is an RMD as defined under the Code;


-    the payout is made on account of an eligible hardship; or

-    the payout is a corrective distribution.

Payments made to a surviving spouse instead of being directly rolled over to an IRA also may be subject to mandatory 20% income tax withholding.

State withholding also may be imposed on taxable distributions.


PENALTIES: If you receive amounts from your qualified annuity before reaching age 59 1/2, you may have to pay a 10% penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:

-    because of your death;


-    because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);


- if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) and 401(k) plans only); or


-    to pay certain medical or education expenses (IRAs only).


DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he or she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.


PURCHASE PAYMENT CREDITS: These are considered earnings and are taxed accordingly when surrendered or paid out.

SPECIAL CONSIDERATIONS IF YOU SELECT ONE OF THE OPTIONAL RIDERS (ROPP, MAV, 5-YEAR MAV, EEB, EEP, PN, ACCUMULATION BENEFIT OR WITHDRAWAL BENEFIT): As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial surrenders from your contract. However, the IRS may determine that these charges should be treated as partial surrenders subject to taxation to the extent of any gain as well as the 10% IRS tax penalty for surrenders before the age of 59 1/2, if applicable.

We reserve the right to report charges for these riders as partial surrenders if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report the benefits attributable to these riders on your death as an annuity death benefit distribution, not as proceeds from life insurance.

COLLATERAL ASSIGNMENT: You may not collaterally assign or pledge a qualified annuity.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

IDS LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.

TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

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VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

-    the reserve held in each subaccount for your contract; divided by

-    the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

-    laws or regulations change;

-    the existing funds become unavailable; or

-    in our judgment, the funds no longer are suitable for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

-    add new subaccounts;

-    combine any two or more subaccounts;

-    transfer assets to and from the subaccounts or the variable account; and

-    eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

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

ABOUT THE SERVICE PROVIDERS

ISSUER AND PRINCIPAL UNDERWRITER


IDS Life issues and is the principal underwriter for the contracts. IDS Life is a stock life insurance company organized in 1957 under the laws of the State of Minnesota and is located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. IDS Life is a wholly-owned subsidiary of Ameriprise Financial, Inc.

IDS Life conducts a conventional life insurance business. It acts as a direct writer of fixed and variable insurance policies and annuities and is licensed in 49 states, the District of Columbia and American Samoa. IDS Life has four wholly-owned subsidiaries, two which serve New York residents and two which serve residents in states other than New York. IDS Life and its subsidiaries offer fixed and variable insurance policies and annuities through individual sales representatives, through insurance agencies and broker-dealers who may also be associated with financial institutions such as banks.


IDS Life's primary life insurance products include variable life insurance, universal life insurance, traditional whole life insurance and disability income insurance. IDS Life's primary annuity products include variable and fixed deferred and immediate annuities.


We are the sole distributor of the contract which we offer continuously. We pay time-of-sale commissions of up to 5.75% of purchase payments on the contract as well as service/trail commissions of up to 1% based on annual total contract value for as long as the contract remains in effect.


We may pay our sales representatives a temporary additional sales commission of up to 1% of purchase payments for a period of time we select. For example, we may offer to pay a temporary additional sales commission to encourage sales representatives to market a new or enhanced contract or to increase sales during the period.

The above commissions and service fees compensate our sales representative for selling and servicing the contract. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments. We also may pay additional commissions to help compensate field leadership and to pay for other distribution expenses and benefits noted below. Our sales representatives may be required to return sales commissions under certain circumstances including, but not limited to, if a contact owner returns the contract under the free look period.

From time to time and in accordance with applicable laws and regulations, sales representatives and field leaders are eligible for various benefits. These include cash benefits, such as bonuses and sales incentives, and non-cash benefits, such as conferences, seminars and trips (including travel, lodging and meals), entertainment, merchandise and other similar items. Sales of contracts may help sales representatives and/or their field leaders qualify for such benefits.

SOURCES OF PAYMENTS TO SALES REPRESENTATIVES

- We pay the commissions and other compensation described above from our assets.

-    Our assets may include:

     -- revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the contract (see "Expense Summary");


     -- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- The funds");

     -- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The funds"); and


     -- revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

- You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:

     -- fees and expenses we collect from contract owners, including surrender charges; and

     -- fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

POTENTIAL CONFLICT OF INTEREST

Our compensation arrangements with sales representatives can potentially give sales representatives a heightened financial incentive to sell you the contract offered in this prospectus over other alternative investments which may pay the sales representatives lower compensation. Ask your sales representative for further information about what he or she may receive in connection with your purchase of the contract.

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LEGAL PROCEEDINGS

The SEC, the NASD and several state authorities have brought proceedings challenging several mutual fund and variable product financial practices, generally including suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements. IDS Life has received requests for information concerning some of these practices and is cooperating fully with these inquiries.

IDS Life and its affiliates are involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of their respective business activities. IDS Life believes it has meritorious defenses to each of these actions and intends to defend them vigorously. IDS Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

There are no pending legal proceedings affecting the Variable Account.

ADDITIONAL INFORMATION


INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended Dec. 31, 2005 that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) and the Report of Unscheduled Material Events or Corporate Event on Form 8-K that we filed with the SEC on March 22, 2006 under the 1934 Act are incorporated by reference into this prospectus. To access these documents, see "SEC Filings" under "Investors Relations" on our website at www.ameriprise.com.


IDS Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact IDS Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION


This prospectus is part of a registration statement we file with the SEC. Additional information on IDS Life and on this offering is available in the registration statement and other materials we file. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E., N.W., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. This prospectus, other information about the contract and other information incorporated by reference are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).


INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (1933 Act) may be permitted to directors and officers or persons controlling IDS Life pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is therefore unenforceable.




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74 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT
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


APPENDICES

THE PURPOSE OF THESE APPENDICES IS TO ILLUSTRATE THE OPERATION OF VARIOUS CONTRACT FEATURES AND RIDERS AND TO PROVIDE CONDENSED FINANCIAL HISTORY DISCLOSURE REGARDING THE SUBACCOUNTS. IN ORDER TO DEMONSTRATE THESE CONTRACT FEATURES AND RIDERS, AN EXAMPLE MAY SHOW HYPOTHETICAL CONTRACT VALUES. THESE CONTRACT VALUES DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. ACTUAL CONTRACT VALUES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING BUT NOT LIMITED TO THE INVESTMENT EXPERIENCE OF THE SUBACCOUNTS, GPAs, SPECIAL DCA ACCOUNT, FIXED ACCOUNT AND THE FEES AND CHARGES THAT APPLY TO YOUR CONTRACT.

THE EXAMPLES OF THE OPTIONAL RIDERS AND DEATH BENEFITS IN APPENDIX C INCLUDE PARTIAL SURRENDERS TO ILLUSTRATE THE EFFECT OF PARTIAL SURRENDERS ON THE PARTICULAR BENEFIT. THESE EXAMPLES ARE INTENDED TO SHOW HOW THE OPTIONAL RIDERS AND DEATH BENEFITS OPERATE, AND DO NOT TAKE INTO ACCOUNT WHETHER A PARTICULAR OPTIONAL RIDER OR DEATH BENEFIT IS PART OF A QUALIFIED ANNUITY. QUALIFIED ANNUITIES ARE SUBJECT TO RMDs AT CERTAIN AGES (SEE "TAXES -- QUALIFIED ANNUITIES -- REQUIRED MINIMUM DISTRIBUTIONS") WHICH MAY REQUIRE YOU TO TAKE PARTIAL SURRENDERS FROM THE CONTRACT. IF YOU ARE CONSIDERING THE ADDITION OF CERTAIN DEATH BENEFITS AND/OR OPTIONAL RIDERS TO A QUALIFIED ANNUITY, YOU SHOULD CONSULT YOUR TAX ADVISOR PRIOR TO MAKING A PURCHASE FOR AN EXPLANATION OF THE POTENTIAL TAX IMPLICATION TO YOU.


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APPENDIX A: EXAMPLE -- MARKET VALUE ADJUSTMENT (MVA)

As the examples below demonstrate, the application of an MVA may result in either a gain or a loss of principal. We refer to all of the transactions described below as "early surrenders."

GENERAL EXAMPLES

ASSUMPTIONS:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

- we guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period; and

- after three years, you decide to make a surrender from your GPA. In other words, there are seven years left in your guarantee period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your surrender new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS

The precise MVA formula we apply is as follows:

   EARLY WITHDRAWAL AMOUNT X [(    1 + i   ) TO THE POWER OF n/12 - 1] = MVA
                               ------------
                               1 + j + .001

Where     i = rate earned in the GPA from which amounts are being transferred or surrendered.
          j = current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period (rounded up to the next year).
          n = number of months remaining in the current Guarantee Period
              (rounded up to the next month).

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

EXAMPLES -- MVA

Using assumptions similar to those we used in the examples above:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

- we guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period; and

- after three years, you decide to make a $1,000 surrender from your GPA. In other words, there are seven years left in your guarantee period.

EXAMPLE 1: You request an early surrender of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your surrender new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

  $1,000 X [(      1.030      ) TO THE POWER OF 84/12 - 1] = -$39.84
              ---------------
              1 + .035 + .001

In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early surrender of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your surrender new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

  $1,000 X [(      1.030      ) TO THE POWER OF 84/12 - 1] = $27.61
              ---------------
              1 + .025 + .001

In this example, the MVA is a positive $27.61.

We do not apply MVAs to the amounts we deduct for surrender charges, so we would deduct the surrender charge from your early surrender after we applied the MVA. Also note that when you request an early surrender, we surrender an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable surrender charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.

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APPENDIX B: EXAMPLE -- SURRENDER CHARGES

FULL SURRENDER CHARGE CALCULATION -- TEN-YEAR SURRENDER CHARGE SCHEDULE:

This is an example of how we calculate the surrender charge for a full surrender on a RAVA Advantage Plus contract with a ten-year surrender charge schedule with the following history:


-    we receive a single $100,000 purchase payment on Jan. 1, 2006; and

- you surrender the contract for its total value on July 1, 2009. The surrender charge percentage in the fourth year after a purchase payment is 7.0%; and

-    you have made no surrenders prior to July 1, 2009.


WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:


                                                   CONTRACT        CONTRACT
                                                   WITH GAIN       WITH LOSS
     Contract Value at time of full surrender:     $120,000.00      $80,000.00

          Contract Value on prior anniversary:      115,000.00       85,000.00

STEP 1. We determine the Total Free Amount
        (TFA) available in the contract as the
        greatest of the earnings or 10% of the
        prior anniversary value:

                     Earnings in the contract:       20,000.00            0.00

10% of the prior anniversary's contract value:       11,500.00        8,500.00
                                                 -------------   -------------
                            Total Free Amount:       20,000.00        8,500.00

STEP 2. We determine the TFA that is from Purchase Payments:

                            Total Free Amount:       20,000.00        8,500.00

                     Earnings in the contract:       20,000.00            0.00

Purchase Payments being Surrendered Free (PPF):           0.00        8,500.00

STEP 3. We calculate the Premium Ratio (PR):
             PR = [WD-TFA] / [CV-TFA]

                                          WD =      120,000.00        80,000.00    = the amount of the
                                                                                     surrender

                                         TFA =       20,000.00         8,500.00    = the total free amount,
                                                                                     step 1

                                          CV =      120,000.00        80,000.00    = the contract value at the
                                                                                     time of the surrender

                                          PR =             100%             100%   = the premium ratio

STEP 4. We calculate Chargeable Purchase
        Payments being Surrendered (CPP):

             CPP = PR x (PP-PPF)

                                          PR =             100%             100%   = premium ratio, step 3

                                          PP =      100,000.00       100,000.00    = purchase payments not
                                                                                     previously surrendered

                                         PPF =            0.00         8,500.00    = purchase payments
                                                                                     being surrendered free,
                                                                                     step 2

                                         CPP =      100,000.00        91,500.00

STEP 5. We calculate the Surrender
        Charges:

                 Chargeable Purchase Payments:      100,000.00        91,500.00

                  Surrender Charge Percentage:               7%               7%

                             Surrender Charge:        7,000.00         6,405.00

STEP 6.  We calculate the Net Surrender
         Value:                                     120,000.00        80,000.00

                   Contract Value Surrendered:       (7,000.00)       (6,405.00)

                Contract Charge (assessed upon
                              full surrender):          (30.00)          (30.00)

                  Net Full Surrender Proceeds:      112,970.00        73,565.00


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

PARTIAL SURRENDER CHARGE CALCULATION - TEN-YEAR SURRENDER CHARGE SCHEDULE:

This is an example of how we calculate the surrender charge for a partial surrender on a RAVA Advantage Plus contract with a ten-year surrender charge schedule with the following history:


-    we receive a single $100,000 purchase payment on Jan. 1, 2006; and

- you request a partial surrender of $50,000 on July 1, 2009. The surrender charge percentage is 7.0%; and

-    you have made no surrenders prior to July 1, 2009.


WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:


                                                   CONTRACT        CONTRACT
                                                   WITH GAIN       WITH LOSS
             Contract Value at time of partial
                                     surrender:    $120,000.00      $80,000.00

           Contract Value on prior anniversary:     115,000.00       85,000.00

STEP 1. We determine the Total Free Amount
        (TFA) available in the contract as the
        greatest of the earnings or 10% of the
        prior anniversary value:
                      Earnings in the contract:      20,000.00            0.00

 10% of the prior anniversary's contract value:      11,500.00        8,500.00
                                                 -------------   -------------
                             Total Free Amount:      20,000.00        8,500.00

STEP 2. We determine the TFA that is from Purchase Payments:

                             Total Free Amount:      20,000.00        8,500.00

                      Earnings in the contract:      20,000.00            0.00

Purchase Payments being Surrendered Free (PPF):           0.00        8,500.00

STEP 3. We calculate the Premium Ratio (PR):

             PR = [WD-TFA] / [CV-TFA]

                                          WD =       50,000.00        50,000.00    = the amount of the
                                                                                     surrender

                                         TFA =       20,000.00         8,500.00    = the total free amount,
                                                                                     step 1

                                          CV =      120,000.00        80,000.00    = the contract value at the
                                                                                     time of surrender

                                          PR =              30%              58%   = the premium ratio

STEP 4. We calculate the Chargeable Purchase
        Payments being Surrendered (CPP):

             CPP = PR x (PP - PPF)

                                          PR =              30%              58%   = premium ratio, step 3

                                          PP =      100,000.00       100,000.00    = purchase payments not
                                                                                     previously surrendered

                                         PPF =            0.00         8,500.00    = purchase payments
                                                                                     being surrendered free,
                                                                                     step 2

                                         CPP =       30,000.00        53,108.39    = chargeable purchase
                                                                                     payments being
                                                                                     surrendered

STEP 5. We calculate the Surrender Charges:

                  Chargeable Purchase Payments:      30,000.00        53,108.39

                   Surrender Charge Percentage:              7%              7%

                              Surrender Charge:          2,100            3,718

STEP 6. We calculate the Net Surrender Value:

                    Contract Value Surrendered:      50,000.00        50,000.00

                              Surrender Charge:      (2,100.00)       (3,717.59)

                   Net Full Surrender Proceeds:      47,900.00        46,282.41


--------------------------------------------------------------------------------
79 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

FULL SURRENDER CHARGE CALCULATION -- THREE-YEAR SURRENDER CHARGE SCHEDULE:

This is an example of how we calculate the surrender charge for a full surrender on a RAVA Select Plus contract with a three-year surrender charge schedule with the following history:


-    we receive a single $100,000 purchase payment on Jan. 1, 2006; and

- you surrender the contract for its total value on July 1, 2007. The surrender charge percentage in the year after a purchase payment is 7.0%; and

-    you have made no surrenders prior to July 1, 2007.


WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:


                                                   CONTRACT        CONTRACT
                                                   WITH GAIN       WITH LOSS
      Contract Value at time of full surrender:    $120,000.00      $80,000.00

           Contract Value on prior anniversary:     115,000.00       85,000.00

STEP 1. We determine the Total Free Amount
        (TFA) available in the contract as the
        greatest of the earnings or 10% of the
        prior anniversary value:

                      Earnings in the Contract:      20,000.00            0.00

 10% of the prior anniversary's contract value:      11,500.00        8,500.00
                                                 -------------   -------------
                             Total Free Amount:      20,000.00        8,500.00

STEP 2. We determine the TFA and Amount Free that is from Purchase Payments:

                             Total Free Amount:      20,000.00        8,500.00

                      Earnings in the contract:      20,000.00            0.00

Purchase Payments being Surrendered Free (PPF):           0.00        8,500.00

STEP 3. We calculate the Premium Ratio (PR):

             PR = [WD-TFA] / [CV-TFA]

                                          WD =      120,000.00        80,000.00    = the amount of the
                                                                                     surrender

                                         TFA =       20,000.00         8,500.00    = the total free amount,
                                                                                     step 1

                                          CV =      120,000.00        80,000.00    = the contract value at the
                                                                                     time of the surrender

                                          PR =             100%             100%

STEP 4. We calculate Chargeable Purchase
        Payments being Surrendered (CPP):

                           CPP = PR x (PP-PPF)

                                          PR =             100%             100%   = premium ratio, step 3

                                          PP =      100,000.00       100,000.00    = purchase payments not
                                                                                     previously surrendered

                                         PPF =            0.00         8,500.00    = purchase payments
                                                                                     being surrendered free,
                                                                                     step 2

                                         CPP =      100,000.00        91,500.00

STEP 5. We calculate the Surrender Charges:

                  Chargeable Purchase Payments:     100,000.00        91,500.00

                   Surrender Charge Percentage:              7%              7%

                              Surrender Charge:       7,000.00         6,405.00

STEP 6. We calculate the Net Surrender Value:       120,000.00        80,000.00

                    Contract Value Surrendered:      (7,000.00)       (6,405.00)

Contract Charge (assessed upon full surrender):         (30.00)          (30.00)

                   Net Full Surrender Proceeds:     112,970.00        73,565.00


--------------------------------------------------------------------------------
80 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

PARTIAL SURRENDER CHARGE CALCULATION -- THREE-YEAR SURRENDER CHARGE SCHEDULE:

This is an example of how we calculate the surrender charge for a partial surrender on a RAVA Select Plus contract with a three-year surrender charge schedule with the following history:


-    we receive a single $100,000 purchase payment on Jan. 1, 2006; and

- you request a partial surrender of $50,000 on July 1, 2007. The surrender charge percentage is 7.0%; and

-    you have made no surrenders prior to July 1, 2007.


WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:


                                                    CONTRACT          CONTRACT
                                                   WITH GAIN          WITH LOSS
  Contract Value at time of partial surrender:     $120,000.00      $80,000.00

          Contract Value on prior anniversary:      115,000.00       85,000.00

STEP 1. We determine the Total Free Amount
        (TFA) available in the contract as the
        greatest of the earnings or 10% of the
        prior anniversary value:

                     Earnings in the contract:       20,000.00            0.00

10% of the prior anniversary's contract value:       11,500.00        8,500.00
                                                 -------------   -------------
                            Total Free Amount:       20,000.00        8,500.00

STEP 2. We determine the Amount Free that is from Purchase Payments:

                            Total Free Amount:       20,000.00        8,500.00

                     Earnings in the contract:       20,000.00            0.00

Purchase Payments being Surrendered Free (PPF):           0.00        8,500.00

STEP 3. We calculate the Premium Ratio (PR):

             PR = [WD-TFA] / [CV-TFA]

                                          WD =       50,000.00        50,000.00    = the amount of the
                                                                                     surrender

                                         TFA =       20,000.00         8,500.00    = the total free amount,
                                                                                     step 1

                                          CV =      120,000.00        80,000.00    = the contract value at the
                                                                                     time of surrender

                                          PR =              30%              58%   = the premium ratio

STEP 4. We calculate the Chargeable Purchase
        Payments being Surrendered (CPP):

             CPP = PR x (PP - PPF)

                                          PR =              30%              58%   = premium ratio, step 3

                                          PP =      100,000.00       100,000.00    = purchase payments not
                                                                                     previously surrendered

                                         PPF =            0.00         8,500.00    = purchase payments
                                                                                     being surrendered free,
                                                                                     step 2

                                         CPP =       30,000.00        53,108.39    = chargeable purchase
                                                                                     payments being
                                                                                     surrendered

STEP 5. We calculate the Surrender Charges:

                 Chargeable Purchase Payments:       30,000.00        53,108.39

                  Surrender Charge Percentage:               7%               7%

                             Surrender Charge:           2,100            3,718

STEP 6. We calculate the Net Surrender Value:

                   Contract Value Surrendered:       50,000.00        50,000.00

                             Surrender Charge:       (2,100.00)       (3,717.00)

                  Net Full Surrender Proceeds:       47,900.00        46,282.41


--------------------------------------------------------------------------------
81 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

APPENDIX C: EXAMPLE -- OPTIONAL BENEFITS

EXAMPLE -- ACCUMULATION BENEFIT

The following example shows how the Accumulation Benefit rider works based on hypothetical values. It is not intended to depict investment performance of the contract.

The example assumes:

- You purchase the contract (with the Accumulation Benefit rider) with a payment of $100,000. No purchase payment credit applies.

-    You make no additional purchase payments.


-    You do not exercise the Elective Step-up option.


-    The Accumulation Benefit rider fee is 0.60%.

                          ASSUMED NET      PARTIAL SURRENDER        ADJUSTED                        ACCUMULATION
END OF CONTRACT YEAR     RATE OF RETURN   (BEGINNING OF YEAR)   PARTIAL SURRENDER       MCAV       BENEFIT AMOUNT   CONTRACT VALUE
        1                       12%                       0                0           100,000             0           111,328

        2                       15%                       0                0           102,422             0           127,259

        3                        3%                       0                0           104,861             0           130,290

        4                       -8%                       0                0           104,861             0           119,148

        5                      -15%                       0                0           104,861             0           100,647

        6                       20%                   2,000            2,084           102,778             0           117,666

        7                       15%                       0                0           108,252             0           134,504

        8                      -10%                       0                0           108,252             0           120,327

        9                      -20%                   5,000            4,498           103,754             0            91,639

       10                      -12%                       0                0           103,754        23,734           103,754

EXAMPLE -- WITHDRAWAL BENEFIT

The following example shows how the Withdrawal Benefit rider works based on hypothetical values. It is not intended to depict investment performance of the contract.

The example assumes:

- You purchase the RAVA Select contract (with the Withdrawal Benefit rider) with a payment of $100,000. No purchase payment credit applies.

-    You make no additional purchase payments.

-    The contract earns a net return of -5%.

-    The Withdrawal Benefit rider fee is 0.60%.

- You take withdrawals equal to the GBP (which is 7% of the GBA or $7,000) at the beginning of each contract year until the RBA is exhausted.

                  CONTRACT VALUE           WITHDRAWAL        CONTRACT VALUE
CONTRACT YEAR   (BEGINNING OF YEAR)   (BEGINNING OF YEAR)    (END OF YEAR)       GBA        RBA
        1                  $100,000                $7,000            $87,820   $100,000    $93,000

        2                    87,820                 7,000             76,318    100,000     86,000

        3                    76,318                 7,000             65,457    100,000     79,000

        4                    65,457                 7,000             55,201    100,000     72,000

        5                    55,201                 7,000             45,516    100,000     65,000

        6                    45,516                 7,000             36,371    100,000     58,000

        7                    36,371                 7,000             27,735    100,000     51,000

        8                    27,735                 7,000             19,550    100,000     44,000

        9                    19,550                 7,000             11,821    100,000     37,000

       10                    11,821                 7,000              4,523    100,000     30,000

       11                     4,523                 7,000                  0    100,000     23,000

       12                         0                 7,000                  0    100,000     16,000

       13                         0                 7,000                  0    100,000      9,000

       14                         0                 7,000                  0    100,000      2,000

       15                         0                 2,000                  0    100,000          0

--------------------------------------------------------------------------------
82 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- ROPP DEATH BENEFIT


     - You purchase the contract (with the ROPP rider) with a payment of $20,000 on Jan. 1, 2006.

     - On March 1, 2007 the contract value falls to $18,000, at which point you take a $1,500 partial surrender, leaving a contract value of $16,500.

               We calculate the death benefit on March 1, 2007 as follows:


               The total purchase payments minus adjustments for partial surrenders:

               Total purchase payments                            $20,000

               minus adjusted partial surrenders, calculated as:

               $1,500 X $20,000
               ---------------- =                                 - 1,667
                   $18,000                                        -------

               for a death benefit of:                            $18,333

EXAMPLE -- MAV DEATH BENEFIT


- You purchase the contract (with the MAV rider) with a payment of $20,000 on Jan. 1, 2006.

- On Jan. 1, 2007 (the first contract anniversary) the contract value grows to $24,000.

- On March 1, 2007 the contract value falls to $22,000, at which point you take a $1,500 partial surrender, leaving a contract value of $20,500.

               We calculate the death benefit on March 1, 2007 as follows:


               The maximum anniversary value immediately preceding the date of death plus any payments made since that anniversary minus adjusted partial surrenders:

               Greatest of your contract anniversary
                contract values:                                  $24,000

               plus purchase payments made since that
                                          anniversary:                + 0

               minus adjusted partial surrenders, calculated as:

               $1,500 X $24,000
               ---------------- =                                 - 1,636
                    $22,000                                       -------

               for a death benefit of:                            $22,364

EXAMPLE -- 5-YEAR MAV DEATH BENEFIT


     - You purchase the contract (with the 5-Year MAV rider) with a payment of $20,000 on Jan. 1, 2006.

     - On Jan. 1, 2011 (the fifth contract anniversary) the contract value grows to $30,000.

     - On March 1, 2011 the contract value falls to $25,000, at which point you take a $1,500 partial surrender, leaving a contract value of $23,500.

               We calculate the death benefit on March 1, 2011 as follows:


               The maximum 5-year anniversary value immediately preceding the date of death plus any payments made since that anniversary minus adjusted partial surrenders:

               Greatest of your 5-year contract anniversary
                contract values:                                  $30,000

               plus purchase payments made since that
                anniversary:                                          + 0

               minus adjusted partial surrenders, calculated as:

               $1,500 X $30,000
               ---------------- =                                 - 1,800
                   $25,000                                        -------

               for a death benefit of:                            $28,200

--------------------------------------------------------------------------------
83 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- EEB DEATH BENEFIT


- You purchase the contract with a payment of $100,000 on Jan. 1, 2006 and you are under age 70. You select the seven-year surrender charge schedule, the MAV and the EEB.

- On July 1, 2006 the contract value grows to $105,000. The death benefit on July 1, 2006 equals the standard death benefit, which is the contract value less purchase payment credits reversed, or $104,000. You have not reached the first contract anniversary so the EEB does not provide any additional benefit at this time.

- On Jan. 1, 2007 the contract value grows to $110,000. The death benefit on Jan. 1, 2007 equals:


     MAV death benefit amount (contract value):                  $110,000

     plus the EEB which equals 40% of earnings at death
          (MAV death benefit amount minus payments not previously surrendered):

          0.40 X ($110,000 - $100,000) =                           +4,000
                                                                 --------
     Total death benefit of:                                     $114,000


- On Jan. 1, 2008 the contract value falls to $105,000. The death benefit on Jan. 1, 2008 equals:


     MAV death benefit amount (maximum anniversary value):       $110,000

     plus the EEB (40% of earnings at death):

          0.40 x ($110,000 - $100,000) =                           +4,000
                                                                 --------
     Total death benefit of:                                     $114,000


- On Feb. 1, 2008 the contract value remains at $105,000 and you request a partial surrender, including the applicable 7% surrender charge, of $50,000. We will surrender $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the surrender is subject to a 7% surrender charge because your purchase payment is two years old, so we will surrender $39,500 ($36,735 + $2,765 in surrender charges) from your contract value. Altogether, we will surrender $50,000 and pay you $47,235. We calculate purchase payments not previously surrendered as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial surrender is contract earnings). The death benefit on Feb. 1, 2011 equals:


     MAV death benefit amount (maximum anniversary value adjusted for partial surrenders):

                    ($50,000 X $110,000)
        $110,000  -  ------------------  =                        $57,619
                          $105,000

     plus the EEB (40% of earnings at death):
        0.40 X ($57,619 - $55,000) =                               +1,048
                                                                  -------
     Total death benefit of:                                      $58,667


- On Jan. 1, 2009 the contract value falls by $40,000. The death benefit on Jan. 1, 2009 equals the death benefit on Feb. 1, 2008. The reduction in contract value has no effect.

- On Jan. 1, 2015 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously surrendered that are one or more years old. The death benefit on Jan. 1, 2015 equals:


     MAV death benefit amount (contract value):                  $200,000

     plus the EEB (40% of earnings at death)

        0.40 X 2.50 X ($55,000) =                                 +55,000
                                                                 --------
     Total death benefit of:                                     $255,000


- On July 1, 2015 you make an additional purchase payment of $50,000 and your contract value grows to $250,500. The new purchase payment is less than one year old and so it has no effect on the EEB. The death benefit on July 1, 2015 equals:


     MAV death benefit amount (contract value less
     purchase payment credits reversed)                          $250,000

     plus the EEB (40% of earnings at death)
        0.40 X 2.50 X ($55,000) =                                 +55,000
                                                                 --------
     Total death benefit of:                                     $305,000

--------------------------------------------------------------------------------
84 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

- On July 1, 2016 the contract value remains $250,500 and the "new" purchase payment is one year old. The value of the EEB changes. The death benefit on July 1, 2016 equals:


     MAV death benefit amount (contract value):                  $250,500

        plus the EEB which equals 40% of earnings
        at death (the standard death benefit amount
        minus payments not previously surrendered):
        0.40 X ($250,500 - $105,000) =                            +58,200
                                                                 --------
     Total death benefit of:                                     $308,700

EXAMPLE -- EEP DEATH BENEFIT


- You purchase the contract with an exchange purchase payment of $100,000 on Jan. 1, 2006 and you are under age 70. You select the seven-year surrender charge schedule, the MAV and the EEP.

- On July 1, 2006 the contract value grows to $105,000. The death benefit on July 1, 2006 equals the standard death benefit amount, which is the contract value less purchase payment credits reversed, or $104,000. You have not reached the first contract anniversary so neither the EEP Part I nor Part II provides any additional benefit at this time.

- On Jan. 1, 2007 the contract value grows to $110,000. You have not reached the second contract anniversary so the EEP Part II does not provide any additional benefit at this time. The death benefit on Jan. 1, 2007 equals:


     MAV death benefit amount (contract value):                  $110,000

     plus the EEP Part I which equals 40% of earnings
        at death (the MAV death benefit amount minus
        purchase payments not previously surrendered):
        0.40 X ($110,000 - $100,000) =                             +4,000
                                                                 --------
     Total death benefit of:                                     $114,000


- On Jan. 1, 2008 the contract value falls to $105,000. The death benefit on Jan. 1, 2008 equals:


     MAV death benefit amount (maximum anniversary value):       $110,000

     plus the EEP Part I (40% of earnings at death):
        0.40 X ($110,000 - $100,000) =                             +4,000

     plus the EEP Part II which in the third contract
        year equals 10% of exchange purchase payments
        identified at issue and not previously surrendered:
        0.10 X $100,000 =                                         +10,000
                                                                 --------
     Total death benefit of:                                     $124,000


- On Feb. 1, 2008 the contract value remains at $105,000 and you request a partial surrender, including the applicable 7% surrender charge, of $50,000. We will surrender $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the surrender is subject to a 7% surrender charge because your purchase payment is two years old, so we will surrender $39,500 ($36,735 + $2,765 in surrender charges) from your contract value. Altogether, we will surrender $50,000 and pay you $47,235. We calculate purchase payments not previously surrendered as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial surrender is contract earnings). The death benefit on Feb. 1, 2008 equals:


MAV death benefit amount (maximum anniversary value adjusted for partial surrenders):

                     ($50,000 x $110,000)
          $110,000 - ------------------- =                        $57,619
                          $105,000

     plus the EEP Part I (40% of earnings at death):
        0.40 x ($57,619 - $55,000) =                               +1,048

     plus the EEP Part II which in the third contract
        year equals 10% of exchange purchase payments
        identified at issue and not previously
        surrendered:
        0.10 X $55,000 =                                           +5,500
                                                                  -------

     Total death benefit of:                                      $64,167


- On Jan. 1, 2009 the contract value falls by $40,000. The death benefit on Jan. 1, 2009 equals the death benefit on Feb. 1, 2008. The reduction in contract value has no effect.


--------------------------------------------------------------------------------
85 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

- On Jan. 1, 2015 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously surrendered that are one or more years old. Because we are beyond the fourth contract anniversary the EEP also reaches its maximum of 20%. The death benefit on Jan. 1, 2015 equals:


     MAV death benefit amount (contract value):                  $200,000

     plus the EEP Part I (40% of earnings at death)
        .40 x (2.50 x $55,000) =                                  +55,000

     plus the EEP Part II which after the fourth contract
        year equals 20% of exchange purchase payments
        identified at issue and not previously surrendered:
        0.20 x $55,000 =                                          +11,000
                                                                 --------
     Total death benefit of:                                     $266,000


- On July 1, 2015 you make an additional purchase payment of $50,000 and your contract value grows to $250,500. The new purchase payment is less than one year old and so it has no effect on either the EEP Part I or EEP Part II. The death benefit on July 1, 2015 equals:


     MAV death benefit amount (contract value less purchase
        payment credits reversed):                               $250,000

     plus the EEP Part I (40% of earnings at death)
        .40 x (2.50 x $55,000)=                                   +55,000

     plus the EEP Part II, which after the fourth
        contract year equals 20% of exchange purchase
        payments identified at issue and not previously
        surrendered: 0.20 x $55,000 =                             +11,000
                                                                 --------
     Total death benefit of:                                     $316,000


- On July 1, 2016 the contract value remains $250,500 and the "new" purchase payment is one year old. The value of the EEP Part I changes but the value of the EEP Part II remains constant. The death benefit on July 1, 2016 equals:


     MAV death benefit amount (contract value):                  $250,500

     plus the EEP Part I which equals 40% of earnings at
        death (the MAV death benefit minus payments not
        previously surrendered):
        0.40 x ($250,500 - $105,000) =                            +58,200

     plus the EEP Part II, which after the fourth
        contract year equals 20% of exchange purchase
        payments identified at issue and not previously
        surrendered: 0.20 x $55,000 =                             +11,000
                                                                 --------
     Total death benefit of:                                     $319,700

--------------------------------------------------------------------------------
86 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

APPENDIX D: CONDENSED FINANCIAL INFORMATION
(UNAUDITED)

The following tables give per-unit information about the financial history of each subaccount. The date in which operations commenced in each price level is noted in parentheses.

We have not provided this information for subaccounts that were not available under your contract as of Dec. 31, 2005.

VARIABLE ACCOUNT CHARGES OF 0.55% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.



YEAR ENDED DEC. 31,                                    2005       2004       2003       2002       2001       2000       1999
AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (8/13/2001)
Accumulation unit value at beginning of period         $ 1.00     $ 0.94      $0.73      $0.98      $1.00         --         --
Accumulation unit value at end of period               $ 1.08     $ 1.00      $0.94      $0.73      $0.98         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                             1,554        110         85          4          6         --         --
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (8/13/2001)
Accumulation unit value at beginning of period         $ 1.18     $ 1.03      $0.77      $0.98      $1.00         --         --
Accumulation unit value at end of period               $ 1.28     $ 1.18      $1.03      $0.77      $0.98         --         --
Number of accumulation units outstanding at end
of period (000 omitted)                                   141        107        284        180          3         --         --
AIM V.I. FINANCIAL SERVICES FUND, SERIES I SHARES (8/13/2001)
Accumulation unit value at beginning of period         $ 1.14     $ 1.06      $0.82      $0.97      $1.00         --         --
Accumulation unit value at end of period               $ 1.20     $ 1.14      $1.06      $0.82      $0.97         --         --
Number of accumulation units outstanding at end
of period (000 omitted)                                   140        132         66          3         --         --         --
AIM V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (11/1/2005)
Accumulation unit value at beginning of period         $ 1.00         --         --         --         --         --         --
Accumulation unit value at end of period               $ 1.09         --         --         --         --         --         --
Number of accumulation units outstanding at end
of period (000 omitted)                                     5         --         --         --         --         --         --
AIM V.I. TECHNOLOGY FUND, SERIES I SHARES (8/13/2001)
Accumulation unit value at beginning of period         $ 0.72     $ 0.69      $0.48      $0.91      $1.00         --         --
Accumulation unit value at end of period               $ 0.73     $ 0.72      $0.69      $0.48      $0.91         --         --
Number of accumulation units outstanding at end
of period (000 omitted)                                   532        249         96          3         --         --         --
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (11/1/2005)
Accumulation unit value at beginning of period         $ 1.00         --         --         --         --         --         --
Accumulation unit value at end of period               $ 1.06         --         --         --         --         --         --
Number of accumulation units outstanding at end
of period (000 omitted)                                   144         --         --         --         --         --         --
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (8/13/2001)
Accumulation unit value at beginning of period         $ 1.09     $ 0.98      $0.75      $0.97      $1.00         --         --
Accumulation unit value at end of period               $ 1.13     $ 1.09      $0.98      $0.75      $0.97         --         --
Number of accumulation units outstanding at end
of period (000 omitted)                                 1,186        726        969        310        136         --         --
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (8/13/2001)
Accumulation unit value at beginning of period         $ 1.64     $ 1.32      $0.92      $0.98      $1.00         --         --
Accumulation unit value at end of period               $ 1.90     $ 1.64      $1.32      $0.92      $0.98         --         --
Number of accumulation units outstanding at end
of period (000 omitted)                                 2,607        984        472        606        210         --         --
AMERICAN CENTURY VP INTERNATIONAL, CLASS II (8/13/2001)
Accumulation unit value at beginning of period         $ 1.04     $ 0.91      $0.74      $0.93      $1.00         --         --
Accumulation unit value at end of period               $ 1.17     $ 1.04      $0.91      $0.74      $0.93         --         --
Number of accumulation units outstanding at end
of period (000 omitted)                                   314        127          5        254          1         --         --
AMERICAN CENTURY VP ULTRA(R), CLASS II (11/1/2005)
Accumulation unit value at beginning of period         $ 1.00         --         --         --         --         --         --
Accumulation unit value at end of period               $ 1.04         --         --         --         --         --         --
Number of accumulation units outstanding at end
of period (000 omitted)                                   618         --         --         --         --         --         --
AMERICAN CENTURY VP VALUE, CLASS II (8/13/2001)
Accumulation unit value at beginning of period         $ 1.31     $ 1.15      $0.90      $1.04      $1.00         --         --
Accumulation unit value at end of period               $ 1.36     $ 1.31      $1.15      $0.90      $1.04         --         --
Number of accumulation units outstanding at end
of period (000 omitted)                                 1,104      1,064        673        483        146         --         --
CALVERT VARIABLE SERIES, INC. SOCIAL BALANCED PORTFOLIO (5/1/2000)
Accumulation unit value at beginning of period         $ 1.00     $ 0.93      $0.78      $0.89      $0.96     $ 1.00         --
Accumulation unit value at end of period               $ 1.05     $ 1.00      $0.93      $0.78      $0.89     $ 0.96         --
Number of accumulation units outstanding at end
of period (000 omitted)                                     5         54          8          8          6          5         --


--------------------------------------------------------------------------------
87 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.55% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                    2005       2004       2003       2002       2001       2000       1999
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B* (2/4/2004)


Accumulation unit value at beginning of period         $ 1.06     $ 1.00         --         --         --         --         --
Accumulation unit value at end of period               $ 1.08     $ 1.06         --         --         --         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                               499         89         --         --         --         --         --

*COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B MERGED INTO NATIONS HIGH YIELD BOND PORTFOLIO ON APRIL 28, 2006. ON
 MAY 1, 2006, NATIONS HIGH YIELD BOND PORTFOLIO CHANGED ITS NAME TO COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B.

EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 2 (2/4/2004)
Accumulation unit value at beginning of period         $ 1.15     $ 1.00         --         --         --         --         --
Accumulation unit value at end of period               $ 1.32     $ 1.15         --         --         --         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                               661         76         --         --         --         --         --
FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO SERVICE CLASS 2 (8/13/2001)
Accumulation unit value at beginning of period         $ 1.06     $ 1.01     $ 0.83      $1.00      $1.00         --         --
Accumulation unit value at end of period               $ 1.14     $ 1.06     $ 1.01      $0.83      $1.00         --         --
Number of accumulation units outstanding at end of
period (000 omitted)                                    1,338        994        432        233        132         --         --
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (8/13/2001)
Accumulation unit value at beginning of period         $ 1.59     $ 1.28     $ 0.93      $1.04      $1.00         --         --
Accumulation unit value at end of period               $ 1.86     $ 1.59     $ 1.28      $0.93      $1.04         --         --
Number of accumulation units outstanding at end
of period (000 omitted)                                 2,702      1,034        510        325        132         --         --
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (8/13/2001)
Accumulation unit value at beginning of period         $ 1.20     $ 1.06     $ 0.75      $0.95      $1.00         --         --
Accumulation unit value at end of period               $ 1.42     $ 1.20     $ 1.06      $0.75      $0.95         --         --
Number of accumulation units outstanding at end
of period (000 omitted)                                   728        573        205        324          7         --         --
FTVIPT FRANKLIN REAL ESTATE FUND - CLASS 2 (9/15/1999)
Accumulation unit value at beginning of period         $ 2.42     $ 1.85     $ 1.37      $1.35      $1.26      $0.96      $1.00
Accumulation unit value at end of period               $ 2.73     $ 2.42     $ 1.85      $1.37      $1.35      $1.26      $0.96
Number of accumulation units outstanding at end
of period (000 omitted)                                   667        487        349        205        211        148          4
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (9/15/1999)
Accumulation unit value at beginning of period         $ 1.98     $ 1.61     $ 1.22      $1.35      $1.20      $0.96      $1.00
Accumulation unit value at end of period               $ 2.14     $ 1.98     $ 1.61      $1.22      $1.35      $1.20      $0.96
Number of accumulation units outstanding
at end of period (000 omitted)                            593        414        242        282        150          9          2
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (8/13/2001)
Accumulation unit value at beginning of period         $ 1.18     $ 1.05     $ 0.85      $0.97      $1.00         --         --
Accumulation unit value at end of period               $ 1.30     $ 1.18     $ 1.05      $0.85      $0.97         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                               716        533        667        130         --         --         --
GOLDMAN SACHS VIT MID CAP VALUE FUND (9/15/1999)
Accumulation unit value at beginning of period         $ 2.09     $ 1.67     $ 1.31      $1.38      $1.24      $0.95      $1.00
Accumulation unit value at end of period               $ 2.34     $ 2.09     $ 1.67      $1.31      $1.38      $1.24      $0.95
Number of accumulation units outstanding
at end of period (000 omitted)                          1,930        834        639        450        200         15          8
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND (9/15/1999)
(PREVIOUSLY GOLDMAN SACHS VIT CORE(SM) U.S. EQUITY FUND)
Accumulation unit value at beginning of period         $ 0.99     $ 0.87     $ 0.67      $0.87      $0.99      $1.10      $1.00
Accumulation unit value at end of period               $ 1.05     $ 0.99     $ 0.87      $0.67      $0.87      $0.99      $1.10
Number of accumulation units outstanding at end
of period (000 omitted)                                 3,019      1,522        735        694        943        577        170
LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO (9/15/1999)
Accumulation unit value at beginning of period         $ 0.94     $ 0.83     $ 0.65      $0.73      $0.96      $1.07      $1.00
Accumulation unit value at end of period               $ 1.04     $ 0.94     $ 0.83      $0.65      $0.73      $0.96      $1.07
Number of accumulation units outstanding at
end of period (000 omitted)                             1,238      1,236      2,397        636        253         57          8
LEGG MASON PARTNERS VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS II (11/1/2005)
(PREVIOUSLY SALOMON BROTHERS SMALL CAP GROWTH FUND, CLASS II)
Accumulation unit value at beginning of period         $ 1.00         --         --         --         --         --         --
Accumulation unit value at end of period               $ 1.06         --         --         --         --         --         --
Number of accumulation units outstanding
at end of period (000 omitted)                             --         --         --         --         --         --         --
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (5/1/2000)
Accumulation unit value at beginning of period         $ 0.64     $ 0.59     $ 0.49      $0.68      $0.91      $1.00         --
Accumulation unit value at end of period               $ 0.67     $ 0.64     $ 0.59      $0.49      $0.68      $0.91         --
Number of accumulation units outstanding
at end of period (000 omitted)                            640        522        874        785        913        533         --


--------------------------------------------------------------------------------
88 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.55% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                    2005       2004       2003       2002       2001       2000       1999
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (5/1/2000)
Accumulation unit value at beginning of period         $ 0.86     $ 0.81     $ 0.61     $ 0.90     $ 0.96     $ 1.00         --
Accumulation unit value at end of period               $ 0.90     $ 0.86     $ 0.81     $ 0.61     $ 0.90     $ 0.96         --
Number of accumulation units outstanding at
end of period (000 omitted)                               558        576        622        485        548        352         --
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (2/4/2004)
Accumulation unit value at beginning of period         $ 1.10     $ 1.00         --         --         --         --         --
Accumulation unit value at end of period               $ 1.12     $ 1.10         --         --         --         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                               291         92         --         --         --         --         --
MFS(R) UTILITIES SERIES - SERVICE CLASS (8/13/2001)
Accumulation unit value at beginning of period         $ 1.19     $ 0.92     $ 0.68     $ 0.89     $ 1.00         --         --
Accumulation unit value at end of period               $ 1.38     $ 1.19     $ 0.92     $ 0.68     $ 0.89         --         --
Number of accumulation units outstanding
at end of period (000 omitted)                            588        211        139        139        138         --         --
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit value at beginning of period         $ 1.16     $ 1.00         --         --         --         --         --
Accumulation unit value at end of period               $ 1.31     $ 1.16         --         --         --         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                               756        158         --         --         --         --         --
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit value at beginning of period         $ 1.16     $ 1.00         --         --         --         --         --
Accumulation unit value at end of period               $ 1.26     $ 1.16         --         --         --         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                               643        432         --         --         --         --         --
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE  SHARES (2/4/2004)
Accumulation unit value at beginning of period         $ 1.07     $ 1.00         --         --         --         --         --
Accumulation unit value at end of period               $ 1.09     $ 1.07         --         --         --         --         --
Number of accumulation units outstanding
at end of period (000 omitted)                          3,173        403         --         --         --         --         --
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (8/13/2001)
Accumulation unit value at beginning of period         $ 0.98     $ 0.92     $ 0.78     $ 0.98     $ 1.00         --         --
Accumulation unit value at end of period               $ 1.10     $ 0.98     $ 0.92     $ 0.78     $ 0.98         --         --
Number of accumulation units outstanding
at end of period (000 omitted)                            218         67        170        145        129         --         --
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (8/13/2001)
Accumulation unit value at beginning of period         $ 1.16     $ 1.01     $ 0.79     $ 0.96     $ 1.00         --         --
Accumulation unit value at end of period               $ 1.30     $ 1.16     $ 1.01     $ 0.79     $ 0.96         --         --
Number of accumulation units outstanding
at end of period (000 omitted)                            145        194        207        881        418         --         --
PUTNAM VT VISTA FUND - CLASS IB SHARES (9/15/1999)
Accumulation unit value at beginning of period         $ 0.92     $ 0.78     $ 0.59     $ 0.86     $ 1.29     $ 1.36     $ 1.00
Accumulation unit value at end of period               $ 1.03     $ 0.92     $ 0.78     $ 0.59     $ 0.86     $ 1.29     $ 1.36
Number of accumulation units outstanding
at end of period (000 omitted)                            374        375        431        525      1,092      1,330        183
RIVERSOURCE(SM) VARIABLE PORTFOLIO - BALANCED FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - MANAGED FUND)
Accumulation unit value at beginning of period         $ 1.06     $ 0.97     $ 0.81     $ 0.94     $ 1.06     $ 1.09     $ 1.00
Accumulation unit value at end of period               $ 1.10     $ 1.06     $ 0.97     $ 0.81     $ 0.94     $ 1.06     $ 1.09
Number of accumulation units outstanding
at end of period (000 omitted)                            623        257        221        120        296        145         10
RIVERSOURCE(SM) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND)
Accumulation unit value at beginning of period         $ 1.11     $ 1.11     $ 1.11     $ 1.10     $ 1.07     $ 1.01     $ 1.00
Accumulation unit value at end of period               $ 1.13     $ 1.11     $ 1.11     $ 1.11     $ 1.10     $ 1.07     $ 1.01
Number of accumulation units outstanding
at end of period (000 omitted)                          4,504      2,098        447      3,911      5,658      6,615      2,266

*THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR RIVERSOURCE(SM) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND AT DEC. 31, 2005
 WERE 3.04% AND 3.09%, RESPECTIVELY.

RIVERSOURCE(SM) VARIABLE PORTFOLIO - CORE BOND FUND (2/4/2004)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - CORE BOND FUND)
Accumulation unit value at beginning of period         $ 1.02     $ 1.00         --         --         --         --         --
Accumulation unit value at end of period               $ 1.04     $ 1.02         --         --         --         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                               100         73         --         --         --         --         --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND)
Accumulation unit value at beginning of period         $ 1.29     $ 1.24     $ 1.20     $ 1.14     $ 1.06     $ 1.02     $ 1.00
Accumulation unit value at end of period               $ 1.31     $ 1.29     $ 1.24     $ 1.20     $ 1.14     $ 1.06     $ 1.02
Number of accumulation units outstanding
at end of period (000 omitted)                          3,619      2,145      1,691        762        985        410         47


--------------------------------------------------------------------------------
89 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.55% OF THE DAILY NET ASSETS OF THE
VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                    2005       2004       2003       2002       2001       2000       1999
RIVERSOURCE(SM) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND)
Accumulation unit value at beginning of period         $ 1.36     $ 1.16     $ 0.82     $ 1.02     $ 1.01     $ 1.02      $1.00
Accumulation unit value at end of period               $ 1.53     $ 1.36     $ 1.16     $ 0.82     $ 1.02     $ 1.01      $1.02
Number of accumulation units outstanding at
end of period (000 omitted)                             5,165      3,041      1,239      1,262        281        218         23
RIVERSOURCE(SM) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (5/1/2000)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - THREADNEEDLE EMERGING MARKETS FUND)
Accumulation unit value at beginning of period         $ 1.19     $ 0.96     $ 0.69     $ 0.73     $ 0.75     $ 1.00         --
Accumulation unit value at end of period               $ 1.58     $ 1.19     $ 0.96     $ 0.69     $ 0.73     $ 0.75         --
Number of accumulation units outstanding
at end of period (000 omitted)                          1,491        475        115        277          3          1         --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - GLOBAL BOND FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - GLOBAL BOND FUND)
Accumulation unit value at beginning of period         $ 1.46     $ 1.33     $ 1.18     $ 1.04     $ 1.03     $ 1.00      $1.00
Accumulation unit value at end of period               $ 1.38     $ 1.46     $ 1.33     $ 1.18     $ 1.04     $ 1.03      $1.00
Number of accumulation units outstanding
at end of period (000 omitted)                          1,377        741        714        251        249          4          3
RIVERSOURCE(SM) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (9/13/2004)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - INFLATION PROTECTED SECURITIES FUND)
Accumulation unit value at beginning of period         $ 1.03     $ 1.00         --         --         --         --         --
Accumulation unit value at end of period               $ 1.05     $ 1.03         --         --         --         --         --
Number of accumulation units outstanding
at end of period (000 omitted)                          1,455      5,004         --         --         --         --         --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - GROWTH FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - GROWTH FUND)
Accumulation unit value at beginning of period         $ 0.62     $ 0.57     $ 0.47     $ 0.64     $ 0.94     $ 1.17      $1.00
Accumulation unit value at end of period               $ 0.67     $ 0.62     $ 0.57     $ 0.47     $ 0.64     $ 0.94      $1.17
Number of accumulation units outstanding
at end of period (000 omitted)                          6,193      2,153      1,664      1,064      1,285      1,762        401
RIVERSOURCE(SM) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND)
Accumulation unit value at beginning of period         $ 1.22     $ 1.10     $ 0.89     $ 0.95     $ 0.91     $ 1.01      $1.00
Accumulation unit value at end of period               $ 1.26     $ 1.22     $ 1.10     $ 0.89     $ 0.95     $ 0.91      $1.01
Number of accumulation units outstanding
at end of period (000 omitted)                          2,397      2,886      4,230      1,480      1,549      1,186         48
RIVERSOURCE(SM) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (9/13/2004)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND)
Accumulation unit value at beginning of period         $ 1.04     $ 1.00         --         --         --         --         --
Accumulation unit value at end of period               $ 1.07     $ 1.04         --         --         --         --         --
Number of accumulation units outstanding
at end of period (000 omitted)                            493         --         --         --         --         --         --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - THREADNEEDLE INTERNATIONAL FUND)
Accumulation unit value at beginning of period         $ 0.82     $ 0.70     $ 0.55     $ 0.67     $ 0.95     $ 1.27      $1.00
Accumulation unit value at end of period               $ 0.92     $ 0.82     $ 0.70     $ 0.55     $ 0.67     $ 0.95      $1.27
Number of accumulation units outstanding at
end of period (000 omitted)                             1,252        848        143        488         65         81        133
RIVERSOURCE(SM) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND* (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND)
Accumulation unit value at beginning of period         $ 0.80     $ 0.76     $ 0.59     $ 0.76     $ 0.94     $ 1.14      $1.00
Accumulation unit value at end of period               $ 0.85     $ 0.80     $ 0.76     $ 0.59     $ 0.76     $ 0.94      $1.14
Number of accumulation units outstanding
at end of period (000 omitted)                          3,121      1,484        172        202        291        266        872

*RIVERSOURCE(SM) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R) MERGED INTO RIVERSOURCE(SM) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND
 ON MARCH 17, 2006.

RIVERSOURCE(SM) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND (2/4/2004)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND)
Accumulation unit value at beginning of period         $ 1.10     $ 1.00         --         --         --         --         --
Accumulation unit value at end of period               $ 1.14     $ 1.10         --         --         --         --         --
Number of accumulation units outstanding
at end of period (000 omitted)                             92         65         --         --         --         --         --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - MID CAP GROWTH FUND* (5/1/2001)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - EQUITY SELECT FUND)
Accumulation unit value at beginning of period         $ 1.15     $ 1.06     $ 0.87     $ 1.01     $ 1.00         --         --
Accumulation unit value at end of period               $ 1.26     $ 1.15     $ 1.06     $ 0.87     $ 1.01         --         --
Number of accumulation units outstanding
at end of period (000 omitted)                            655        523        578        328         38         --         --

*RIVERSOURCE(SM) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND MERGED INTO RIVERSOURCE(SM) VARIABLE PORTFOLIO - MID CAP GROWTH FUND
 ON MARCH 17, 2006.


--------------------------------------------------------------------------------
90 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.55% OF THE DAILY NET ASSETS OF THE
VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                    2005       2004       2003       2002       2001       2000       1999
RIVERSOURCE(SM) VARIABLE PORTFOLIO - MID CAP VALUE FUND (5/2/2005)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - MID CAP VALUE FUND)
Accumulation unit value at beginning of period         $ 1.00         --         --         --         --         --         --
Accumulation unit value at end of period               $ 1.20         --         --         --         --         --         --
Number of accumulation units outstanding at end
of period (000 omitted)                                   115         --         --         --         --         --         --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R)* (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R))
Accumulation unit value at beginning of period         $ 0.88     $ 0.86     $ 0.69     $ 0.89     $ 1.08     $ 1.19      $1.00
Accumulation unit value at end of period               $ 0.89     $ 0.88     $ 0.86     $ 0.69     $ 0.89     $ 1.08      $1.19
Number of accumulation units outstanding at end
of period (000 omitted)                                 1,645      3,017      3,155      3,029      3,252      3,919        426

*RIVERSOURCE(SM) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R) MERGED INTO RIVERSOURCE(SM) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND
 ON MARCH 17, 2006.

RIVERSOURCE(SM) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (5/1/2000)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND)
Accumulation unit value at beginning of period         $ 0.85     $ 0.77     $ 0.61     $ 0.79     $ 0.90     $ 1.00         --
Accumulation unit value at end of period               $ 0.88     $ 0.85     $ 0.77     $ 0.61     $ 0.79     $ 0.90         --
Number of accumulation units outstanding at
end of period (000 omitted)                             2,054      1,958      1,381        973        770        285         --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - SELECT VALUE FUND (2/4/2004)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - PARTNERS SELECT VALUE FUND)
Accumulation unit value at beginning of period         $ 1.13     $ 1.00         --         --         --         --         --
Accumulation unit value at end of period               $ 1.13     $ 1.13         --         --         --         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                               235        182         --         --         --         --         --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND)
Accumulation unit value at beginning of period         $ 1.23     $ 1.22     $ 1.21     $ 1.15     $ 1.09     $ 1.01      $1.00
Accumulation unit value at end of period               $ 1.24     $ 1.23     $ 1.22     $ 1.21     $ 1.15     $ 1.09      $1.01
Number of accumulation units outstanding at
end of period (000 omitted)                               688        870      1,097      1,275        592          1         10
RIVERSOURCE(SM) VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND)
Accumulation unit value at beginning of period         $ 1.54     $ 1.31     $ 0.89     $ 1.08     $ 1.16     $ 1.12      $1.00
Accumulation unit value at end of period               $ 1.61     $ 1.54     $ 1.31     $ 0.89     $ 1.08     $ 1.16      $1.12
Number of accumulation units outstanding at
end of period (000 omitted)                               514        779        660        393        378        286         28
RIVERSOURCE(SM) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (8/14/2001)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period         $ 1.53     $ 1.28     $ 0.93     $ 1.07     $ 1.00         --         --
Accumulation unit value at end of period               $ 1.61     $ 1.53     $ 1.28     $ 0.93     $ 1.07         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                             2,068        860        982        627        411         --         --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND* (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND)
Accumulation unit value at beginning of period         $ 0.77     $ 0.71     $ 0.55     $ 0.81     $ 1.22     $ 1.52      $1.00
Accumulation unit value at end of period               $ 0.83     $ 0.77     $ 0.71     $ 0.55     $ 0.81     $ 1.22      $1.52
Number of accumulation units outstanding at
end of period (000 omitted)                               147        192        221        386        607        798         33

*RIVERSOURCE(SM) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND MERGED INTO RIVERSOURCE(SM) VARIABLE PORTFOLIO - MID CAP GROWTH
 FUND ON MARCH 17, 2006.

VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO CLASS II SHARES (2/4/2004)
Accumulation unit value at beginning of period         $ 1.15     $ 1.00         --         --         --         --         --
Accumulation unit value at end of period               $ 1.19     $ 1.15         --         --         --         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                             3,642        641         --         --         --         --         --
WANGER INTERNATIONAL SMALL CAP (9/15/1999)
Accumulation unit value at beginning of period         $ 1.40     $ 1.08     $ 0.73     $ 0.85     $ 1.09     $ 1.51      $1.00
Accumulation unit value at end of period               $ 1.69     $ 1.40     $ 1.08     $ 0.73     $ 0.85     $ 1.09      $1.51
Number of accumulation units outstanding at
end of period (000 omitted)                             2,814      1,701      1,136      1,484        769        599        112
WANGER U.S. SMALLER COMPANIES (9/15/1999)
Accumulation unit value at beginning of period         $ 1.62     $ 1.37     $ 0.96     $ 1.17     $ 1.05     $ 1.15      $1.00
Accumulation unit value at end of period               $ 1.79     $ 1.62     $ 1.37     $ 0.96     $ 1.17     $ 1.05      $1.15
Number of accumulation units outstanding at
end of period (000 omitted)                             2,709      1,415      1,250        847        820        990        125


--------------------------------------------------------------------------------
91 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.55% OF THE DAILY NET ASSETS OF THE
VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                      2005       2004       2003       2002       2001       2000       1999
WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND (8/13/2001)
Accumulation unit value at beginning of period          $1.15      $0.98      $0.72      $0.99      $1.00         --         --
Accumulation unit value at end of period                $1.23      $1.15      $0.98      $0.72      $0.99         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                               467        408        445        314        136         --         --
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND (5/1/2001)
Accumulation unit value at beginning of period          $0.93      $0.82      $0.58      $0.94      $1.00         --         --
Accumulation unit value at end of period                $0.98      $0.93      $0.82      $0.58      $0.94         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                                35         10         10          6          2         --         --


--------------------------------------------------------------------------------
92 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.75% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.



YEAR ENDED DEC. 31,                                    2005       2004       2003       2002       2001       2000       1999
AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (8/13/2001)
Accumulation unit value at beginning of period       $   0.99   $   0.94    $  0.73    $  0.98     $ 1.00         --         --
Accumulation unit value at end of period             $   1.07   $   0.99    $  0.94    $  0.73     $ 0.98         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                           134,591     39,117     20,015     11,313      1,710         --         --
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (8/13/2001)
Accumulation unit value at beginning of period       $   1.17   $   1.02    $  0.76    $  0.98     $ 1.00         --         --
Accumulation unit value at end of period             $   1.27   $   1.17    $  1.02    $  0.76     $ 0.98         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                            24,349     20,043     10,924      6,981      1,459         --         --
AIM V.I. FINANCIAL SERVICES FUND, SERIES I SHARES (8/13/2001)
Accumulation unit value at beginning of period       $   1.14   $   1.05    $  0.82    $  0.97     $ 1.00         --         --
Accumulation unit value at end of period             $   1.19   $   1.14    $  1.05    $  0.82     $ 0.97         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                            10,621     10,625      8,724      5,572      1,081         --         --
AIM V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (11/1/2005)
Accumulation unit value at beginning of period       $   1.00         --         --         --         --         --         --
Accumulation unit value at end of period             $   1.09         --         --         --         --         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                               127         --         --         --         --         --         --
AIM V.I. TECHNOLOGY FUND, SERIES I SHARES (8/13/2001)
Accumulation unit value at beginning of period       $   0.72   $   0.69    $  0.48    $  0.91     $ 1.00         --         --
Accumulation unit value at end of period             $   0.73   $   0.72    $  0.69    $  0.48     $ 0.91         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                            31,926     14,454      7,882      3,769        490         --         --
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (11/1/2005)
Accumulation unit value at beginning of period       $   1.00         --         --         --         --         --         --
Accumulation unit value at end of period             $   1.06         --         --         --         --         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                             2,021         --         --         --         --         --         --
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (8/13/2001)
Accumulation unit value at beginning of period       $   1.08   $   0.98    $  0.74    $  0.96     $ 1.00         --         --
Accumulation unit value at end of period             $   1.12   $   1.08    $  0.98    $  0.74     $ 0.96         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                           149,316    125,010     82,114     43,189      5,550         --         --
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (8/13/2001)
Accumulation unit value at beginning of period       $   1.63   $   1.31    $  0.92    $  0.98     $ 1.00         --         --
Accumulation unit value at end of period             $   1.88   $   1.63    $  1.31    $  0.92     $ 0.98         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                           153,107     70,504     34,604     12,313        805         --         --
AMERICAN CENTURY VP INTERNATIONAL, CLASS II (8/13/2001)
Accumulation unit value at beginning of period       $   1.03   $   0.91    $  0.73    $  0.93     $ 1.00         --         --
Accumulation unit value at end of period             $   1.16   $   1.03    $  0.91    $  0.73     $ 0.93         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                            43,612     34,180     21,555     11,378      1,950         --         --
AMERICAN CENTURY VP ULTRA(R), CLASS II (11/1/2005)
Accumulation unit value at beginning of period       $   1.00         --         --         --         --         --         --
Accumulation unit value at end of period             $   1.04         --         --         --         --         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                            10,074         --         --         --         --         --         --
AMERICAN CENTURY VP VALUE, CLASS II (8/13/2001)
Accumulation unit value at beginning of period       $   1.30   $   1.15    $  0.90    $  1.04     $ 1.00         --         --
Accumulation unit value at end of period             $   1.35   $   1.30    $  1.15    $  0.90     $ 1.04         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                           142,660    110,681     74,984     42,497      7,356         --         --
CALVERT VARIABLE SERIES, INC. SOCIAL BALANCED PORTFOLIO (5/1/2000)
Accumulation unit value at beginning of period       $   0.99   $   0.92    $  0.78    $  0.89     $ 0.96     $ 1.00         --
Accumulation unit value at end of period             $   1.04   $   0.99    $  0.92    $  0.78     $ 0.89     $ 0.96         --
Number of accumulation units outstanding at
end of period (000 omitted)                            23,850     20,551     15,315      9,520      4,490      1,283         --
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B* (2/4/2004)
Accumulation unit value at beginning of period       $   1.06   $   1.00         --         --         --         --         --
Accumulation unit value at end of period             $   1.07   $   1.06         --         --         --         --         --
Number of accumulation units outstanding at end
of period (000 omitted)                                47,440     16,517         --         --         --         --         --

*COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B MERGED INTO NATIONS HIGH YIELD BOND PORTFOLIO ON APRIL 28, 2006.
 ON MAY 1, 2006, NATIONS HIGH YIELD BOND PORTFOLIO CHANGED ITS NAME TO COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B.


--------------------------------------------------------------------------------
93 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.75% OF THE DAILY NET ASSETS OF THE
VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                    2005       2004       2003       2002       2001       2000       1999
EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 2 (2/4/2004)
Accumulation unit value at beginning of period       $   1.15   $   1.00         --         --         --         --         --
Accumulation unit value at end of period             $   1.32   $   1.15         --         --         --         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                            15,273      4,245         --         --         --         --         --
FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO SERVICE CLASS 2 (8/13/2001)
Accumulation unit value at beginning of period       $   1.06   $   1.01   $   0.82    $  1.00    $  1.00         --         --
Accumulation unit value at end of period             $   1.13   $   1.06   $   1.01    $  0.82    $  1.00         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                           189,109    187,351    119,284     48,686      6,363         --         --
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE  CLASS 2 (8/13/2001)
Accumulation unit value at beginning of period       $   1.58   $   1.27   $   0.93    $  1.04    $  1.00         --         --
Accumulation unit value at end of period             $   1.85   $   1.58   $   1.27    $  0.93    $  1.04         --         --
Number of accumulation units outstanding
at end of period (000 omitted)                        260,492    188,565    109,647     50,458      6,903         --         --
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (8/13/2001)
Accumulation unit value at beginning of period       $   1.19   $   1.06   $   0.75    $  0.95    $  1.00         --         --
Accumulation unit value at end of period             $   1.40   $   1.19   $   1.06    $  0.75    $  0.95         --         --
Number of accumulation units outstanding
at end of period (000 omitted)                         70,878     66,935     31,322     13,157      2,147         --         --
FTVIPT FRANKLIN REAL ESTATE FUND - CLASS 2 (9/15/1999)
Accumulation unit value at beginning of period       $   2.39   $   1.83   $   1.36    $  1.34    $  1.25    $  0.96     $ 1.00
Accumulation unit value at end of period             $   2.70   $   2.39   $   1.83    $  1.36    $  1.34    $  1.25     $ 0.96
Number of accumulation units outstanding
at end of period (000 omitted)                        139,618    120,456     87,330     59,317     24,477      6,879        885
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (9/15/1999)
Accumulation unit value at beginning of period       $   1.96   $   1.59   $   1.21    $  1.35    $  1.19    $  0.96     $ 1.00
Accumulation unit value at end of period             $   2.11   $   1.96   $   1.59    $  1.21    $  1.35    $  1.19     $ 0.96
Number of accumulation units outstanding
at end of period (000 omitted)                         78,073     59,293     43,978     29,743     10,800      2,846        586
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (8/13/2001)
Accumulation unit value at beginning of period       $   1.17   $   1.05   $   0.85    $  0.97    $  1.00         --         --
Accumulation unit value at end of period             $   1.29   $   1.17   $   1.05    $  0.85    $  0.97         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                            69,986     45,710     26,370     10,942        942         --         --
GOLDMAN SACHS VIT MID CAP VALUE FUND (9/15/1999)
Accumulation unit value at beginning of period       $   2.07   $   1.65   $   1.30    $  1.37    $  1.23    $  0.95     $ 1.00
Accumulation unit value at end of period             $   2.31   $   2.07   $   1.65    $  1.30    $  1.37    $  1.23     $ 0.95
Number of accumulation units outstanding at
end of period (000 omitted)                           174,918    115,616     83,015     56,079     23,748      7,622      1,634
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND (9/15/1999)
(PREVIOUSLY GOLDMAN SACHS VIT CORE(SM( U.S. EQUITY FUND)
Accumulation unit value at beginning of period       $   0.98   $   0.86   $   0.67    $  0.86    $  0.99    $  1.10     $ 1.00
Accumulation unit value at end of period             $   1.04   $   0.98   $   0.86    $  0.67    $  0.86    $  0.99     $ 1.10
Number of accumulation units outstanding
at end of period (000 omitted)                        248,935    128,074     83,166     71,820     60,343     42,626      8,981
LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO (9/15/1999)
Accumulation unit value at beginning of period       $   0.93   $   0.82   $   0.64    $  0.72    $  0.96    $  1.07     $ 1.00
Accumulation unit value at end of period             $   1.03   $   0.93   $   0.82    $  0.64    $  0.72    $  0.96     $ 1.07
Number of accumulation units outstanding at
end of period (000 omitted)                           101,054     90,221     62,349     29,532     15,860      7,958      1,981
LEGG MASON PARTNERS VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS II (11/1/2005)
(PREVIOUSLY SALOMON BROTHERS SMALL CAP GROWTH FUND, CLASS II)
Accumulation unit value at beginning of period       $   1.00         --         --         --         --         --         --
Accumulation unit value at end of period             $   1.06         --         --         --         --         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                                55         --         --         --         --         --         --
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (5/1/2000)
Accumulation unit value at beginning of period       $   0.64   $   0.59   $   0.48    $  0.68    $  0.91    $  1.00         --
Accumulation unit value at end of period             $   0.66   $   0.64   $   0.59    $  0.48    $  0.68    $  0.91         --
Number of accumulation units outstanding at
end of period (000 omitted)                           117,493    108,239     91,666     69,576     50,212     19,521         --
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (5/1/2000)
Accumulation unit value at beginning of period       $   0.85   $   0.81   $   0.61    $  0.90    $  0.96    $  1.00         --
Accumulation unit value at end of period             $   0.89   $   0.85   $   0.81    $  0.61    $  0.90    $  0.96         --
Number of accumulation units outstanding at
end of period (000 omitted)                            62,995     77,406     74,690     59,272     34,072     12,308         --


--------------------------------------------------------------------------------
94 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.75% OF THE DAILY NET ASSETS OF THE
VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                    2005       2004       2003       2002       2001       2000       1999
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (2/4/2004)
Accumulation unit value at beginning of period       $   1.09   $   1.00         --         --         --         --         --
Accumulation unit value at end of period             $   1.11   $   1.09         --         --         --         --         --
Number of accumulation units outstanding
at end of period (000 omitted)                         33,809     12,116         --         --         --         --         --
MFS(R) UTILITIES SERIES - SERVICE CLASS (8/13/2001)
Accumulation unit value at beginning of period       $   1.18   $   0.92   $   0.68   $   0.89   $   1.00         --         --
Accumulation unit value at end of period             $   1.37   $   1.18   $   0.92   $   0.68   $   0.89         --         --
Number of accumulation units
outstanding at end of period (000 omitted)             55,870     28,362     18,051     10,543      2,997         --         --
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit value at beginning of period       $   1.16   $   1.00         --         --         --         --         --
Accumulation unit value at end of period             $   1.31   $   1.16         --         --         --         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                            33,811     11,540         --         --         --         --         --
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit value at beginning of period       $   1.15   $   1.00         --         --         --         --         --
Accumulation unit value at end of period             $   1.26   $   1.15         --         --         --         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                            18,592      7,652         --         --         --         --         --
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit value at beginning of period       $   1.07   $   1.00         --         --         --         --         --
Accumulation unit value at end of period             $   1.09   $   1.07         --         --         --         --         --
Number of accumulation units outstanding
at end of period (000 omitted)                        150,945     22,945         --         --         --         --         --
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (8/13/2001)
Accumulation unit value at beginning of period       $   0.97   $   0.91   $   0.78   $   0.98   $   1.00         --         --
Accumulation unit value at end of period             $   1.09   $   0.97   $   0.91   $   0.78   $   0.98         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                            27,299     21,518     18,023     11,416      2,137         --         --
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (8/13/2001)
Accumulation unit value at beginning of period       $   1.15   $   1.00   $   0.78   $   0.96   $   1.00         --         --
Accumulation unit value at end of period             $   1.29   $   1.15   $   1.00   $   0.78   $   0.96         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                            37,980     40,598     38,012     20,773      2,460         --         --
PUTNAM VT VISTA FUND - CLASS IB SHARES (9/15/1999)
Accumulation unit value at beginning of period       $   0.91   $   0.78   $   0.59   $   0.85   $   1.29   $   1.36    $  1.00
Accumulation unit value at end of period             $   1.02   $   0.91   $   0.78   $   0.59   $   0.85   $   1.29    $  1.36
Number of accumulation units outstanding at
end of period (000 omitted)                            49,747     57,095     67,224     72,033     74,819     49,764      5,084
RIVERSOURCE(SM) VARIABLE PORTFOLIO - BALANCED FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - MANAGED FUND)
Accumulation unit value at beginning of period       $   1.05   $   0.97   $   0.81   $   0.94   $   1.05   $   1.09    $  1.00
Accumulation unit value at end of period             $   1.08   $   1.05   $   0.97   $   0.81   $   0.94   $   1.05    $  1.09
Number of accumulation units outstanding at
end of period (000 omitted)                            92,705     84,704     79,035     64,273     37,760     28,348      5,220
RIVERSOURCE(SM) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND)
Accumulation unit value at beginning of period       $   1.10   $   1.10   $   1.10   $   1.09   $   1.06   $   1.01    $  1.00
Accumulation unit value at end of period             $   1.12   $   1.10   $   1.10   $   1.10   $   1.09   $   1.06    $  1.01
Number of accumulation units outstanding
at end of period (000 omitted)                        193,996    187,100    203,753    255,251    243,870    171,785     65,522

*THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR RIVERSOURCE(SM) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND AT DEC. 31, 2005
 WERE 2.83% AND 2.87%, RESPECTIVELY.

RIVERSOURCE(SM) VARIABLE PORTFOLIO - CORE BOND FUND (2/4/2004)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - CORE BOND FUND)
Accumulation unit value at beginning of period       $   1.02   $   1.00         --         --         --         --         --
Accumulation unit value at end of period             $   1.03   $   1.02         --         --         --         --         --
Number of accumulation units outstanding
at end of period (000 omitted)                         17,450      7,405         --         --         --         --         --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND)
Accumulation unit value at beginning of period       $   1.28   $   1.23   $   1.19   $   1.13   $   1.06   $   1.01    $  1.00
Accumulation unit value at end of period             $   1.30   $   1.28   $   1.23   $   1.19   $   1.13   $   1.06    $  1.01
Number of accumulation units outstanding at
end of period (000 omitted)                           332,677    221,377    188,939    154,530     83,968     30,783      7,186
RIVERSOURCE(SM) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND)
Accumulation unit value at beginning of period       $   1.35   $   1.15   $   0.82   $   1.02   $   1.01   $   1.03    $  1.00
Accumulation unit value at end of period             $   1.52   $   1.35   $   1.15   $   0.82   $   1.02   $   1.01    $  1.03
Number of accumulation units outstanding at
end of period (000 omitted)                           408,559    255,776    134,486     86,442     43,328     12,124      3,149


--------------------------------------------------------------------------------
95 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.75% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                    2005       2004       2003       2002       2001       2000       1999
RIVERSOURCE(SM) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (5/1/2000)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - THREADNEEDLE EMERGING MARKETS FUND)
Accumulation unit value at beginning of period       $   1.16   $   0.94   $   0.68   $   0.72   $   0.74    $  1.00         --
Accumulation unit value at end of period             $   1.54   $   1.16   $   0.94   $   0.68   $   0.72    $  0.74         --
Number of accumulation units outstanding
at end of period (000 omitted)                         75,520     22,549      8,256      4,750      1,789        906         --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - GLOBAL BOND FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - GLOBAL BOND FUND)
Accumulation unit value at beginning of period       $   1.44   $   1.32   $   1.18   $   1.03   $   1.03    $  1.00    $  1.00
Accumulation unit value at end of period             $   1.36   $   1.44   $   1.32   $   1.18   $   1.03    $  1.03    $  1.00
Number of accumulation units outstanding at
end of period (000 omitted)                           130,135     82,347     51,936     31,133     16,572      8,968      1,552
RIVERSOURCE(SM) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (9/13/2004)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - INFLATION PROTECTED SECURITIES FUND)
Accumulation unit value at beginning of period       $   1.03   $   1.00         --         --         --         --         --
Accumulation unit value at end of period             $   1.05   $   1.03         --         --         --         --         --
Number of accumulation units outstanding
at end of period (000 omitted)                         91,038      2,274         --         --         --         --         --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - GROWTH FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - GROWTH FUND)
Accumulation unit value at beginning of period       $   0.62   $   0.57   $   0.48   $   0.65   $   0.95    $  1.18    $  1.00
Accumulation unit value at end of period             $   0.66   $   0.62   $   0.57   $   0.48   $   0.65    $  0.95    $  1.18
Number of accumulation units outstanding at
end of period (000 omitted)                           323,849    191,140    192,314    135,693    129,186     97,754     16,891
RIVERSOURCE(SM) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND)
Accumulation unit value at beginning of period       $   1.21   $   1.09   $   0.88   $   0.95   $   0.91    $  1.01    $  1.00
Accumulation unit value at end of period             $   1.25   $   1.21   $   1.09   $   0.88   $   0.95    $  0.91    $  1.01
Number of accumulation units outstanding at
end of period (000 omitted)                           262,154    242,254    177,150     93,845     58,348     31,722      7,774
RIVERSOURCE(SM) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (9/13/2004)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND)
Accumulation unit value at beginning of period       $   1.04   $   1.00         --         --         --         --         --
Accumulation unit value at end of period             $   1.07   $   1.04         --         --         --         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                            29,477      1,052         --         --         --         --         --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - THREADNEEDLE INTERNATIONAL FUND)
Accumulation unit value at beginning of period       $   0.81   $   0.69   $   0.55   $   0.67   $   0.95    $  1.27    $  1.00
Accumulation unit value at end of period             $   0.91   $   0.81   $   0.69   $   0.55   $   0.67    $  0.95    $  1.27
Number of accumulation units outstanding
at end of period (000 omitted)                         77,787     51,446     23,614     20,012     15,821     13,967      2,575
RIVERSOURCE(SM) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND* (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND)
Accumulation unit value at beginning of period       $   0.79   $   0.75   $   0.59   $   0.76   $   0.93    $  1.14    $  1.00
Accumulation unit value at end of period             $   0.84   $   0.79   $   0.75   $   0.59   $   0.76    $  0.93    $  1.14
Number of accumulation units outstanding at
end of period (000 omitted)                           263,828    130,790     69,981     52,124     26,327     24,003      5,333
*RIVERSOURCE(SM) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R) MERGED INTO
RIVERSOURCE(SM) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND ON MARCH 17, 2006.
RIVERSOURCE(SM) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND (2/4/2004)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND)
Accumulation unit value at beginning of period       $   1.10   $   1.00         --         --         --         --         --
Accumulation unit value at end of period             $   1.14   $   1.10         --         --         --         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                             6,232      3,498         --         --         --         --         --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - MID
CAP GROWTH FUND* (5/1/2001)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - EQUITY SELECT FUND)
Accumulation unit value at beginning of period       $   1.12   $   1.04   $   0.85   $   1.00   $   1.00         --         --
Accumulation unit value at end of period             $   1.23   $   1.12   $   1.04   $   0.85   $   1.00         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                            47,283     53,376     42,780     16,388      2,489         --         --
*RIVERSOURCE(SM) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND MERGED INTO
RIVERSOURCE(SM) VARIABLE PORTFOLIO - MID CAP GROWTH FUND ON MARCH 17, 2006.
RIVERSOURCE(SM) VARIABLE PORTFOLIO - MID CAP VALUE FUND (5/2/2005)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - MID CAP VALUE FUND)
Accumulation unit value at beginning of period       $   1.00         --         --         --         --         --         --
Accumulation unit value at end of period             $   1.19         --         --         --         --         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                             6,605         --         --         --         --         --         --


--------------------------------------------------------------------------------
96 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.75% OF THE DAILY NET ASSETS OF THE
VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                    2005       2004       2003       2002       2001       2000       1999
RIVERSOURCE(SM) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R)* (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R))
Accumulation unit value at beginning of period       $   0.87   $   0.85   $   0.69   $   0.89   $   1.07   $   1.19    $  1.00
Accumulation unit value at end of period             $   0.88   $   0.87   $   0.85   $   0.69   $   0.89   $   1.07    $  1.19
Number of accumulation units outstanding at
end of period (000 omitted)                           325,031    464,000    464,876    373,715    276,054    177,036     31,537
*RIVERSOURCE(SM) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R) MERGED INTO
RIVERSOURCE(SM) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND ON MARCH 17, 2006.
RIVERSOURCE(SM) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (5/1/2000)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND)
Accumulation unit value at beginning of period       $   0.84   $   0.77   $   0.61   $   0.79   $   0.91   $   1.00         --
Accumulation unit value at end of period             $   0.87   $   0.84   $   0.77   $   0.61   $   0.79   $   0.91         --
Number of accumulation units outstanding at
end of period (000 omitted)                           154,949    144,039    103,587     64,771     35,957      9,812         --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - SELECT VALUE FUND (2/4/2004)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - PARTNERS SELECT VALUE FUND)
Accumulation unit value at beginning of period       $   1.12   $   1.00         --         --         --         --         --
Accumulation unit value at end of period             $   1.12   $   1.12         --         --         --         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                            10,247      4,730         --         --         --         --         --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND)
Accumulation unit value at beginning of period       $   1.21   $   1.21   $   1.20   $   1.14   $   1.08   $   1.00    $  1.00
Accumulation unit value at end of period             $   1.22   $   1.21   $   1.21   $   1.20   $   1.14   $   1.08    $  1.00
Number of accumulation units outstanding at
end of period (000 omitted)                           145,087    160,725    155,718    124,866     50,510     16,258     11,135
RIVERSOURCE(SM) VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND)
Accumulation unit value at beginning of period       $   1.53   $   1.30   $   0.89   $   1.08   $   1.16   $   1.12    $  1.00
Accumulation unit value at end of period             $   1.60   $   1.53   $   1.30   $   0.89   $   1.08   $   1.16    $  1.12
Number of accumulation units outstanding at
end of period (000 omitted)                            59,243     61,563     44,627     29,202     22,792     14,830      2,970
RIVERSOURCE(SM) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (8/14/2001)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period       $   1.52   $   1.28   $   0.93   $   1.07   $   1.00         --         --
Accumulation unit value at end of period             $   1.60   $   1.52   $   1.28   $   0.93   $   1.07         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                           127,559     90,541     67,609     43,199      6,885         --         --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND* (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND)
Accumulation unit value at beginning of period       $   0.76   $   0.70   $   0.55   $   0.81   $   1.22   $   1.51    $  1.00
Accumulation unit value at end of period             $   0.82   $   0.76   $   0.70   $   0.55   $   0.81   $   1.22    $  1.51
Number of accumulation units outstanding at
end of period (000 omitted)                            41,306     52,582     60,915     58,958     58,748     46,978      4,470
*RIVERSOURCE(SM) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND MERGED INTO
RIVERSOURCE(SM) VARIABLE PORTFOLIO - MID CAP GROWTH FUND ON MARCH 17, 2006.
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO CLASS II SHARES (2/4/2004)
Accumulation unit value at beginning of period       $   1.15   $   1.00         --         --         --         --         --
Accumulation unit value at end of period             $   1.19   $   1.15         --         --         --         --         --
Number of accumulation units outstanding
at end of period (000 omitted)                        203,272     36,974         --         --         --         --         --
WANGER INTERNATIONAL SMALL CAP (9/15/1999)
Accumulation unit value at beginning of period       $   1.38   $   1.07   $   0.72   $   0.85   $   1.08   $   1.51    $  1.00
Accumulation unit value at end of period             $   1.67   $   1.38   $   1.07   $   0.72   $   0.85   $   1.08    $  1.51
Number of accumulation units outstanding at end
of period (000 omitted)                               170,230    104,567     66,022     43,554     27,818     18,245      1,234
WANGER U.S. SMALLER COMPANIES (9/15/1999)
Accumulation unit value at beginning of period       $   1.60   $   1.36   $   0.96   $   1.16   $   1.05   $   1.15    $  1.00
Accumulation unit value at end of period             $   1.77   $   1.60   $   1.36   $   0.96   $   1.16   $   1.05    $  1.15
Number of accumulation units outstanding at
end of period (000 omitted)                           241,623    184,961    129,824     78,311     40,791     23,813      2,476
WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND (8/13/2001)
Accumulation unit value at beginning of period       $   1.14   $   0.97   $   0.72   $   0.99   $   1.00         --         --
Accumulation unit value at end of period             $   1.22   $   1.14   $   0.97   $   0.72   $   0.99         --         --
Number of accumulation units outstanding
at end of period (000 omitted)                         41,049     43,145     38,865     25,397      3,701         --         --
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND (5/1/2001)
Accumulation unit value at beginning of period       $   0.92   $   0.81   $   0.58   $   0.94   $   1.00         --         --
Accumulation unit value at end of period             $   0.97   $   0.92   $   0.81   $   0.58   $   0.94         --         --
Number of accumulation units outstanding
at end of period (000 omitted)                         19,618     22,185     19,289      9,992      2,060         --         --


--------------------------------------------------------------------------------
97 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.95% OF THE DAILY NET ASSETS OF THE
VARIABLE ACCOUNT.



YEAR ENDED DEC. 31,                                    2005       2004       2003       2002       2001       2000       1999
AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (8/13/2001)
Accumulation unit value at beginning of period        $  0.98    $  0.93    $  0.73    $  0.98     $ 1.00         --         --
Accumulation unit value at end of period              $  1.06    $  0.98    $  0.93    $  0.73     $ 0.98         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                            64,800     21,785     12,215      7,624      1,711         --         --
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (8/13/2001)
Accumulation unit value at beginning of period        $  1.16    $  1.02    $  0.76    $  0.98     $ 1.00         --         --
Accumulation unit value at end of period              $  1.26    $  1.16    $  1.02    $  0.76     $ 0.98         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                            13,500     12,074      7,348      4,808      1,224         --         --
AIM V.I. FINANCIAL SERVICES FUND, SERIES I SHARES (8/13/2001)
Accumulation unit value at beginning of period        $  1.13    $  1.05    $  0.82    $  0.96     $ 1.00         --         --
Accumulation unit value at end of period              $  1.18    $  1.13    $  1.05    $  0.82     $ 0.96         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                             6,396      6,649      5,460      3,709        901         --         --
AIM V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (11/1/2005)
Accumulation unit value at beginning of period        $  1.00         --         --         --         --         --         --
Accumulation unit value at end of period              $  1.09         --         --         --         --         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                               107         --         --         --         --         --         --
AIM V.I. TECHNOLOGY FUND, SERIES I SHARES (8/13/2001)
Accumulation unit value at beginning of period        $  0.71    $  0.69    $  0.48    $  0.91     $ 1.00         --         --
Accumulation unit value at end of period              $  0.72    $  0.71    $  0.69    $  0.48     $ 0.91         --         --
Number of accumulation units outstanding
at end of period (000 omitted)                         14,960      8,076      5,212      2,845        911         --         --
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (11/1/2005)
Accumulation unit value at beginning of period        $  1.00         --         --         --         --         --         --
Accumulation unit value at end of period              $  1.06         --         --         --         --         --         --
Number of accumulation units outstanding
at end of period (000 omitted)                            801         --         --         --         --         --         --
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (8/13/2001)
Accumulation unit value at beginning of period        $  1.07    $  0.97    $  0.74    $  0.96     $ 1.00         --         --
Accumulation unit value at end of period              $  1.11    $  1.07    $  0.97    $  0.74     $ 0.96         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                            91,924     75,935     54,358     29,770      4,363         --         --
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (8/13/2001)
Accumulation unit value at beginning of period        $  1.61    $  1.31    $  0.92    $  0.98     $ 1.00         --         --
Accumulation unit value at end of period              $  1.86    $  1.61    $  1.31    $  0.92     $ 0.98         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                            94,909     44,705     24,114      9,270        790         --         --
AMERICAN CENTURY VP INTERNATIONAL, CLASS II (8/13/2001)
Accumulation unit value at beginning of period        $  1.03    $  0.90    $  0.73    $  0.93     $ 1.00         --         --
Accumulation unit value at end of period              $  1.15    $  1.03    $  0.90    $  0.73     $ 0.93         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                            27,136     22,031     15,471      8,200      1,927         --         --
AMERICAN CENTURY VP ULTRA(R), CLASS II (11/1/2005)
Accumulation unit value at beginning of period        $  1.00         --         --         --         --         --         --
Accumulation unit value at end of period              $  1.04         --         --         --         --         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                             4,856         --         --         --         --         --         --
AMERICAN CENTURY VP VALUE, CLASS II (8/13/2001)
Accumulation unit value at beginning of period        $  1.29    $  1.14    $  0.89    $  1.04     $ 1.00         --         --
Accumulation unit value at end of period              $  1.34    $  1.29    $  1.14    $  0.89     $ 1.04         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                            95,710     71,318     50,607     30,523      7,298         --         --
CALVERT VARIABLE SERIES, INC. SOCIAL BALANCED PORTFOLIO (5/1/2000)
Accumulation unit value at beginning of period        $  0.98    $  0.91    $  0.77    $  0.89     $ 0.96     $ 1.00         --
Accumulation unit value at end of period              $  1.02    $  0.98    $  0.91    $  0.77     $ 0.89     $ 0.96         --
Number of accumulation units outstanding at
end of period (000 omitted)                            19,301     17,682     14,100      9,832      6,090      1,693         --
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B* (2/4/2004)
Accumulation unit value at beginning of period        $  1.05    $  1.00         --         --         --         --         --
Accumulation unit value at end of period              $  1.07    $  1.05         --         --         --         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                            27,476      9,912         --         --         --         --         --

*COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B MERGED INTO NATIONS HIGH YIELD BOND PORTFOLIO ON APRIL 28, 2006.
 ON MAY 1, 2006, NATIONS HIGH YIELD BOND PORTFOLIO CHANGED ITS NAME TO COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B.


--------------------------------------------------------------------------------
98 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.95% OF THE DAILY NET ASSETS OF THE
VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                    2005       2004       2003       2002       2001       2000       1999
EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 2 (2/4/2004)
Accumulation unit value at beginning of period       $   1.15   $   1.00         --         --         --         --         --
Accumulation unit value at end of period             $   1.31   $   1.15         --         --         --         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                             9,815      2,086         --         --         --         --         --
FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO SERVICE CLASS 2 (8/13/2001)
Accumulation unit value at beginning of period       $   1.05   $   1.00    $  0.82    $  1.00    $  1.00         --         --
Accumulation unit value at end of period             $   1.12   $   1.05    $  1.00    $  0.82    $  1.00         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                           121,317    119,521     81,919     36,320      8,177         --         --
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (8/13/2001)
Accumulation unit value at beginning of period       $   1.57   $   1.27    $  0.93    $  1.04    $  1.00         --         --
Accumulation unit value at end of period             $   1.83   $   1.57    $  1.27    $  0.93    $  1.04         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                           157,678    117,171     72,124     35,541      6,689         --         --
FIDELITY(R)  VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (8/13/2001)
Accumulation unit value at beginning of period       $   1.18   $   1.05    $  0.74    $  0.94    $  1.00         --         --
Accumulation unit value at end of period             $   1.39   $   1.18    $  1.05    $  0.74    $  0.94         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                            48,642     42,672     21,405     10,123      2,157         --         --
FTVIPT FRANKLIN REAL ESTATE FUND - CLASS 2 (9/15/1999)
Accumulation unit value at beginning of period       $   2.37   $   1.81    $  1.35    $  1.33    $  1.25    $  0.96     $ 1.00
Accumulation unit value at end of period             $   2.66   $   2.37    $  1.81    $  1.35    $  1.33    $  1.25     $ 0.96
Number of accumulation units outstanding at
end of period (000 omitted)                            88,911     80,587     63,047     44,591     19,803      6,181        683
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (9/15/1999)
Accumulation unit value at beginning of period       $   1.94   $   1.58    $  1.21    $  1.34    $  1.19    $  0.96     $ 1.00
Accumulation unit value at end of period             $   2.09   $   1.94    $  1.58    $  1.21    $  1.34    $  1.19     $ 0.96
Number of accumulation units outstanding at
end of period (000 omitted)                            55,521     44,541     34,639     23,553      9,584      2,897        590
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (8/13/2001)
Accumulation unit value at beginning of period       $   1.17   $   1.04    $  0.84    $  0.96    $  1.00         --         --
Accumulation unit value at end of period             $   1.28   $   1.17    $  1.04    $  0.84    $  0.96         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                            50,166     33,241     21,294      9,151      1,114         --         --
GOLDMAN SACHS VIT MID CAP VALUE FUND (9/15/1999)
Accumulation unit value at beginning of period       $   2.05   $   1.64    $  1.29    $  1.37    $  1.23    $  0.95     $ 1.00
Accumulation unit value at end of period             $   2.29   $   2.05    $  1.64    $  1.29    $  1.37    $  1.23     $ 0.95
Number of accumulation units outstanding at
end of period (000 omitted)                           117,932     84,473     65,106     47,539     24,711     10,265      2,023
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND (9/15/1999)
(PREVIOUSLY GOLDMAN SACHS VIT CORE(SM) U.S. EQUITY FUND)
Accumulation unit value at beginning of period       $   0.97   $   0.85    $  0.67    $  0.86    $  0.99    $  1.10     $ 1.00
Accumulation unit value at end of period             $   1.02   $   0.97    $  0.85    $  0.67    $  0.86    $  0.99     $ 1.10
Number of accumulation units outstanding at
end of period (000 omitted)                           168,697    108,140     80,350     75,489     71,185     55,239      9,951
LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO (9/15/1999)
Accumulation unit value at beginning of period       $   0.92   $   0.81    $  0.64    $  0.72    $  0.96    $  1.07     $ 1.00
Accumulation unit value at end of period             $   1.01   $   0.92    $  0.81    $  0.64    $  0.72    $  0.96     $ 1.07
Number of accumulation units outstanding at
end of period (000 omitted)                            73,982     66,844     53,159     28,853     19,727     10,774      2,504
LEGG MASON PARTNERS VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS II (11/1/2005)
(PREVIOUSLY SALOMON BROTHERS SMALL CAP GROWTH FUND, CLASS II)
Accumulation unit value at beginning of period       $   1.00         --         --         --         --         --         --
Accumulation unit value at end of period             $   1.05         --         --         --         --         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                                41         --         --         --         --         --         --
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (5/1/2000)
Accumulation unit value at beginning of period       $   0.63   $   0.59    $  0.48    $  0.67    $  0.90    $  1.00         --
Accumulation unit value at end of period             $   0.65   $   0.63    $  0.59    $  0.48    $  0.67    $  0.90         --
Number of accumulation units outstanding at
end of period (000 omitted)                            84,506     78,223     74,564     62,663     51,051     21,973         --
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (5/1/2000)
Accumulation unit value at beginning of period       $   0.84   $   0.80    $  0.61    $  0.90    $  0.96    $  1.00         --
Accumulation unit value at end of period             $   0.88   $   0.84    $  0.80    $  0.61    $  0.90    $  0.96         --
Number of accumulation units outstanding at
end of period (000 omitted)                            48,503     60,214     61,988     53,383     36,822     15,060         --


--------------------------------------------------------------------------------
99 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.95% OF THE DAILY NET ASSETS OF THE
VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                    2005       2004       2003       2002       2001       2000       1999
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (2/4/2004)
Accumulation unit value at beginning of period       $   1.09   $   1.00         --         --         --         --         --
Accumulation unit value at end of period             $   1.11   $   1.09         --         --         --         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                            20,473      6,922         --         --         --         --         --
MFS(R) UTILITIES SERIES - SERVICE CLASS (8/13/2001)
Accumulation unit value at beginning of period       $   1.18   $   0.91   $   0.68   $   0.89   $   1.00         --         --
Accumulation unit value at end of period             $   1.36   $   1.18   $   0.91   $   0.68   $   0.89         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                            35,163     18,264     12,519      7,093      2,778         --         --
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit value at beginning of period       $   1.15   $   1.00         --         --         --         --         --
Accumulation unit value at end of period             $   1.30   $   1.15         --         --         --         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                            20,721      6,121         --         --         --         --         --
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit value at beginning of period       $   1.15   $   1.00         --         --         --         --         --
Accumulation unit value at end of period             $   1.25   $   1.15         --         --         --         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                            12,037      4,085         --         --         --         --         --
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit value at beginning of period       $   1.07   $   1.00         --         --         --         --         --
Accumulation unit value at end of period             $   1.08   $   1.07         --         --         --         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                            94,657     11,924         --         --         --         --         --
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (8/13/2001)
Accumulation unit value at beginning of period       $   0.96   $   0.91   $   0.77   $   0.98   $   1.00         --         --
Accumulation unit value at end of period             $   1.08   $   0.96   $   0.91   $   0.77   $   0.98         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                            14,517     11,248      9,676      6,574      1,743         --         --
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (8/13/2001)
Accumulation unit value at beginning of period       $   1.15   $   1.00   $   0.78   $   0.96   $   1.00         --         --
Accumulation unit value at end of period             $   1.27   $   1.15   $   1.00   $   0.78   $   0.96         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                            23,458     24,819     24,880     15,138      2,180         --         --
PUTNAM VT VISTA FUND - CLASS IB SHARES (9/15/1999)
Accumulation unit value at beginning of period       $   0.90   $   0.77   $   0.58   $   0.85   $   1.29   $   1.36    $  1.00
Accumulation unit value at end of period             $   1.00   $   0.90   $   0.77   $   0.58   $   0.85   $   1.29    $  1.36
Number of accumulation units outstanding at
end of period (000 omitted)                            42,680     51,579     63,075     73,930     87,722     68,407      7,245
RIVERSOURCE(SM) VARIABLE PORTFOLIO - BALANCED FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - MANAGED FUND)
Accumulation unit value at beginning of period       $   1.04   $   0.96   $   0.80   $   0.93   $   1.05   $   1.09    $  1.00
Accumulation unit value at end of period             $   1.07   $   1.04   $   0.96   $   0.80   $   0.93   $   1.05    $  1.09
Number of accumulation units outstanding at
end of period (000 omitted)                            77,525     74,540     73,310     64,613     53,096     39,810      6,539
RIVERSOURCE(SM) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND)
Accumulation unit value at beginning of period       $   1.08   $   1.09   $   1.09   $   1.09   $   1.06   $   1.01    $  1.00
Accumulation unit value at end of period             $   1.10   $   1.08   $   1.09   $   1.09   $   1.09   $   1.06    $  1.01
Number of accumulation units outstanding at
end of period (000 omitted)                           147,452    148,915    178,580    228,237    265,455    203,922     87,424

*THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR RIVERSOURCE(SM) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND AT DEC. 31, 2005
 WERE 2.62% AND 2.65%, RESPECTIVELY.

RIVERSOURCE(SM) VARIABLE PORTFOLIO - CORE BOND FUND (2/4/2004)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - CORE BOND FUND)
Accumulation unit value at beginning of period       $   1.02   $   1.00         --         --         --         --         --
Accumulation unit value at end of period             $   1.03   $   1.02         --         --         --         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                            15,300      4,962         --         --         --         --         --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND)
Accumulation unit value at beginning of period       $   1.26   $   1.22   $   1.18   $   1.13   $   1.06   $   1.01    $  1.00
Accumulation unit value at end of period             $   1.28   $   1.26   $   1.22   $   1.18   $   1.13   $   1.06    $  1.01
Number of accumulation units outstanding at
end of period (000 omitted)                           257,273    190,125    176,013    159,405    106,760     43,920     11,675
RIVERSOURCE(SM) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND)
Accumulation unit value at beginning of period       $   1.34   $   1.14   $   0.82   $   1.02   $   1.01   $   1.03    $  1.00
Accumulation unit value at end of period             $   1.51   $   1.34   $   1.14   $   0.82   $   1.02   $   1.01    $  1.03
Number of accumulation units outstanding at
end of period (000 omitted)                           278,737    181,318     99,776     67,958     41,299     14,227      3,441


--------------------------------------------------------------------------------
100 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.95% OF THE DAILY NET ASSETS OF THE
VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                    2005       2004       2003       2002       2001       2000       1999
RIVERSOURCE(SM) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (5/1/2000)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - THREADNEEDLE EMERGING MARKETS FUND)
Accumulation unit value at beginning of period       $   1.15   $   0.94   $   0.67   $   0.72   $   0.74   $   1.00         --
Accumulation unit value at end of period             $   1.53   $   1.15   $   0.94   $   0.67   $   0.72   $   0.74         --
Number of accumulation units outstanding at
end of period (000 omitted)                            44,244     16,315      6,501      3,888      1,542        693         --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - GLOBAL BOND FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - GLOBAL BOND FUND)
Accumulation unit value at beginning of period       $   1.43   $   1.31   $   1.17   $   1.03   $   1.02   $   1.00    $  1.00
Accumulation unit value at end of period             $   1.34   $   1.43   $   1.31   $   1.17   $   1.03   $   1.02    $  1.00
Number of accumulation units outstanding at
end of period (000 omitted)                           102,876     72,702     54,100     36,626     23,970     14,137      2,368
RIVERSOURCE(SM) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (9/13/2004)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - INFLATION PROTECTED SECURITIES FUND)
Accumulation unit value at beginning of period       $   1.03   $   1.00         --         --         --         --         --
Accumulation unit value at end of period             $   1.05   $   1.03         --         --         --         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                            51,906      1,504         --         --         --         --         --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - GROWTH FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - GROWTH FUND)
Accumulation unit value at beginning of period       $   0.61   $   0.57   $   0.47   $   0.64   $   0.94   $   1.18    $  1.00
Accumulation unit value at end of period             $   0.66   $   0.61   $   0.57   $   0.47   $   0.64   $   0.94    $  1.18
Number of accumulation units outstanding at
end of period (000 omitted)                           212,229    135,373    147,485    118,986    130,764    106,410     13,813
RIVERSOURCE(SM) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND)
Accumulation unit value at beginning of period       $   1.20   $   1.08   $   0.87   $   0.94   $   0.91   $   1.01    $  1.00
Accumulation unit value at end of period             $   1.23   $   1.20   $   1.08   $   0.87   $   0.94   $   0.91    $  1.01
Number of accumulation units outstanding at
end of period (000 omitted)                           237,711    236,566    197,358    122,784     88,813     52,655     10,137
RIVERSOURCE(SM) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (9/13/2004)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND)
Accumulation unit value at beginning of period       $   1.04   $   1.00         --         --         --         --         --
Accumulation unit value at end of period             $   1.06   $   1.04         --         --         --         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                            18,068        783         --         --         --         --         --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - THREADNEEDLE INTERNATIONAL FUND)
Accumulation unit value at beginning of period       $   0.80   $   0.69   $   0.54   $   0.67   $   0.95   $   1.27    $  1.00
Accumulation unit value at end of period             $   0.90   $   0.80   $   0.69   $   0.54   $   0.67   $   0.95    $  1.27
Number of accumulation units outstanding at
end of period (000 omitted)                            61,793     40,351     21,462     19,189     18,664     15,670      2,173
RIVERSOURCE(SM) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND* (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND)
Accumulation unit value at beginning of period       $   0.78   $   0.75   $   0.58   $   0.76   $   0.93   $   1.14    $  1.00
Accumulation unit value at end of period             $   0.82   $   0.78   $   0.75   $   0.58   $   0.76   $   0.93    $  1.14
Number of accumulation units outstanding at
end of period (000 omitted)                           144,230     94,730     45,599     34,956     26,779     22,159      3,227
*RIVERSOURCE(SM) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R) MERGED INTO
RIVERSOURCE(SM) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND ON MARCH 17, 2006.
RIVERSOURCE(SM) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND (2/4/2004)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND)
Accumulation unit value at beginning of period       $   1.09   $   1.00         --         --         --         --         --
Accumulation unit value at end of period             $   1.13   $   1.09         --         --         --         --         --
NUMBER OF ACCUMULATION UNITS OUTSTANDING AT
END OF PERIOD (000 OMITTED)                             3,594      2,030         --         --         --         --         --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - MID CAP GROWTH FUND* (5/1/2001)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - EQUITY SELECT FUND)
Accumulation unit value at beginning of period       $   1.11   $   1.03   $   0.85   $   0.99   $   1.00         --         --
Accumulation unit value at end of period             $   1.22   $   1.11   $   1.03   $   0.85   $   0.99         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                            31,419     35,498     29,450     12,145      2,238         --         --
*RIVERSOURCE(SM) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND MERGED INTO
RIVERSOURCE(SM) VARIABLE PORTFOLIO - MID CAP GROWTH FUND ON MARCH 17, 2006.
RIVERSOURCE(SM) VARIABLE PORTFOLIO - MID CAP VALUE FUND (5/2/2005)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - MID CAP VALUE FUND)
Accumulation unit value at beginning of period       $   1.00         --         --         --         --         --         --
Accumulation unit value at end of period             $   1.19         --         --         --         --         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                             4,982         --         --         --         --         --         --


--------------------------------------------------------------------------------
101 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.95% OF THE DAILY NET ASSETS OF THE
VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                    2005       2004       2003       2002       2001       2000       1999
RIVERSOURCE(SM) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R)* (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R))
Accumulation unit value at beginning of period       $   0.86   $   0.84   $   0.68   $   0.88   $   1.07   $   1.19    $  1.00
Accumulation unit value at end of period             $   0.87   $   0.86   $   0.84   $   0.68   $   0.88   $   1.07    $  1.19
Number of accumulation units outstanding at
end of period (000 omitted)                           234,424    352,273    387,251    347,841    307,320    219,316     32,483
*RIVERSOURCE(SM) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R) MERGED INTO
RIVERSOURCE(SM) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND ON MARCH 17, 2006.
RIVERSOURCE(SM) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (5/1/2000)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND)
Accumulation unit value at beginning of period       $   0.84   $   0.77   $   0.60   $   0.79   $   0.91   $   1.00         --
Accumulation unit value at end of period             $   0.86   $   0.84   $   0.77   $   0.60   $   0.79   $   0.91         --
Number of accumulation units outstanding at
end of period (000 omitted)                           122,070    117,372     91,398     65,011     40,575     14,084         --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - SELECT VALUE FUND (2/4/2004)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - PARTNERS SELECT VALUE FUND)
Accumulation unit value at beginning of period       $   1.12   $   1.00         --         --         --         --         --
Accumulation unit value at end of period             $   1.12   $   1.12         --         --         --         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                             5,777      2,540         --         --         --         --         --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND)
Accumulation unit value at beginning of period       $   1.20   $   1.20   $   1.19   $   1.13   $   1.08   $   1.00    $  1.00
Accumulation unit value at end of period             $   1.20   $   1.20   $   1.20   $   1.19   $   1.13   $   1.08    $  1.00
Number of accumulation units outstanding at
end of period (000 omitted)                           121,249    130,386    135,202    116,147     56,966     24,654     12,796
RIVERSOURCE(SM) VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND)
Accumulation unit value at beginning of period       $   1.52   $   1.29   $   0.88   $   1.07   $   1.16   $   1.12    $  1.00
Accumulation unit value at end of period             $   1.58   $   1.52   $   1.29   $   0.88   $   1.07   $   1.16    $  1.12
Number of accumulation units outstanding at
end of period (000 omitted)                            46,718     51,057     39,709     29,341     24,346     16,349      3,029
RIVERSOURCE(SM) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (8/14/2001)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period       $   1.51   $   1.27   $   0.93   $   1.07   $   1.00         --         --
Accumulation unit value at end of period             $   1.59   $   1.51   $   1.27   $   0.93   $   1.07         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                            72,463     57,581     44,918     28,099      6,314         --         --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND* (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND)
Accumulation unit value at beginning of period       $   0.75   $   0.69   $   0.54   $   0.81   $   1.21   $   1.51    $  1.00
Accumulation unit value at end of period             $   0.81   $   0.75   $   0.69   $   0.54   $   0.81   $   1.21    $  1.51
Number of accumulation units outstanding at
end of period (000 omitted)                            31,424     41,862     50,934     55,183     65,574     58,414      3,901

*RIVERSOURCE(SM) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND MERGED INTO RIVERSOURCE(SM) VARIABLE PORTFOLIO - MID CAP
 GROWTH FUND ON MARCH 17, 2006. VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO CLASS II SHARES (2/4/2004)

Accumulation unit value at beginning of period       $   1.15   $   1.00         --         --         --         --         --
Accumulation unit value at end of period             $   1.18   $   1.15         --         --         --         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                            96,755     18,714         --         --         --         --         --
WANGER INTERNATIONAL SMALL CAP (9/15/1999)
Accumulation unit value at beginning of period       $   1.37   $   1.06   $   0.72   $   0.84   $   1.08   $   1.51    $  1.00
Accumulation unit value at end of period             $   1.65   $   1.37   $   1.06   $   0.72   $   0.84   $   1.08    $  1.51
Number of accumulation units outstanding at
end of period (000 omitted)                           114,381     79,981     56,466     42,309     30,297     21,844      1,343
WANGER U.S. SMALLER COMPANIES (9/15/1999)
Accumulation unit value at beginning of period       $   1.58   $   1.35   $   0.95   $   1.15   $   1.05   $   1.15    $  1.00
Accumulation unit value at end of period             $   1.74   $   1.58   $   1.35   $   0.95   $   1.15   $   1.05    $  1.15
Number of accumulation units outstanding at
end of period (000 omitted)                           169,886    140,320    108,046     72,853     46,456     29,881      2,723
WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND (8/13/2001)
Accumulation unit value at beginning of period       $   1.13   $   0.97   $   0.72   $   0.99   $   1.00         --         --
Accumulation unit value at end of period             $   1.21   $   1.13   $   0.97   $   0.72   $   0.99         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                            25,313     25,983     24,999     17,130      3,747         --         --
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND (5/1/2001)
Accumulation unit value at beginning of period       $   0.91   $   0.81   $   0.58   $   0.94   $   1.00         --         --
Accumulation unit value at end of period             $   0.96   $   0.91   $   0.81   $   0.58   $   0.94         --         --
Number of accumulation units outstanding at
end of period (000 omitted)                            14,334     16,103     13,800      7,655      2,230         --         --


--------------------------------------------------------------------------------
102 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE
VARIABLE ACCOUNT.



YEAR ENDED DEC. 31,                                                              2005        2004         2003        2002
---------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (2/13/2002)
Accumulation unit value at beginning of period                                  $  1.05     $  1.00      $ 0.78      $ 1.00
Accumulation unit value at end of period                                        $  1.13     $  1.05      $ 1.00      $ 0.78
Number of accumulation units outstanding at end of period (000 omitted)          24,536       5,492       1,386         379
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (2/13/2002)
Accumulation unit value at beginning of period                                  $  1.23     $  1.07      $ 0.80      $ 1.00
Accumulation unit value at end of period                                        $  1.33     $  1.23      $ 1.07      $ 0.80
Number of accumulation units outstanding at end of period (000 omitted)           2,836       2,429       1,198         552
AIM V.I. FINANCIAL SERVICES FUND, SERIES I SHARES (2/13/2002)
Accumulation unit value at beginning of period                                  $  1.20     $  1.11      $ 0.87      $ 1.00
Accumulation unit value at end of period                                        $  1.26     $  1.20      $ 1.11      $ 0.87
Number of accumulation units outstanding at end of period (000 omitted)           1,322       1,122         925         526
AIM V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (11/1/2005)
Accumulation unit value at beginning of period                                  $  1.00          --          --          --
Accumulation unit value at end of period                                        $  1.09          --          --          --
Number of accumulation units outstanding at end of period (000 omitted)               2          --          --          --
AIM V.I. TECHNOLOGY FUND, SERIES I SHARES (2/13/2002)
Accumulation unit value at beginning of period                                  $  0.84     $  0.81      $ 0.56      $ 1.00
Accumulation unit value at end of period                                        $  0.85     $  0.84      $ 0.81      $ 0.56
Number of accumulation units outstanding at end of period (000 omitted)           4,728       1,650         851         192
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (11/1/2005)
Accumulation unit value at beginning of period                                  $  1.00          --          --          --
Accumulation unit value at end of period                                        $  1.06          --          --          --
Number of accumulation units outstanding at end of period (000 omitted)             333          --          --          --
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (2/13/2002)
Accumulation unit value at beginning of period                                  $  1.16     $  1.06      $ 0.81      $ 1.00
Accumulation unit value at end of period                                        $  1.21     $  1.16      $ 1.06      $ 0.81
Number of accumulation units outstanding at end of period (000 omitted)          20,739      16,610       9,284       3,503
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (2/13/2002)
Accumulation unit value at beginning of period                                  $  1.68     $  1.36      $ 0.95      $ 1.00
Accumulation unit value at end of period                                        $  1.94     $  1.68      $ 1.36      $ 0.95
Number of accumulation units outstanding at end of period (000 omitted)          25,568      11,679       5,621       1,417
AMERICAN CENTURY VP INTERNATIONAL, CLASS II (2/13/2002)
Accumulation unit value at beginning of period                                  $  1.19     $  1.05      $ 0.85      $ 1.00
Accumulation unit value at end of period                                        $  1.33     $  1.19      $ 1.05      $ 0.85
Number of accumulation units outstanding at end of period (000 omitted)           7,538       4,969       2,812         944
AMERICAN CENTURY VP ULTRA(R), CLASS II (11/1/2005)
Accumulation unit value at beginning of period                                  $  1.00          --          --          --
Accumulation unit value at end of period                                        $  1.04          --          --          --
Number of accumulation units outstanding at end of period (000 omitted)           2,015          --          --          --
AMERICAN CENTURY VP VALUE, CLASS II (2/13/2002)
Accumulation unit value at beginning of period                                  $  1.28     $  1.13      $ 0.89      $ 1.00
Accumulation unit value at end of period                                        $  1.33     $  1.28      $ 1.13      $ 0.89
Number of accumulation units outstanding at end of period (000 omitted)          25,428      16,423       8,977       2,837
CALVERT VARIABLE SERIES, INC. SOCIAL BALANCED PORTFOLIO (2/13/2002)
Accumulation unit value at beginning of period                                  $  1.11     $  1.04      $ 0.88      $ 1.00
Accumulation unit value at end of period                                        $  1.17     $  1.11      $ 1.04      $ 0.88
Number of accumulation units outstanding at end of period (000 omitted)           3,186       2,458       1,272         211
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B* (2/4/2004)
Accumulation unit value at beginning of period                                  $  1.05     $  1.00          --          --
Accumulation unit value at end of period                                        $  1.07     $  1.05          --          --
Number of accumulation units outstanding at end of period (000 omitted)          11,856       3,881          --          --

*COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B MERGED INTO NATIONS HIGH YIELD BOND PORTFOLIO ON APRIL 28, 2006.
 ON MAY 1, 2006, NATIONS HIGH YIELD BOND PORTFOLIO CHANGED ITS NAME TO COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B.


--------------------------------------------------------------------------------
103 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE
VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                              2005        2004        2003         2002
---------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 2 (2/4/2004)
Accumulation unit value at beginning of period                                  $  1.14     $  1.00          --          --
Accumulation unit value at end of period                                        $  1.31     $  1.14          --          --
Number of accumulation units outstanding at end of period (000 omitted)           4,632       1,316          --          --
FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO SERVICE CLASS 2 (2/13/2002)
Accumulation unit value at beginning of period                                  $  1.09     $  1.04     $  0.85      $ 1.00
Accumulation unit value at end of period                                        $  1.16     $  1.09     $  1.04      $ 0.85
Number of accumulation units outstanding at end of period (000 omitted)          28,158      27,602      15,940       3,592
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (2/13/2002)
Accumulation unit value at beginning of period                                  $  1.52     $  1.23     $  0.90      $ 1.00
Accumulation unit value at end of period                                        $  1.77     $  1.52     $  1.23      $ 0.90
Number of accumulation units outstanding at end of period (000 omitted)          46,944      30,787      15,111       4,182
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (2/13/2002)
Accumulation unit value at beginning of period                                  $  1.32     $  1.17     $  0.83      $ 1.00
Accumulation unit value at end of period                                        $  1.55     $  1.32     $  1.17      $ 0.83
Number of accumulation units outstanding at end of period (000 omitted)           9,686       7,474       2,900         553
FTVIPT FRANKLIN REAL ESTATE FUND - CLASS 2 (2/13/2002)
Accumulation unit value at beginning of period                                  $  1.77     $  1.36     $  1.01      $ 1.00
Accumulation unit value at end of period                                        $  1.99     $  1.77     $  1.36      $ 1.01
Number of accumulation units outstanding at end of period (000 omitted)          22,307      17,231       9,166       2,887
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (2/13/2002)
Accumulation unit value at beginning of period                                  $  1.47     $  1.20     $  0.92      $ 1.00
Accumulation unit value at end of period                                        $  1.59     $  1.47     $  1.20      $ 0.92
Number of accumulation units outstanding at end of period (000 omitted)          13,298       8,980       5,248       2,075
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (2/13/2002)
Accumulation unit value at beginning of period                                  $  1.23     $  1.10     $  0.89      $ 1.00
Accumulation unit value at end of period                                        $  1.35     $  1.23     $  1.10      $ 0.89
Number of accumulation units outstanding at end of period (000 omitted)          18,871      13,076       6,742       1,735
GOLDMAN SACHS VIT MID CAP VALUE FUND (2/13/2002)
Accumulation unit value at beginning of period                                  $  1.51     $  1.21     $  0.95      $ 1.00
Accumulation unit value at end of period                                        $  1.69     $  1.51     $  1.21      $ 0.95
Number of accumulation units outstanding at end of period (000 omitted)          30,996      15,049       7,743       2,583
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND (2/13/2002)
(PREVIOUSLY GOLDMAN SACHS VIT CORE(SM) U.S. EQUITY FUND)
Accumulation unit value at beginning of period                                  $  1.17     $  1.03     $  0.80      $ 1.00
Accumulation unit value at end of period                                        $  1.24     $  1.17     $  1.03      $ 0.80
Number of accumulation units outstanding at end of period (000 omitted)          30,636       9,922       2,742       1,048
LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO (2/13/2002)
Accumulation unit value at beginning of period                                  $  1.33     $  1.17     $  0.92      $ 1.00
Accumulation unit value at end of period                                        $  1.46     $  1.33     $  1.17      $ 0.92
Number of accumulation units outstanding at end of period (000 omitted)           7,418       5,816       3,058         499
LEGG MASON PARTNERS VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS II (11/1/2005)
(PREVIOUSLY SALOMON BROTHERS SMALL CAP GROWTH FUND, CLASS II)
Accumulation unit value at beginning of period                                  $  1.00          --          --          --
Accumulation unit value at end of period                                        $  1.05          --          --          --
Number of accumulation units outstanding at end of period (000 omitted)               4          --          --          --
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (2/13/2002)
Accumulation unit value at beginning of period                                  $  0.99     $  0.92     $  0.76      $ 1.00
Accumulation unit value at end of period                                        $  1.03     $  0.99     $  0.92      $ 0.76
Number of accumulation units outstanding at end of period (000 omitted)           8,658       5,399       2,971       1,088
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (2/13/2002)
Accumulation unit value at beginning of period                                  $  1.00     $  0.96     $  0.72      $ 1.00
Accumulation unit value at end of period                                        $  1.04     $  1.00     $  0.96      $ 0.72
Number of accumulation units outstanding at end of period (000 omitted)           6,257       6,311       5,191       2,112


--------------------------------------------------------------------------------
104 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE
VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                              2005        2004        2003        2002
---------------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (2/4/2004)
Accumulation unit value at beginning of period                                  $  1.09     $  1.00          --          --
Accumulation unit value at end of period                                        $  1.11     $  1.09          --          --
Number of accumulation units outstanding at end of period (000 omitted)          10,940       3,567          --          --
MFS(R) UTILITIES SERIES - SERVICE CLASS (2/13/2002)
Accumulation unit value at beginning of period                                  $  1.47     $  1.14     $  0.85     $  1.00
Accumulation unit value at end of period                                        $  1.70     $  1.47     $  1.14     $  0.85
Number of accumulation units outstanding at end of period (000 omitted)           6,871       3,380       1,670         276
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit value at beginning of period                                  $  1.15     $  1.00          --          --
Accumulation unit value at end of period                                        $  1.30     $  1.15          --          --
Number of accumulation units outstanding at end of period (000 omitted)          11,208       4,318          --          --
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit value at beginning of period                                  $  1.15     $  1.00          --          --
Accumulation unit value at end of period                                        $  1.25     $  1.15          --          --
Number of accumulation units outstanding at end of period (000 omitted)           6,924       2,998          --          --
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit value at beginning of period                                  $  1.07     $  1.00          --          --
Accumulation unit value at end of period                                        $  1.08     $  1.07          --          --
Number of accumulation units outstanding at end of period (000 omitted)          34,899       7,003          --          --
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (2/13/2002)
Accumulation unit value at beginning of period                                  $  1.00     $  0.94     $  0.81     $  1.00
Accumulation unit value at end of period                                        $  1.12     $  1.00     $  0.94     $  0.81
Number of accumulation units outstanding at end of period (000 omitted)           4,351       2,530       1,776         617
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (2/13/2002)
Accumulation unit value at beginning of period                                  $  1.26     $  1.09     $  0.86     $  1.00
Accumulation unit value at end of period                                        $  1.40     $  1.26     $  1.09     $  0.86
Number of accumulation units outstanding at end of period (000 omitted)           4,252       4,043       4,165       2,086
PUTNAM VT VISTA FUND - CLASS IB SHARES (2/13/2002)
Accumulation unit value at beginning of period                                  $  1.13     $  0.96     $  0.73     $  1.00
Accumulation unit value at end of period                                        $  1.25     $  1.13     $  0.96     $  0.73
Number of accumulation units outstanding at end of period (000 omitted)             736         559         614         267
RIVERSOURCE(SM) VARIABLE PORTFOLIO - BALANCED FUND (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - MANAGED FUND)
Accumulation unit value at beginning of period                                  $  1.16     $  1.07     $  0.90     $  1.00
Accumulation unit value at end of period                                        $  1.19     $  1.16     $  1.07     $  0.90
Number of accumulation units outstanding at end of period (000 omitted)           3,385       2,471       1,608         531
RIVERSOURCE(SM) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND)
Accumulation unit value at beginning of period                                  $  0.99     $  1.00     $  1.00     $  1.00
Accumulation unit value at end of period                                        $  1.01     $  0.99     $  1.00     $  1.00
Number of accumulation units outstanding at end of period (000 omitted)          22,067      19,507      13,022      12,452

*THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR RIVERSOURCE(SM) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND AT DEC. 31, 2005 WERE
 2.60% AND 2.63%, RESPECTIVELY.

RIVERSOURCE(SM) VARIABLE PORTFOLIO - CORE BOND FUND (2/4/2004)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - CORE BOND FUND)
Accumulation unit value at beginning of period                                  $  1.02     $  1.00          --          --
Accumulation unit value at end of period                                        $  1.02     $  1.02          --          --
Number of accumulation units outstanding at end of period (000 omitted)           3,994       1,612          --          --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND)
Accumulation unit value at beginning of period                                  $  1.11     $  1.07     $  1.04     $  1.00
Accumulation unit value at end of period                                        $  1.12     $  1.11     $  1.07     $  1.04
Number of accumulation units outstanding at end of period (000 omitted)          50,746      22,751      13,984       6,481
RIVERSOURCE(SM) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND)
Accumulation unit value at beginning of period                                  $  1.36     $  1.17     $  0.83     $  1.00
Accumulation unit value at end of period                                        $  1.53     $  1.36     $  1.17     $  0.83
Number of accumulation units outstanding at end of period (000 omitted)          47,282      24,579       8,342       3,101


--------------------------------------------------------------------------------
105 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE
VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                              2005        2004        2003        2002
---------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(SM) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - THREADNEEDLE EMERGING MARKETS FUND)
Accumulation unit value at beginning of period                                  $  1.54     $  1.25     $  0.90      $ 1.00
Accumulation unit value at end of period                                        $  2.04     $  1.54     $  1.25      $ 0.90
Number of accumulation units outstanding at end of period (000 omitted)           8,412       1,983         492         220
RIVERSOURCE(SM) VARIABLE PORTFOLIO - GLOBAL BOND FUND (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - GLOBAL BOND FUND)
Accumulation unit value at beginning of period                                  $  1.39     $  1.28     $  1.14      $ 1.00
Accumulation unit value at end of period                                        $  1.31     $  1.39     $  1.28      $ 1.14
Number of accumulation units outstanding at end of period (000 omitted)          18,771       8,568       3,885       1,060
RIVERSOURCE(SM) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (9/13/2004)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - INFLATION PROTECTED SECURITIES FUND)
Accumulation unit value at beginning of period                                  $  1.03     $  1.00          --          --
Accumulation unit value at end of period                                        $  1.05     $  1.03          --          --
Number of accumulation units outstanding at end of period (000 omitted)          20,279         653          --          --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - GROWTH FUND (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - GROWTH FUND)
Accumulation unit value at beginning of period                                  $  0.99     $  0.92     $  0.77      $ 1.00
Accumulation unit value at end of period                                        $  1.06     $  0.99     $  0.92      $ 0.77
Number of accumulation units outstanding at end of period (000 omitted)          23,296       7,403       5,647         973
RIVERSOURCE(SM) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND)
Accumulation unit value at beginning of period                                  $  1.28     $  1.16     $  0.94      $ 1.00
Accumulation unit value at end of period                                        $  1.32     $  1.28     $  1.16      $ 0.94
Number of accumulation units outstanding at end of period (000 omitted)          28,189      24,305      16,280       3,957
RIVERSOURCE(SM) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (9/13/2004)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND)
Accumulation unit value at beginning of period                                  $  1.04     $  1.00          --          --
Accumulation unit value at end of period                                        $  1.06     $  1.04          --          --
Number of accumulation units outstanding at end of period (000 omitted)           7,061         300          --          --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - THREADNEEDLE INTERNATIONAL FUND)
Accumulation unit value at beginning of period                                  $  1.26     $  1.08     $  0.85      $ 1.00
Accumulation unit value at end of period                                        $  1.42     $  1.26     $  1.08      $ 0.85
Number of accumulation units outstanding at end of period (000 omitted)           5,133       2,551         340          55
RIVERSOURCE(SM) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND* (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND)
Accumulation unit value at beginning of period                                  $  1.00     $  0.95     $  0.75      $ 1.00
Accumulation unit value at end of period                                        $  1.05     $  1.00     $  0.95      $ 0.75
Number of accumulation units outstanding at end of period (000 omitted)          27,550       4,862       1,779         291

*RIVERSOURCE(SM) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R) MERGED INTO RIVERSOURCE(SM) VARIABLE PORTFOLIO - LARGE CAP
 EQUITY FUND ON MARCH 17, 2006.

RIVERSOURCE(SM) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND (2/4/2004)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND)
Accumulation unit value at beginning of period                                  $  1.09     $  1.00          --          --
Accumulation unit value at end of period                                        $  1.13     $  1.09          --          --
Number of accumulation units outstanding at end of period (000 omitted)             921         450          --          --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - MID CAP GROWTH FUND* (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - EQUITY SELECT FUND)
Accumulation unit value at beginning of period                                  $  1.15     $  1.07     $  0.88      $ 1.00
Accumulation unit value at end of period                                        $  1.26     $  1.15     $  1.07      $ 0.88
Number of accumulation units outstanding at end of period (000 omitted)           5,505       5,961       4,649       1,153

*RIVERSOURCE(SM) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND MERGED INTO RIVERSOURCE(SM) VARIABLE PORTFOLIO - MID CAP
 GROWTH FUND ON MARCH 17, 2006.

RIVERSOURCE(SM) VARIABLE PORTFOLIO - MID CAP VALUE FUND (5/2/2005)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - MID CAP VALUE FUND)
Accumulation unit value at beginning of period                                  $  1.00          --          --          --
Accumulation unit value at end of period                                        $  1.19          --          --          --
Number of accumulation units outstanding at end of period (000 omitted)             622          --          --          --


--------------------------------------------------------------------------------
106 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                      2005         2004        2003        2002
-------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(SM) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R)* (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R))
Accumulation unit value at beginning of period                          $  1.01     $  0.99     $  0.80      $ 1.00
Accumulation unit value at end of period                                $  1.01     $  1.01     $  0.99      $ 0.80
Number of accumulation units outstanding at end of period
(000 omitted)                                                            16,468      23,120      18,133       6,565

*RIVERSOURCE(SM) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R) MERGED INTO RIVERSOURCE(SM) VARIABLE PORTFOLIO -
 LARGE CAP EQUITY FUND ON MARCH 17, 2006

RIVERSOURCE(SM) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND)
Accumulation unit value at beginning of period                          $  1.10     $  1.01     $  0.80      $ 1.00
Accumulation unit value at end of period                                $  1.14     $  1.10     $  1.01      $ 0.80
Number of accumulation units outstanding at end of period
(000 omitted)                                                            14,184      11,269       6,544       1,889
RIVERSOURCE(SM) VARIABLE PORTFOLIO - SELECT VALUE FUND (2/4/2004)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - PARTNERS SELECT VALUE FUND)
Accumulation unit value at beginning of period                          $  1.12     $  1.00          --          --
Accumulation unit value at end of period                                $  1.12     $  1.12          --          --
Number of accumulation units outstanding at end of period
(000 omitted)                                                             1,493         840          --          --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND)
Accumulation unit value at beginning of period                          $  1.04     $  1.05     $  1.04      $ 1.00
Accumulation unit value at end of period                                $  1.05     $  1.04     $  1.05      $ 1.04
Number of accumulation units outstanding at end of period
(000 omitted)                                                            18,707      17,403      14,902       6,107
RIVERSOURCE(SM) VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND)
Accumulation unit value at beginning of period                          $  1.46     $  1.25     $  0.85      $ 1.00
Accumulation unit value at end of period                                $  1.52     $  1.46     $  1.25      $ 0.85
Number of accumulation units outstanding at end of period
(000 omitted)                                                             5,744       5,617       2,920         900
RIVERSOURCE(SM) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period                          $  1.43     $  1.21     $  0.88      $ 1.00
Accumulation unit value at end of period                                $  1.50     $  1.43     $  1.21      $ 0.88
Number of accumulation units outstanding at end of period
(000 omitted)                                                            20,683      11,379       7,181       3,316
RIVERSOURCE(SM) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND* (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND)
Accumulation unit value at beginning of period                          $  1.00     $  0.92     $  0.72      $ 1.00
Accumulation unit value at end of period                                $  1.08     $  1.00     $  0.92      $ 0.72
Number of accumulation units outstanding at end of period
(000 omitted)                                                               471         438         401         114

*RIVERSOURCE(SM) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND MERGED INTO RIVERSOURCE(SM) VARIABLE PORTFOLIO - MID
 CAP GROWTH FUND ON MARCH 17, 2006.

VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO CLASS II SHARES (2/4/2004)
Accumulation unit value at beginning of period                          $  1.15     $  1.00          --          --
Accumulation unit value at end of period                                $  1.18     $  1.15          --          --
Number of accumulation units outstanding at end of period
(000 omitted)                                                            53,896      12,916          --          --
WANGER INTERNATIONAL SMALL CAP (2/13/2002)
Accumulation unit value at beginning of period                          $  1.66     $  1.28     $  0.87      $ 1.00
Accumulation unit value at end of period                                $  1.99     $  1.66     $  1.28      $ 0.87
Number of accumulation units outstanding at end of period
(000 omitted)                                                            19,260       9,273       4,376       1,523
WANGER U.S. SMALLER COMPANIES (2/13/2002)
Accumulation unit value at beginning of period                          $  1.41     $  1.21     $  0.85      $ 1.00
Accumulation unit value at end of period                                $  1.56     $  1.41     $  1.21      $ 0.85
Number of accumulation units outstanding at end of period
(000 omitted)                                                            41,455      26,304      13,657       3,732
WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND (2/13/2002)
Accumulation unit value at beginning of period                          $  1.18     $  1.01     $  0.75      $ 1.00
Accumulation unit value at end of period                                $  1.26     $  1.18     $  1.01      $ 0.75
Number of accumulation units outstanding at end of period
(000 omitted)                                                             7,621       6,990       5,557       2,340
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND (2/13/2002)
Accumulation unit value at beginning of period                          $  1.06     $  0.94     $  0.67      $ 1.00
Accumulation unit value at end of period                                $  1.11     $  1.06     $  0.94      $ 0.67
Number of accumulation units outstanding at end of period
(000 omitted)                                                             2,596       2,735       1,772         662


--------------------------------------------------------------------------------
107 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.20% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT



YEAR ENDED DEC. 31,                                                      2005         2004        2003        2002
-------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (2/13/2002)
Accumulation unit value at beginning of period                          $  1.04     $  0.99      $ 0.78      $ 1.00
Accumulation unit value at end of period                                $  1.12     $  1.04      $ 0.99      $ 0.78
Number of accumulation units outstanding at end of period
(000 omitted)                                                            11,202       2,736         978         447
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (2/13/2002)
Accumulation unit value at beginning of period                          $  1.22     $  1.07      $ 0.80      $ 1.00
Accumulation unit value at end of period                                $  1.32     $  1.22      $ 1.07      $ 0.80
Number of accumulation units outstanding at end of period
(000 omitted)                                                             1,835       1,591         774         463
AIM V.I. FINANCIAL SERVICES FUND, SERIES I SHARES (2/13/2002)
Accumulation unit value at beginning of period                          $  1.19     $  1.11      $ 0.87      $ 1.00
Accumulation unit value at end of period                                $  1.25     $  1.19      $ 1.11      $ 0.87
Number of accumulation units outstanding at end of period
(000 omitted)                                                               832         915         731         446
AIM V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (11/1/2005)
Accumulation unit value at beginning of period                          $  1.00          --          --          --
Accumulation unit value at end of period                                $  1.09          --          --          --
Number of accumulation units outstanding at end of period
(000 omitted)                                                                 5          --          --          --
AIM V.I. TECHNOLOGY FUND, SERIES I SHARES (2/13/2002)
Accumulation unit value at beginning of period                          $  0.83     $  0.80      $ 0.56      $ 1.00
Accumulation unit value at end of period                                $  0.84     $  0.83      $ 0.80      $ 0.56
Number of accumulation units outstanding at end of period
(000 omitted)                                                             2,168         923         573         157
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (11/1/2005)
Accumulation unit value at beginning of period                          $  1.00          --          --          --
Accumulation unit value at end of period                                $  1.06          --          --          --
Number of accumulation units outstanding at end of period
(000 omitted)                                                               148          --          --          --
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (2/13/2002)
Accumulation unit value at beginning of period                          $  1.16     $  1.05      $ 0.81      $ 1.00
Accumulation unit value at end of period                                $  1.20     $  1.16      $ 1.05      $ 0.81
Number of accumulation units outstanding at end of period
(000 omitted)                                                            14,313      11,547       7,339       4,072
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (2/13/2002)
Accumulation unit value at beginning of period                          $  1.67     $  1.35      $ 0.95      $ 1.00
Accumulation unit value at end of period                                $  1.92     $  1.67      $ 1.35      $ 0.95
Number of accumulation units outstanding at end of period
(000 omitted)                                                            16,470       7,898       3,918       1,371
AMERICAN CENTURY VP INTERNATIONAL, CLASS II (2/13/2002)
Accumulation unit value at beginning of period                          $  1.18     $  1.04      $ 0.85      $ 1.00
Accumulation unit value at end of period                                $  1.32     $  1.18      $ 1.04      $ 0.85
Number of accumulation units outstanding at end of period
(000 omitted)                                                             3,768       2,448       1,128         448
AMERICAN CENTURY VP ULTRA(R), CLASS II (11/1/2005)
Accumulation unit value at beginning of period                          $  1.00          --          --          --
Accumulation unit value at end of period                                $  1.04          --          --          --
Number of accumulation units outstanding at end of period
(000 omitted)                                                             1,015          --          --          --
AMERICAN CENTURY VP VALUE, CLASS II (2/13/2002)
Accumulation unit value at beginning of period                          $  1.27     $  1.13      $ 0.89      $ 1.00
Accumulation unit value at end of period                                $  1.32     $  1.27      $ 1.13      $ 0.89
Number of accumulation units outstanding at end of period
(000 omitted)                                                            16,716      10,779       5,922       2,396
CALVERT VARIABLE SERIES, INC. SOCIAL BALANCED PORTFOLIO (2/13/2002)
Accumulation unit value at beginning of period                          $  1.11     $  1.04      $ 0.88      $ 1.00
Accumulation unit value at end of period                                $  1.16     $  1.11      $ 1.04      $ 0.88
Number of accumulation units outstanding at end of period
(000 omitted)                                                             2,283       1,690         769         208
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B* (2/4/2004)
Accumulation unit value at beginning of period                          $  1.05     $  1.00          --          --
Accumulation unit value at end of period                                $  1.06     $  1.05          --          --
Number of accumulation units outstanding at end of period
(000 omitted)                                                             8,509       3,599          --          --
*COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B MERGED INTO NATIONS HIGH YIELD BOND PORTFOLIO ON APRIL 28,
 2006. ON MAY 1, 2006, NATIONS HIGH YIELD BOND PORTFOLIO CHANGED ITS NAME TO COLUMBIA HIGH YIELD FUND, VARIABLE
 SERIES, CLASS B.


--------------------------------------------------------------------------------
108 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                      2005         2004        2003        2002
-------------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 2 (2/4/2004)
Accumulation unit value at beginning of period                          $  1.14     $  1.00          --          --
Accumulation unit value at end of period                                $  1.31     $  1.14          --          --
Number of accumulation units outstanding at end of period
(000 omitted)                                                             3,150         728          --          --
FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO SERVICE CLASS 2 (2/13/2002)
Accumulation unit value at beginning of period                          $  1.09     $  1.04     $  0.85      $ 1.00
Accumulation unit value at end of period                                $  1.15     $  1.09     $  1.04      $ 0.85
Number of accumulation units outstanding at end of period
(000 omitted)                                                            18,132      18,010      11,020       3,508
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (2/13/2002)
Accumulation unit value at beginning of period                          $  1.51     $  1.23     $  0.90      $ 1.00
Accumulation unit value at end of period                                $  1.76     $  1.51     $  1.23      $ 0.90
Number of accumulation units outstanding at end of period
(000 omitted)                                                            28,423      18,934       9,886       3,541
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (2/13/2002)
Accumulation unit value at beginning of period                          $  1.31     $  1.17     $  0.83      $ 1.00
Accumulation unit value at end of period                                $  1.53     $  1.31     $  1.17      $ 0.83
Number of accumulation units outstanding at end of period
(000 omitted)                                                             6,520       5,276       2,292         610
FTVIPT FRANKLIN REAL ESTATE FUND - CLASS 2 (2/13/2002)
Accumulation unit value at beginning of period                          $  1.76     $  1.35     $  1.01      $ 1.00
Accumulation unit value at end of period                                $  1.97     $  1.76     $  1.35      $ 1.01
Number of accumulation units outstanding at end of period
(000 omitted)                                                            15,139      12,119       6,601       2,989
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (2/13/2002)
Accumulation unit value at beginning of period                          $  1.46     $  1.20     $  0.92      $ 1.00
Accumulation unit value at end of period                                $  1.57     $  1.46     $  1.20      $ 0.92
Number of accumulation units outstanding at end of period
(000 omitted)                                                             8,682       5,338       3,257       1,610
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (2/13/2002)
Accumulation unit value at beginning of period                          $  1.22     $  1.10     $  0.89      $ 1.00
Accumulation unit value at end of period                                $  1.34     $  1.22     $  1.10      $ 0.89
Number of accumulation units outstanding at end of period
(000 omitted)                                                            11,400       7,311       3,856       1,418
GOLDMAN SACHS VIT MID CAP VALUE FUND (2/13/2002)
Accumulation unit value at beginning of period                          $  1.50     $  1.21     $  0.95      $ 1.00
Accumulation unit value at end of period                                $  1.68     $  1.50     $  1.21      $ 0.95
Number of accumulation units outstanding at end of period
(000 omitted)                                                            20,011      10,047       5,836       2,777
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND (2/13/2002)
(PREVIOUSLY GOLDMAN SACHS VIT CORE(SM) U.S. EQUITY FUND)
Accumulation unit value at beginning of period                          $  1.17     $  1.03     $  0.80      $ 1.00
Accumulation unit value at end of period                                $  1.23     $  1.17     $  1.03      $ 0.80
Number of accumulation units outstanding at end of period
(000 omitted)                                                            16,269       6,220       2,770       1,483
LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO (2/13/2002)
Accumulation unit value at beginning of period                          $  1.33     $  1.17     $  0.92      $ 1.00
Accumulation unit value at end of period                                $  1.45     $  1.33     $  1.17      $ 0.92
Number of accumulation units outstanding at end of period
(000 omitted)                                                             4,983       4,090       2,091         566
LEGG MASON PARTNERS VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS II (11/1/2005)
(PREVIOUSLY SALOMON BROTHERS SMALL CAP GROWTH FUND, CLASS II)
Accumulation unit value at beginning of period                          $  1.00          --          --          --
Accumulation unit value at end of period                                $  1.05          --          --          --
Number of accumulation units outstanding at end of period
(000 omitted)                                                                 5          --          --          --
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (2/13/2002)
Accumulation unit value at beginning of period                          $  0.99     $  0.92     $  0.76      $ 1.00
Accumulation unit value at end of period                                $  1.02     $  0.99     $  0.92      $ 0.76
Number of accumulation units outstanding at end of period
(000 omitted)                                                             4,710       3,047       2,246         712
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (2/13/2002)
Accumulation unit value at beginning of period                          $  1.00     $  0.95     $  0.72      $ 1.00
Accumulation unit value at end of period                                $  1.04     $  1.00     $  0.95      $ 0.72
Number of accumulation units outstanding at end of period
(000 omitted)                                                             4,247       4,567       3,912       1,784


--------------------------------------------------------------------------------
109 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                      2005         2004        2003        2002
-------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (2/4/2004)
Accumulation unit value at beginning of period                          $  1.09     $  1.00          --          --
Accumulation unit value at end of period                                $  1.10     $  1.09          --          --
Number of accumulation units outstanding at end of period
(000 omitted)                                                             8,946       3,545          --          --
MFS(R) UTILITIES SERIES - SERVICE CLASS (2/13/2002)
Accumulation unit value at beginning of period                          $  1.46     $  1.14     $  0.85     $  1.00
Accumulation unit value at end of period                                $  1.68     $  1.46     $  1.14     $  0.85
Number of accumulation units outstanding at end of period
(000 omitted)                                                             5,189       2,575       1,371         431
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit value at beginning of period                          $  1.15     $  1.00          --          --
Accumulation unit value at end of period                                $  1.30     $  1.15          --          --
Number of accumulation units outstanding at end of period
(000 omitted)                                                             5,927       2,391          --          --
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit value at beginning of period                          $  1.15     $  1.00          --          --
Accumulation unit value at end of period                                $  1.24     $  1.15          --          --
Number of accumulation units outstanding at end of period
(000 omitted)                                                             3,700       1,477          --          --
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit value at beginning of period                          $  1.06     $  1.00          --          --
Accumulation unit value at end of period                                $  1.08     $  1.06          --          --
Number of accumulation units outstanding at end of period
(000 omitted)                                                            23,303       4,223          --          --
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (2/13/2002)
Accumulation unit value at beginning of period                          $  1.00     $  0.94     $  0.80     $  1.00
Accumulation unit value at end of period                                $  1.11     $  1.00     $  0.94     $  0.80
Number of accumulation units outstanding at end of period
(000 omitted)                                                             2,388       1,649       1,108         583
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (2/13/2002)
Accumulation unit value at beginning of period                          $  1.25     $  1.09     $  0.86     $  1.00
Accumulation unit value at end of period                                $  1.39     $  1.25     $  1.09     $  0.86
Number of accumulation units outstanding at end of period
(000 omitted)                                                             3,019       2,995       2,797       1,392
PUTNAM VT VISTA FUND - CLASS IB SHARES (2/13/2002)
Accumulation unit value at beginning of period                          $  1.12     $  0.96     $  0.73     $  1.00
Accumulation unit value at end of period                                $  1.24     $  1.12     $  0.96     $  0.73
Number of accumulation units outstanding at end of period
(000 omitted)                                                               598         413         417         192
RIVERSOURCE(SM) VARIABLE PORTFOLIO - BALANCED FUND (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - MANAGED FUND)
Accumulation unit value at beginning of period                          $  1.15     $  1.07     $  0.90     $  1.00
Accumulation unit value at end of period                                $  1.18     $  1.15     $  1.07     $  0.90
Number of accumulation units outstanding at end of period
(000 omitted)                                                             3,085       2,273       1,117         462
RIVERSOURCE(SM) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND)
Accumulation unit value at beginning of period                          $  0.99     $  0.99     $  1.00     $  1.00
Accumulation unit value at end of period                                $  1.00     $  0.99     $  0.99     $  1.00
Number of accumulation units outstanding at end of period
(000 omitted)                                                            18,979      15,014      12,047      12,148

*THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR RIVERSOURCE(SM) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND AT DEC. 31,
 2005 WERE 2.38% AND 2.40%, RESPECTIVELY.

RIVERSOURCE(SM) VARIABLE PORTFOLIO - CORE BOND FUND (2/4/2004)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - CORE BOND FUND)
Accumulation unit value at beginning of period                          $  1.02     $  1.00          --          --
Accumulation unit value at end of period                                $  1.02     $  1.02          --          --
Number of accumulation units outstanding at end of period
(000 omitted)                                                             3,473       1,734          --          --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND)
Accumulation unit value at beginning of period                          $  1.11     $  1.07     $  1.04     $  1.00
Accumulation unit value at end of period                                $  1.12     $  1.11     $  1.07     $  1.04
Number of accumulation units outstanding at end of period
(000 omitted)                                                            37,023      19,654      12,452       5,971
RIVERSOURCE(SM) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND)
Accumulation unit value at beginning of period                          $  1.35     $  1.15     $  0.83     $  1.00
Accumulation unit value at end of period                                $  1.51     $  1.35     $  1.15     $  0.83
Number of accumulation units outstanding at end of period
(000 omitted)                                                            33,232      17,932       5,976       2,058


--------------------------------------------------------------------------------
110 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                      2005         2004        2003        2002
-------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(SM) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - THREADNEEDLE EMERGING MARKETS FUND)
Accumulation unit value at beginning of period                          $  1.53     $  1.25     $  0.90      $ 1.00
Accumulation unit value at end of period                                $  2.02     $  1.53     $  1.25      $ 0.90
Number of accumulation units outstanding at end of period
(000 omitted)                                                             4,677       1,199         318         121
RIVERSOURCE(SM) VARIABLE PORTFOLIO - GLOBAL BOND FUND (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - GLOBAL BOND FUND)
Accumulation unit value at beginning of period                          $  1.38     $  1.27     $  1.14      $ 1.00
Accumulation unit value at end of period                                $  1.30     $  1.38     $  1.27      $ 1.14
Number of accumulation units outstanding at end of period
(000 omitted)                                                            15,541       8,857       4,839       1,529
RIVERSOURCE(SM) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (9/13/2004)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - INFLATION PROTECTED SECURITIES FUND)
Accumulation unit value at beginning of period                          $  1.03     $  1.00          --          --
Accumulation unit value at end of period                                $  1.04     $  1.03          --          --
Number of accumulation units outstanding at end of period
(000 omitted)                                                            13,014         516          --          --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - GROWTH FUND (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - GROWTH FUND)
Accumulation unit value at beginning of period                          $  0.98     $  0.92     $  0.76      $ 1.00
Accumulation unit value at end of period                                $  1.05     $  0.98     $  0.92      $ 0.76
Number of accumulation units outstanding at end of period
(000 omitted)                                                            13,519       4,079       2,868         392
RIVERSOURCE(SM) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND)
Accumulation unit value at beginning of period                          $  1.27     $  1.15     $  0.93      $ 1.00
Accumulation unit value at end of period                                $  1.31     $  1.27     $  1.15      $ 0.93
Number of accumulation units outstanding at end of period
(000 omitted)                                                            27,474      25,456      15,576       4,269
RIVERSOURCE(SM) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (9/13/2004)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND)
Accumulation unit value at beginning of period                          $  1.04     $  1.00          --          --
Accumulation unit value at end of period                                $  1.06     $  1.04          --          --
Number of accumulation units outstanding at end of period
(000 omitted)                                                             4,187         271          --          --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - THREADNEEDLE INTERNATIONAL FUND)
Accumulation unit value at beginning of period                          $  1.25     $  1.08     $  0.85      $ 1.00
Accumulation unit value at end of period                                $  1.41     $  1.25     $  1.08      $ 0.85
Number of accumulation units outstanding at end of period
(000 omitted)                                                             3,647       2,172         496         105
RIVERSOURCE(SM) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND* (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND)
Accumulation unit value at beginning of period                          $  1.08     $  1.03     $  0.81      $ 1.00
Accumulation unit value at end of period                                $  1.13     $  1.08     $  1.03      $ 0.81
Number of accumulation units outstanding at end of period
(000 omitted)                                                            11,604       2,482         744          96

*RIVERSOURCE(SM) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R) MERGED INTO RIVERSOURCE(SM) VARIABLE PORTFOLIO - LARGE
 CAP EQUITY FUND ON MARCH 17, 2006

RIVERSOURCE(SM) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND (2/4/2004)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND)
Accumulation unit value at beginning of period                          $  1.09     $  1.00          --          --
Accumulation unit value at end of period                                $  1.13     $  1.09          --          --
Number of accumulation units outstanding at end of period
(000 omitted)                                                               632         499          --          --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - MID CAP GROWTH FUND* (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - EQUITY SELECT FUND)
Accumulation unit value at beginning of period                          $  1.15     $  1.06     $  0.88      $ 1.00
Accumulation unit value at end of period                                $  1.25     $  1.15     $  1.06      $ 0.88
Number of accumulation units outstanding at end of period
(000 omitted)                                                             2,961       3,400       2,602         889

*RIVERSOURCE(SM) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND MERGED INTO RIVERSOURCE(SM) VARIABLE PORTFOLIO - MID
 CAP GROWTH FUND ON MARCH 17, 2006.

RIVERSOURCE(SM) VARIABLE PORTFOLIO - MID CAP VALUE FUND (5/2/2005)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - MID CAP VALUE FUND)
Accumulation unit value at beginning of period                          $  1.00          --          --          --
Accumulation unit value at end of period                                $  1.19          --          --          --
Number of accumulation units outstanding at end of period
(000 omitted)                                                               393          --          --          --


--------------------------------------------------------------------------------
111 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.20% OF THE DAILY NET ASSETS OF THE
VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                      2005         2004        2003        2002
-------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(SM) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R)* (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R))
Accumulation unit value at beginning of period                          $  1.00     $  0.98     $  0.80      $ 1.00
Accumulation unit value at end of period                                $  1.00     $  1.00     $  0.98      $ 0.80
Number of accumulation units outstanding at end of period
(000 omitted)                                                             8,727      14,408      12,471       5,049

*RIVERSOURCE(SM) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R) MERGED INTO RIVERSOURCE(SM) VARIABLE PORTFOLIO - LARGE
 CAP EQUITY FUND ON MARCH 17, 2006

RIVERSOURCE(SM) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND)
Accumulation unit value at beginning of period                          $  1.10     $  1.01     $  0.80      $ 1.00
Accumulation unit value at end of period                                $  1.13     $  1.10     $  1.01      $ 0.80
Number of accumulation units outstanding at end of period
(000 omitted)                                                            10,825       9,241       5,428       1,648
RIVERSOURCE(SM) VARIABLE PORTFOLIO - SELECT VALUE FUND (2/4/2004)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - PARTNERS SELECT VALUE FUND)
Accumulation unit value at beginning of period                          $  1.12     $  1.00          --          --
Accumulation unit value at end of period                                $  1.11     $  1.12          --          --
Number of accumulation units outstanding at end of period
(000 omitted)                                                             1,193         732          --          --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND)
Accumulation unit value at beginning of period                          $  1.04     $  1.04     $  1.04      $ 1.00
Accumulation unit value at end of period                                $  1.04     $  1.04     $  1.04      $ 1.04
Number of accumulation units outstanding at end of period
(000 omitted)                                                            16,802      16,700      13,079       7,646
RIVERSOURCE(SM) VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND)
Accumulation unit value at beginning of period                          $  1.45     $  1.24     $  0.85      $ 1.00
Accumulation unit value at end of period                                $  1.51     $  1.45     $  1.24      $ 0.85
Number of accumulation units outstanding at end of period
(000 omitted)                                                             3,917       3,802       2,139         516
RIVERSOURCE(SM) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE
FUND)
Accumulation unit value at beginning of period                          $  1.42     $  1.20     $  0.88      $ 1.00
Accumulation unit value at end of period                                $  1.49     $  1.42     $  1.20      $ 0.88
Number of accumulation units outstanding at end of period
(000 omitted)                                                            11,559       7,783       5,093       2,665
RIVERSOURCE(SM) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND* (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND)
Accumulation unit value at beginning of period                          $  0.99     $  0.92     $  0.72      $ 1.00
Accumulation unit value at end of period                                $  1.07     $  0.99     $  0.92      $ 0.72
Number of accumulation units outstanding at end of period
(000 omitted)                                                               421         383         446         161

*RIVERSOURCE(SM) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND MERGED INTO RIVERSOURCE(SM) VARIABLE PORTFOLIO - MID
 CAP GROWTH FUND ON MARCH 17, 2006

VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO CLASS II SHARES (2/4/2004)
Accumulation unit value at beginning of period                          $  1.15     $  1.00          --          --
Accumulation unit value at end of period                                $  1.18     $  1.15          --          --
Number of accumulation units outstanding at end of period
(000 omitted)                                                            26,831       6,418          --          --
WANGER INTERNATIONAL SMALL CAP (2/13/2002)
Accumulation unit value at beginning of period                          $  1.65     $  1.28     $  0.87      $ 1.00
Accumulation unit value at end of period                                $  1.98     $  1.65     $  1.28      $ 0.87
Number of accumulation units outstanding at end of period
(000 omitted)                                                            11,470       5,817       2,667       1,055
WANGER U.S. SMALLER COMPANIES (2/13/2002)
Accumulation unit value at beginning of period                          $  1.40     $  1.20     $  0.85      $ 1.00
Accumulation unit value at end of period                                $  1.54     $  1.40     $  1.20      $ 0.85
Number of accumulation units outstanding at end of period
(000 omitted)                                                            23,080      15,408       8,442       3,131
WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND (2/13/2002)
Accumulation unit value at beginning of period                          $  1.18     $  1.01     $  0.75      $ 1.00
Accumulation unit value at end of period                                $  1.25     $  1.18     $  1.01      $ 0.75
Number of accumulation units outstanding at end of period
(000 omitted)                                                             3,829       3,698       3,344       1,985
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND (2/13/2002)
Accumulation unit value at beginning of period                          $  1.05     $  0.94     $  0.67      $ 1.00
Accumulation unit value at end of period                                $  1.10     $  1.05     $  0.94      $ 0.67
Number of accumulation units outstanding at end of period
(000 omitted)                                                             1,557       1,643       1,441         387


--------------------------------------------------------------------------------
112 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts                      p. 3

Rating Agencies                                  p. 4

Revenues Received During Calendar Year 2005      p. 4

Principal Underwriter                            p. 5

Independent Registered Public Accounting Firm    p. 5

Financial Statements


--------------------------------------------------------------------------------
113 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS / RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

[RIVERSOURCE ANNUITIES LOGO]
IDS Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 862-7919


    IDS Life Insurance Company (Distributor), Member NASD, a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Insurance and annuity branded products are issued by IDS Life Insurance
                  Company, an Ameriprise Financial company.

           (C) 2006 Ameriprise Financial, Inc. All rights reserved. S-6273 I (5/06)

PROSPECTUS


MAY 1, 2006

RIVERSOURCE(SM)

RETIREMENT ADVISOR ADVANTAGE


VARIABLE ANNUITY - BAND 3


INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

- current or retired employees of Ameriprise Financial, Inc. or its subsidiaries and their spouses (employees),

- current or retired Ameriprise Financial, Inc. financial advisors and their spouses (advisors), and

- individuals investing an initial purchase payment of $1 million (other individuals).

NEW RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE VARIABLE ANNUITY - BAND 3 CONTRACTS ARE NOT CURRENTLY BEING OFFERED.


ISSUED BY: IDS LIFE INSURANCE COMPANY (IDS LIFE)

           70100 Ameriprise Financial Center

           Minneapolis, MN 55474
           Telephone: (800) 862-7919

           ameriprise.com/variableannuities

           IDS LIFE VARIABLE ACCOUNT 10

This prospectus contains information that you should know before investing. Prospectuses are also available for:


-  AIM Variable Insurance Funds

-  AllianceBernstein Variable Products Series Fund, Inc.

-  American Century Variable Portfolios, Inc.

-  Calvert Variable Series, Inc.

-  Columbia Funds Variable Insurance Trust

-  Credit Suisse Trust

-  Eaton Vance Variable Trust

-  Evergreen Variable Annuity Trust

-  Fidelity(R) Variable Insurance Products - Service Class 2

-  Franklin(R) Templeton(R) Variable Insurance Products

   Trust (FTVIPT) - Class 2

-  Goldman Sachs Variable Insurance Trust (VIT)

-  Janus Aspen Series: Service Shares

-  Lazard Retirement Series, Inc.

-  MFS(R) Variable Insurance Trust(SM)

-  Neuberger Berman Advisers Management Trust

-  Oppenheimer Variable Account Funds - Service Shares

-  PIMCO Variable Insurance Trust (VIT)

-  Pioneer Variable Contracts Trust (VCT), Class II Shares

-  Putnam Variable Trust - Class IB Shares

-  RiverSource(SM) Variable Portfolio Funds

-  (previously American Express(R) Variable Portfolio Funds)

-  The Universal Institutional Funds, Inc.

   Van Kampen Life Investment Trust

-  Wanger Advisors Trust

-  Wells Fargo Variable Trust

Please read the prospectuses carefully and keep them for future reference.


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting IDS Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your sales representative about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

--------------------------------------------------------------------------------
1 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE VARIABLE ANNUITY - BAND 3 --
PROSPECTUS

This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents. IDS Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.


IDS Life and its affiliated insurance companies offer several different annuities which your sales representative may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits and access to annuity account values. The fees and charges may also be different between each annuity.

TABLE OF CONTENTS


KEY TERMS                                                                      3
THE CONTRACT IN BRIEF                                                          4
EXPENSE SUMMARY                                                                6
CONDENSED FINANCIAL INFORMATION (UNAUDITED)                                   11
FINANCIAL STATEMENTS                                                          11
THE VARIABLE ACCOUNT AND THE FUNDS                                            12
THE FIXED ACCOUNT                                                             24
BUYING YOUR CONTRACT                                                          24
CHARGES                                                                       25
VALUING YOUR INVESTMENT                                                       28
MAKING THE MOST OF YOUR CONTRACT                                              29
SURRENDERS                                                                    33
TSA -- SPECIAL PROVISIONS                                                     34
CHANGING OWNERSHIP                                                            34
BENEFITS IN CASE OF DEATH --
  STANDARD DEATH BENEFIT                                                      35
OPTIONAL BENEFITS                                                             36
THE ANNUITY PAYOUT PERIOD                                                     40
TAXES                                                                         41
VOTING RIGHTS                                                                 44
SUBSTITUTION OF INVESTMENTS                                                   44
ABOUT THE SERVICE PROVIDERS                                                   45
APPENDIX A: EXAMPLE - OPTIONAL BENEFITS                                       48
APPENDIX B: CONDENSED FINANCIAL INFORMATION (UNAUDITED)                       52
TABLE OF CONTENTS OF THE
  STATEMENT OF ADDITIONAL INFORMATION                                         58



CORPORATE CONSOLIDATION

Later this year, two of IDS Life's subsidiaries, American Enterprise Life Insurance Company and American Partners Life Insurance Company, plan to merge into IDS Life. This merger will help simplify overall corporate structure because these three life insurance companies will be consolidated into one. We currently expect this consolidation to occur at the end of 2006, subject to certain regulatory and other approvals. At the time of the consolidation, we plan to change the name of IDS Life to RiverSource Life Insurance Company. This consolidation and renaming will not have any adverse effect on the benefits under your contract.


--------------------------------------------------------------------------------
2 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE VARIABLE ANNUITY - BAND 3 --
PROSPECTUS

KEY TERMS


THESE TERMS CAN HELP YOU UNDERSTAND DETAILS ABOUT YOUR CONTRACT.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

ENHANCED EARNINGS DEATH BENEFIT (EEB) AND ENHANCED EARNINGS PLUS DEATH BENEFIT
(EEP): These are optional benefits you can add to your contract for an additional charge. Each is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. You can elect to purchase either the EEB or the EEP.

FIXED ACCOUNT: An account to which you may allocate purchase payments. Amounts you allocate to this account earn interest at rates that we declare periodically.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of any or all of these funds.

IDS LIFE: In this prospectus, "we," "us," "our" and "IDS Life" refer to IDS Life Insurance Company.

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT (MAV): This is an optional benefit you can add to your contract for an additional charge that is intended to provide additional death benefit protection in the event of fluctuating fund values.

OWNER (YOU, YOUR): The person who controls the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

-  Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

-  Roth IRAs under Section 408A of the Code

-  SIMPLE IRAs under Section 408(p) of the Code


-  Simplified Employee Pension IRA (SEP) plans under Section 408(k) of the Code


-  Plans under Section 401(k) of the Code


-  Custodial and investment only plans under Section 401(a) of the Code


-  Tax-Sheltered Annuities (TSAs) under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RIDER: You receive a rider when you purchase the EEB, EEP and/or MAV. The rider adds the terms of the optional benefit to your contract.

RIDER EFFECTIVE DATE: The date you add a rider to your contract.

SETTLEMENT DATE: The date when annuity payouts are scheduled to begin.

SURRENDER VALUE: The amount you are entitled to receive if you make a full surrender from your contract. It is the contract value minus any applicable charges.

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3 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE VARIABLE ANNUITY - BAND 3 --
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

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or surrender request) at our home office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our home office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

THE CONTRACT IN BRIEF

PURPOSE: The purpose of the contract is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. You may allocate your purchase payments to the fixed account and/or subaccounts under the contract. These accounts, in turn, may earn returns that increase the value of the contract. Beginning at a specified time in the future called the settlement date, the contract provides lifetime or other forms of payout of your contract value (less any applicable premium tax).

TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions (RMDs). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes - Qualified Annuities - Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the potential tax implications to you.

FREE LOOK PERIOD: You may return your contract to your sales representative or to our home office within the time stated on the first page of your contract. You will receive a full refund of the contract value. We will not deduct any charges. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (Exception: If the law requires, we will refund all of your purchase payments.)

ACCOUNTS: Generally, you may allocate your purchase payments among any or all of:


- the subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the settlement date will equal or exceed the total purchase payments you allocate to the subaccounts. (p. 12)

- the fixed account, which earns interest at a rate that we adjust periodically. Purchase payment allocations to the fixed account may be subject to special restrictions. (p. 24)

BUYING YOUR CONTRACT: We no longer offer new contracts. However, you have the option of making additional purchase payments in the future. (p. 24)


PURCHASE PAYMENTS:

MINIMUM ALLOWABLE PURCHASE PAYMENTS:

  FOR EMPLOYEES/ADVISORS:

    If paying by installments under a scheduled payment plan:

        $23.08 biweekly, or

        $50 per month

If paying by any other method:

        $1,000 initial payment for qualified annuities

        $2,000 initial payment for nonqualified annuities

        $50 for any additional payments

FOR OTHER INDIVIDUALS:

        $1 million*

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4 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE VARIABLE ANNUITY - BAND 3 --
PROSPECTUS

MAXIMUM ALLOWABLE PURCHASE PAYMENTS:

  FOR EMPLOYEES/ADVISORS:


        $100,000 for issue ages through 85


        $50,000 for issue ages 86 to 90

  FOR OTHER INDIVIDUALS:


        $100,000


* For initial purchase payments of more than $999,999, our home office approval is required.


TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. You may establish automated transfers among the accounts. Fixed account transfers are subject to special restrictions. (p. 30)

SURRENDERS: You may surrender all or part of your contract value at any time before the settlement date. You also may establish automated partial surrenders. Surrenders may be subject to charges and income taxes (including an IRS penalty if you surrender prior to your reaching age 59 1/2 and may have other tax consequences; also, certain restrictions apply. (p. 33)

CHANGING OWNERSHIP: You may change ownership of a nonqualified annuity by written instruction, but this may have federal income tax consequences. Restrictions apply to changing ownership of a qualified annuity. (p. 34)

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value. (p. 35)

OPTIONAL BENEFITS: This contract offers optional features that are available for additional charges if you meet certain criteria. (p. 36)

ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the settlement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. Total monthly payouts may include amounts from each subaccount and the fixed account. During the annuity payout period, you cannot be invested in more than five subaccounts at any one time unless we agree otherwise. (p. 40)

TAXES: Generally income earned on, your contract value grows tax deferred until you surrender it or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. However, Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. (p. 41)

LIMITATIONS ON USE OF CONTRACTS: If mandated by applicable law, including but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values or to satisfy other statutory obligations. Under these circumstances we may refuse to implement requests for transfers, surrenders, or death benefits, until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.


--------------------------------------------------------------------------------
5 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE VARIABLE ANNUITY - BAND 3 --
PROSPECTUS

EXPENSE SUMMARY


THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT ARE PAID WHEN BUYING, OWNING AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAID AT THE TIME THAT YOU BOUGHT THE CONTRACT AND MAY PAY WHEN YOU SURRENDER THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.


CONTRACT OWNER TRANSACTION EXPENSES

SURRENDER CHARGE                                                               0%

SURRENDER CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a surrender. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will vary between 3.50% and 5.00% depending on the applicable assumed investment rate. The surrender charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate. (See "Charges -- Surrender Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")

THE NEXT TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL CONTRACT ADMINISTRATIVE CHARGE

                                                                             $30

(We will waive this charge when your contract value, or total purchase payments less any payments surrendered, is $50,000 or more on the current contract anniversary, except at full surrender.)

OPTIONAL RIDER FEES

(As a percentage of the contract value charged annually at the contract anniversary. The fee applies only if you elect the optional rider.)

MAV RIDER FEE                                                               0.25%*

EEB RIDER FEE                                                               0.30%

EEP RIDER FEE                                                               0.40%

ANNUAL VARIABLE ACCOUNT EXPENSES

(Total annual variable account expenses as a percentage of average daily subaccount value)

MORTALITY AND EXPENSE RISK FEE                                              0.55%

* For contracts purchased before May 1, 2003, the MAV rider fee is 0.15%.

--------------------------------------------------------------------------------
6 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE VARIABLE ANNUITY - BAND 3 --
PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS

THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THE FIRST ITEM SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS FOR THE LAST FISCAL YEAR. THE SECOND TABLE SHOWS THE TOTAL FEES AND EXPENSES CHARGED BY EACH FUND FOR THE LAST FISCAL YEAR. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


MINIMUM AND MAXIMUM TOTAL ANNUAL OPERATING EXPENSES FOR THE FUNDS(a)


(Including management fee, distribution and/or service (12b-1) fees and other expenses)


                                                                  MINIMUM      MAXIMUM
Total expenses before fee waivers and/or expense reimbursements     0.53%       5.85%



(a) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an on-going basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us and/or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us and/or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND


(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                                          GROSS TOTAL
                                                                   MANAGEMENT       12b-1       OTHER        ANNUAL
                                                                      FEES           FEES      EXPENSES     EXPENSES
AIM V.I. Capital Appreciation Fund, Series II Shares                  0.61%          0.25%       0.29%       1.15%(1),(2)
AIM V.I. Capital Development Fund, Series II Shares                   0.75           0.25        0.34        1.34(1),(3)
AIM V.I. Dynamics Fund, Series I Shares                               0.75             --        0.42        1.17(1),(3)
AIM V.I. Financial Services Fund, Series I Shares                     0.75             --        0.37        1.12(1)
AIM V.I. Global Health Care Fund, Series II Shares                    0.75           0.25        0.33        1.33(1),(3)
AIM V.I. Technology Fund, Series I Shares                             0.75             --        0.37        1.12(1)
AllianceBernstein VPS Global Technology Portfolio (Class B)           0.75           0.25        0.17        1.17(4)
AllianceBernstein VPS Growth and Income Portfolio (Class B)           0.55           0.25        0.05        0.85(4)
AllianceBernstein VPS International Value Portfolio (Class B)         0.75           0.25        0.12        1.12(4)
American Century VP International, Class II                           1.13           0.25          --        1.38(4)
American Century VP Ultra(R), Class II                                0.90           0.25        0.01        1.16(4)
American Century VP Value, Class II                                   0.83           0.25          --        1.08(4)
Calvert Variable Series, Inc. Social Balanced Portfolio               0.70             --        0.22        0.92(5)
Columbia Marsico Growth Fund, Variable Series                         0.74           0.25        0.34        1.33(6)
Columbia Marsico International Opportunities Fund, Variable Series    0.80           0.25        0.43        1.48(4)
Credit Suisse Trust - Commodity Return Strategy Portfolio             0.50           0.25        0.55        1.30(7)
Eaton Vance VT Floating-Rate Income Fund                              0.58             --        0.69        1.27(4)
Evergreen VA Fundamental Large Cap Fund - Class 2                     0.58           0.25        0.18        1.01(8)
Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2               0.57           0.25        0.09        0.91(9)
Fidelity(R) VIP Growth & Income Portfolio Service Class 2             0.47           0.25        0.12        0.84(9)
Fidelity(R) VIP Mid Cap Portfolio Service Class 2                     0.57           0.25        0.12        0.94(9)
Fidelity(R) VIP Overseas Portfolio Service Class 2                    0.72           0.25        0.17        1.14(9)
FTVIPT Franklin Real Estate Fund - Class 2                            0.47           0.25        0.02        0.74(10),(11)
FTVIPT Franklin Small Cap Value Securities Fund - Class 2             0.52           0.25        0.17        0.94(11),(12)
FTVIPT Mutual Shares Securities Fund - Class 2                        0.60           0.25        0.18        1.03(11)
Goldman Sachs VIT Mid Cap Value Fund                                  0.80             --        0.07        0.87(13)
Goldman Sachs VIT Structured U.S. Equity Fund                         0.65             --        0.09        0.74(13)
(previously Goldman Sachs VIT CORE(SM) U.S. Equity Fund)
Janus Aspen Series Global Technology Portfolio: Service Shares        0.64           0.25        0.09        0.98(14)
Janus Aspen Series International Growth Portfolio: Service Shares     0.64           0.25        0.06        0.95(14)


--------------------------------------------------------------------------------
7 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE VARIABLE ANNUITY - BAND 3 --
PROSPECTUS

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                                          GROSS TOTAL
                                                                   MANAGEMENT       12b-1       OTHER        ANNUAL
                                                                      FEES           FEES      EXPENSES     EXPENSES
Lazard Retirement International Equity Portfolio                      0.75%          0.25%       0.21%       1.21%(15)
MFS(R) Investors Growth Stock Series - Service Class                  0.75           0.25        0.15        1.15(16),(17)
MFS(R) New Discovery Series - Service Class                           0.90           0.25        0.16        1.31(16),(17)
MFS(R) Utilities Series - Service Class                               0.75           0.25        0.15        1.15(16),(17)
Neuberger Berman Advisers Management Trust
  International Portfolio (Class S)                                   1.15           0.25        4.45        5.85(18),(19)
Oppenheimer Global Securities Fund/VA, Service Shares                 0.63           0.25        0.04        0.92(20)
Oppenheimer Main Street Small Cap Fund/VA, Service Shares             0.74           0.25        0.05        1.04(20)
Oppenheimer Strategic Bond Fund/VA, Service Shares                    0.69           0.25        0.02        0.96(20)
PIMCO VIT All Asset Portfolio, Advisor Share Class                    0.20           0.25        0.88        1.33(21)
Pioneer Equity Income VCT Portfolio - Class II Shares                 0.65           0.25        0.06        0.96(4)
Pioneer Europe VCT Portfolio - Class II Shares                        0.85           0.25        0.76        1.86(4)
Putnam VT Health Sciences Fund - Class IB Shares                      0.70           0.25        0.11        1.06(4)
Putnam VT International Equity Fund - Class IB Shares                 0.75           0.25        0.18        1.18(4)
Putnam VT Vista Fund - Class IB Shares                                0.65           0.25        0.09        0.99(4)
RiverSource(SM) Variable Portfolio - Balanced Fund                    0.54           0.13        0.14        0.81(22),(23),(24)
(previously AXP(R) Variable Portfolio - Managed Fund)
RiverSource(SM) Variable Portfolio - Cash Management Fund             0.33           0.13        0.15        0.61(22),(23)
(previously AXP(R) Variable Portfolio - Cash Management Fund)
RiverSource(SM) Variable Portfolio - Core Bond Fund                   0.48           0.13        0.33        0.94(22),(23),(25)
(previously AXP(R) Variable Portfolio - Core Bond Fund)
RiverSource(SM) Variable Portfolio - Diversified Bond Fund            0.47           0.13        0.17        0.77(22),(23)
(previously AXP(R) Variable Portfolio - Diversified Bond Fund)
RiverSource(SM) Variable Portfolio - Diversified
  Equity Income Fund                                                  0.68           0.13        0.16        0.97(22),(23),(24)
(previously AXP(R) Variable Portfolio - Diversified
  Equity Income Fund)
RiverSource(SM) Variable Portfolio - Emerging Markets Fund            1.05           0.13        0.34        1.52(22),(23),(24),(25)
(previously AXP(R) Variable Portfolio - Threadneedle
  Emerging Markets Fund)
RiverSource(SM) Variable Portfolio - Fundamental Value Fund           0.73           0.13        0.16        1.02(23),(26)
RiverSource(SM) Variable Portfolio - Global Bond Fund                 0.71           0.13        0.20        1.04(22),(23)
(previously AXP(R) Variable Portfolio - Global Bond Fund)
RiverSource(SM) Variable Portfolio - Global Inflation
  Protected Securities Fund                                           0.44           0.13        0.33        0.90(22),(23),(25)
(previously AXP(R) Variable Portfolio - Inflation
  Protected Securities Fund)
RiverSource(SM) Variable Portfolio - Growth Fund                      0.66           0.13        0.17        0.96(22),(23),(24)
(previously AXP(R) Variable Portfolio - Growth Fund)
RiverSource(SM) Variable Portfolio - High Yield Bond Fund             0.59           0.13        0.16        0.88(22),(23)
(previously AXP(R) Variable Portfolio - High Yield Bond Fund)
RiverSource(SM) Variable Portfolio - Income Opportunities Fund        0.61           0.13        0.34        1.08(22),(23),(25)
(previously AXP(R) Variable Portfolio - Income
  Opportunities Fund)
RiverSource(SM) Variable Portfolio - International
  Opportunity Fund                                                    0.72           0.13        0.20        1.05(22),(23),(24)
(previously AXP(R) Variable Portfolio - Threadneedle
  International Fund)
RiverSource(SM) Variable Portfolio - Large Cap Equity Fund            0.56           0.13        0.14        0.83(22),(23),(24)
(previously AXP(R) Variable Portfolio - Large Cap Equity Fund)
RiverSource(SM) Variable Portfolio - Large Cap Value Fund             0.60           0.13        1.86        2.59(22),(23),(24),(25)
(previously AXP(R) Variable Portfolio - Large Cap Value Fund)
RiverSource(SM) Variable Portfolio - Mid Cap Growth Fund              0.63           0.13        0.17        0.93(22),(23),(24),(25)
(previously AXP(R) Variable Portfolio - Equity Select Fund)
RiverSource(SM) Variable Portfolio - Mid Cap Value Fund               0.70           0.13        2.18        3.01(22),(23),(25)
(previously AXP(R) Variable Portfolio - Mid Cap Value Fund)


--------------------------------------------------------------------------------
8 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE VARIABLE ANNUITY - BAND 3 --
PROSPECTUS

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                                          GROSS TOTAL
                                                                   MANAGEMENT       12b-1       OTHER        ANNUAL
                                                                      FEES           FEES      EXPENSES     EXPENSES
RiverSource(SM) Variable Portfolio - S&P 500 Index Fund               0.22%          0.13%       0.18%       0.53%(22),(23),(25)
(previously AXP(R) Variable Portfolio - S&P 500 Index Fund)
RiverSource(SM) Variable Portfolio - Select Value Fund                0.77           0.13        0.30        1.20(22),(23),(24),(25)
(previously AXP(R) Variable Portfolio - Partners
  Select Value Fund)
RiverSource(SM) Variable Portfolio - Short Duration
  U.S. Government Fund                                                0.48           0.13        0.17        0.78(22),(23)
(previously AXP(R) Variable Portfolio - Short Duration
  U.S. Government Fund)
RiverSource(SM) Variable Portfolio - Small Cap Advantage Fund         0.80           0.13        0.22        1.15(22),(23),(24)
(previously AXP(R) Variable Portfolio - Small Cap Advantage Fund)
RiverSource(SM) Variable Portfolio - Small Cap Value Fund             0.92           0.13        0.24        1.29(22),(23),(24),(25)
(previously AXP(R) Variable Portfolio - Partners
  Small Cap Value Fund)
Van Kampen Life Investment Trust Comstock Portfolio,
  Class II Shares                                                     0.56           0.25        0.03            0.84(4)
Van Kampen UIF Global Real Estate Portfolio Class II Shares           0.85           0.35        0.62        1.82(27)
Van Kampen UIF Mid Cap Growth Portfolio Class II Shares               0.75           0.35        0.34        1.44(27)
Wanger International Small Cap                                        0.95             --        0.18            1.13(4)
Wanger U.S. Smaller Companies                                         0.90             --        0.05            0.95(4)
Wells Fargo Advantage VT Asset Allocation Fund                        0.55           0.25        0.24        1.04(28)
Wells Fargo Advantage VT International Core Fund                      0.75           0.25        0.41        1.41(28)
Wells Fargo Advantage VT Opportunity Fund                             0.72           0.25        0.21        1.18(28)
Wells Fargo Advantage VT Small Cap Growth Fund                        0.75           0.25        0.24        1.24(28)



(1) Figures shown in the table are for the year ended Dec. 31, 2005 and are expressed as a percentage of the Fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table. The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares and Series II shares to the extent necessary to limit total annual expenses of Series I shares to 1.30% and Series II shares to 1.45% of average daily nets assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual expenses to exceed the limit stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganizations as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation is in effect through April 30, 2007.
(2) As a result of a reorganization of another Fund into the Fund, which will occur on or about May 1, 2006 for AIM V.I. Capital Appreciation Fund, Series II Shares the "Gross total annual expenses" have been restated to reflect such reorganization.
(3) Effective Jan. 1, 2005 through June 30, 2006, the advisor has contractually agreed to waive a portion of its advisory fees.
(4) The Fund's expense figures are based on actual expenses for the fiscal year ended Dec. 31, 2005.
(5) Expenses are based on expenses for the Portfolio's most recent fiscal year. Management fees include the subadvisory fee paid by the Advisor, to the Subadvisors, and the administrative fee paid by the Portfolio to Calvert Administrative Services Company, an affiliate of Calvert.
(6) The Fund's Distributor has voluntarily agreed to waive 0.25% of its 12b-1 fees.
(7) Fee waivers and/or expense reimbursement may reduce expenses for the Portfolio, without which performance would be lower. Waivers and/or expense reimbursements may be discontinued at any time. After fee waivers and expense reimbursements net expenses would be 0.95% for Credit Suisse Trust
     - Commodity Return Strategy Portfolio.
(8) The "Gross total annual expenses" exclude expense reductions and fee waivers. These fees have been restated to reflect current fees.
(9) A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the Fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.89% for Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2, 0.79% for Fidelity(R) VIP Growth & Income Portfolio Service Class 2, 0.89% for Fidelity(R) VIP Mid Cap Portfolio Service Class 2 and 1.07% for Fidelity(R) VIP Overseas Portfolio Service Class 2. These offsets may be discontinued at any time.
(10) The Fund's administration fee is paid indirectly through the management fee.
(11) While the maximum amount payable under the Fund's class rule 12b-1 plan is 0.35% per year of the Fund's class average annual net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year.
(12) The Fund's manager has agreed in advance to reduce its fees with respect to assets invested by the Fund in a Franklin Templeton Money Market Fund. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission. The management fee reduction and net total annual expense was (0.05%) and 0.89%, respectively for FTVIPT Franklin Small Cap Value Securities Fund - Class 2.
(13) The Fund's annual operating expenses are based on actual expenses for the fiscal year ended Dec. 31, 2005. "Other expenses" include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of the Fund plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to limit "Other expenses" (excluding management fees, transfer agent fees and expenses, taxes, interest, brokerage, litigation and indemnification costs, shareholder meeting and other extraordinary expenses) to the extent that such expenses exceed, on an annual basis, 0.16% of the Fund's average daily net assets for Goldman Sachs VIT Structured U.S. Equity Fund and 0.25% of the Fund's average daily net assets for Goldman Sachs VIT Mid Cap Value Fund. The Investment Adviser may cease or modify the expense limitations at its discretion at anytime. If this occurs, other expenses and total annual operating expenses may increase without shareholder approval.
(14) Janus Capital has contractually agreed to waive certain Portfolio's total annual operating expenses (excluding the distribution and shareholder servicing fee, the administrative services fee applicable to certain Portfolios, brokerage commissions, interest, taxes and extraordinary expenses) to certain limits until May 1, 2007. Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.


--------------------------------------------------------------------------------
9 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE VARIABLE ANNUITY - BAND 3 --
PROSPECTUS

(15) The Investment Manager has contractually agreed to waive its fees and, if necessary, reimburse the Portfolio through Dec. 31, 2006, to the extent "Gross total annual expenses" exceed 1.25% of average daily net assets for Lazard Retirement International Equity Portfolio.
(16) Each series has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of service class shares (these fees are referred to as distribution fees).
(17) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent, and may have entered into brokerage arrangements, that reduced or recaptured series' expenses. Any such expense reductions are not reflected in the table. Had these fee reductions been taken into account, "Gross total annual expenses" would be lower.
(18) Neuberger Berman Management Inc. ("NBMI") has undertaken through Dec. 31, 2009 to waive fees and/or reimburse certain operating expenses, including the compensation of NBMI and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 2.00% of the average daily net asset value of the Portfolio. The expense limitation arrangements for the Portfolio is contractual and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause the Portfolio to exceed its limitation described above.
(19) Class S shares of the International Portfolio have a redemption fee of 1.00% for exchanges or redemptions on shares held less than 60 days. The redemption fee is paid to the Portfolio.
(20) Expenses may vary in future years. "Other expenses" in the table include transfer agent fees, custodial fees, and accounting and legal expenses the Fund pays. The Fund's transfer agent has voluntarily agreed to limit transfer and shareholder servicing fees to 0.35% per fiscal year. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended Dec. 31, 2005, the transfer agent fees did not exceed the expense limitation described above.
(21) "Other expense" also includes Underlying Fund expenses. Underlying Fund Expenses for the Portfolio are estimated based upon an allocation of the Portfolio's assets among the Underlying Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying Funds. Underlying Fund expenses will vary with changes in the expenses of the Underlying Funds, as well as allocation of the Portfolio's assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying Fund for the most recent fiscal year, please see "Fund of Funds Fees - Annual Underlying Fund Expenses" in the Portfolio's prospectus. PIMCO has contractually agreed, for the Portfolio's current fiscal year (12/31), to reduce its Advisory Fee to the extent that the Underlying Fund Expenses attributable to Advisory and Administrative Fees exceed 0.60% of the total assets invested in Underlying Funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.
(22) The Fund's expense figures are based on actual expenses for the fiscal year ended Aug. 31, 2005, adjusted to reflect current fees.
(23) The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940. The Fund pays IDS Life Insurance Company an annual fee of up to 0.125% of average daily net assets as payment for distributing its shares and providing shareholder services. Because this fee is paid out of the Fund's assets on an on-going basis, over time this fee will increase the cost of your investment and may cost you more than paying other types of sales charges.
(24) Management fees include the impact of a performance incentive adjustment fee that decreased the management fee by 0.05% for RiverSource(SM) Variable Portfolio - Emerging Markets Fund, 0.04% for RiverSource(SM) Variable Portfolio - International Opportunity Fund, 0.02% for RiverSource(SM) Variable Portfolio - Large Cap Equity Fund, 0.07% for RiverSource(SM) Variable Portfolio - Mid Cap Growth Fund, 0.01% for RiverSource(SM) Variable Portfolio - Select Value Fund and 0.04% for RiverSource(SM) Variable Portfolio - Small Cap Value Fund. Management fees include the impact of a performance incentive adjustment fee that increased the management fee by 0.03% for RiverSource(SM) Variable Portfolio - Balanced Fund, 0.08% for RiverSource(SM) Variable Portfolio - Diversified Equity Income Fund, 0.06% for RiverSource(SM) Variable Portfolio - Growth Fund, 0.002% for RiverSource(SM) Variable Portfolio - Large Cap Value Fund and 0.01% for RiverSource(SM) Variable Portfolio - Small Cap Advantage Fund.
(25) RiverSource Investments and its affiliates have contractually agreed to waive certain fees and expenses until Aug. 31, 2006, unless sooner terminated at the discretion of the Fund's Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses, before giving effect to any performance incentive adjustment, will not exceed:
     0.83% for RiverSource(SM) Variable Portfolio - Core Bond Fund, 1.75% for RiverSource(SM) Variable Portfolio - Emerging Markets Fund, 0.72% for RiverSource(SM) Variable Portfolio - Global Inflation Protected Securities Fund, 0.99% for RiverSource(SM) Variable Portfolio - Income Opportunities Fund, 1.05% for RiverSource(SM) Variable Portfolio - Large Cap Value Fund, 1.00% for RiverSource(SM) Variable Portfolio - Mid Cap Growth Fund, 1.08% for RiverSource(SM) Variable Portfolio - Mid Cap Value Fund, 0.495% for RiverSource(SM) Variable Portfolio - S&P 500 Index Fund, 1.15% for RiverSource(SM) Variable Portfolio - Select Value Fund and 1.25% for RiverSource(SM) Variable Portfolio - Small Cap Value Fund.
(26) The Fund's expense figures are based on estimated expenses, before fee waivers and expense reimbursements. RiverSource Investments and its affiliates have contractually agreed to waive certain fees and expenses until Aug. 31, 2007, unless sooner terminated at the discretion of the Fund's Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.07% for RiverSource(SM) Variable Portfolio - Fundamental Value Fund.
(27) The fees disclosed reflect gross ratios prior to any voluntary waivers/reimbursements of expenses by the adviser. The adviser has voluntarily agreed to waive a portion of or all of its management fee and/or reimburse expenses to the extent necessary so that total annual operating expenses, excluding certain investment related expense such as foreign country tax expense and interest expense on borrowing, do not exceed 1.35%. The adviser may terminate these voluntary waivers at any time at its sole discretion. Additionally, the distributor has agreed to voluntarily waive a portion of the 12b-1 fee for Class II shares. The distributor may terminate these voluntary waivers at any time at its sole discretion. After these fee waivers/reimbursements, net expenses would have been 1.40% for Van Kampen UIF Global Real Estate Portfolio Class II Shares and 1.15% for Van Kampen UIF Mid Cap Growth Portfolio Class II Shares. In addition, Van Kampen UIF Global Real Estate Portfolio Class II Shares was not operational in 2005. Figures in the table are based on estimated assuming the average daily net assets of the Portfolio were not more than $75,000,000.
(28) The Funds' investment adviser has implemented a break point schedule for the Funds' management fees. The management fees charged to the Funds will decline as a Fund's assets grow and will continue to be based on a percentage of the Fund's average daily net assets. Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Other expenses for Wells Fargo Advantage VT Opportunity Fund are based on estimates for the current fiscal year. The adviser has committed through April 30, 2007 to waive fees and/or reimburse the expenses to the extent necessary to maintain the Fund's net operating expense ratio. After fee waivers and expense reimbursements net expenses would be 1.00% for Wells Fargo Advantage VT Asset Allocation Fund, 1.00% for Wells Fargo Advantage VT International Core Fund, 1.07% for Wells Fargo Advantage VT Opportunity Fund and 1.20% for Wells Fargo Advantage VT Small Cap Growth Fund. Please refer to the Fund's prospectus for additional details.


--------------------------------------------------------------------------------
10 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

EXAMPLES


THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES*, VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

MAXIMUM EXPENSES. This example assumes the maximum fees and expenses of any of the funds for the last fiscal year. It assumes that you select both the optional MAV and EEP. Although your actual costs may be higher or lower, based on this assumption your costs would be:


                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
                     $725.39   $2,127.50   $3,467.11    $6,560.71


MINIMUM EXPENSES. This example assumes the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds for the last fiscal year. It assumes that you do not select any optional benefits. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
                     $113.47    $353.73     $612.92     $1,353.83


* In these examples, the $30 contract administrative charge is approximated as a .027% charge. This percentage was determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to the contract by the total average net assets that are attributable to the contract.


CONDENSED FINANCIAL INFORMATION


(UNAUDITED)


You can find unaudited condensed financial information for the subaccounts in Appendix B.

We do not include condensed financial information for subaccounts that are new and did not have any activity as of the financial statement date.

FINANCIAL STATEMENTS

You can find our audited financial statements and the audited financial statements of the subaccounts in the SAI.

The SAI does not include audited financial statements for subaccounts that are new and did not have any activity as of the financial statement date.


--------------------------------------------------------------------------------
11 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

THE VARIABLE ACCOUNT AND THE FUNDS


THE VARIABLE ACCOUNT: The variable account was established under Minnesota law on Aug. 23, 1995, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of IDS Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS: The contract currently offers subaccounts investing in shares of the funds listed in the table below.


- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.


- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.


- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund name and management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

-  REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST:
   We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and upon any substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to, fund performance, fund expenses, classes of fund shares available, size of the fund, and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds, and portfolio concentration and sector weightings. We also consider the levels and types of revenue a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to, compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.


--------------------------------------------------------------------------------
12 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

   We and/or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue. The amount of this revenue is most often based on a percentage of average daily net assets invested in the fund. For example, the revenue we receive from affiliates of funds other than the RiverSource Variable Portfolio Funds (unaffiliated funds) currently ranges up to 0.50% of the average daily net assets invested in the fund through this contract and other contracts we or our affiliates issue. In some cases, this revenue may be based, in part, on sales one of our affiliates makes of other securities including, but not limited to, publicly-traded retail mutual funds and/or the average daily net assets resulting from these sales. We or our affiliates may also receive revenue which is not based on a percentage of average daily net assets.

   The amount of this revenue varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Portfolio Funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Portfolio Funds. These revenue payments may also influence recommendations your sales representative makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

   The revenue we receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the contract (see "Expense Summary"). However, the revenue we receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.

   Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid to us and/or our affiliates in 2005.

- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive this revenue for various purposes including, but not limited to:

   - Compensating, training and educating sales representatives who sell the contracts.

   - Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their sales representatives, and granting access to sales representatives of our affiliated selling firms.

   - Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and sales representatives.

   - Providing sub-transfer agency and shareholder servicing to contract owners.

   - Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

   - Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

   - Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the National Association of Securities Dealers, Inc. (NASD).

   -  Subaccounting, transaction processing, recordkeeping and administration.

- SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

   - Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

   - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

- SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

   - Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

   - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.


--------------------------------------------------------------------------------
13 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING
FUNDS:


INVESTING IN                  INVESTMENT OBJECTIVES AND POLICIES                      INVESTMENT ADVISER
-----------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital              Growth of capital. Invests principally in common        A I M Advisors, Inc.
Appreciation Fund, Series     stocks of companies likely to benefit from new or
II Shares                     innovative products, services or processes as well as
                              those with above-average long-term growth and
                              excellent prospects for future growth. The fund can
                              invest up to 25% of its total assets in foreign
                              securities that involve risks not associated with
                              investing solely in the United States.

AIM V.I. Capital              Long-term growth of capital. Invests primarily in       A I M Advisors, Inc.
Development Fund, Series II   securities (including common stocks, convertible
Shares                        securities and bonds) of small- and medium-sized
                              companies. The Fund may invest up to 25% of its total
                              assets in foreign securities.

AIM V.I. Dynamics Fund,       Capital growth. Invests at least 65% of its net         A I M Advisors, Inc.
Series I Shares               assets primarily in common stocks of mid-sized
                              companies, companies included in the Russell
                              Midcap(R) Growth Index at the time of purchase. The
                              Fund also has the flexibility to invest in other
                              types of securities, including preferred stocks,
                              convertible securities and bonds.

AIM V.I. Financial Services   Capital growth. Actively managed. Invests at least      A I M Advisors, Inc.
Fund, Series I Shares         80% of its net assets in the equity securities and
                              equity-related instruments of companies involved in
                              the financial services sector. These companies
                              include, but are not limited to, banks, insurance
                              companies, investment and miscellaneous industries
                              (asset managers, brokerage firms, and
                              government-sponsored agencies and suppliers to
                              financial services companies).

AIM V.I. Global Health Care   Capital growth. The fund seeks to meet its objective    A I M Advisors, Inc.
Fund, Series II Shares        by investing, normally, at least 80% of its assets in
                              securities of health care industry companies. The
                              fund may invest up to 20% of its total assets in
                              companies located in developing countries, i.e.,
                              those countries that are in the initial stages of
                              their industrial cycles. The fund may also invest up
                              to 5% of its total assets in lower-quality debt
                              securities, i.e., junk bonds.

AIM V.I. Technology Fund,     Capital growth. The Fund is actively managed. Invests   A I M Advisors, Inc.
Series I Shares               at least 80% of its net assets in equity securities
                              and equity-related instruments of companies engaged
                              in technology-related industries. These include, but
                              are not limited to, various applied technologies,
                              hardware, software, semiconductors,
                              telecommunications equipment and services, and
                              service-related companies in information technology.
                              Many of these products and services are subject to
                              rapid obsolescence, which may lower the market value
                              of securities of the companies in this sector.

AllianceBernstein VPS         Long-term growth of capital. The Fund invests at        AllianceBernstein L.P.
Global Technology Portfolio   least 80% of its net assets in securities of
(Class B)                     companies that use technology extensively in the
                              development of new or improved products or processes.
                              Invests in a global portfolio of securities of U.S.
                              and foreign companies selected for their growth
                              potential.

AllianceBernstein VPS         Long-term growth of capital. Invests primarily in       AllianceBernstein L.P.
Growth and Income Portfolio   dividend-paying common stocks of large,
(Class B)                     well-established, "blue chip" companies.


--------------------------------------------------------------------------------
14 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

INVESTING IN                  INVESTMENT OBJECTIVES AND POLICIES                      INVESTMENT ADVISER
-----------------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS         Long-term growth of capital. Invests primarily in a     AllianceBernstein L.P.
International Value           diversified portfolio of equity securities of
Portfolio (Class B)           established companies selected from more than 40
                              industries and from more than 40 developed and
                              emerging market countries.

American Century VP           Capital growth. Invests primarily in stocks of          American Century Global
International, Class II       growing foreign companies in developed countries.       Investment Management, Inc.

American Century VP           Long-term capital growth. Invests primarily in U.S.     American Century Investment
Ultra(R), Class II            companies, but there is no limit on the amount of       Management, Inc.
                              assets the Fund can invest in foreign companies.

American Century VP Value,    Long-term capital growth, with income as a secondary    American Century Investment
Class II                      objective. Invests primarily in stocks of companies     Management, Inc.
                              that management believes to be undervalued at the
                              time of purchase.

Calvert Variable Series,      Income and capital growth. Invests primarily in         Calvert Asset Management Company,
Inc. Social Balanced          stocks, bonds and money market instruments which        Inc. (CAMCO), investment adviser.
Portfolio                     offer income and capital growth opportunity and which   SsgA Funds Management, Inc. and
                              satisfy the investment and social criteria.             New Amsterdam Partners, LLP are
                                                                                      the investment subadvisers.

Columbia Marsico Growth       Long-term growth of capital. The Fund invests           Columbia Management Advisors, LLC
Fund, Variable Series         primarily in equity securities of                       (advisor); Marsico Capital
                              large-capitalization companies that are selected for    Management, LLC (sub-advisor)
                              their growth potential. It generally holds a core
                              position of between 35 and 50 common stocks. It may
                              hold up to 25% of its assets in foreign securities.

Columbia Marsico              Long-term growth of capital. The Fund normally          Columbia Management Advisors, LLC
International Opportunities   invests at least 65% of its assets in common stocks     (advisor); Marsico Capital
Fund, Variable Series         of foreign companies. While the Fund may invest in      Management, LLC (sub-advisor)
                              companies of any size, it focuses on large companies.
                              These companies are selected for their long-term
                              growth potential. The Fund normally invests in
                              issuers from at least three different countries not
                              including the United States and generally holds a
                              core position of 35 to 50 common stocks. The Fund may
                              invest in common stocks of companies operating in
                              emerging markets.

Credit Suisse Trust -         Total return. Invests in commodity-linked derivative    Credit Suisse Asset Management,
Commodity Return Strategy     instruments backed by a portfolio of fixed-income       LLC
Portfolio                     securities. The portfolio invests in commodity-linked
                              derivative instruments, such as commodity-linked
                              notes, swap agreements, commodity options, futures
                              and options on futures that provide exposure to the
                              investment returns of the commodities markets without
                              investing directly in physical commodities.
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
INVESTING IN                  INVESTMENT OBJECTIVES AND POLICIES                      INVESTMENT ADVISER
-----------------------------------------------------------------------------------------------------------------------
Eaton Vance VT                High level of current income. Non-diversified mutual    Eaton Vance Management
Floating-Rate Income Fund     fund that normally invests primarily in senior
                              floating rate loans ("Senior Loans"). Senior Loans
                              typically are of below investment grade quality and
                              have below investment grade credit ratings, which
                              ratings are associated with having high risk,
                              speculative characteristics. Investments are actively
                              managed, and may be bought or sold on a daily basis
                              (although loans are generally held until repaid). The
                              investment adviser's staff monitors the credit
                              quality of the Fund holdings, as well as other
                              investments that are available. The Fund may invest
                              up to 25% of its total assets in foreign securities
                              and may engage in certain hedging transactions.

Evergreen VA Fundamental      Capital growth with the potential for current income.   Evergreen Investment Management
Large Cap Fund - Class 2      Invests primarily in common stocks of large U.S.        Company, LLC
                              companies whose market capitalizations measured at
                              time of purchase fall within the market
                              capitalization range of the companies tracked by the
                              Russell 1000(R) Index.

Fidelity(R) VIP               Seeks long-term capital appreciation. Normally          Fidelity Management & Research
Contrafund(R) Portfolio       invests primarily in common stocks. Invests in          Company (FMR), investment
Service Class 2               securities of companies whose value it believes is      manager; FMR U.K. and FMR Far
                              not fully recognized by the public. Invests in either   East, sub-investment advisers.
                              "growth" stocks or "value" stocks or both. The fund
                              invests in domestic and foreign issuers.

Fidelity(R) VIP Growth &      Seeks high total return through a combination of        FMR, investment manager; FMR
Income Portfolio Service      current income and capital appreciation. Normally       U.K., FMR Far East,
Class 2                       invests a majority of assets in common stocks with a    sub-investment advisers.
                              focus on those that pay current dividends and show
                              potential for capital appreciation. May invest in
                              bonds, including lower-quality debt securities, as
                              well as stocks that are not currently paying
                              dividends, but offer prospects for future income or
                              capital appreciation. Invests in domestic and foreign
                              issuers. The Fund invests in either "growth" stocks
                              or "value" stocks or both.

Fidelity(R) VIP Mid Cap       Long-term growth of capital. Normally invests           FMR, investment manager; FMR
Portfolio Service Class 2     primarily in common stocks. Normally invests at least   U.K., FMR Far East,
                              80% of assets in securities of companies with medium    sub-investment advisers.
                              market capitalizations. May invest in companies with
                              smaller or larger market capitalizations. Invests in
                              domestic and foreign issuers. The Fund invests in
                              either "growth" or "value" common stocks or both.

Fidelity(R) VIP Overseas      Long-term growth of capital. Normally invests           FMR, investment manager; FMR
Portfolio Service Class 2     primarily in common stocks of foreign securities.       U.K., FMR Far East, Fidelity
                              Normally invests at least 80% of assets in non-U.S.     International Investment Advisors
                              securities.                                             (FIIA) and FIIA U.K.,
                                                                                      sub-investment advisers.

FTVIPT Franklin Real Estate   Seeks capital appreciation, with current income as a    Franklin Advisers, Inc.
Fund - Class 2                secondary goal. The Fund normally invests at least
                              80% of its net assets in investments of companies
                              operating in the real estate sector.
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
INVESTING IN                  INVESTMENT OBJECTIVES AND POLICIES                      INVESTMENT ADVISER
-----------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Small Cap     Seeks long-term total return. The Fund normally         Franklin Advisory Services, LLC
Value Securities Fund -       invests at least 80% of its net assets in investments
Class 2                       of small capitalization companies, and normally
                              invests predominantly in equity securities. For this
                              Fund, small-capitalization companies are those with
                              market capitalization values not exceeding $2.5
                              billion, at the time of purchase. The Fund invests
                              mainly in equity securities of companies that the
                              manager believes are undervalued.

FTVIPT Mutual Shares          Seeks capital appreciation, with income as a            Franklin Mutual Advisers, LLC
Securities Fund - Class 2     secondary goal. The Fund normally invests mainly in
                              equity securities that the manager believes are
                              undervalued. The Fund normally invests primarily in
                              undervalued stocks and to a lesser extent in risk
                              arbitrage securities and distressed companies.

Goldman Sachs VIT Mid Cap     Seeks long-term capital appreciation. The Fund          Goldman Sachs Asset Management,
Value Fund                    invests, under normal circumstances, at least 80% of    L.P.
                              its net assets plus any borrowings for investment
                              purposes (measured at time of purchase) ("Net
                              Assets") in a diversified portfolio of equity
                              investments in mid-cap issuers with public stock
                              market capitalizations (based upon shares available
                              for trading on an unrestricted basis) within the
                              range of the market capitalization of companies
                              constituting the Russell Midcap(R) Value Index at the
                              time of investment. If the market capitalization of a
                              company held by the Fund moves outside this range,
                              the Fund may, but is not required to, sell the
                              securities. The capitalization range of the Russell
                              Midcap(R) Value Index is currently between $276
                              million and $14.9 billion. Although the Fund will
                              invest primarily in publicly traded U.S. securities,
                              it may invest up to 25% of its Net Assets in foreign
                              securities, including securities of issuers in
                              emerging countries and securities quoted in foreign
                              currencies. The Fund may invest in the aggregate up
                              to 20% of its Net Assets in companies with public
                              stock market capitalizations outside the range of
                              companies constituting the Russell Midcap(R) Value
                              Index at the time of investment and in fixed-income
                              securities, such as government, corporate and bank
                              debt obligations.

Goldman Sachs VIT             The Fund seeks long-term growth of capital and          Goldman Sachs Asset Management,
Structured U.S. Equity Fund   dividend income. The Fund invests, under normal         L.P.
                              circumstances, at least 90% of its total assets (not
(previously Goldman Sachs     including securities lending collateral and any
VIT CORE U.S. Equity Fund)    investment of that collateral) measured at time of
                              purchase ("Total Assets") in a diversified portfolio
CORE is a registered          of equity investments in U.S. issuers, including
service mark of Goldman,      foreign companies that are traded in the United
Sachs & Co.                   States. However, it is currently anticipated that,
                              under normal circumstances, the Fund will invest at
                              least 95% of its net assets plus any borrowings for
                              investment purposes (measured at the time of
                              purchase) in such equity investments. The Fund's
                              investments are selected using both a variety of
                              quantitative techniques and fundamental research in
                              seeking to maximize the Fund's expected return, while
                              maintaining risk, style, capitalization and industry
                              characteristics similar to the S&P 500 Index. The
                              Fund seeks a broad representation in most major
                              sectors of the U.S. economy and a portfolio
                              consisting of companies with average long-term
                              earnings growth expectations and dividend yields. The
                              Fund is not required to limit its investments to
                              securities in the S&P 500 Index. The Fund's
                              investments in fixed-income securities are limited to
                              securities that are considered cash equivalents.
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
INVESTING IN                  INVESTMENT OBJECTIVES AND POLICIES                      INVESTMENT ADVISER
-----------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Global     Long-term growth of capital. Invests, under normal      Janus Capital
Technology Portfolio:         circumstances, at least 80% of its net assets in
Service Shares                securities of companies that the portfolio manager
                              believes will benefit significantly from advances or
                              improvements in technology. It implements this policy
                              by investing primarily in equity securities of U.S.
                              and foreign companies selected for their growth
                              potential.

Janus Aspen Series            Long-term growth of capital. Invests, under normal      Janus Capital
International Growth          circumstances, at least 80% of its net assets in
Portfolio: Service Shares     securities of issuers from at least five different
                              countries, excluding the United States. Although the
                              Portfolio intends to invest substantially all of its
                              assets in issuers located outside the United States,
                              it may at times invest in U.S. issuers and under
                              unusual circumstances, it may invest all of its
                              assets in fewer than five countries or even a single
                              country.

Lazard Retirement             Long-term capital appreciation. Invests primarily in    Lazard Asset Management, LLC
International Equity          equity securities, principally common stocks, of
Portfolio                     relatively large non-U.S. companies with market
                              capitalizations in the range of the Morgan Stanley
                              Capital International (MSCI) Europe, Australia and
                              Far East (EAFE(R)) Index that the Investment Manager
                              believes are undervalued based on their earnings,
                              cash flow or asset values.

MFS(R) Investors Growth       Long-term growth of capital and future income.          MFS Investment Management(R)
Stock Series - Service        Invests at least 80% of its net assets in common
Class                         stocks and related securities of companies which
                              MFS(R) believes offer better than average prospects
                              for long-term growth.

MFS(R) New Discovery Series   Capital appreciation. Invests at least 65% of its net   MFS Investment Management(R)
- Service Class               assets in equity securities of emerging growth
                              companies.

MFS(R) Utilities Series -     Capital growth and current income. Invests primarily    MFS Investment Management(R)
Service Class                 in equity and debt securities of domestic and foreign
                              companies in the utilities industry.

Neuberger Berman Advisers     Long-term growth of capital. The Fund invests mainly    Neuberger Berman Management Inc.
Management Trust              in foreign companies of any size, including companies
International Portfolio       in developed and emerging industrialized markets. The
(Class S)                     Fund defines a foreign company as one that is
                              organized outside of the United States and conducts
                              the majority of its business abroad. The Fund seeks
                              to reduce risk by diversifying among many industries.
                              Although it has the flexibility to invest a
                              significant portion of its assets in one country or
                              region, it generally intends to remain
                              well-diversified across countries and geographical
                              regions.

Oppenheimer Global            Long-term capital appreciation. Invests mainly in       OppenheimerFunds, Inc.
Securities Fund/VA, Service   common stocks of U.S. and foreign issuers that are
Shares                        "growth-type" companies, cyclical industries and
                              special situations that are considered to have
                              appreciation possibilities.

Oppenheimer Main Street       Seeks capital appreciation. Invests mainly in common    OppenheimerFunds, Inc.
Small Cap Fund/VA, Service    stocks of small-capitalization U.S. companies that
Shares                        the fund's investment manager believes have favorable
                              business trends or prospects.


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
INVESTING IN                  INVESTMENT OBJECTIVES AND POLICIES                      INVESTMENT ADVISER
-----------------------------------------------------------------------------------------------------------------------
Oppenheimer Strategic Bond    High level of current income principally derived from   OppenheimerFunds, Inc.
Fund/VA, Service Shares       interest on debt securities. Invests mainly in three
                              market sectors: debt securities of foreign
                              governments and companies, U.S. government securities
                              and lower-rated high yield securities of U.S. and
                              foreign companies.

PIMCO VIT All Asset           Seeks maximum real return consistent with               Pacific Investment Management
Portfolio, Advisor Share      preservation of real capital and prudent investment     Company LLC
Class                         management period. The Portfolio seeks to achieve its
                              investment objective by investing under normal
                              circumstances substantially all of its assets in
                              Institutional Class shares of the PIMCO Funds, an
                              affiliated open-end investment company, except the
                              All Asset and All Asset All Authority Funds
                              ("Underlying Funds"). Though it is anticipated that
                              the Portfolio will not currently invest in the
                              European StockPLUS(R) TR Strategy, Far East
                              (ex-Japan) StocksPLUS(R) TR Strategy, Japanese
                              StocksPLUS(R) TR Strategy, StocksPLUS(R)
                              Municipal-Backed and StocksPLUS(R) TR Short Strategy
                              Funds, the Portfolio may invest in these Funds in the
                              future, without shareholder approval, at the
                              discretion of the Portfolio's asset allocation
                              sub-adviser.

Pioneer Equity Income VCT     Current income and long-term growth of capital from a   Pioneer Investment Management,
Portfolio - Class II Shares   portfolio consisting primarily of income producing      Inc.
                              equity securities of U.S. corporations. Normally, the
                              portfolio invests at least 80% of its total assets in
                              income producing equity securities of U.S. issuers.
                              The income producing equity securities in which the
                              portfolio may invest include common stocks, preferred
                              stocks and interests in real estate investment trusts
                              (REITs). The remainder of the portfolio may be
                              invested in debt securities, most of which are
                              expected to be convertible into common stocks. The
                              portfolio may invest up to 25% of its total assets in
                              REITs.

Pioneer Europe VCT            Long-term growth of capital. Normally, the portfolio    Pioneer Investment Management,
Portfolio - Class II Shares   invests at least 80% of its total assets in equity      Inc.
                              securities of European issuers. For purposes of the
                              portfolio's investment policies, equity investments
                              include common stocks, convertible debt and
                              securities with common stock characteristics, such as
                              preferred stocks, rights, depositary receipts and
                              warrants. The portfolio may also purchase and sell
                              forward foreign currency exchange contracts in
                              European currencies in connection with its
                              investments.

Putnam VT Health Sciences     Seeks capital appreciation. The fund pursues its goal   Putnam Investment Management, LLC
Fund - Class IB Shares        by investing mainly in common stocks of companies in
                              the health sciences industries, with a focus on
                              growth stocks. Under normal circumstances, the fund
                              invests at least 80% of its net assets in securities
                              of (a) companies that derive at least 50% of their
                              assets, revenues or profits from the pharmaceutical,
                              health care services, applied research and
                              development and medical equipment and supplies
                              industries, or (b) companies Putnam Management thinks
                              have the potential for growth as a result of their
                              particular products, technology, patents or other
                              market advantages in the health sciences industries.

Putnam VT International       Seeks capital appreciation. The fund pursues its goal   Putnam Investment Management, LLC
Equity Fund - Class IB        by investing mainly in common stocks of companies
Shares                        outside the United States that Putnam Management
                              believes have favorable investment potential. Under
                              normal circumstances, the fund invests at least 80%
                              of its net assets in equity investments.


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19 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE VARIABLE ANNUITY - BAND 3 --
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
INVESTING IN                  INVESTMENT OBJECTIVES AND POLICIES                      INVESTMENT ADVISER
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund -        Seeks capital appreciation. The fund pursues its goal   Putnam Investment Management, LLC
Class IB Shares               by investing mainly in common stocks of U.S.
                              companies, with a focus on growth stocks.

RiverSource Variable          Maximum total investment return through a combination   RiverSource Investments
Portfolio - Balanced Fund     of capital growth and current income. Invests
                              primarily in a combination of common and preferred
                              stocks, bonds and other debt securities. Under normal
                              market conditions, at least 50% of the Fund's total
                              assets are invested in common stocks and no less than
                              25% of the Fund's total assets are invested in debt
                              securities. The Fund may invest up to 25% of its
                              total assets in foreign investments.

RiverSource Variable          Maximum current income consistent with liquidity and    RiverSource Investments
Portfolio - Cash Management   stability of principal. Invests primarily in money
Fund                          market instruments, such as marketable debt
                              obligations issued by corporations or the U.S.
                              government or its agencies, bank certificates of
                              deposit, bankers' acceptances, letters of credit, and
                              commercial paper, including asset-backed commercial
                              paper.

RiverSource Variable          High total return through current income and capital    RiverSource Investments
Portfolio - Core Bond Fund    appreciation. Under normal market conditions, the
                              Fund invests at least 80% of its net assets in bonds
                              and other debt securities. Although the Fund is not
                              an index fund, it invests primarily in securities
                              like those included in the Lehman Brothers Aggregate
                              Bond Index ("the Index"), which are investment grade
                              and denominated in U.S. dollars. The Index includes
                              securities issued by the U.S. government, corporate
                              bonds, and mortgage- and asset-backed securities. The
                              Fund will not invest in securities rated below
                              investment grade, although it may hold securities
                              that have been downgraded.

RiverSource Variable          High level of current income while attempting to        RiverSource Investments
Portfolio - Diversified       conserve the value of the investment and continuing a
Bond Fund                     high level of income for the longest period of time.
                              Under normal market conditions, the Fund invests at
                              least 80% of its net assets in bonds and other debt
                              securities. At least 50% of the Fund's net assets
                              will be invested in securities like those included in
                              the Lehman Brothers Aggregate Bond Index (Index),
                              which are investment grade and denominated in U.S.
                              dollars. The Index includes securities issued by the
                              U.S. government, corporate bonds, and mortgage- and
                              asset-backed securities. Although the Fund emphasizes
                              high- and medium-quality debt securities, it will
                              assume some credit risk to achieve higher yield
                              and/or capital appreciation by buying lower-quality
                              (junk) bonds.

RiverSource Variable          High level of current income and, as a secondary        RiverSource Investments
Portfolio - Diversified       goal, steady growth of capital. Under normal market
Equity Income Fund            conditions, the Fund invests at least 80% of its net
                              assets in dividend-paying common and preferred
                              stocks.

RiverSource Variable          Long-term capital growth. The Fund's assets are         RiverSource Investments, adviser;
Portfolio - Emerging          primarily invested in equity securities of emerging     Threadneedle International
Markets Fund                  market companies. Under normal market conditions, at    Limited, an indirect wholly-owned
                              least 80% of the Fund's net assets will be invested     subsidiary of Ameriprise
                              in securities of companies that are located in          Financial, subadviser.
                              emerging market countries, or that earn 50% or more
                              of their total revenues from goods and services
                              produced in emerging market countries or from sales
                              made in emerging market countries.


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
INVESTING IN                  INVESTMENT OBJECTIVES AND POLICIES                      INVESTMENT ADVISER
-----------------------------------------------------------------------------------------------------------------------
RiverSource Variable          Long-term capital growth. The Fund's assets are         RiverSource Investments
Portfolio - Fundamental       primarily invested in equity securities of U.S.
Value Fund                    companies. Under normal market conditions, the Fund's
                              net assets will be invested primarily in companies
                              with market capitalizations of at least $5 billion.

RiverSource Variable          High total return through income and growth of          RiverSource Investments
Portfolio - Global Bond       capital. Non-diversified mutual fund that invests
Fund                          primarily in debt obligations of U.S. and foreign
                              issuers (which may include issuers located in
                              emerging markets). Under normal market conditions,
                              the Fund invests at least 80% of its net assets in
                              investment-grade corporate or government debt
                              obligations including money market instruments of
                              issuers located in at least three different
                              countries.

RiverSource Variable          Total return that exceeds the rate of inflation over    RiverSource Investments
Portfolio - Global            the long-term. Non-diversified mutual fund that,
Inflation Protected           under normal market conditions, invests at least 80%
Securities Fund               of its net assets in inflation-protected debt
                              securities. These securities include
                              inflation-indexed bonds of varying maturities issued
                              by U.S. and foreign governments, their agencies or
                              instrumentalities, and corporations.

RiverSource Variable          Long-term capital growth. Invests primarily in common   RiverSource Investments
Portfolio - Growth Fund       stocks and securities convertible into common stocks
                              that appear to offer growth opportunities. These
                              growth opportunities could result from new
                              management, market developments, or technological
                              superiority. The Fund may invest up to 25% of its
                              total assets in foreign investments.

RiverSource Variable          High current income, with capital growth as a           RiverSource Investments
Portfolio - High Yield Bond   secondary objective. Under normal market conditions,
Fund                          the Fund invests at least 80% of its net assets in
                              high-yielding, high-risk corporate bonds (junk bonds)
                              issued by U.S. and foreign companies and governments.

RiverSource Variable          High total return through current income and capital    RiverSource Investments
Portfolio - Income            appreciation. Under normal market conditions, invests
Opportunities Fund            primarily in income-producing debt securities with an
                              emphasis on the higher rated segment of the
                              high-yield (junk bond) market. The Fund will purchase
                              only securities rated B or above, or unrated
                              securities believed to be of the same quality. If a
                              security falls below a B rating, the Fund may
                              continue to hold the security.

RiverSource Variable          Capital appreciation. Invests primarily in equity       RiverSource Investments, adviser;
Portfolio - International     securities of foreign issuers that offer strong         Threadneedle International
Opportunity Fund              growth potential. The Fund may invest in developed      Limited, an indirect wholly-owned
                              and in emerging markets.                                subsidiary of Ameriprise
                                                                                      Financial, subadviser.

RiverSource Variable          Capital appreciation. Under normal market conditions,   RiverSource Investments
Portfolio - Large Cap         the Fund invests at least 80% of its net assets in
Equity Fund                   equity securities of companies with market
                              capitalization greater than $5 billion at the time of
                              purchase.

RiverSource Variable          Long-term growth of capital. Under normal market        RiverSource Investments
Portfolio - Large Cap Value   conditions, the Fund invests at least 80% of its net
Fund                          assets in equity securities of companies with a
                              market capitalization greater than $5 billion. The
                              Fund may also invest in income-producing equity
                              securities and preferred stocks.


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
INVESTING IN                  INVESTMENT OBJECTIVES AND POLICIES                      INVESTMENT ADVISER
-----------------------------------------------------------------------------------------------------------------------
RiverSource Variable          Growth of capital. Under normal market conditions,      RiverSource Investments
Portfolio - Mid Cap Growth    the Fund invests at least 80% of its net assets in
Fund                          equity securities of mid capitalization companies.
                              The investment manager defines mid-cap companies as
                              those whose market capitalization (number of shares
                              outstanding multiplied by the share price) falls
                              within the range of the Russell Midcap(R) Growth
                              Index.

RiverSource Variable          Under normal circumstances, the Fund invests at least   RiverSource Investments
Portfolio - Mid Cap Value     80% of its net assets (including the amount of any
Fund                          borrowings for investment purposes) in equity
                              securities of medium-sized companies. Medium-sized
                              companies are those whose market capitalizations at
                              the time of purchase fall within the range of the
                              Russell Midcap(R) Value Index.

RiverSource Variable          Long-term capital appreciation. The Fund seeks to       RiverSource Investments
Portfolio - S&P 500 Index     provide investment results that correspond to the
Fund                          total return (the combination of appreciation and
                              income) of large-capitalization stocks of U.S.
                              companies. The Fund invests in common stocks included
                              in the Standard & Poor's 500 Composite Stock Price
                              Index (S&P 500). The S&P 500 is made up primarily of
                              large-capitalization companies that represent a broad
                              spectrum of the U.S. economy.

RiverSource Variable          Long-term growth of capital. Invests primarily in       RiverSource Investments, adviser;
Portfolio - Select Value      common stocks, preferred stocks and securities          GAMCO Investors, Inc., subadviser
Fund                          convertible into common stocks that are listed on a
                              nationally recognized securities exchange or traded
                              on the NASDAQ National Market System of the National
                              Association of Securities Dealers. The Fund invests
                              in mid-cap companies as well as companies with larger
                              and smaller market capitalizations.

RiverSource Variable          A high level of current income and safety of            RiverSource Investments
Portfolio - Short Duration    principal consistent with an investment in U.S.
U.S. Government Fund          government and government agency securities. Under
                              normal market conditions, at least 80% of the Fund's
                              net assets are invested in securities issued or
                              guaranteed as to principal and interest by the U.S.
                              government, its agencies or instrumentalities.

RiverSource Variable          Long-term capital growth. Under normal market           RiverSource Investments, adviser;
Portfolio - Small Cap         conditions, at least 80% of the Fund's net assets are   Kenwood Capital Management LLC,
Advantage Fund                invested in equity securities of companies with         subadviser
                              market capitalization of up to $2 billion or that
                              fall within the range of the Russell 2000(R) Index at
                              the time of investment.

RiverSource Variable          Long-term capital appreciation. Invests primarily in    RiverSource Investments, adviser;
Portfolio - Small Cap Value   equity securities. Under normal market conditions, at   River Road Asset Management, LLC,
Fund                          least 80% of the Fund's net assets will be invested     Donald Smith & Co., Inc.,
                              in small cap companies with market capitalization, at   Franklin Portfolio Associates LLC
                              the time of investment, of up to $2.5 billion or that   and Barrow, Hanley, Mewhinney &
                              fall within the range of the Russell 2000(R) Value      Strauss, Inc., subadvisers.
                              Index.

Van Kampen Life Investment    Capital growth and income through investments in        Van Kampen Asset Management
Trust Comstock Portfolio,     equity securities, including common stocks, preferred
Class II Shares               stocks and securities convertible into common and
                              preferred stocks.


--------------------------------------------------------------------------------
22 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

INVESTING IN                  INVESTMENT OBJECTIVES AND POLICIES                      INVESTMENT ADVISER
-----------------------------------------------------------------------------------------------------------------------
Van Kampen UIF Global Real    Current income and capital appreciation. Invests        Morgan Stanley Investment
Estate Portfolio, Class II    primarily in equity securities of companies in the      Management Inc., doing business
Shares                        real estate industry located throughout the world,      as Van Kampen, adviser; Morgan
                              including real estate operating companies, real         Stanley Investment Management and
                              estate investment trusts and foreign real estate        Morgan Stanley Investment
                              companies.                                              Management Company, sub-adviser

Van Kampen UIF Mid Cap        Long-term capital growth. Invests primarily in          Morgan Stanley Investment
Growth Portfolio, Class II    growth-oriented equity securities of U.S. mid cap       Management Inc., doing business
Shares                        companies and foreign companies, including emerging     as Van Kampen
                              market securities.

Wanger International Small    Long-term growth of capital. Invests primarily in       Columbia Wanger Asset Management,
Cap                           stocks of companies based outside the U.S. with         L.P.
                              market capitalizations of less than $5 billion at
                              time of initial purchase.

Wanger U.S. Smaller           Long-term growth of capital. Invests primarily in       Columbia Wanger Asset Management,
Companies                     stocks of small- and medium-size U.S. companies with    L.P.
                              market capitalizations of less than $5 billion at
                              time of initial purchase.

Wells Fargo Advantage VT      Long-term total return consistent with reasonable       Wells Fargo Funds Management,
Asset Allocation Fund         risk. The Fund invests in equity and fixed income       LLC, adviser; Wells Capital
                              securities with an emphasis on equity securities. The   Management Incorporated,
                              Fund does not select individual securities for          subadviser.
                              investment, rather, it buys substantially all of the
                              securities of various indexes to replicate such
                              indexes. The Fund invests the equity portion of its
                              assets in common stocks to replicate the S&P 500
                              Index, and invests the fixed income portion of its
                              assets in U.S. Treasury Bonds to replicate the Lehman
                              Brothers 20+ Treasury Index. The Fund seeks to
                              maintain a 95% or better performance correlation with
                              the respective indexes, before fees and expenses,
                              regardless of market conditions. The Fund's "neutral"
                              target allocation is 60% equity securities and 40%
                              fixed income securities.

Wells Fargo Advantage VT      Long-term capital appreciation. The Fund seeks          Wells Fargo Funds Management,
International Core Fund       long-term capital appreciation by investing             LLC, adviser; New Star
                              principally in non-U.S. securities, with focus on       Institutional Managers Limited,
                              companies with strong growth potential that offer       subadviser.
                              relative values. These companies typically have
                              distinct competitive advantages, high or improving
                              returns on invested capital and a potential for
                              positive earnings surprises. The Fund may invest in
                              emerging markets.

Wells Fargo Advantage VT      Seeks long-term capital appreciation. We invest in      Wells Fargo Funds Management,
Opportunity Fund              equity securities of medium-capitalization companies    LLC, adviser; Wells Capital
                              that we believe are under-priced yet, have attractive   Management Incorporated,
                              growth prospects.                                       subadviser.

Wells Fargo Advantage VT      Long-term capital appreciation. Focus is on companies   Wells Fargo Funds Management,
Small Cap Growth Fund         believed to have above-average growth potential or      LLC, adviser; Wells Capital
                              that may be involved in new or innovative products,     Management Incorporated,
                              services and processes. Invests principally in          subadviser.
                              securities of companies with market capitalizations
                              equal to or lower than the company with the largest
                              market capitalization in the Russell 2000 Index,
                              which is considered a small capitalization index that
                              is expected to change frequently.


--------------------------------------------------------------------------------
23 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

THE FIXED ACCOUNT

You also may allocate purchase payments and transfer contract value to the fixed account. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the fixed account increases as we credit interest to the account. Purchase payments and transfers to the fixed account become part of our general account. We credit and compound interest daily based on a 365-day year so as to produce the annual effective rate which we declare. We do not credit interest on leap days (Feb. 29). The interest rate for your fixed account is guaranteed for 12 months from the contract issue date. Thereafter, we will change rates from time to time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing IDS Life annuities, product design, competition, and the IDS Life's revenues and expenses.

Interests in the fixed account are not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account. Disclosures regarding the fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.(See "Making the Most of Your Contract - Transfer Policies" for restrictions on transfers involving the fixed account.)

BUYING YOUR CONTRACT


New contracts are not currently being offered.

As the owner, you have all rights and may receive all benefits under the contract. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can become an annuitant if you are 90 or younger.

The contract provides for allocation of purchase payments to the subaccounts of the variable account and/or to the fixed account in even 1% increments. For contracts issued on or after July 1, 2003, the amount of any purchase payment allocated to the fixed account cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish a dollar cost averaging arrangement with respect to the purchase payment according to procedures currently in effect.

We applied your initial purchase payment to the fixed account and subaccounts you selected within two business days after we received it at our home office.


We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our home office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our home office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

THE SETTLEMENT DATE


Annuity payouts are scheduled to begin on the settlement date. When we processed your application, we established the settlement date as the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and the date specified below for qualified annuities. Your selected date can align with your actual retirement from a job, or it can be a different date, depending on your needs and goals and on certain restrictions. You also can change the settlement date, provided you send us written instructions at least 30 days before annuity payouts begin.

FOR NONQUALIFIED ANNUITIES AND ROTH IRAs, the settlement date must be:


-  no earlier than the 60th day after the contract's effective date; and

- no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75. (In Pennsylvania, the maximum settlement date ranges from age 85 to 96 based on the annuitant's age when we issue the contract. See contract for details.)

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAs, to comply with IRS regulations, the settlement date generally must be:

- for IRAs, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2, or, if later, retires (except that 5% business owners may not select a settlement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).

If you satisfy your RMDs in the form of partial surrenders from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us. (In Pennsylvania, the annuity payout ranges from age 85 to 96 based on the annuitant's age when the contract is issued. See contract for details.)

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs and TSAs, and in that case, may delay annuity payout start date for this contract.

--------------------------------------------------------------------------------
24 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

BENEFICIARY

If death benefits become payable before the settlement date while the contract is in force and before annuity payouts begin, we will pay your named beneficiary all or part of the contract value. If there is no named beneficiary, then the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)

PURCHASE PAYMENTS

MINIMUM ALLOWABLE PURCHASE PAYMENTS(1)

   FOR EMPLOYEES/ADVISORS

      If paying by installments under a scheduled payment plan:

         $23.08 biweekly, or

         $50 per month

      If paying by any other method:

         $1,000 initial payment for qualified annuities

         $2,000 initial payment for nonqualified annuities

         $50 for any additional payments

   FOR OTHER INDIVIDUALS

         $1 million(3)

MAXIMUM ALLOWABLE PURCHASE PAYMENTS(3)

   FOR EMPLOYEES/ADVISORS


         $100,000 for ages through 85

         $50,000 for ages 86 to 90

   FOR OTHER INDIVIDUALS


         $100,000

(1) If you do not make any purchase payments for 24 months, and your previous payments total $600 or less, we have the right to give you 30 days' written notice and pay you the total value of your contract in a lump sum. This right does not apply to contracts in New Jersey.


(2) For initial purchase payments of more than $999,999, our home office approval is required.

(3) These limits apply in total to all IDS Life annuities you own. We reserve the right to increase maximum limits. For qualified annuities the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.

We reserve the right to not accept purchase payments allocated to the fixed account for twelve months following either:

1.  a partial surrender from the fixed account; or

2.  a lump sum transfer from the fixed account to a subaccount.

HOW TO MAKE PURCHASE PAYMENTS

1 BY LETTER

Send your check along with your name and contract number to:

IDS LIFE INSURANCE COMPANY

70200 AMERIPRISE FINANCIAL CENTER

MINNEAPOLIS, MN 55474

2 BY SCHEDULED PAYMENT PLAN

FOR EMPLOYEES/ADVISORS ONLY

We can help you set up:

- an automatic payroll deduction, salary reduction or other group billing arrangement; or

-  a bank authorization.

CHARGES

CONTRACT ADMINISTRATIVE CHARGE

We charge this fee for establishing and maintaining your records. We deduct $30 from the contract value on your contract anniversary at the end of each contract year. We prorate this charge among the subaccounts and the fixed account in the same proportion your interest in each account bears to your total contract value.

We will waive this charge when your contract value, or total purchase payments less any payments surrendered, is $50,000 or more on the current contract anniversary.

--------------------------------------------------------------------------------
25 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

If you surrender your contract, we will deduct the charge at the time of surrender regardless of the contract value or purchase payments made. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

MORTALITY AND EXPENSE RISK FEE

We charge this fee daily to the subaccounts. The unit values of your subaccounts reflect this fee and it totals 0.55% of their average daily net assets on an annual basis. This fee covers the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. This fee does not apply to the fixed account.

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because we cannot increase the contract administrative charge and this charge may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses.

MAV RIDER FEE

We charge a fee for the optional feature only if you select it.(1) If selected, we deduct an annual fee of 0.25%(2) of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the subaccounts and fixed account in the same proportion your interest in each account bears to your total contract value.

If the contract terminates for any reason except death or at the settlement date, we will deduct this fee, adjusted for the number of calendar days coverage was in place. If you choose to drop this rider on an anniversary (subject to the restrictions given in "Optional Benefits"), we will deduct this fee on that anniversary. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

EEB RIDER FEE


We charge a fee for the optional feature only if you select it.(1) If selected, we deduct an annual fee of 0.30% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the subaccounts and fixed account in the same proportion your interest in each account bears to your total contract value.


If the contract terminates for any reason except death or at the settlement date, we will deduct this fee, adjusted for the number of calendar days coverage was in place. If you choose to drop this rider on an anniversary (subject to the restrictions given in "Optional Benefits"), we will deduct this fee on that anniversary. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

--------------------------------------------------------------------------------
26 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

EEP RIDER FEE

We charge a fee for the optional feature only if you select it.(1) If selected, we deduct an annual fee of 0.40% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the subaccounts and fixed account in the same proportion your interest in each account bears to your total contract value.

If the contract terminates for any reason except death or at the settlement date, we will deduct this fee, adjusted for the number of calendar days coverage was in place. If you choose to drop this rider on an anniversary (subject to the restrictions given in "Optional Benefits"), we will deduct this fee on that anniversary. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

(1) You may select any one of the MAV, EEB or EEP riders. Or you may select the MAV and either the EEB or the EEP. However, you cannot select both the EEB and EEP. Riders may not be available in all states. The MAV, EEB and EEP riders are only available if you and the annuitant are 75 or younger at the rider effective date. EEP is only available on contracts purchased through a transfer or exchange.

(2)  For contracts purchased before May 1, 2003, the MAV rider fee is 0.15%.

SURRENDER CHARGE

There is no charge if you surrender all or part of your contract.

SURRENDER CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this payout plan, you can choose to take a surrender. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will vary between 3.50% and 5.00% depending on the applicable assumed investment rate. The surrender charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate. (See "Charges -- Surrender Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")


OTHER INFORMATION ON CHARGES: Ameriprise Financial, Inc makes certain custodial services available to some profit sharing, money purchase and target benefit plans funded by our annuities. Fees for these services start at $30 per calendar year per participant. Ameriprise Financial, Inc. will charge a termination fee for owners under age 59 1/2 (waived in case of death or disability).


POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and surrender charges. However, we expect this to occur infrequently.


FUND FEES AND EXPENSES

There are deductions from and expenses paid out of the assets of the funds that are described in the prospectus for those funds. (See "Annual Operating Expenses of the Funds.")

PREMIUM TAXES


Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon the state of residence or the state in which the contract was sold. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you surrender your contract.

--------------------------------------------------------------------------------
27 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

VALUING YOUR INVESTMENT

We value your accounts as follows:

FIXED ACCOUNT

We value the amounts you allocated to the fixed account directly in dollars. The fixed account value equals:

- the sum of your purchase payments and transfer amounts allocated to the fixed account;

-  plus interest credited;

-  minus the sum of amounts surrendered and amounts transferred out;

-  minus any prorated contract administrative charge;

-  minus any prorated portion of the MAV rider fee (if selected);

-  minus any prorated portion of the EEB rider fee (if selected); and

-  minus any prorated portion of the EEP rider fee (if selected).

SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial surrender, transfer amounts out of a subaccount, or we assess a contract administrative charge or fee for any optional riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses. Here is how we calculate accumulation unit values:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: the current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

-  dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

-  additional purchase payments you allocate to the subaccounts;

-  transfers into or out of the subaccounts;

-  partial surrenders;

and a deduction of:

-  a prorated portion of the contract administrative charge;

-  a prorated portion of the MAV rider fee (if selected);

-  a prorated portion of the EEB rider fee (if selected); and

-  a prorated portion of the EEP rider fee (if selected).

Accumulation unit values will fluctuate due to:

-  changes in fund net asset value;

-  fund dividends distributed to the subaccounts;

-  fund capital gains or losses;

-  fund operating expenses; and

-  mortality and expense risk fees.

--------------------------------------------------------------------------------
28 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the fixed account to one or more subaccounts. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                                  NUMBER
By investing an equal number                           AMOUNT    ACCUMULATION    OF UNITS
of dollars each month ...                    MONTH    INVESTED    UNIT VALUE    PURCHASED
                                              Jan       $100          $20          5.00

                                              Feb        100           18          5.56

you automatically buy                         Mar        100           17          5.88
more units when the
per unit market price is low ... ------>      Apr        100           15          6.67

                                              May        100           16          6.25

                                              Jun        100           18          5.56

                                              Jul        100           17          5.88

and fewer units                               Aug        100           19          5.26
when the per unit
market price is high.            ------>      Sept       100           21          4.76

                                              Oct        100           20          5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your sales representative.

ASSET REBALANCING

You can ask us in writing to have the variable subaccount portion of your contract value allocated according to the percentages (in whole percentage amounts ) that you choose. We automatically will rebalance the variable subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing or by any other method acceptable to us, to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your sales representative.

--------------------------------------------------------------------------------
29 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

TRANSFERRING BETWEEN ACCOUNTS

You may transfer contract value from any one subaccount, or the fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the fixed account.

When your request to transfer will be processed depends on when we receive it:

- If we receive your transfer request at our home office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

- If we receive your transfer request at our home office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments.

We may suspend or modify transfer privileges at any time.


WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT INVEST IN THIS CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE OR LESS RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.


Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower, too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.


IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKETING TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as dollar-cost averaging. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer requests, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.


If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

-  requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

-  not accepting telephone or electronic transfer requests;

-  requiring a minimum time period between each transfer;

-  not accepting transfer requests of an agent acting under power of attorney;

-  limiting the dollar amount that you may transfer at any one time; or

-  suspending the transfer privilege.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.


We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.


--------------------------------------------------------------------------------
30 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE, EXCHANGE AND REDEMPTION OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE BUT NOT BE LIMITED TO PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

- Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.


Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Further the risks of market timing may be greater for underlying funds that invest in securities, such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.


FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSES TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

For information on transfers after annuity payouts begin, see "Transfer policies" below.


TRANSFER POLICIES

- Before annuity payouts begin, you may transfer contract values between the subaccounts. You may also transfer contract values from the subaccounts to the fixed account. However, if you made a transfer from the fixed account to the subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next contract anniversary. For contracts issued on or after July 1, 2003, the amount of contract value transferred to the fixed account cannot result in the value of the fixed account being greater than 30% of the contract value.

- You may transfer contract values from the fixed account to the subaccounts once a year during a 31-day transfer period starting on each contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). For contracts issued on or after July 1, 2003, transfers out of the fixed account are limited to the greater of: a) 30% of the fixed account value at the beginning of the contract year, or b) the amount transferred out of the fixed account in the previous contract year, excluding any automated transfer amounts.

- If we receive your request within 30 days before the contract anniversary date, the transfer from the fixed account to the subaccounts will be effective on the anniversary.

- If we receive your request on or within 30 days after the contract anniversary date, the transfer from the fixed account to the subaccounts will be effective on the valuation date we receive it.

- We will not accept requests for transfers from the fixed account at any other time.

- Once annuity payouts begin, you may not make transfers to or from the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, you cannot invest in more than five subaccounts at any one time unless we agree otherwise.

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31 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE VARIABLE ANNUITY - BAND 3 --
PROSPECTUS

HOW TO REQUEST A TRANSFER OR SURRENDER

1 BY LETTER


Send your name, contract number, Social Security Number or Taxpayer Identification Number*and signed request for a transfer or surrender to:


IDS LIFE INSURANCE COMPANY

70100 AMERIPRISE FINANCIAL CENTER

MINNEAPOLIS, MN 55474

MINIMUM AMOUNT

Transfers or surrenders:  $250 or entire account balance

MAXIMUM AMOUNT

Transfers or surrenders:  Contract value or entire account balance


* Failure to provide your Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.


2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL SURRENDERS

Your sales representative can help you set up automated transfers among your subaccounts or fixed account or partial surrenders from the accounts.

You can start or stop this service by written request or other method acceptable to us. You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the fixed account within 12 months.

- Automated surrenders may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial surrenders are in effect.

- Automated partial surrenders may result in IRS taxes and penalties on all or part of the amount surrendered.

- The balance in any account from which you make an automated transfer or automated partial surrender must be sufficient to satisfy your instructions. If not, we will suspend your entire automated arrangement until the balance is adequate.

- If we must suspend your automated transfer or automated partial surrender arrangement for six months, we reserve the right to discontinue the arrangement in its entirety.

MINIMUM AMOUNT

Transfers or surrenders:  $50

MAXIMUM AMOUNT

Transfers or surrenders:  None (except for automated transfers from the fixed account)

3 BY PHONE

Call between 7 a.m. and 7 p.m. Central time:

(800) 862-7919

TTY service for the hearing impaired:

(800) 285-8846

MINIMUM AMOUNT

Transfers or surrenders:  $250 or entire account balance

MAXIMUM AMOUNT

Transfers:                Contract value or entire account balance

Surrenders:               $100,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or surrender requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and tape recording calls. We will not allow a telephone surrender within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers or surrenders are automatically available. You may request that telephone transfers or surrenders NOT be authorized from your account by writing to us.

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32 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE VARIABLE ANNUITY - BAND 3 --
PROSPECTUS

SURRENDERS

You may surrender all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. We will process your surrender request on the valuation date we receive it. If we receive your surrender request at our home office before the close of business, we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request. If we receive your surrender request at our home office at or after the close of business, we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request. We may ask you to return the contract. You may have to pay contract administrative charges, or any applicable optional rider charges (see "Charges"), and IRS taxes and penalties (see "Taxes"). You cannot make surrenders after annuity payouts begin except under Plan E (see "The Annuity Payout Period -- Annuity Payout Plans").

Any partial surrenders you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected also will be reduced. In addition, surrenders you are required to take to satisfy the RMDs under the Code may reduce the value of certain death benefits and optional benefits (see "Taxes -- Qualified Annuities -- Required Minimum Distributions").

SURRENDER POLICIES

If you have a balance in more than one account and you request a partial surrender, we will withdraw money from all your subaccounts and/or the fixed account in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise. The minimum contract value after partial surrender is $600.

RECEIVING PAYMENT

1 BY REGULAR OR EXPRESS MAIL

-  payable to you;

-  mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

2 BY WIRE

-  request that payment be wired to your bank;

-  bank account must be in the same ownership as your contract; and

-  pre-authorization required.

NOTE: We will charge you a fee if you request that payment be wired to your bank. For instructions, please contact your sales representative.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

   - the surrender amount includes a purchase payment check that has not cleared;

   - the NYSE is closed, except for normal holiday and weekend closings;

   - trading on the NYSE is restricted, according to SEC rules;

   - an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

   - the SEC permits us to delay payment for the protection of security holders.

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33 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE VARIABLE ANNUITY - BAND 3 --
PROSPECTUS

TSA -- SPECIAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

   -  you are at least age 59 1/2;

   -  you are disabled as defined in the Code;

   -  you severed employment with the employer who purchased the contract; or

   -  the distribution is because of your death.

- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

- If the contract has a loan provision, the right to receive a loan is described in detail in your contract.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our home office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

Please consider carefully whether or not you wish to change ownership of your nonqualified annuity if you have elected the MAV, EEB or EEP. If you change ownership of your contract, we will terminate the EEP. This includes both the EEP Part I benefits and the EEP Part II benefits. (See the description of these terms in "Optional Benefits.") In addition, the terms of the EEB and the MAV will change due to a change of ownership. If either the new owner or the annuitant is older than age 75, the EEB will terminate. Otherwise, the EEB will effectively "start over". We will treat the EEB as if it is issued on the day the change of ownership is made, using the attained age of the new owner as the "issue age" to determine the benefit levels. The account value on the date of the ownership change will be treated as a "purchase payment" in determining future values of "earnings at death" under the EEB. If either the new owner or the annuitant is older than age 75, the MAV will terminate. If the MAV on the date of ownership change is greater than the account value on the date of the ownership change, the MAV will be set equal to the account value. Otherwise, the MAV value will not change due to a change in ownership. Please see the descriptions of these riders in "Optional Benefits."

The rider charges described in "Charges" will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force) for any rider that continues after a change of ownership. We reserve the right to assess charges for the number of days the rider was in force for any rider that is terminated due to a change of ownership.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in similar capacity, ownership of the contract may be transferred to the annuitant.

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34 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE VARIABLE ANNUITY - BAND 3 --
PROSPECTUS

BENEFITS IN CASE OF DEATH -- STANDARD DEATH BENEFIT

We will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary as follows:

If both you and the annuitant are age 80 or younger on the date of death, the beneficiary receives the greatest of:

-  contract value;

-  purchase payments minus adjusted partial surrenders; or

- the contract value as of the most recent sixth contract anniversary, preceding the date of death, plus any purchase payments since that anniversary, minus adjusted partial surrenders since that anniversary.

If either you or the annuitant are age 81 or older on the date of death, the beneficiary receives the greater of:

-  contract value; or

-  purchase payments minus adjusted partial surrenders.

ADJUSTED PARTIAL SURRENDERS

                                     PS X DB
                                     -------
                                       CV

      PS = the partial surrender.

      DB = is the death benefit on the date of (but prior to) the partial surrender.

      CV = the contract value on the date of (but prior to) the partial surrender.

EXAMPLE OF STANDARD DEATH BENEFIT CALCULATION WHEN YOU AND THE ANNUITANT ARE AGE 80 OR YOUNGER:


-  You purchase the contract with a payment of $20,000 on Jan. 1, 2004.

- On Jan 1, 2010 (the sixth contract anniversary) the contract value grows to $30,000.

- March 1, 2010 the contract value falls to $28,000 at which point you take a $1,500 partial surrender, leaving a contract value of $26,500.

      We calculate the death benefit on March 1, 2010 as follows:


         The contract value on the most recent sixth contract anniversary:  $30,000.00
         plus purchase payments made since that anniversary:                     +0.00
         minus adjusted partial surrenders taken since that anniversary calculated as:

         $1,500 x $30,000
         ----------------
             $28,000                                                         -1,607.14
                                                                            ----------
      for a death benefit of:                                               $28,392.86

IF YOU DIE BEFORE YOUR SETTLEMENT DATE

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the next accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES


If your spouse is sole beneficiary and you die before the settlement date, your spouse may keep the contract as owner. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force.

If you elected any optional contract features and riders your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of these features or riders.

If your beneficiary is not your spouse, we will pay the beneficiary in a lump sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

- payouts begin no later than one year after your death, or other date as permitted by the IRS; and


- the payout period does not extend beyond the beneficiary's life or life expectancy.

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35 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE VARIABLE ANNUITY - BAND 3 --
PROSPECTUS

QUALIFIED ANNUITIES

- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout plan, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.


   If you elected any optional contract features and riders your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of these features or riders.


- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout, or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a lump sum unless the beneficiary elects to receive payouts under any annuity payout plan available under this contract if:


   - the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and


   -  payouts begin no later than one year following the year of your death; and

   - the payout period does not extend beyond the beneficiary's life or life expectancy.

- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.


DEATH BENEFIT PAYMENT IN A LUMP SUM: We may pay all or part of the death benefit to your beneficiary in a lump sum under either a nonqualified or qualified annuity. We will pay the death benefit by check unless your beneficiary has chosen to have the death benefit directly deposited into a checking account.


OPTIONAL BENEFITS

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT (MAV)

The MAV is intended to provide additional death benefit protection in the event of fluctuating fund values. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The MAV does not provide any additional benefit before the first contract anniversary after the rider effective date. The MAV may be of less value if you or the annuitant is older since we stop resetting the maximum anniversary value at age 81. Although we stop resetting the maximum anniversary value at age 81, the MAV rider fee continues to apply until the rider terminates. In addition, the MAV does not provide any additional benefit with respect to fixed account values during the time you have amounts allocated to the fixed account. Be sure to discuss with your sales representative whether or not the MAV is appropriate for your situation.


If this MAV rider is available in your state and both you and the annuitant are age 75 or younger at contract issue, you may choose to add the MAV to your contract. Generally, you must elect the MAV at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the MAV may be after we issue the contract according to terms determined by us and at our sole discretion.


On the first contract anniversary after the rider effective date we set the maximum anniversary value equal to the highest of your (a) current contract value, or (b) total purchase payments minus adjusted partial surrenders. Every contract anniversary after that, through age 80, we compare the previous anniversary's maximum anniversary value plus subsequent purchase payments less subsequent adjusted partial surrenders to the current contract value and we reset the maximum anniversary value if the current contract value is higher. We stop resetting the maximum anniversary value at age 81. However, we continue to add subsequent purchase payments and subtract adjusted partial surrenders from the maximum anniversary value.

If you die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of:

-  contract value; or

-  purchase payments minus adjusted partial surrenders; or

- the maximum anniversary value as calculated on the most recent contract anniversary plus subsequent purchase payments made to the contract minus adjustments for partial surrenders since that contract anniversary.

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36 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE VARIABLE ANNUITY - BAND 3 --
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

TERMINATING THE MAV

- You may terminate the MAV rider within 30 days of the first contract anniversary after the rider effective date.

- You may terminate the MAV rider within 30 days of any contract anniversary beginning with the seventh contract anniversary.

- The MAV rider will terminate when you make a full surrender from the contract or when annuity payouts begin.

- The MAV rider will terminate in the case of spousal continuation or ownership change if the new owner is age 76 or older.

If you terminate the MAV, the standard death benefit applies.


For an example, see Appendix A.

IN GENERAL, IF YOUR SPOUSE IS THE SOLE BENEFICIARY, your spouse may choose to continue the contract as the contract owner. The contract value will be equal to the death benefit that would otherwise have been paid under the MAV. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. If your spouse has reached age 76 at the time he or she elects to continue the contract, the MAV rider will terminate. If your spouse has not yet reached age 76 at the time he or she elects to continue the contract, he or she may choose to continue the MAV rider. In this case, the rider charges described in "Charges" will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force). These charges will be based on the total variable account contract value on the anniversary, including the additional amounts paid into the contract under the MAV rider. If, at the time he or she elects to continue the contract, your spouse has not yet reached age 76 and chooses not to continue the MAV rider, the contract value will be increased to the MAV death benefit amount if it is greater than the contract value on the death benefit valuation date.


ENHANCED EARNINGS DEATH BENEFIT (EEB)

The EEB is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The EEB provides reduced benefits if you or the annuitant is age 70 or older at the rider effective date and it does not provide any additional benefit before the first contract anniversary. The EEB also may result in reduced benefits if you take RMDs (see "Taxes -- Qualified Annuities -- Required Minimum Distributions") from your qualified annuity or any partial surrenders during the life of your contract, both of which may reduce contract earnings. This is because the benefit paid by the EEB is determined by the amount of earnings at death. Be sure to discuss with your sales representative whether or not the EEB is appropriate for your situation.


If this EEB rider is available in your state and both you and the annuitant are age 75 or younger at the rider effective date, you may choose to add the EEB to your contract. Generally, you must elect the EEB at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the EEB may be after we issue the contract according to terms determined by us and at our sole discretion. You may not select this rider if you select the EEP.


The EEB provides that if you or the annuitant dies after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

- the standard death benefit amount (see "Benefits in Case of Death -- Standard Death Benefit") or the MAV death benefit amount, if applicable,

PLUS

- 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date; or

- 15% of your earnings at death if you or the annuitant were age 70 or older on the rider effective date.

Additional death benefits payable under the EEB are not included in the adjusted partial surrender calculation.

EARNINGS AT DEATH FOR THE EEB AND EEP: If the rider effective date for the EEB or EEP is the contract issue date, earnings at death is an amount equal to:

   - the standard death benefit amount or the MAV death benefit amount, if applicable (the "death benefit amount")

   -  MINUS purchase payments not previously surrendered.

The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously surrendered that are one or more years old.

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37 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE VARIABLE ANNUITY - BAND 3 --
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

If the rider effective date for the EEB is AFTER the contract issue date, earnings at death is an amount equal to the death benefit amount

   -  MINUS the greater of:

      - the contract value as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that contract value since that rider effective date; or

      - an amount equal to the death benefit amount as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that death benefit amount since that rider effective date

   - PLUS any purchase payments made on or after the EEB rider effective date not previously surrendered.

The earnings at death may not be less than zero and may not be more than 250% multiplied by:

   -  the greater of:

      - the contract value as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that contract value since that rider effective date; or

      - an amount equal to the death benefit amount as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that death benefit amount since that rider effective date

   - PLUS any purchase payments made on or after the EEB rider effective date not previously surrendered that are one or more years old.

TERMINATING THE EEB

- You may terminate the EEB rider within 30 days of the first contract anniversary after the rider effective date.

- You may terminate the EEB rider within 30 days of any contract anniversary beginning with the seventh contract anniversary after the rider effective date.

- The EEB rider will terminate when you make a full surrender from the contract or when annuity payouts begin.

- The EEB rider will terminate in the case of spousal continuation or ownership change if the new owner is age 76 or older.

For an example, see Appendix.

IN GENERAL, IF YOUR SPOUSE IS THE SOLE BENEFICIARY and your spouse chooses to continue the contract as the contract owner, we will pay an amount into the contract so that the contract value equals the total death benefit payable under the EEB. If the spouse is age 76 or older at the time he or she elects to continue the contract, then the EEB rider will terminate. If your spouse is less than age 76 at the time he or she elects to continue the contract, then he or she may choose to continue the EEB. In this case, the following conditions will apply:

- the EEB rider will continue, but we will treat the new contract value on the date the ownership of the contract changes to your spouse (after the additional amount is paid into the contract) as if it is a purchase payment in calculating future values of "earnings at death."

- the percentages of "earnings at death" payable will be based on your spouse's age at the time he or she elects to continue the contract.

- the EEB rider charges described in "Charges -- EEB Rider Fee" will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force). These charges will be based on the total contract value on the anniversary, including the additional amounts paid into the contract under the EEB rider.

NOTE: For special tax considerations associated with the EEB, see "Taxes."

ENHANCED EARNINGS PLUS DEATH BENEFIT (EEP)

The EEP is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The EEP provides reduced benefits if you or the annuitant are age 70 or older at the rider effective date. It does not provide any additional benefit before the first contract anniversary and it does not provide any benefit beyond what is offered under the EEB during the second contract year. The EEP also may result in reduced benefits if you take RMDs (see "Taxes -- Qualified Annuities -- Required Minimum Distributions") from your qualified annuity or any partial surrenders during the life of your contract, both of which may reduce contract earnings. This is because part of the benefit paid by the EEP is determined by the amount of earnings at death. Be sure to discuss with your sales representative whether or not the EEP is appropriate for your situation.


If this EEP rider is available in your state and both you and the annuitant are age 75 or younger at contract issue, you may choose to add the EEP to your contract. You must elect the EEP at the time you purchase your contract and your rider effective date will be the contract issue date. THIS RIDER IS ONLY AVAILABLE UNDER ANNUITIES PURCHASED THROUGH AN EXCHANGE OR DIRECT TRANSFER FROM ANOTHER ANNUITY OR A LIFE INSURANCE POLICY. You may not select this rider if you select the EEB.


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38 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE VARIABLE ANNUITY - BAND 3 --
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

The EEP provides that if you or the annuitant dies after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

- EEP Part I benefits, which equal the benefits payable under the EEB described above;

PLUS

- EEP Part II benefits, which equal a percentage of exchange purchase payments identified at issue not previously surrendered as follows:

                         PERCENTAGE IF YOU AND THE ANNUITANT ARE     PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR            UNDER AGE 70 ON THE RIDER EFFECTIVE DATE   70 OR OLDER ON THE RIDER EFFECTIVE DATE
One and Two                                 0%                                          0%
Three and Four                             10%                                       3.75%
Five or more                               20%                                        7.5%

Additional death benefits payable under the EEP are not included in the adjusted partial surrender calculation.

If after 6 months, no exchange purchase payments have been received, we will contact you and you will have an additional 30 days to follow-up on exchange purchase payments identified at issue but not received by us. If after these 30 days we have not received any exchange purchase payments, we will convert the EEP rider into an EEB.

Another way to describe the benefits payable under the EEP rider is as follows:

- the standard death benefit amount (see "Benefits in Case of Death -- Standard Death Benefit") or the MAV death benefit amount, if applicable PLUS

                  IF YOU AND THE ANNUITANT ARE UNDER AGE 70         IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR     ON THE RIDER EFFECTIVE DATE, ADD ...              OR OLDER ON THE RIDER EFFECTIVE DATE, ADD ...
       1          Zero                                              Zero

       2          40% x earnings at death (see above)               15% x earnings at death

   3 & 4          40% x (earnings at death + 10% of                 15% x (earnings at death + 3.75% of
                  exchange purchase payments*)                      exchange purchase payments*)

       5+         40% x (earnings at death + 20% of                 15% x (earnings at death + 7.5% of
                  exchange purchase payments*)                      exchange purchase payments)

* Exchange purchase payments are purchase payments exchanged from another contract that are identified at issue and not previously surrendered.


We are not responsible for identifying exchange purchase payments if we did not receive proper notification from the company from which the purchase payments are exchanged.


TERMINATING THE EEP

- You may terminate the EEP rider within 30 days of the first contract anniversary after the rider effective date.

- You may terminate the EEP rider within 30 days of any contract anniversary beginning with the seventh contract anniversary.

- The EEP rider will terminate when you make a full surrender from the contract or when annuity payouts begin.

-  The EEP rider will terminate in the case of an ownership change.

- The EEP rider will terminate in the case of spousal continuation if the new owner is age 76 or older.


For an example, see Appendix A.


IN GENERAL, IF YOUR SPOUSE IS THE SOLE BENEFICIARY and your spouse chooses to continue the contract as the contract owner, we will pay an amount into the contract so that the contract value equals the total death benefit payable under the EEP. If your spouse has reached age 76 at the time he or she elects to continue the contract, the EEP rider will terminate. If your spouse has not yet reached age 76 at the time he or she elects to continue the contract, he or she cannot continue the EEP. However, he or she may choose to convert the EEP rider into an EEB. In this case, the following conditions will apply:

- the EEB rider will treat the new contract value on the date the ownership of the contract changes to your spouse (after the additional amount is paid into the contract) as if it is a purchase payment in calculating future of "earnings at death."

- the percentages of "earnings at death" payable will be based on your spouse's age at the time he or she elects to continue the contract.

- the EEB rider charges described in "Charges -- EEB Rider Fee" will be assessed at the next contract anniversary (and all future anniversaries when the EEB rider is in force). These charges will be based on the total contract value on the anniversary, including the additional amounts paid into the contract under the EEP rider.

If your spouse chooses not to convert the EEP rider into an EEB, the standard death benefit amount (or the MAV death benefit amount, if applicable) will apply.

NOTE: For special tax considerations associated with the EEP, see "Taxes."

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39 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE VARIABLE ANNUITY - BAND 3 --
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

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the settlement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any surrender charges under the payout plans listed below except under Plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your settlement date (less any applicable premium tax). During the annuity payout period, you cannot invest in more than five subaccounts at any one time unless we agree otherwise.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

-  the annuity payout plan you select;

-  the annuitant's age and, in most cases, sex;

-  the annuity table in the contract; and

-  the amounts you allocated to the accounts at settlement.

In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract -- Transfer policies."

ANNUITY TABLES


The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first variable payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the settlement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using the 5% assumed interest rate Table A results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.


Table B shows the minimum amount of each fixed payout. Amounts in Table B are based on the guaranteed annual effective interest rate shown in your contract. We declare current payout rates that we use in determining the actual amount of your fixed payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.


ANNUITY PAYOUT PLANS


You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract value is used to purchase the payout plan:

- PLAN A -- LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

- PLAN B -- LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the settlement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C -- LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D -- JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

- PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the

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40 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE VARIABLE ANNUITY - BAND 3 --
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

   present value of the remaining annuity payouts which are assumed to remain level at the initial payout. For qualified annuities, the discount rate we use in the calculation will vary between 4.72% and 6.22%, depending on the applicable assumed investment rate. For nonqualified annuities, the discount rate we use in the calculation will vary between 4.92% and 6.42%, depending on the applicable assumed investment rate. (See "Charges -- Surrender charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your surrender to the full discounted value. A 10% IRS penalty tax could apply if you take a surrender. (See "Taxes.")


ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the settlement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will generally meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:


- in equal or substantially equal payments over a period not longer than your life or over the life of you and your designated beneficiary; or

- in equal or substantially equal payments over a period not longer than your life expectancy over the joint life expectancy of you and your designated beneficiary; or

- over a period certain not longer than your life expectancy or over the life expectancy of you and your designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's settlement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed. Contract values that you allocated to the fixed account will provide fixed dollar payouts and contract values that you allocated among the subaccounts will provide variable annuity payouts.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

TAXES


Generally, under current law, your contract has a tax-deferral feature. This means any increase in the value of the fixed account and/or subaccounts in which you invest is taxable to you only when you receive a payout or surrender (see detailed discussion below). Any portion of the annuity payouts and any withdrawals you request that represent ordinary income normally are taxable. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. We will send you a tax information reporting form for any year in which we made a distribution according to our records.


NONQUALIFIED ANNUITIES

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.


ANNUITY PAYOUTS: Generally, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. Under Annuity Payout Plan A: Life annuity - no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "Annuity Payout Plans.") All amounts you receive after your investment in the contract is fully recovered will be subject to tax.

SURRENDERS: If you surrender part or all of your nonqualified annuity before your annuity payouts begin, your surrender payment will be taxed to the extent that the contract value immediately before the surrender exceeds the investment in the contract. You also may have to pay a 10% IRS penalty for surrenders of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

WITHHOLDING: If you receive taxable income as a result of an annuity payout or a surrender, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you've provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion.


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41 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE VARIABLE ANNUITY - BAND 3 --
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

The withholding requirements differ if we deliver the payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.

DEATH BENEFITS TO BENEFICIARIES: The death benefit under a contract is not tax exempt. Any amount your beneficiary receives that represents deferred earnings within the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.


ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.


PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:


- because of your death, or in the event of nonnatural ownership, the death of annuitant;


-  because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

-  if it is allocable to an investment before Aug. 14, 1982; or

-  if the annuity payouts begin before the first contract anniversary.

TRANSFER OF OWNERSHIP: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be treated as a surrender for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.

COLLATERAL ASSIGNMENT: If you collaterally assign or pledge your contract, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.

QUALIFIED ANNUITIES

Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your rights to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

ANNUITY PAYOUTS: Under a qualified annuity except a Roth IRA, the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and met the five year holding period.

SURRENDERS: Under a qualified annuity except a Roth IRA, the entire surrender will generally be includable as ordinary income and is subject to tax unless:
(1) the contract is an IRA to which you made non-deductible contributions; or
(2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

SURRENDERS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and met the five year holding period.

REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans are subject to required withdrawals called required minimum distributions (RMDs) generally beginning at age 70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional riders. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

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42 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE VARIABLE ANNUITY - BAND 3 --
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


WITHHOLDING FOR IRAs, ROTH IRAs, SEPS AND SIMPLE IRAs: If you receive taxable income as a result of an annuity payout or a surrender, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you've provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.

WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. This mandatory withholding will not be imposed if:


- instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;

- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;


-  the payout is an RMD as defined under the Code;


-  the payout is made on account of an eligible hardship; or

-  the payout is a corrective distribution.

Payments made to a surviving spouse instead of being directly rolled over to an IRA also may be subject to mandatory 20% income tax withholding.

State withholding also may be imposed on taxable distributions.


PENALTIES: If you receive amounts from your qualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:


-  because of your death,

-  because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);


- if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) and 401(k) plans only); or


-  to pay certain medical or education expenses (IRAs only).


DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he or she receives the payments from the qualified annuity. If, under your 401(k) plan you or your employer made after-tax contributions to your contract, or if you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.


SPECIAL CONSIDERATIONS IF YOU SELECT ONE OF THE DEATH BENEFIT RIDERS (MAV, EEB AND EEP): As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial surrenders from your contract. However, the IRS may determine that these charges should be treated as partial surrenders subject to taxation to the extent of any gain as well as the 10% IRS tax penalty for surrenders before the age of 59 1/2, if applicable.

We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report the benefits attributable to these riders on your death as an annuity death benefit distribution, not as proceeds from life insurance.

COLLATERAL ASSIGNMENT: You may not collaterally assign or pledge a qualified annuity.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

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43 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE VARIABLE ANNUITY - BAND 3 --
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IDS LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code.
For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.

TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

-  the reserve held in each subaccount for your contract; divided by

-  the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

-  laws or regulations change;

-  the existing funds become unavailable; or

-  in our judgment, the funds no longer are suitable for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

-  add new subaccounts;

-  combine any two or more subaccounts;

-  transfer assets to and from the subaccounts or the variable account; and

-  eliminate or close any subaccounts.


We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).


In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

--------------------------------------------------------------------------------
44 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

ABOUT THE SERVICE PROVIDERS

ISSUER AND PRINCIPAL UNDERWRITER


IDS Life issues and is the principal underwriter for the contracts. IDS Life is a stock life insurance company organized in 1957 under the laws of the State of Minnesota and is located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. IDS Life is a wholly-owned subsidiary of Ameriprise Financial, Inc.

IDS Life conducts a conventional life insurance business. It acts as a direct writer of fixed and variable insurance policies and annuities and is licensed in 49 states, the District of Columbia and American Samoa. IDS Life has four wholly-owned subsidiaries, two which serve New York residents and two which serve residents in states other than New York. IDS Life and its subsidiaries offer fixed and variable insurance policies and annuities through individual sales representatives, through insurance agencies and broker-dealers who may also be associated with financial institutions such as banks.

IDS Life's primary life insurance products include variable life insurance, universal life insurance, traditional whole life insurance and disability income insurance. IDS Life's primary annuity products include variable and fixed deferred and immediate annuities.

We are the sole distributor of the contract which we offer continuously. We pay time-of-sale commissions of up to 1.15% of purchase payments on the contract as well as service/trail commissions of up to 0.25% based on annual total contract value for as long as the contract remains in effect.


We may pay our sales representatives a temporary additional sales commission of up to 1% of purchase payments for a period of time we select. For example, we may offer to pay a temporary additional sales commission to encourage sales representatives to market a new or enhanced contract or to increase sales during the period.

The above commissions and service fees compensate our sales representative for selling and servicing the contract. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments. We also may pay additional commissions to help compensate field leadership and to pay for other distribution expenses and benefits noted below.

Our sales representatives may be required to return sales commissions under certain circumstances including, but not limited to, if a contact owner returns the contract under the free look period.

From time to time and in accordance with applicable laws and regulations, sales representatives and field leaders are eligible for various benefits. These include cash benefits, such as bonuses and sales incentives, and non-cash benefits, such as conferences, seminars and trips (including travel, lodging and meals), entertainment, merchandise and other similar items. Sales of contracts may help sales representatives and/or their field leaders qualify for such benefits.

SOURCES OF PAYMENTS TO SALES REPRESENTATIVES

- We pay the commissions and other compensation described above from our assets.

-  Our assets may include:

   -- revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the contract (see "Expense Summary");


   -- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- The funds");

   -- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The funds"); and


   -- revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

- You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:

   -- fees and expenses we collect from contract owners, including surrender charges; and

   -- fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

POTENTIAL CONFLICT OF INTEREST

Our compensation arrangements with sales representatives can potentially give sales representatives a heightened financial incentive to sell you the contract offered in this prospectus over other alternative investments which may pay the sales representatives lower compensation. Ask your sales representative for further information about what he or she may receive in connection with your purchase of the contract.

--------------------------------------------------------------------------------
45 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

LEGAL PROCEEDINGS

The SEC, the NASD and several state authorities have brought proceedings challenging several mutual fund and variable product financial practices, generally including suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements. IDS Life has received requests for information concerning some of these practices and is cooperating fully with these inquiries.

IDS Life and its affiliates are involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of their respective business activities. IDS Life believes it has meritorious defenses to each of these actions and intends to defend them vigorously. IDS Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

There are no pending legal proceedings affecting the Variable Account.


--------------------------------------------------------------------------------
46 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

APPENDICES

THE PURPOSE OF THESE APPENDICES IS TO ILLUSTRATE THE OPERATION OF VARIOUS CONTRACT RIDERS AND TO PROVIDE CONDENSED FINANCIAL HISTORY DISCLOSURE REGARDING THE SUBACCOUNTS. IN ORDER TO DEMONSTRATE THESE CONTRACT RIDERS, AN EXAMPLE MAY SHOW HYPOTHETICAL CONTRACT VALUES. THESE CONTRACT VALUES DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. ACTUAL CONTRACT VALUES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING BUT NOT LIMITED TO THE INVESTMENT EXPERIENCE OF THE SUBACCOUNTS, FIXED ACCOUNT AND THE FEES AND CHARGES THAT APPLY TO YOUR CONTRACT.

THE EXAMPLES OF THE OPTIONAL DEATH BENEFITS IN APPENDIX A INCLUDE PARTIAL SURRENDERS TO ILLUSTRATE THE EFFECT OF THESE PARTIAL SURRENDERS ON THE PARTICULAR BENEFIT. THESE EXAMPLES ARE INTENDED TO SHOW HOW THE OPTIONAL DEATH BENEFITS OPERATE, AND DO NOT TAKE INTO ACCOUNT WHETHER A PARTICULAR OPTIONAL DEATH BENEFIT IS PART OF A QUALIFIED ANNUITY. QUALIFIED ANNUITIES ARE SUBJECT TO REQUIRED MINIMUM DISTRIBUTIONS AT CERTAIN AGES (SEE "TAXES -- QUALIFIED ANNUITIES -- REQUIRED MINIMUM DISTRIBUTIONS") WHICH MAY REQUIRE YOU TO TAKE PARTIAL SURRENDERS FROM THE CONTRACT. IF YOU ARE CONSIDERING THE ADDITION OF CERTAIN OPTIONAL DEATH BENEFITS TO A QUALIFIED ANNUITY, YOU SHOULD CONSULT YOUR TAX ADVISOR PRIOR TO MAKING A PURCHASE FOR AN EXPLANATION OF THE POTENTIAL TAX IMPLICATION TO YOU.


--------------------------------------------------------------------------------
47 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

APPENDIX A: EXAMPLE - OPTIONAL BENEFITS


EXAMPLE -- MAV DEATH BENEFIT


- You purchase the contract (with the MAV rider) with a payment of $20,000 on Jan. 1, 2004.

- On Jan. 1, 2005 (the first contract anniversary) the contract value grows to $24,000.

- On March 1, 2005 the contract value falls to $22,000, at which point you take a $1,500 partial surrender, leaving a contract value of $20,500.

We calculate the death benefit on March 1, 2005 as follows:


The maximum anniversary value immediately preceding the date of death plus any payments made since that anniversary minus adjusted partial surrenders:


We calculate the death benefit on March 1, 2005 as follows:


The maximum anniversary value immediately preceding the date of death plus any payments made since that anniversary minus adjusted partial surrenders:

      Greatest of your contract anniversary contract values:     $24,000
      plus purchase payments made since that anniversary:             +0
      minus adjusted partial surrenders, calculated as:
         ($1,500 x $24,000) =                                     -1,636
         ------------------                                      -------
              $22,000

      for a death benefit of:                                    $22,364

--------------------------------------------------------------------------------
48 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

EXAMPLE -- EEB DEATH BENEFIT


- You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and both you and the annuitant are under age 70. You select the MAV and the EEB.

- On July 1, 2004 the contract value grows to $105,000. The death benefit on July 1, 2004 equals the standard death benefit, which is the contract value, or $105,000. You have not reached the first contract anniversary so the EEB does not provide any additional benefit at this time.

- On Jan. 1, 2005 the contract value grows to $110,000. The death benefit on Jan. 1, 2005 equals:


   MAV death benefit amount (contract value):                   $110,000
   plus the EEB which equals 40% of earnings
      at death (MAV death benefit amount minus payments
      not previously surrendered):
      0.40 x ($110,000 - $100,000) =                              +4,000
                                                                --------
   Total death benefit of:                                      $114,000


- On Jan. 1, 2006 the contract value falls to $105,000. The death benefit on Jan. 1, 2006 equals:


   MAV death benefit amount (maximum anniversary value):        $110,000
   plus the EEB (40% of earnings at death):
      0.40 x ($110,000 - $100,000) =                              +4,000
                                                                --------
   Total death benefit of:                                      $114,000


- On Feb. 1, 2006 the contract value remains at $105,000 and you request a partial surrender of $50,000. We calculate purchase payments not previously surrendered as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial surrender is contract earnings). The death benefit on Feb. 1, 2006 equals:


   MAV death benefit amount (maximum anniversary value adjusted for partial surrenders):
      $110,000 - ($50,000 x $110,000) =                          $57,619
                 --------------------
                      $105,000

   plus the EEB (40% of earnings at death):
      0.40 x ($57,619 - $55,000) =                                +1,048
                                                                --------
   Total death benefit of:                                       $58,667


- On Jan. 1, 2007 the contract value falls by $40,000. The death benefit on Jan. 1, 2007 equals the death benefit on Feb. 1, 2006. The reduction in contract value has no effect.

- On Jan. 1, 2013 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously surrendered that are one or more years old. The death benefit on Jan. 1, 2013 equals:


   MAV death benefit amount (contract value):                   $200,000
   plus the EEB (40% of earnings at death)
      0.40 x 2.50 x ($55,000) =                                  +55,000
                                                                --------
   Total death benefit of:                                      $255,000


- On July 1, 2013 you make an additional purchase payment of $50,000 and your contract value grows to $250,000. The new purchase payment is less than one year old and so it has no effect on the EEB. The death benefit on July 1, 2013 equals:


   MAV death benefit amount (contract value):                   $250,000
   plus the EEB (40% of earnings at death)
      0.40 x 2.50 x ($55,000) =                                  +55,000
                                                                --------
   Total death benefit of:                                      $305,000


- On July 1, 2014 the contract value remains $250,000 and the "new" purchase payment is one year old. The value of the EEB changes. The death benefit on July 1, 2014 equals:


   MAV death benefit amount (contract value):                   $250,000
   plus the EEB which equals 40% of earnings
      at death (the standard death benefit amount minus
      payments not previously surrendered):
      0.40 x ($250,000 - $105,000) =                             +58,000
                                                                --------
   Total death benefit of:                                      $308,000

--------------------------------------------------------------------------------
49 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

EXAMPLE -- EEP DEATH BENEFIT


- You purchase the contract with an exchanged purchase payment of $100,000 on Jan. 1, 2004 and both you and the annuitant are under age 70. You select the MAV and the EEP.

- On July 1, 2004 the contract value grows to $105,000. The death benefit on July 1, 2004 equals the standard death benefit amount, which is the contract value, or $105,000. You have not reached the first contract anniversary so neither the EEP Part I nor Part II provides any additional benefit at this time.

- On Jan. 1, 2005 the contract value grows to $110,000. You have not reached the second contract anniversary so the EEP Part II does not provide any additional benefit at this time. The death benefit on Jan. 1, 2005 equals:


   MAV death benefit amount (contract value):                   $110,000
   plus the EEP Part I which equals 40% of earnings
      at death (the MAV death benefit amount minus
      purchase payments not previously surrendered):
      0.40 x ($110,000 - $100,000) =                              +4,000
                                                                --------
   Total death benefit of:                                      $114,000


- On Jan. 1, 2006 the contract value falls to $105,000. The death benefit on Jan. 1, 2006 equals:


   MAV death benefit amount (maximum anniversary value):        $110,000
   plus the EEP Part I benefit (40% of earnings at death):
      0.40 x ($110,000 - $100,000) =                              +4,000
                                                                --------
   plus the EEP Part II which in the third contract year
      equals 10% of exchange purchase payments identified at
      issue and not previously surrendered:
      0.10 x $100,000 =                                          +10,000
                                                                --------
   Total death benefit of:                                      $124,000


- On Feb. 1, 2006 the contract value remains at $105, 000 and you request a partial surrender of $50,000. We calculate purchase payments not previously surrendered as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial surrender is contract earnings). The death benefit on Feb. 1, 2006 equals:


   MAV death benefit amount (maximum anniversary value adjusted for partial surrenders):
      $110,000 - ($50,000 x $110,000) =                          $57,619
                 --------------------
                       $105,000

   plus the EEP Part I (40% of earnings at death):
         0.40 x ($57,619 - $55,000) =                             +1,048

   plus the EEP Part II which in the third contract year
         equals 10% of exchange purchase payments identified at
         issue and not previously surrendered:
      0.10 x $55,000 =                                            +5,500
                                                                --------
   Total death benefit of:                                       $64,167


- On Jan. 1, 2007 the contract value falls by $40,000. The death benefit on Jan. 1, 2007 equals the death benefit on Feb. 1, 2006. The reduction in contract value has no effect.

- On Jan. 1, 2013 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously surrendered that are one or more years old. Because we are beyond the fourth contract anniversary the EEP also reaches its maximum of 20%. The death benefit on Jan. 1, 2013 equals:


   MAV death benefit amount (contract value):                   $200,000

   plus the EEP Part I (40% of earnings at death)
      0.40 x (2.50 x $55,000) =                                  +55,000

   plus the EEP Part II which after the fourth contract
      year equals 20% of exchange purchase payments
      identified at issue and not previously
      surrendered: 0.20 x $55,000 =                              +11,000
                                                                --------
   Total death benefit of:                                      $266,000

--------------------------------------------------------------------------------
50 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

- On July 1, 2013 you make an additional purchase payment of $50,000 and your contract value grows to $250,000. The new purchase payment is less than one year old and so it has no effect on either the EEP Part I or EEP Part II. The death benefit on July 1, 2013 equals:


   MAV death benefit amount (contract value):                   $250,000
   plus the EEP Part I (40% of earnings at death)
      0.40 x (2.50 x $55,000) =  +55,000
   plus the EEP Part II, which after the fourth contract year equals 20% of exchange purchase payments identified at
      issue and not previously surrendered: 0.20 x $55,000 =     +11,000
                                                                --------
   Total death benefit of:                                      $316,000


- On July 1, 2014 the contract value remains $250,000 and the "new" purchase payment is one year old. The value of the EEP Part I changes but the value of the EEP Part II remains constant. The death benefit on July 1, 2014 equals:


   MAV death benefit amount (contract value):                   $250,000
   plus the EEP Part I which equals 40% of earnings
      at death (the MAV death benefit minus payments not
      previously surrendered):
      0.40 x ($250,000 - $105,000) =                             +58,000
   plus the EEP Part II, which after the fourth contract year equals 20% of exchange purchase payments identified at
      issue and not previously surrendered: 0.20 x $55,000 =     +11,000
                                                                --------
   Total death benefit of:                                      $319,000

--------------------------------------------------------------------------------
51 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

APPENDIX B: CONDENSED FINANCIAL INFORMATION

(UNAUDITED)


The following tables give per-unit information about the financial history of each subaccount. The date in which operations commenced in each price level is noted in parentheses.

We have not provided this information for subaccounts that were not available under your contract as of Dec. 31, 2005.

VARIABLE ACCOUNT CHARGES OF 0.55% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.



YEAR ENDED DEC. 31,                                                          2005    2004    2003    2002    2001    2000    1999
AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (8/13/2001)
Accumulation unit value at beginning of period                              $1.00   $0.94   $0.73   $0.98   $1.00      --      --
Accumulation unit value at end of period                                    $1.08   $1.00   $0.94   $0.73   $0.98      --      --
Number of accumulation units outstanding at end of period (000 omitted)     1,554     110      85       4       6      --      --
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (8/13/2001)
Accumulation unit value at beginning of period                              $1.18   $1.03   $0.77   $0.98   $1.00      --      --
Accumulation unit value at end of period                                    $1.28   $1.18   $1.03   $0.77   $0.98      --      --
Number of accumulation units outstanding at end of period (000 omitted)       141     107     284     180       3      --      --
AIM V.I. DYNAMICS FUND, SERIES I SHARES (8/13/2001)
Accumulation unit value at beginning of period                              $1.01   $0.89   $0.65   $0.96   $1.00      --      --
Accumulation unit value at end of period                                    $1.11   $1.01   $0.89   $0.65   $0.96      --      --
Number of accumulation units outstanding at end of period (000 omitted)        19      18     249     149       1      --      --
AIM V.I. FINANCIAL SERVICES FUND, SERIES I SHARES (8/13/2001)
Accumulation unit value at beginning of period                              $1.14   $1.06   $0.82   $0.97   $1.00      --      --
Accumulation unit value at end of period                                    $1.20   $1.14   $1.06   $0.82   $0.97      --      --
Number of accumulation units outstanding at end of period (000 omitted)       140     132      66       3      --      --      --
AIM V.I. TECHNOLOGY FUND, SERIES I SHARES (8/13/2001)
Accumulation unit value at beginning of period                              $0.72   $0.69   $0.48   $0.91   $1.00      --      --
Accumulation unit value at end of period                                    $0.73   $0.72   $0.69   $0.48   $0.91      --      --
Number of accumulation units outstanding at end of period (000 omitted)       532     249      96       3      --      --      --
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (8/13/2001)
Accumulation unit value at beginning of period                              $1.09   $0.98   $0.75   $0.97   $1.00      --      --
Accumulation unit value at end of period                                    $1.13   $1.09   $0.98   $0.75   $0.97      --      --
Number of accumulation units outstanding at end of period (000 omitted)     1,186     726     969     310     136      --      --
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (8/13/2001)
Accumulation unit value at beginning of period                              $1.64   $1.32   $0.92   $0.98   $1.00      --      --
Accumulation unit value at end of period                                    $1.90   $1.64   $1.32   $0.92   $0.98      --      --
Number of accumulation units outstanding at end of period (000 omitted)     2,607     984     472     606     210      --      --
AMERICAN CENTURY VP INTERNATIONAL, CLASS II (8/13/2001)
Accumulation unit value at beginning of period                              $1.04   $0.91   $0.74   $0.93   $1.00      --      --
Accumulation unit value at end of period                                    $1.17   $1.04   $0.91   $0.74   $0.93      --      --
Number of accumulation units outstanding at end of period (000 omitted)       314     127       5     254       1      --      --
AMERICAN CENTURY VP VALUE, CLASS II (8/13/2001)
Accumulation unit value at beginning of period                              $1.31   $1.15   $0.90   $1.04   $1.00      --      --
Accumulation unit value at end of period                                    $1.36   $1.31   $1.15   $0.90   $1.04      --      --
Number of accumulation units outstanding at end of period (000 omitted)     1,104   1,064     673     483     146      --      --
CALVERT VARIABLE SERIES, INC. SOCIAL BALANCED PORTFOLIO (5/1/2000)
Accumulation unit value at beginning of period                              $1.00   $0.93   $0.78   $0.89   $0.96   $1.00      --
Accumulation unit value at end of period                                    $1.05   $1.00   $0.93   $0.78   $0.89   $0.96      --
Number of accumulation units outstanding at end of period (000 omitted)         5      54       8       8       6       5      --
EVERGREEN VA FUNDAMENTAL LARGE CAP FUND - CLASS 2 (12/8/2003)
Accumulation unit value at beginning of period                              $0.94   $0.86   $0.83      --      --      --      --
Accumulation unit value at end of period                                    $1.01   $0.94   $0.86      --      --      --      --
Number of accumulation units outstanding at end of period (000 omitted)        56      49      90      --      --      --      --
FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO SERVICE CLASS 2 (8/13/2001)
Accumulation unit value at beginning of period                              $1.06   $1.01   $0.83   $1.00   $1.00      --      --
Accumulation unit value at end of period                                    $1.14   $1.06   $1.01   $0.83   $1.00      --      --
Number of accumulation units outstanding at end of period (000 omitted)     1,338     994     432     233     132      --      --


--------------------------------------------------------------------------------
52 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.55% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                          2005    2004    2003    2002    2001    2000    1999
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (8/13/2001)
Accumulation unit value at beginning of period                              $1.59   $1.28   $0.93   $1.04   $1.00      --      --
Accumulation unit value at end of period                                    $1.86   $1.59   $1.28   $0.93   $1.04      --      --
Number of accumulation units outstanding at end of period (000 omitted)     2,702   1,034     510     325     132      --      --
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (8/13/2001)
Accumulation unit value at beginning of period                              $1.20   $1.06   $0.75   $0.95   $1.00      --      --
Accumulation unit value at end of period                                    $1.42   $1.20   $1.06   $0.75   $0.95      --      --
Number of accumulation units outstanding at end of period (000 omitted)       728     573     205     324       7      --      --
FTVIPT FRANKLIN REAL ESTATE FUND - CLASS 2 (9/15/1999)
Accumulation unit value at beginning of period                              $2.42   $1.85   $1.37   $1.35   $1.26   $0.96   $1.00
Accumulation unit value at end of period                                    $2.73   $2.42   $1.85   $1.37   $1.35   $1.26   $0.96
Number of accumulation units outstanding at end of period (000 omitted)       667     487     349     205     211     148       4
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (9/15/1999)
Accumulation unit value at beginning of period                              $1.98   $1.61   $1.22   $1.35   $1.20   $0.96   $1.00
Accumulation unit value at end of period                                    $2.14   $1.98   $1.61   $1.22   $1.35   $1.20   $0.96
Number of accumulation units outstanding at end of period (000 omitted)       593     414     242     282     150       9       2
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (8/13/2001)
Accumulation unit value at beginning of period                              $1.18   $1.05   $0.85   $0.97   $1.00      --      --
Accumulation unit value at end of period                                    $1.30   $1.18   $1.05   $0.85   $0.97      --      --
Number of accumulation units outstanding at end of period (000 omitted)       716     533     667     130      --      --      --
GOLDMAN SACHS VIT MID CAP VALUE FUND (9/15/1999)
Accumulation unit value at beginning of period                              $2.09   $1.67   $1.31   $1.38   $1.24   $0.95   $1.00
Accumulation unit value at end of period                                    $2.34   $2.09   $1.67   $1.31   $1.38   $1.24   $0.95
Number of accumulation units outstanding at end of period (000 omitted)     1,930     834     639     450     200      15       8
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND (9/15/1999)
(PREVIOUSLY GOLDMAN SACHS VIT CORE(SM) U.S. EQUITY FUND)
Accumulation unit value at beginning of period                              $0.99   $0.87   $0.67   $0.87   $0.99   $1.10   $1.00
Accumulation unit value at end of period                                    $1.05   $0.99   $0.87   $0.67   $0.87   $0.99   $1.10
Number of accumulation units outstanding at end of period (000 omitted)     3,019   1,522     735     694     943     577     170
JANUS ASPEN SERIES GLOBAL TECHNOLOGY PORTFOLIO: SERVICE SHARES (5/1/2000)
Accumulation unit value at beginning of period                              $0.37   $0.37   $0.25   $0.43   $0.68   $1.00      --
Accumulation unit value at end of period                                    $0.41   $0.37   $0.37   $0.25   $0.43   $0.68      --
Number of accumulation units outstanding at end of period (000 omitted)       200     333     426     343     202     310      --
JANUS ASPEN SERIES INTERNATIONAL GROWTH PORTFOLIO: SERVICE SHARES (5/1/2000)
Accumulation unit value at beginning of period                              $0.71   $0.60   $0.45   $0.61   $0.80   $1.00      --
Accumulation unit value at end of period                                    $0.93   $0.71   $0.60   $0.45   $0.61   $0.80      --
Number of accumulation units outstanding at end of period (000 omitted)       250     132     295     875     606     556      --
LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO (9/15/1999)
Accumulation unit value at beginning of period                              $0.94   $0.83   $0.65   $0.73   $0.96   $1.07   $1.00
Accumulation unit value at end of period                                    $1.04   $0.94   $0.83   $0.65   $0.73   $0.96   $1.07
Number of accumulation units outstanding at end of period (000 omitted)     1,238   1,236   2,397     636     253      57       8
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (5/1/2000)
Accumulation unit value at beginning of period                              $0.64   $0.59   $0.49   $0.68   $0.91   $1.00      --
Accumulation unit value at end of period                                    $0.67   $0.64   $0.59   $0.49   $0.68   $0.91      --
Number of accumulation units outstanding at end of period (000 omitted)       640     522     874     785     913     533      --
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (5/1/2000)
Accumulation unit value at beginning of period                              $0.86   $0.81   $0.61   $0.90   $0.96   $1.00      --
Accumulation unit value at end of period                                    $0.90   $0.86   $0.81   $0.61   $0.90   $0.96      --
Number of accumulation units outstanding at end of period (000 omitted)       558     576     622     485     548     352      --
MFS(R) UTILITIES SERIES - SERVICE CLASS (8/13/2001)
Accumulation unit value at beginning of period                              $1.19   $0.92   $0.68   $0.89   $1.00      --      --
Accumulation unit value at end of period                                    $1.38   $1.19   $0.92   $0.68   $0.89      --      --
Number of accumulation units outstanding at end of period (000 omitted)       588     211     139     139     138      --      --
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit value at beginning of period                              $1.16   $1.00      --      --      --      --      --
Accumulation unit value at end of period                                    $1.31   $1.16      --      --      --      --      --
Number of accumulation units outstanding at end of period (000 omitted)       756     158      --      --      --      --      --


--------------------------------------------------------------------------------
53 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.55% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                          2005    2004    2003    2002    2001    2000    1999
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit value at beginning of period                              $1.16   $1.00      --      --      --      --      --
Accumulation unit value at end of period                                    $1.26   $1.16      --      --      --      --      --
Number of accumulation units outstanding at end of period (000 omitted)       643     432      --      --      --      --      --
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit value at beginning of period                              $1.07   $1.00      --      --      --      --      --
Accumulation unit value at end of period                                    $1.09   $1.07      --      --      --      --      --
Number of accumulation units outstanding at end of period (000 omitted)     3,173     403      --      --      --      --      --
PIONEER EQUITY INCOME VCT PORTFOLIO - CLASS II SHARES (8/13/2001)
Accumulation unit value at beginning of period                              $1.14   $0.99   $0.81   $0.98   $1.00      --      --
Accumulation unit value at end of period                                    $1.20   $1.14   $0.99   $0.81   $0.98      --      --
Number of accumulation units outstanding at end of period (000 omitted)       156     182     283     175      --      --      --
PIONEER EUROPE VCT PORTFOLIO - CLASS II SHARES (8/13/2001)
Accumulation unit value at beginning of period                              $1.22   $1.04   $0.79   $0.98   $1.00      --      --
Accumulation unit value at end of period                                    $1.31   $1.22   $1.04   $0.79   $0.98      --      --
Number of accumulation units outstanding at end of period (000 omitted)        --      --      --      --      --      --      --
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (8/13/2001)
Accumulation unit value at beginning of period                              $0.98   $0.92   $0.78   $0.98   $1.00      --      --
Accumulation unit value at end of period                                    $1.10   $0.98   $0.92   $0.78   $0.98      --      --
Number of accumulation units outstanding at end of period (000 omitted)       218      67     170     145     129      --      --
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (8/13/2001)
Accumulation unit value at beginning of period                              $1.16   $1.01   $0.79   $0.96   $1.00      --      --
Accumulation unit value at end of period                                    $1.30   $1.16   $1.01   $0.79   $0.96      --      --
Number of accumulation units outstanding at end of period (000 omitted)       145     194     207     881     418      --      --
PUTNAM VT VISTA FUND - CLASS IB SHARES (9/15/1999)
Accumulation unit value at beginning of period                              $0.92   $0.78   $0.59   $0.86   $1.29   $1.36   $1.00
Accumulation unit value at end of period                                    $1.03   $0.92   $0.78   $0.59   $0.86   $1.29   $1.36
Number of accumulation units outstanding at end of period (000 omitted)       374     375     431     525   1,092   1,330     183
RIVERSOURCE(SM) VARIABLE PORTFOLIO - BALANCED FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - MANAGED FUND)
Accumulation unit value at beginning of period                              $1.06   $0.97   $0.81   $0.94   $1.06   $1.09   $1.00
Accumulation unit value at end of period                                    $1.10   $1.06   $0.97   $0.81   $0.94   $1.06   $1.09
Number of accumulation units outstanding at end of period (000 omitted)       623     257     221     120     296     145      10
RIVERSOURCE(SM) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND)
Accumulation unit value at beginning of period                              $1.11   $1.11   $1.11   $1.10   $1.07   $1.01   $1.00
Accumulation unit value at end of period                                    $1.13   $1.11   $1.11   $1.11   $1.10   $1.07   $1.01
Number of accumulation units outstanding at end of period (000 omitted)     4,504   2,098     447   3,911   5,658   6,615   2,266
*THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR RIVERSOURCE(SM) VARIABLE PORTFOLIO -
CASH MANAGEMENT FUND AT DEC. 31, 2005 WERE 3.04% AND 3.09%, RESPECTIVELY
RIVERSOURCE(SM) VARIABLE PORTFOLIO - CORE BOND FUND (2/4/2004)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - CORE BOND FUND)
Accumulation unit value at beginning of period                              $1.02   $1.00      --      --      --      --      --
Accumulation unit value at end of period                                    $1.04   $1.02      --      --      --      --      --
Number of accumulation units outstanding at end of period (000 omitted)       100      73      --      --      --      --      --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND)
Accumulation unit value at beginning of period                              $1.29   $1.24   $1.20   $1.14   $1.06   $1.02   $1.00
Accumulation unit value at end of period                                    $1.31   $1.29   $1.24   $1.20   $1.14   $1.06   $1.02
Number of accumulation units outstanding at end of period (000 omitted)     3,619   2,145   1,691     762     985     410      47
RIVERSOURCE(SM) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND)
Accumulation unit value at beginning of period                              $1.36   $1.16   $0.82   $1.02   $1.01   $1.02   $1.00
Accumulation unit value at end of period                                    $1.53   $1.36   $1.16   $0.82   $1.02   $1.01   $1.02
Number of accumulation units outstanding at end of period (000 omitted)     5,165   3,041   1,239   1,262     281     218      23


--------------------------------------------------------------------------------
54 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.55% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                          2005    2004    2003    2002    2001    2000    1999
RIVERSOURCE(SM) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (5/1/2000)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - THREADNEEDLE EMERGING MARKETS FUND)
Accumulation unit value at beginning of period                              $1.19   $0.96   $0.69   $0.73   $0.75   $1.00      --
Accumulation unit value at end of period                                    $1.58   $1.19   $0.96   $0.69   $0.73   $0.75      --
Number of accumulation units outstanding at end of period (000 omitted)     1,491     475     115     277       3       1      --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - GLOBAL BOND FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - GLOBAL BOND FUND)
Accumulation unit value at beginning of period                              $1.46   $1.33   $1.18   $1.04   $1.03   $1.00   $1.00
Accumulation unit value at end of period                                    $1.38   $1.46   $1.33   $1.18   $1.04   $1.03   $1.00
Number of accumulation units outstanding at end of period (000 omitted)     1,377     741     714     251     249       4       3
RIVERSOURCE(SM) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (9/13/2004)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - INFLATION PROTECTED SECURITIES FUND)
Accumulation unit value at beginning of period                              $1.03   $1.00      --      --      --      --      --
Accumulation unit value at end of period                                    $1.05   $1.03      --      --      --      --      --
Number of accumulation units outstanding at end of period (000 omitted)     1,455   5,004      --      --      --      --      --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - GROWTH FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - GROWTH FUND)
Accumulation unit value at beginning of period                              $0.62   $0.57   $0.47   $0.64   $0.94   $1.17   $1.00
Accumulation unit value at end of period                                    $0.67   $0.62   $0.57   $0.47   $0.64   $0.94   $1.17
Number of accumulation units outstanding at end of period (000 omitted)     6,193   2,153   1,664   1,064   1,285   1,762     401
RIVERSOURCE(SM) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND)
Accumulation unit value at beginning of period                              $1.22   $1.10   $0.89   $0.95   $0.91   $1.01   $1.00
Accumulation unit value at end of period                                    $1.26   $1.22   $1.10   $0.89   $0.95   $0.91   $1.01
Number of accumulation units outstanding at end of period (000 omitted)     2,397   2,886   4,230   1,480   1,549   1,186      48
RIVERSOURCE(SM) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (9/13/2004)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND)
Accumulation unit value at beginning of period                              $1.04   $1.00      --      --      --      --      --
Accumulation unit value at end of period                                    $1.07   $1.04      --      --      --      --      --
Number of accumulation units outstanding at end of period (000 omitted)       493      --      --      --      --      --      --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - THREADNEEDLE INTERNATIONAL FUND)
Accumulation unit value at beginning of period                              $0.82   $0.70   $0.55   $0.67   $0.95   $1.27   $1.00
Accumulation unit value at end of period                                    $0.92   $0.82   $0.70   $0.55   $0.67   $0.95   $1.27
Number of accumulation units outstanding at end of period (000 omitted)     1,252     848     143     488      65      81     133
RIVERSOURCE(SM) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND* (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND)
Accumulation unit value at beginning of period                              $0.80   $0.76   $0.59   $0.76   $0.94   $1.14   $1.00
Accumulation unit value at end of period                                    $0.85   $0.80   $0.76   $0.59   $0.76   $0.94   $1.14
Number of accumulation units outstanding at end of period (000 omitted)     3,121   1,484     172     202     291     266     872
*RIVERSOURCE(SM) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R) MERGED INTO
RIVERSOURCE(SM) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND ON MARCH 17, 2006.
RIVERSOURCE(SM) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND (2/4/2004)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND)
Accumulation unit value at beginning of period                              $1.10   $1.00      --      --      --      --      --
Accumulation unit value at end of period                                    $1.14   $1.10      --      --      --      --      --
Number of accumulation units outstanding at end of period (000 omitted)        92      65      --      --      --      --      --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - MID CAP GROWTH FUND* (5/1/2001)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - EQUITY SELECT FUND)
Accumulation unit value at beginning of period                              $1.15   $1.06   $0.87   $1.01   $1.00      --      --
Accumulation unit value at end of period                                    $1.26   $1.15   $1.06   $0.87   $1.01      --      --
Number of accumulation units outstanding at end of period (000 omitted)       655     523     578     328      38      --      --
*RIVERSOURCE(SM) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND MERGED INTO
RIVERSOURCE(SM) VARIABLE PORTFOLIO - MID CAP GROWTH FUND ON MARCH 17, 2006.
RIVERSOURCE(SM) VARIABLE PORTFOLIO - MID CAP VALUE FUND (5/2/2005)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - MID CAP VALUE FUND)
Accumulation unit value at beginning of period                              $1.00      --      --      --      --      --      --
Accumulation unit value at end of period                                    $1.20      --      --      --      --      --      --
Number of accumulation units outstanding at end of period (000 omitted)       115      --      --      --      --      --      --


--------------------------------------------------------------------------------
55 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.55% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                          2005    2004    2003    2002    2001    2000    1999
RIVERSOURCE(SM) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R)* (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R))
Accumulation unit value at beginning of period                              $0.88   $0.86   $0.69   $0.89   $1.08   $1.19   $1.00
Accumulation unit value at end of period                                    $0.89   $0.88   $0.86   $0.69   $0.89   $1.08   $1.19
Number of accumulation units outstanding at end of period (000 omitted)     1,645   3,017   3,155   3,029   3,252   3,919     426
*RIVERSOURCE(SM) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R) MERGED INTO
RIVERSOURCE(SM) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND ON MARCH 17, 2006.
RIVERSOURCE(SM) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (5/1/2000)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND)
Accumulation unit value at beginning of period                              $0.85   $0.77   $0.61   $0.79   $0.90   $1.00      --
Accumulation unit value at end of period                                    $0.88   $0.85   $0.77   $0.61   $0.79   $0.90      --
Number of accumulation units outstanding at end of period (000 omitted)     2,054   1,958   1,381     973     770     285      --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - SELECT VALUE FUND (2/4/2004)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - PARTNERS SELECT VALUE FUND)
Accumulation unit value at beginning of period                              $1.13   $1.00      --      --      --      --      --
Accumulation unit value at end of period                                    $1.13   $1.13      --      --      --      --      --
Number of accumulation units outstanding at end of period (000 omitted)       235     182      --      --      --      --      --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND)
Accumulation unit value at beginning of period                              $1.23   $1.22   $1.21   $1.15   $1.09   $1.01   $1.00
Accumulation unit value at end of period                                    $1.24   $1.23   $1.22   $1.21   $1.15   $1.09   $1.01
Number of accumulation units outstanding at end of period (000 omitted)       688     870   1,097   1,275     592       1      10
RIVERSOURCE(SM) VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND)
Accumulation unit value at beginning of period                              $1.54   $1.31   $0.89   $1.08   $1.16   $1.12   $1.00
Accumulation unit value at end of period                                    $1.61   $1.54   $1.31   $0.89   $1.08   $1.16   $1.12
Number of accumulation units outstanding at end of period (000 omitted)       514     779     660     393     378     286      28
RIVERSOURCE(SM) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (8/14/2001)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period                              $1.53   $1.28   $0.93   $1.07   $1.00      --      --
Accumulation unit value at end of period                                    $1.61   $1.53   $1.28   $0.93   $1.07      --      --
Number of accumulation units outstanding at end of period (000 omitted)     2,068     860     982     627     411      --      --
RIVERSOURCE(SM) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND* (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND)
Accumulation unit value at beginning of period                              $0.77   $0.71   $0.55   $0.81   $1.22   $1.52   $1.00
Accumulation unit value at end of period                                    $0.83   $0.77   $0.71   $0.55   $0.81   $1.22   $1.52
Number of accumulation units outstanding at end of period (000 omitted)       147     192     221     386     607     798      33
*RIVERSOURCE(SM) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND MERGED INTO
RIVERSOURCE(SM) VARIABLE PORTFOLIO - MID CAP GROWTH FUND ON MARCH 17, 2006.
WANGER INTERNATIONAL SMALL CAP (9/15/1999)
Accumulation unit value at beginning of period                              $1.40   $1.08   $0.73   $0.85   $1.09   $1.51   $1.00
Accumulation unit value at end of period                                    $1.69   $1.40   $1.08   $0.73   $0.85   $1.09   $1.51
Number of accumulation units outstanding at end of period (000 omitted)     2,814   1,701   1,136   1,484     769     599     112
WANGER U.S. SMALLER COMPANIES (9/15/1999)
Accumulation unit value at beginning of period                              $1.62   $1.37   $0.96   $1.17   $1.05   $1.15   $1.00
Accumulation unit value at end of period                                    $1.79   $1.62   $1.37   $0.96   $1.17   $1.05   $1.15
Number of accumulation units outstanding at end of period (000 omitted)     2,709   1,415   1,250     847     820     990     125
WELLS FARGO ADVANTAGE VT ASSET ALLOCATION FUND (5/1/2001)
Accumulation unit value at beginning of period                              $1.11   $1.02   $0.84   $0.97   $1.00      --      --
Accumulation unit value at end of period                                    $1.16   $1.11   $1.02   $0.84   $0.97      --      --
Number of accumulation units outstanding at end of period (000 omitted)       355      91      66      29       8      --      --
WELLS FARGO ADVANTAGE VT INTERNATIONAL CORE FUND (5/1/2001)
Accumulation unit value at beginning of period                              $0.99   $0.90   $0.69   $0.90   $1.00      --      --
Accumulation unit value at end of period                                    $1.07   $0.99   $0.90   $0.69   $0.90      --      --
Number of accumulation units outstanding at end of period (000 omitted)        82      84       4     144       1      --      --
WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND (8/13/2001)
Accumulation unit value at beginning of period                              $1.15   $0.98   $0.72   $0.99   $1.00      --      --
Accumulation unit value at end of period                                    $1.23   $1.15   $0.98   $0.72   $0.99      --      --
Number of accumulation units outstanding at end of period (000 omitted)       467     408     445     314     136      --      --


--------------------------------------------------------------------------------
56 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.55% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                          2005    2004    2003    2002    2001    2000    1999
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND (5/1/2001)
Accumulation unit value at beginning of period                              $0.93   $0.82   $0.58   $0.94   $1.00      --      --
Accumulation unit value at end of period                                    $0.98   $0.93   $0.82   $0.58   $0.94      --      --
Number of accumulation units outstanding at end of period (000 omitted)        35      10      10       6       2      --      --


--------------------------------------------------------------------------------
57 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION



Calculating Annuity Payouts                                                 p. 3
Rating Agencies                                                             p. 4
Revenues Received During Calendar Year 2005                                 p. 4
Principal Underwriter                                                       p. 5
Independent Registered Public Accounting Firm                               p. 5
Financial Statements


--------------------------------------------------------------------------------
58 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

[RIVERSOURCE ANNUITIES(SM) LOGO]


IDS Life Insurance Company
70100 Ameriprise Financial Center

Minneapolis, MN 55474
(800) 862-7919



IDS Life Insurance Company (Distributor), Member NASD, a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise FInancial).
   Insurance and annuity products are issued by IDS Life Insurance Company, an
                          Ameriprise Financial company.

            (C) 2006 Ameriprise Financial, Inc. All rights reserved.

S-6407 G (5/06)

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY(SM)

                         RIVERSOURCE RETIREMENT ADVISOR
                          VARIABLE ANNUITY(SM) - BAND 3

                   RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE(SM)
                                VARIABLE ANNUITY


                     RIVERSOURCE RETIREMENT ADVISOR SELECT(SM)
                                VARIABLE ANNUITY


                   RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE(SM)
                            VARIABLE ANNUITY - BAND 3

                RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS(SM)
                                VARIABLE ANNUITY

                 RIVERSOURCE RETIREMENT ADVISOR SELECT PLUS(SM)
                                VARIABLE ANNUITY

                       IDS LIFE FLEXIBLE PORTFOLIO ANNUITY


                          IDS LIFE VARIABLE ACCOUNT 10

                                   MAY 1, 2006

IDS Life Variable Account 10 is a separate account established and maintained by IDS Life Insurance Company (IDS Life).

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus dated the same date as this SAI, which may be obtained from your sales representative, or by writing or calling us at the address and telephone number below.

This SAI contains financial information for all the subaccounts of the IDS Life Variable Account 10. Not all subaccounts of the IDS Life Variable Account 10 apply to your specific contract.

IDS Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 862-7919

TABLE OF CONTENTS

Calculating Annuity Payouts                                                p. 3

Rating Agencies                                                            p. 4


Revenues Received During Calendar Year 2005                                p. 4

Principal Underwriter                                                      p. 5

Independent Registered Public Accounting Firm                              p. 5


Financial Statements



CORPORATE CONSOLIDATION

Later this year, two of IDS Life's subsidiaries, American Enterprise Life Insurance Company and American Partners Life Insurance Company, plan to merge into IDS Life. This merger will help simplify overall corporate structure because these three life insurance companies will be consolidated into one. We currently expect this consolidation to occur at the end of 2006, subject to certain regulatory and other approvals. At the time of the consolidation, we plan to change the name of IDS Life to RiverSource Life Insurance Company. This consolidation and renaming will not have any adverse effect on the benefits under your contract.


--------------------------------------------------------------------------------
2 - IDS LIFE VARIABLE ACCOUNT 10

CALCULATING ANNUITY PAYOUTS

THE VARIABLE ACCOUNT

We do the following calculations separately for each of the subaccounts of the variable account. The separate monthly payouts, added together, make up your total variable annuity payout.

INITIAL PAYOUT: To compute your first monthly payment, we:

- determine the dollar value of your contract on the valuation date and deduct any applicable premium tax; then

- apply the result to the annuity table contained in the contract or another table at least as favorable.

The annuity table shows the amount of the first monthly payment for each $1,000 of value which depends on factors built into the table, as described below.

ANNUITY UNITS: We then convert the value of your subaccount to annuity units. To compute the number of units credited to you, we divide the first monthly payment by the annuity unit value (see below) on the valuation date. The number of units in your subaccount is fixed. The value of the units fluctuates with the performance of the underlying fund.

SUBSEQUENT PAYOUTS: To compute later payouts, we multiply:

-  the annuity unit value on the valuation date; by

-  the fixed number of annuity units credited to you.

ANNUITY UNIT VALUES: We originally set this value at $1 for each subaccount. To calculate later values we multiply the last annuity value by the product of:

-  the net investment factor; and

-  the neutralizing factor.

The purpose of the neutralizing factor is to offset the effect of the assumed rate built into the annuity table. With an assumed investment rate of 5%, the neutralizing factor is 0.999866 for a one day valuation period.

NET INVESTMENT FACTOR: We determine the net investment factor by:

- adding the fund's current net asset value per share plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

-  dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee from the result.

Because the net asset value of the fund may fluctuate, the net investment factor may be greater or less than one, and the annuity unit value may increase or decrease. You bear this investment risk in a subaccount.

THE FIXED ACCOUNT

We guarantee your fixed annuity payout amounts. Once calculated, your payout will remain the same and never change. To calculate your annuity payouts we:

- take the value of your fixed account at the retirement/settlement date or the date you selected to begin receiving your annuity payouts; then

- using an annuity table, we apply the value according to the annuity payout plan you select.

The annuity payout table we use will be the one in effect at the time you choose to begin your annuity payouts. The values in the table will be equal to or greater than the table in your contract.

--------------------------------------------------------------------------------
3 - IDS LIFE VARIABLE ACCOUNT 10

RATING AGENCIES

We receive ratings from independent rating agencies. These agencies evaluate the financial soundness and claims-paying ability of insurance companies based on a number of different factors. The ratings reflect each agency's estimation of our ability to meet our contractual obligations such as making annuity payouts and paying death benefits and other distributions. As such, the ratings relate to our fixed account and not to the subaccounts. This information generally does not relate to the management or performance of the subaccounts.


For detailed information on the agency ratings given to IDS Life, see "Debt & Ratings Information" under "Investors Relations" on our website at ameriprise.com or contact your sales representative. Or view our current ratings by visiting the agency websites directly at:


A.M. Best www.ambest.com

Fitch www.fitchratings.com

Moody's www.moodys.com/insurance


Standard & Poor's www.standardandpoors.com


A.M. Best -- Rates insurance companies for their financial strength.

Fitch -- Rates insurance companies for their claims-paying ability.

Moody's -- Rates insurance companies for their financial strength.


Standard & Poor's -- Rates insurance companies for their financial strength.

REVENUES RECEIVED DURING CALENDAR YEAR 2005:

The following table shows the unaffiliated funds ranked according to highest to lowest total dollar amounts the funds and their affiliates paid to us and/or our affiliates in 2005. Some of these funds may not be available under your contract or policy. Please see your contract or policy prospectus regarding the investment options available to you.



Fidelity(R) Variable Insurance Products                                      $  8,854,855.66
Franklin(R) Templeton(R) Variable Insurance Products Trust                      6,823,584.36
Liberty Variable Investment Trust / Wanger Advisors Trust                       6,167,159.08
American Century(R) Variable Portfolios, Inc.                                   5,916,210.77
Goldman Sachs Variable Insurance Trust                                          5,908,269.00
AIM Variable Insurance Funds                                                    4,657,038.45
AllianceBernstein Variable Products Series Fund, Inc.                           4,105,185.33
Putnam Variable Trust                                                           2,894,721.89
MFS(R) Variable Insurance Trust(SM)                                             2,814,229.09
Credit Suisse Trust                                                             1,948,062.06
Wells Fargo Advantage Variable Trust Funds                                      1,785,045.10
Janus Aspen Series                                                                973,913.25
Evergreen Variable Annuity Trust                                                  950,086.78
Oppenheimer Variable Account Funds                                                940,501.39
Third Avenue Variable Series Trust                                                930,151.06
Royce Capital Fund                                                                909,404.51
Lazard Retirement Series, Inc.                                                    866,279.90
Van Kampen Life Investment Trust / The Universal Institutional Funds, Inc.        766,423.33
Pioneer Variable Contracts Trust                                                  367,921.93
Calvert Variable Series, Inc.                                                     166,558.14
Dreyfus Investment Portfolios / Dreyfus Variable Investment Fund                   40,580.81
STI Classic Variable Trust                                                         25,316.37
Premier VIT                                                                        20,167.99
Baron Capital Funds Trust                                                           7,180.35
J.P. Morgan Series Trust II                                                         4,344.49



If the revenue received from affiliated funds were included in the table above, payment to us or our affiliates by the RiverSource Variable Portfolio Funds or their affiliates would be at the top of the list.


--------------------------------------------------------------------------------
4 - IDS LIFE VARIABLE ACCOUNT 10

PRINCIPAL UNDERWRITER


IDS Life serves as principal underwriter for the contract, which it offers on a continuous basis. IDS Life is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. (NASD). Our sales representatives are licensed insurance and annuity agents and are registered with the NASD as our representatives. IDS Life is ultimately controlled by Ameriprise Financial. IDS Life currently pays underwriting commissions for its role as principal underwriter. For the past three years, the aggregate dollar amount of underwriting commissions paid in its role as principal underwriter has been: 2005: $96,912,450; 2004: $57,026,951 and 2003: $39,181,124. IDS Life
retains no underwriting commission from the sale of the contract.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Ernst & Young LLP, independent registered public accounting firm, have audited the consolidated financial statements of IDS Life Insurance Company at Dec. 31, 2005 and 2004, and for each of the three years in the period ended Dec. 31, 2005, and the individual financial statements of the segregated asset subaccounts of the IDS Life Variable Account 10 (which includes RiverSource Retirement Advisor Variable Annuity, RiverSource Retirement Advisor Variable Annuity - Band 3, RiverSource Retirement Advisor Advantage Variable Annuity, RiverSource Retirement Advisor Select Variable Annuity, RiverSource Retirement Advisor Advantage Variable Annuity - Band 3, RiverSource Retirement Advisor Advantage Plus Variable Annuity, RiverSource Retirement Advisor Select Plus Variable Annuity and IDS Life Flexible Portfolio Annuity) at Dec. 31, 2005, and for each of the periods indicated therein, as set forth in their reports. We've included our financial statements in the SAI in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.


--------------------------------------------------------------------------------
5 - IDS LIFE VARIABLE ACCOUNT 10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS
IDS LIFE INSURANCE COMPANY

We have audited the accompanying individual statements of assets and liabilities of the 88 segregated asset subaccounts of IDS Life Variable Account 10, referred to in Note 1, as of December 31, 2005, and the related statements of operations and changes in net assets for the periods indicated therein. These financial statements are the responsibility of the management of IDS Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of IDS Life Variable Account 10's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of IDS Life Variable Account 10's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the affiliated and unaffiliated mutual fund managers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual financial position of the 88 segregated asset subaccounts of IDS Life Variable Account 10, referred to in Note 1, at December 31, 2005, and the individual results of their operations and the changes in their net assets for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                  /s/ Ernst & Young LLP


Minneapolis, Minnesota
March 31, 2006

--------------------------------------------------------------------------------
6 - IDS LIFE VARIABLE ACCOUNT 10

STATEMENTS OF ASSETS AND LIABILITIES

                                                                               SEGREGATED ASSET SUBACCOUNTS
                                                       -----------------------------------------------------------------------------
                                                         AIM VI CAP      AIM VI CAP      AIM VI CAP     AIM VI CAP      AIM VI CORE
DECEMBER 31, 2005                                       APPR, SER I     APPR, SER II     DEV, SER I     DEV, SER II      EQ, SER I
ASSETS
Investments, at value(1),(2)                           $  78,569,765   $ 254,206,485   $  53,703,860   $  54,381,137   $ 484,950,122
Dividends receivable                                              --              --              --              --              --
Accounts receivable from IDS Life
  for contract purchase payments                               4,894         408,237           3,584          53,802              --
Receivable for share redemptions                               5,834           3,024          10,101          41,925         429,446
                                                       -----------------------------------------------------------------------------
Total assets                                              78,580,493     254,617,746      53,717,545      54,476,864     485,379,568
                                                       =============================================================================
LIABILITIES
Payable to IDS Life for:
  Mortality and expense risk fee                              55,613         180,545          38,380          38,738         511,326
  Contract terminations                                        5,834           3,024          10,101          41,925         429,446
Payable for investments purchased                              4,894         408,237           3,584          53,802              --
                                                       -----------------------------------------------------------------------------
Total liabilities                                             66,341         591,806          52,065         134,465         940,772
                                                       -----------------------------------------------------------------------------
Net assets applicable
  to contracts in accumulation period                     78,341,930     253,983,081      53,618,699      54,316,165     482,243,069
Net assets applicable
  to contracts in payment period                             172,222          42,859          46,781          26,234       2,195,727
Net assets applicable to seed money                               --              --              --              --              --
Net assets applicable to affiliates                               --              --              --              --              --
                                                       -----------------------------------------------------------------------------
Total net assets                                       $  78,514,152   $ 254,025,940   $  53,665,480   $  54,342,399   $ 484,438,796
                                                       =============================================================================
(1) Investment shares                                      3,183,540      10,405,505       3,337,717       3,415,901      20,680,176
(2) Investments, at cost                               $ 100,035,799   $ 227,020,811   $  42,461,503   $  42,602,762   $ 439,855,047
                                                       -----------------------------------------------------------------------------


                                                                               SEGREGATED ASSET SUBACCOUNTS
                                                       -----------------------------------------------------------------------------
                                                           AIM VI       AIM VI FIN      AIM VI INTL        AIM VI      AB VPS GLOBAL
DECEMBER 31, 2005 (CONTINUED)                            DYN, SER I     SERV, SER I     GRO, SER II     TECH, SER I     TECH, CL B
ASSETS
Investments, at value(1),(2)                           $  16,422,209   $  23,124,604   $     269,605   $  40,289,073   $   3,650,122
Dividends receivable                                              --              --              --              --              --
Accounts receivable from IDS Life
  for contract purchase payments                                  --          13,724          20,821          20,560          55,022
Receivable for share redemptions                              23,278          14,988              --           1,529           4,478
                                                       -----------------------------------------------------------------------------
Total assets                                              16,445,487      23,153,316         290,426      40,311,162       3,709,622
                                                       =============================================================================
LIABILITIES
Payable to IDS Life for:
  Mortality and expense risk fee                              11,750          16,351             129          28,542           1,763
  Contract terminations                                       23,278          14,988              --           1,529           4,478
Payable for investments purchased                                 --          13,724          20,821          20,560          55,022
                                                       -----------------------------------------------------------------------------
Total liabilities                                             35,028          45,063          20,950          50,631          61,263
                                                       -----------------------------------------------------------------------------
Net assets applicable
  to contracts in accumulation period                     16,397,540      23,101,245         269,233      40,260,531       3,648,359
Net assets applicable
  to contracts in payment period                              12,919           7,008              --              --              --
Net assets applicable to seed money                               --              --             243              --              --
Net assets applicable to affiliates                               --              --              --              --              --
                                                       -----------------------------------------------------------------------------
Total net assets                                       $  16,410,459   $  23,108,253   $     269,476   $  40,260,531   $   3,648,359
                                                       =============================================================================
(1) Investment shares                                      1,111,862       1,514,381          11,722       3,174,868         233,533
(2) Investments, at cost                               $  11,988,577   $  19,238,898   $     261,094   $  36,792,560   $   3,683,208
                                                       -----------------------------------------------------------------------------


See accompanying notes to financial statements.

--------------------------------------------------------------------------------
7 - IDS LIFE VARIABLE ACCOUNT 10

STATEMENTS OF ASSETS AND LIABILITIES


                                                                               SEGREGATED ASSET SUBACCOUNTS
                                                       -----------------------------------------------------------------------------
                                                           AB VPS          AB VPS          AC VP           AC VP           AC VP
                                                         GRO & INC,       INTL VAL,         INTL,          INTL,           ULTRA,
DECEMBER 31, 2005 (CONTINUED)                              CL B             CL B            CL I           CL II           CL II
ASSETS
Investments, at value(1),(2)                           $ 313,022,361   $ 551,574,740   $  61,102,945   $  97,334,242   $  19,249,841
Dividends receivable                                              --              --              --              --              --
Accounts receivable from IDS Life
  for contract purchase payments                             163,461         753,254              --          23,268         356,784
Receivable for share redemptions                              41,053           5,032          45,372         150,355              --
                                                       -----------------------------------------------------------------------------
Total assets                                             313,226,875     552,333,026      61,148,317      97,507,865      19,606,625
                                                       =============================================================================
LIABILITIES
Payable to IDS Life for:
  Mortality and expense risk fee                             222,974         388,487          43,300          69,439           9,513
  Contract terminations                                       41,053           5,032          45,372         150,355              --
Payable for investments purchased                            163,461         753,254              --          23,268         356,784
                                                       -----------------------------------------------------------------------------
Total liabilities                                            427,488       1,146,773          88,672         243,062         366,297
                                                       -----------------------------------------------------------------------------
Net assets applicable
  to contracts in accumulation period                    312,552,046     550,859,162      60,926,447      97,114,947      19,240,328
Net assets applicable
  to contracts in payment period                             247,341         327,091         133,198         149,856              --
Net assets applicable to seed money                               --              --              --              --              --
Net assets applicable to affiliates                               --              --              --              --              --
                                                       -----------------------------------------------------------------------------
Total net assets                                       $ 312,799,387   $ 551,186,253   $  61,059,645   $  97,264,803   $  19,240,328
                                                       =============================================================================
(1) Investment shares                                     12,698,676      29,152,999       7,424,416      11,841,149       1,863,489
(2) Investments, at cost                               $ 263,815,219   $ 436,261,617   $  64,511,190   $  75,942,862   $  19,520,776
                                                       -----------------------------------------------------------------------------


                                                                               SEGREGATED ASSET SUBACCOUNTS
                                                       -----------------------------------------------------------------------------
                                                           AC VP           AC VP         CALVERT VS    COL HI YIELD,     CS MID-CAP
DECEMBER 31, 2005 (CONTINUED)                            VAL, CL I      VAL, CL II       SOCIAL BAL       VS CL B           GRO
ASSETS
Investments, at value(1),(2)                           $ 722,847,058   $ 379,098,889   $  50,889,731   $ 102,719,589   $  31,903,430
Dividends receivable                                              --              --              --              --              --
Accounts receivable from IDS Life
  for contract purchase payments                              11,307         196,636          37,577         147,644              --
Receivable for share redemptions                             315,040           6,133           1,288           4,050           8,630
                                                       -----------------------------------------------------------------------------
Total assets                                             723,173,405     379,301,658      50,928,596     102,871,283      31,912,060
                                                       =============================================================================
LIABILITIES
Payable to IDS Life for:
  Mortality and expense risk fee                             699,138         272,745          36,487          72,757          22,785
  Contract terminations                                      315,040           6,133           1,288           4,050           8,630
Payable for investments purchased                             11,307         196,636          37,577         147,644              --
                                                       -----------------------------------------------------------------------------
Total liabilities                                          1,025,485         475,514          75,352         224,451          31,415
                                                       -----------------------------------------------------------------------------
Net assets applicable
  to contracts in accumulation period                    719,846,767     378,230,310      50,804,011     102,646,832      31,859,279
Net assets applicable
  to contracts in payment period                           2,301,153         595,834          49,233              --          21,366
Net assets applicable to seed money                               --              --              --              --              --
Net assets applicable to affiliates                               --              --              --              --              --
                                                       -----------------------------------------------------------------------------
Total net assets                                       $ 722,147,920   $ 378,826,144   $  50,853,244   $ 102,646,832   $  31,880,645
                                                       =============================================================================
(1) Investment shares                                     88,152,080      46,288,021      26,191,318      10,492,297       2,418,759
(2) Investments, at cost                               $ 606,804,491   $ 343,805,058   $  46,555,739   $ 100,533,649   $  31,831,987
                                                       -----------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
8 - IDS LIFE VARIABLE ACCOUNT 10

STATEMENTS OF ASSETS AND LIABILITIES

                                                                               SEGREGATED ASSET SUBACCOUNTS
                                                       -----------------------------------------------------------------------------
                                                                           EG VA          EG VA           FID VIP         FID VIP
                                                         CS SM CAP      FUNDAMENTAL      INTL EQ,        GRO & INC,      GRO & INC,
DECEMBER 31, 2005 (CONTINUED)                               GRO         LG CAP, CL 2       CL 2           SERV CL        SERV CL 2
ASSETS
Investments, at value(1),(2)                           $ 306,282,984   $  30,666,607   $  44,111,472   $ 221,653,784   $ 404,900,562
Dividends receivable                                              --              --              --              --              --
Accounts receivable from IDS Life
  for contract purchase payments                                  --          12,019          26,287              88         139,574
Receivable for share redemptions                             288,142          11,109           3,015         106,004          57,947
                                                       -----------------------------------------------------------------------------
Total assets                                             306,571,126      30,689,735      44,140,774     221,759,876     405,098,083
                                                       =============================================================================
LIABILITIES
Payable to IDS Life for:
  Mortality and expense risk fee                             324,211          21,569          31,667         157,938         290,106
  Contract terminations                                      288,142          11,109           3,015         106,004          57,947
Payable for investments purchased                                 --          12,019          26,287              88         139,574
                                                       -----------------------------------------------------------------------------
Total liabilities                                            612,353          44,697          60,969         264,030         487,627
                                                       -----------------------------------------------------------------------------
Net assets applicable
  to contracts in accumulation period                    305,181,342      30,596,682      44,062,000     221,044,243     403,883,059
Net assets applicable
  to contracts in payment period                             777,431          48,356          17,805         451,603         727,397
Net assets applicable to seed money                               --              --              --              --              --
Net assets applicable to affiliates                               --              --              --              --              --
                                                       -----------------------------------------------------------------------------
Total net assets                                       $ 305,958,773   $  30,645,038   $  44,079,805   $ 221,495,846   $ 404,610,456
                                                       =============================================================================
(1) Investment shares                                     20,569,710       1,719,944       3,093,371      15,119,631      27,866,522
(2) Investments, at cost                               $ 327,392,152   $  26,827,229   $  39,044,647   $ 214,883,164   $ 344,339,698
                                                       -----------------------------------------------------------------------------

                                                                               SEGREGATED ASSET SUBACCOUNTS
                                                       -----------------------------------------------------------------------------
                                                          FID VIP         FID VIP          FID VIP        FID VIP      FTVIPT FRANK
                                                          MID CAP,        MID CAP,        OVERSEAS,      OVERSEAS,        REAL EST,
DECEMBER 31, 2005 (CONTINUED)                              SERV CL       SERV CL 2         SERV CL       SERV CL 2          CL 2
ASSETS
Investments, at value(1),(2)                           $ 405,721,294   $ 909,164,191   $  94,048,505   $ 193,734,776   $ 690,493,488
Dividends receivable                                              --              --              --              --              --
Accounts receivable from IDS Life
  for contract purchase payments                             103,929         422,697           9,813              --         185,508
Receivable for share redemptions                              18,818           1,785          56,698         132,741              --
                                                       -----------------------------------------------------------------------------
Total assets                                             405,844,041     909,588,673      94,115,016     193,867,517     690,678,996
                                                       =============================================================================
LIABILITIES
Payable to IDS Life for:
    Mortality and expense risk fee                           287,266         645,087          66,387         138,963         489,223
    Contract terminations                                     18,818           1,785          56,698         132,741              --
Payable for investments purchased                            103,929         422,697           9,813              --         185,508
                                                       -----------------------------------------------------------------------------
Total liabilities                                            410,013       1,069,569         132,898         271,704         674,731
                                                       -----------------------------------------------------------------------------
Net assets applicable
  to contracts in accumulation period                    404,523,210     907,954,806      93,685,575     193,274,220     689,136,307
Net assets applicable
  to contracts in payment period                             910,818         564,298         296,543         321,593         867,958
Net assets applicable to seed money                               --              --              --              --              --
Net assets applicable to affiliates                               --              --              --              --              --
                                                       -----------------------------------------------------------------------------
Total net assets                                       $ 405,434,028   $ 908,519,104   $  93,982,118   $ 193,595,813   $ 690,004,265
                                                       =============================================================================
(1) Investment shares                                     11,608,621      26,223,369       4,583,260       9,478,218      21,524,111
(2) Investments, at cost                               $ 225,632,489   $ 642,467,642   $  81,222,636   $ 140,192,862   $ 488,065,865
                                                       -----------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
9 - IDS LIFE VARIABLE ACCOUNT 10

STATEMENTS OF ASSETS AND LIABILITIES


                                                                                SEGREGATED ASSET SUBACCOUNTS
                                                       -----------------------------------------------------------------------------
                                                       FTVIPT FRANK    FTVIPT MUTUAL    FTVIPT TEMP     FTVIPT TEMP       GS VIT
                                                          SM CAP          SHARES         DEV MKTS        FOR SEC,       STRUCTD SM
DECEMBER 31, 2005 (CONTINUED)                            VAL, CL 2       SEC, CL 2       SEC, CL 1         CL 2           CAP EQ
ASSETS
Investments, at value(1),(2)                           $ 317,118,920   $ 196,249,504   $ 281,922,331   $  51,531,670   $  41,120,237
Dividends receivable                                              --              --              --              --              --
Accounts receivable from IDS Life for contract
  purchase payments                                          157,435          43,227           6,224              --              --
Receivable for share redemptions                               4,112          34,859              --          96,985           1,337
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                             317,280,467     196,327,590     281,928,555      51,628,655      41,121,574
====================================================================================================================================
LIABILITIES
Payable to IDS Life for:
    Mortality and expense risk fee                           226,063         142,076         293,334          36,273          29,606
    Contract terminations                                      4,112          34,859              --          96,985           1,337
Payable for investments purchased                            157,435          43,227           6,224              --              --
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                            387,610         220,162         299,558         133,258          30,943
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation
  period                                                 316,681,119     195,691,267     280,939,714      51,383,126      41,065,541
Net assets applicable to contracts in payment period         211,738         416,161         689,283         112,271          25,090
Net assets applicable to seed money                               --              --              --              --              --
Net assets applicable to affiliates                               --              --              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Total net assets                                       $ 316,892,857   $ 196,107,428   $ 281,628,997   $  51,495,397   $  41,090,631
====================================================================================================================================
(1) Investment shares                                     18,887,369      10,800,743      25,652,623       3,299,083       2,951,919
(2) Investments, at cost                               $ 233,512,799   $ 162,639,774   $ 196,037,086   $  40,502,892   $  33,182,022
------------------------------------------------------------------------------------------------------------------------------------



                                                                                SEGREGATED ASSET SUBACCOUNTS
                                                       -----------------------------------------------------------------------------
                                                          GS VIT          GS VIT        JANUS ASPEN     JANUS ASPEN     JANUS ASPEN
                                                          STRUCTD         MID CAP      GLOBAL TECH,      INTL GRO,     MID CAP GRO,
DECEMBER 31, 2005 (CONTINUED)                             U.S. EQ           VAL            SERV            SERV            SERV
ASSETS
Investments, at value(1),(2)                           $ 492,985,307   $ 766,033,632   $  23,495,362   $ 125,668,157   $  31,725,381
Dividends receivable                                              --              --              --              --              --
Accounts receivable from IDS Life for contract
  purchase payments                                          141,854       1,059,348             188          22,496           6,355
Receivable for share redemptions                                  19              --          20,742          68,524          26,705
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                             493,127,180     767,092,980      23,516,292     125,759,177      31,758,441
====================================================================================================================================
LIABILITIES
Payable to IDS Life for:
    Mortality and expense risk fee                           348,853         539,349          16,691          88,673          22,242
    Contract terminations                                         19              --          20,742          68,524          15,003
Payable for investments purchased                            141,854       1,059,348             188          22,496           6,355
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                            490,726       1,598,697          37,621         179,693          43,600
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation
  period                                                 492,112,397     764,860,030      23,404,931     125,428,299      31,702,729
Net assets applicable to contracts in payment period         524,057         634,253          73,740         151,185          12,112
Net assets applicable to seed money                               --              --              --              --              --
Net assets applicable to affiliates                               --              --              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Total net assets                                       $ 492,636,454   $ 765,494,283   $  23,478,671   $ 125,579,484   $  31,714,841
====================================================================================================================================
(1) Investment shares                                     37,546,482      49,326,055       5,933,172       3,573,163       1,116,698
(2) Investments, at cost                               $ 452,380,090   $ 681,499,216   $  35,222,318   $  96,816,148   $  40,712,168
------------------------------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.

--------------------------------------------------------------------------------
10 - IDS LIFE VARIABLE ACCOUNT 10

STATEMENTS OF ASSETS AND LIABILITIES

                                                                               SEGREGATED ASSET SUBACCOUNTS
                                                       -----------------------------------------------------------------------------
                                                          LAZARD          MFS INV           MFS             MFS             MFS
                                                          RETIRE        GRO STOCK,       NEW DIS,      TOTAL RETURN,    UTILITIES,
DECEMBER 31, 2005 (CONTINUED)                             INTL EQ         SERV CL         SERV CL         SERV CL         SERV CL
ASSETS
Investments, at value(1),(2)                           $ 198,643,723   $ 147,075,456   $ 110,000,006   $  82,955,890   $ 145,721,269
Dividends receivable                                              --              --              --              --              --
Accounts receivable from IDS Life for contract
  purchase payments                                           11,846          53,976          12,293         106,580         225,826
Receivable for share redemptions                              27,693           5,491         113,042              --              --
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                             198,683,262     147,134,923     110,125,341      83,062,470     145,947,095
====================================================================================================================================
LIABILITIES
Payable to IDS Life for:
    Mortality and expense risk fee                           141,492         104,180          79,685          60,551         101,909
    Contract terminations                                     27,693           5,491         113,042              --              --
Payable for investments purchased                             11,846          53,976          12,293         106,580         225,826
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                            181,031         163,647         205,020         167,131         327,735
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation
  period                                                 198,074,115     146,716,687     109,847,351      82,732,439     145,401,271
Net assets applicable to contracts in payment period         428,116         254,589          72,970         162,900         218,089
Net assets applicable to seed money                               --              --              --              --              --
Net assets applicable to affiliates                               --              --              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Total net assets                                       $ 198,502,231   $ 146,971,276   $ 109,920,321   $  82,895,339   $ 145,619,360
====================================================================================================================================
(1) Investment shares                                     15,482,753      15,131,220       7,119,742       4,046,629       6,185,113
(2) Investments, at cost                               $ 157,800,616   $ 149,198,856   $  99,910,992   $  82,005,578   $ 114,696,109
------------------------------------------------------------------------------------------------------------------------------------

                                                                               SEGREGATED ASSET SUBACCOUNTS
                                                       -----------------------------------------------------------------------------
                                                           OPPEN        OPPEN MAIN         OPPEN        PIONEER EQ        PIONEER
                                                        GLOBAL SEC       ST SM CAP     STRATEGIC BOND    INC VCT,       EUROPE VCT,
DECEMBER 31, 2005 (CONTINUED)                            VA, SERV        VA, SERV        VA, SERV          CL II           CL II
ASSETS
Investments, at value(1),(2)                           $  94,654,044   $  52,519,571   $ 333,121,755   $  64,075,396   $   7,012,348
Dividends receivable                                              --              --              --              --              --
Accounts receivable from IDS Life for contract
  purchase payments                                          220,074          76,519       1,742,976           7,097           5,148
Receivable for share redemptions                                  94             113              --          49,624              89
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                              94,874,212      52,596,203     334,864,731      64,132,117       7,017,585
====================================================================================================================================
LIABILITIES
Payable to IDS Life for:
    Mortality and expense risk fee                            67,103          37,771         225,561          46,485           5,036
    Contract terminations                                         94             113              --          49,624              89
Payable for investments purchased                            220,074          76,519       1,742,976           7,097           5,148
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                            287,271         114,403       1,968,537         103,206          10,273
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation
  period                                                  94,494,807      52,459,558     332,685,332      63,859,171       7,007,252
Net assets applicable to contracts in payment period          92,134          22,242         210,862         169,740              --
Net assets applicable to seed money                               --              --              --              --              60
Net assets applicable to affiliates                               --              --              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Total net assets                                       $  94,586,941   $  52,481,800   $ 332,896,194   $  64,028,911   $   7,007,312
====================================================================================================================================
(1) Investment shares                                      2,854,465       3,078,521      64,185,309       2,998,381         626,102
(2) Investments, at cost                               $  81,533,621   $  46,773,856   $ 329,241,527   $  52,506,324   $   5,359,266
------------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
11 - IDS LIFE VARIABLE ACCOUNT 10

STATEMENTS OF ASSETS AND LIABILITIES

                                                                                SEGREGATED ASSET SUBACCOUNTS
                                                       -----------------------------------------------------------------------------
                                                       PUT VT HEALTH      PUT VT        PUT VT INTL       PUT VT          PUT VT
                                                         SCIENCES,       INTL EQ,        NEW OPP,        NEW OPP,         VISTA,
DECEMBER 31, 2005 (CONTINUED)                              CL IB           CL IB           CL IB           CL IA           CL IB
ASSETS
Investments, at value(1),(2)                           $  53,300,648   $  89,157,908   $  88,204,080   $ 286,797,011   $  95,797,184
Dividends receivable                                              --              --              --              --              --
Accounts receivable from IDS Life for contract
  purchase payments                                          223,710          11,767              --              --          49,336
Receivable for share redemptions                                  --          75,340          13,557          22,242          88,110
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                              53,524,358      89,245,015      88,217,637     286,819,253      95,934,630
====================================================================================================================================
LIABILITIES
Payable to IDS Life for:
    Mortality and expense risk fee                            36,548          63,601          62,343         301,492          68,162
    Contract terminations                                         --          75,340          13,557          22,242          88,110
Payable for investments purchased                            223,710          11,767              --              --          49,336
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                            260,258         150,708          75,900         323,734         205,608
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation
  period                                                  53,210,683      89,063,485      88,068,782     285,485,202      95,436,676
Net assets applicable to contracts in payment period          53,417          30,822          72,955       1,010,317         292,346
Net assets applicable to seed money                               --              --              --              --              --
Net assets applicable to affiliates                               --              --              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Total net assets                                       $  53,264,100   $  89,094,307   $  88,141,737   $ 286,495,519   $  95,729,022
====================================================================================================================================
(1) Investment shares                                      4,016,628       5,483,266       6,016,649      15,304,003       6,872,108
(2) Investments, at cost                               $  44,587,791   $  62,469,892   $ 103,120,519   $ 349,682,693   $ 123,318,189
------------------------------------------------------------------------------------------------------------------------------------

                                                                                SEGREGATED ASSET SUBACCOUNTS
                                                       -----------------------------------------------------------------------------
                                                          RVS VP         RVS VP         RVS VP           RVS VP          RVS VP
DECEMBER 31, 2005 (CONTINUED)                               BAL         CASH MGMT      CORE BOND        DIV BOND       DIV EQ INC
ASSETS
Investments, at value(1),(2)                           $ 501,456,522  $ 476,447,834  $  58,164,084  $ 1,091,016,741  $ 1,175,339,794
Dividends receivable                                              --      1,389,932        188,647        3,525,906               --
Accounts receivable from IDS Life for contract
  purchase payments                                          115,399        320,128         59,048        1,503,748        1,175,608
Receivable for share redemptions                                  --             --             --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                             501,571,921    478,157,894     58,411,779    1,096,046,395    1,176,515,402
====================================================================================================================================
LIABILITIES
Payable to IDS Life for:
    Mortality and expense risk fee                           453,539        351,869         37,715          842,271          808,553
    Contract terminations                                     82,379        447,618             --          271,073               --
Payable for investments purchased                                 --             --             --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                            535,918        799,487         37,715        1,113,344          808,553
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation
  period                                                 495,700,619    477,070,101     41,409,952    1,090,553,830    1,173,364,247
Net assets applicable to contracts in payment period       5,335,384        288,306         12,621        4,379,221        2,342,602
Net assets applicable to seed money                               --             --     16,951,491               --               --
Net assets applicable to affiliates                               --             --             --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total net assets                                       $ 501,036,003  $ 477,358,407  $  58,374,064  $ 1,094,933,051  $ 1,175,706,849
====================================================================================================================================
(1) Investment shares                                     33,841,194    476,618,117      5,902,013      104,146,467       84,384,079
(2) Investments, at cost                               $ 558,214,900  $ 476,460,793  $  58,824,275  $ 1,103,916,013  $   989,826,330
------------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12 - IDS LIFE VARIABLE ACCOUNT 10

STATEMENTS OF ASSETS AND LIABILITIES

                                                                              SEGREGATED ASSET SUBACCOUNTS
                                                   ---------------------------------------------------------------------------------
                                                                      RVS VP            RVS VP                            RVS VP
                                                      RVS VP          GLOBAL       GLOBAL INFLATION       RVS VP         HI YIELD
DECEMBER 31, 2005 (CONTINUED)                        EMER MKTS         BOND            PROT SEC             GRO            BOND
ASSETS
Investments, at value(1),(2)                       $ 212,830,701   $ 453,357,528   $     185,367,959   $ 397,707,535   $ 915,970,927
Dividends receivable                                          --         808,742             183,367              --       3,766,694
Accounts receivable from IDS Life for contract
  purchase payments                                      419,469         603,795             665,089         996,359         243,772
Receivable for share redemptions                              --              --                  --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                         213,250,170     454,770,065         186,216,415     398,703,894     919,981,393
====================================================================================================================================
LIABILITIES
Payable to IDS Life for:
    Mortality and expense risk fee                       144,006         351,363             126,466         267,408         729,109
    Contract terminations                                 29,780          72,849                  --              --         131,405
Payable for investments purchased                             --              --                  --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                        173,786         424,212             126,466         267,408         860,514
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
  accumulation period                                213,060,047     453,866,444         186,085,049     397,597,579     916,484,828
Net assets applicable to contracts in payment
  period                                                  16,337         479,409               4,900         838,907       2,636,051
Net assets applicable to seed money                           --              --                  --              --              --
Net assets applicable to affiliates                           --              --                  --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Total net assets                                   $ 213,076,384   $ 454,345,853   $     186,089,949   $ 398,436,486   $ 919,120,879
====================================================================================================================================
(1) Investment shares                                 14,484,571      42,953,589          18,726,571      58,394,826     137,540,753
(2) Investments, at cost                           $ 172,391,596   $ 456,052,928   $     188,253,717   $ 452,543,921   $ 957,568,031
------------------------------------------------------------------------------------------------------------------------------------

                                                                              SEGREGATED ASSET SUBACCOUNTS
                                                   ---------------------------------------------------------------------------------
                                                          RVS VP          RVS VP          RVS VP          RVS VP          RVS VP
DECEMBER 31, 2005 (CONTINUED)                             INC OPP        INTL OPP        LG CAP EQ      LG CAP VAL      MID CAP GRO
ASSETS
Investments, at value(1),(2)                           $  62,680,229   $ 370,846,907   $ 570,831,063   $  16,474,992   $ 107,788,834
Dividends receivable                                         309,970              --              --              --              --
Accounts receivable from IDS Life for contract
  purchase payments                                          209,080         135,684         235,773             820          29,518
Receivable for share redemptions                                  --              --              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                              63,199,279     370,982,591     571,066,836      16,475,812     107,818,352
====================================================================================================================================
LIABILITIES
Payable to IDS Life for:
    Mortality and expense risk fee                            42,425         335,254         457,040          10,649          75,400
    Contract terminations                                         --           2,700          69,601           2,895          20,553
Payable for investments purchased                                 --              --              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                             42,425         337,954         526,641          13,544          95,953
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation
  period                                                  63,103,500     369,342,080     568,210,322      13,019,393     107,593,022
Net assets applicable to contracts in payment period          53,354       1,302,557       2,329,873          16,941         129,377
Net assets applicable to seed money                               --              --              --       3,425,934              --
Net assets applicable to affiliates                               --              --              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Total net assets                                       $  63,156,854   $ 370,644,637   $ 570,540,195   $  16,462,268   $ 107,722,399
====================================================================================================================================
(1) Investment shares                                      6,151,962      34,261,571      25,966,189       1,508,109       8,806,244
(2) Investments, at cost                               $  63,230,155   $ 376,155,754   $ 598,429,660   $  15,716,676   $  87,325,295
------------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13 - IDS LIFE VARIABLE ACCOUNT 10

STATEMENTS OF ASSETS AND LIABILITIES

                                                                               SEGREGATED ASSET SUBACCOUNTS
                                                     -------------------------------------------------------------------------------
                                                        RVS VP           RVS VP           RVS VP          RVS VP         RVS VP
DECEMBER 31, 2005 (CONTINUED)                         MID CAP VAL        NEW DIM          S&P 500       SELECT VAL    SHORT DURATION
ASSETS
Investments, at value(1),(2)                         $  17,386,938   $ 1,068,580,984   $ 272,062,557   $  24,556,406  $  360,674,668
Dividends receivable                                            --                --              --              --         973,608
Accounts receivable from IDS Life for contract
  purchase payments                                        130,451             2,943         144,984          36,799          77,710
Receivable for share redemptions                                --                --              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                            17,517,389     1,068,583,927     272,207,541      24,593,205     361,725,986
====================================================================================================================================
LIABILITIES
Payable to IDS Life for:
    Mortality and expense risk fee                          10,267           941,422         193,691          16,443         257,029
    Contract terminations                                       --         1,259,912              --              46          52,034
Payable for investments purchased                               --                --              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                           10,267         2,201,334         193,691          16,489         309,063
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation
  period                                                15,115,912     1,058,747,432     271,147,618      21,186,854     360,467,089
Net assets applicable to contracts in payment
  period                                                        --         7,635,161         866,232          14,503         949,834
Net assets applicable to seed money                             --                --              --       3,375,359              --
Net assets applicable to affiliates                      2,391,210                --              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Total net assets                                     $  17,507,122   $ 1,066,382,593   $ 272,013,850   $  24,576,716  $  361,416,923
====================================================================================================================================
(1) Investment shares                                    1,460,878        67,706,702      32,084,838       2,222,295      35,590,488
(2) Investments, at cost                             $  16,390,515   $ 1,136,316,378   $ 242,145,210   $  23,674,450  $  370,316,917
------------------------------------------------------------------------------------------------------------------------------------


                                                                               SEGREGATED ASSET SUBACCOUNTS
                                                     -------------------------------------------------------------------------------
                                                                                                                         LM PTNRS
                                                          RVS VP          RVS VP          RVS VP           ROYCE          VAR SM
DECEMBER 31, 2005 (CONTINUED)                           SM CAP ADV      SM CAP VAL     STRATEGY AGGR     MICRO-CAP    CAP GRO, CL II
ASSETS
Investments, at value(1),(2)                           $ 184,032,802   $ 371,057,244   $ 165,899,465   $ 128,796,837  $      110,413
Dividends receivable                                              --              --              --              --              --
Accounts receivable from IDS Life for contract
  purchase payments                                           46,201         140,911              33               4             687
Receivable for share redemptions                                  --              --              --          68,164              --
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                             184,079,003     371,198,155     165,899,498     128,865,005         111,100
====================================================================================================================================
LIABILITIES
Payable to IDS Life for:
    Mortality and expense risk fee                           130,099         257,938         150,827          91,537              68
    Contract terminations                                     21,527          13,049         175,739          68,164              --
Payable for investments purchased                                 --              --              --               4             687
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                            151,626         270,987         326,566         159,705             755
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation
  period                                                 183,577,022     370,449,483     164,624,726     128,555,305         110,113
Net assets applicable to contracts in payment period         350,355         477,685         948,206         149,995              --
Net assets applicable to seed money                               --              --              --              --             232
Net assets applicable to affiliates                               --              --              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Total net assets                                       $ 183,927,377   $ 370,927,168   $ 165,572,932   $ 128,705,300  $      110,345
====================================================================================================================================
(1) Investment shares                                     13,774,661      26,870,338      19,007,329      10,246,367           8,101
(2) Investments, at cost                               $ 164,212,955   $ 329,357,368   $ 288,285,009   $  89,291,714  $      116,203
------------------------------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14 - IDS LIFE VARIABLE ACCOUNT 10

STATEMENTS OF ASSETS AND LIABILITIES


                                                                               SEGREGATED ASSET SUBACCOUNTS
                                                     -------------------------------------------------------------------------------
                                                                          VANK LIT
                                                         THIRD AVE       COMSTOCK,      WANGER INTL     WANGER U.S.      WF ADV VT
DECEMBER 31, 2005 (CONTINUED)                               VAL            CL II          SM CAP           SM CO        ASSET ALLOC
ASSETS
Investments, at value(1),(2)                           $ 186,763,861   $ 456,494,367   $ 539,482,926   $ 828,956,151   $  96,922,491
Dividends receivable                                              --              --              --              --              --
Accounts receivable from IDS Life for contract
  purchase payments                                            4,201         664,449         123,516         631,626          70,787
Receivable for share redemptions                              15,191              --          42,125              --           4,460
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                             186,783,253     457,158,816     539,648,567     829,587,777      96,997,738
====================================================================================================================================
LIABILITIES
Payable to IDS Life for:
    Mortality and expense risk fee                           132,497         319,685         376,093         589,198          69,128
    Contract terminations                                     15,191              --          42,125              --           4,460
Payable for investments purchased                              4,201         664,449         123,516         631,626          70,787
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                            151,889         984,134         541,734       1,220,824         144,375
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation
  period                                                 186,187,762     456,135,289     538,751,837     827,676,810      96,801,891
Net assets applicable to contracts in payment period         443,602          39,393         354,996         690,143          51,472
Net assets applicable to seed money                               --              --              --              --              --
Net assets applicable to affiliates                               --              --              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Total net assets                                       $ 186,631,364   $ 456,174,682   $ 539,106,833   $ 828,366,953   $  96,853,363
====================================================================================================================================
(1) Investment shares                                      6,813,713      33,442,811      17,612,893      23,752,325       7,427,011
(2) Investments, at cost                               $ 113,121,501   $ 436,023,649   $ 414,251,945   $ 601,679,303   $  88,867,468
------------------------------------------------------------------------------------------------------------------------------------



                                                                                               SEGREGATED ASSET SUBACCOUNTS
                                                                                       ---------------------------------------------
                                                                                         WF ADV VT       WF ADV VT       WF ADV VT
DECEMBER 31, 2005 (CONTINUED)                                                            INTL CORE          OPP         SM CAP GRO
ASSETS
Investments, at value(1),(2)                                                           $  18,927,132   $  96,031,181   $  37,497,824
Dividends receivable                                                                              --              --              --
Accounts receivable from IDS Life for contract
  purchase payments                                                                              604         120,821           9,346
Receivable for share redemptions                                                              90,623          92,151             251
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                              19,018,359      96,244,153      37,507,421
====================================================================================================================================
LIABILITIES
Payable to IDS Life for:
    Mortality and expense risk fee                                                            13,712          69,235          26,891
    Contract terminations                                                                     90,623          92,151             251
Payable for investments purchased                                                                604         120,821           9,346
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                            104,939         282,207          36,488
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation
  period                                                                                  18,913,420      95,886,321      37,452,097
Net assets applicable to contracts in payment period                                              --          75,625          18,836
Net assets applicable to seed money                                                               --              --              --
Net assets applicable to affiliates                                                               --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Total net assets                                                                       $  18,913,420   $  95,961,946   $  37,470,933
====================================================================================================================================
(1) Investment shares                                                                      2,185,581       3,964,954       4,496,142
(2) Investments, at cost                                                               $  15,536,496   $  70,626,205   $  28,854,951
------------------------------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15 - IDS LIFE VARIABLE ACCOUNT 10

STATEMENTS OF OPERATIONS

                                                                                SEGREGATED ASSET SUBACCOUNTS
                                                      -----------------------------------------------------------------------------
                                                       AIM VI CAP      AIM VI CAP      AIM VI CAP      AIM VI CAP      AIM VI CORE
YEAR ENDED DECEMBER 31, 2005                           APPR, SER I    APPR, SER II     DEV, SER I      DEV, SER II      EQ, SER I
INVESTMENT INCOME
Dividend income                                       $      48,235   $          --   $          --   $          --    $   7,307,784
Variable account expenses                                   639,292       1,309,161         463,090         413,331       6,634,066
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                            (591,057)     (1,309,161)       (463,090)       (413,331)        673,718
===================================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  -- NET
Realized gain (loss) on sales of investments:
    Proceeds from sales                                   9,846,523       2,312,663       9,971,332       4,195,112     122,273,523
    Cost of investments sold                             13,707,816       2,137,991       8,477,808       3,458,330     113,852,381
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments         (3,861,293)        174,672       1,493,524         736,782       8,421,142
Distributions from capital gains                                 --              --              --              --              --
Net change in unrealized appreciation or
  depreciation of investments                            10,236,668      19,806,751       3,388,947       3,919,007       9,964,559
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                            6,375,375      19,981,423       4,882,471       4,655,789      18,385,701
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                          $   5,784,318   $  18,672,262   $   4,419,381   $   4,242,458   $  19,059,419
===================================================================================================================================


                                                                                SEGREGATED ASSET SUBACCOUNTS
                                                      -----------------------------------------------------------------------------
                                                         AIM VI        AIM VI FIN      AIM VI INTL       AIM VI       AB VPS GLOBAL
PERIOD ENDED DECEMBER 31, 2005 (CONTINUED)             DYN, SER I      SERV, SER I    GRO, SER II(1)   TECH, SER I    TECH, CL B(1)
INVESTMENT INCOME
Dividend income                                       $          --   $     305,569   $         929   $          --   $          --
Variable account expenses                                   140,484         183,938             165         229,549           2,169
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                            (140,484)        121,631             764        (229,549)         (2,169)
===================================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  -- NET
Realized gain (loss) on sales of investments:
    Proceeds from sales                                   3,672,414       4,280,725             265       1,588,894           4,483
    Cost of investments sold                              2,889,980       3,760,468             261       1,510,866           4,530
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments            782,434         520,257               4          78,028             (47)
Distributions from capital gains                                 --              --              --              --              --
Net change in unrealized appreciation or
  depreciation of investments                               863,131         425,979           8,511       1,711,488         (33,086)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                            1,645,565         946,236           8,515       1,789,516         (33,133)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                          $   1,505,081   $   1,067,867   $       9,279   $   1,559,967   $     (35,302)
===================================================================================================================================



                                                                                SEGREGATED ASSET SUBACCOUNTS
                                                      -----------------------------------------------------------------------------
                                                         AB VPS          AB VPS           AC VP           AC VP           AC VP
                                                       GRO & INC,       INTL VAL,         INTL,           INTL,          ULTRA,
PERIOD ENDED DECEMBER 31, 2005 (CONTINUED)                CL B            CL B            CL I            CL II         CL II(1)
INVESTMENT INCOME
Dividend income                                       $   3,516,566   $   1,679,771   $     651,920   $     720,392   $          --
Variable account expenses                                 2,412,097       3,121,804         483,426         686,461          11,765
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                           1,104,469      (1,442,033)        168,494          33,931         (11,765)
===================================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  -- NET
Realized gain (loss) on sales of investments:
    Proceeds from sales                                   5,868,003         333,813       5,815,318       3,161,083              39
    Cost of investments sold                              5,030,686         278,037       6,759,761       2,643,724              39
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments            837,317          55,776        (944,443)        517,359              --
Distributions from capital gains                                 --       5,469,022              --              --              --
Net change in unrealized appreciation or
  depreciation of investments                             9,122,243      60,595,058       7,546,726       9,845,641        (270,935)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                            9,959,560      66,119,856       6,602,283      10,363,000        (270,935)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                          $  11,064,029   $  64,677,823   $   6,770,777   $  10,396,931   $    (282,700)
===================================================================================================================================


See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16 - IDS LIFE VARIABLE ACCOUNT 10

STATEMENTS OF OPERATIONS

                                                                                SEGREGATED ASSET SUBACCOUNTS
                                                      -----------------------------------------------------------------------------
                                                          AC VP           AC VP        CALVERT VS     COL HI YIELD,    CS MID-CAP
YEAR ENDED DECEMBER 31, 2005 (CONTINUED)                VAL, CL I      VAL, CL II      SOCIAL BAL        VS CL B           GRO
INVESTMENT INCOME
Dividend income                                       $   6,303,252   $   2,121,694   $     897,436   $          --   $          --
Variable account expenses                                 8,398,314       2,845,260         403,490         605,831         283,969
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                          (2,095,062)       (723,566)        493,946        (605,831)       (283,969)
===================================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  -- NET
Realized gain (loss) on sales of investments:
    Proceeds from sales                                  61,773,591       4,451,225       3,703,330         403,176       7,453,720
    Cost of investments sold                             53,156,435       4,136,714       3,421,313         399,048       7,843,950
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments          8,617,156         314,511         282,017           4,128        (390,230)
Distributions from capital gains                         72,930,528      29,747,632              --              --              --
Net change in unrealized appreciation or
  depreciation of investments                           (52,126,127)    (14,710,761)      1,467,785       2,043,401       2,562,333
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                           29,421,557      15,351,382       1,749,802       2,047,529       2,172,103
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                          $  27,326,495   $  14,627,816   $   2,243,748   $   1,441,698   $   1,888,134
===================================================================================================================================

                                                                                SEGREGATED ASSET SUBACCOUNTS
                                                      -----------------------------------------------------------------------------
                                                                          EG VA           EG VA          FID VIP         FID VIP
                                                        CS SM CAP      FUNDAMENTAL      INTL EQ,       GRO & INC,      GRO & INC,
YEAR ENDED DECEMBER 31, 2005 (CONTINUED)                   GRO        LG CAP, CL 2        CL 2           SERV CL        SERV CL 2
INVESTMENT INCOME
Dividend income                                       $          --   $     210,548   $     806,580   $   3,367,351   $   4,986,989
Variable account expenses                                 4,424,489         221,516         218,774       1,913,682       3,305,218
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                          (4,424,489)        (10,968)        587,806       1,453,669       1,681,771
===================================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  -- NET
Realized gain (loss) on sales of investments:
    Proceeds from sales                                  97,787,242       2,785,807         436,855      36,967,731      25,282,540
    Cost of investments sold                            104,925,281       2,468,203         404,911      38,358,175      22,838,335
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments         (7,138,039)        317,604          31,944      (1,390,444)      2,444,205
Distributions from capital gains                                 --              --              --              --              --
Net change in unrealized appreciation or
  depreciation of investments                            (4,375,545)      1,650,566       4,104,747      13,701,203      20,910,866
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                          (11,513,584)      1,968,170       4,136,691      12,310,759      23,355,071
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                          $ (15,938,073)  $   1,957,202   $   4,724,497   $  13,764,428   $  25,036,842
===================================================================================================================================

                                                                                SEGREGATED ASSET SUBACCOUNTS
                                                      -----------------------------------------------------------------------------
                                                         FID VIP         FID VIP         FID VIP         FID VIP      FTVIPT FRANK
                                                        MID CAP,        MID CAP,        OVERSEAS,       OVERSEAS,       REAL EST,
YEAR ENDED DECEMBER 31, 2005 (CONTINUED)                 SERV CL        SERV CL 2        SERV CL        SERV CL 2         CL 2
INVESTMENT INCOME
Dividend income                                       $   5,978,463   $   9,919,012   $     482,554   $     791,978   $   8,467,697
Variable account expenses                                 3,152,244       6,108,569         721,088       1,410,479       5,216,633
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                           2,826,219       3,810,443        (238,534)       (618,501)      3,251,064
===================================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  -- NET
Realized gain (loss) on sales of investments:
    Proceeds from sales                                  19,759,777       1,224,744       9,488,844       9,787,556      11,654,277
    Cost of investments sold                             12,106,303         939,924       9,567,592       8,061,131       8,509,612
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments          7,653,474         284,820         (78,748)      1,726,425       3,144,665
Distributions from capital gains                                 --              --         434,298         791,978      36,422,334
Net change in unrealized appreciation or
  depreciation of investments                            49,540,142     116,302,504      14,315,905      27,251,027      32,124,507
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                           57,193,616     116,587,324      14,671,455      29,769,430      71,691,506
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                          $  60,019,835   $ 120,397,767   $  14,432,921   $  29,150,929   $  74,942,570
===================================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17 - IDS LIFE VARIABLE ACCOUNT 10

STATEMENTS OF OPERATIONS


                                                                                SEGREGATED ASSET SUBACCOUNTS
                                                      -----------------------------------------------------------------------------
                                                      FTVIPT FRANK    FTVIPT MUTUAL    FTVIPT TEMP     FTVIPT TEMP       GS VIT
                                                         SM CAP          SHARES         DEV MKTS        FOR SEC,       STRUCTD SM
YEAR ENDED DECEMBER 31, 2005 (CONTINUED)                VAL, CL 2       SEC, CL 2       SEC, CL 1         CL 2           CAP EQ
INVESTMENT INCOME
Dividend income                                       $   2,030,822   $   1,341,758   $   3,639,750   $     554,983   $      98,246
Variable account expenses                                 2,329,987       1,360,050       3,220,666         398,021         360,778
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                            (299,165)        (18,292)        419,084         156,962        (262,532)
===================================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  -- NET
Realized gain (loss) on sales of investments:
    Proceeds from sales                                   2,775,439       1,633,270      27,893,338       3,595,254       7,120,753
    Cost of investments sold                              2,075,953       1,397,267      22,155,493       2,954,836       5,404,299
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments            699,486         236,003       5,737,845         640,418       1,716,454
Distributions from capital gains                          1,642,725         502,610              --              --       3,637,554
Net change in unrealized appreciation or
  depreciation of investments                            19,843,755      14,904,933      54,275,339       3,615,228      (3,087,059)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                           22,185,966      15,643,546      60,013,184       4,255,646       2,266,949
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                          $  21,886,801   $  15,625,254   $  60,432,268   $   4,412,608   $   2,004,417
===================================================================================================================================



                                                                                SEGREGATED ASSET SUBACCOUNTS
                                                      -----------------------------------------------------------------------------
                                                         GS VIT          GS VIT        JANUS ASPEN     JANUS ASPEN     JANUS ASPEN
                                                         STRUCTD         MID CAP      GLOBAL TECH,      INTL GRO,     MID CAP GRO,
YEAR ENDED DECEMBER 31, 2005 (CONTINUED)                 U.S. EQ           VAL            SERV            SERV            SERV
INVESTMENT INCOME
Dividend income                                       $   3,616,319   $   4,152,396   $          --   $   1,126,211   $          --
Variable account expenses                                 3,105,450       5,126,534         187,700         894,705         266,923
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                             510,869        (974,138)       (187,700)        231,506        (266,923)
===================================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  -- NET
Realized gain (loss) on sales of investments:
    Proceeds from sales                                   1,498,745         518,291       4,745,868      10,941,816       6,483,988
    Cost of investments sold                              1,374,802         444,460       8,118,591      10,269,322       9,201,133
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments            123,943          73,831      (3,372,723)        672,494      (2,717,145)
Distributions from capital gains                                 --      69,649,171              --              --              --
Net change in unrealized appreciation or
  depreciation of investments                            28,944,309        (156,867)      5,728,444      28,497,150       6,255,115
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                           29,068,252      69,566,135       2,355,721      29,169,644       3,537,970
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                          $  29,579,121   $  68,591,997   $   2,168,021   $  29,401,150   $   3,271,047
===================================================================================================================================


                                                                                SEGREGATED ASSET SUBACCOUNTS
                                                      -----------------------------------------------------------------------------
                                                         LAZARD          MFS INV           MFS             MFS             MFS
                                                         RETIRE        GRO STOCK,       NEW DIS,      TOTAL RETURN,    UTILITIES,
YEAR ENDED DECEMBER 31, 2005 (CONTINUED)                 INTL EQ         SERV CL         SERV CL         SERV CL         SERV CL
INVESTMENT INCOME
Dividend income                                       $   1,743,908   $     188,357   $          --   $     823,550   $     419,716
Variable account expenses                                 1,519,627       1,147,154         973,185         503,878         860,511
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                             224,281        (958,797)       (973,185)        319,672        (440,795)
===================================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  -- NET
Realized gain (loss) on sales of investments:
    Proceeds from sales                                   9,732,094       8,132,616      26,048,022       1,391,895         701,761
    Cost of investments sold                              8,123,717       8,602,072      25,571,597       1,370,943         549,014
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments          1,608,377        (469,456)        476,425          20,952         152,747
Distributions from capital gains                          2,655,586              --              --       1,771,014              --
Net change in unrealized appreciation or
  depreciation of investments                            13,562,204       6,466,116       4,162,578        (797,627)     14,532,603
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                           17,826,167       5,996,660       4,639,003         994,339      14,685,350
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                          $  18,050,448   $   5,037,863   $   3,665,818   $   1,314,011   $  14,244,555
===================================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18 - IDS LIFE VARIABLE ACCOUNT 10

STATEMENTS OF OPERATIONS

                                                                                SEGREGATED ASSET SUBACCOUNTS
                                                      -----------------------------------------------------------------------------
                                                          OPPEN        OPPEN MAIN         OPPEN        PIONEER EQ        PIONEER
                                                       GLOBAL SEC       ST SM CAP     STRATEGIC BOND    INC VCT,       EUROPE VCT,
YEAR ENDED DECEMBER 31, 2005 (CONTINUED)                VA, SERV        VA, SERV        VA, SERV          CL II           CL II
INVESTMENT INCOME
Dividend income                                       $     316,453   $          --   $   3,119,458   $   1,303,788   $      32,881
Variable account expenses                                   492,275         295,193       1,374,978         533,311          56,757
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                            (175,822)       (295,193)      1,744,480         770,477         (23,876)
===================================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  -- NET
Realized gain (loss) on sales of investments:
    Proceeds from sales                                     403,168       1,003,335         455,135       5,328,451       1,279,112
    Cost of investments sold                                364,096         943,490         451,532       4,365,865         998,676
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments             39,072          59,845           3,603         962,586         280,436
Distributions from capital gains                                 --         619,596              --              --              --
Net change in unrealized appreciation or
  depreciation of investments                             9,635,514       3,405,497       1,656,295       1,098,918         200,401
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                            9,674,586       4,084,938       1,659,898       2,061,504         480,837
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                          $   9,498,764   $   3,789,745   $   3,404,378   $   2,831,981   $     456,961
===================================================================================================================================

                                                                                SEGREGATED ASSET SUBACCOUNTS
                                                      -----------------------------------------------------------------------------
                                                      PUT VT HEALTH      PUT VT        PUT VT INTL       PUT VT          PUT VT
                                                        SCIENCES,       INTL EQ,        NEW OPP,        NEW OPP,         VISTA,
YEAR ENDED DECEMBER 31, 2005 (CONTINUED)                  CL IB           CL IB           CL IB           CL IA           CL IB
INVESTMENT INCOME
Dividend income                                       $      21,883   $   1,217,566   $     583,106   $   1,145,975   $          --
Variable account expenses                                   356,091         718,467         731,380       3,740,723         805,438
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                            (334,208)        499,099        (148,274)     (2,594,748)       (805,438)
===================================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  -- NET
Realized gain (loss) on sales of investments:
    Proceeds from sales                                   2,342,952       9,679,921      15,713,714      78,266,625      16,813,478
    Cost of investments sold                              2,067,453       7,323,555      20,602,283     104,367,469      23,973,970
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments            275,499       2,356,366      (4,888,569)    (26,100,844)     (7,160,492)
Distributions from capital gains                                 --              --              --              --              --
Net change in unrealized appreciation or
  depreciation of investments                             4,937,199       6,250,490      18,793,414      52,393,351      17,866,972
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                            5,212,698       8,606,856      13,904,845      26,292,507      10,706,480
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                          $   4,878,490   $   9,105,955   $  13,756,571   $  23,697,759   $   9,901,042
===================================================================================================================================

                                                                                SEGREGATED ASSET SUBACCOUNTS
                                                      -----------------------------------------------------------------------------
                                                         RVS VP          RVS VP          RVS VP          RVS VP          RVS VP
YEAR ENDED DECEMBER 31, 2005 (CONTINUED)                   BAL          CASH MGMT       CORE BOND       DIV BOND       DIV EQ INC
INVESTMENT INCOME
Dividend income                                       $  13,147,782   $  12,107,475   $   1,751,137   $  35,342,829   $  14,133,435
Variable account expenses                                 5,602,576       4,231,519         381,007       9,136,635       7,492,282
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                           7,545,206       7,875,956       1,370,130      26,206,194       6,641,153
===================================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  -- NET
Realized gain (loss) on sales of investments:
    Proceeds from sales                                  60,860,567     208,771,234      11,865,724      47,374,759       8,838,044
    Cost of investments sold                             68,618,124     208,777,662      11,934,355      48,693,883       7,386,837
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments         (7,757,557)         (6,428)        (68,631)     (1,319,124)      1,451,207
Distributions from capital gains                         15,130,664              --         119,042              --      42,154,895
Net change in unrealized appreciation or
  depreciation of investments                            (1,067,962)          7,187        (882,026)    (14,215,844)     65,738,972
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                            6,305,145             759        (831,615)    (15,534,968)    109,345,074
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                          $  13,850,351   $   7,876,715   $     538,515   $  10,671,226   $ 115,986,227
===================================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19 - IDS LIFE VARIABLE ACCOUNT 10

STATEMENTS OF OPERATIONS

                                                                                SEGREGATED ASSET SUBACCOUNTS
                                                  ---------------------------------------------------------------------------------
                                                                       RVS VP          RVS VP                             RVS VP
                                                       RVS VP          GLOBAL     GLOBAL INFLATION        RVS VP         HI YIELD
YEAR ENDED DECEMBER 31, 2005 (CONTINUED)             EMER MKTS          BOND          PROT SEC             GRO             BOND
INVESTMENT INCOME
Dividend income                                   $     229,815   $  16,141,754   $      5,751,259   $   1,038,639   $   59,497,280
Variable account expenses                               972,255       3,952,900            696,889       2,233,701        8,954,395
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                        (742,440)     12,188,854          5,054,370      (1,195,062)      50,542,885
===================================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
    Proceeds from sales                               1,752,282      19,840,204          8,104,297       7,989,388       97,464,095
    Cost of investments sold                          1,486,955      19,116,420          8,036,293      10,715,849      110,821,382
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments        265,327         723,784             68,004      (2,726,461)     (13,357,287)
Distributions from capital gains                      8,964,539       1,983,995            281,462              --               --
Net change in unrealized appreciation or
  depreciation of investments                        31,885,885     (39,533,328)        (2,998,216)     24,724,212      (10,382,431)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                       41,115,751     (36,825,549)        (2,648,750)     21,997,751      (23,739,718)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                 $  40,373,311   $ (24,636,695)  $      2,405,620   $  20,802,689   $   26,803,167
===================================================================================================================================

                                                                                SEGREGATED ASSET SUBACCOUNTS
                                                  ---------------------------------------------------------------------------------
                                                       RVS VP          RVS VP          RVS VP             RVS VP          RVS VP
YEAR ENDED DECEMBER 31, 2005 (CONTINUED)              INC OPP         INTL OPP       LG CAP EQ          LG CAP VAL     MID CAP GRO
INVESTMENT INCOME
Dividend income                                   $   1,585,800   $   4,645,366   $      5,229,152   $     212,716   $           --
Variable account expenses                               230,407       3,604,844          4,586,246         103,721          889,041
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                       1,355,393       1,040,522            642,906         108,995         (889,041)
===================================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
    Proceeds from sales                                 742,091      18,910,410         33,987,641       1,451,964       17,634,354
    Cost of investments sold                            746,451      22,138,269         41,849,141       1,374,167       14,706,161
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments         (4,360)     (3,227,859)        (7,861,500)         77,797        2,928,193
Distributions from capital gains                        245,918              --                 --         377,778        5,603,103
Net change in unrealized appreciation or
  depreciation of investments                          (553,654)     44,215,130         32,493,419           2,476        1,166,565
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                         (312,096)     40,987,271         24,631,919         458,051        9,697,861
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                 $   1,043,297   $  42,027,793   $     25,274,825   $     567,046   $    8,808,820
===================================================================================================================================

                                                                                SEGREGATED ASSET SUBACCOUNTS
                                                  ---------------------------------------------------------------------------------
                                                       RVS VP          RVS VP          RVS VP             RVS VP          RVS VP
PERIOD ENDED DECEMBER 31, 2005 (CONTINUED)         MID CAP VAL(2)     NEW DIM         S&P 500           SELECT VAL   SHORT DURATION
INVESTMENT INCOME
Dividend income                                   $      56,678   $   7,606,388   $      3,635,117   $      97,419   $   10,798,817
Variable account expenses                                37,759      13,748,598          2,235,696         158,139        3,219,014
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                          18,919      (6,142,210)         1,399,421         (60,720)       7,579,803
===================================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
    Proceeds from sales                                  88,439     551,575,379         20,653,303       1,264,745       58,134,114
    Cost of investments sold                             84,984     601,099,158         18,754,494       1,209,652       59,423,198
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments          3,455     (49,523,779)         1,898,809          55,093       (1,289,084)
Distributions from capital gains                         39,901              --            670,406         371,892              --
Net change in unrealized appreciation or
  depreciation of investments                           996,423      43,972,499          5,743,632        (358,318)      (3,725,259)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                        1,039,779      (5,551,280)         8,312,847          68,667       (5,014,343)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                 $   1,058,698   $ (11,693,490)  $      9,712,268   $       7,947   $    2,565,460
===================================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20 - IDS LIFE VARIABLE ACCOUNT 10

STATEMENTS OF OPERATIONS


                                                                          SEGREGATED ASSET SUBACCOUNTS
                                               ----------------------------------------------------------------------------------
                                                                                                                    LM PTNRS
                                                  RVS VP          RVS VP          RVS VP           ROYCE             VAR SM
PERIOD ENDED DECEMBER 31, 2005 (CONTINUED)      SM CAP ADV      SM CAP VAL     STRATEGY AGGR     MICRO-CAP     CAP GRO, CL II(1)
INVESTMENT INCOME
Dividend income                                $          --   $     632,905   $     140,954   $     665,554   $               --
Variable account expenses                          1,569,526       2,580,358       1,929,336       1,078,139                   86
---------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                   (1,569,526)     (1,947,453)     (1,788,382)       (412,585)                 (86)
=================================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
    Proceeds from sales                           20,923,522       4,669,286      53,547,413      22,591,574                6,981
    Cost of investments sold                      17,074,094       3,962,840     102,323,903      16,996,479                6,834
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                      3,849,428         706,446     (48,776,490)      5,595,095                  147
Distributions from capital gains                  23,430,623      24,805,317              --       2,010,887                6,501
Net change in unrealized appreciation or
  depreciation of investments                    (18,677,790)     (5,638,419)     62,382,895       5,112,180               (5,790)
---------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                     8,602,261      19,873,344      13,606,405      12,718,162                  858
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                    $   7,032,735   $  17,925,891   $  11,818,023   $  12,305,577   $              772
=================================================================================================================================



                                                                          SEGREGATED ASSET SUBACCOUNTS
                                               ----------------------------------------------------------------------------------
                                                                 VANK LIT
                                                 THIRD AVE       COMSTOCK,      WANGER INTL     WANGER U.S.        WF ADV VT
YEAR ENDED DECEMBER 31, 2005 (CONTINUED)            VAL            CL II           SM CAP          SM CO          ASSET ALLOC
INVESTMENT INCOME
Dividend income                                $   2,265,543   $   1,260,297   $   3,370,177   $          --   $        1,949,646
Variable account expenses                          1,473,156       2,206,022       3,367,140       5,881,944              800,022
---------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                      792,387        (945,725)          3,037      (5,881,944)           1,149,624
=================================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
    Proceeds from sales                           12,156,875         849,099         615,737       1,397,879           10,272,441
    Cost of investments sold                       7,765,094         823,230         466,474       1,064,625            9,463,545
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                      4,391,781          25,869         149,263         333,254              808,896
Distributions from capital gains                   3,689,944       4,363,998              --              --            2,053,725
Net change in unrealized appreciation or
  depreciation of investments                     13,746,849      12,889,870      78,663,844      77,650,370             (172,128)
---------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                    21,828,574      17,279,737      78,813,107      77,983,624            2,690,493
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                    $  22,620,961   $  16,334,012   $  78,816,144   $  72,101,680   $        3,840,117
=================================================================================================================================



                                                                                          SEGREGATED ASSET SUBACCOUNTS
                                                                               --------------------------------------------------
                                                                                 WF ADV VT       WF ADV VT         WF ADV VT
YEAR ENDED DECEMBER 31, 2005 (CONTINUED)                                         INTL CORE          OPP            SM CAP GRO
INVESTMENT INCOME
Dividend income                                                                $     358,801   $          --   $               --
Variable account expenses                                                            164,165         792,245              314,807
---------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                      194,636        (792,245)            (314,807)
=================================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
    Proceeds from sales                                                            4,517,688      11,275,182            7,605,146
    Cost of investments sold                                                       3,784,994       8,707,288            6,320,946
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                                                        732,694       2,567,894            1,284,200
Distributions from capital gains                                                     510,086              --                   --
Net change in unrealized appreciation or
  depreciation of investments                                                        157,961       4,467,316              714,220
---------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                     1,400,741       7,035,210            1,998,420
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                                                    $   1,595,377   $   6,242,965   $        1,683,613
=================================================================================================================================


(1) For the period Nov. 1, 2005 (commencement of operations) to Dec. 31, 2005.
(2) For the period May 2, 2005 (commencement of operations) to Dec. 31, 2005.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21 - IDS LIFE VARIABLE ACCOUNT 10

STATEMENTS OF CHANGES IN NET ASSETS

                                                                          SEGREGATED ASSET SUBACCOUNTS
                                                  -------------------------------------------------------------------------
                                                   AIM VI CAP     AIM VI CAP     AIM VI CAP     AIM VI CAP     AIM VI CORE
YEAR ENDED DECEMBER 31, 2005                      APPR, SER I    APPR, SER II    DEV, SER I     DEV, SER II     EQ, SER I
OPERATIONS
Investment income (loss) -- net                   $  (591,057)   $ (1,309,161)   $  (463,090)   $  (413,331)   $    673,718
Net realized gain (loss) on sales of investments   (3,861,293)        174,672      1,493,524        736,782       8,421,142
Distributions from capital gains                           --              --             --             --              --
Net change in unrealized appreciation or
  depreciation of investments                      10,236,668      19,806,751      3,388,947      3,919,007       9,964,559
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                         5,784,318      18,672,262      4,419,381      4,242,458      19,059,419
===========================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                          2,526,731     158,355,211      1,118,544      9,278,215      11,383,447
Net transfers(1)                                   (4,376,410)     11,414,580     (7,239,725)      (405,561)    (23,381,815)
Transfers for policy loans                            (10,539)        (19,508)       (36,832)       (14,676)        511,126
Adjustments to net assets allocated
  to contracts in payout period                        (9,621)         (2,786)        (3,855)        (3,035)       (207,089)
Contract charges                                      (40,670)        (84,237)       (23,164)       (35,651)       (376,012)
Contract terminations:
    Surrender benefits                             (2,926,956)     (2,632,577)    (2,134,750)    (1,117,186)    (99,401,317)
    Death benefits                                   (680,268)       (567,701)      (303,500)      (218,416)     (5,254,324)
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions     (5,517,733)    166,462,982     (8,623,282)     7,483,690    (116,725,984)
---------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                    78,247,567      68,890,696     57,869,381     42,616,251     582,105,361
---------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                         $78,514,152    $254,025,940    $53,665,480    $54,342,399    $484,438,796
===========================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year             86,822,359      69,240,224     38,647,649     36,244,332     351,566,359
Contract purchase payments                          2,815,980     159,129,012        739,549      7,876,997       6,906,219
Net transfers(1)                                   (4,888,001)     11,589,486     (4,767,310)      (294,754)    (14,164,619)
Transfers for policy loans                            (11,772)        (20,691)       (24,032)       (12,062)        315,141
Contract charges                                      (45,207)        (82,507)       (15,338)       (29,976)       (228,452)
Contract terminations:
    Surrender benefits                             (3,238,650)     (2,613,704)    (1,407,805)      (937,558)    (60,065,914)
    Death benefits                                   (751,380)       (558,873)      (201,585)      (185,642)     (3,216,627)
---------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                   80,703,329     236,682,947     32,971,128     42,661,337     281,112,107
===========================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22 - IDS LIFE VARIABLE ACCOUNT 10

STATEMENTS OF CHANGES IN NET ASSETS


                                                                          SEGREGATED ASSET SUBACCOUNTS
                                                   ---------------------------------------------------------------------------
                                                     AIM VI       AIM VI FIN       AIM VI INTL       AIM VI      AB VPS GLOBAL
PERIOD ENDED DECEMBER 31, 2005 (CONTINUED)         DYN, SER I     SERV, SER I     GRO, SER II(2)   TECH, SER I   TECH, CL B(2)
OPERATIONS
Investment income (loss) -- net                    $  (140,484)   $   121,631        $    764      $  (229,549)    $   (2,169)
Net realized gain (loss) on sales of investments       782,434        520,257               4           78,028            (47)
Distributions from capital gains                            --             --              --               --             --
Net change in unrealized appreciation or
  depreciation of investments                          863,131        425,979           8,511        1,711,488        (33,086)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                          1,505,081      1,067,867           9,279        1,559,967        (35,302)
=============================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                             662,249      3,977,753         165,758       21,812,020      3,458,885
Net transfers(1)                                    (2,749,610)    (3,094,763)         94,615         (732,302)       226,876
Transfers for policy loans                              (7,652)        (6,503)             --           (6,081)          (120)
Adjustments to net assets allocated
  to contracts in payout period                         (1,837)        (1,064)             --               --             --
Contract charges                                       (15,007)       (19,812)             (5)         (21,326)           (31)
Contract terminations:
    Surrender benefits                                (641,503)      (751,458)           (171)        (641,629)        (1,949)
    Death benefits                                     (10,973)      (211,211)             --         (176,576)            --
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions      (2,764,333)      (107,058)        260,197       20,234,106      3,683,661
-----------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                     17,669,711     22,147,444              --       18,466,458             --
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                          $16,410,459    $23,108,253        $269,476      $40,260,531     $3,648,359
=============================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year              17,584,294     19,443,630              --       25,351,782             --
Contract purchase payments                             652,292      3,573,837         158,418       31,205,709      3,236,242
Net transfers(1)                                    (2,714,380)    (2,815,226)         88,327       (1,046,507)       211,150
Transfers for policy loans                              (7,448)        (6,186)             --           (8,540)          (111)
Contract charges                                       (14,534)       (17,815)             (5)         (30,084)           (29)
Contract terminations:
    Surrender benefits                                (620,339)      (677,368)            (17)        (905,081)          (964)
    Death benefits                                     (10,860)      (190,074)             --         (252,676)            --
-----------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    14,869,025     19,310,798         246,723       54,314,603      3,446,288
=============================================================================================================================


See accompanying notes to financial statements.

--------------------------------------------------------------------------------
23 - IDS LIFE VARIABLE ACCOUNT 10

STATEMENTS OF CHANGES IN NET ASSETS


                                                                         SEGREGATED ASSET SUBACCOUNTS
                                                   -------------------------------------------------------------------------
                                                      AB VPS          AB VPS         AC VP           AC VP          AC VP
                                                    GRO & INC,       INTL VAL,        INTL,          INTL,          ULTRA,
PERIOD ENDED DECEMBER 31, 2005 (CONTINUED)             CL B             CL B          CL I           CL II         CL II(2)
OPERATIONS
Investment income (loss) -- net                    $  1,104,469    $ (1,442,033)   $   168,494    $    33,931    $   (11,765)
Net realized gain (loss) on sales of investments        837,317          55,776       (944,443)       517,359             --
Distributions from capital gains                             --       5,469,022             --             --             --
Net change in unrealized appreciation or
  depreciation of investments                         9,122,243      60,595,058      7,546,726      9,845,641       (270,935)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                          11,064,029      64,677,823      6,770,777     10,396,931       (282,700)
============================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                           49,167,890     169,880,622      1,562,539     15,539,678     18,521,501
Net transfers(1)                                     12,310,013     105,555,601       (372,136)     7,145,816      1,012,978
Transfers for policy loans                             (114,675)        (97,548)       (22,182)       (57,298)        (6,995)
Adjustments to net assets allocated
  to contracts in payout period                         (23,174)        (17,215)        (4,301)        (9,302)            --
Contract charges                                       (213,670)       (227,471)       (20,876)       (60,797)          (144)
Contract terminations:
    Surrender benefits                               (7,591,363)     (8,195,031)    (1,715,581)    (2,249,751)        (4,312)
    Death benefits                                   (1,552,116)     (1,712,395)      (330,188)      (389,718)            --
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions       51,982,905     265,186,563       (902,725)    19,918,628     19,523,028
----------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                     249,752,453     221,321,867     55,191,593     66,949,244             --
----------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                          $312,799,387    $551,186,253    $61,059,645    $97,264,803    $19,240,328
============================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year              229,827,573     135,769,714     59,554,487     63,755,535             --
Contract purchase payments                           44,931,238     100,417,784      1,663,934     14,513,861     17,626,252
Net transfers(1)                                     11,372,549      62,461,467       (324,714)     6,676,408        962,687
Transfers for policy loans                             (105,217)        (57,394)       (23,097)       (51,251)        (6,575)
Contract charges                                       (195,573)       (133,186)       (22,266)       (56,615)          (136)
Contract terminations:
    Surrender benefits                               (6,929,449)     (4,787,393)    (1,822,705)    (2,106,739)        (3,844)
    Death benefits                                   (1,424,123)     (1,010,729)      (351,439)      (363,726)            --
----------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    277,476,998     292,660,263     58,674,200     82,367,473     18,578,384
============================================================================================================================


See accompanying notes to financial statements.

--------------------------------------------------------------------------------
24 - IDS LIFE VARIABLE ACCOUNT 10

STATEMENTS OF CHANGES IN NET ASSETS

                                                                          SEGREGATED ASSET SUBACCOUNTS
                                                   --------------------------------------------------------------------------
                                                      AC VP           AC VP        CALVERT VS     COL HI YIELD,   CS MID-CAP
YEAR ENDED DECEMBER 31, 2005 (CONTINUED)            VAL, CL I       VAL, CL II     SOCIAL BAL        VS CL B          GRO
OPERATIONS
Investment income (loss) -- net                    $ (2,095,062)   $   (723,566)   $   493,946    $   (605,831)   $  (283,969)
Net realized gain (loss) on sales of investments      8,617,156         314,511        282,017           4,128       (390,230)
Distributions from capital gains                     72,930,528      29,747,632             --              --             --
Net change in unrealized appreciation or
  depreciation of investments                       (52,126,127)    (14,710,761)     1,467,785       2,043,401      2,562,333
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                          27,326,495      14,627,816      2,243,748       1,441,698      1,888,134
=============================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                           15,457,786      75,122,989      6,444,396      59,027,096        928,795
Net transfers(1)                                     90,124,132      28,387,507      1,640,290       8,005,426     (5,689,144)
Transfers for policy loans                              319,203        (125,067)       (13,106)         (7,910)        (2,227)
Adjustments to net assets allocated
  to contracts in payout period                        (228,681)        (36,352)        (4,345)             --         (4,490)
Contract charges                                       (322,006)       (242,823)       (36,249)        (42,064)       (18,618)
Contract terminations:
    Surrender benefits                             (118,660,231)     (9,018,708)    (1,294,737)     (1,139,804)    (1,522,520)
    Death benefits                                   (5,716,459)     (2,202,822)      (422,883)       (528,180)      (356,596)
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions      (19,026,256)     91,884,724      6,313,366      65,314,564     (6,664,800)
-----------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                     713,847,681     272,313,604     42,296,130      35,890,570     36,657,311
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                          $722,147,920    $378,826,144    $50,853,244    $102,646,832    $31,880,645
=============================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year              348,194,030     210,265,072     42,435,148      33,998,213     30,757,887
Contract purchase payments                            7,759,538      58,161,625      6,308,763      55,825,629        769,107
Net transfers(1)                                     42,557,818      22,109,199      1,632,045       7,577,207     (4,734,517)
Transfers for policy loans                              125,219         (97,237)       (13,545)         (7,432)        (2,037)
Contract charges                                       (154,933)       (187,147)       (35,749)        (39,805)       (15,498)
Contract terminations:
    Surrender benefits                              (53,663,235)     (6,934,299)    (1,282,967)     (1,074,498)    (1,261,987)
    Death benefits                                   (2,862,906)     (1,699,162)      (418,238)       (500,482)      (294,506)
-----------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    341,955,531     281,618,051     48,625,457      95,778,832     25,218,449
=============================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
25 - IDS LIFE VARIABLE ACCOUNT 10

STATEMENTS OF CHANGES IN NET ASSETS

                                                                           SEGREGATED ASSET SUBACCOUNTS
                                                    --------------------------------------------------------------------------
                                                                       EG VA          EG VA         FID VIP         FID VIP
                                                      CS SM CAP     FUNDAMENTAL      INTL EQ,      GRO & INC,      GRO & INC,
YEAR ENDED DECEMBER 31, 2005 (CONTINUED)                GRO         LG CAP, CL 2       CL 2          SERV CL        SERV CL 2
OPERATIONS
Investment income (loss) -- net                     $ (4,424,489)   $   (10,968)   $   587,806    $  1,453,669    $  1,681,771
Net realized gain (loss) on sales of investments      (7,138,039)       317,604         31,944      (1,390,444)      2,444,205
Distributions from capital gains                              --             --             --              --              --
Net change in unrealized appreciation or
  depreciation of investments                         (4,375,545)     1,650,566      4,104,747      13,701,203      20,910,866
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                          (15,938,073)     1,957,202      4,724,497      13,764,428      25,036,842
==============================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                             7,166,245      1,559,874     23,215,215       6,122,248      53,098,982
Net transfers(1)                                     (26,312,998)     6,144,752      7,007,148     (27,563,481)    (34,598,440)
Transfers for policy loans                               244,248         (2,231)       (10,790)        (60,343)        (96,453)
Adjustments to net assets allocated
  to contracts in payout period                          (81,343)        (3,240)        (1,253)       (221,493)        (66,278)
Contract charges                                        (196,338)       (22,789)       (14,059)        (93,148)       (313,688)
Contract terminations:
    Surrender benefits                               (71,660,860)      (904,013)      (358,809)     (9,953,055)    (11,047,457)
    Death benefits                                    (2,318,382)      (229,166)      (166,324)     (1,507,172)     (2,520,118)
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions       (93,159,428)     6,543,187     29,671,128     (33,276,444)      4,456,548
------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                      415,056,274     22,144,649      9,684,180     241,007,862     375,117,066
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                           $305,958,773    $30,645,038    $44,079,805    $221,495,846    $404,610,456
==============================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year               295,070,055     23,447,847      8,450,029     251,134,847     353,479,110
Contract purchase payments                             5,305,478      1,608,666     19,631,423       6,393,849      50,362,838
Net transfers(1)                                     (19,680,131)     6,287,164      5,907,482     (28,778,412)    (32,618,053)
Transfers for policy loans                               182,258         (2,355)        (9,101)        (62,307)        (90,589)
Contract charges                                        (145,784)       (23,421)       (11,763)        (97,178)       (296,175)
Contract terminations:
    Surrender benefits                               (52,826,352)      (924,141)      (298,838)    (10,426,274)    (10,394,557)
    Death benefits                                    (1,735,107)      (238,730)      (138,323)     (1,581,179)     (2,388,847)
------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                     226,170,417     30,155,030     33,530,909     216,583,346     358,053,727
==============================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
26 - IDS LIFE VARIABLE ACCOUNT 10

STATEMENTS OF CHANGES IN NET ASSETS

                                                                             SEGREGATED ASSET SUBACCOUNTS
                                                    ---------------------------------------------------------------------------
                                                       FID VIP         FID VIP        FID VIP         FID VIP      FTVIPT FRANK
                                                       MID CAP,        MID CAP,      OVERSEAS,       OVERSEAS,       REAL EST,
YEAR ENDED DECEMBER 31, 2005 (CONTINUED)               SERV CL        SERV CL 2       SERV CL        SERV CL 2         CL 2
OPERATIONS
Investment income (loss) -- net                     $  2,826,219    $  3,810,443    $  (238,534)   $   (618,501)   $  3,251,064
Net realized gain (loss) on sales of investments       7,653,474         284,820        (78,748)      1,726,425       3,144,665
Distributions from capital gains                              --              --        434,298         791,978      36,422,334
Net change in unrealized appreciation or
  depreciation of investments                         49,540,142     116,302,504     14,315,905      27,251,027      32,124,507
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                           60,019,835     120,397,767     14,432,921      29,150,929      74,942,570
===============================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                             9,084,657     203,430,643      2,381,708      24,797,846     110,766,576
Net transfers(1)                                         468,530      50,061,964     (3,224,619)     (2,624,367)     (3,801,846)
Transfers for policy loans                              (185,959)       (288,968)       (24,663)        (37,418)       (190,800)
Adjustments to net assets allocated
  to contracts in payout period                         (255,018)        (37,449)       (14,792)        (15,236)        (90,942)
Contract charges                                        (149,949)       (523,520)       (29,309)       (123,244)       (377,214)
Contract terminations:
    Surrender benefits                               (13,986,823)    (19,178,466)    (2,726,263)     (4,427,861)    (19,424,184)
    Death benefits                                    (2,470,943)     (3,472,411)      (507,830)       (995,030)     (4,823,651)
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions        (7,495,505)    229,991,793     (4,145,768)     16,574,690      82,057,939
-------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                      352,909,698     558,129,544     83,694,965     147,870,194     533,003,756
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                           $405,434,028    $908,519,104    $93,982,118    $193,595,813    $690,004,265
===============================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year               147,112,701     356,492,171     86,131,995     122,929,402     230,880,792
Contract purchase payments                             3,616,730     123,309,486      2,413,514      20,203,509      47,356,492
Net transfers(1)                                         163,631      30,574,098     (3,251,453)     (2,161,500)     (1,247,979)
Transfers for policy loans                               (75,969)       (172,194)       (25,349)        (30,346)        (79,177)
Contract charges                                         (59,684)       (317,011)       (29,642)       (100,069)       (158,003)
Contract terminations:
    Surrender benefits                                (5,560,111)    (11,548,664)    (2,762,260)     (3,569,546)     (8,075,813)
    Death benefits                                      (985,246)     (2,098,603)      (520,293)       (818,186)     (2,034,247)
-------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                     144,212,052     496,239,283     81,956,512     136,453,264     266,642,065
===============================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
27 - IDS LIFE VARIABLE ACCOUNT 10

STATEMENTS OF CHANGES IN NET ASSETS


                                                                           SEGREGATED ASSET SUBACCOUNTS
                                                   --------------------------------------------------------------------------
                                                   FTVIPT FRANK    FTVIPT MUTUAL    FTVIPT TEMP    FTVIPT TEMP      GS VIT
                                                      SM CAP          SHARES         DEV MKTS        FOR SEC,     STRUCTD SM
YEAR ENDED DECEMBER 31, 2005 (CONTINUED)             VAL, CL 2       SEC, CL 2       SEC, CL 1         CL 2         CAP EQ
OPERATIONS
Investment income (loss) -- net                    $   (299,165)   $    (18,292)   $    419,084    $   156,962    $  (262,532)
Net realized gain (loss) on sales of investments        699,486         236,003       5,737,845        640,418      1,716,454
Distributions from capital gains                      1,642,725         502,610              --             --      3,637,554
Net change in unrealized appreciation or
  depreciation of investments                        19,843,755      14,904,933      54,275,339      3,615,228     (3,087,059)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                          21,886,801      15,625,254      60,432,268      4,412,608      2,004,417
===============================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                           55,902,898      44,119,571       4,288,656      1,352,600        785,464
Net transfers(1)                                     24,785,882      22,850,823      27,575,796      6,542,230     (4,733,062)
Transfers for policy loans                             (112,000)        (52,178)        160,948        (22,743)       (13,591)
Adjustments to net assets allocated
  to contracts in payout period                         (21,963)        (42,668)        243,840        (14,835)        (1,892)
Contract charges                                       (161,967)       (105,934)       (141,487)       (14,209)       (16,140)
Contract terminations:
    Surrender benefits                               (8,160,244)     (3,728,712)    (49,986,868)    (1,544,941)    (1,407,859)
    Death benefits                                   (1,478,651)       (931,541)     (1,724,715)      (257,206)      (305,535)
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions       70,753,955      62,109,361     (19,583,830)     6,040,896     (5,692,615)
-----------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                     224,252,101     118,372,813     240,780,559     41,041,893     44,778,829
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                          $316,892,857    $196,107,428    $281,628,997    $51,495,397    $41,090,631
=============================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year              118,565,790      99,870,679     274,585,826     31,651,467     26,859,407
Contract purchase payments                           29,710,659      36,323,585       4,539,404      1,026,556        468,917
Net transfers(1)                                     12,970,375      18,890,364      29,007,270      5,087,379     (2,850,857)
Transfers for policy loans                              (58,112)        (42,536)        170,750        (17,422)        (7,799)
Contract charges                                        (84,098)        (86,921)       (149,843)       (10,804)        (9,670)
Contract terminations:
    Surrender benefits                               (4,189,672)     (3,043,627)    (52,053,973)    (1,168,491)      (847,087)
    Death benefits                                     (748,428)       (771,642)     (1,854,947)      (195,493)      (181,216)
-----------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    156,166,514     151,139,902     254,244,487     36,373,192     23,431,695
=============================================================================================================================


See accompanying notes to financial statements.

--------------------------------------------------------------------------------
28 - IDS LIFE VARIABLE ACCOUNT 10

STATEMENTS OF CHANGES IN NET ASSETS


                                                                             SEGREGATED ASSET SUBACCOUNTS
                                                   --------------------------------------------------------------------------
                                                     GS VIT           GS VIT       JANUS ASPEN    JANUS ASPEN     JANUS ASPEN
                                                     STRUCTD          MID CAP      GLOBAL TECH,     INTL GRO,     MID CAP GRO,
YEAR ENDED DECEMBER 31, 2005 (CONTINUED)             U.S. EQ            VAL            SERV            SERV           SERV
OPERATIONS
Investment income (loss) -- net                    $    510,869    $   (974,138)   $  (187,700)   $    231,506    $  (266,923)
Net realized gain (loss) on sales of investments        123,943          73,831     (3,372,723)        672,494     (2,717,145)
Distributions from capital gains                             --      69,649,171             --              --             --
Net change in unrealized appreciation or
  depreciation of investments                        28,944,309        (156,867)     5,728,444      28,497,150      6,255,115
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                          29,579,121      68,591,997      2,168,021      29,401,150      3,271,047
=============================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                          167,491,450     184,900,122      1,106,012       3,507,325      1,383,420
Net transfers(1)                                     55,816,261      82,000,494     (2,833,298)     (2,555,596)    (5,600,918)
Transfers for policy loans                             (129,287)       (175,440)       (12,851)        (44,935)       (21,466)
Adjustments to net assets allocated
  to contracts in payout period                         (47,148)        (84,315)          (694)       (121,838)          (378)
Contract charges                                       (185,297)       (351,804)       (20,489)        (63,638)       (25,471)
Contract terminations:
    Surrender benefits                               (9,412,740)    (17,640,225)      (920,770)     (3,520,397)    (1,258,299)
    Death benefits                                   (2,079,667)     (3,589,683)      (181,166)       (654,093)      (131,663)
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions      211,453,572     245,059,149     (2,863,256)     (3,453,172)    (5,654,775)
-----------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                     251,603,761     451,843,137     24,173,906      99,631,506     34,098,569
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                          $492,636,454    $765,494,283    $23,478,671    $125,579,484    $31,714,841
=============================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year              253,878,486     226,018,384     65,786,985     139,788,353     71,058,927
Contract purchase payments                          168,341,027      90,485,739      3,034,699       4,577,386      2,849,052
Net transfers(1)                                     57,375,404      39,619,608     (8,024,110)     (4,086,040)    11,489,143)
Transfers for policy loans                             (126,153)        (86,603)       (33,836)        (57,292)       (41,604)
Contract charges                                       (186,236)       (168,728)       (54,314)        (82,006)       (51,722)
Contract terminations:
    Surrender benefits                               (9,619,939)     (8,384,464)    (2,557,928)     (4,485,220)    (2,569,842)
    Death benefits                                   (2,107,379)     (1,697,382)      (517,568)       (839,386)      (272,668)
-----------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    467,555,210     345,786,554     57,633,928     134,815,795     59,483,000
=============================================================================================================================


See accompanying notes to financial statements.

--------------------------------------------------------------------------------
29 - IDS LIFE VARIABLE ACCOUNT 10

STATEMENTS OF CHANGES IN NET ASSETS

                                                                          SEGREGATED ASSET SUBACCOUNTS
                                                   ---------------------------------------------------------------------------
                                                      LAZARD          MFS INV           MFS            MFS            MFS
                                                      RETIRE        GRO STOCK,        NEW DIS,    TOTAL RETURN,    UTILITIES,
YEAR ENDED DECEMBER 31, 2005 (CONTINUED)              INTL EQ         SERV CL         SERV CL        SERV CL        SERV CL
OPERATIONS
Investment income (loss) -- net                    $    224,281    $   (958,797)   $   (973,185)   $   319,672    $   (440,795)
Net realized gain (loss) on sales of investments      1,608,377        (469,456)        476,425         20,952         152,747
Distributions from capital gains                      2,655,586              --              --      1,771,014              --
Net change in unrealized appreciation or
  depreciation of investments                        13,562,204       6,466,116       4,162,578       (797,627)     14,532,603
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                          18,050,448       5,037,863       3,665,818      1,314,011      14,244,555
==============================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                           21,342,468      19,244,718       9,569,175     43,590,151      39,219,491
Net transfers(1)                                      4,437,347         431,862     (26,427,919)    10,702,264      31,227,139
Transfers for policy loans                              (50,334)        (46,009)        (30,724)       (29,222)        (31,744)
Adjustments to net assets allocated
  to contracts in payout period                         (38,264)        (15,591)         (6,217)       (10,357)        (15,097)
Contract charges                                       (105,431)        (90,404)        (83,504)       (36,300)        (65,081)
Contract terminations:
    Surrender benefits                               (5,070,548)     (4,121,260)     (4,003,332)    (1,093,394)     (2,438,134)
    Death benefits                                     (880,520)       (870,189)       (848,213)      (301,535)       (719,340)
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions       19,634,718      14,533,127     (21,830,734)    52,821,607      67,177,234
------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                     160,817,065     127,400,286     128,085,237     28,759,721      64,197,571
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                          $198,502,231    $146,971,276    $109,920,321    $82,895,339    $145,619,360
==============================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year              168,207,767     195,430,028     149,075,141     26,241,735      52,791,656
Contract purchase payments                           21,756,164      28,448,188      11,354,932     39,844,898      29,383,744
Net transfers(1)                                      5,068,392          44,705     (31,945,159)     9,704,197      23,968,663
Transfers for policy loans                              (53,535)        (69,717)        (36,617)       (26,698)        (21,443)
Contract charges                                       (108,020)       (138,609)        (99,674)       (33,133)        (49,580)
Contract terminations:
    Surrender benefits                               (5,284,774)     (6,358,002)     (4,775,554)      (995,727)     (1,848,546)
    Death benefits                                     (910,955)     (1,349,242)     (1,012,950)      (276,597)       (543,660)
------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    188,675,039     216,007,351     122,560,119     74,458,675     103,680,834
==============================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
30 - IDS LIFE VARIABLE ACCOUNT 10

STATEMENTS OF CHANGES IN NET ASSETS

                                                                           SEGREGATED ASSET SUBACCOUNTS
                                                   -----------------------------------------------------------------------
                                                      OPPEN       OPPEN MAIN        OPPEN        PIONEER EQ       PIONEER
                                                    GLOBAL SEC     ST SM CAP    STRATEGIC BOND     INC VCT,     EUROPE VCT,
YEAR ENDED DECEMBER 31, 2005 (CONTINUED)             VA, SERV       VA, SERV       VA, SERV         CL II          CL II
OPERATIONS
Investment income (loss) -- net                    $  (175,822)   $  (295,193)   $  1,744,480    $   770,477    $  (23,876)
Net realized gain (loss) on sales of investments        39,072         59,845           3,603        962,586       280,436
Distributions from capital gains                            --        619,596              --             --            --
Net change in unrealized appreciation or
  depreciation of investments                        9,635,514      3,405,497       1,656,295      1,098,918       200,401
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                          9,498,764      3,789,745       3,404,378      2,831,981       456,961
==========================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                          34,584,580     20,350,863     196,037,865      2,798,943       255,229
Net transfers(1)                                    23,243,274      9,770,101      87,648,989      4,658,261       433,848
Transfers for policy loans                             (18,273)       (15,213)        (60,041)        (2,699)       (8,842)
Adjustments to net assets allocated
  to contracts in payout period                         (7,636)        (1,792)        (10,291)        (8,770)           --
Contract charges                                       (36,548)       (21,190)        (67,912)       (42,553)       (5,001)
Contract terminations:
    Surrender benefits                                (807,674)      (483,157)     (2,686,792)    (1,755,969)     (192,353)
    Death benefits                                    (259,011)       (77,565)     (1,065,570)      (408,412)      (42,507)
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions      56,698,712     29,522,047     279,796,248      5,238,801       440,374
--------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                     28,389,465     19,170,008      49,695,568     55,958,129     6,109,977
--------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                          $94,586,941    $52,481,800    $332,896,194    $64,028,911    $7,007,312
==========================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year              24,526,459     16,643,217      46,499,009     48,892,337     5,011,849
Contract purchase payments                          29,489,329     17,483,256     182,735,989      2,423,969       204,923
Net transfers(1)                                    19,349,693      8,278,155      81,351,289      4,093,136       354,030
Transfers for policy loans                             (15,091)       (12,829)        (55,643)        (2,227)       (7,017)
Contract charges                                       (30,819)       (18,159)        (63,218)       (36,645)       (4,033)
Contract terminations:
    Surrender benefits                                (676,521)      (408,557)     (2,497,993)    (1,503,368)     (155,020)
    Death benefits                                    (220,245)       (69,866)       (992,126)      (345,301)      (35,293)
--------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    72,422,805     41,895,217     306,977,307     53,521,901     5,369,439
==========================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
31 - IDS LIFE VARIABLE ACCOUNT 10

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         SEGREGATED ASSET SUBACCOUNTS
                                                  ---------------------------------------------------------------------------
                                                  PUT VT HEALTH      PUT VT      PUT VT INTL         PUT VT         PUT VT
                                                    SCIENCES,       INTL EQ,        NEW OPP,        NEW OPP,         VISTA,
YEAR ENDED DECEMBER 31, 2005 (CONTINUED)              CL IB          CL IB           CL IB           CL IA           CL IB
OPERATIONS
Investment income (loss) -- net                    $  (334,208)   $   499,099    $   (148,274)   $ (2,594,748)   $   (805,438)
Net realized gain (loss) on sales of investments       275,499      2,356,366      (4,888,569)    (26,100,844)     (7,160,492)
Distributions from capital gains                            --             --              --              --              --
Net change in unrealized appreciation or
  depreciation of investments                        4,937,199      6,250,490      18,793,414      52,393,351      17,866,972
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                          4,878,490      9,105,955      13,756,571      23,697,759       9,901,042
=============================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                          11,538,993      7,011,877       2,928,439       7,758,919       5,583,581
Net transfers(1)                                     2,387,204     (8,745,216)    (13,103,118)    (19,280,984)    (15,208,838)
Transfers for policy loans                              (5,456)         1,710         (39,356)        380,211         (63,104)
Adjustments to net assets allocated
  to contracts in payout period                         (3,409)        (2,254)         (7,343)       (269,378)        (12,792)
Contract charges                                       (37,787)       (59,975)        (59,443)       (276,415)        (77,280)
Contract terminations:
    Surrender benefits                              (1,073,104)    (2,034,488)     (3,671,642)    (61,042,173)     (3,940,936)
    Death benefits                                    (416,355)      (621,019)       (586,495)     (2,347,748)       (880,276)
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions      12,390,086     (4,449,365)    (14,538,958)    (75,077,568)    (14,599,645)
-----------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                     35,995,524     84,437,717      88,924,124     337,875,328     100,427,625
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                          $53,264,100    $89,094,307    $ 88,141,737    $286,495,519    $ 95,729,022
=============================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year              37,011,026     72,648,580     107,334,366     265,043,639     110,020,303
Contract purchase payments                          11,060,105      5,872,834       3,358,181       6,062,354       5,934,007
Net transfers(1)                                     2,197,127     (7,383,516)    (15,087,560)    (15,735,370)    (16,487,447)
Transfers for policy loans                              (4,392)         1,755         (45,135)        302,410         (65,589)
Contract charges                                       (36,952)       (50,505)        (68,158)       (216,217)        (83,071)
Contract terminations:
    Surrender benefits                              (1,041,397)    (1,704,860)     (4,195,585)    (47,397,734)     (4,245,667)
    Death benefits                                    (412,525)      (530,667)       (663,629)     (1,861,874)       (938,512)
-----------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    48,772,992     68,853,621      90,632,480     206,197,208      94,134,024
=============================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
32 - IDS LIFE VARIABLE ACCOUNT 10

STATEMENTS OF CHANGES IN NET ASSETS

                                                                           SEGREGATED ASSET SUBACCOUNTS
                                                   -----------------------------------------------------------------------------
                                                      RVS VP          RVS VP          RVS VP          RVS VP          RVS VP
YEAR ENDED DECEMBER 31, 2005 (CONTINUED)                BAL          CASH MGMT      CORE BOND        DIV BOND       DIV EQ INC
OPERATIONS
Investment income (loss) -- net                    $  7,545,206    $  7,875,956    $ 1,370,130    $   26,206,194    $  6,641,153
Net realized gain (loss) on sales of investments     (7,757,557)         (6,428)       (68,631)       (1,319,124)      1,451,207
Distributions from capital gains                     15,130,664              --        119,042                --      42,154,895
Net change in unrealized appreciation or
  depreciation of investments                        (1,067,962)          7,187       (882,026)      (14,215,844)     65,738,972
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                          13,850,351       7,876,715        538,515        10,671,226     115,986,227
================================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                           30,040,892     556,051,004     17,420,875       249,037,899     221,931,868
Net transfers(1)                                      9,939,385    (498,651,986)     8,986,012        80,765,231     217,209,369
Transfers for policy loans                              209,266         415,361         (5,405)          112,570        (387,239)
Adjustments to net assets allocated
  to contracts in payout period                        (682,900)       (413,344)        (1,853)         (649,315)         (4,965)
Contract charges                                       (331,006)       (287,651)       (18,669)         (490,788)       (565,852)
Contract terminations:
    Surrender benefits                              (61,182,381)    (49,089,168)    (9,901,903)      (69,255,287)    (25,030,754)
    Death benefits                                   (6,799,707)     (7,237,686)      (299,927)      (10,283,444)     (5,955,214)
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions      (28,806,451)        786,530     16,179,130       249,236,866     407,197,213
--------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                     515,992,103     468,695,162     41,656,419       835,024,959     652,523,409
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                          $501,036,003    $477,358,407    $58,374,064    $1,094,933,051  $1,175,706,849
================================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year              373,844,948     426,211,605     15,786,978       639,930,591     482,647,229
Contract purchase payments                           26,162,735     512,980,244     17,053,002       199,112,226     157,632,718
Net transfers(1)                                      5,527,945    (460,843,027)     8,767,501        62,730,709     155,491,975
Transfers for policy loans                              106,968         361,317         (5,247)           73,693        (276,625)
Contract charges                                       (242,855)       (261,294)       (18,259)         (381,999)       (403,138)
Contract terminations:
    Surrender benefits                              (39,548,608)    (42,891,092)      (973,442)      (51,113,897)    (17,847,823)
    Death benefits                                   (4,988,392)     (6,488,576)      (293,630)       (7,831,661)     (4,270,111)
--------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    360,862,741     429,069,177     40,316,903       842,519,662     772,974,225
================================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
33 - IDS LIFE VARIABLE ACCOUNT 10

STATEMENTS OF CHANGES IN NET ASSETS

                                                                            SEGREGATED ASSET SUBACCOUNTS
                                                   ----------------------------------------------------------------------------
                                                                      RVS VP          RVS VP                          RVS VP
                                                      RVS VP          GLOBAL     GLOBAL INFLATION     RVS VP         HI YIELD
YEAR ENDED DECEMBER 31, 2005 (CONTINUED)             EMER MKTS         BOND          PROT SEC           GRO            BOND
OPERATIONS
Investment income (loss) -- net                    $   (742,440)   $ 12,188,854    $  5,054,370    $ (1,195,062)   $ 50,542,885
Net realized gain (loss) on sales of investments        265,327         723,784          68,004      (2,726,461)    (13,357,287)
Distributions from capital gains                      8,964,539       1,983,995         281,462              --              --
Net change in unrealized appreciation or
  depreciation of investments                        31,885,885     (39,533,328)     (2,998,216)     24,724,212     (10,382,431)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                          40,373,311     (24,636,695)      2,405,620      20,802,689      26,803,167
===============================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                           84,612,660     105,148,080     154,757,685      89,123,405     103,216,534
Net transfers(1)                                     40,610,042      50,851,232      25,231,053      85,728,430     (47,158,281)
Transfers for policy loans                              (63,069)         17,193         (20,212)       (145,817)        (54,366)
Adjustments to net assets allocated
  to contracts in payout period                          (1,250)        (50,347)           (173)        341,335         (46,589)
Contract charges                                        (62,721)       (189,160)        (23,341)       (193,212)       (445,857)
Contract terminations:
    Surrender benefits                               (2,299,209)    (29,330,816)     (6,287,522)     (8,660,973)    (68,665,498)
    Death benefits                                     (542,443)     (3,452,011)       (195,864)     (1,958,397)     (9,467,860)
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions      122,254,010     122,994,171     173,461,626     164,234,771     (22,621,917)
-------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                      50,449,063     355,988,377      10,222,703     213,399,026     914,939,629
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                          $213,076,384    $454,345,853    $186,089,949    $398,436,486    $919,120,879
===============================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year               42,520,875     242,561,640       9,951,031     340,148,136     730,172,431
Contract purchase payments                           62,949,904      76,307,545     149,630,901     130,263,482      83,827,962
Net transfers(1)                                     31,076,926      35,627,908      24,378,576     125,726,923     (37,975,363)
Transfers for policy loans                              (51,012)          9,910         (19,470)       (219,189)        (48,881)
Contract charges                                        (46,183)       (135,471)        (22,495)       (296,814)       (357,873)
Contract terminations:
    Surrender benefits                               (1,700,143)    (20,111,839)     (6,037,356)    (13,491,941)    (52,271,318)
    Death benefits                                     (407,270)     (2,436,618)       (188,991)     (3,044,591)     (7,492,537)
-------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    134,343,097     331,823,075     177,692,196     579,086,006     715,854,421
===============================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
34 - IDS LIFE VARIABLE ACCOUNT 10

STATEMENTS OF CHANGES IN NET ASSETS

                                                                          SEGREGATED ASSET SUBACCOUNTS
                                                   --------------------------------------------------------------------------
                                                     RVS VP          RVS VP          RVS VP         RVS VP         RVS VP
YEAR ENDED DECEMBER 31, 2005 (CONTINUED)             INC OPP        INTL OPP        LG CAP EQ     LG CAP VAL     MID CAP GRO
OPERATIONS
Investment income (loss) -- net                    $ 1,355,393    $  1,040,522    $    642,906    $   108,995    $   (889,041)
Net realized gain (loss) on sales of investments        (4,360)     (3,227,859)     (7,861,500)        77,797       2,928,193
Distributions from capital gains                       245,918              --              --        377,778       5,603,103
Net change in unrealized appreciation or
  depreciation of investments                         (553,654)     44,215,130      32,493,419          2,476       1,166,565
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                          1,043,297      42,027,793      25,274,825        567,046       8,808,820
=============================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                          47,351,526      27,708,278     208,244,807      3,448,860       7,522,181
Net transfers(1)                                    12,727,168      63,156,361      (1,093,795)     2,406,085     (15,381,102)
Transfers for policy loans                              (9,039)         96,886          99,320           (690)        (12,932)
Adjustments to net assets allocated
  to contracts in payout period                           (871)       (122,930)       (257,434)         4,245          (9,478)
Contract charges                                        (8,310)       (182,560)       (283,629)        (9,382)        (88,034)
Contract terminations:
    Surrender benefits                                (376,515)    (42,254,354)    (40,944,691)      (317,375)     (3,340,936)
    Death benefits                                     (75,387)     (2,355,941)     (4,537,840)       (95,305)       (665,500)
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions      59,608,572      46,045,740     161,226,738      5,436,438     (11,975,801)
-----------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                      2,504,985     282,571,104     384,038,632     10,458,784     110,889,380
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                          $63,156,854    $370,644,637    $570,540,195    $16,462,268    $107,722,399
=============================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year               2,406,070     281,107,065     386,123,263      6,541,500      98,757,571
Contract purchase payments                          45,222,755      31,036,608     248,784,080      3,135,978       6,651,877
Net transfers(1)                                    12,097,459      64,895,807      (8,028,746)     2,177,243     (13,948,752)
Transfers for policy loans                              (8,619)         61,564          34,573           (637)        (11,398)
Contract charges                                        (7,877)       (183,409)       (287,511)        (8,518)        (77,994)
Contract terminations:
    Surrender benefits                                (353,372)    (38,725,945)    (34,928,544)      (289,249)     (2,940,300)
    Death benefits                                     (71,545)     (2,352,575)     (4,656,674)       (86,074)       (607,100)
-----------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    59,284,871     335,839,115     587,040,441     11,470,243      87,823,904
=============================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
35 - IDS LIFE VARIABLE ACCOUNT 10

STATEMENTS OF CHANGES IN NET ASSETS

                                                                             SEGREGATED ASSET SUBACCOUNTS
                                                  -----------------------------------------------------------------------------
                                                      RVS VP          RVS VP          RVS VP         RVS VP          RVS VP
PERIOD ENDED DECEMBER 31, 2005 (CONTINUED)        MID CAP VAL(3)      NEW DIM         S&P 500      SELECT VAL    SHORT DURATION
OPERATIONS
Investment income (loss) -- net                    $    18,919    $  (6,142,210)   $  1,399,421    $   (60,720)   $  7,579,803
Net realized gain (loss) on sales of investments         3,455      (49,523,779)      1,898,809         55,093      (1,289,084)
Distributions from capital gains                        39,901               --         670,406        371,892              --
Net change in unrealized appreciation or
  depreciation of investments                          996,423       43,972,499       5,743,632       (358,318)     (3,725,259)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                          1,058,698      (11,693,490)      9,712,268          7,947       2,565,460
==============================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                           4,804,511       51,850,055      34,540,678      8,194,986      57,207,520
Net transfers(1)                                    11,729,799     (411,383,743)     (5,739,355)     3,433,607     (63,040,235)
Transfers for policy loans                              (4,372)         590,383        (119,414)       (14,220)         44,776
Adjustments to net assets allocated
  to contracts in payout period                             --       (1,015,282)       (154,241)        (1,170)       (510,133)
Contract charges                                        (1,634)      (1,155,514)       (178,288)       (15,021)       (235,135)
Contract terminations:
    Surrender benefits                                 (65,876)    (162,242,297)     (8,884,766)      (375,798)    (17,565,749)
    Death benefits                                     (14,004)     (12,630,543)     (1,734,255)      (157,107)     (4,902,788)
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions      16,448,424     (535,986,941)     17,730,359     11,065,277     (29,001,744)
------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                             --     1,614,063,024    244,571,223     13,503,492     387,853,207
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                          $17,507,122    $1,066,382,593   $272,013,850    $24,576,716    $361,416,923
==============================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                      --     1,388,978,838    283,879,436      9,023,995     326,083,939
Contract purchase payments                           2,394,503        51,484,277     39,566,176      7,362,154      48,641,824
Net transfers(1)                                    10,397,207      (386,482,046)    (6,620,623)     3,063,842     (53,107,463)
Transfers for policy loans                              (3,751)          252,461       (140,951)       (12,591)         37,126
Contract charges                                        (1,423)       (1,031,865)      (206,350)       (13,479)       (198,723)
Contract terminations:
    Surrender benefits                                 (57,450)     (117,987,719)   (10,358,998)      (337,208)    (14,769,462)
    Death benefits                                     (12,513)      (11,109,471)    (2,037,161)      (140,976)     (4,153,732)
------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    12,716,573       924,104,475    304,081,529     18,945,737     302,533,509
===============================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
36 - IDS LIFE VARIABLE ACCOUNT 10

STATEMENTS OF CHANGES IN NET ASSETS


                                                                             SEGREGATED ASSET SUBACCOUNTS
                                                   --------------------------------------------------------------------------------
                                                                                                                      LM PTNRS
                                                      RVS VP          RVS VP          RVS VP           ROYCE           VAR SM
PERIOD ENDED DECEMBER 31, 2005 (CONTINUED)          SM CAP ADV      SM CAP VAL     STRATEGY AGGR     MICRO-CAP    CAP GRO, CL II(2)
OPERATIONS
Investment income (loss) -- net                    $ (1,569,526)   $ (1,947,453)   $ (1,788,382)   $   (412,585)      $    (86)
Net realized gain (loss) on sales of investments      3,849,428         706,446     (48,776,490)      5,595,095            147
Distributions from capital gains                     23,430,623      24,805,317              --       2,010,887          6,501
Net change in unrealized appreciation or
  depreciation of investments                       (18,677,790)     (5,638,419)     62,382,895       5,112,180         (5,790)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                           7,032,735      17,925,891      11,818,023      12,305,577            772
===================================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                           16,093,478     118,568,963       6,765,293       3,141,221         54,212
Net transfers(1)                                    (18,127,446)     (8,851,554)    (28,478,724)    (17,731,827)        55,517
Transfers for policy loans                              (52,489)       (130,269)        121,614         (66,632)            --
Adjustments to net assets allocated
  to contracts in payout period                         (23,791)        (21,746)       (252,826)       (124,032)            --
Contract charges                                       (125,568)       (232,194)       (150,384)        (42,894)            (1)
Contract terminations:
    Surrender benefits                               (6,646,523)     (8,931,998)    (25,681,865)     (5,301,784)          (155)
    Death benefits                                   (1,403,874)     (1,607,266)     (1,906,259)       (803,347)            --
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions      (10,286,213)     98,793,936     (49,583,151)    (20,929,295)       109,573
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                     187,180,855     254,207,341     203,338,060     137,329,018             --
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                          $183,927,377    $370,927,168    $165,572,932    $128,705,300       $110,345
===================================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year              122,817,518     168,145,266     222,702,207      54,526,234             --
Contract purchase payments                           10,763,167      79,036,855       7,986,746       1,248,653         50,730
Net transfers(1)                                    (11,981,198)     (5,602,079)    (34,177,278)     (7,100,797)        53,637
Transfers for policy loans                              (34,860)        (86,704)        114,286         (26,804)            --
Contract charges                                        (83,256)       (154,312)       (167,334)        (17,121)            (1)
Contract terminations:
    Surrender benefits                               (4,424,654)     (5,923,401)    (26,005,670)     (2,101,239)            --
    Death benefits                                     (920,991)     (1,082,966)     (2,172,372)       (323,712)            --
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    116,135,726     234,332,659     168,280,585      46,205,214        104,366
===================================================================================================================================


See accompanying notes to financial statements.

--------------------------------------------------------------------------------
37 - IDS LIFE VARIABLE ACCOUNT 10

STATEMENTS OF CHANGES IN NET ASSETS


                                                                             SEGREGATED ASSET SUBACCOUNTS
                                                   ---------------------------------------------------------------------------
                                                                     VANK LIT
                                                     THIRD AVE       COMSTOCK,      WANGER INTL     WANGER U.S.     WF ADV VT
YEAR ENDED DECEMBER 31, 2005 (CONTINUED)                VAL            CL II          SM CAP           SM CO       ASSET ALLOC
OPERATIONS
Investment income (loss) -- net                    $    792,387    $   (945,725)   $      3,037    $ (5,881,944)   $ 1,149,624
Net realized gain (loss) on sales of investments      4,391,781          25,869         149,263         333,254        808,896
Distributions from capital gains                      3,689,944       4,363,998              --              --      2,053,725
Net change in unrealized appreciation or
  depreciation of investments                        13,746,849      12,889,870      78,663,844      77,650,370       (172,128)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                          22,620,961      16,334,012      78,816,144      72,101,680      3,840,117
==============================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                            3,994,824     318,117,418     132,653,626     163,267,333      3,672,044
Net transfers(1)                                     (1,046,659)     38,832,269      58,793,805      37,803,467      5,319,107
Transfers for policy loans                              (88,844)       (100,849)       (187,755)       (225,632)        11,513
Adjustments to net assets allocated
  to contracts in payout period                         (37,247)         (3,229)       (129,105)        (79,666)        12,778
Contract charges                                        (55,985)       (134,733)       (240,917)       (437,598)       (67,415)
Contract terminations:
    Surrender benefits                               (6,218,459)     (2,872,625)    (10,836,707)    (19,394,263)    (4,321,503)
    Death benefits                                   (1,094,962)     (1,002,175)     (1,795,901)     (4,000,534)    (1,019,531)
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions       (4,547,332)    352,836,076     178,257,046     176,933,107      3,606,993
------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                     168,557,735      87,004,594     282,033,643     579,332,166     89,406,253
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                          $186,631,364    $456,174,682    $539,106,833    $828,366,953    $96,853,363
==============================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year               66,586,567      75,663,646     201,339,634     368,407,413     80,917,530
Contract purchase payments                            1,532,395     278,152,667      86,330,476     101,844,726      3,301,562
Net transfers(1)                                       (396,567)     34,151,254      39,127,587      23,314,554      4,840,662
Transfers for policy loans                              (33,005)        (87,950)       (123,239)       (139,131)        10,083
Contract charges                                        (21,562)       (116,666)       (157,953)       (271,679)       (60,462)
Contract terminations:
    Surrender benefits                               (2,383,826)     (2,496,182)     (7,165,985)    (11,936,882)    (3,869,174)
    Death benefits                                     (417,902)       (870,678)     (1,196,045)     (2,466,879)      (921,700)
------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                     64,866,100     384,396,091     318,154,475     478,752,122     84,218,501
==============================================================================================================================


See accompanying notes to financial statements.

--------------------------------------------------------------------------------
38 - IDS LIFE VARIABLE ACCOUNT 10

STATEMENTS OF CHANGES IN NET ASSETS


                                                         SEGREGATED ASSET SUBACCOUNTS
                                                   -----------------------------------------
                                                     WF ADV VT     WF ADV VT     WF ADV VT
YEAR ENDED DECEMBER 31, 2005 (CONTINUED)             INTL CORE        OPP        SM CAP GRO
OPERATIONS
Investment income (loss) -- net                    $   194,636    $  (792,245)   $  (314,807)
Net realized gain (loss) on sales of investments       732,694      2,567,894      1,284,200
Distributions from capital gains                       510,086             --             --
Net change in unrealized appreciation or
  depreciation of investments                          157,961      4,467,316        714,220
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                          1,595,377      6,242,965      1,683,613
============================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                             609,061     11,162,668      1,908,393
Net transfers(1)                                    (2,193,503)    (9,957,654)    (4,502,232)
Transfers for policy loans                              (3,729)       (34,417)       (14,933)
Adjustments to net assets allocated
  to contracts in payout period                             --         (7,403)         1,388
Contract charges                                       (13,843)       (74,090)       (29,856)
Contract terminations:
    Surrender benefits                                (585,748)    (2,934,625)    (1,169,826)
    Death benefits                                     (90,343)      (407,110)      (154,039)
--------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions      (2,278,105)    (2,252,631)    (3,961,105)
--------------------------------------------------------------------------------------------
Net assets at beginning of year                     19,596,148     91,971,612     39,748,425
--------------------------------------------------------------------------------------------
Net assets at end of year                          $18,913,420    $95,961,946    $37,470,933
============================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year              19,728,058     80,224,787     42,675,340
Contract purchase payments                             602,948      9,683,469      2,046,827
Net transfers(1)                                    (2,099,725)    (8,656,676)    (5,071,379)
Transfers for policy loans                              (3,636)       (29,803)       (15,089)
Contract charges                                       (13,614)       (64,052)       (32,649)
Contract terminations:
    Surrender benefits                                (577,196)    (2,523,374)    (1,293,726)
    Death benefits                                     (88,315)      (354,403)      (169,979)
--------------------------------------------------------------------------------------------
Units outstanding at end of year                    17,548,520     78,279,948     38,139,345
============================================================================================


(1)  Includes transfer activity from (to) other subaccounts and transfers from
     (to) IDS Life's fixed account.
(2)  For the period Nov. 1, 2005 (commencement of operations) to Dec. 31, 2005.
(3)  For the period May 2, 2005 (commencement of operations) to Dec. 31, 2005.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
39 - IDS LIFE VARIABLE ACCOUNT 10

STATEMENTS OF CHANGES IN NET ASSETS


                                                                        SEGREGATED ASSET SUBACCOUNTS
                                                   ------------------------------------------------------------------------
                                                   AIM VI CAP      AIM VI CAP    AIM VI CAP     AIM VI CAP     AIM VI CORE
YEAR ENDED DECEMBER 31, 2004                       APPR, SER I    APPR, SER II   DEV, SER I     DEV, SER II     EQ, SER I
OPERATIONS
Investment income (loss) -- net                    $  (640,514)   $  (399,010)   $  (465,418)   $  (266,313)   $ (1,737,496)
Net realized gain (loss) on sales of investments    (3,697,581)        48,925        228,391        210,531         526,759
Distributions from capital gains                            --             --             --             --              --
Net change in unrealized appreciation or
  depreciation of investments                        8,601,381      4,053,514      7,620,656      4,848,211      43,215,452
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                          4,263,286      3,703,429      7,383,629      4,792,429      42,004,715
===========================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                           3,053,791     22,001,001      1,511,697     11,006,777      14,330,856
Net transfers(1)                                    (2,075,689)    11,910,446     (2,457,919)     6,388,958     (15,715,664)
Transfers for policy loans                             (87,887)       (32,392)       (30,735)       (14,801)        524,392
Adjustments to net assets allocated
  to contracts in payout period                         (8,629)        (1,529)        (3,563)        (3,376)       (404,000)
Contract charges                                       (47,667)       (32,583)       (26,467)       (19,721)       (415,754)
Contract terminations:
    Surrender benefits                              (2,507,221)    (1,010,658)    (1,770,607)      (373,219)    (46,263,413)
    Death benefits                                    (701,992)      (253,983)      (442,292)      (276,574)     (5,246,578)
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions      (2,375,294)    32,580,302     (3,219,886)    16,708,044     (53,190,161)
---------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                     76,359,575     32,606,965     53,705,638     21,115,778     593,290,807
---------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                          $78,247,567    $68,890,696    $57,869,381    $42,616,251    $582,105,361
===========================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year              89,596,127     34,678,535     41,077,334     20,527,278     385,661,996
Contract purchase payments                           3,596,889     23,279,167      1,118,295     10,369,334       9,199,731
Net transfers(1)                                    (2,412,320)    12,701,588     (1,864,248)     5,991,955     (10,332,539)
Transfers for policy loans                            (104,594)       (35,190)       (22,048)       (14,476)        338,950
Contract charges                                       (56,237)       (34,874)       (19,619)       (18,595)       (267,975)
Contract terminations:
    Surrender benefits                              (2,965,645)    (1,080,785)    (1,312,319)      (349,790)    (29,659,806)
---------------------------------------------------------------------------------------------------------------------------
    Death benefits                                    (831,861)      (268,217)      (329,746)      (261,374)     (3,373,998)
---------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    86,822,359     69,240,224     38,647,649     36,244,332     351,566,359
===========================================================================================================================


See accompanying notes to financial statements.

--------------------------------------------------------------------------------
40 - IDS LIFE VARIABLE ACCOUNT 10

STATEMENTS OF CHANGES IN NET ASSETS


                                                                        SEGREGATED ASSET SUBACCOUNTS
                                                   -------------------------------------------------------------------------
                                                                                                   AB VPS          AB VPS
                                                     AIM VI       AIM VI FIN        AIM VI       GRO & INC,       INTL VAL,
YEAR ENDED DECEMBER 31, 2004 (CONTINUED)           DYN, SER I     SERV, SER I    TECH, SER I        CL B            CL B
OPERATIONS
Investment income (loss) -- net                    $  (148,082)   $   (11,654)   $  (124,562)   $   (295,672)   $   (652,673)
Net realized gain (loss) on sales of investments       474,871        255,857         22,845         254,384          93,031
Distributions from capital gains                            --             --             --              --         284,870
Net change in unrealized appreciation or
  depreciation of investments                        1,630,175      1,239,726        956,043      21,507,374      35,982,856
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                          1,956,964      1,483,929        854,326      21,466,086      35,708,084
============================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                           1,803,020      4,117,218      3,829,305      54,403,186      55,761,059
Net transfers(1)                                    (2,285,222)       275,231      4,029,349      27,796,257      42,457,545
Transfers for policy loans                             (14,646)          (250)       (18,101)        (84,824)        (53,202)
Adjustments to net assets allocated
  to contracts in payout period                         (2,157)        (1,069)            --         (16,857)         (8,104)
Contract charges                                       (16,618)       (18,541)       (14,790)       (142,824)        (88,034)
Contract terminations:
    Surrender benefits                                (471,714)      (444,632)      (399,752)     (4,241,633)     (2,373,299)
    Death benefits                                    (388,459)       (81,958)       (65,473)     (1,089,484)       (504,102)
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions      (1,375,796)     3,845,999      7,360,538      76,623,821      95,191,863
----------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                     17,088,543     16,817,516     10,251,594     151,662,546      90,421,920
----------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                          $17,669,711    $22,147,444    $18,466,458    $249,752,453    $221,321,867
============================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year              19,140,470     15,906,860     14,614,535     154,063,892      68,729,783
Contract purchase payments                           1,965,313      3,811,073      5,540,010      53,813,111      39,523,043
Net transfers(1)                                    (2,540,465)       238,020      5,944,540      27,447,751      29,645,524
Transfers for policy loans                             (16,601)          (279)       (27,741)        (84,530)        (38,349)
Contract charges                                       (18,224)       (17,174)       (22,109)       (141,750)        (62,587)
Contract terminations:
    Surrender benefits                                (520,738)      (417,221)      (600,285)     (4,196,609)     (1,673,175)
    Death benefits                                    (425,461)       (77,649)       (97,168)     (1,074,292)       (354,525)
----------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    17,584,294     19,443,630     25,351,782     229,827,573     135,769,714
============================================================================================================================


See accompanying notes to financial statements.

--------------------------------------------------------------------------------
41 - IDS LIFE VARIABLE ACCOUNT 10

STATEMENTS OF CHANGES IN NET ASSETS

                                                                          SEGREGATED ASSET SUBACCOUNTS
                                                   -------------------------------------------------------------------------
                                                       AC VP          AC VP
                                                       INTL,          INTL,          AC VP           AC VP       CALVERT VS
YEAR ENDED DECEMBER 31, 2004 (CONTINUED)               CL I           CL II        VAL, CL I      VAL, CL II     SOCIAL BAL
OPERATIONS
Investment income (loss) -- net                    $  (155,723)   $  (263,992)   $ (1,291,295)   $   (279,106)   $   384,842
Net realized gain (loss) on sales of investments    (1,519,611)       113,313       2,476,814         201,419         90,022
Distributions from capital gains                            --             --       4,804,401       1,416,342             --
Net change in unrealized appreciation or
  depreciation of investments                        8,417,745      7,720,183      74,288,626      26,940,452      2,248,730
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                          6,742,411      7,569,504      80,278,546      28,279,107      2,723,594
============================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                           1,734,986     15,328,621      15,454,777      60,736,216      7,640,686
Net transfers(1)                                     1,151,296      7,470,990      81,862,344      28,044,896      4,029,404
Transfers for policy loans                             (11,362)       (26,425)        228,083         (81,235)       (27,907)
Adjustments to net assets allocated
  to contracts in payout period                         (3,981)        (5,913)        (31,502)        (29,858)        (2,765)
Contract charges                                       (21,254)       (34,287)       (285,019)       (154,932)       (27,489)
Contract terminations:
    Surrender benefits                              (1,183,258)      (858,494)    (45,954,032)     (4,568,303)      (979,595)
    Death benefits                                    (327,490)      (174,286)     (5,683,884)     (1,494,856)      (166,727)
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions       1,338,937     21,700,206      45,590,767      82,451,928     10,465,607
----------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                     47,110,245     37,679,534     587,978,368     161,582,569     29,106,929
----------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                          $55,191,593    $66,949,244    $713,847,681    $272,313,604    $42,296,130
============================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year              57,922,907     40,970,806     324,528,281     141,162,933     31,464,149
Contract purchase payments                           2,076,991     16,130,771       8,456,988      51,020,734      7,969,294
Net transfers(1)                                     1,407,584      7,815,095      41,283,491      23,345,252      4,274,149
Transfers for policy loans                             (13,596)       (27,898)         89,275         (67,870)       (29,351)
Contract charges                                       (25,531)       (36,276)       (150,001)       (129,892)       (29,039)
Contract terminations:
    Surrender benefits                              (1,419,225)      (913,962)    (22,948,560)     (3,808,956)    (1,034,180)
    Death benefits                                    (394,643)      (183,001)     (3,065,444)     (1,257,129)      (179,874)
----------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    59,554,487     63,755,535     348,194,030     210,265,072     42,435,148
============================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
42 - IDS LIFE VARIABLE ACCOUNT 10

STATEMENTS OF CHANGES IN NET ASSETS

                                                                          SEGREGATED ASSET SUBACCOUNTS
                                                  ------------------------------------------------------------------------
                                                                                                    EG VA          EG VA
                                                  COL HI YIELD,   CS MID-CAP       CS SM CAP     FUNDAMENTAL     INTL EQ,
PERIOD ENDED DECEMBER 31, 2004 (CONTINUED)         VS CL B(2)          GRO            GRO        LG CAP, CL 2     CL 2(2)
OPERATIONS
Investment income (loss) -- net                    $ 1,051,796    $  (312,351)   $ (5,142,429)   $    36,284    $   54,869
Net realized gain (loss) on sales of investments         4,039     (1,066,403)     (4,722,722)        69,532         7,824
Distributions from capital gains                            --             --              --             --            --
Net change in unrealized appreciation or
  depreciation of investments                          142,539      5,445,925      45,523,163      1,498,341       962,078
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                          1,198,374      4,067,171      35,658,012      1,604,157     1,024,771
==========================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                          26,564,606      1,151,677       9,078,883      2,982,641     7,052,816
Net transfers(1)                                     8,448,358     (4,172,796)      3,621,513      1,823,844     1,648,622
Transfers for policy loans                              (6,539)       (26,166)        261,134         (5,261)       (9,493)
Adjustments to net assets allocated
  to contracts in payout period                             --         (5,296)        (75,459)        (3,309)           --
Contract charges                                            --        (22,462)       (221,875)       (16,613)           --
Contract terminations:
    Surrender benefits                                (140,474)    (1,175,989)    (32,681,462)      (439,776)      (32,536)
    Death benefits                                    (173,755)      (284,950)     (3,049,537)      (144,061)           --
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions      34,692,196     (4,535,982)    (23,066,803)     4,197,465     8,659,409
--------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                             --     37,126,122     402,465,065     16,343,027            --
--------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                          $35,890,570    $36,657,311    $415,056,274    $22,144,649    $9,684,180
==========================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                      --     34,940,271     313,369,549     18,707,429            --
Contract purchase payments                          26,108,452      1,047,146       6,919,328      3,394,667     6,884,568
Net transfers(1)                                     8,194,801     (3,836,710)      2,189,545      2,047,987     1,606,204
Transfers for policy loans                              (6,410)       (23,113)        201,743         (5,238)       (9,012)
Contract charges                                            --        (20,436)       (170,618)       (19,019)           --
Contract terminations:
    Surrender benefits                                (130,419)    (1,080,555)    (25,115,344)      (508,008)      (31,731)
    Death benefits                                    (168,211)      (268,716)     (2,324,148)      (169,971)           --
--------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    33,998,213     30,757,887     295,070,055     23,447,847     8,450,029
==========================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
43 - IDS LIFE VARIABLE ACCOUNT 10

STATEMENTS OF CHANGES IN NET ASSETS

                                                                            SEGREGATED ASSET SUBACCOUNTS
                                                   ---------------------------------------------------------------------------
                                                     FID VIP         FID VIP          FID VIP        FID VIP         FID VIP
                                                    GRO & INC,      GRO & INC,        MID CAP,       MID CAP,       OVERSEAS,
YEAR ENDED DECEMBER 31, 2004 (CONTINUED)              SERV CL        SERV CL 2        SERV CL        SERV CL 2       SERV CL
OPERATIONS
Investment income (loss) -- net                    $   (158,702)   $   (684,487)   $ (2,568,022)   $ (3,409,546)   $    70,494
Net realized gain (loss) on sales of investments       (983,109)        170,486       2,259,485         142,015       (266,357)
Distributions from capital gains                             --              --              --              --             --
Net change in unrealized appreciation or
  depreciation of investments                        12,313,008      17,261,870      67,189,559      98,925,700      9,142,630
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                          11,171,197      16,747,869      66,881,022      95,658,169      8,946,767
==============================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                            7,895,216      94,622,179       9,580,767     140,097,486      2,838,869
Net transfers(1)                                      6,733,524      40,325,016      19,092,453      70,349,085     17,191,895
Transfers for policy loans                              (87,429)        (83,709)       (161,278)       (243,439)       (13,795)
Adjustments to net assets allocated
  to contracts in payout period                         (42,111)        (45,780)        (61,663)        (23,533)       (12,630)
Contract charges                                       (107,334)       (220,167)       (145,288)       (269,835)       (28,709)
Contract terminations:
    Surrender benefits                               (7,768,721)     (6,107,831)     (9,005,546)     (8,265,017)    (2,100,395)
    Death benefits                                   (1,873,579)     (1,806,180)     (2,040,258)     (1,921,070)      (375,945)
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions        4,749,566     126,683,528      17,259,187     199,723,677     17,499,290
------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                     225,087,099     231,685,669     268,769,489     262,747,698     57,248,908
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                          $241,007,862    $375,117,066    $352,909,698    $558,129,544    $83,694,965
==============================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year              245,972,419     228,595,699     138,655,203     207,277,037     66,233,708
Contract purchase payments                            8,642,842      93,590,550       4,665,927     104,784,289      3,271,492
Net transfers(1)                                      7,302,151      39,430,591       9,280,439      52,323,437     19,510,936
Transfers for policy loans                              (95,982)        (83,181)        (78,963)       (182,634)       (15,639)
Contract charges                                       (117,332)       (218,009)        (70,710)       (199,149)       (32,615)
Contract terminations:
    Surrender benefits                               (8,509,870)     (6,041,701)     (4,352,320)     (6,101,393)    (2,405,993)
    Death benefits                                   (2,059,381)     (1,794,839)       (986,875)     (1,409,416)      (429,894)
------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    251,134,847     353,479,110     147,112,701     356,492,171     86,131,995
==============================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
44 - IDS LIFE VARIABLE ACCOUNT 10

STATEMENTS OF CHANGES IN NET ASSETS

                                                                             SEGREGATED ASSET SUBACCOUNTS
                                                   ----------------------------------------------------------------------------
                                                      FID VIP      FTVIPT FRANK    FTVIPT FRANK   FTVIPT MUTUAL     FTVIPT TEMP
                                                     OVERSEAS,       REAL EST,        SM CAP          SHARES         DEV MKTS
YEAR ENDED DECEMBER 31, 2004 (CONTINUED)             SERV CL 2          CL 2         VAL, CL 2       SEC, CL 2       SEC, CL 1
OPERATIONS
Investment income (loss) -- net                    $   (138,859)   $  3,857,542    $ (1,174,550)   $   (115,561)   $  1,356,930
Net realized gain (loss) on sales of investments         70,493         417,885         291,691         110,880        (223,694)
Distributions from capital gains                             --         548,146              --              --              --
Net change in unrealized appreciation or
  depreciation of investments                        15,273,162     109,406,731      38,543,791      11,030,710      44,077,374
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                          15,204,796     114,230,304      37,660,932      11,026,029      45,210,610
===============================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                           43,117,010      92,441,491      36,363,690      31,913,758       4,583,722
Net transfers(1)                                     29,950,049      43,795,134      20,015,156      15,441,017      16,379,824
Transfers for policy loans                              (40,169)       (152,091)        (59,532)        (28,742)        159,371
Adjustments to net assets allocated
  to contracts in payout period                         (10,126)        (64,315)         (9,620)        (35,664)        (35,910)
Contract charges                                        (58,921)       (223,866)       (100,804)        (57,440)       (127,303)
Contract terminations:
    Surrender benefits                               (1,921,754)    (10,730,393)     (3,910,286)     (1,916,890)    (17,764,751)
    Death benefits                                     (597,510)     (3,046,932)     (1,133,510)       (570,233)     (1,434,279)
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions       70,438,579     122,019,028      51,165,094      44,745,806       1,760,674
-------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                      62,226,819     296,754,424     135,426,075      62,600,978     193,809,275
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                          $147,870,194    $533,003,756    $224,252,101    $118,372,813    $240,780,559
===============================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year               58,123,519     166,493,008      87,363,303      58,929,248     272,504,410
Contract purchase payments                           39,755,536      49,110,153      22,455,545      29,205,759       6,142,294
Net transfers(1)                                     27,477,856      22,459,645      11,855,770      14,089,446      21,323,559
Transfers for policy loans                              (37,154)        (79,988)        (37,026)        (26,693)        214,585
Contract charges                                        (54,105)       (115,228)        (61,091)        (52,632)       (171,494)
Contract terminations:
    Surrender benefits                               (1,778,685)     (5,423,212)     (2,322,582)     (1,751,119)    (23,498,505)
    Death benefits                                     (557,565)     (1,563,586)       (688,129)       (523,330)     (1,929,023)
-------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    122,929,402     230,880,792     118,565,790      99,870,679     274,585,826
===============================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
45 - IDS LIFE VARIABLE ACCOUNT 10

STATEMENTS OF CHANGES IN NET ASSETS


                                                                          SEGREGATED ASSET SUBACCOUNTS
                                                   -------------------------------------------------------------------------
                                                   FTVIPT TEMP       GS VIT         GS VIT          GS VIT       JANUS ASPEN
                                                     FOR SEC,      STRUCTD SM       STRUCTD         MID CAP     GLOBAL TECH,
YEAR ENDED DECEMBER 31, 2004 (CONTINUED)               CL 2          CAP EQ         U.S. EQ           VAL            SERV
OPERATIONS
Investment income (loss) -- net                    $    58,756    $  (291,246)   $    957,540    $   (546,429)  $   (206,860)
Net realized gain (loss) on sales of investments       150,564      1,303,981          17,313         249,226     (3,203,997)
Distributions from capital gains                            --      2,037,159              --      37,963,658             --
Net change in unrealized appreciation or
  depreciation of investments                        5,433,284      3,053,882      25,856,016      42,312,887      3,197,033
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                          5,642,604      6,103,776      26,830,869      79,979,342       (213,824)
============================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                           1,137,692        991,371      41,186,099      68,429,617      1,914,090
Net transfers(1)                                     8,832,282     (3,758,123)     43,093,338      52,432,656     (2,939,827)
Transfers for policy loans                              (5,069)       (15,334)        (55,532)       (184,629)       (14,833)
Adjustments to net assets allocated
  to contracts in payout period                        (10,679)        (1,628)        (32,227)        (44,902)        (1,474)
Contract charges                                       (11,460)       (18,342)        (98,188)       (205,308)       (24,107)
Contract terminations:
    Surrender benefits                                (747,972)    (1,460,255)     (4,378,303)     (8,159,755)      (806,922)
    Death benefits                                    (210,136)      (302,856)     (1,707,279)     (2,392,310)      (153,840)
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions       8,984,658     (4,565,167)     78,007,908     109,875,369     (2,026,913)
----------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                     26,414,631     43,240,220     146,764,984     261,988,426     26,414,643
----------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                          $41,041,893    $44,778,829    $251,603,761    $451,843,137   $ 24,173,906
============================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year              24,004,481     29,915,980     169,761,645     162,339,005     71,812,097
Contract purchase payments                             989,760        659,185      44,317,144      40,196,741      5,250,941
Net transfers(1)                                     7,499,429     (2,515,003)     46,738,683      29,693,145     (8,456,187)
Transfers for policy loans                              (4,403)       (10,522)        (62,479)       (103,252)       (39,263)
Contract charges                                        (9,927)       (12,179)       (108,169)       (117,848)       (69,153)
Contract terminations:
    Surrender benefits                                (649,428)      (975,204)     (4,864,938)     (4,615,844)    (2,328,360)
    Death benefits                                    (178,445)      (202,850)     (1,903,400)     (1,373,563)      (383,090)
----------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    31,651,467     26,859,407     253,878,486     226,018,384     65,786,985
============================================================================================================================


See accompanying notes to financial statements.

--------------------------------------------------------------------------------
46 - IDS LIFE VARIABLE ACCOUNT 10

STATEMENTS OF CHANGES IN NET ASSETS

                                                                           SEGREGATED ASSET SUBACCOUNTS
                                                   ----------------------------------------------------------------------------
                                                   JANUS ASPEN     JANUS ASPEN        LAZARD          MFS INV          MFS
                                                     INTL GRO,     MID CAP GRO        RETIRE         GRO STOCK,      NEW DIS,
YEAR ENDED DECEMBER 31, 2004 (CONTINUED)               SERV            SERV           INTL EQ         SERV CL        SERV CL
OPERATIONS
Investment income (loss) -- net                    $    (14,493)   $   (277,576)   $   (406,162)   $   (974,680)   $ (1,053,729)
Net realized gain (loss) on sales of investments     (1,502,505)     (4,805,699)        418,154        (966,901)       (309,601)
Distributions from capital gains                             --              --              --              --              --
Net change in unrealized appreciation or
  depreciation of investments                        16,805,361      10,920,933      18,904,327      11,317,936       7,566,711
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                          15,288,363       5,837,658      18,916,319       9,376,355       6,203,381
===============================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                            5,475,868       1,726,576      29,521,230      21,913,445      18,808,276
Net transfers(1)                                    (10,117,127)     (6,514,777)     14,291,040      (3,262,306)    (12,056,663)
Transfers for policy loans                              (40,171)        (32,945)        (43,557)        (35,887)        (59,999)
Adjustments to net assets allocated
  to contracts in payout period                          (9,154)         (1,346)        (26,925)        (13,306)        (16,451)
Contract charges                                        (61,525)        (30,610)        (68,474)        (71,857)        (83,908)
Contract terminations:
    Surrender benefits                               (2,634,023)     (1,138,282)     (3,105,206)     (2,842,480)     (3,048,623)
    Death benefits                                     (458,256)       (181,226)     (1,202,515)       (897,270)       (867,921)
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions       (7,844,388)     (6,172,610)     39,365,593      14,790,339       2,674,711
-------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                      92,187,531      34,433,521     102,535,153     103,233,592     119,207,145
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                          $ 99,631,506    $ 34,098,569    $160,817,065    $127,400,286    $128,085,237
===============================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year              152,636,050      85,735,607     123,055,609     172,321,885     146,403,867
Contract purchase payments                            8,569,964       4,161,033      34,050,282      35,325,971      23,066,981
Net transfers(1)                                    (16,310,217)    (15,553,204)     16,246,138      (5,881,804)    (15,275,661)
Transfers for policy loans                              (65,467)        (78,879)        (51,208)        (60,063)        (73,895)
Contract charges                                        (98,182)        (72,930)        (79,638)       (118,899)       (104,873)
Contract terminations:
    Surrender benefits                               (4,215,074)     (2,700,552)     (3,617,534)     (4,729,069)     (3,831,976)
    Death benefits                                     (728,721)       (432,148)     (1,395,882)     (1,427,993)     (1,109,302)
-------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    139,788,353      71,058,927     168,207,767     195,430,028     149,075,141
===============================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
47 - IDS LIFE VARIABLE ACCOUNT 10

STATEMENTS OF CHANGES IN NET ASSETS

                                                                          SEGREGATED ASSET SUBACCOUNTS
                                                  --------------------------------------------------------------------------
                                                       MFS            MFS           OPPEN       OPPEN MAIN        OPPEN
                                                  TOTAL RETURN,    UTILITIES,    GLOBAL SEC      ST SM CAP    STRATEGIC BOND
PERIOD ENDED DECEMBER 31, 2004 (CONTINUED)          SERV CL(2)      SERV CL      VA, SERV(2)    VA, SERV(2)    VA, SERV(2)
OPERATIONS
Investment income (loss) -- net                   $    (29,969)   $   152,074    $   (78,756)   $   (64,985)  $      (52,862)
Net realized gain (loss) on sales of investments         2,666        217,593          2,822         (1,282)          19,201
Distributions from capital gains                            --             --             --             --               --
Net change in unrealized appreciation or
  depreciation of investments                        1,747,939     12,349,971      3,484,909      2,340,218        2,223,933
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                          1,720,636     12,719,638      3,408,975      2,273,951        2,190,272
============================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                          21,308,342     13,859,353     20,113,707     13,389,062       40,240,819
Net transfers(1)                                     5,844,279      7,528,345      4,963,093      3,623,127        7,459,708
Transfers for policy loans                              (2,294)       (35,259)       (11,696)        (7,062)          (3,001)
Adjustments to net assets allocated
  to contracts in payout period                         (3,474)       (12,016)        (2,897)           (39)          (2,238)
Contract charges                                            --        (30,781)            --             --               --
Contract terminations:
    Surrender benefits                                (107,768)    (1,251,705)       (64,060)       (60,364)        (153,842)
    Death benefits                                          --       (272,981)       (17,657)       (48,667)         (36,150)
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions      27,039,085     19,784,956     24,980,490     16,896,057       47,505,296
----------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                             --     31,692,977             --             --               --
----------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                          $28,759,721    $64,197,571    $28,389,465    $19,170,008   $   49,695,568
============================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                      --     33,750,603             --             --               --
Contract purchase payments                          20,796,985     13,329,124     19,922,002     13,234,450       39,490,524
Net transfers(1)                                     5,549,636      7,255,084      4,695,700      3,523,948        7,191,284
Transfers for policy loans                              (2,239)       (35,787)       (11,953)        (7,223)          (3,027)
Contract charges                                            --        (29,863)            --             --               --
Contract terminations:
    Surrender benefits                                (102,647)    (1,203,961)       (61,716)       (57,739)        (144,752)
    Death benefits                                          --       (273,544)       (17,574)       (50,219)         (35,020)
----------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    26,241,735     52,791,656     24,526,459     16,643,217       46,499,009
============================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
48 - IDS LIFE VARIABLE ACCOUNT 10

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        SEGREGATED ASSET SUBACCOUNTS
                                                   -----------------------------------------------------------------------
                                                    PIONEER EQ      PIONEER    PUT VT HEALTH      PUT VT      PUT VT INTL
                                                     INC VCT,     EUROPE VCT,    SCIENCES,       INTL EQ,       NEW OPP,
YEAR ENDED DECEMBER 31, 2004 (CONTINUED)              CL II          CL II         CL IB          CL IB          CL IB
OPERATIONS
Investment income (loss) -- net                    $   600,248    $   (9,929)   $  (217,416)   $   435,001    $    145,038
Net realized gain (loss) on sales of investments       384,138        95,785        139,936      1,171,208      (9,105,804)
Distributions from capital gains                            --            --             --             --              --
Net change in unrealized appreciation or
  depreciation of investments                        6,073,072       761,903      2,139,930      9,558,457      18,991,209
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                          7,057,458       847,759      2,062,450     11,164,666      10,030,443
==========================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                           5,108,212       728,644      6,724,326     10,511,984       3,989,567
Net transfers(1)                                     2,868,290       567,029        272,151     (5,683,731)    (15,607,770)
Transfers for policy loans                               1,100        (2,139)       (15,856)        (3,458)        (76,097)
Adjustments to net assets allocated
  to contracts in payout period                         (8,068)           --         (2,317)        (1,543)         25,876
Contract charges                                       (33,652)       (3,508)       (31,146)       (55,174)        (68,596)
Contract terminations:
    Surrender benefits                                (922,044)      (89,306)      (929,155)    (1,568,107)     (3,169,519)
    Death benefits                                    (390,248)      (30,776)      (213,007)      (595,423)       (770,232)
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions       6,623,590     1,169,944      5,804,996      2,604,548     (15,676,771)
--------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                     42,277,081     4,092,274     28,128,078     70,668,503      94,570,452
--------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                          $55,958,129    $6,109,977    $35,995,524    $84,437,717    $ 88,924,124
==========================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year              42,477,097     3,936,545     30,752,878     70,061,727     128,359,678
Contract purchase payments                           4,975,152       674,738      7,308,123     10,122,904       5,319,344
Net transfers(1)                                     2,728,009       517,971        241,004     (5,383,084)    (20,881,836)
Transfers for policy loans                                 852        (2,011)       (17,299)        (3,568)       (103,323)
Contract charges                                       (32,496)       (3,265)       (34,050)       (53,507)        (91,669)
Contract terminations:
    Surrender benefits                                (881,970)      (83,320)    (1,004,207)    (1,516,289)     (4,238,246)
    Death benefits                                    (374,307)      (28,809)      (235,423)      (579,603)     (1,029,582)
--------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    48,892,337     5,011,849     37,011,026     72,648,580     107,334,366
==========================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
49 - IDS LIFE VARIABLE ACCOUNT 10

STATEMENTS OF CHANGES IN NET ASSETS

                                                                            SEGREGATED ASSET SUBACCOUNTS
                                                ---------------------------------------------------------------------------------
                                                    PUT VT          PUT VT
                                                   NEW OPP,          VISTA,          RVS VP            RVS VP          RVS VP
PERIOD ENDED DECEMBER 31, 2004 (CONTINUED)          CL IA            CL IB             BAL           CASH MGMT      CORE BOND(2)
OPERATIONS
Investment income (loss) -- net                 $  (4,417,611)   $    (842,677)   $   5,723,045    $    (961,972)   $     616,957
Net realized gain (loss) on sales of
  investments                                     (34,346,947)     (12,490,909)      (8,969,169)         (32,155)            (160)
Distributions from capital gains                           --               --               --               --               --
Net change in unrealized appreciation or
  depreciation of investments                      67,672,045       29,121,717       43,509,846           32,144          221,835
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                        28,907,487       15,788,131       40,263,722         (961,983)         838,632
=================================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                         10,958,989        6,275,108       29,027,456      571,349,765       41,201,686
Net transfers(1)                                  (45,280,125)     (19,946,617)     (13,730,662)    (589,122,063)        (274,110)
Transfers for policy loans                            432,820          (35,822)         224,794          257,566           (2,629)
Adjustments to net assets allocated to
  contracts in payout period                         (101,760)         (12,785)        (700,002)         (56,826)            (944)
Contract charges                                     (323,028)         (87,393)        (329,924)        (253,744)              --
Contract terminations:
    Surrender benefits                            (33,231,204)      (3,085,672)     (28,585,577)     (44,857,573)         (51,429)
    Death benefits                                 (2,299,235)        (666,852)      (7,107,073)      (7,401,996)         (54,787)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
  transactions                                    (69,843,543)     (17,560,033)     (21,200,988)     (70,084,871)      40,817,787
---------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                   378,811,384      102,199,527      496,929,369      539,742,016               --
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                       $ 337,875,328    $ 100,427,625    $ 515,992,103    $ 468,695,162    $  41,656,419
=================================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year            324,630,611      131,761,615      384,616,841      486,938,899               --
Contract purchase payments                          9,337,785        7,724,009       26,606,952      529,297,244       16,205,872
Net transfers(1)                                  (38,717,314)     (24,684,913)     (11,747,440)    (543,701,968)        (310,537)
Transfers for policy loans                            376,691          (43,880)         128,179          221,876           (2,600)
Contract charges                                     (277,280)        (108,176)        (253,717)        (230,584)              --
Contract terminations:
    Surrender benefits                            (28,343,885)      (3,817,648)     (20,093,642)     (39,627,857)         (50,987)
    Death benefits                                 (1,962,969)        (810,704)      (5,412,225)      (6,686,005)         (54,770)
---------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                  265,043,639      110,020,303      373,844,948      426,211,605       15,786,978
=================================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
50 - IDS LIFE VARIABLE ACCOUNT 10

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       SEGREGATED ASSET SUBACCOUNTS
                                           -------------------------------------------------------------------------------------
                                                                                                 RVS VP             RVS VP
                                               RVS VP          RVS VP           RVS VP           GLOBAL        GLOBAL INFLATION
PERIOD ENDED DECEMBER 31, 2004 (CONTINUED)    DIV BOND       DIV EQ INC        EMER MKTS          BOND            PROT SEC(3)
OPERATIONS
Investment income (loss) -- net            $  22,540,091    $   3,510,789    $     730,882    $   9,145,140    $          57,384
Net realized gain (loss) on sales of
  investments                                 (2,248,525)         479,949        1,491,567          661,679                  508
Distributions from capital gains                      --               --          718,692               --                   --
Net change in unrealized appreciation or
  depreciation of investments                  6,355,688       81,169,091        4,725,833       18,192,158              112,458
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                   26,647,254       85,159,829        7,666,974       27,998,977              170,350
================================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                   111,233,597      149,201,380       13,005,939       50,908,313            8,894,544
Net transfers(1)                             (34,352,716)     144,675,035       15,962,954       41,811,527            1,177,249
Transfers for policy loans                        61,452         (283,610)          (6,978)         (25,037)              (5,025)
Adjustments to net assets allocated to
  contracts in payout period                    (537,546)        (101,016)            (286)         (42,777)                  --
Contract charges                                (381,075)        (248,559)         (15,377)        (117,621)                  --
Contract terminations:
    Surrender benefits                       (45,029,026)     (10,931,723)      (5,826,973)     (14,604,050)              (2,661)
    Death benefits                           (10,680,417)      (3,060,023)        (160,179)      (3,373,661)             (11,754)
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
  transactions                                20,314,269      279,251,484       22,959,100       74,556,694           10,052,353
--------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year              788,063,436      288,112,096       19,822,989      253,432,706                   --
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                  $ 835,024,959    $ 652,523,409    $  50,449,063    $ 355,988,377    $      10,222,703
================================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year       618,469,469      249,817,645       15,682,750      186,449,862                   --
Contract purchase payments                    90,641,436      125,078,569       12,333,827       38,217,916            8,811,443
Net transfers(1)                             (26,369,256)     119,859,590       15,358,122       30,866,074            1,158,574
Transfers for policy loans                        35,943         (240,771)          (7,738)         (20,755)              (4,937)
Contract charges                                (301,273)        (206,624)         (14,868)         (86,895)                  --
Contract terminations:
    Surrender benefits                       (34,278,035)      (9,109,862)        (672,990)     (10,388,545)              (2,607)
    Death benefits                            (8,267,693)      (2,551,318)        (158,228)      (2,476,017)             (11,442)
--------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year             639,930,591      482,647,229       42,520,875      242,561,640            9,951,031
================================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
51 - IDS LIFE VARIABLE ACCOUNT 10

STATEMENTS OF CHANGES IN NET ASSETS

                                                                            SEGREGATED ASSET SUBACCOUNTS
                                                ---------------------------------------------------------------------------------
                                                                    RVS VP
                                                   RVS VP          HI YIELD          RVS VP           RVS VP           RVS VP
PERIOD ENDED DECEMBER 31, 2004 (CONTINUED)           GRO             BOND          INC OPP(3)        INTL OPP         LG CAP EQ
OPERATIONS
Investment income (loss) -- net                 $  (1,080,759)   $  48,745,495    $      11,039    $     (74,442)   $    (537,555)
Net realized gain (loss) on sales of
  investments                                     (10,540,094)      (6,831,692)             190       (2,283,736)      (6,863,159)
Distributions from capital gains                           --               --            2,485               --               --
Net change in unrealized appreciation or
  depreciation of investments                      26,360,175       39,540,615            3,728       39,063,408       25,579,282
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                        14,739,322       81,454,418           17,442       36,705,230       18,178,568
=================================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                         24,038,567      120,131,878        1,828,425       22,113,469       29,489,887
Net transfers(1)                                  (20,913,562)      48,163,071          662,783       48,201,164       75,831,522
Transfers for policy loans                           (149,147)         (19,262)          (2,635)         130,020          165,169
Adjustments to net assets allocated to
  contracts in payout period                          (36,703)        (436,848)              --          (92,847)          40,211
Contract charges                                     (169,985)        (337,723)              --         (127,538)        (235,383)
Contract terminations:
    Surrender benefits                             (5,913,979)     (37,329,127)          (1,030)     (15,533,625)     (22,636,696)
    Death benefits                                 (1,195,674)      (9,078,934)              --       (1,765,606)      (3,121,456)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
  transactions                                     (4,340,483)     121,093,055        2,487,543       52,925,037       79,533,254
---------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                   203,000,187      712,392,156               --      192,940,837      286,326,810
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                       $ 213,399,026    $ 914,939,629    $   2,504,985    $ 282,571,104    $ 384,038,632
=================================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year            349,978,006      622,127,642               --      215,587,211      277,049,586
Contract purchase payments                         39,863,641      105,400,548        1,765,327       27,906,943       33,421,855
Net transfers(1)                                  (36,903,423)      41,331,680          644,295       55,873,725       97,858,617
Transfers for policy loans                           (261,103)         (26,373)          (2,557)         122,688          115,983
Contract charges                                     (290,376)        (289,706)              --         (140,782)        (240,163)
Contract terminations:
    Surrender benefits                            (10,174,573)     (30,660,754)            (995)     (16,276,899)     (18,840,120)
    Death benefits                                 (2,064,036)      (7,710,606)              --       (1,965,821)      (3,242,495)
---------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                  340,148,136      730,172,431        2,406,070      281,107,065      386,123,263
=================================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
52 - IDS LIFE VARIABLE ACCOUNT 10

STATEMENTS OF CHANGES IN NET ASSETS

                                                                            SEGREGATED ASSET SUBACCOUNTS
                                                ---------------------------------------------------------------------------------
                                                   RVS VP           RVS VP           RVS VP           RVS VP           RVS VP
PERIOD ENDED DECEMBER 31, 2004 (CONTINUED)      LG CAP VAL(2)     MID CAP GRO        NEW DIM          S&P 500       SELECT VAL(2)
OPERATIONS
Investment income (loss) -- net                 $      70,915    $    (825,943)  $     (921,708)   $   1,286,379    $      27,207
Net realized gain (loss) on sales of
  investments                                           1,849          561,759      (21,183,695)         333,050             (264)
Distributions from capital gains                       23,454               --               --               --           18,031
Net change in unrealized appreciation or
  depreciation of investments                         755,840        8,507,279       52,203,925       17,978,306        1,240,274
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                           852,058        8,243,095       30,098,522       19,597,735        1,285,248
=================================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                          8,440,916       19,073,999      110,067,365       46,092,851       10,760,069
Net transfers(1)                                    1,218,991        3,674,214     (161,723,803)      23,276,810        1,509,905
Transfers for policy loans                             (5,275)         (38,076)         453,345          (90,156)          (5,758)
Adjustments to net assets allocated to
  contracts in payout period                               --           (6,184)      (1,184,558)         (51,184)              --
Contract charges                                           --          (73,191)      (1,373,436)        (133,728)              --
Contract terminations:
    Surrender benefits                                (32,222)      (2,209,511)     (99,983,143)      (5,744,980)         (39,690)
    Death benefits                                    (15,684)        (857,789)     (14,362,261)      (1,748,599)          (6,282)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
  transactions                                      9,606,726       19,563,462     (168,106,491)      61,601,014       12,218,244
---------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                            --       83,082,823    1,752,070,993      163,372,474               --
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                       $  10,458,784    $ 110,889,380   $1,614,063,024   $ 244,571,223    $  13,503,492
=================================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                     --       80,059,776    1,511,971,325      208,338,047               --
Contract purchase payments                          5,392,947       18,352,678      116,290,429       56,904,166        7,609,483
Net transfers(1)                                    1,201,385        3,403,128     (147,728,508)      28,298,237        1,464,383
Transfers for policy loans                             (5,419)         (36,267)          44,183         (114,239)          (5,393)
Contract charges                                           --          (70,651)      (1,232,532)        (166,870)              --
Contract terminations:
    Surrender benefits                                (31,685)      (2,123,483)     (77,626,451)      (7,195,601)         (38,218)
    Death benefits                                    (15,728)        (827,610)     (12,739,608)      (2,184,304)          (6,260)
---------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    6,541,500       98,757,571    1,388,978,838      283,879,436        9,023,995
=================================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
53 - IDS LIFE VARIABLE ACCOUNT 10

STATEMENTS OF CHANGES IN NET ASSETS

                                                                            SEGREGATED ASSET SUBACCOUNTS
                                                ---------------------------------------------------------------------------------
                                                   RVS VP           RVS VP           RVS VP           RVS VP            ROYCE
YEAR ENDED DECEMBER 31, 2004 (CONTINUED)       SHORT DURATION     SM CAP ADV       SM CAP VAL      STRATEGY AGGR      MICRO-CAP
OPERATIONS
Investment income (loss) -- net                $    6,058,073    $  (1,292,995)   $  (1,647,830)   $  (2,304,547)   $  (1,094,163)
Net realized gain (loss) on sales of
  investments                                        (374,181)         584,873          675,026      (44,509,453)       2,519,476
Distributions from capital gains                      114,024        7,693,261       19,296,675               --        9,893,706
Net change in unrealized appreciation or
  depreciation of investments                      (5,758,481)      19,267,317       19,037,968       61,737,163        4,300,071
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                            39,435       26,252,456       37,361,839       14,923,163       15,619,090
=================================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                        101,366,355       31,136,256       44,470,781        9,832,770        3,355,371
Net transfers(1)                                  (74,447,340)      18,157,950       18,461,938      (28,615,013)       1,355,831
Transfers for policy loans                           (144,123)        (121,817)        (110,645)         108,467          (89,132)
Adjustments to net assets allocated to
  contracts in payout period                          (94,917)         (22,342)         (22,816)         (93,024)         101,749
Contract charges                                     (209,183)         (88,904)        (155,295)        (175,995)         (49,041)
Contract terminations:
    Surrender benefits                            (16,449,492)      (3,972,206)      (4,910,416)     (15,184,084)      (4,238,566)
    Death benefits                                 (3,525,486)      (1,056,567)        (876,748)      (1,761,275)      (1,154,394)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
  transactions                                      6,495,814       44,032,370       56,856,799      (35,888,154)        (718,182)
---------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                   381,317,958      116,896,029      159,988,703      224,303,051      122,428,110
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                      $  387,853,207    $ 187,180,855    $ 254,207,341    $ 203,338,060    $ 137,329,018
=================================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year            319,997,737       90,053,655      125,782,929      265,714,865       54,944,664
Contract purchase payments                         85,680,022       23,226,302       33,158,842       12,718,147        1,444,016
Net transfers(1)                                  (62,556,337)      13,384,925       13,672,159      (36,214,349)         512,806
Transfers for policy loans                           (120,624)         (90,390)         (83,330)         100,121          (38,213)
Contract charges                                     (176,832)         (65,672)        (115,680)        (214,104)         (21,159)
Contract terminations:
    Surrender benefits                            (13,760,912)      (2,915,207)      (3,621,537)     (17,262,723)      (1,821,349)
    Death benefits                                 (2,979,115)        (776,095)        (648,117)      (2,139,750)        (494,531)
---------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                  326,083,939      122,817,518      168,145,266      222,702,207       54,526,234
=================================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
54 - IDS LIFE VARIABLE ACCOUNT 10

STATEMENTS OF CHANGES IN NET ASSETS


                                                                            SEGREGATED ASSET SUBACCOUNTS
                                                ---------------------------------------------------------------------------------
                                                                   VANK LIT
                                                  THIRD AVE        COMSTOCK,       WANGER INTL      WANGER U.S.       WF ADV VT
PERIOD ENDED DECEMBER 31, 2004 (CONTINUED)           VAL           CL II(2)          SM CAP            SM CO         ASSET ALLOC
OPERATIONS
Investment income (loss) -- net                 $    (487,645)   $    (232,977)   $    (546,378)   $  (3,904,799)   $     974,113
Net realized gain (loss) on sales of
  investments                                       2,864,955            1,929          103,769          303,044          298,605
Distributions from capital gains                    1,555,176               --               --               --        2,431,399
Net change in unrealized appreciation or
  depreciation of investments                      22,867,215        7,580,848       55,901,372       83,030,166        2,809,536
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                        26,799,701        7,349,800       55,458,763       79,428,411        6,513,653
=================================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                          4,587,854       63,603,038       48,017,387      104,960,608       10,859,440
Net transfers(1)                                      408,384       16,382,117       43,002,202       57,714,071       14,230,154
Transfers for policy loans                           (107,751)         (26,997)        (100,924)        (192,776)         (13,676)
Adjustments to net assets allocated to
  contracts in payout period                          (32,679)            (833)         (12,109)         (45,521)          (6,766)
Contract charges                                      (57,896)              --         (120,876)        (278,542)         (57,395)
Contract terminations:
    Surrender benefits                             (4,759,685)        (262,753)      (4,275,996)     (10,630,849)      (2,137,697)
    Death benefits                                 (1,183,749)         (39,778)      (1,107,187)      (2,940,351)        (476,191)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
  transactions                                     (1,145,522)      79,654,794       85,402,497      148,586,640       22,397,869
---------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                   142,903,556               --      141,172,383      351,317,115       60,494,731
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                       $ 168,557,735    $  87,004,594    $ 282,033,643    $ 579,332,166    $  89,406,253
=================================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year             67,134,941               --      130,667,629      261,219,059       59,332,447
Contract purchase payments                          2,057,089       60,674,429       39,584,100       75,981,538       10,500,399
Net transfers(1)                                       99,626       15,295,774       35,791,147       41,200,729       13,673,779
Transfers for policy loans                            (48,621)         (25,800)         (86,191)        (137,569)         (13,429)
Contract charges                                      (25,840)              --         (100,951)        (199,661)         (55,304)
Contract terminations:
    Surrender benefits                             (2,112,542)        (242,093)      (3,590,391)      (7,571,578)      (2,053,459)
    Death benefits                                   (518,086)         (38,664)        (925,709)      (2,085,105)        (466,903)
---------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                   66,586,567       75,663,646      201,339,634      368,407,413       80,917,530
=================================================================================================================================


See accompanying notes to financial statements.

--------------------------------------------------------------------------------
55 - IDS LIFE VARIABLE ACCOUNT 10

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                            SEGREGATED ASSET SUBACCOUNTS
                                                                                  -----------------------------------------------
                                                                                    WF ADV VT        WF ADV VT        WF ADV VT
YEAR ENDED DECEMBER 31, 2004 (CONTINUED)                                            INTL CORE           OPP           SM CAP GRO
OPERATIONS
Investment income (loss)  -- net                                                  $    (108,135)   $    (695,611)   $    (302,130)
Net realized gain (loss) on sales of
  investments                                                                           175,763        1,001,614          403,635
Distributions from capital gains                                                             --               --               --
Net change in unrealized appreciation or
  depreciation of investments                                                         1,494,917       12,710,146        4,151,455
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                                                           1,562,545       13,016,149        4,252,960
=================================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                                                            2,010,444       13,003,612        4,218,795
Net transfers(1)                                                                      3,144,006       (3,079,073)       2,334,292
Transfers for policy loans                                                              (10,764)         (47,988)         (16,097)
Adjustments to net assets allocated to
  contracts in payout period                                                                 --           (7,239)            (975)
Contract charges                                                                        (13,345)         (67,821)         (29,143)
Contract terminations:
    Surrender benefits                                                                 (390,737)      (1,930,438)        (791,834)
    Death benefits                                                                      (59,402)        (578,477)        (140,775)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
  transactions                                                                        4,680,202        7,292,576        5,574,263
---------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                                      13,353,401       71,662,887       29,921,202
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                                         $  19,596,148    $  91,971,612    $  39,748,425
=================================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                                               14,684,279       73,209,261       36,311,628
Contract purchase payments                                                            2,185,016       12,445,579        4,913,587
Net transfers(1)                                                                      3,377,422       (2,924,571)       2,600,450
Transfers for policy loans                                                              (11,826)         (46,691)         (18,595)
Contract charges                                                                        (14,632)         (65,229)         (34,483)
Contract terminations:
    Surrender benefits                                                                 (430,442)      (1,841,200)        (932,737)
    Death benefits                                                                      (61,759)        (552,362)        (164,510)
---------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                                     19,728,058       80,224,787       42,675,340
=================================================================================================================================


(1) Includes transfer activity from (to) other subaccounts and transfers from
    (to) IDS Life's fixed account.
(2) For the period Feb. 4, 2004 (commencement of operations) to Dec. 31, 2004.
(3) For the period Sept. 13, 2004 (commencement of operations) to Dec. 31, 2004.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
56 - IDS LIFE VARIABLE ACCOUNT 10

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

IDS Life Variable Account 10 (the Account) was established under Minnesota law as a segregated asset account of IDS Life. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940
Act) and exists in accordance with the rules and regulations of the Insurance Division, Department of Commerce of the State of Minnesota.

The Account is used as a funding vehicle for individual variable annuity contracts issued by IDS Life. The following is a list of each variable annuity product funded through the Account.

RiverSource Retirement Advisor Variable Annuity(SM) (RAVA)
RiverSource Retirement Advisor Variable Annuity(SM) - Band 3 (RAVA Band 3) RiverSource Retirement Advisor Advantage(SM) Variable Annuity (RAVA Advantage) RiverSource Retirement Advisor Advantage(SM) Variable Annuity - Band 3 (RAVA
  Advantage Band 3)
RiverSource Retirement Advisor Select(SM) Variable Annuity (RAVA Select) RiverSource Retirement Advisor Advantage Plus(SM) Variable Annuity (RAVA
  Advantage Plus)
RiverSource Retirement Advisor Select Plus(SM) Variable Annuity (RAVA Select
  Plus)
IDS Life Flexible Portfolio Annuity (FPA)

The Account is comprised of various subaccounts. Each subaccount invests exclusively in shares of the following funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The name of each Fund and the corresponding subaccount name are provided below.


SUBACCOUNT                               FUND
----------------------------------------------------------------------------------------------------------
AIM VI Cap Appr, Ser I                   AIM V.I. Capital Appreciation Fund, Series I Shares
AIM VI Cap Appr, Ser II                  AIM V.I. Capital Appreciation Fund, Series II Shares
AIM VI Cap Dev, Ser I                    AIM V.I. Capital Development Fund, Series I Shares
AIM VI Cap Dev, Ser II                   AIM V.I. Capital Development Fund, Series II Shares
AIM VI Core Eq, Ser I                    AIM V.I. Core Equity Fund, Series I Shares
AIM VI Dyn, Ser I                        AIM V.I. Dynamics Fund, Series I Shares
AIM VI Fin Serv, Ser I                   AIM V.I. Financial Services Fund, Series I Shares
AIM VI Intl Gro, Ser II                  AIM V.I. International Growth Fund, Series II Shares
AIM VI Tech, Ser I                       AIM V.I. Technology Fund, Series I Shares(1)
AB VPS Global Tech, Cl B                 AllianceBernstein VPS Global Technology Portfolio (Class B)
AB VPS Gro & Inc, Cl B                   AllianceBernstein VPS Growth and Income Portfolio (Class B)
AB VPS Intl Val, Cl B                    AllianceBernstein VPS International Value Portfolio (Class B)
AC VP Intl, Cl I                         American Century VP International, Class I
AC VP Intl, Cl II                        American Century VP International, Class II
AC VP Ultra, Cl II                       American Century VP Ultra(R), Class II
AC VP Val, Cl I                          American Century VP Value, Class I
AC VP Val, Cl II                         American Century VP Value, Class II
Calvert VS Social Bal                    Calvert Variable Series, Inc. Social Balanced Portfolio
Col Hi Yield, VS Cl B                    Columbia High Yield Fund, Variable Series, Class B(2)
CS Mid-Cap Gro                           Credit Suisse Trust - Mid-Cap Growth Portfolio
CS Sm Cap Gro                            Credit Suisse Trust - Small Cap Growth Portfolio
EG VA Fundamental Lg Cap, Cl 2           Evergreen VA Fundamental Large Cap Fund - Class 2(3)
EG VA Intl Eq, Cl 2                      Evergreen VA International Equity Fund - Class 2
Fid VIP Gro & Inc, Serv Cl               Fidelity(R) VIP Growth & Income Portfolio Service Class
Fid VIP Gro & Inc, Serv Cl 2             Fidelity(R) VIP Growth & Income Portfolio Service Class 2
Fid VIP Mid Cap, Serv Cl                 Fidelity(R) VIP Mid Cap Portfolio Service Class
Fid VIP Mid Cap, Serv Cl 2               Fidelity(R) VIP Mid Cap Portfolio Service Class 2
Fid VIP Overseas, Serv Cl                Fidelity(R) VIP Overseas Portfolio Service Class
Fid VIP Overseas, Serv Cl 2              Fidelity(R) VIP Overseas Portfolio Service Class 2
FTVIPT Frank Real Est, Cl 2              FTVIPT Franklin Real Estate Fund - Class 2
FTVIPT Frank Sm Cap Val, Cl 2            FTVIPT Franklin Small Cap Value Securities Fund - Class 2
FTVIPT Mutual Shares Sec, Cl 2           FTVIPT Mutual Shares Securities Fund - Class 2
TVIPT Temp Dev Mkts Sec, Cl 1            FTVIPT Templeton Developing Markets Securities Fund - Class 1
FTVIPT Temp For Sec, Cl 2                FTVIPT Templeton Foreign Securities Fund - Class 2
GS VIT Structd Sm Cap Eq                 Goldman Sachs VIT Structured Small Cap Equity Fund
                                           (previously Goldman Sachs VIT CORE(SM) Small Cap Equity Fund)
GS VIT Structd U.S. Eq                   Goldman Sachs VIT Structured U.S. Equity Fund
                                           (previously Goldman Sachs VIT CORE(SM) U.S. Equity Fund)
GS VIT Mid Cap Val                       Goldman Sachs VIT Mid Cap Value Fund
Janus Aspen Global Tech, Serv            Janus Aspen Series Global Technology Portfolio: Service Shares
Janus Aspen Intl Gro, Serv               Janus Aspen Series International Growth Portfolio: Service Shares
Janus Aspen Mid Cap Gro, Serv            Janus Aspen Series Mid Cap Growth Portfolio: Service Shares


--------------------------------------------------------------------------------
57 - IDS LIFE VARIABLE ACCOUNT 10

SUBACCOUNT                               FUND
----------------------------------------------------------------------------------------------------------
Lazard Retire Intl Eq                    Lazard Retirement International Equity Portfolio
MFS Inv Gro Stock, Serv Cl               MFS(R) Investors Growth Stock Series - Service Class
MFS New Dis, Serv Cl                     MFS(R) New Discovery Series - Service Class
MFS Total Return, Serv Cl                MFS(R) Total Return Series - Service Class
MFS Utilities, Serv Cl                   MFS(R) Utilities Series - Service Class
Oppen Global Sec VA, Serv                Oppenheimer Global Securities Fund/VA, Service Shares
Oppen Main St Sm Cap VA, Serv            Oppenheimer Main Street Small Cap Fund/VA, Service Shares
Oppen Strategic Bond VA, Serv            Oppenheimer Strategic Bond Fund/VA, Service Shares
Pioneer Eq Inc VCT, Cl II                Pioneer Equity Income VCT Portfolio - Class II Shares
Pioneer Europe VCT, Cl II                Pioneer Europe VCT Portfolio - Class II Shares
Put VT Health Sciences, Cl IB            Putnam VT Health Sciences Fund - Class IB Shares
Put VT Intl Eq, Cl IB                    Putnam VT International Equity Fund - Class IB Shares
Put VT Intl New Opp, Cl IB               Putnam VT International New Opportunities Fund - Class IB Shares
Put VT New Opp, Cl IA                    Putnam VT New Opportunities Fund - Class IA Shares
Put VT Vista, Cl IB                      Putnam VT Vista Fund - Class IB Shares
RVS VP Bal                               RiverSource(SM) Variable Portfolio - Balanced Fund
                                           (previously AXP(R) Variable Portfolio - Managed Fund)
RVS VP Cash Mgmt                         RiverSource(SM) Variable Portfolio - Cash Management Fund
                                           (previously AXP(R) Variable Portfolio - Cash Management Fund)
RVS VP Core Bond                         RiverSource(SM) Variable Portfolio - Core Bond Fund
                                           (previously AXP(R) Variable Portfolio - Core Bond Fund)
RVS VP Div Bond                          RiverSource(SM) Variable Portfolio - Diversified Bond Fund
                                           (previously AXP(R) Variable Portfolio - Diversified Bond Fund)
RVS VP Div Eq Inc                        RiverSource(SM) Variable Portfolio - Diversified Equity Income Fund
                                           (previously AXP(R) Variable Portfolio - Diversified Equity Income Fund)
RVS VP Emer Mkts                         RiverSource(SM) Variable Portfolio - Emerging Markets Fund
                                           (previously AXP(R) Variable Portfolio - Threadneedle Emerging Markets Fund)
RVS VP Global Bond                       RiverSource(SM) Variable Portfolio - Global Bond Fund
                                           (previously AXP(R) Variable Portfolio - Global Bond Fund)
RVS VP Global Inflation Prot Sec         RiverSource(SM) Variable Portfolio - Global Inflation Protected Securities Fund
                                           (previously AXP(R) Variable Portfolio - Inflation Protected Securities Fund)
RVS VP Gro                               RiverSource(SM) Variable Portfolio - Growth Fund
                                           (previously AXP(R) Variable Portfolio - Growth Fund)
RVS VP Hi Yield Bond                     RiverSource(SM) Variable Portfolio - High Yield Bond Fund
                                           (previously AXP(R) Variable Portfolio - High Yield Bond Fund)
RVS VP Inc Opp                           RiverSource(SM) Variable Portfolio - Income Opportunities Fund
                                           (previously AXP(R) Variable Portfolio - Income Opportunities Fund)
RVS VP Intl Opp                          RiverSource(SM) Variable Portfolio - International Opportunity Fund
                                           (previously AXP(R) Variable Portfolio - Threadneedle International Fund)
RVS VP Lg Cap Eq                         RiverSource(SM) Variable Portfolio - Large Cap Equity Fund(4),(5)
                                           (previously AXP(R) Variable Portfolio - Large Cap Equity Fund)
RVS VP Lg Cap Val                        RiverSource(SM) Variable Portfolio - Large Cap Value Fund
                                           (previously AXP(R) Variable Portfolio - Large Cap Value Fund)
RVS VP Mid Cap Gro                       RiverSource(SM) Variable Portfolio - Mid Cap Growth Fund(6)
                                           (previously AXP(R) Variable Portfolio - Equity Select Fund)
RVS VP Mid Cap Val                       RiverSource(SM) Variable Portfolio - Mid Cap Value Fund
                                           (previously AXP(R) Variable Portfolio - Mid Cap Value Fund)
RVS VP New Dim                           RiverSource(SM) Variable Portfolio - New Dimensions Fund(R)(5)
                                           (previously AXP(R) Variable Portfolio - New Dimensions Fund(R))
RVS VP S&P 500                           RiverSource(SM) Variable Portfolio - S&P 500 Index Fund
                                           (previously AXP(R) Variable Portfolio - S&P 500 Index Fund)
RVS VP Select Val                        RiverSource(SM) Variable Portfolio - Select Value Fund
                                           (previously AXP(R) Variable Portfolio - Partners Select Value Fund)
RVS VP Short Duration                    RiverSource(SM) Variable Portfolio - Short Duration U.S. Government Fund
                                           (previously AXP(R) Variable Portfolio - Short Duration U.S. Government Fund)
RVS VP Sm Cap Adv                        RiverSource(SM) Variable Portfolio - Small Cap Advantage Fund
                                           (previously AXP(R) Variable Portfolio - Small Cap Advantage Fund)
RVS VP Sm Cap Val                        RiverSource(SM) Variable Portfolio - Small Cap Value Fund
                                           (previously AXP(R) Variable Portfolio - Partners Small Cap Value Fund)
RVS VP Strategy Aggr                     RiverSource(SM) Variable Portfolio - Strategy Aggressive Fund(6)
                                           (previously AXP(R) Variable Portfolio - Strategy Aggressive Fund)
Royce Micro-Cap                          Royce Micro-Cap Portfolio
LM Ptnrs Var Sm Cap Gro, Cl II           Legg Mason Partners Variable Small Cap Growth Portfolio, Class II
                                           (previously Salomon Brothers Small Cap Growth Fund, Class II)
Third Ave Val                            Third Avenue Value Portfolio


--------------------------------------------------------------------------------
58 - IDS LIFE VARIABLE ACCOUNT 10

SUBACCOUNT                               FUND
----------------------------------------------------------------------------------------------------------------------
VanK LIT Comstock, Cl II                 Van Kampen Life Investment Trust Comstock Portfolio Class II Shares
Wanger Intl Sm Cap                       Wanger International Small Cap
Wanger U.S. Sm Co                        Wanger U.S. Smaller Companies
WF Adv VT Asset Alloc                    Wells Fargo Advantage VT Asset Allocation Fund
WF Adv VT Intl Core                      Wells Fargo Advantage VT International Core Fund
WF Adv VT Opp                            Wells Fargo Advantage VT Opportunity Fund(7)
WF Adv VT Sm Cap Gro                     Wells Fargo Advantage VT Small Cap Growth Fund



(1) INVESCO VIF - Telecommunications Fund merged into AIM V.I. Technology Fund, Series I Shares on April 30, 2004.
(2) Columbia High Yield Fund, Variable Series, Class B merged into Nations High Yield Bond Portfolio on April 28, 2006. On May 1, 2006, Nations High Yield Bond Portfolio changed its name to Columbia High Yield Fund, Variable Series, Class B.
(3) Evergreen VA Fund - Class 2 merged into Evergreen VA Fundamental Large Cap Fund - Class 2 on April 15, 2005.
(4) AXP(R) Variable Portfolio - Blue Chip Advantage Fund and AXP(R) Variable Portfolio - Stock Fund merged into AXP(R) Variable Portfolio - Large Cap Equity Fund on July 9, 2004.
(5) RiverSource(SM) Variable Portfolio - New Dimensions Fund(R) merged into RiverSource(SM) Variable Portfolio - Large Cap Equity Fund on March 17, 2006.
(6) RiverSource(SM) Variable Portfolio - Strategy Aggressive Fund merged into RiverSource(SM) Variable Portfolio - Mid Cap Growth Fund on March 17, 2006.
(7) The Investor Class and Advisor Class shares of the Strong Opportunity Fund II reorganized into the Wells Fargo Advantage Opportunity Fund on or about April 11, 2005.


The assets of each subaccount of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by IDS Life.

IDS Life serves as issuer of the contract.

Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) was formerly a wholly-owned subsidiary of American Express Company. On Sept. 30, 2005, American Express Company distributed its Ameriprise Financial common shares to American Express Company shareholders. Ameriprise Financial is the parent company of IDS Life. Ameriprise Financial owns all the outstanding stock of IDS Life and replaced American Express Company as the ultimate control person of IDS Life.

CORPORATE CONSOLIDATION


Later this year, two of IDS Life's subsidiaries, American Enterprise Life Insurance Company and American Partners Life Insurance Company, plan to merge into IDS Life. This merger will help simplify overall corporate structure because these three life insurance companies will be consolidated into one. This consolidation is expected to occur at the end of 2006, subject to certain regulatory and other approvals. At the time of the consolidation, IDS Life will be renamed to RiverSource Life Insurance Company. This consolidation and renaming will not have any adverse effect on the benefits under your contract.


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS IN THE FUNDS

Investments in shares of the Funds are stated at market value which is the net asset value per share as determined by the respective Funds. Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the subaccounts on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the subaccounts' share of the Funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

VARIABLE PAYOUT

Net assets allocated to contracts in the payout period are periodically compared to a computation which uses the Annuity 2000 Basic Mortality Table and which assumes future mortality improvement. The assumed investment return is 5% unless the annuitant elects otherwise, in which case the rate would be 3.5%, as regulated by the laws of the respective states. The mortality risk is fully borne by IDS Life and may result in additional amounts being transferred into the variable annuity account by IDS Life to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

--------------------------------------------------------------------------------
59 - IDS LIFE VARIABLE ACCOUNT 10

FEDERAL INCOME TAXES

IDS Life is taxed as a life insurance company. The Account is treated as part of IDS Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. IDS Life will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

3. VARIABLE ACCOUNT EXPENSES

IDS Life makes contractual assurances to the Account that possible future adverse changes in administrative expenses and mortality experience of the contract owners and annuitants will not affect the Account.

IDS Life deducts a daily mortality and expense risk fee equal, on an annual basis, to the following percent of the average daily net assets of each subaccount.

PRODUCT                                  MORTALITY AND EXPENSE RISK FEE
-----------------------------------------------------------------------------
RAVA                                     0.75% to 0.95%
                                         (DEPENDING ON THE CONTRACT SELECTED)
RAVA Band 3                              0.55%
RAVA Advantage                           0.75% to 0.95%
                                         (DEPENDING ON THE CONTRACT SELECTED)
RAVA Advantage Band 3                    0.55%
RAVA Select                              1.00% to 1.20%
                                         (DEPENDING ON THE CONTRACT SELECTED)
RAVA Advantage Plus                      0.55% to 0.95%
                                         (DEPENDING ON THE CONTRACT SELECTED)
RAVA Select Plus                         0.75% to 1.20%
                                         (DEPENDING ON THE CONTRACT SELECTED)
FPA                                      1.25%

4. CONTRACT CHARGES

IDS Life deducts a contract administrative charge of $30 per year. This charge reimburses IDS Life for expenses incurred in establishing and maintaining the annuity records. Certain products may waive this charge based upon the underlying contract value.

Optional riders are available on certain products and if selected, the related fees are deducted annually from the contract value on the contract anniversary. Additional information can be found in the applicable product's prospectus.

5. SURRENDER CHARGES

IDS Life may use a surrender charge to help it recover certain expenses related to the sale of the annuity. When applicable, a surrender charge will apply for a maximum number of years, as depicted in the surrender charge schedule included in the applicable product's prospectus. Charges by IDS Life for surrenders are not identified on an individual segregated asset account basis. Charges for all segregated asset accounts amounted to $23,369,239 in 2005 and $20,712,481 in 2004. Such charges are not treated as a separate expense of the subaccounts. They are ultimately deducted from contract surrender benefits paid by IDS Life.

--------------------------------------------------------------------------------
60 - IDS LIFE VARIABLE ACCOUNT 10

6. RELATED PARTY TRANSACTIONS


For the period from Oct. 1, 2005 through Dec. 31, 2005, management fees were paid indirectly to RiverSource Investments, LLC, an affiliate of IDS Life, in its capacity as investment manager for the following RiverSource(SM) Variable Portfolio Funds (formerly American Express(R) Variable Portfolio Funds) shown in the table below. For the period from Jan. 1, 2005 through Sept. 30, 2005, investment management services were paid indirectly to Ameriprise Financial. The Fund's Investment Management Services Agreement provides for a fee at a percentage of each Fund's average daily net assets that declines annually as each Fund's assets increase. The percentage range for each Fund is as follows:


FUND                                                                              PERCENTAGE RANGE
--------------------------------------------------------------------------------------------------
RiverSource(SM) Variable Portfolio - Balanced Fund                                0.630% to 0.550%
RiverSource(SM) Variable Portfolio - Cash Management Fund                         0.510% to 0.440%
RiverSource(SM) Variable Portfolio - Core Bond Fund                               0.630% to 0.555%
RiverSource(SM) Variable Portfolio - Diversified Bond Fund                        0.610% to 0.535%
RiverSource(SM) Variable Portfolio - Diversified Equity Income Fund               0.560% to 0.470%
RiverSource(SM) Variable Portfolio - Emerging Markets Fund                        1.170% to 1.095%
RiverSource(SM) Variable Portfolio - Global Bond Fund                             0.840% to 0.780%
RiverSource(SM) Variable Portfolio - Global Inflation Protected Securities Fund   0.490% to 0.415%
RiverSource(SM) Variable Portfolio - Growth Fund                                  0.630% to 0.570%
RiverSource(SM) Variable Portfolio - High Yield Bond Fund                         0.620% to 0.545%
RiverSource(SM) Variable Portfolio - Income Opportunities Fund                    0.640% to 0.565%
RiverSource(SM) Variable Portfolio - International Opportunity Fund               0.870% to 0.795%
RiverSource(SM) Variable Portfolio - Large Cap Equity Fund                        0.630% to 0.570%
RiverSource(SM) Variable Portfolio - Large Cap Value Fund                         0.630% to 0.570%
RiverSource(SM) Variable Portfolio - Mid Cap Growth Fund                          0.650% to 0.560%
RiverSource(SM) Variable Portfolio - Mid Cap Value Fund                           0.730% to 0.610%
RiverSource(SM) Variable Portfolio - New Dimensions Fund(R)                       0.630% to 0.570%
RiverSource(SM) Variable Portfolio - S&P 500 Index Fund                           0.290% to 0.260%
RiverSource(SM) Variable Portfolio - Select Value Fund                            0.810% to 0.720%
RiverSource(SM) Variable Portfolio - Short Duration U.S. Government Fund          0.610% to 0.535%
RiverSource(SM) Variable Portfolio - Small Cap Advantage Fund                     0.790% to 0.650%
RiverSource(SM) Variable Portfolio - Small Cap Value Fund                         1.020% to 0.920%
RiverSource(SM) Variable Portfolio - Strategy Aggressive Fund                     0.650% to 0.575%

For the following Funds the fee may be adjusted upward or downward by a maximum performance incentive adjustment of 0.08% for RiverSource(SM) Variable Portfolio
- Balanced Fund and 0.12% for each remaining Fund. The adjustment is based on a comparison of the performance of each Fund to an index of similar funds up to a maximum percentage of each Fund's average daily net assets.

RiverSource(SM) Variable Portfolio - Balanced Fund
RiverSource(SM) Variable Portfolio - Diversified Equity Income Fund RiverSource(SM) Variable Portfolio - Emerging Markets Fund RiverSource(SM) Variable Portfolio - Growth Fund
RiverSource(SM) Variable Portfolio - International Opportunity Fund RiverSource(SM) Variable Portfolio - Large Cap Equity Fund RiverSource(SM) Variable Portfolio - Large Cap Value Fund RiverSource(SM) Variable Portfolio - Mid Cap Growth Fund RiverSource(SM) Variable Portfolio - Mid Cap Value Fund RiverSource(SM) Variable Portfolio - New Dimensions Fund(R) RiverSource(SM) Variable Portfolio - Select Value Fund RiverSource(SM) Variable Portfolio - Small Cap Advantage Fund RiverSource(SM) Variable Portfolio - Small Cap Value Fund RiverSource(SM) Variable Portfolio - Strategy Aggressive Fund


The RiverSource(SM) Variable Portfolio Funds, as shown in the table above, also have an agreement with IDS Life for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, each Fund pays a distribution fee at an annual rate up to 0.125% of each Fund's average daily net assets.


--------------------------------------------------------------------------------
61 - IDS LIFE VARIABLE ACCOUNT 10

The following RiverSource(SM) Variable Portfolio Funds, as shown in the table below, have an Administrative Services Agreement with Ameriprise Financial. Under this agreement, each Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of each Fund's average daily net assets that declines annually as each Fund's assets increase. The percentage range for each Fund is as follows:


FUND                                                                              PERCENTAGE RANGE
---------------------------------------------------------------------------------------------------
RiverSource(SM) Variable Portfolio - Balanced Fund                                0.060% to 0.030%
RiverSource(SM) Variable Portfolio - Cash Management Fund                         0.060% to 0.030%
RiverSource(SM) Variable Portfolio - Core Bond Fund                               0.070% to 0.040%
RiverSource(SM) Variable Portfolio - Diversified Bond Fund                        0.070% to 0.040%
RiverSource(SM) Variable Portfolio - Diversified Equity Income Fund               0.060% to 0.030%
RiverSource(SM) Variable Portfolio - Emerging Markets Fund                        0.080% to 0.050%
RiverSource(SM) Variable Portfolio - Global Bond Fund                             0.080% to 0.050%
RiverSource(SM) Variable Portfolio - Global Inflation Protected Securities Fund   0.070% to 0.040%
RiverSource(SM) Variable Portfolio - Growth Fund                                  0.060% to 0.030%
RiverSource(SM) Variable Portfolio - High Yield Bond Fund                         0.070% to 0.040%
RiverSource(SM) Variable Portfolio - Income Opportunities Fund                    0.070% to 0.040%
RiverSource(SM) Variable Portfolio - International Opportunity Fund               0.080% to 0.050%
RiverSource(SM) Variable Portfolio - Large Cap Equity Fund                        0.060% to 0.030%
RiverSource(SM) Variable Portfolio - Large Cap Value Fund                         0.060% to 0.030%
RiverSource(SM) Variable Portfolio - Mid Cap Growth Fund                          0.060% to 0.030%
RiverSource(SM) Variable Portfolio - Mid Cap Value Fund                           0.060% to 0.030%
RiverSource(SM) Variable Portfolio - New Dimensions Fund(R)                       0.060% to 0.030%
RiverSource(SM) Variable Portfolio - S&P 500 Index Fund                           0.060% to 0.030%
RiverSource(SM) Variable Portfolio - Select Value Fund                            0.060% to 0.030%
RiverSource(SM) Variable Portfolio - Short Duration U.S. Government Fund          0.070% to 0.040%
RiverSource(SM) Variable Portfolio - Small Cap Advantage Fund                     0.080% to 0.050%
RiverSource(SM) Variable Portfolio - Small Cap Value Fund                         0.080% to 0.050%
RiverSource(SM) Variable Portfolio - Strategy Aggressive Fund                     0.060% to 0.030%

Prior to Oct. 1, 2005, the fee percentage of each Fund's average daily net assets declined annually as each Fund's assets increased as follows:

FUND                                                                              PERCENTAGE RANGE
--------------------------------------------------------------------------------------------------
RiverSource(SM) Variable Portfolio - Balanced Fund                                0.040% to 0.020%
RiverSource(SM) Variable Portfolio - Cash Management Fund                         0.030% to 0.020%
RiverSource(SM) Variable Portfolio - Core Bond Fund                               0.050% to 0.025%
RiverSource(SM) Variable Portfolio - Diversified Bond Fund                        0.050% to 0.025%
RiverSource(SM) Variable Portfolio - Diversified Equity Income Fund               0.040% to 0.020%
RiverSource(SM) Variable Portfolio - Emerging Markets Fund                        0.100% to 0.050%
RiverSource(SM) Variable Portfolio - Global Bond Fund                             0.060% to 0.040%
RiverSource(SM) Variable Portfolio - Global Inflation Protected Securities Fund   0.050% to 0.025%
RiverSource(SM) Variable Portfolio - Growth Fund                                  0.050% to 0.030%
RiverSource(SM) Variable Portfolio - High Yield Bond Fund                         0.050% to 0.025%
RiverSource(SM) Variable Portfolio - Income Opportunities Fund                    0.050% to 0.025%
RiverSource(SM) Variable Portfolio - International Opportunity Fund               0.060% to 0.035%
RiverSource(SM) Variable Portfolio - Large Cap Equity Fund                        0.050% to 0.030%
RiverSource(SM) Variable Portfolio - Large Cap Value Fund                         0.050% to 0.030%
RiverSource(SM) Variable Portfolio - Mid Cap Growth Fund                          0.060% to 0.030%
RiverSource(SM) Variable Portfolio - Mid Cap Value Fund                           0.050% to 0.020%
RiverSource(SM) Variable Portfolio - New Dimensions Fund(R)                       0.050% to 0.030%
RiverSource(SM) Variable Portfolio - S&P 500 Index Fund                           0.080% to 0.065%
RiverSource(SM) Variable Portfolio - Select Value Fund                            0.060% to 0.035%
RiverSource(SM) Variable Portfolio - Short Duration U.S. Government Fund          0.050% to 0.025%
RiverSource(SM) Variable Portfolio - Small Cap Advantage Fund                     0.060% to 0.035%
RiverSource(SM) Variable Portfolio - Small Cap Value Fund                         0.080% to 0.055%
RiverSource(SM) Variable Portfolio - Strategy Aggressive Fund                     0.060% to 0.035%


The RiverSource(SM) Variable Portfolio Funds, as shown in the table above, pay custodian fees to Ameriprise Trust Company (formerly American Express Trust Company), an affiliate of IDS Life.


--------------------------------------------------------------------------------
62 - IDS LIFE VARIABLE ACCOUNT 10

SUBSEQUENT EVENT


Shareholders approved moving transfer agent services from the Investment Management Services Agreement to a new transfer agent agreement at a shareholder meeting on Feb. 15, 2006 for the RiverSource(SM) Variable Portfolio Funds shown in the table on the previous page. The Funds will then enter into a separate transfer agent agreement with RiverSource Service Corporation. The fee under that agreement will be uniform for the RiverSource(SM) Variable Portfolio Funds shown in the table on the previous page at an annual rate of 0.06% of average daily net assets. The impact of moving transfer agent fees from the Investment Management Services Agreement fee schedules varies by each fund and decreases the rate between 0.03% and 0.15% of average daily net assets.


7. INVESTMENT TRANSACTIONS

The subaccounts' purchases of Funds' shares, including reinvestment of dividend distributions, for the period ended Dec. 31, 2005 were as follows:


SUBACCOUNT                             FUND                                                                         PURCHASES
------------------------------------------------------------------------------------------------------------------------------
AIM VI Cap Appr, Ser I                 AIM V.I. Capital Appreciation Fund, Series I Shares                        $  3,793,346
AIM VI Cap Appr, Ser II                AIM V.I. Capital Appreciation Fund, Series II Shares                        167,647,029
AIM VI Cap Dev, Ser I                  AIM V.I. Capital Development Fund, Series I Shares                              923,340
AIM VI Cap Dev, Ser II                 AIM V.I. Capital Development Fund, Series II Shares                          11,304,209
AIM VI Core Eq, Ser I                  AIM V.I. Core Equity Fund, Series I Shares                                    6,732,583
AIM VI Dyn, Ser I                      AIM V.I. Dynamics Fund, Series I Shares                                         779,347
AIM VI Fin Serv, Ser I                 AIM V.I. Financial Services Fund, Series I Shares                             4,311,649
AIM VI Intl Gro, Ser II                AIM V.I. International Growth Fund, Series II Shares                            261,355
AIM VI Tech, Ser I                     AIM V.I. Technology Fund, Series I Shares                                    21,621,993
AB VPS Global Tech, Cl B               AllianceBernstein VPS Global Technology Portfolio (Class B)                   3,687,738
AB VPS Gro & Inc, Cl B                 AllianceBernstein VPS Growth and Income Portfolio (Class B)                  59,178,351
AB VPS Intl Val, Cl B                  AllianceBernstein VPS International Value Portfolio (Class B)               269,935,852
AC VP Intl, Cl I                       American Century VP International, Class I                                    5,124,387
AC VP Intl, Cl II                      American Century VP International, Class II                                  23,183,081
AC VP Ultra, Cl II                     American Century VP Ultra(R), Class II                                       19,520,815
AC VP Val, Cl I                        American Century VP Value, Class I                                          114,281,939
AC VP Val, Cl II                       American Century VP Value, Class II                                         125,632,760
Calvert VS Social Bal                  Calvert Variable Series, Inc. Social Balanced Portfolio                      10,547,129
Col Hi Yield, VS Cl B                  Columbia High Yield Fund, Variable Series, Class B                           65,184,666
CS Mid-Cap Gro                         Credit Suisse Trust - Mid-Cap Growth Portfolio                                  527,736
CS Sm Cap Gro                          Credit Suisse Trust - Small Cap Growth Portfolio                                527,536
EG VA Fundamental Lg Cap, Cl 2         Evergreen VA Fundamental Large Cap Fund - Class 2                             9,339,595
EG VA Intl Eq, Cl 2                    Evergreen VA International Equity Fund - Class 2                             30,727,456
Fid VIP Gro & Inc, Serv Cl             Fidelity(R) VIP Growth & Income Portfolio Service Class                       5,302,894
Fid VIP Gro & Inc, Serv Cl 2           Fidelity(R) VIP Growth & Income Portfolio Service Class 2                    31,710,965
Fid VIP Mid Cap, Serv Cl               Fidelity(R) VIP Mid Cap Portfolio Service Class                              15,377,757
Fid VIP Mid Cap, Serv Cl 2             Fidelity(R) VIP Mid Cap Portfolio Service Class 2                           235,672,067
Fid VIP Overseas, Serv Cl              Fidelity(R) VIP Overseas Portfolio Service Class                              5,605,227
Fid VIP Overseas, Serv Cl 2            Fidelity(R) VIP Overseas Portfolio Service Class 2                           26,674,686
FTVIPT Frank Real Est, Cl 2            FTVIPT Franklin Real Estate Fund - Class 2                                  133,874,837
FTVIPT Frank Sm Cap Val, Cl 2          FTVIPT Franklin Small Cap Value Securities Fund - Class 2                    75,099,017
FTVIPT Mutual Shares Sec, Cl 2         FTVIPT Mutual Shares Securities Fund - Class 2                               64,369,025
FTVIPT Temp Dev Mkts Sec, Cl 1         FTVIPT Templeton Developing Markets Securities Fund - Class 1                 9,021,926
FTVIPT Temp For Sec, Cl 2              FTVIPT Templeton Foreign Securities Fund - Class 2                            9,829,385
GS VIT Structd Sm Cap Eq               Goldman Sachs VIT Structured Small Cap Equity Fund                            4,832,766
GS VIT Structd U.S. Eq                 Goldman Sachs VIT Structured U.S. Equity Fund                               213,812,039
GS VIT Mid Cap Val                     Goldman Sachs VIT Mid Cap Value Fund                                        314,791,822
Janus Aspen Global Tech, Serv          Janus Aspen Series Global Technology Portfolio: Service Shares                1,711,603
Janus Aspen Intl Gro, Serv             Janus Aspen Series International Growth Portfolio: Service Shares             7,808,823
Janus Aspen Mid Cap Gro, Serv          Janus Aspen Series Mid Cap Growth Portfolio: Service Shares                     572,830
Lazard Retire Intl Eq                  Lazard Retirement International Equity Portfolio                             32,388,171
MFS Inv Gro Stock, Serv Cl             MFS(R) Investors Growth Stock Series - Service Class                         21,811,126
MFS New Dis, Serv Cl                   MFS(R) New Discovery Series - Service Class                                   3,323,788
MFS Total Return, Serv Cl              MFS(R) Total Return Series - Service Class                                   56,364,739
MFS Utilities, Serv Cl                 MFS(R) Utilities Series - Service Class                                      67,540,109


--------------------------------------------------------------------------------
63 - IDS LIFE VARIABLE ACCOUNT 10

SUBACCOUNT                             FUND                                                                         PURCHASES
--------------------------------------------------------------------------------------------------------------------------------
Oppen Global Sec VA, Serv              Oppenheimer Global Securities Fund/VA, Service Shares                      $ 56,993,161
Oppen Main St Sm Cap VA, Serv          Oppenheimer Main Street Small Cap Fund/VA, Service Shares                    30,887,556
Oppen Strategic Bond VA, Serv          Oppenheimer Strategic Bond Fund/VA, Service Shares                          282,221,424
Pioneer Eq Inc VCT, Cl II              Pioneer Equity Income VCT Portfolio - Class II Shares                        11,384,214
Pioneer Europe VCT, Cl II              Pioneer Europe VCT Portfolio - Class II Shares                                1,700,646
Put VT Health Sciences, Cl IB          Putnam VT Health Sciences Fund - Class IB Shares                             14,435,378
Put VT Intl Eq, Cl IB                  Putnam VT International Equity Fund - Class IB Shares                         5,793,256
Put VT Intl New Opp, Cl IB             Putnam VT International New Opportunities Fund - Class IB Shares              1,088,825
Put VT New Opp, Cl IA                  Putnam VT New Opportunities Fund - Class IA Shares                              895,801
Put VT Vista, Cl IB                    Putnam VT Vista Fund - Class IB Shares                                        1,476,557
RVS VP Bal                             RiverSource(SM) Variable Portfolio - Balanced Fund                           54,653,886
RVS VP Cash Mgmt                       RiverSource(SM) Variable Portfolio - Cash Management Fund                   215,674,943
RVS VP Core Bond                       RiverSource(SM) Variable Portfolio - Core Bond Fund                          29,396,133
RVS VP Div Bond                        RiverSource(SM) Variable Portfolio - Diversified Bond Fund                  321,785,554
RVS VP Div Eq Inc                      RiverSource(SM) Variable Portfolio - Diversified Equity Income Fund         465,148,829
RVS VP Emer Mkts                       RiverSource(SM) Variable Portfolio - Emerging Markets Fund                  132,048,167
RVS VP Global Bond                     RiverSource(SM) Variable Portfolio - Global Bond Fund                       156,964,961
RVS VP Global Inflation Prot Sec       RiverSource(SM) Variable Portfolio - Global Inflation Protected Securities  186,506,841
                                       Fund
RVS VP Gro                             RiverSource(SM) Variable Portfolio - Growth Fund                            170,267,108
RVS VP Hi Yield Bond                   RiverSource(SM) Variable Portfolio - High Yield Bond Fund                   126,881,601
RVS VP Inc Opp                         RiverSource(SM) Variable Portfolio - Income Opportunities Fund               61,546,986
RVS VP Intl Opp                        RiverSource(SM) Variable Portfolio - International Opportunity Fund          66,149,052
RVS VP Lg Cap Eq                       RiverSource(SM) Variable Portfolio - Large Cap Equity Fund                  195,905,729
RVS VP Lg Cap Val                      RiverSource(SM) Variable Portfolio - Large Cap Value Fund                     7,417,178
RVS VP Mid Cap Gro                     RiverSource(SM) Variable Portfolio - Mid Cap Growth Fund                     10,443,324
RVS VP Mid Cap Val                     RiverSource(SM) Variable Portfolio - Mid Cap Value Fund                      16,475,499
RVS VP New Dim                         RiverSource(SM) Variable Portfolio - New Dimensions Fund(R)                   9,699,622
RVS VP S&P 500                         RiverSource(SM) Variable Portfolio - S&P 500 Index Fund                      40,514,168
RVS VP Select Val                      RiverSource(SM) Variable Portfolio - Select Value Fund                       12,664,215
RVS VP Short Duration                  RiverSource(SM) Variable Portfolio - Short Duration U.S. Government Fund     36,629,473
RVS VP Sm Cap Adv                      RiverSource(SM) Variable Portfolio - Small Cap Advantage Fund                32,591,717
RVS VP Sm Cap Val                      RiverSource(SM) Variable Portfolio - Small Cap Value Fund                   126,520,206
RVS VP Strategy Aggr                   RiverSource(SM) Variable Portfolio - Strategy Aggressive Fund                 2,204,987
Royce Micro-Cap                        Royce Micro-Cap Portfolio                                                     3,352,118
LM Ptnrs Var Sm Cap Gro, Cl II         Legg Mason Partners Variable Small Cap Growth Portfolio, Class II               123,037
Third Ave Val                          Third Avenue Value Portfolio                                                 12,224,371
VanK LIT Comstock, Cl II               Van Kampen Life Investment Trust Comstock Portfolio Class II Shares         357,423,133
Wanger Intl Sm Cap                     Wanger International Small Cap                                              179,251,913
Wanger U.S. Sm Co                      Wanger U.S. Smaller Companies                                               173,038,240
WF Adv VT Asset Alloc                  Wells Fargo Advantage VT Asset Allocation Fund                               17,151,911
WF Adv VT Intl Core                    Wells Fargo Advantage VT International Core Fund                              2,958,017
WF Adv VT Opp                          Wells Fargo Advantage VT Opportunity Fund                                     8,299,541
WF Adv VT Sm Cap Gro                   Wells Fargo Advantage VT Small Cap Growth Fund                                3,356,125


--------------------------------------------------------------------------------
64 - IDS LIFE VARIABLE ACCOUNT 10

8. ACCUMULATION UNIT VALUES, UNITS OUTSTANDING AND NET ASSETS
The following is a summary of accumulation unit values at Dec. 31, 2005:

                                   AIM VI CAP          AIM VI CAP          AIM VI CAP           AIM VI CAP          AIM VI CORE
PRICE LEVEL                        APPR, SER I        APPR, SER II         DEV, SER I           DEV, SER II         EQ, SER I
                                   ---------------------------------------------------------------------------------------------
0.55%                              $      0.99        $       1.08         $     1.66          $       1.28         $         --
0.75%                                     0.98                1.07               1.64                  1.27                   --
0.95%                                     0.96                1.06               1.62                  1.26                   --
1.00%                                       --                1.13                 --                  1.33                   --
1.20%                                       --                1.12                 --                  1.32                   --
1.25%                                       --                  --                 --                    --                 1.72


                                      AIM VI           AIM VI FIN          AIM VI INTL            AIM VI           AB VPS GLOBAL
PRICE LEVEL                         DYN, SER I         SERV, SER I         GRO, SER II          TECH, SER I         TECH, CL B
                                   ---------------------------------------------------------------------------------------------
0.55%                              $      1.11        $       1.20         $      1.09         $       0.73       $         1.06
0.75%                                     1.10                1.19                1.09                 0.73                 1.06
0.95%                                     1.09                1.18                1.09                 0.72                 1.06
1.00%                                     1.19                1.26                1.09                 0.85                 1.06
1.20%                                     1.19                1.25                1.09                 0.84                 1.06
1.25%                                       --                  --                  --                   --                   --



                                     AB VPS              AB VPS               AC VP                AC VP              AC VP
                                   GRO & INC,           INTL VAL,             INTL,                INTL,              ULTRA,
PRICE LEVEL                           CL B                CL B                CL I                 CL II              CL II
                                   ---------------------------------------------------------------------------------------------
0.55%                              $      1.13        $       1.90         $     1.06          $      1.17        $         1.04
0.75%                                     1.12                1.88               1.04                 1.16                  1.04
0.95%                                     1.11                1.86               1.03                 1.15                  1.04
1.00%                                     1.21                1.94                 --                 1.33                  1.04
1.20%                                     1.20                1.92                 --                 1.32                  1.04
1.25%                                       --                  --                 --                   --                    --


                                      AC VP               AC VP            CALVERT VS         COL HI YIELD,        CS MID-CAP
PRICE LEVEL                         VAL, CL I          VAL, CL II          SOCIAL BAL            VS CL B               GRO
                                   ---------------------------------------------------------------------------------------------
0.55%                              $      1.61        $`      1.36         $     1.05         $        1.08       $         1.29
0.75%                                     1.59                1.35               1.04                  1.07                 1.27
0.95%                                     1.57                1.34               1.02                  1.07                 1.26
1.00%                                       --                1.33               1.17                  1.07                   --
1.20%                                       --                1.32               1.16                  1.06                   --
1.25%                                     2.35                  --                 --                    --                   --

                                                          EG VA               EG VA              FID VIP             FID VIP
                                    CS SM CAP          FUNDAMENTAL          INTL EQ,           GRO & INC,          GRO & INC,
PRICE LEVEL                            GRO             LG CAP, CL 2           CL 2               SERV CL            SERV CL 2
                                   ---------------------------------------------------------------------------------------------
0.55%                              $        --        $        1.01        $     1.32          $      1.04        $         1.14
0.75%                                       --                 1.00              1.32                 1.03                  1.13
0.95%                                       --                 1.00              1.31                 1.01                  1.12
1.00%                                       --                 1.11              1.31                   --                  1.16
1.20%                                       --                 1.10              1.31                   --                  1.15
1.25%                                     1.35                   --                --                   --                    --

--------------------------------------------------------------------------------
65 - IDS LIFE VARIABLE ACCOUNT 10

                                     FID VIP             FID VIP             FID VIP             FID VIP          FTVIPT FRANK
                                     MID CAP,            MID CAP,           OVERSEAS,           OVERSEAS,          REAL EST,
PRICE LEVEL                          SERV CL            SERV CL 2            SERV CL            SERV CL 2             CL 2
                                   ---------------------------------------------------------------------------------------------
0.55%                              $      2.86        $       1.86         $     1.16          $      1.42        $         2.73
0.75%                                     2.82                1.85               1.15                 1.40                  2.70
0.95%                                     2.79                1.83               1.14                 1.39                  2.66
1.00%                                       --                1.77                 --                 1.55                  1.99
1.20%                                       --                1.76                 --                 1.53                  1.97
1.25%                                       --                  --                 --                   --                    --


                                   FTVIPT FRANK       FTVIPT MUTUAL        FTVIPT TEMP          FTVIPT TEMP           GS VIT
                                      SM CAP             SHARES             DEV MKTS            FOR SEC,           STRUCTD SM
PRICE LEVEL                          VAL, CL 2          SEC, CL 2           SEC, CL 1              CL 2               CAP EQ
                                   ---------------------------------------------------------------------------------------------
0.55%                              $       2.14       $        1.30        $         --        $        1.43      $         1.79
0.75%                                      2.11                1.29                  --                 1.42                1.76
0.95%                                      2.09                1.28                  --                 1.41                1.74
1.00%                                      1.59                1.35                  --                   --                  --
1.20%                                      1.57                1.34                  --                   --                  --
1.25%                                        --                  --                1.10                   --                  --



                                     GS VIT              GS VIT            JANUS ASPEN          JANUS ASPEN        JANUS ASPEN
                                    STRUCTD              MID CAP           GLOBAL TECH,          INTL GRO,         MID CAP GRO,
PRICE LEVEL                         U.S. EQ               VAL                 SERV                 SERV               SERV
                                   ---------------------------------------------------------------------------------------------
0.55%                              $      1.05        $       2.34         $       0.41        $      0.93        $         0.54
0.75%                                     1.04                2.31                 0.40               0.92                  0.54
0.95%                                     1.02                2.29                 0.40               0.91                  0.53
1.00%                                     1.24                1.69                 1.01               1.61                    --
1.20%                                     1.23                1.68                 1.01               1.60                    --
1.25%                                       --                  --                   --                 --                    --


                                     LAZARD              MFS INV             MFS                   MFS                 MFS
                                     RETIRE            GRO STOCK,           NEW DIS,           TOTAL RETURN,        UTILITIES,
PRICE LEVEL                         INTL EQ              SERV CL            SERV CL               SERV CL            SERV CL
                                   ---------------------------------------------------------------------------------------------
0.55%                              $      1.04        $       0.67         $     0.90          $        1.12      $         1.38
0.75%                                     1.03                0.66               0.89                   1.11                1.37
0.95%                                     1.01                0.65               0.88                   1.11                1.36
1.00%                                     1.46                1.03               1.04                   1.11                1.70
1.20%                                     1.45                1.02               1.04                   1.10                1.68
1.25%                                       --                  --                 --                     --                  --

                                     OPPEN             OPPEN MAIN            OPPEN              PIONEER EQ           PIONEER
                                   GLOBAL SEC           ST SM CAP        STRATEGIC BOND           INC VCT,          EUROPE VCT,
PRICE LEVEL                         VA, SERV            VA, SERV             VA, SERV              CL II              CL II
                                   ---------------------------------------------------------------------------------------------
0.55%                              $      1.31        $       1.26         $     1.09          $      1.20        $         1.31
0.75%                                     1.31                1.26               1.09                 1.19                  1.30
0.95%                                     1.30                1.25               1.08                 1.18                  1.29
1.00%                                     1.30                1.25               1.08                 1.24                  1.40
1.20%                                     1.30                1.24               1.08                 1.23                  1.39
1.25%                                       --                  --                 --                   --                    --

--------------------------------------------------------------------------------
66 - IDS LIFE VARIABLE ACCOUNT 10

                                     PUT VT HEALTH          PUT VT          PUT VT INTL           PUT VT             PUT VT
                                       SCIENCES,           INTL EQ,           NEW OPP,            NEWOPP,            VISTA,
PRICE LEVEL                              CL IB              CL IB               CL IB             CL IA              CL IB
                                     -----------------------------------------------------------------------------------------
0.55%                                $        1.10         $     1.30       $       0.99          $      --          $    1.03
0.75%                                         1.09               1.29               0.98                 --               1.02
0.95%                                         1.08               1.27               0.97                 --               1.00
1.00%                                         1.12               1.40                 --                 --               1.25
1.20%                                         1.11               1.39                 --                 --               1.24
1.25%                                           --                 --                 --               1.38                 --

                                          RVS VP             RVS VP             RVS VP              RVS VP            RVS VP
PRICE LEVEL                                BAL              CASH MGMT          CORE BOND           DIV BOND         DIV EQ INC
                                     -----------------------------------------------------------------------------------------
0.55%                                     $    1.10         $    1.13          $    1.04           $    1.31        $     1.53
0.75%                                          1.08              1.12               1.03                1.30              1.52
0.95%                                          1.07              1.10               1.03                1.28              1.51
1.00%                                          1.19              1.01               1.02                1.12              1.53
1.20%                                          1.18              1.00               1.02                1.12              1.51
1.25%                                          1.66              1.23                 --                1.41                --

                                                            RVS VP           RVS VP                                  RVS VP
                                        RVS VP              GLOBAL      GLOBAL INFLATION          RVS VP            HI YIELD
PRICE LEVEL                            EMER MKTS             BOND           PROT SEC               GRO                BOND
                                     -----------------------------------------------------------------------------------------
0.55%                                  $      1.58          $    1.38   $           1.05          $    0.67         $     1.26
0.75%                                         1.54               1.36               1.05               0.66               1.25
0.95%                                         1.53               1.34               1.05               0.66               1.23
1.00%                                         2.04               1.31               1.05               1.06               1.32
1.20%                                         2.02               1.30               1.04               1.05               1.31
1.25%                                           --               1.46                 --                 --               1.39

                                           RVS VP             RVS VP            RVS VP             RVS VP            RVS VP
PRICE LEVEL                                INC OPP           INTL OPP          LG CAP EQ         LG CAP VAL        MID CAP GRO
                                     -----------------------------------------------------------------------------------------
0.55%                                      $  1.07           $   0.92          $    0.85         $     1.14        $      1.26
0.75%                                         1.07               0.91               0.84               1.14               1.23
0.95%                                         1.06               0.90               0.82               1.13               1.22
1.00%                                         1.06               1.42               1.05               1.13               1.26
1.20%                                         1.06               1.41               1.13               1.13               1.25
1.25%                                           --               1.23               1.35                 --                 --

                                          RVS VP              RVS VP             RVS VP            RVS VP           RVS VP
PRICE LEVEL                            MID CAP VAL            NEW DIM            S&P 500         SELECT VAL     SHORT DURATION
                                     -----------------------------------------------------------------------------------------
0.55%                                  $      1.20            $  0.89            $  0.88         $     1.13     $         1.24
0.75%                                         1.19               0.88               0.87               1.12               1.22
0.95%                                         1.19               0.87               0.86               1.12               1.20
1.00%                                         1.19               1.01               1.14               1.12               1.05
1.20%                                         1.19               1.00               1.13               1.11               1.04
1.25%                                           --               1.61                 --                 --                 --


                                                                                                                   LM PTNRS
                                          RVS VP             RVS VP            RVS VP               ROYCE           VAR SM
PRICE LEVEL                             SM CAP ADV         SM CAP VAL      STRATEGY AGGR          MICRO-CAP     CAP GRO, CL II
                                     -----------------------------------------------------------------------------------------
0.55%                                   $     1.61         $     1.61      $        0.83          $    2.83     $         1.06
0.75%                                         1.60               1.60               0.82               2.80               1.06
0.95%                                         1.58               1.59               0.81               2.76               1.05
1.00%                                         1.52               1.50               1.08                 --               1.05
1.20%                                         1.51               1.49               1.07                 --               1.05
1.25%                                           --                 --               1.10                 --                 --


--------------------------------------------------------------------------------
67 - IDS LIFE VARIABLE ACCOUNT 10

                                                             VANK LIT
                                         THIRD AVE          COMSTOCK,        WANGER INTL        WANGER U.S.         WF ADV VT
PRICE LEVEL                                 VAL               CL II             SM CAP             SM CO           ASSET ALLOC
                                  --------------------------------------------------------------------------------------------
0.55%                                    $    2.92          $    1.19        $      1.69        $      1.79        $      1.16
0.75%                                         2.89               1.19               1.67               1.77               1.15
0.95%                                         2.85               1.18               1.65               1.74               1.14
1.00%                                           --               1.18               1.99               1.56               1.20
1.20%                                           --               1.18               1.98               1.54               1.19
1.25%                                           --                 --                 --                 --                 --



                                                                               WF ADV VT          WF ADV VT         WF ADV VT
PRICE LEVEL                                                                    INTL CORE             OPP            SM CAP GRO
                                                                        ------------------------------------------------------
0.55%                                                                          $    1.07          $    1.23         $     0.98
0.75%                                                                               1.06               1.22               0.97
0.95%                                                                               1.05               1.21               0.96
1.00%                                                                               1.24               1.26               1.11
1.20%                                                                               1.23               1.25               1.10
1.25%                                                                                 --                 --                 --


The following is a summary of units outstanding at Dec. 31, 2005:

                                       AIM VI CAP         AIM VI CAP         AIM VI CAP         AIM VI CAP        AIM VI CORE
PRICE LEVEL                            APPR, SER I       APPR, SER II        DEV, SER I        DEV, SER II         EQ, SER I
                                  --------------------------------------------------------------------------------------------
0.55%                                      910,160          1,554,316            283,175            141,500                 --
0.75%                                   42,184,768        134,591,312         16,328,916         24,348,605                 --
0.95%                                   37,608,401         64,799,812         16,359,037         13,500,441                 --
1.00%                                           --         24,535,561                 --          2,835,717                 --
1.20%                                           --         11,201,946                 --          1,835,074                 --
1.25%                                           --                 --                 --                 --        281,112,107
------------------------------------------------------------------------------------------------------------------------------
Total                                   80,703,329        236,682,947         32,971,128         42,661,337        281,112,107
------------------------------------------------------------------------------------------------------------------------------


                                          AIM VI          AIM VI FIN        AIM VI INTL          AIM VI         AB VPS GLOBAL
PRICE LEVEL                             DYN, SER I       SERV, SER I        GRO, SER II        TECH, SER I        TECH, CL B
                                  --------------------------------------------------------------------------------------------
0.55%                                       19,068            140,165              4,642            531,893            143,575
0.75%                                    8,601,505         10,621,224            127,285         31,926,374          2,021,339
0.95%                                    4,923,517          6,395,777            107,351         14,959,837            800,530
1.00%                                      829,652          1,321,640              2,193          4,728,356            332,725
1.20%                                      495,283            831,992              5,252          2,168,143            148,119
1.25%                                           --                 --                 --                 --                 --
------------------------------------------------------------------------------------------------------------------------------
Total                                   14,869,025         19,310,798            246,723         54,314,603          3,446,288
------------------------------------------------------------------------------------------------------------------------------



                                        AB VPS              AB VPS             AC VP              AC VP               AC VP
                                       GRO & INC,          INTL VAL,            INTL,             INTL,               ULTRA,
PRICE LEVEL                              CL B                CL B               CL I              CL II               CL II
                                  --------------------------------------------------------------------------------------------
0.55%                                    1,186,388          2,607,393            594,423            313,905            618,218
0.75%                                  149,315,635        153,106,631         28,072,686         43,611,845         10,074,441
0.95%                                   91,923,780         94,908,813         30,007,091         27,135,918          4,856,043
1.00%                                   20,738,602         25,567,771                 --          7,538,265          2,014,910
1.20%                                   14,312,593         16,469,655                 --          3,767,540          1,014,772
1.25%                                           --                 --                 --                 --                 --
------------------------------------------------------------------------------------------------------------------------------
Total                                  277,476,998        292,660,263         58,674,200         82,367,473         18,578,384
------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
68 - IDS LIFE VARIABLE ACCOUNT 10

                                           AC VP              AC VP          CALVERT VS      COL HI YIELD,         CS MID-CAP
PRICE LEVEL                              VAL, CL I         VAL, CL II        SOCIAL BAL         VS CL B                GRO
                                  --------------------------------------------------------------------------------------------
0.55%                                    1,036,783          1,103,924              5,382            498,653            281,038
0.75%                                   53,724,188        142,660,099         23,849,609         47,439,556         12,277,146
0.95%                                   53,402,691         95,710,369         19,300,879         27,476,087         12,660,265
1.00%                                           --         25,428,024          3,186,340         11,855,828                 --
1.20%                                           --         16,715,635          2,283,247          8,508,708                 --
1.25%                                  233,791,869                 --                 --                 --                 --
------------------------------------------------------------------------------------------------------------------------------
Total                                  341,955,531        281,618,051         48,625,457         95,778,832         25,218,449
------------------------------------------------------------------------------------------------------------------------------

                                                            EG VA               EG VA            FID VIP            FID VIP
                                        CS SM CAP        FUNDAMENTAL           INTL EQ,         GRO & INC,         GRO & INC,
PRICE LEVEL                                GRO          LG CAP, CL 2             CL 2            SERV CL           SERV CL 2
                                  --------------------------------------------------------------------------------------------
0.55%                                           --             55,701            660,555          1,102,551          1,338,181
0.75%                                           --         16,190,554         15,273,071        107,380,015        189,109,387
0.95%                                           --         10,000,685          9,815,434        108,100,780        121,316,657
1.00%                                           --          2,338,153          4,631,663                 --         28,157,835
1.20%                                           --          1,569,937          3,150,186                 --         18,131,667
1.25%                                  226,170,417                 --                 --                 --                 --
------------------------------------------------------------------------------------------------------------------------------
Total                                  226,170,417         30,155,030         33,530,909        216,583,346        358,053,727
------------------------------------------------------------------------------------------------------------------------------

                                         FID VIP            FID VIP            FID VIP           FID VIP         FTVIPT FRANK
                                         MID CAP,           MID CAP,          OVERSEAS,         OVERSEAS,          REAL EST,
PRICE LEVEL                              SERV CL           SERV CL 2           SERV CL          SERV CL 2             CL 2
                                  --------------------------------------------------------------------------------------------
0.55%                                      915,213          2,702,152            604,666            727,507            667,444
0.75%                                   72,759,444        260,492,338         40,988,433         70,878,237        139,617,618
0.95%                                   70,537,395        157,678,342         40,363,413         48,641,899         88,910,830
1.00%                                           --         46,943,789                 --          9,685,588         22,307,389
1.20%                                           --         28,422,662                 --          6,520,033         15,138,784
1.25%                                           --                 --                 --                 --                 --
------------------------------------------------------------------------------------------------------------------------------
Total                                  144,212,052        496,239,283         81,956,512        136,453,264        266,642,065
------------------------------------------------------------------------------------------------------------------------------


                                     FTVIPT FRANK      FTVIPT MUTUAL        FTVIPT TEMP        FTVIPT TEMP          GS VIT
                                        SM CAP             SHARES             DEV MKTS           FOR SEC,         STRUCTD SM
PRICE LEVEL                           VAL, CL 2          SEC, CL 2           SEC, CL 1             CL 2             CAP EQ
                                  --------------------------------------------------------------------------------------------
0.55%                                      592,863            716,188                 --            356,719            119,234
0.75%                                   78,072,518         69,985,567                 --         17,595,454         10,822,924
0.95%                                   55,521,459         50,166,375                 --         18,421,019         12,489,537
1.00%                                   13,297,708         18,871,414                 --                 --                 --
1.20%                                    8,681,966         11,400,358                 --                 --                 --
1.25%                                           --                 --        254,244,487                 --                 --
------------------------------------------------------------------------------------------------------------------------------
Total                                  156,166,514        151,139,902        254,244,487         36,373,192         23,431,695
------------------------------------------------------------------------------------------------------------------------------



                                           GS VIT            GS VIT        JANUS ASPEN        JANUS ASPEN        JANUS ASPEN
                                          STRUCTD           MID CAP        GLOBAL TECH,         INTL GRO,        MID CAP GRO,
PRICE LEVEL                               U.S. EQ             VAL              SERV               SERV               SERV
                                  --------------------------------------------------------------------------------------------
0.55%                                    3,018,594          1,929,799            199,690            249,985            125,006
0.75%                                  248,934,590        174,917,887         32,605,663         72,831,886         34,554,752
0.95%                                  168,697,313        117,932,094         24,130,682         59,325,219         24,803,242
1.00%                                   30,635,637         30,996,256            468,309                          1,554,638 --
1.20%                                   16,269,076         20,010,518            229,584                            854,067 --
1.25%                                           --                 --                 --                 --                 --
------------------------------------------------------------------------------------------------------------------------------
Total                                  467,555,210        345,786,554         57,633,928        134,815,795         59,483,000
------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
69 - IDS LIFE VARIABLE ACCOUNT 10

                                          LAZARD          MFS INV               MFS              MFS                  MFS
                                          RETIRE         GRO STOCK,           NEW DIS,       TOTAL RETURN,         UTILITIES,
PRICE LEVEL                               INTL EQ         SERV CL             SERV CL           SERV CL             SERV CL
                                  --------------------------------------------------------------------------------------------
0.55%                                    1,238,267            639,873            558,246            290,615            588,100
0.75%                                  101,053,986        117,492,892         62,994,509         33,809,100         55,870,148
0.95%                                   73,981,542         84,506,338         48,503,117         20,473,072         35,162,683
1.00%                                    7,418,450          8,658,429          6,257,390         10,939,641          6,871,056
1.20%                                    4,982,794          4,709,819          4,246,857          8,946,247          5,188,847
1.25%                                           --                 --                 --                 --                 --
------------------------------------------------------------------------------------------------------------------------------
Total                                  188,675,039        216,007,351        122,560,119         74,458,675        103,680,834
------------------------------------------------------------------------------------------------------------------------------

                                          OPPEN          OPPEN MAIN           OPPEN            PIONEER EQ          PIONEER
                                       GLOBAL SEC         ST SM CAP       STRATEGIC BOND        INC VCT,         EUROPE VCT,
PRICE LEVEL                              VA, SERV          VA, SERV          VA, SERV             CL II             CL II
                                  --------------------------------------------------------------------------------------------
0.55%                                      756,367            643,099          3,173,482            155,803                 --
0.75%                                   33,810,932         18,591,965        150,945,119         27,263,315          3,034,396
0.95%                                   20,720,531         12,036,627         94,656,600         17,370,195          1,827,389
1.00%                                   11,207,899          6,923,613         34,899,357          5,726,852            242,757
1.20%                                    5,927,076          3,699,913         23,302,749          3,005,736            264,897
1.25%                                           --                 --                 --                 --                 --
------------------------------------------------------------------------------------------------------------------------------
Total                                   72,422,805         41,895,217        306,977,307         53,521,901          5,369,439
------------------------------------------------------------------------------------------------------------------------------

                                    PUT VT HEALTH            PUT VT        PUT VT INTL             PUT VT            PUT VT
                                      SCIENCES,             INTL EQ,         NEW OPP,             NEW OPP,           VISTA,
PRICE LEVEL                             CL IB                CL IB             CL IB               CL IA             CL IB
                                  --------------------------------------------------------------------------------------------
0.55%                                      217,974            144,787            507,123                 --            373,892
0.75%                                   27,298,795         37,979,560         47,078,250                 --         49,747,095
0.95%                                   14,516,974         23,457,719         43,047,107                 --         42,679,592
1.00%                                    4,351,100          4,252,198                 --                 --            735,837
1.20%                                    2,388,149          3,019,357                 --                 --            597,608
1.25%                                           --                 --                 --        206,197,208                 --
------------------------------------------------------------------------------------------------------------------------------
Total                                   48,772,992         68,853,621         90,632,480        206,197,208         94,134,024
------------------------------------------------------------------------------------------------------------------------------

                                          RVS VP           RVS VP              RVS VP             RVS VP             RVS VP
PRICE LEVEL                                 BAL           CASH MGMT           CORE BOND          DIV BOND          DIV EQ INC
                                  --------------------------------------------------------------------------------------------
0.55%                                      622,636          4,504,356            100,474          3,619,181          5,164,611
0.75%                                   92,705,106        193,995,765         17,449,804        332,676,678        408,559,076
0.95%                                   77,524,744        147,452,270         15,300,044        257,272,965        278,737,113
1.00%                                    3,384,921         22,066,760          3,993,710         50,745,782         47,281,876
1.20%                                    3,085,432         18,978,896          3,472,871         37,022,661         33,231,549
1.25%                                  183,539,902         42,071,130                 --        161,182,395                 --
------------------------------------------------------------------------------------------------------------------------------
Total                                  360,862,741        429,069,177         40,316,903        842,519,662        772,974,225
------------------------------------------------------------------------------------------------------------------------------

                                                             RVS VP          RVS VP                                   RVS VP
                                          RVS VP             GLOBAL     GLOBAL INFLATION           RVS VP            HI YIELD
PRICE LEVEL                             EMER MKTS             BOND          PROT SEC                 GRO               BOND
                                  --------------------------------------------------------------------------------------------
0.55%                                    1,490,711          1,377,438          1,454,813          6,192,825          2,397,042
0.75%                                   75,519,655        130,135,374         91,038,069        323,849,052        262,154,239
0.95%                                   44,243,629        102,875,706         51,906,128        212,229,239        237,711,013
1.00%                                    8,411,805         18,770,965         20,278,941         23,295,613         28,188,709
1.20%                                    4,677,297         15,541,309         13,014,245         13,519,277         27,474,017
1.25%                                           --         63,122,283                 --                 --        157,929,401
------------------------------------------------------------------------------------------------------------------------------
Total                                  134,343,097        331,823,075        177,692,196        579,086,006        715,854,421
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
70 - IDS LIFE VARIABLE ACCOUNT 10

                                          RVS VP           RVS VP              RVS VP            RVS VP            RVS VP
PRICE LEVEL                              INC OPP          INTL OPP           LG CAP EQ         LG CAP VAL        MID CAP GRO
                                  --------------------------------------------------------------------------------------------
0.55%                                      492,596          1,251,854          3,121,419             91,823            654,709
0.75%                                   29,476,686         77,786,921        263,828,221          6,231,693         47,283,202
0.95%                                   18,067,872         61,792,724        144,230,281          3,593,761         31,419,449
1.00%                                    7,060,871          5,132,705         27,550,266            921,237          5,505,240
1.20%                                    4,186,846          3,646,914         11,604,020            631,729          2,961,304
1.25%                                           --        186,227,997        136,706,234                 --                 --
------------------------------------------------------------------------------------------------------------------------------
Total                                   59,284,871        335,839,115        587,040,441         11,470,243         87,823,904
------------------------------------------------------------------------------------------------------------------------------

                                         RVS VP             RVS VP             RVS VP           RVS VP             RVS VP
PRICE LEVEL                           MID CAP VAL           NEW DIM            S&P 500         SELECT VAL      SHORT DURATION
                                  --------------------------------------------------------------------------------------------
0.55%                                      115,184          1,644,516          2,054,232            235,426            688,145
0.75%                                    6,605,260        325,031,491        154,949,018         10,246,796        145,086,997
0.95%                                    4,981,588        234,423,970        122,069,627          5,776,825        121,249,374
1.00%                                      621,680         16,468,226         14,183,619          1,493,346         18,706,616
1.20%                                      392,861          8,726,567         10,825,033          1,193,344         16,802,377
1.25%                                           --        337,809,705                 --                 --                 --
------------------------------------------------------------------------------------------------------------------------------
Total                                   12,716,573        924,104,475        304,081,529         18,945,737        302,533,509
------------------------------------------------------------------------------------------------------------------------------


                                                                                                                 LM PTNRS
                                         RVS VP             RVS VP            RVS VP              ROYCE            VAR SM
PRICE LEVEL                            SM CAP ADV         SM CAP VAL      STRATEGY AGGR          MICRO-CAP     CAP GRO, CL II
                                  --------------------------------------------------------------------------------------------
0.55%                                      514,324          2,067,597            147,007            539,435                 --
0.75%                                   59,242,678        127,559,493         41,305,691         22,799,189             55,090
0.95%                                   46,718,173         72,463,151         31,424,493         22,866,590             40,796
1.00%                                    5,743,505         20,683,462            471,291                 --              3,572
1.20%                                    3,917,046         11,558,956            421,033                 --              4,908
1.25%                                           --                 --         94,511,070                 --                 --
------------------------------------------------------------------------------------------------------------------------------
Total                                  116,135,726        234,332,659        168,280,585         46,205,214            104,366
------------------------------------------------------------------------------------------------------------------------------



                                                          VANK LIT
                                        THIRD AVE        COMSTOCK,         WANGER INTL        WANGER U.S.        WF ADV VT
PRICE LEVEL                                VAL             CL II              SM CAP             SM CO          ASSET ALLOC
                                  --------------------------------------------------------------------------------------------
0.55%                                      370,811          3,642,315          2,813,624          2,708,955            354,874
0.75%                                   31,915,751        203,272,353        170,229,894        241,622,599         43,629,251
0.95%                                   32,579,538         96,755,129        114,380,940        169,885,655         32,465,960
1.00%                                           --         53,895,678         19,260,119         41,455,234          5,288,744
1.20%                                           --         26,830,616         11,469,898         23,079,679          2,479,672
1.25%                                           --                 --                 --                 --                 --
------------------------------------------------------------------------------------------------------------------------------
Total                                   64,866,100        384,396,091        318,154,475        478,752,122         84,218,501
------------------------------------------------------------------------------------------------------------------------------



                                                                             WF ADV VT           WF ADV VT         WF ADV VT
PRICE LEVEL                                                                  INTL CORE              OPP           SM CAP GRO
                                                                        ------------------------------------------------------
0.55%                                                                             82,395            467,445             35,263
0.75%                                                                          9,021,190         41,048,996         19,617,959
0.95%                                                                          6,690,267         25,313,100         14,333,820
1.00%                                                                          1,179,160          7,621,150          2,595,791
1.20%                                                                            575,508          3,829,257          1,556,512
1.25%                                                                                 --                 --                 --
------------------------------------------------------------------------------------------------------------------------------
Total                                                                         17,548,520         78,279,948         38,139,345
------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
71 - IDS LIFE VARIABLE ACCOUNT 10

The following is a summary of net assets at Dec. 31, 2005:

                                      AIM VI CAP         AIM VI CAP         AIM VI CAP        AIM VI CAP         AIM VI CORE
PRICE LEVEL                          APPR, SER I        APPR, SER II        DEV, SER I        DEV, SER II         EQ, SER I
                                  --------------------------------------------------------------------------------------------
0.55%                                $     899,748      $   1,673,314      $     469,208      $     181,472     $           --
0.75%                                   41,273,298        143,586,002         26,747,624         30,946,259                 --
0.95%                                   36,341,106         68,552,825         26,448,648         17,035,503                 --
1.00%                                           --         27,668,841                 --          3,763,279                 --
1.20%                                           --         12,544,958                 --          2,415,886                 --
1.25%                                           --                 --                 --                 --        484,438,796
------------------------------------------------------------------------------------------------------------------------------
Total                                $  78,514,152     $  254,025,940      $  53,665,480      $  54,342,399     $  484,438,796
------------------------------------------------------------------------------------------------------------------------------


                                        AIM VI          AIM VI FIN         AIM VI INTL          AIM VI          AB VPS GLOBAL
PRICE LEVEL                           DYN, SER I        SERV, SER I        GRO, SER II        TECH, SER I         TECH, CL B
                                  --------------------------------------------------------------------------------------------
0.55%                                $      21,114      $     168,777      $       5,150      $     390,341     $      152,107
0.75%                                    9,453,754         12,671,434            138,934         23,250,796          2,140,067
0.95%                                    5,357,749          7,571,007            117,109         10,799,097            847,341
1.00%                                      990,888          1,660,200              2,474          4,000,416            352,121
1.20%                                      586,954          1,036,835              5,809          1,819,881            156,723
1.25%                                           --                 --                 --                 --                 --
------------------------------------------------------------------------------------------------------------------------------
Total                                $  16,410,459      $  23,108,253      $     269,476      $  40,260,531      $   3,648,359
------------------------------------------------------------------------------------------------------------------------------



                                         AB VPS            AB VPS             AC VP              AC VP              AC VP
                                       GRO & INC,         INTL VAL,           INTL,              INTL,              ULTRA,
PRICE LEVEL                               CL B              CL B              CL I               CL II              CL II
                                  --------------------------------------------------------------------------------------------
0.55%                             $      1,339,312   $      4,945,966   $        629,281   $        367,392   $        640,438
0.75%                                  167,194,786        288,004,650         29,464,183         50,620,909         10,435,780
0.95%                                  102,116,333        177,066,093         30,966,181         31,278,941          5,027,968
1.00%                                   25,017,328         49,513,825                 --         10,026,010          2,085,975
1.20%                                   17,131,628         31,655,719                 --          4,971,551          1,050,167
1.25%                                           --                 --                 --                 --                 --
------------------------------------------------------------------------------------------------------------------------------
Total                             $    312,799,387   $    551,186,253   $     61,059,645   $     97,264,803   $     19,240,328
------------------------------------------------------------------------------------------------------------------------------


                                         AC VP              AC VP          CALVERT VS        COL HI YIELD,       CS MID-CAP
PRICE LEVEL                            VAL, CL I         VAL, CL II        SOCIAL BAL           VS CL B              GRO
                                  --------------------------------------------------------------------------------------------
0.55%                             $      1,664,823   $      1,504,861   $          5,620   $        537,796   $        361,747
0.75%                                   85,372,688        192,853,677         24,735,657         50,968,237         15,614,103
0.95%                                   83,884,617        128,594,575         19,755,826         29,404,264         15,904,795
1.00%                                           --         33,815,724          3,714,781         12,674,962                 --
1.20%                                           --         22,057,307          2,641,360          9,061,573                 --
1.25%                                  551,225,792                 --                 --                 --                 --
------------------------------------------------------------------------------------------------------------------------------
Total                             $    722,147,920   $    378,826,144   $     50,853,244   $    102,646,832   $     31,880,645
------------------------------------------------------------------------------------------------------------------------------

                                                           EG VA             EG VA              FID VIP            FID VIP
                                      CS SM CAP         FUNDAMENTAL         INTL EQ,          GRO & INC,          GRO & INC,
PRICE LEVEL                              GRO           LG CAP, CL 2           CL 2              SERV CL           SERV CL 2
                                  --------------------------------------------------------------------------------------------
0.55%                             $             --     $       56,492   $        873,815   $      1,148,034   $      1,521,859
0.75%                                           --         16,267,968         20,123,449        110,373,275        213,539,101
0.95%                                           --         10,009,348         12,897,482        109,974,537        135,978,955
1.00%                                           --          2,587,082          6,071,654                 --         32,686,924
1.20%                                           --          1,724,148          4,113,405                 --         20,883,617
1.25%                                  305,958,773                 --                 --                 --                 --
------------------------------------------------------------------------------------------------------------------------------
Total                             $    305,958,773     $   30,645,038   $     44,079,805   $    221,495,846   $    404,610,456
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
72 - IDS LIFE VARIABLE ACCOUNT 10

                                        FID VIP           FID VIP            FID VIP            FID VIP         FTVIPT FRANK
                                        MID CAP,          MID CAP,          OVERSEAS,          OVERSEAS,          REAL EST,
PRICE LEVEL                             SERV CL          SERV CL 2           SERV CL           SERV CL 2            CL 2
                                  --------------------------------------------------------------------------------------------
0.55%                             $      2,615,347   $      5,033,482   $        704,064   $      1,030,962     $    1,826,260
0.75%                                  205,711,475        481,328,753         47,354,010         99,585,073        376,841,882
0.95%                                  197,107,206        288,853,421         45,924,044         67,991,952        237,073,592
1.00%                                           --         83,274,684                 --         14,981,229         44,371,968
1.20%                                           --         50,028,764                 --         10,006,597         29,890,563
1.25%                                           --                 --                 --                 --                 --
------------------------------------------------------------------------------------------------------------------------------
Total                             $    405,434,028   $    908,519,104   $     93,982,118   $    193,595,813     $  690,004,265
------------------------------------------------------------------------------------------------------------------------------


                                    FTVIPT FRANK       FTVIPT MUTUAL       FTVIPT TEMP        FTVIPT TEMP          GS VIT
                                       SM CAP             SHARES            DEV MKTS           FOR SEC,          STRUCTD SM
PRICE LEVEL                           VAL, CL 2          SEC, CL 2          SEC, CL 1            CL 2              CAP EQ
                                  --------------------------------------------------------------------------------------------
0.55%                               $    1,267,708     $      930,230   $             --   $        509,443   $        212,864
0.75%                                  164,984,744         90,467,241                 --         24,992,878         19,098,222
0.95%                                  115,893,539         64,057,336                 --         25,993,076         21,779,545
1.00%                                   21,087,104         25,400,817                 --                 --                 --
1.20%                                   13,659,762         15,251,804                 --                 --                 --
1.25%                                           --                 --        281,628,997                 --                 --
------------------------------------------------------------------------------------------------------------------------------
Total                               $  316,892,857      $ 196,107,428   $    281,628,997   $     51,495,397   $     41,090,631
------------------------------------------------------------------------------------------------------------------------------



                                        GS VIT            GS VIT          JANUS ASPEN        JANUS ASPEN        JANUS ASPEN
                                        STRUCTD           MID CAP         GLOBAL TECH,         INTL GRO,        MID CAP GRO,
PRICE LEVEL                             U.S. EQ             VAL               SERV               SERV              SERV
                                  --------------------------------------------------------------------------------------------
0.55%                             $      3,171,842   $      4,523,651     $       80,916   $        233,312   $         67,708
0.75%                                  258,530,595        405,155,615         13,065,494         67,231,764         18,505,623
0.95%                                  173,108,738        269,952,898          9,627,079         54,243,521         13,141,510
1.00%                                   37,870,787         52,330,941            474,478          2,505,759                 --
1.20%                                   19,954,492         33,531,178            230,704          1,365,128                 --
1.25%                                           --                 --                 --                 --                 --
------------------------------------------------------------------------------------------------------------------------------
Total                             $    492,636,454   $    765,494,283     $   23,478,671   $    125,579,484   $     31,714,841
------------------------------------------------------------------------------------------------------------------------------


                                        LAZARD            MFS INV              MFS               MFS                MFS
                                        RETIRE           GRO STOCK,          NEW DIS,       TOTAL RETURN,         UTILITIES,
PRICE LEVEL                             INTL EQ           SERV CL            SERV CL           SERV CL            SERV CL
                                  --------------------------------------------------------------------------------------------
0.55%                             $      1,287,115   $        426,766   $        500,713   $        325,111   $        812,211
0.75%                                  103,878,226         77,662,143         55,912,860         37,785,584         76,660,341
0.95%                                   75,234,356         55,208,773         42,570,064         22,774,284         47,764,810
1.00%                                   10,836,002          8,880,182          6,535,516         12,130,071         11,651,453
1.20%                                    7,266,532          4,793,412          4,401,168          9,880,289          8,730,545
1.25%                                           --                 --                 --                 --                 --
------------------------------------------------------------------------------------------------------------------------------
Total                             $    198,502,231   $    146,971,276   $    109,920,321   $     82,895,339   $    145,619,360
------------------------------------------------------------------------------------------------------------------------------

                                        OPPEN            OPPEN MAIN            OPPEN            PIONEER EQ           PIONEER
                                      GLOBAL SEC          ST SM CAP        STRATEGIC BOND        INC VCT,          EUROPE VCT,
PRICE LEVEL                            VA, SERV           VA, SERV            VA, SERV            CL II                CL II
                                  --------------------------------------------------------------------------------------------
0.55%                             $        993,363   $        810,583      $   3,461,141   $        186,899   $             60
0.75%                                   44,321,473         23,348,447        164,110,581         32,581,794          3,944,096
0.95%                                   26,998,248         15,068,934        102,506,741         20,498,112          2,354,583
1.00%                                   14,589,250          8,649,923         37,728,127          7,077,036            340,240
1.20%                                    7,684,607          4,603,913         25,089,604          3,685,070            368,333
1.25%                                           --                 --                 --                 --                 --
------------------------------------------------------------------------------------------------------------------------------
Total                             $     94,586,941   $     52,481,800      $ 332,896,194   $     64,028,911   $      7,007,312
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
73 - IDS LIFE VARIABLE ACCOUNT 10

                                     PUT VT HEALTH          PUT VT          PUT VT INTL            PUT VT            PUT VT
                                       SCIENCES,           INTL EQ,           NEW OPP,            NEW OPP,           VISTA,
PRICE LEVEL                              CL IB              CL IB              CL IB               CL IA             CL IB
                                    --------------------------------------------------------------------------------------------
0.55%                               $        239,675   $        188,052   $        501,972   $             --   $        384,785
0.75%                                     29,783,204         48,855,566         46,065,163                 --         50,671,241
0.95%                                     15,700,176         29,915,957         41,574,602                 --         43,006,309
1.00%                                      4,882,095          5,945,447                 --                 --            922,858
1.20%                                      2,658,950          4,189,285                 --                 --            743,829
1.25%                                             --                 --                 --        286,495,519                 --
--------------------------------------------------------------------------------------------------------------------------------
Total                               $     53,264,100   $     89,094,307   $     88,141,737   $    286,495,519   $     95,729,022
--------------------------------------------------------------------------------------------------------------------------------

                                          RVS VP            RVS VP             RVS VP             RVS VP             RVS VP
PRICE LEVEL                                BAL            CASH MGMT           CORE BOND          DIV BOND          DIV EQ INC
                                    --------------------------------------------------------------------------------------------
0.55%                               $        682,989   $      5,090,279   $     17,055,402   $      4,747,444   $      7,925,850
0.75%                                    100,994,333        216,539,557         17,972,030        432,290,712        624,138,581
0.95%                                     83,806,346        162,633,012         15,708,467        330,067,294        420,944,286
1.00%                                      4,040,244         22,260,019          4,093,049         57,020,872         72,445,668
1.20%                                      3,654,274         18,996,049          3,545,116         41,339,664         50,252,464
1.25%                                    307,857,817         51,839,491                 --        229,467,065                 --
--------------------------------------------------------------------------------------------------------------------------------
Total                               $    501,036,003   $    477,358,407   $     58,374,064   $  1,094,933,051   $  1,175,706,849
--------------------------------------------------------------------------------------------------------------------------------

                                                            RVS VP             RVS VP                                RVS VP
                                         RVS VP             GLOBAL        GLOBAL INFLATION        RVS VP            HI YIELD
PRICE LEVEL                             EMER MKTS           BOND              PROT SEC              GRO               BOND
                                    --------------------------------------------------------------------------------------------
0.55%                               $      2,361,018   $      1,895,992   $      1,526,436   $      4,119,080   $      3,030,058
0.75%                                    116,579,543        177,056,012         95,490,262        215,833,094        328,006,930
0.95%                                     67,513,960        138,231,577         54,301,650        139,453,410        293,783,005
1.00%                                     17,156,159         24,569,957         21,200,770         24,760,503         37,116,417
1.20%                                      9,465,704         20,206,972         13,570,831         14,270,399         35,958,968
1.25%                                             --         92,385,343                 --                 --        221,225,501
--------------------------------------------------------------------------------------------------------------------------------
Total                               $    213,076,384   $    454,345,853   $    186,089,949   $    398,436,486   $    919,120,879
--------------------------------------------------------------------------------------------------------------------------------

                                         RVS VP             RVS VP             RVS VP             RVS VP             RVS VP
PRICE LEVEL                              INC OPP           INTL OPP           LG CAP EQ         LG CAP VAL        MID CAP GRO
                                    --------------------------------------------------------------------------------------------
0.55%                               $        526,391   $      1,156,563   $      2,639,801   $      3,530,793   $        823,419
0.75%                                     31,480,220         71,089,698        220,701,486          7,088,260         58,054,173
0.95%                                     19,210,669         55,833,011        119,392,943          4,088,389         38,209,791
1.00%                                      7,502,399          7,272,730         28,974,754          1,042,669          6,913,821
1.20%                                      4,437,175          5,127,594         13,132,518            712,157          3,721,195
1.25%                                             --        230,165,041        185,698,693                 --                 --
--------------------------------------------------------------------------------------------------------------------------------
Total                               $     63,156,854   $    370,644,637   $    570,540,195   $     16,462,268   $    107,722,399
--------------------------------------------------------------------------------------------------------------------------------

                                          RVS VP            RVS VP             RVS VP             RVS VP             RVS VP
PRICE LEVEL                            MID CAP VAL          NEW DIM            S&P 500          SELECT VAL       SHORT DURATION
                                    --------------------------------------------------------------------------------------------
0.55%                               $      2,528,730   $      1,459,967   $      1,806,221   $      3,640,162    $       852,046
0.75%                                      7,856,761        286,161,124        135,909,217         11,482,677        177,221,543
0.95%                                      5,917,466        204,357,824        105,909,264          6,463,191        146,157,348
1.00%                                        738,246         16,664,741         16,155,229          1,665,233         19,654,271
1.20%                                        465,919          8,798,956         12,233,919          1,325,453         17,531,715
1.25%                                             --        548,939,981                 --                 --                 --
--------------------------------------------------------------------------------------------------------------------------------
Total                               $     17,507,122   $  1,066,382,593   $    272,013,850   $     24,576,716    $   361,416,923
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
74 -  IDS LIFE VARIABLE ACCOUNT 10

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    LM PTNRS
                                          RVS VP            RVS VP             RVS VP             ROYCE              VAR SM
PRICE LEVEL                             SM CAP ADV        SM CAP VAL       STRATEGY AGGR        MICRO-CAP        CAP GRO, CL II
                                    --------------------------------------------------------------------------------------------
0.55%                               $        826,936   $      3,325,745   $        122,487   $      1,529,250   $             78
0.75%                                     94,810,656        204,245,222         34,152,131         63,856,609             58,131
0.95%                                     73,654,836        115,125,083         25,667,037         63,319,441             43,039
1.00%                                      8,720,351         31,014,307            507,434                 --              3,845
1.20%                                      5,914,598         17,216,811            449,838                 --              5,252
1.25%                                             --                 --        104,674,005                 --                 --
--------------------------------------------------------------------------------------------------------------------------------
Total                               $    183,927,377   $    370,927,168   $    165,572,932   $    128,705,300   $        110,345
--------------------------------------------------------------------------------------------------------------------------------



                                                           VANK LIT
                                        THIRD AVE          COMSTOCK,         WANGER INTL        WANGER U.S.        WF ADV VT
PRICE LEVEL                                VAL              CL II               SM CAP             SM CO          ASSET ALLOC
                                    --------------------------------------------------------------------------------------------
0.55%                               $      1,086,676   $      4,349,034   $      4,758,404   $      4,847,305   $        411,530
0.75%                                     92,483,065        241,767,886        284,500,362        426,787,952         50,127,094
0.95%                                     93,061,623        114,647,391        188,790,534        296,636,388         37,005,978
1.00%                                             --         63,782,996         38,378,723         64,463,778          6,352,917
1.20%                                             --         31,627,375         22,678,810         35,631,530          2,955,844
1.25%                                             --                 --                 --                 --                 --
--------------------------------------------------------------------------------------------------------------------------------
Total                               $    186,631,364   $    456,174,682   $    539,106,833   $    828,366,953   $     96,853,363
--------------------------------------------------------------------------------------------------------------------------------



                                                                              WF ADV VT          WF ADV VT          WF ADV VT
PRICE LEVEL                                                                   INTL CORE             OPP            SM CAP GRO
                                                                          ------------------------------------------------------
0.55%                                                                     $         88,547   $        576,451   $         34,534
0.75%                                                                            9,602,938         50,239,127         19,035,807
0.95%                                                                            7,055,151         30,705,580         13,794,602
1.00%                                                                            1,459,945          9,637,077          2,887,907
1.20%                                                                              706,839          4,803,711          1,718,083
1.25%                                                                                   --                 --                 --
--------------------------------------------------------------------------------------------------------------------------------
Total                                                                     $     18,913,420   $     95,961,946   $     37,470,933
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
75 - IDS LIFE VARIABLE ACCOUNT 10

9.   FINANCIAL HIGHLIGHTS

The following is a summary for each period in the five year period ended Dec. 31, 2005 of units, net assets and investment income ratios in addition to the accumulation unit values, total returns and expense ratios for variable annuity contracts with the highest and lowest expense. Some of these subaccounts only offer one price level.

                                        AT DEC. 31                                   FOR THE YEAR ENDED DEC. 31
                         -------------------------------------------  ----------------------------------------------------------
                          UNITS  ACCUMULATION UNIT VALUE NET ASSETS    INVESTMENT        EXPENSE RATIO        TOTAL RETURN
                          (000S)    LOWEST TO HIGHEST      (000S)    INCOME RATIO(1)  LOWEST TO HIGHEST(2)  LOWEST TO HIGHEST(3)
                         -------------------------------------------------------------------------------------------------------
AIM VI CAP APPR, SER I
2005                      80,703      $0.99 to $0.96       $ 78,514        0.06%         0.55% to 0.95%     8.24%     to   7.81%
2004                      86,822      $0.91 to $0.89       $ 78,248          --          0.55% to 0.95%     6.04%     to   5.62%
2003                      89,596      $0.86 to $0.85       $ 76,360          --          0.55% to 0.95%    28.36%     to  28.79%
2002                      96,660      $0.67 to $0.66       $ 64,136          --          0.55% to 0.95%   (24.72%)    to (25.00%)
2001                     105,976      $0.89 to $0.88       $ 93,755          --          0.55% to 0.95%   (23.93%)    to (24.14%)

AIM VI CAP APPR, SER II
2005                     236,683      $1.08 to $1.12       $254,026          --          0.55% to 1.20%     7.98%     to   7.29%
2004                      69,240      $1.00 to $1.04       $ 68,891          --          0.55% to 1.20%     5.75%     to   5.07%
2003                      34,679      $0.94 to $0.99       $ 32,607          --          0.55% to 1.20%    28.77%     to  26.92%
2002                      19,767      $0.73 to $0.78       $ 14,483          --          0.55% to 1.20%   (25.51%)    to (22.00%)(7)
2001                       3,427      $0.98 to $0.98       $  3,346          --          0.55% to 0.95%    (2.00%)(5) to  (2.00%)(5)

AIM VI CAP DEV, SER I
2005                      32,971      $1.66 to $1.62       $ 53,665          --          0.55% to 0.95%     9.01%     to   8.57%
2004                      38,648      $1.52 to $1.49       $ 57,869          --          0.55% to 0.95%    14.87%     to  14.41%
2003                      41,077      $1.32 to $1.30       $ 53,706          --          0.55% to 0.95%    34.69%     to  34.02%
2002                      45,062      $0.98 to $0.97       $ 43,896          --          0.55% to 0.95%   (22.22%)    to (22.40%)
2001                      49,249      $1.26 to $1.25       $ 61,506          --          0.55% to 0.95%    (8.70%)    to  (8.76%)

AIM VI CAP DEV, SER II
2005                      42,661      $1.28 to $1.32       $ 54,342          --          0.55% to 1.20%     8.67%     to   7.97%
2004                      36,244      $1.18 to $1.22       $ 42,616          --          0.55% to 1.20%    14.64%     to  13.89%
2003                      20,527      $1.03 to $1.07       $ 21,116          --          0.55% to 1.20%    33.77%     to  33.75%
2002                      12,985      $0.77 to $0.80       $  9,976          --          0.55% to 1.20%   (21.43%)    to (20.00%)(7)
2001                       2,686      $0.98 to $0.98       $  2,638          --          0.55% to 0.95%    (2.00%)(5) to  (2.00%)(5)

AIM VI CORE EQ, SER I
2005                     281,112      $1.72 to $1.72       $484,439        1.38%         1.25% to 1.25%     4.01%     to   4.01%
2004                     351,566      $1.65 to $1.65       $582,105        0.96%         1.25% to 1.25%     7.62%     to   7.62%
2003                     385,662      $1.53 to $1.53       $593,291        1.01%         1.25% to 1.25%    22.40%     to  22.40%
2002                     422,060      $1.25 to $1.25       $528,240        0.31%         1.25% to 1.25%   (16.67%)    to (16.67%)
2001                     491,682      $1.50 to $1.50       $737,552        0.04%         1.25% to 1.25%   (23.47%)    to (23.47%)

AIM VI DYN, SER I
2005                      14,869      $1.11 to $1.19       $ 16,410          --          0.55% to 1.20%    10.12%     to   9.40%
2004                      17,584      $1.01 to $1.08       $ 17,670          --          0.55% to 1.20%    12.72%     to  11.99%
2003                      19,140      $0.89 to $0.97       $ 17,089          --          0.55% to 1.20%    36.92%     to  36.62%
2002                      12,409      $0.65 to $0.71       $  8,087          --          0.55% to 1.20%   (32.29%)    to (29.00%)(7)
2001                       2,977      $0.96 to $0.96       $  2,873          --          0.55% to 0.95%    (4.00%)(5) to  (4.00%)(5)

AIM VI FIN SERV, SER I
2005                      19,311      $1.20 to $1.25       $ 23,108        1.42%         0.55% to 1.20%     5.33%     to   4.65%
2004                      19,444      $1.14 to $1.19       $ 22,147        0.80%         0.55% to 1.20%     8.08%     to   7.38%
2003                      15,907      $1.06 to $1.11       $ 16,818        0.64%         0.55% to 1.20%    29.27%     to  27.59%
2002                      10,257      $0.82 to $0.87       $  8,431        1.01%         0.55% to 1.20%   (15.46%)    to (13.00%)(7)
2001                       1,982      $0.97 to $0.96       $  1,913          --          0.55% to 0.95%    (3.00%)(5) to  (4.00%)(5)

--------------------------------------------------------------------------------
76 - IDS LIFE VARIABLE ACCOUNT 10

                                        AT DEC. 31                                   FOR THE YEAR ENDED DEC. 31
                         ------------------------------------------  ----------------------------------------------------------
                          UNITS  ACCUMULATION UNIT VALUE NET ASSETS    INVESTMENT       EXPENSE RATIO        TOTAL RETURN
                          (000S)    LOWEST TO HIGHEST      (000S)    INCOME RATIO(1) LOWEST TO HIGHEST(2)  LOWEST TO HIGHEST(3)
                         ------------------------------------------------------------------------------------------------------
AIM VI INTL GRO, SER II
2005                         247      $1.09 to $1.09       $    269        4.53%         0.55% to 1.20%     8.28%(12) to   8.17%(12)
2004                          --         --       --             --          --            --       --        --             --
2003                          --         --       --             --          --            --       --        --             --
2002                          --         --       --             --          --            --       --        --             --
2001                          --         --       --             --          --            --       --        --             --

AIM VI TECH, SER I
2005                      54,315      $0.73 to $0.84       $ 40,261          --          0.55% to 1.20%     1.61%     to   0.96%
2004                      25,352      $0.72 to $0.83       $ 18,466          --          0.55% to 1.20%     4.06%     to   3.38%
2003                      14,615      $0.69 to $0.80       $ 10,252          --          0.55% to 1.20%    43.75%     to  42.86%
2002                       6,964      $0.48 to $0.56       $  3,364          --          0.55% to 1.20%   (47.25%)    to (44.00%)(7)
2001                       1,401      $0.91 to $0.91       $  1,273          --          0.55% to 0.95%    (9.00%)(5) to  (9.00%)(5)

AB VPS GLOBAL TECH, CL B
2005                       3,446      $1.06 to $1.06       $  3,648          --          0.55% to 1.20%     5.87%(12) to   5.76%(12)
2004                          --         --       --             --          --            --       --        --             --
2003                          --         --       --             --          --            --       --        --             --
2002                          --         --       --             --          --            --       --        --             --
2001                          --         --       --             --          --            --       --        --             --

AB VPS GRO & INC, CL B
2005                     277,477      $1.13 to $1.20       $312,799        1.25%         0.55% to 1.20%     4.02%     to   3.35%
2004                     229,828      $1.09 to $1.16       $249,752        0.71%         0.55% to 1.20%    10.61%     to   9.90%
2003                     154,064      $0.98 to $1.05       $151,663        0.79%         0.55% to 1.20%    30.67%     to  29.63%
2002                      80,843      $0.75 to $0.81       $ 60,725        0.50%         0.55% to 1.20%   (22.68%)    to (19.00%)(7)
2001                      10,049      $0.97 to $0.96       $  9,722          --          0.55% to 0.95%    (3.00%)(5) to  (4.00%)(5)

AB VPS INTL VAL, CL B
2005                     292,660      $1.90 to $1.92       $551,186        0.47%         0.55% to 1.20%    15.88%     to  15.13%
2004                     135,770      $1.64 to $1.67       $221,322        0.41%         0.55% to 1.20%    24.21%     to  23.40%
2003                      68,730      $1.32 to $1.35       $ 90,422        0.27%         0.55% to 1.20%    43.48%     to  42.11%
2002                      24,977      $0.92 to $0.95       $ 23,004        0.10%         0.55% to 1.20%    (6.12%)    to  (5.00%)(7)
2001                       1,805      $0.98 to $0.98         $1,763          --          0.55% to 0.95%    (2.00%)(5) to  (2.00%)(5)

AC VP INTL, CL I
2005                      58,674      $1.06 to $1.03       $ 61,060        1.15%         0.55% to 0.95%    12.63%     to  12.19%
2004                      59,554      $0.94 to $0.92       $ 55,192        0.54%         0.55% to 0.95%    14.29%     to  13.84%
2003                      57,923      $0.82 to $0.81       $ 47,110        0.73%         0.55% to 0.95%    24.24%     to  22.73%
2002                      59,024      $0.66 to $0.66       $ 38,901        0.78%         0.55% to 0.95%   (21.43%)    to (20.48%)
2001                      58,367      $0.84 to $0.83       $ 48,729        0.08%         0.55% to 0.95%   (29.41%)    to (29.66%)

AC VP INTL, CL II
2005                      82,367      $1.17 to $1.32       $ 97,265        0.91%         0.55% to 1.20%    12.49%     to  11.76%
2004                      63,756      $1.04 to $1.18       $ 66,949        0.34%         0.55% to 1.20%    14.14%     to  13.41%
2003                      40,971      $0.91 to $1.04       $ 37,680        0.48%         0.55% to 1.20%    22.97%     to  22.35%
2002                      21,225      $0.74 to $0.85       $ 15,745        0.41%         0.55% to 1.20%   (20.43%)    to (15.00%)(7)
2001                       3,878      $0.93 to $0.93       $  3,615          --          0.55% to 0.95%    (7.00%)(5) to  (7.00%)(5)

AC VP ULTRA, CL II
2005                      18,578      $1.04 to $1.04       $ 19,240          --          0.55% to 1.20%     3.73%(12) to   3.62%(12)
2004                          --         --       --             --          --            --       --        --             --
2003                          --         --       --             --          --            --       --        --             --
2002                          --         --       --             --          --            --       --        --             --
2001                          --         --       --             --          --            --       --        --             --


--------------------------------------------------------------------------------
77 - IDS LIFE VARIABLE ACCOUNT 10

                                        AT DEC. 31                                   FOR THE YEAR ENDED DEC. 31
                         -------------------------------------------  ----------------------------------------------------------
                          UNITS  ACCUMULATION UNIT VALUE NET ASSETS    INVESTMENT        EXPENSE RATIO        TOTAL RETURN
                          (000S)    LOWEST TO HIGHEST      (000S)    INCOME RATIO(1)  LOWEST TO HIGHEST(2)  LOWEST TO HIGHEST(3)
                         -------------------------------------------------------------------------------------------------------
AC VP VAL, CL I
2005                     341,956    $1.61  to  $2.35       $722,148        0.87%          0.55% to 1.25%    4.46%     to   3.73%
2004                     348,194    $1.54  to  $2.27       $713,848        0.97%          0.55% to 1.25%   13.71%     to  12.92%
2003                     324,528    $1.35  to  $2.01       $587,978        1.05%          0.55% to 1.25%   27.36%     to  27.22%
2002                     313,518    $1.06  to  $1.58       $445,941        0.83%          0.55% to 1.25%  (12.40%)    to (13.66%)
2001                     265,030    $1.21  to  $1.83       $437,267        0.98%          0.55% to 1.25%   12.04%     to  11.59%

AC VP VAL, CL II
2005                     281,618    $1.36  to  $1.32       $378,826        0.64%          0.55% to 1.20%    4.28%     to   3.61%
2004                     210,265    $1.31  to  $1.27       $272,314        0.73%          0.55% to 1.20%   13.55%     to  12.81%
2003                     141,163    $1.15  to  $1.13       $161,583        0.78%          0.55% to 1.20%   27.78%     to  26.97%
2002                      78,736    $0.90  to  $0.89       $ 70,747        0.43%          0.55% to 1.20%  (13.46%)    to (11.00%)(7)
2001                      14,800    $1.04  to  $1.04       $ 15,523          --           0.55% to 0.95%    4.00%(5)  to   4.00%(5)

CALVERT VS SOCIAL BAL
2005                      48,625    $1.05  to  $1.16       $ 50,853        1.93%          0.55% to 1.20%    5.07%     to   4.39%
2004                      42,435    $1.00  to  $1.11       $ 42,296        1.96%          0.55% to 1.20%    7.66%     to   6.97%
2003                      31,464    $0.93  to  $1.04       $ 29,107        2.40%          0.55% to 1.20%   19.23%     to  18.18%
2002                      19,780    $0.78  to  $0.88       $ 15,389        3.65%          0.55% to 1.20%  (12.36%)    to (12.00%)(7)
2001                      10,586    $0.89  to  $0.89       $  9,407        5.83%          0.55% to 0.95%   (7.29%)    to  (7.29%)

COL HI YIELD, VS CL B
2005                      95,779    $1.08  to  $1.06       $102,647          --           0.55% to 1.20%    1.85%     to   1.19%
2004                      33,998    $1.06  to  $1.05       $ 35,891        7.83%          0.55% to 1.20%    5.83%(10) to   5.23%(10)
2003                          --       --         --             --          --             --       --       --             --
2002                          --       --         --             --          --             --       --       --             --
2001                          --       --         --             --          --             --       --       --             --

CS MID-CAP GRO
2005                      25,218    $1.29  to  $1.26       $ 31,881          --           0.55% to 0.95%    6.39%     to   5.97%
2004                      30,758    $1.21  to  $1.18       $ 36,657          --           0.55% to 0.95%   12.50%     to  12.05%
2003                      34,940    $1.08  to  $1.06       $ 37,126          --           0.55% to 0.95%   44.00%     to  43.24%
2002                      38,546    $0.75  to  $0.74       $ 28,797          --           0.55% to 0.95%  (29.91%)    to (30.19%)
2001                      45,322    $1.07  to  $1.06       $ 48,286          --           0.55% to 0.95%  (17.05%)    to (17.19%)

CS SM CAP GRO
2005                     226,170    $1.35  to  $1.35       $305,959          --           1.25% to 1.25%   (3.88%)    to  (3.88%)
2004                     295,070    $1.40  to  $1.40       $415,056          --           1.25% to 1.25%    9.49%     to   9.49%
2003                     313,370    $1.28  to  $1.28       $402,465          --           1.25% to 1.25%   47.13%     to  47.13%
2002                     314,849    $0.87  to  $0.87       $275,569          --           1.25% to 1.25%  (34.59%)    to (34.59%)
2001                     325,878    $1.33  to  $1.33       $435,458          --           1.25% to 1.25%  (17.39%)    to (17.39%)

EG VA FUNDAMENTAL LG CAP, CL 2
2005                      30,155    $1.01  to  $1.10       $ 30,645        0.82%          0.55% to 1.20%    8.15%     to   7.45%
2004                      23,448    $0.94  to  $1.02       $ 22,145        1.06%          0.55% to 1.20%    8.33%     to   7.63%
2003                      18,707    $0.86  to  $0.95       $ 16,343        6.60%          0.55% to 1.20%    3.61%(9)  to   4.40%(9)
2002                          --       --         --             --          --             --       --       --             --
2001                          --       --         --             --          --             --       --       --             --

EG VA INTL EQ, CL 2
2005                      33,531    $1.32  to  $1.31       $ 44,080        3.25%          0.55% to 1.20%   15.04%     to  14.30%
2004                       8,450    $1.15  to  $1.14         $9,684        2.51%          0.55% to 1.20%   16.83%(10) to  16.14%(10)
2003                          --       --         --             --          --             --       --       --             --
2002                          --       --         --             --          --             --       --       --             --
2001                          --       --         --             --          --             --       --       --             --


--------------------------------------------------------------------------------
78 - IDS LIFE VARIABLE ACCOUNT 10

                                        AT DEC. 31                                   FOR THE YEAR ENDED DEC. 31
                         -------------------------------------------  ----------------------------------------------------------
                          UNITS  ACCUMULATION UNIT VALUE NET ASSETS    INVESTMENT        EXPENSE RATIO        TOTAL RETURN
                          (000S)    LOWEST TO HIGHEST      (000S)    INCOME RATIO(1)  LOWEST TO HIGHEST(2)  LOWEST TO HIGHEST(3)
                         -------------------------------------------------------------------------------------------------------
FID VIP GRO & INC,
 SERV CL
2005                     216,583    $1.04  to  $1.01       $221,496        1.50%          0.55% to 0.95%    6.94%     to   6.51%
2004                     251,135    $0.97  to  $0.95       $241,008        0.79%          0.55% to 0.95%    5.18%     to   4.76%
2003                     245,972    $0.92  to  $0.91       $225,087        1.06%          0.55% to 0.95%   22.67%     to  22.97%
2002                     226,422    $0.75  to  $0.74       $168,931        1.28%          0.55% to 0.95%  (17.58%)    to (17.78%)
2001                     224,545    $0.91  to  $0.90       $202,788        1.03%          0.55% to 0.95%   (9.00%)    to (10.00%)

FID VIP GRO & INC, SERV CL 2
2005                     358,054    $1.14  to  $1.15       $404,610        1.30%          0.55% to 1.20%    6.81%     to   6.12%
2004                     353,479    $1.06  to  $1.09       $375,117        0.64%          0.55% to 1.20%    4.95%     to   4.27%
2003                     228,596    $1.01  to  $1.04       $231,686        0.66%          0.55% to 1.20%   21.69%     to  22.35%
2002                      92,339    $0.83  to  $0.85       $ 76,486        0.57%          0.55% to 1.20%  (17.00%)    to (15.00%)(7)
2001                      14,672    $1.00  to  $1.00       $ 14,809          --           0.55% to 0.95%    0.00%(5)  to   0.00%(5)

FID VIP MID CAP, SERV CL
2005                     144,212    $2.86  to  $2.79       $405,434        1.62%          0.55% to 0.95%   17.56%     to  17.09%
2004                     147,113    $2.43  to  $2.38       $352,910          --           0.55% to 0.95%   24.09%     to  23.59%
2003                     138,655    $1.96  to  $1.93       $268,769        0.31%          0.55% to 0.95%   38.03%     to  37.86%
2002                     132,332    $1.42  to  $1.40       $186,627        0.85%          0.55% to 0.95%  (10.69%)    to (10.83%)
2001                     127,306    $1.59  to  $1.57       $201,042          --           0.55% to 0.95%   (3.64%)    to  (4.27%)

FID VIP MID CAP, SERV CL 2
2005                     496,239    $1.86  to  $1.76       $908,519        1.41%          0.55% to 1.20%   17.37%     to  16.61%
2004                     356,492    $1.59  to  $1.51       $558,130          --           0.55% to 1.20%   23.97%     to  23.17%
2003                     207,277    $1.28  to  $1.23       $262,748        0.18%          0.55% to 1.20%   37.63%     to  36.67%
2002                      94,048    $0.93  to  $0.90       $ 87,109        0.33%          0.55% to 1.20%  (10.58%)    to (10.00%)(7)
2001                      13,724    $1.04  to  $1.04       $ 14,333          --           0.55% to 0.95%    4.00%(5)  to   4.00%(5)

FID VIP OVERSEAS, SERV CL
2005                      81,957    $1.16  to  $1.14       $ 93,982        0.57%          0.55% to 0.95%   18.32%     to  17.85%
2004                      86,132    $0.98  to  $0.96       $ 83,695        0.96%          0.55% to 0.95%   12.86%     to  12.41%
2003                      66,234    $0.87  to  $0.86       $ 57,249        0.74%          0.55% to 0.95%   42.62%     to  43.33%
2002                      62,136    $0.61  to  $0.60       $ 37,840        0.70%          0.55% to 0.95%  (20.78%)    to (22.08%)
2001                      60,772    $0.77  to  $0.77       $ 46,833        4.50%          0.55% to 0.95%  (22.22%)    to (21.43%)

FID VIP OVERSEAS, SERV CL 2
2005                     136,453    $1.42  to  $1.53       $193,596        0.49%          0.55% to 1.20%   18.13%     to  17.37%
2004                     122,929    $1.20  to  $1.31       $147,870        0.73%          0.55% to 1.20%   12.68%     to  11.95%
2003                      58,124    $1.06  to  $1.17       $ 62,227        0.34%          0.55% to 1.20%   41.33%     to  40.96%
2002                      24,767    $0.75  to  $0.83       $ 18,666        0.35%          0.55% to 1.20%  (21.05%)    to (17.00%)(7)
2001                       4,311    $0.95  to  $0.94       $  4,072          --           0.55% to 0.95%   (5.00%)(5) to  (6.00%)(5)

FTVIPT FRANK REAL EST, CL 2
2005                     266,642    $2.73  to  $1.97       $690,004        1.39%          0.55% to 1.20%   12.85%     to  12.12%
2004                     230,881    $2.42  to  $1.76       $533,004        1.86%          0.55% to 1.20%   31.08%     to  30.23%
2003                     166,493    $1.85  to  $1.35       $296,754        2.44%          0.55% to 1.20%   35.04%     to  33.66%
2002                     109,989    $1.37  to  $1.01       $147,218        2.57%          0.55% to 1.20%    1.48%     to   1.00%(7)
2001                      44,491    $1.35  to  $1.33       $ 59,740        3.64%          0.55% to 0.95%    7.14%     to   6.40%

FTVIPT FRANK SM CAP VAL, CL 2
2005                     156,167    $2.14  to  $1.57       $316,893        0.75%          0.55% to 1.20%    8.17%     to   7.47%
2004                     118,566    $1.98  to  $1.46       $224,252        0.18%          0.55% to 1.20%   23.07%     to  22.27%
2003                      87,363    $1.61  to  $1.20       $135,426        0.21%          0.55% to 1.20%   31.97%     to  30.43%
2002                      57,262    $1.22  to  $0.92       $ 68,337        0.37%          0.55% to 1.20%   (9.63%)    to  (8.00%)(7)
2001                      20,534    $1.35  to  $1.34       $ 27,681        0.37%          0.55% to 0.95%   12.50%     to  12.61%


--------------------------------------------------------------------------------
79 - IDS LIFE VARIABLE ACCOUNT 10

                                        AT DEC. 31                                   FOR THE YEAR ENDED DEC. 31
                         -------------------------------------------  ----------------------------------------------------------
                          UNITS  ACCUMULATION UNIT VALUE NET ASSETS    INVESTMENT        EXPENSE RATIO        TOTAL RETURN
                          (000S)    LOWEST TO HIGHEST      (000S)    INCOME RATIO(1)  LOWEST TO HIGHEST(2)  LOWEST TO HIGHEST(3)
                         -------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SEC, CL 2
2005                     151,140    $1.30  to  $1.34       $196,107        0.87%          0.55% to 1.20%    9.95%     to   9.24%
2004                      99,871    $1.18  to  $1.22       $118,373        0.76%          0.55% to 1.20%   12.02%     to  11.29%
2003                      58,929    $1.05  to  $1.10       $ 62,601        0.96%          0.55% to 1.20%   23.53%     to  23.60%
2002                      23,376    $0.85  to  $0.89       $ 19,872        0.75%          0.55% to 1.20%  (12.37%)    to (11.00%)(7)
2001                       2,056    $0.97  to  $0.96       $  1,985          --           0.55% to 0.95%   (3.00%)(5) to  (4.00%)(5)

FTVIPT TEMP DEV MKTS SEC, CL 1
2005                     254,244    $1.10  to  $1.10       $281,629        1.43%          1.25% to 1.25%   26.18%     to  26.18%
2004                     274,586    $0.88  to  $0.88       $240,781        1.92%          1.25% to 1.25%   23.28%     to  23.28%
2003                     272,504    $0.71  to  $0.71       $193,809        1.36%          1.25% to 1.25%   51.06%     to  51.06%
2002                     273,087    $0.47  to  $0.47       $127,911        1.62%          1.25% to 1.25%    0.00%     to   0.00%
2001                     292,955    $0.47  to  $0.47       $138,800        1.02%          1.25% to 1.25%   (9.62%)    to  (9.62%)

FTVIPT TEMP FOR SEC, CL 2
2005                      36,373    $1.43  to  $1.41       $ 51,495        1.18%          0.55% to 0.95%    9.57%     to   9.13%
2004                      31,651    $1.30  to  $1.29       $ 41,042        1.04%          0.55% to 0.95%   17.88%     to  17.41%
2003                      24,004    $1.11  to  $1.10       $ 26,415        1.67%          0.55% to 0.95%   32.14%     to  30.95%
2002                      18,138    $0.84  to  $0.84       $ 15,223        2.32%          0.55% to 0.95%  (16.00%)(8) to (16.00%)(8)
2001                          --       --         --             --          --             --       --       --             --

GS VIT STRUCTD SM CAP EQ
2005                      23,432    $1.79  to  $1.74       $ 41,091        0.23%          0.55% to 0.95%    5.49%     to   5.07%
2004                      26,859    $1.69  to  $1.66       $ 44,779        0.19%          0.55% to 0.95%   15.69%     to  15.23%
2003                      29,916    $1.46  to  $1.44       $ 43,240        0.24%          0.55% to 0.95%   44.55%     to  44.00%
2002                      32,164    $1.01  to  $1.00       $ 32,114        0.26%          0.55% to 0.95%  (15.13%)    to (15.25%)
2001                      33,224    $1.19  to  $1.18       $ 39,336        0.33%          0.55% to 0.95%    3.48%     to   3.51%

GS VIT STRUCTD U.S. EQ
2005                     467,555    $1.05  to  $1.23       $492,636        1.00%          0.55% to 1.20%    5.93%     to   5.24%
2004                     253,878    $0.99  to  $1.17       $251,604        1.38%          0.55% to 1.20%   14.31%     to  13.57%
2003                     169,762    $0.87  to  $1.03       $146,765        0.79%          0.55% to 1.20%   29.85%     to  28.75%
2002                     150,534    $0.67  to  $0.80       $101,100        0.61%          0.55% to 1.20%  (22.99%)    to (20.00%)(7)
2001                     132,471    $0.87  to  $0.86       $114,454        0.49%          0.55% to 0.95%  (12.12%)    to (13.13%)

GS VIT MID CAP VAL
2005                     345,787    $2.34  to  $1.68       $765,494        0.70%          0.55% to 1.20%   12.21%     to  11.48%
2004                     226,018    $2.09  to  $1.50       $451,843        0.70%          0.55% to 1.20%   25.19%     to  24.38%
2003                     162,339    $1.67  to  $1.21       $261,988        1.08%          0.55% to 1.20%   27.48%     to  27.37%
2002                     109,427    $1.31  to  $0.95       $140,030        1.38%          0.55% to 1.20%   (5.07%)    to  (5.00%)(7)
2001                      48,659    $1.38  to  $1.37       $ 66,749        1.44%          0.55% to 0.95%   11.29%     to  11.38%

JANUS ASPEN GLOBAL TECH, SERV
2005                      57,634    $0.41  to  $1.01       $ 23,479          --           0.55% to 1.20%   10.94%     to  10.22%
2004                      65,787    $0.37  to  $0.91       $ 24,174          --           0.55% to 1.20%    0.02%     to  (0.63%)
2003                      71,812    $0.37  to  $0.92       $ 26,415          --           0.55% to 1.20%   48.00%     to  46.03%
2002                      69,076    $0.25  to  $0.63       $ 17,299          --           0.55% to 1.20%  (41.86%)    to (37.00%)(7)
2001                      69,019    $0.43  to  $0.42       $ 29,306        0.67%          0.55% to 0.95%  (36.76%)    to (38.24%)

JANUS ASPEN INTL GRO, SERV
2005                     134,816    $0.93  to  $1.60       $125,579        1.08%          0.55% to 1.20%   31.22%     to  30.37%
2004                     139,788    $0.71  to  $1.23       $ 99,632        0.84%          0.55% to 1.20%   18.04%     to  17.27%
2003                     152,636    $0.60  to  $1.05       $ 92,188        0.98%          0.55% to 1.20%   33.33%     to  32.91%
2002                     157,502    $0.45  to  $0.79       $ 70,985        0.68%          0.55% to 1.20%  (26.23%)    to (21.00%)(7)
2001                     125,280    $0.61  to  $0.61       $ 76,239        0.75%          0.55% to 0.95%  (23.75%)    to (23.75%)


--------------------------------------------------------------------------------
80 - IDS LIFE VARIABLE ACCOUNT 10

                                        AT DEC. 31                                   FOR THE YEAR ENDED DEC. 31
                         ------------------------------------------  -----------------------------------------------------------
                          UNITS  ACCUMULATION UNIT VALUE NET ASSETS    INVESTMENT        EXPENSE RATIO        TOTAL RETURN
                          (000S)    LOWEST TO HIGHEST      (000S)    INCOME RATIO(1)  LOWEST TO HIGHEST(2)  LOWEST TO HIGHEST(3)
                         -------------------------------------------------------------------------------------------------------
JANUS ASPEN MID CAP GRO, SERV
2005                      59,483    $0.54  to  $0.53       $ 31,715          --           0.55% to 0.95%   11.41%     to  10.97%
2004                      71,059    $0.49  to  $0.48       $ 34,099          --           0.55% to 0.95%   19.82%     to  19.34%
2003                      85,736    $0.41  to  $0.40       $ 34,434          --           0.55% to 0.95%   36.67%     to  33.33%
2002                      95,558    $0.30  to  $0.30       $ 28,712          --           0.55% to 0.95%  (28.57%)    to (28.57%)
2001                     106,585    $0.42  to  $0.42       $ 44,895          --           0.55% to 0.95%  (40.00%)    to (40.00%)

LAZARD RETIRE INTL EQ
2005                     188,675    $1.04  to  $1.45       $198,502        0.98%          0.55% to 1.20%   10.04%     to   9.33%
2004                     168,208    $0.94  to  $1.33       $160,817        0.54%          0.55% to 1.20%   14.35%     to  13.61%
2003                     123,056    $0.83  to  $1.17       $102,535        0.35%          0.55% to 1.20%   27.69%     to  27.17%
2002                      60,087    $0.65  to  $0.92       $ 38,997        0.09%          0.55% to 1.20%  (10.96%)    to  (8.00%)(7)
2001                      35,840    $0.73  to  $0.72       $ 26,081        0.01%          0.55% to 0.95%  (23.96%)    to (25.00%)

MFS INV GRO STOCK, SERV CL
2005                     216,007    $0.67  to  $1.02       $146,971        0.14%          0.55% to 1.20%    3.66%     to   2.99%
2004                     195,430    $0.64  to  $0.99       $127,400          --           0.55% to 1.20%    8.39%     to   7.69%
2003                     172,322    $0.59  to  $0.92       $103,234          --           0.55% to 1.20%   20.41%     to  21.05%
2002                     134,823    $0.49  to  $0.76       $ 65,815          --           0.55% to 1.20%  (27.94%)    to (24.00%)(7)
2001                     102,176    $0.68  to  $0.67       $ 69,005        0.06%          0.55% to 0.95%  (25.27%)    to (25.56%)

MFS NEW DIS, SERV CL
2005                     122,560    $0.90  to  $1.04       $109,920          --           0.55% to 1.20%    4.46%     to   3.78%
2004                     149,075    $0.86  to  $1.00       $128,085          --           0.55% to 1.20%    5.63%     to   4.94%
2003                     146,404    $0.81  to  $0.95       $119,207          --           0.55% to 1.20%   32.79%     to  31.94%
2002                     117,036    $0.61  to  $0.72       $ 71,654          --           0.55% to 1.20%  (32.22%)    to (28.00%)(7)
2001                      71,442    $0.90  to  $0.90       $ 64,221          --           0.55% to 0.95%   (6.25%)    to  (6.25%)

MFS TOTAL RETURN, SERV CL
2005                      74,459    $1.12  to  $1.10       $ 82,895        1.46%          0.55% to 1.20%    2.04%     to   1.38%
2004                      26,242    $1.10  to  $1.09       $ 28,760        0.61%          0.55% to 1.20%    9.02%(10) to   8.38%(10)
2003                          --       --         --             --          --             --       --       --             --
2002                          --       --         --             --          --             --       --       --             --
2001                          --       --         --             --          --             --       --       --             --

MFS UTILITIES, SERV CL
2005                     103,681    $1.38  to  $1.68       $145,619        0.42%          0.55% to 1.20%   15.93%     to  15.18%
2004                      52,792    $1.19  to  $1.46       $ 64,198        1.21%          0.55% to 1.20%   29.13%     to  28.30%
2003                      33,751    $0.92  to  $1.14       $ 31,693        1.87%          0.55% to 1.20%   35.29%     to  34.12%
2002                      18,482    $0.68  to  $0.85       $ 12,743        2.05%          0.55% to 1.20%  (23.60%)    to (15.00%)(7)
2001                       5,913    $0.89  to  $0.89       $  5,308          --           0.55% to 0.95%  (11.00%)(5) to (11.00%)(5)

OPPEN GLOBAL SEC VA, SERV
2005                      72,423    $1.31  to  $1.30       $ 94,587        0.57%          0.55% to 1.20%   13.44%     to  12.70%
2004                      24,526    $1.16  to  $1.15       $ 28,389        0.15%          0.55% to 1.20%   15.92%(10) to  15.24%(10)
2003                          --       --         --             --          --             --       --       --             --
2002                          --       --         --             --          --             --       --       --             --
2001                          --       --         --             --          --             --       --       --             --

OPPEN MAIN ST SM CAP VA, SERV
2005                      41,895    $1.26  to  $1.24       $ 52,482          --           0.55% to 1.20%    9.11%     to   8.41%
2004                      16,643    $1.16  to  $1.15       $ 19,170          --           0.55% to 1.20%   17.36%(10) to  16.67%(10)
2003                          --       --         --             --          --             --       --       --             --
2002                          --       --         --             --          --             --       --       --             --
2001                          --       --         --             --          --             --       --       --             --

--------------------------------------------------------------------------------
81 - IDS LIFE VARIABLE ACCOUNT 10

                                        AT DEC. 31                                   FOR THE YEAR ENDED DEC. 31
                         ------------------------------------------  -----------------------------------------------------------
                          UNITS  ACCUMULATION UNIT VALUE NET ASSETS    INVESTMENT        EXPENSE RATIO        TOTAL RETURN
                          (000S)    LOWEST TO HIGHEST      (000S)    INCOME RATIO(1)  LOWEST TO HIGHEST(2)  LOWEST TO HIGHEST(3)
                         -------------------------------------------------------------------------------------------------------
OPPEN STRATEGIC BOND VA, SERV
2005                     306,977    $1.09  to  $1.08       $332,896        1.97%          0.55% to 1.20%    1.92%     to   1.26%
2004                      46,499    $1.07  to  $1.06       $ 49,696        0.56%          0.55% to 1.20%    7.06%(10) to   6.43%(10)
2003                          --       --         --             --          --             --       --       --             --
2002                          --       --         --             --          --             --       --       --             --
2001                          --       --         --             --          --             --       --       --             --

PIONEER EQ INC VCT, CL II
2005                      53,522    $1.20  to  $1.23       $ 64,029        2.13%          0.55% to 1.20%    4.94%     to   4.26%
2004                      48,892    $1.14  to  $1.18       $ 55,958        2.13%          0.55% to 1.20%   15.40%     to  14.66%
2003                      42,477    $0.99  to  $1.03       $ 42,277        2.14%          0.55% to 1.20%   22.22%     to  21.18%
2002                      21,648    $0.81  to  $0.85       $ 17,802        2.77%          0.55% to 1.20%  (17.35%)    to (15.00%)(7)
2001                       2,422    $0.98  to  $0.97       $  2,362        2.26%          0.55% to 0.95%   (2.00%)(5) to  (3.00%)(5)

PIONEER EUROPE VCT, CL II
2005                       5,369    $1.31  to  $1.39       $  7,007        0.49%          0.55% to 1.20%    7.22%     to   6.53%
2004                       5,012    $1.22  to  $1.31       $  6,110        0.65%          0.55% to 1.20%   17.55%     to  16.79%
2003                       3,937    $1.04  to  $1.12       $  4,092        0.33%          0.55% to 1.20%   31.65%     to  31.76%
2002                       2,111    $0.79  to  $0.85       $  1,662          --           0.55% to 1.20%  (19.39%)    to (15.00%)(7)
2001                         264    $0.98  to  $0.98       $    258          --           0.55% to 0.95%   (2.00%)(5) to  (2.00%)(5)

PUT VT HEALTH SwCIENCES, CL IB
2005                      48,773    $1.10  to  $1.11       $ 53,264        0.05%          0.55% to 1.20%   12.58%     to  11.85%
2004                      37,011    $0.98  to  $1.00       $ 35,996        0.17%          0.55% to 1.20%    6.54%     to   5.85%
2003                      30,753    $0.92  to  $0.94       $ 28,128        0.46%          0.55% to 1.20%   17.95%     to  17.50%
2002                      19,335    $0.78  to  $0.80       $ 15,031          --           0.55% to 1.20%  (20.41%)    to (20.00%)(7)
2001                       4,009    $0.98  to  $0.98       $  3,934          --           0.55% to 0.95%   (2.00%)(5) to  (2.00%)(5)

PUT VT INTL EQ, CL IB
2005                      68,854    $1.30  to  $1.39       $ 89,094        1.45%          0.55% to 1.20%   11.58%     to  10.86%
2004                      72,649    $1.16  to  $1.25       $ 84,438        1.45%          0.55% to 1.20%   15.56%     to  14.81%
2003                      70,062    $1.01  to  $1.09       $ 70,669        0.71%          0.55% to 1.20%   27.85%     to  26.74%
2002                      40,270    $0.79  to  $0.86       $ 31,835        0.43%          0.55% to 1.20%  (17.71%)    to (14.00%)(7)
2001                       5,058    $0.96  to  $0.96       $  4,857          --           0.55% to 0.95%   (4.00%)(5) to  (4.00%)(5)

PUT VT INTL NEW OPP, CL IB
2005                      90,632    $0.99  to  $0.97       $ 88,142        0.68%          0.55% to 0.95%   17.72%     to  17.25%
2004                     107,334    $0.84  to  $0.82       $ 88,924        1.02%          0.55% to 0.95%   12.73%     to  12.28%
2003                     128,360    $0.75  to  $0.73       $ 94,570        0.31%          0.55% to 0.95%   33.93%     to  30.36%
2002                     148,078    $0.56  to  $0.56       $ 82,588        0.68%          0.55% to 0.95%  (15.15%)    to (13.85%)
2001                     170,444    $0.66  to  $0.65       $110,996          --           0.55% to 0.95%  (28.26%)    to (29.35%)

PUT VT NEW OPP, CL IA
2005                     206,197    $1.38  to  $1.38       $286,496        0.38%          1.25% to 1.25%    8.96%     to   8.96%
2004                     265,044    $1.27  to  $1.27       $337,875          --           1.25% to 1.25%    9.20%     to   9.20%
2003                     324,631    $1.16  to  $1.16       $378,811          --           1.25% to 1.25%   30.34%     to  30.34%
2002                     378,658    $0.89  to  $0.89       $337,002          --           1.25% to 1.25%  (31.01%)    to (31.01%)
2001                     457,099    $1.29  to  $1.29       $590,926          --           1.25% to 1.25%  (31.02%)    to (31.02%)

PUT VT VISTA, CL IB
2005                      94,134    $1.03  to  $1.24       $ 95,729          --           0.55% to 1.20%   11.53%     to  10.81%
2004                     110,020    $0.92  to  $1.12       $100,428          --           0.55% to 1.20%   17.96%     to  17.19%
2003                     131,762    $0.78  to  $0.96       $102,200          --           0.55% to 1.20%   32.20%     to  31.51%
2002                     146,947    $0.59  to  $0.73       $ 86,196          --           0.55% to 1.20%  (31.40%)    to (27.00%)(7)
2001                     163,633    $0.86  to  $0.85       $139,270          --           0.55% to 0.95%  (33.33%)    to (34.11%)

--------------------------------------------------------------------------------
82 - IDS LIFE VARIABLE ACCOUNT 10

                                        AT DEC. 31                                   FOR THE YEAR ENDED DEC. 31
                         -------------------------------------------  ----------------------------------------------------------
                          UNITS  ACCUMULATION UNIT VALUE NET ASSETS    INVESTMENT        EXPENSE RATIO        TOTAL RETURN
                          (000S)    LOWEST TO HIGHEST      (000S)    INCOME RATIO(1)  LOWEST TO HIGHEST(2)  LOWEST TO HIGHEST(3)
                         -------------------------------------------------------------------------------------------------------
RVS VP BAL
2005                     360,863    $1.10  to  $1.66     $  501,036        2.59%          0.55% to 1.25%    3.35%     to   2.63%
2004                     373,845    $1.06  to  $1.61     $  515,992        2.28%          0.55% to 1.25%    9.00%     to   8.23%
2003                     384,617    $0.97  to  $1.49     $  496,929        2.26%          0.55% to 1.25%   19.75%     to  18.25%
2002                     376,502    $0.81  to  $1.26     $  418,919        2.60%          0.55% to 1.25%  (13.83%)    to (13.70%)
2001                     375,270    $0.94  to  $1.46     $  505,158        2.50%          0.55% to 1.25%  (11.32%)    to (11.52%)

RVS VP CASH MGMT
2005                     429,069    $1.13  to  $1.23     $  477,358        2.58%          0.55% to 1.25%    2.05%     to   1.34%
2004                     426,212    $1.11  to  $1.21     $  468,695        0.73%          0.55% to 1.25%    0.19%     to  (0.51%)
2003                     486,939    $1.11  to  $1.22     $  539,742        0.51%          0.55% to 1.25%    0.00%     to  (0.81%)
2002                     636,469    $1.11  to  $1.23     $  711,964        1.16%          0.55% to 1.25%    0.91%     to   0.00%
2001                     659,980    $1.10  to  $1.23     $  741,608        3.57%          0.55% to 1.25%    2.80%     to   2.50%

RVS VP CORE BOND
2005                      40,317    $1.04  to  $1.02     $   58,374        3.36%          0.55% to 1.20%    1.22%     to   0.57%
2004                      15,787    $1.02  to  $1.02     $   41,656        2.55%          0.55% to 1.20%    2.45%(10) to   1.85%(10)
2003                          --       --         --             --          --             --       --       --             --
2002                          --       --         --             --          --             --       --       --             --
2001                          --       --         --             --          --             --       --       --             --

RVS VP DIV BOND
2005                     842,520    $1.31  to  $1.41     $1,094,933        3.71%          0.55% to 1.25%    1.56%     to   0.85%
2004                     639,931    $1.29  to  $1.40     $  835,025        3.83%          0.55% to 1.25%    3.92%     to   3.19%
2003                     618,469    $1.24  to  $1.36     $  788,063        3.58%          0.55% to 1.25%    3.33%     to   3.82%
2002                     589,321    $1.20  to  $1.31     $  734,053        5.08%          0.55% to 1.25%    5.26%     to   3.97%
2001                     430,733    $1.14  to  $1.26     $  521,087        6.41%          0.55% to 1.25%    7.55%     to   5.88%

RVS VP DIV EQ INC
2005                     772,974    $1.53  to  $1.51     $1,175,707        1.61%          0.55% to 1.20%   12.88%     to  12.15%
2004                     482,647    $1.36  to  $1.35     $  652,523        1.65%          0.55% to 1.20%   17.56%     to  16.80%
2003                     249,818    $1.16  to  $1.15     $  288,112        1.60%          0.55% to 1.20%   41.46%     to  38.55%
2002                     160,822    $0.82  to  $0.83     $  132,660        1.61%          0.55% to 1.20%  (19.61%)    to (17.00%)(7)
2001                      84,908    $1.02  to  $1.02     $   87,283        1.26%          0.55% to 0.95%    0.99%     to   0.99%

RVS VP EMER MKTS
2005                     134,343    $1.58  to  $2.02     $  213,076        0.20%          0.55% to 1.20%   33.07%     to  32.21%
2004                      42,521    $1.19  to  $1.53     $   50,449        3.09%          0.55% to 1.20%   23.47%     to  22.67%
2003                      15,683    $0.96  to  $1.25     $   19,823        1.73%          0.55% to 1.20%   39.13%     to  38.89%
2002                       9,255    $0.69  to  $0.90     $    9,786          --           0.55% to 1.20%   (5.48%)    to (10.00%)(7)
2001                       3,334    $0.73  to  $0.72     $    6,073        0.02%          0.55% to 0.95%   (2.67%)    to  (2.70%)

RVS VP GLOBAL BOND
2005                     331,823    $1.38  to  $1.46     $  454,346        3.91%          0.55% to 1.25%   (5.52%)    to  (6.17%)
2004                     242,562    $1.46  to  $1.55     $  355,988        4.10%          0.55% to 1.25%    9.42%     to   8.66%
2003                     186,450    $1.33  to  $1.43     $  253,433        7.33%          0.55% to 1.25%   12.71%     to  11.72%
2002                     141,210    $1.18  to  $1.28     $  173,577        4.74%          0.55% to 1.25%   13.46%     to  13.27%
2001                     108,861    $1.04  to  $1.13     $  119,039        3.38%          0.55% to 1.25%    0.97%     to   0.00%

RVS VP GLOBAL INFLATION PROT SEC
2005                     177,692    $1.05  to  $1.04     $  186,090        7.05%          0.55% to 1.20%    2.24%     to   1.59%
2004                       9,951    $1.03  to  $1.03     $   10,223        3.47%          0.55% to 1.20%    2.67%(11) to   2.47%(11)
2003                          --       --         --             --          --             --       --       --             --
2002                          --       --         --             --          --             --       --       --             --
2001                          --       --         --             --          --             --       --       --             --

--------------------------------------------------------------------------------
83 - IDS LIFE VARIABLE ACCOUNT 10

                                        AT DEC. 31                                   FOR THE YEAR ENDED DEC. 31
                         ------------------------------------------  -----------------------------------------------------------
                          UNITS  ACCUMULATION UNIT VALUE NET ASSETS    INVESTMENT        EXPENSE RATIO         TOTAL RETURN
                          (000S)    LOWEST TO HIGHEST      (000S)    INCOME RATIO(1)  LOWEST TO HIGHEST(2)  LOWEST TO HIGHEST(3)
                         -------------------------------------------------------------------------------------------------------
RVS VP GRO
2005                     579,086    $0.67  to  $1.05       $398,436        0.39%          0.55% to 1.20%    8.02%     to   7.32%
2004                     340,148    $0.62  to  $0.98       $213,399        0.32%          0.55% to 1.20%    7.84%     to   7.14%
2003                     349,978    $0.57  to  $0.92       $203,000        0.21%          0.55% to 1.20%   21.28%     to  21.05%
2002                     257,108    $0.47  to  $0.76       $122,448        0.07%          0.55% to 1.20%  (26.56%)    to (24.00%)(7)
2001                     261,235    $0.64  to  $0.64       $169,182          --           0.55% to 0.95%  (31.91%)    to (31.91%)

RVS VP HI YIELD BOND
2005                     715,854    $1.26  to  $1.39       $919,121        6.46%          0.55% to 1.25%    3.45%     to   2.73%
2004                     730,172    $1.22  to  $1.36       $914,940        6.99%          0.55% to 1.25%   10.78%     to  10.01%
2003                     622,128    $1.10  to  $1.23       $712,392        7.63%          0.55% to 1.25%   23.60%     to  23.00%
2002                     426,030    $0.89  to  $1.00       $399,795        7.77%          0.55% to 1.25%   (6.32%)    to  (7.41%)
2001                     364,550    $0.95  to  $1.08       $375,155       10.97%          0.55% to 1.25%    4.40%     to   3.85%

RVS VP INC OPP
2005                      59,285    $1.07  to  $1.06       $ 63,157        5.94%          0.55% to 1.20%    2.76%     to   2.10%
2004                       2,406    $1.04  to  $1.04       $  2,505        5.77%          0.55% to 1.20%    3.92%(11) to   3.72%(11)
2003                          --       --         --             --          --             --       --       --             --
2002                          --       --         --             --          --             --       --       --             --
2001                          --       --         --             --          --             --       --       --             --

RVS VP INTL OPP
2005                     335,839    $0.92  to  $1.23       $370,645        1.43%          0.55% to 1.25%   13.24%     to  12.45%
2004                     281,107    $0.82  to  $1.09       $282,571        1.13%          0.55% to 1.25%   16.76%     to  15.95%
2003                     215,587    $0.70  to  $0.94       $192,941        0.92%          0.55% to 1.25%   27.27%     to  25.33%
2002                     223,251    $0.55  to  $0.75       $159,249        0.97%          0.55% to 1.25%  (17.91%)    to (18.48%)
2001                     244,022    $0.67  to  $0.92       $217,485        1.21%          0.55% to 1.25%  (29.47%)    to (29.77%)

RVS VP LG CAP EQ
2005                     587,040    $0.85  to  $1.35       $570,540        1.15%          0.55% to 1.25%    5.59%     to   4.86%
2004                     386,123    $0.80  to  $1.28       $384,039        0.92%          0.55% to 1.25%    5.30%     to   4.57%
2003                     277,050    $0.76  to  $1.23       $286,327        0.62%          0.55% to 1.25%   28.81%     to  28.13%
2002                     249,561    $0.59  to  $0.96       $208,847        0.53%          0.55% to 1.25%  (22.37%)    to (23.20%)
2001                     243,097    $0.76  to  $1.25       $279,797        0.30%          0.55% to 1.25%  (19.15%)    to (19.35%)

RVS VP LG CAP VAL
2005                      11,470    $1.14  to  $1.13       $ 16,462        1.60%          0.55% to 1.20%    3.96%     to   3.29%
2004                       6,542    $1.10  to  $1.09       $ 10,459        1.89%          0.55% to 1.20%   10.01%(10) to   9.37%(10)
2003                          --       --         --             --          --             --       --       --             --
2002                          --       --         --             --          --             --       --       --             --
2001                          --       --         --             --          --             --       --       --             --

RVS VP MID CAP GRO
2005                      87,824    $1.26  to  $1.25       $107,722          --           0.55% to 1.20%    9.52%     to   8.81%
2004                      98,758    $1.15  to  $1.15       $110,889          --           0.55% to 1.20%    8.50%     to   7.80%
2003                      80,060    $1.06  to  $1.06       $ 83,083          --           0.55% to 1.20%   21.84%     to  20.45%
2002                      30,902    $0.87  to  $0.88       $ 28,082          --           0.55% to 1.20%  (13.86%)    to (12.00%)(7)
2001                       4,765    $1.01  to  $0.99       $  6,764          --           0.55% to 0.95%    1.00%(4)  to  (1.00%)(4)

RVS VP MID CAP VAL
2005                      12,717    $1.20  to  $1.19       $ 17,507        1.13%          0.55% to 1.20%   17.78%(13) to  17.28%(13)
2004                          --       --         --             --          --             --       --       --             --
2003                          --       --         --             --          --             --       --       --             --
2002                          --       --         --             --          --             --       --       --             --
2001                          --       --         --             --          --             --       --       --             --

--------------------------------------------------------------------------------
84 - IDS LIFE VARIABLE ACCOUNT 10

                                        AT DEC. 31                                   FOR THE YEAR ENDED DEC. 31
                       --------------------------------------------  -----------------------------------------------------------
                          UNITS  ACCUMULATION UNIT VALUE NET ASSETS    INVESTMENT        EXPENSE RATIO         TOTAL RETURN
                          (000S)    LOWEST TO HIGHEST      (000S)    INCOME RATIO(1)  LOWEST TO HIGHEST(2)  LOWEST TO HIGHEST(3)
                       ---------------------------------------------------------------------------------------------------------
RVS VP NEW DIM
2005                     924,104    $0.89  to  $1.61     $1,066,383        0.58%          0.55% to 1.25%    0.75%     to   0.05%
2004                   1,388,979    $0.88  to  $1.61     $1,614,063        1.02%          0.55% to 1.25%    2.71%     to   1.99%
2003                   1,511,971    $0.86  to  $1.58     $1,752,071        0.67%          0.55% to 1.25%   24.64%     to  23.44%
2002                   1,385,194    $0.69  to  $1.28     $1,346,629        0.51%          0.55% to 1.25%  (22.47%)    to (22.89%)
2001                   1,296,185    $0.89  to  $1.66     $1,709,109        0.22%          0.55% to 1.25%  (17.59%)    to (17.82%)

RVS VP S&P 500
2005                     304,082    $0.88  to  $1.13     $  272,014        1.40%          0.55% to 1.20%    3.83%     to   3.16%
2004                     283,879    $0.85  to  $1.10     $  244,571        1.50%          0.55% to 1.20%    9.66%     to   8.95%
2003                     208,338    $0.77  to  $1.01     $  163,372        1.21%          0.55% to 1.20%   26.23%     to  26.25%
2002                     134,292    $0.61  to  $0.80     $   82,220        1.00%          0.55% to 1.20%  (22.78%)    to (20.00%)(7)
2001                      77,302    $0.79  to  $0.79     $   60,947        0.89%          0.55% to 0.95%  (12.22%)    to (13.19%)

RVS VP SELECT VAL
2005                      18,946    $1.13  to  $1.11     $   24,577        0.49%          0.55% to 1.20%   (0.05%)    to  (0.69%)
2004                       9,024    $1.13  to  $1.12     $   13,503        1.11%          0.55% to 1.20%   12.84%(10) to  12.18%(10)
2003                          --       --         --             --          --             --       --       --             --
2002                          --       --         --             --          --             --       --       --             --
2001                          --       --         --             --          --             --       --       --             --

RVS VP SHORT DURATION
2005                     302,534    $1.24  to  $1.04     $  361,417        2.89%          0.55% to 1.20%    1.02%     to   0.37%
2004                     326,084    $1.23  to  $1.04     $  387,853        2.44%          0.55% to 1.20%    0.30%     to  (0.35%)
2003                     319,998    $1.22  to  $1.04     $  381,318        2.30%          0.55% to 1.20%    0.83%     to   0.00%
2002                     256,041    $1.21  to  $1.04     $  304,224        2.87%          0.55% to 1.20%    5.22%     to   4.00%(7)
2001                     108,068    $1.15  to  $1.13     $  123,458        4.54%          0.55% to 0.95%    5.50%     to   4.63%

RVS VP SM CAP ADV
2005                     116,136    $1.61  to  $1.51     $  183,927          --           0.55% to 1.20%    4.25%     to   3.58%
2004                     122,818    $1.54  to  $1.45     $  187,181          --           0.55% to 1.20%   17.89%     to  17.13%
2003                      90,054    $1.31  to  $1.24     $  116,896          --           0.55% to 1.20%   47.19%     to  45.88%
2002                      60,353    $0.89  to  $0.85     $   53,405          --           0.55% to 1.20%  (17.59%)    to (15.00%)(7)
2001                      47,516    $1.08  to  $1.07     $   51,159          --           0.55% to 0.95%   (6.90%)    to  (7.76%)

RVS VP SM CAP VAL
2005                     234,333    $1.61  to  $1.49     $  370,927        0.21%          0.55% to 1.20%    5.19%     to   4.51%
2004                     168,145    $1.53  to  $1.42     $  254,207        0.03%          0.55% to 1.20%   19.36%     to  18.58%
2003                     125,783    $1.28  to  $1.20     $  159,989        0.04%          0.55% to 1.20%   37.63%     to  36.36%
2002                      77,906    $0.93  to  $0.88     $   76,358        0.17%          0.55% to 1.20%  (13.08%)    to (12.00%)(7)
2001                      13,610    $1.07  to  $1.07     $   18,860          --           0.55% to 0.95%    7.00%(6)  to   7.00%(6)

RVS VP STRATEGY AGGR
2005                     168,281    $0.83  to  $1.10     $  165,573        0.08%          0.55% to 1.25%    8.58%     to   7.82%
2004                     222,702    $0.77  to  $1.02     $  203,338          --           0.55% to 1.25%    8.80%     to   8.04%
2003                     265,715    $0.71  to  $0.94     $  224,303          --           0.55% to 1.25%   29.09%     to  27.03%
2002                     276,115    $0.55  to  $0.74     $  183,289          --           0.55% to 1.25%  (32.10%)    to (32.73%)
2001                     316,849    $0.81  to  $1.10     $  314,291        0.21%          0.55% to 1.25%  (33.61%)    to (34.13%)

ROYCE MICRO-CAP
2005                      46,205    $2.83  to  $2.76     $  128,705        0.53%          0.55% to 0.95%   11.00%     to  10.56%
2004                      54,526    $2.55  to  $2.50     $  137,329          --           0.55% to 0.95%   13.22%     to  12.77%
2003                      54,945    $2.26  to  $2.22     $  122,428          --           0.55% to 0.95%   48.68%     to  48.00%
2002                      53,109    $1.52  to  $1.50     $   79,999          --           0.55% to 0.95%  (13.14%)    to (13.79%)
2001                      43,983    $1.75  to  $1.74     $   76,654          --           0.55% to 0.95%   28.68%     to  28.89%

--------------------------------------------------------------------------------
85 - IDS LIFE VARIABLE ACCOUNT 10

                                        AT DEC. 31                                   FOR THE YEAR ENDED DEC. 31
                         ------------------------------------------  -----------------------------------------------------------
                          UNITS  ACCUMULATION UNIT VALUE NET ASSETS    INVESTMENT        EXPENSE RATIO         TOTAL RETURN
                          (000S)    LOWEST TO HIGHEST      (000S)    INCOME RATIO(1)  LOWEST TO HIGHEST(2)  LOWEST TO HIGHEST(3)
                         -------------------------------------------------------------------------------------------------------
LM PTNRS VAR SM CAP GRO, CL II
2005                         104    $1.06  to  $1.05       $    110          --           0.55% to 1.20%    5.56%(12) to   5.45%(12)
2004                          --       --         --             --          --             --       --       --             --
2003                          --       --         --             --          --             --       --       --             --
2002                          --       --         --             --          --             --       --       --             --
2001                          --       --         --             --          --             --       --       --             --

THIRD AVE VAL
2005                      64,866    $2.92  to  $2.85       $186,631        1.31%          0.55% to 0.95%   14.00%     to  13.55%
2004                      66,587    $2.57  to  $2.51       $168,558        0.54%          0.55% to 0.95%   19.24%     to  18.76%
2003                      67,135    $2.15  to  $2.12       $142,904        0.19%          0.55% to 0.95%   41.45%     to  41.33%
2002                      66,723    $1.52  to  $1.50       $100,487        0.19%          0.55% to 0.95%  (11.11%)    to (11.24%)
2001                      59,202    $1.71  to  $1.69       $100,737        0.15%          0.55% to 0.95%   13.25%     to  12.67%

VANK LIT COMSTOCK, CL II
2005                     384,396    $1.19  to  $1.18       $456,175        0.49%          0.55% to 1.20%    3.54%     to   2.87%
2004                      75,664    $1.15  to  $1.15       $ 87,005        0.11%          0.55% to 1.20%   14.41%(10) to  13.74%(10)
2003                          --       --         --             --          --             --       --       --             --
2002                          --       --         --             --          --             --       --       --             --
2001                          --       --         --             --          --             --       --       --             --

WANGER INTL SM CAP
2005                     318,154    $1.69  to  $1.98       $539,107        0.86%          0.55% to 1.20%   20.86%     to  20.08%
2004                     201,340    $1.40  to  $1.65       $282,034        0.59%          0.55% to 1.20%   29.56%     to  28.72%
2003                     130,668    $1.08  to  $1.28       $141,172        0.27%          0.55% to 1.20%   47.95%     to  47.13%
2002                      89,925    $0.73  to  $0.87       $ 65,493          --           0.55% to 1.20%  (14.12%)    to (13.00%)(7)
2001                      58,884    $0.85  to  $0.84       $ 49,945        0.00%          0.55% to 0.95%  (22.02%)    to (22.22%)

WANGER U.S. SM CO
2005                     478,752    $1.79  to  $1.54       $828,367          --           0.55% to 1.20%   10.64%     to   9.93%
2004                     368,407    $1.62  to  $1.40       $579,332          --           0.55% to 1.20%   17.68%     to  16.92%
2003                     261,219    $1.37  to  $1.20       $351,317          --           0.55% to 1.20%   42.71%     to  41.18%
2002                     158,874    $0.96  to  $0.85       $151,154          --           0.55% to 1.20%  (17.95%)    to (15.00%)(7)
2001                      88,067    $1.17  to  $1.15       $102,085        0.06%          0.55% to 0.95%   11.43%     to   9.52%

WF ADV VT ASSET ALLOC
2005                      84,219    $1.16  to  $1.19       $ 96,853        2.09%          0.55% to 1.20%    4.41%     to   3.74%
2004                      80,918    $1.11  to  $1.15       $ 89,406        2.16%          0.55% to 1.20%    8.74%     to   8.04%
2003                      59,332    $1.02  to  $1.06       $ 60,495        1.74%          0.55% to 1.20%   21.43%     to  20.45%
2002                      28,802    $0.84  to  $0.88       $ 24,203        2.33%          0.55% to 1.20%  (13.40%)    to (12.00%)(7)
2001                       7,031    $0.97  to  $0.97       $  6,810        2.07%          0.55% to 0.95%   (3.00%)(4) to  3.00%(4)

WF ADV VT INTL CORE
2005                      17,549    $1.07  to  $1.23       $ 18,913        1.88%          0.55% to 1.20%    9.07%     to   8.37%
2004                      19,728    $0.99  to  $1.13       $ 19,596        0.23%          0.55% to 1.20%    9.03%     to   8.32%
2003                      14,684    $0.90  to  $1.05       $ 13,353        0.33%          0.55% to 1.20%   30.43%     to  29.63%
2002                       7,789    $0.69  to  $0.81       $  5,378        0.20%          0.55% to 1.20%  (23.33%)    to (19.00%)(7)
2001                       2,232    $0.90  to  $0.90       $  2,008        0.03%          0.55% to 0.95%  (10.00%)(4) to (10.00%)(4)

WF ADV VT OPP
2005                      78,280    $1.23  to  $1.25       $ 95,962          --           0.55% to 1.20%    7.22%     to   6.52%
2004                      80,225    $1.15  to  $1.18       $ 91,972          --           0.55% to 1.20%   17.43%     to  16.67%
2003                      73,209    $0.98  to  $1.01       $ 71,663        0.01%          0.55% to 1.20%   36.11%     to  34.67%
2002                      47,166    $0.72  to  $0.75       $ 34,051        0.73%          0.55% to 1.20%  (27.27%)    to (25.00%)(7)
2001                       7,584    $0.99  to  $0.99       $  7,518        2.32%          0.55% to 0.95%   (1.00%)(5) to  (1.00%)(5)


--------------------------------------------------------------------------------
86 - IDS LIFE VARIABLE ACCOUNT 10

                                        AT DEC. 31                                   FOR THE YEAR ENDED DEC. 31
                         ------------------------------------------  -----------------------------------------------------------
                          UNITS  ACCUMULATION UNIT VALUE NET ASSETS    INVESTMENT        EXPENSE RATIO        TOTAL RETURN
                          (000S)    LOWEST TO HIGHEST      (000S)    INCOME RATIO(1)  LOWEST TO HIGHEST(2)  LOWEST TO HIGHEST(3)
                         -------------------------------------------------------------------------------------------------------
WF ADV VT SM CAP GRO
2005                      38,139    $0.98  to  $1.10       $ 37,471          --           0.55% to 1.20%    5.66%     to   4.98%
2004                      42,675    $0.93  to  $1.05       $ 39,748          --           0.55% to 1.20%   13.15%     to  12.41%
2003                      36,312    $0.82  to  $0.94       $ 29,921          --           0.55% to 1.20%   41.38%     to  40.30%
2002                      18,702    $0.58  to  $0.67       $ 10,870          --           0.55% to 1.20%  (38.30%)    to (33.00%)(7)
2001                       4,292    $0.94  to  $0.94       $  4,036          --           0.55% to 0.95%   (6.00%)(4) to  (6.00%)(4)


(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. These ratios are annualized for periods less than one year.
(2) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Although the total return is presented as a range of maximum to minimum values, based on the price level representing the minimum and maximum expense ratio amounts, some individual price level total returns are not within the ranges presented due to the introduction of new price levels during the year and other market factors.

(4)  Operations commenced on May 1, 2001.
(5)  Operations commenced on Aug. 13, 2001.
(6)  Operations commenced on Aug. 14, 2001.
(7)  Operations commenced on Feb. 13, 2002.
(8)  Operations commenced on March 1, 2002.
(9)  Operations commenced on Dec. 8, 2003.
(10) Operations commenced on Feb. 4, 2004.
(11) Operations commenced on Sept. 13, 2004.
(12) Operations commenced on Nov. 1, 2005.
(13) Operations commenced on May 2, 2005.

--------------------------------------------------------------------------------
87 - IDS LIFE VARIABLE ACCOUNT 10

IDS Life Insurance Company
------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


THE BOARD OF DIRECTORS

IDS LIFE INSURANCE COMPANY

We have audited the accompanying Consolidated Balance Sheets of IDS Life Insurance Company (a wholly-owned subsidiary of Ameriprise Financial, Inc.) as of December 31, 2005 and 2004, and the related Consolidated Statements of Income, Stockholder's Equity, and Cash Flows for each of the three years in the period ended December 31, 2005. These financial statements are the responsibility of IDS Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of IDS Life Insurance Company at December 31, 2005 and 2004, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the Consolidated Financial Statements, in 2004 IDS Life Insurance Company adopted the provisions of the American Institute of Certified Public Accountants' Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" and in 2003 adopted the provisions of Financial Accounting Standards Board Interpretation No. 46 (revised December 2003), "Consolidation of Variable Interest Entities."


                                             /s/ Ernst & Young LLP
                                             ---------------------------------
                                                 Ernst & Young LLP


Minneapolis, Minnesota
February 27, 2006

IDS Life Insurance Company
------------------------------------------------------------------------------

CONSOLIDATED BALANCE SHEETS

DECEMBER 31, (THOUSANDS, EXCEPT SHARE DATA)                                                      2005          2004
ASSETS

Investments:
Available-for-Sale:
   Fixed maturities, at fair value (amortized cost: 2005, $27,817,021; 2004, $27,400,640)     $27,753,174   $28,131,195
   Preferred and common stocks, at fair value (cost: 2005, $13; 2004, $30,019)                         21        31,256
Mortgage loans on real estate, at cost (less allowance for loan losses: 2005, $41,347;
 2004, $45,347)                                                                                 2,842,362     2,923,542
Policy loans                                                                                      605,212       588,574
Trading securities and other investments                                                          547,668       802,096
---------------------------------------------------------------------------------------------------------------------------
      Total investments                                                                        31,748,437    32,476,663

Cash and cash equivalents                                                                         233,589       131,427
Restricted cash                                                                                        --       535,821
Reinsurance recoverables                                                                          982,521       876,408
Amounts due from brokers                                                                            4,166         7,109
Other accounts receivable                                                                          62,930        52,527
Accrued investment income                                                                         328,567       351,522
Deferred policy acquisition costs                                                               4,035,879     3,637,956
Deferred sales inducement costs                                                                   370,166       302,997
Other assets                                                                                      220,371       186,003
Separate account assets                                                                        37,929,960    32,454,032
---------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                            $75,916,586   $71,012,465
===========================================================================================================================

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
Future policy benefits:
   Fixed annuities                                                                            $26,126,068   $26,978,596
   Variable annuity guarantees                                                                     29,550        32,955
   Universal life insurance                                                                     3,711,628     3,689,639
   Traditional life insurance                                                                     298,479       271,516
   Disability income and long-term care insurance                                               2,145,969     1,942,656
Policy claims and other policyholders' funds                                                       90,233        69,884
Amounts due to brokers                                                                             31,772       162,609
Deferred income taxes, net                                                                          9,099       141,202
Other liabilities                                                                                 381,938       363,821
Separate account liabilities                                                                   37,929,960    32,454,032
---------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                        70,754,696    66,106,910
---------------------------------------------------------------------------------------------------------------------------

Stockholder's equity:
   Capital stock, $30 par value; 100,000 shares authorized, issued and outstanding                  3,000         3,000
   Additional paid-in capital                                                                   2,020,388     1,370,388
   Retained earnings                                                                            3,269,206     3,190,474
   Accumulated other comprehensive (loss) income, net of tax:
      Net unrealized securities (losses) gains                                                    (90,632)      370,615
      Net unrealized derivative losses                                                            (40,072)      (28,922)
---------------------------------------------------------------------------------------------------------------------------
   Total accumulated other comprehensive (loss) income                                           (130,704)      341,693
---------------------------------------------------------------------------------------------------------------------------
      Total stockholder's equity                                                                5,161,890     4,905,555
---------------------------------------------------------------------------------------------------------------------------
Total liabilities and stockholder's equity                                                    $75,916,586   $71,012,465
===========================================================================================================================

See Notes to Consolidated Financial Statements.

IDS Life Insurance Company
------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF INCOME

YEARS ENDED DECEMBER 31, (THOUSANDS)                                          2005           2004           2003
REVENUES

Premiums:
   Traditional life insurance                                             $   74,751     $   68,335     $   64,890
   Disability income and long-term care insurance                            295,084        283,608        284,111
----------------------------------------------------------------------------------------------------------------------
      Total premiums                                                         369,835        351,943        349,001
Net investment income                                                      1,791,324      1,777,446      1,705,185
Contractholder and policyholder charges                                      577,159        554,344        530,190
Mortality and expense risk and other fees                                    488,633        430,320        390,516
Net realized gain on investments                                              48,296         27,292          4,445
----------------------------------------------------------------------------------------------------------------------
      Total revenues                                                       3,275,247      3,141,345      2,979,337
----------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES

Death and other benefits:
   Traditional life insurance                                                 41,550         36,843         38,870
   Investment contracts and universal life-type insurance                    232,816        227,664        209,065
   Disability income and long-term care insurance                             75,864         67,261         57,339
Increase (decrease) in liabilities for future policy benefits:
   Traditional life insurance                                                  4,638          1,381         (2,401)
   Disability income and long-term care insurance                            141,286        123,289        142,532
Interest credited to account values                                        1,110,425      1,127,875      1,242,020
Amortization of deferred policy acquisition costs                            315,882        260,778        264,308
Separation costs                                                             121,264             --             --
Other insurance and operating expenses                                       591,133        503,872        453,065
----------------------------------------------------------------------------------------------------------------------
   Total benefits and expenses                                             2,634,858      2,348,963      2,404,798
----------------------------------------------------------------------------------------------------------------------
Income before income tax provision and accounting change                     640,389        792,382        574,539
Income tax provision                                                         181,657        226,177         66,945
----------------------------------------------------------------------------------------------------------------------
Income before accounting change                                              458,732        566,205        507,594
Cumulative effect of accounting change, net of tax                                --        (70,568)        44,463
----------------------------------------------------------------------------------------------------------------------
Net income                                                                $  458,732     $  495,637     $  552,057
======================================================================================================================

See Notes to Consolidated Financial Statements.

IDS Life Insurance Company
------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, (THOUSANDS)                                          2005           2004           2003
CASH FLOWS FROM OPERATING ACTIVITIES

Net income                                                                $  458,732     $  495,637   $    552,057
Adjustments to reconcile net income to net cash provided by (used in)
 operating activities:
   Cumulative effect of accounting change, net of tax                             --         70,568        (44,463)
   Amortization of deferred policy acquisition costs                         315,882        260,778        264,308
   Amortization of deferred sales inducement costs                            40,332         33,825         23,968
   Capitalization of deferred policy acquisition costs                      (632,743)      (533,842)      (516,928)
   Capitalization of deferred sales inducement costs                         (94,319)       (70,860)       (71,839)
   Amortization of premium, net                                               83,152         92,617        160,862
   Deferred income taxes                                                     122,264         70,574        (30,714)
   Policyholder and contractholder charges, non-cash                        (231,503)      (231,611)      (234,098)
   Net realized gain on investments                                          (48,296)       (27,292)        (4,445)
   Net realized gain on trading securities and equity method investments
    in hedge funds                                                           (24,037)       (37,460)       (30,400)
Change in operating assets and liabilities:
   Trading securities and equity method investments in hedge funds, net      246,828          6,788       (358,200)
   Future policy benefits for traditional life, disability income and
    long-term care insurance                                                 230,276        235,327        265,233
   Policy claims and other policyholders' funds                               20,349          1,973        (17,489)
   Policy loans, excluding universal life-type insurance:
      Repayment                                                               35,996         37,592         43,596
      Issuance                                                               (38,688)       (39,230)       (34,490)
   Reinsurance recoverables                                                 (106,113)      (121,894)      (121,004)
   Other accounts receivable                                                 (10,403)        15,895        (12,177)
   Accrued investment income                                                  22,955          3,852        (64,359)
   Other assets and liabilities, net                                          38,782        (12,765)      (130,066)
----------------------------------------------------------------------------------------------------------------------
      Net cash provided by (used in) operating activities                    429,446        250,472       (360,648)
----------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES

Available-for-Sale securities:
   Sales                                                                   3,124,154      1,603,285     12,232,235
   Maturities, sinking fund payments and calls                             2,241,829      1,931,070      4,152,088
   Purchases                                                              (5,780,183)    (4,392,522)   (20,527,995)
Other investments, excluding policy loans:
   Sales, maturities, sinking fund payments and calls                        652,831        690,333        621,163
   Purchases                                                                (542,610)      (402,235)      (438,336)
   Change in amounts due to and from brokers, net                           (127,894)       (71,415)    (3,261,601)
Change in restricted cash                                                    535,821        298,627             --
----------------------------------------------------------------------------------------------------------------------
      Net cash provided by (used in) investing activities                    103,948       (342,857)    (7,222,446)
----------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES

Activity related to investment contracts and universal life-type insurance:
   Considerations received                                                 1,532,282      2,350,426      4,267,115
   Interest credited to account values                                     1,110,425      1,127,875      1,242,020
   Surrenders and other benefits                                          (3,329,993)    (2,715,847)    (2,235,889)
Universal life-type insurance policy loans:
   Repayment                                                                  89,322         84,281         85,760
   Issuance                                                                 (103,268)       (93,217)       (81,740)
Capital contribution from Ameriprise Financial, Inc.                         650,000             --        282,061
Cash dividend to Ameriprise Financial, Inc.                                 (380,000)      (930,000)            --
----------------------------------------------------------------------------------------------------------------------
      Net cash (used in) provided by financing activities                   (431,232)      (176,482)     3,559,327
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash and cash equivalents                         102,162       (268,867)    (4,023,767)
Cash and cash equivalents at beginning of year                               131,427        400,294      4,424,061
----------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of year                                  $  233,589     $  131,427   $    400,294
======================================================================================================================

Supplemental disclosures:
   Income taxes paid                                                      $   95,794     $  196,397   $    103,034
   Interest paid on borrowings                                            $      364     $      411   $      2,926
   Non-cash ownership transfer of net assets of American Express
    Corporation to Ameriprise Financial, Inc. in 2003                     $       --     $       --   $    282,061

See Notes to Consolidated Financial Statements.

IDS Life Insurance Company
------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                                        ADDITIONAL                ACCUMULATED OTHER
                                                                              CAPITAL    PAID-IN       RETAINED     COMPREHENSIVE
FOR THE THREE YEARS ENDED DECEMBER 31, 2005 (THOUSANDS)        TOTAL           STOCK     CAPITAL       EARNINGS     INCOME (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Balances at December 31, 2002                               $4,944,251        $3,000   $1,088,327     $3,354,841       $ 498,083
Comprehensive income:
   Net income                                                  552,057            --           --        552,057              --
   Change in unrealized holding losses on securities, net      (90,695)           --           --             --         (90,695)
   Change in unrealized derivative losses, net                  (7,777)           --           --             --          (7,777)
                                                          ---------------
   Total comprehensive income                                  453,585            --           --             --              --
Capital contribution                                           282,061            --      282,061             --              --
Non-cash dividend of American Express Corporation
   to Ameriprise Financial, Inc.                              (282,061)           --           --       (282,061)             --
-----------------------------------------------------------------------------------------------------------------------------------

Balances at December 31, 2003                                5,397,836         3,000    1,370,388      3,624,837         399,611
Comprehensive income:
   Net income                                                  495,637            --           --        495,637              --
   Change in unrealized holding losses on securities, net      (34,841)           --           --             --         (34,841)
   Change in unrealized derivative losses, net                 (23,077)           --           --             --         (23,077)
                                                          ---------------
   Total comprehensive income                                  437,719            --           --             --              --
Cash dividends to Ameriprise Financial, Inc.                  (930,000)           --           --       (930,000)             --
-----------------------------------------------------------------------------------------------------------------------------------

Balances at December 31, 2004                                4,905,555         3,000    1,370,388      3,190,474         341,693
Comprehensive loss:
   Net income                                                  458,732            --           --        458,732              --
   Change in unrealized holding losses on securities, net     (461,247)           --           --             --        (461,247)
   Change in unrealized derivative losses, net                 (11,150)           --           --             --         (11,150)
                                                          ---------------
   Total comprehensive loss                                    (13,665)           --           --             --              --
Capital contribution from Ameriprise Financial, Inc.           650,000            --      650,000             --              --
Cash dividend to Ameriprise Financial, Inc.                   (380,000)           --           --       (380,000)             --
-----------------------------------------------------------------------------------------------------------------------------------
Balances at December 31, 2005                               $5,161,890        $3,000   $2,020,388     $3,269,206       $(130,704)
===================================================================================================================================

See Notes to Consolidated Financial Statements.

IDS Life Insurance Company
------------------------------------------------------------------------------

 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS

IDS Life Insurance Company is a stock life insurance company with four wholly-owned operating subsidiaries: IDS Life Insurance Company of New York, American Partners Life Insurance Company, American Enterprise Life Insurance Company and American Centurion Life Assurance Company. IDS Life Insurance Company is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial).

* IDS Life Insurance Company is domiciled in Minnesota and holds Certificates of Authority in American Samoa, the District of Columbia and all states except New York. IDS Life Insurance Company issues insurance and annuity products.

* American Enterprise Life Insurance Company (American Enterprise Life) is a stock life insurance company domiciled in Indiana, which holds Certificates of Authority in the District of Columbia and all states except New York. American Enterprise Life issues fixed and variable annuity contracts primarily through regional and national financial institutions and regional and/or independent broker-dealers. (In past years, American Enterprise Life issued a nominal number of variable universal life contracts.)

* American Partners Life Insurance Company (American Partners Life) is a stock life insurance company domiciled in Arizona, which holds Certificates of Authority in the District of Columbia and all states except New York and New Hampshire. American Partners Life markets annuity products directly to customers, generally persons holding an American Express(R) Card.

* IDS Life Insurance Company of New York (IDS Life of New York) is a stock life insurance company domiciled in New York, which holds Certificates of Authority in New York and North Dakota. IDS Life of New York issues insurance and annuity products.

* American Centurion Life Assurance Company (American Centurion Life) is a stock life insurance company domiciled in New York, which holds Certificates of Authority in New York, Alabama and Delaware. American Centurion Life issues fixed and variable annuity contracts primarily through financial institutions and independent broker-dealers. American Centurion Life also markets annuity products directly, generally to persons holding an American Express(R) Card.

IDS Life Insurance Company also owns IDS REO 1, LLC, IDS REO 2, LLC and American Enterprise REO 1, LLC which hold real estate investments. IDS Life Insurance Company and its seven subsidiaries are referred to collectively as "IDS Life".

Prior to August 1, 2005, Ameriprise Financial was referred to as American Express Financial Corporation. On February 1, 2005 American Express Company (American Express) announced its intention to pursue the disposition of 100% of its shareholding in what is now Ameriprise Financial (the Separation) through a tax-free distribution to American Express shareholders. Effective as of the close of business on September 30, 2005, American Express completed the Separation and distribution of common shares to American Express shareholders (the Distribution). In connection with the Distribution, Ameriprise Financial entered into certain agreements with American Express to effect the separation of its business and to define the responsibility for obligations arising before and after the date of the Distribution, including, among others, obligations relating to transition services, taxes, and employees. IDS Life was allocated certain separation and Distribution-related expenses incurred as a result of Ameriprise Financial becoming an independent company. Cumulatively, the expenses incurred and allocated to IDS Life are significant to IDS Life. IDS Life received a capital contribution of $650 million from Ameriprise Financial during the third quarter of 2005 to support its current financial strength ratings and to cover the allocated separation costs.

IDS Life's principal products are deferred annuities and universal life insurance which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. Immediate annuities are offered as well. IDS Life's fixed deferred annuities guarantee a relatively low annual interest rate during the accumulation period (the time before annuity payments begin). However, IDS Life has the option of paying a higher rate set at its discretion. In addition, persons owning one type of annuity may have their interest calculated based on an increase in a broad-based stock market index. IDS Life also offers variable annuities, including the RiverSource Retirement Advisor Advantage Plus(SM) Variable Annuity and the RiverSource Retirement Advisor Select Plus(SM) Variable Annuity. Life insurance products currently offered by IDS Life include universal life (fixed and variable, single life and joint life), single premium life, whole life and term products. Waiver of premium and accidental death benefit riders are generally available with these life insurance products. IDS Life also markets disability income (DI) insurance. Although IDS Life discontinued issuance of long-term care (LTC) insurance at the end of 2002, IDS Life retains risk on a large block of existing contracts, 50% of which are reinsured. In May 2003, IDS Life began outsourcing claims administration.

IDS Life Insurance Company
------------------------------------------------------------------------------

Under IDS Life's variable life insurance and variable annuity products described above, the purchaser may choose among investment options that include IDS Life's "general account" as well as from a variety of portfolios including common stocks, bonds, managed assets and/or short-term securities.

BASIS OF PRESENTATION

The accompanying Consolidated Financial Statements include the accounts of IDS Life Insurance Company, its wholly-owned subsidiaries and certain variable interest entities (VIEs). All significant intercompany accounts and transactions have been eliminated in consolidation.

The accompanying Consolidated Financial Statements have been prepared in conformity with United States generally accepted accounting principles (GAAP) which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities as described in Note 7. Certain prior year amounts have been reclassified to conform to the current year's presentation.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

PRINCIPLES OF CONSOLIDATION

IDS Life consolidates all non-variable interest entities in which it holds a greater than 50% voting interest, except for immaterial seed money investments in separate accounts, which are accounted for as trading securities. Entities in which IDS Life holds a greater than 20% but less than 50% voting interest are accounted for under the equity method. Additionally, other investments in hedge funds in which IDS Life holds an interest that is less than 50% are accounted for under the equity method. All other investments are accounted for under the cost method where IDS Life owns less than a 20% voting interest and does not exercise significant influence, or as Available-for-Sale securities, as applicable.

IDS Life also consolidates all VIEs for which it is considered to be the primary beneficiary pursuant to Financial Accounting Standards Board (FASB) Interpretation No. 46, "Consolidation of Variable Interest Entities," as revised (FIN 46). The determination as to whether an entity is a VIE is based on the amount and characteristics of the entity's equity. In general, FIN 46 requires a VIE to be consolidated when an enterprise has a variable interest for which it is deemed to be the primary beneficiary, which means that it will absorb a majority of the VIEs expected losses, receive a majority of the VIEs expected residual return, or both. IDS Life liquidated its interest in all consolidated VIEs during 2004 and 2005 resulting in no consolidated VIEs as of December 31, 2005.

Qualifying Special Purpose Entities (QSPEs) under Statement of Financial Accounting Standard (SFAS) No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," are not consolidated. Such QSPEs include a securitization trust containing a majority of its rated collateralized debt obligations
(CDOs), as described in Note 2. IDS Life sold all of its retained interest in this securitization trust in 2005.

BALANCE SHEET

INVESTMENTS

Investments consist of the following:

Available-for-Sale Securities

Available-for-Sale securities are carried at fair value on the Consolidated Balance Sheets with unrealized gains (losses) recorded in accumulated other comprehensive income (loss) within equity, net of income tax provision (benefit) and net of adjustments in asset and liability balances, such as deferred policy acquisition costs (DAC), to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet date. Gains and losses are recognized in results of operations upon disposition of the securities. In addition, losses are also recognized when management determines that a decline in value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for debt securities include issuer downgrade, default or bankruptcy. IDS Life also considers the extent to which amortized cost exceeds fair value, the duration of that difference, and management's judgment about the issuer's current and prospective financial condition, as well as its ability and intent to hold until recovery. Other-than-temporary impairment charges are recorded in net realized gains (losses) on investments within the Consolidated Statements of Income. Fair value is generally based on quoted market prices.



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Mortgage Loans on Real Estate, Net

Mortgage loans on real estate reflect principal amounts outstanding less allowance for mortgage loan losses. The allowance for mortgage loan losses is measured as the excess of the loan's recorded investment over the present value of its expected principal and interest payments discounted at the loan's effective interest rate, or the fair value of collateral. Additionally, the level of the allowance for mortgage loan losses considers other factors, including historical experience and current economic and political conditions. Management regularly evaluates the adequacy of the allowance for mortgage loan losses and believes it is adequate to absorb estimated losses in the portfolio.

IDS Life generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

Policy Loans

Policy loans are carried at the aggregate of the unpaid loan balances, which do not exceed the cash surrender values of the related policies.

Trading Securities and Other Investments

Included in trading securities and other investments are hedge fund investments, separate account seed money, syndicated loans and real estate. Separate account seed money is carried at fair market value with changes in value recognized in the Consolidated Statements of Income within net investment income. The carrying value of equity method investments in hedge funds reflects IDS Life's original investment and its share of earnings or losses of the hedge funds subsequent to the date of investment, and approximate fair value. Syndicated loans reflect amortized cost less allowance for losses. Real estate investments reflect properties acquired in satisfaction of debt and are carried at the lower of cost or the property's net realizable value.

CASH AND CASH EQUIVALENTS

IDS Life has defined cash equivalents to include highly liquid investments with original maturities of 90 days or less.

RESTRICTED CASH

As a result of the adoption of FIN 46 in 2003, IDS Life consolidated restricted cash held by secured loan trusts (SLTs) where such cash cannot be utilized for operations. The SLTs were liquidated in 2004 and 2005.

REINSURANCE

IDS Life reinsures a portion of the insurance risks associated with its life and LTC insurance products through reinsurance agreements with unaffiliated insurance companies. Reinsurance is used in order to limit losses, minimize exposure to large risks, provide additional capacity for future growth and to effect business-sharing arrangements. IDS Life evaluates the financial condition of reinsurers to manage its exposure to significant losses from reinsurer insolvencies. IDS Life remains primarily liable as the direct insurer on all risks reinsured.

Generally, IDS Life reinsures 90% of the death benefit liability related to fixed and variable universal life and term life insurance products. IDS Life began reinsuring risks at this level beginning in 2001 for term life insurance and 2002 for variable and universal life insurance. Policies issued prior to these dates are not subject to these same reinsurance levels. The maximum amount of life insurance risk retained by IDS Life is $750,000 on any policy insuring a single life and $1.5 million on any flexible premium survivorship variable life policy. For existing LTC policies, IDS Life retained 50% of the risk and the remaining 50% of the risk was ceded to General Electric Capital Assurance Company. Risk on variable life and universal life policies is reinsured on a yearly renewable term basis. Risk on recent term life and LTC policies is reinsured on a coinsurance basis.

IDS Life retains all risk for new claims on DI contracts. Risk is currently managed by limiting the amount of disability insurance written on any one individual. IDS Life also retains all accidental death benefit and waiver of premium risk.

DEFERRED POLICY ACQUISITION COSTS

DAC represents the costs of acquiring new business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity and life, DI and LTC insurance products. These costs are deferred to the extent they are recoverable from future profits. For annuity and insurance products, DAC is amortized over periods approximating the lives of the business, generally as a percentage of premiums or estimated gross profits or as a portion of product interest margins depending on the product's characteristics.

For IDS Life's annuity and insurance products, the projections underlying the amortization of DAC require the use of certain assumptions, including interest margins, mortality and morbidity rates, persistency, maintenance expense levels and customer asset value growth rates for variable products. Management routinely monitors a wide variety of trends in the business, including comparisons of actual and assumed experience. The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. The rate is net of asset fees and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to client asset value growth rates on a quarterly basis.



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Management monitors other principal DAC assumptions, such as interest margin, mortality and morbidity rates, persistency and maintenance expense level assumptions, each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC may also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in an increase in DAC amortization expense while a decrease in amortization percentage will result in a decrease in DAC amortization expense. The impact on results of operations of changing assumptions with respect to the amortization of DAC can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

DEFERRED SALES INDUCEMENT COSTS

Deferred sales inducement costs (DSIC) consist of bonus interest credits and deposit credits added to certain annuity contract values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. These costs were previously included in DAC and were reclassified as part of the adoption of the American Institute of Certified Public Accountants (AICPA) Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC.

DERIVATIVE FINANCIAL INSTRUMENTS AND HEDGING ACTIVITIES

Derivative instruments are classified on the Consolidated Balance Sheets at fair value within other assets or liabilities. The fair value of IDS Life's derivative financial instruments is determined using either market quotes or valuation models that are based upon the net present value of estimated future cash flows and incorporate current market data inputs. In certain instances, the fair value includes structuring costs incurred at the inception of the transaction. The accounting for the change in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any.

For derivative financial instruments that qualify as cash flow hedges, the effective portions of the gain or loss on the derivative instruments are recorded in accumulated other comprehensive income
(loss) and reclassified into earnings when the hedged item or transactions impact earnings. The amount that is reclassified into earnings is presented in the Consolidated Statements of Income with the hedged instrument or transaction impact. Any ineffective portion of the gain or loss is reported currently in earnings as a component of net investment income. If a hedge is no longer designated or is terminated prior to maturity, the amount previously recorded in accumulated other comprehensive income (loss) is recognized into earnings over the period that the hedged item impacts earnings. For any hedge relationships that are discontinued because the forecasted transaction is not expected to occur according to the original strategy, any related amounts previously recorded in accumulated other comprehensive income (loss) are recognized into earnings immediately.

Derivative financial instruments that are entered into for hedging purposes are designated as such at the time that IDS Life enters into the contract. For all derivative financial instruments that are designated for hedging activities, IDS Life formally documents all of the hedging relationships between the hedge instruments and the hedged items at the inception of the relationships. Management also formally documents its risk management objectives and strategies for entering into the hedge transactions. IDS Life formally assesses, at inception and on a quarterly basis, whether derivatives designated as hedges are highly effective in offsetting the cash flows of hedged items. If it is determined that a derivative is not highly effective as a hedge, IDS Life will discontinue the application of hedge accounting. See Note 10 for information regarding the cash flow hedges used by IDS Life.

IDS Life currently has economic hedges that either do not qualify or are not designated for hedge accounting treatment under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS
133). For derivative financial instruments that do not qualify for hedge accounting, or are not designated under SFAS 133 as hedges, changes in fair value are reported in current period earnings generally as a component of net investment income. See the "Derivatives Not Designated as Hedges" section of Note 10 which describes the types of economic hedges used by IDS Life.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

Separate account assets and liabilities are funds held for exclusive benefit of variable annuity contractholders and variable life insurance policyholders. IDS Life receives mortality and expense risk and other fees, including payments from its affiliate, RiverSource Investments, LLC for providing certain sponsor and related servicing activity, which are based on asset levels, guaranteed minimum death benefit (GMDB) fees and cost of insurance charges from the related accounts. In addition, IDS Life also receives marketing and administrative support payments from the affiliates of other companies' funds included as investment options in its variable annuity and variable life insurance products, which vary based on the level of variable assets. Prior to the fourth quarter of 2003, these fees included investment advisory fees as IDS Life served as the investment manager for affiliate variable portfolio mutual funds. In the fourth quarter of 2003, Ameriprise Financial replaced IDS Life as the investment manager and assumed these duties for the mutual funds and retained IDS Life to provide underlying sponsor and related services. At that time, IDS Life began receiving internal allocation fees from Ameriprise Financial as compensation for providing these



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non-investment advisory services. In the fourth quarter of 2005,
RiverSource Investments, LLC replaced Ameriprise Financial as the investment manager. As a result, IDS Life now receives internal allocation payments as compensation from RiverSource Investments, LLC for providing these non-investment advisory services.

IDS Life provides contractual mortality assurances to variable annuity contractholders that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. IDS Life makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. IDS Life also guarantees that the rates at which administrative charges are deducted from contract funds will not exceed contractual maximums.

For variable life insurance, IDS Life guarantees that the rates at which insurance charges and administrative charges are deducted from contract funds will not exceed contractual maximums.

LIABILITIES FOR FUTURE POLICY BENEFITS AND CLAIMS

Fixed Annuities and Variable Annuity Guarantees

Liabilities for fixed and variable deferred annuities are equal to accumulation values which are the cumulative gross deposits, credited interest and fund performance less withdrawals and mortality and expense risk charges.

The majority of the variable annuity contracts offered by IDS Life contain GMDB provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. IDS Life also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings. These are referred to as gain gross-up (GGU) benefits. In addition, IDS Life offers contracts containing guaranteed minimum withdrawal benefit
(GMWB), guaranteed minimum income benefit (GMIB) and guaranteed minimum accumulation benefit (GMAB) provisions.

Effective January 1, 2004, liabilities for GMDB, GGU and GMIB benefits have been established under SOP 03-1. Actuarial models to simulate various equity market scenarios are used to project these benefits and contract assessments and include making significant assumptions related to customer asset value growth rates, mortality, persistency and investment margins. These assumptions, as well as their periodic review by management, are consistent with those used for DAC purposes. Prior to the adoption of SOP 03-1, amounts paid in excess of contract value were expensed when payable. See the "Recently Issued Accounting Standards" section below and Note 5 for more information about these guaranteed benefits.

GMWB and GMAB provisions are considered embedded derivatives under SFAS 133 and, accordingly, are carried at fair value within future policy benefits for variable annuity guarantees on the Consolidated Balance Sheets. The fair value of these embedded derivatives is based on the present value of future benefits less applicable fees charged for the provision. Changes in fair value are reflected in death and other benefits for investment contracts and universal life-type insurance within the Consolidated Statements of Income.

Liabilities for equity indexed deferred annuities issued in 1999 or later are equal to the accumulation of host contract values covering guaranteed benefits and the market value of embedded equity options. Liabilities for equity indexed deferred annuities issued before 1999 are equal to the present value of guaranteed benefits and the intrinsic value of index-based benefits. Accounting for equity indexed deferred annuities issued before 1999 differs from those issued in 1999 and later due to the treatment of embedded equity options within the contracts. Embedded equity options are considered embedded derivatives under SFAS 133. However, SFAS 133 allowed companies to elect whether to separately account for embedded derivatives which are part of contracts issued prior to January 1, 1999. IDS Life elected not to separately account for embedded derivatives related to contracts issued prior to January 1, 1999.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 4.6% to 9.5% at December 31, 2005, depending on year of issue, with an average rate of approximately 6.0%.

Life, Disability Income and Long-Term Care Policies

Liabilities for insurance claims that have been reported but have not yet been paid (unpaid claim liabilities) are equal to the death benefits payable under the policies. For DI and LTC claims, unpaid claim liabilities are equal to benefit amounts due and accrued including the expense of reviewing claims and making benefit payment determinations. Liabilities for claims that have been incurred but not reported are estimated based on periodic analysis of the actual lag between when a claim occurs and when it is reported. Where applicable, amounts recoverable from other insurers who share in the risk of the products offered (reinsurers) are separately recorded as receivables.




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Liabilities for fixed and variable universal life insurance are equal to accumulation values which are the cumulative gross deposits, credited interest, and fund performance less withdrawals and mortality and expense risk charges. Liabilities for future benefits on term and whole life insurance are based on the net level premium method, using anticipated premium payments, mortality rates, policy persistency and interest rates earned on the assets supporting the liability. Anticipated mortality rates are based on established industry mortality tables, with modifications based on IDS Life's experience. Anticipated policy premium payments and persistency rates vary by policy form, issue age and policy duration. Anticipated interest rates range from 4% to 10% at December 31, 2005, depending on policy form, issue year and policy duration. IDS Life issues only non-participating life insurance policies, which do not pay dividends to policyholders from the insurers' earnings.

Liabilities for future policy benefits include both policy reserves and claim reserves on DI and LTC products. Policy reserves are the amounts needed to meet obligations for future claims and are based on the net level premium method, using anticipated premium payments and morbidity, mortality, policy persistency and discount rates. Anticipated morbidity and mortality rates are based on established industry morbidity and mortality tables. Anticipated policy persistency rates vary by policy form, issue age, policy duration and, for DI policies, occupation class. Anticipated discount rates for DI policy reserves are 7.5% at policy issue and grade to 5% over 5 years. Anticipated discount rates for LTC policy reserves are currently 5.3% at December 31, 2005 grading up to 9.4% over 40 years.

Claim reserves on DI and LTC products are the amounts needed to meet obligations for continuing claim payments on already incurred claims. Claim reserves are calculated based on claim continuance tables which estimate the likelihood that an individual will continue to be eligible for benefits and anticipated interest rates earned on assets supporting the reserves. Anticipated claim continuance rates are based on established industry tables. Anticipated interest rates for claim reserves for both DI and LTC range from 3.0% to 8.0% at December 31, 2005, with an average rate of approximately 4.9%.

REVENUES AND EXPENSES

IDS Life's principal sources of revenue include premium revenues, net investment income, contractholder and policyholder charges and mortality and expense risk and other fees.

Premium Revenues

Premium revenues include premiums on traditional life, DI and LTC insurance products. Such premiums are recognized as revenue when due.

Net Investment Income

Net investment income predominantly consists of interest income earned on fixed maturity securities classified as Available-for-Sale, mortgage loans on real estate and policy loans, mark-to-market of trading securities and hedges on equity indexed annuities and GMWB, and allocated income from equity method investments in hedge funds. Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale, excluding structured securities, and mortgage loans on real estate so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term.

Contractholder and Policyholder Charges

Contractholder and policyholder charges include certain charges assessed on annuities and fixed and variable universal life insurance, such as cost of insurance and administrative and surrender charges. Cost of insurance charges on fixed and variable universal life insurance are recognized as revenue when earned, whereas contract charges and surrender charges on annuities and universal and variable universal life insurance are recognized as revenue when collected.

Mortality and Expense Risk and Other Fees

Mortality and expense risk and other fees include risk, management and administration fees, which are generated directly and indirectly from IDS Life's separate account assets. IDS Life's management and other fees are generally computed as a contractual rate based on the underlying asset values and are generally received monthly.

Net Realized Gain (Loss) on Investments

Realized gains and losses are recognized using the specific identification method, on a trade date basis, and charges are recorded when securities are determined to be other-than-temporarily impaired.

Separation Costs

During 2005, Ameriprise Financial developed an allocation policy for separation costs resulting in the allocation of certain costs to IDS Life that it considered to be a reasonable reflection of separation costs benefiting IDS Life. Separation costs generally consist of allocated financial advisor and employee retention program costs, re-branding and marketing costs and costs to separate and reestablish technology platforms related to the separation and Distribution of Ameriprise Financial.





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Income Taxes

IDS Life's taxable income is included in the consolidated federal income tax return of American Express through September 30, 2005. IDS Life will file a separate consolidated life insurance company federal income tax return for five tax years following the Distribution including the period October 1, 2005 through December 31, 2005. IDS Life provides for income taxes based on the net amount of income taxes that it expects to pay or receive from various taxing jurisdictions in connection with its operations.

RECENTLY ISSUED ACCOUNTING STANDARDS

On November 3, 2005, the Financial Accounting Standards Board (FASB) issued FASB Staff Position (FSP) FAS 115-1 and FAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments." FSP FAS 115-1 and FAS 124-1 address the determination as to when an investment is considered impaired, whether that impairment is other-than-temporary and the measurement of loss. It also includes accounting considerations subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. FSP FAS 115-1 and FAS 124-1 are effective for reporting periods beginning after December 15, 2005. IDS Life anticipates the impact of FSP FAS 115-1 and FAS 124-1 on IDS Life's consolidated results of operations and financial condition will not be material.

In September 2005, the AICPA issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts" (SOP 05-1). SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments." SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006, with earlier adoption encouraged. IDS Life is currently evaluating the impact of SOP 05-1 on IDS Life's consolidated results of operations and financial condition.

In May 2005, the FASB issued SFAS 154, "Accounting Changes and Error Corrections" (SFAS 154). This statement replaces APB Opinion No. 20, "Accounting Changes," and SFAS No. 3, "Reporting Accounting Changes in Interim Financial Statements" and changes the requirements for the accounting for and reporting of a change in accounting principle. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. IDS Life does not anticipate SFAS 154 will materially impact its Consolidated Financial Statements upon its adoption on January 1, 2006.

In June 2004, the FASB issued FSP No. 97-1, "Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments (SFAS No. 97), Permit or Require Accrual of an Unearned Revenue Liability" (FSP 97-1). The implementation of SOP 03-1 raised a question regarding the interpretation of the requirements of SFAS No. 97 concerning when it is appropriate to record an unearned revenue liability. FSP 97-1 clarifies that SFAS No. 97 is clear in its intent and language, and requires the recognition of an unearned revenue liability for amounts that have been assessed to compensate insurers for services to be performed over future periods. SOP 03-1 describes one situation, when assessments result in profits followed by losses, where an unearned revenue liability is required. SOP 03-1 does not amend SFAS No. 97 or limit the recognition of an unearned revenue liability to the situation described in SOP 03-1. The guidance in FSP 97-1 is effective for financial statements for fiscal periods beginning after June 18, 2004. The adoption of FSP 97-1 did not have a material impact on IDS Life's consolidated results of operations or financial condition.

In July 2003, the AICPA issued SOP 03-1 effective for fiscal years beginning after December 15, 2003. SOP 03-1 provides guidance on separate account presentation and accounting for interests in separate accounts. Additionally, SOP 03-1 provides clarifying guidance as to the recognition of bonus interest and other sales inducement benefits and the presentation of any deferred amounts in the financial statements. Lastly, SOP 03-1 requires insurance enterprises to establish additional liabilities for benefits that may become payable under variable annuity death benefit guarantees or other insurance or annuity contract provisions. Where an additional liability is established, the recognition of this liability will then be considered in amortizing DAC and any DSIC associated with those insurance or annuity contracts.

The adoption of SOP 03-1 as of January 1, 2004, resulted in a cumulative effect of accounting change that reduced 2004 results by $70.6 million ($108.6 million pretax). The cumulative effect of accounting change consisted of: (i) $42.9 million pretax from establishing additional liabilities for certain variable annuity guaranteed benefits ($32.8 million) and from considering these liabilities in valuing DAC and DSIC associated with those contracts ($10.1 million) and (ii) $65.7 million pretax from establishing




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additional liabilities for certain variable universal life and single pay universal life insurance contracts under which contractual cost of insurance charges are expected to be less than future death benefits ($92 million) and from considering these liabilities in valuing DAC associated with those contracts ($26.3 million offset). Prior to the adoption of SOP 03-1, amounts paid in excess of contract value were expensed when payable. IDS Life's accounting for separate accounts was already consistent with the provisions of SOP 03-1 and, therefore, there was no impact related to this requirement.

The AICPA released a series of technical practice aids (TPAs) in September 2004, which provide additional guidance related to, among other things, the definition of an insurance benefit feature and the definition of policy assessments in determining benefit liabilities, as described within SOP 03-1. The TPAs did not have a material effect on IDS Life's calculation of liabilities that were recorded in the first quarter of 2004 upon adoption of SOP 03-1.

In January 2003, the FASB issued FIN 46, which addresses consolidation by business enterprises of VIEs and was subsequently revised in December 2003. The VIEs primarily impacted by FIN 46, which IDS Life consolidated as of December 31, 2003, relate to three SLTs, which were managed by an affiliate and partially owned by IDS Life. The consolidation of the three SLTs partially owned by IDS Life and managed by an affiliate, resulted in a cumulative effect of accounting change that increased 2003 net income through a non-cash gain of $44.5 million ($68.4 million pretax). The Company liquidated its interest in all consolidated VIEs during 2004 and 2005. See Note 3 for further discussion of consolidated VIEs.

2. INVESTMENTS

AVAILABLE-FOR-SALE SECURITIES

Available-for-Sale securities at December 31, 2005 are distributed by type as presented below:

----------------------------------------------------------------------------------------------------------------------
                                                                                GROSS        GROSS
                                                              AMORTIZED      UNREALIZED   UNREALIZED        FAIR
(THOUSANDS)                                                      COST           GAINS       LOSSES         VALUE
----------------------------------------------------------------------------------------------------------------------
Fixed maturities:
   Corporate debt securities                                 $13,318,636      $208,577    $(198,774)    $13,328,439
   Mortgage and other asset-backed securities                 10,804,984        45,531     (158,784)     10,691,731
   Foreign corporate bonds and obligations                     3,148,534        67,097      (54,721)      3,160,910
   U.S. Government and agencies obligations                      300,337        16,207       (5,282)        311,262
   State and municipal obligations                               114,165         2,756       (3,262)        113,659
   Foreign government bonds and obligations                      127,912        16,922         (114)        144,720
   Structured investments(a)                                       2,453            --           --           2,453
----------------------------------------------------------------------------------------------------------------------
Total fixed maturities                                        27,817,021       357,090     (420,937)     27,753,174
Preferred and common stocks                                           13             8           --              21
----------------------------------------------------------------------------------------------------------------------
   Total                                                     $27,817,034      $357,098    $(420,937)    $27,753,195
----------------------------------------------------------------------------------------------------------------------

(a) Includes unconsolidated CDOs.

Available-for-Sale securities at December 31, 2004 are distributed by type as presented below:

----------------------------------------------------------------------------------------------------------------------
                                                                               GROSS        GROSS
                                                              AMORTIZED      UNREALIZED   UNREALIZED       FAIR
(THOUSANDS)                                                      COST          GAINS        LOSSES         VALUE
----------------------------------------------------------------------------------------------------------------------
Fixed maturities:
   Corporate debt securities                                 $13,718,138      $531,970    $ (36,990)    $14,213,118
   Mortgage and other asset-backed securities                  9,383,868       143,102      (30,487)      9,496,483
   Foreign corporate bonds and obligations                     3,185,592       139,821      (14,178)      3,311,235
   U.S. Government and agencies obligations                      330,540        15,181         (513)        345,208
   State and municipal obligations                               114,161         3,493       (2,569)        115,085
   Foreign government bonds and obligations                      104,442        15,507         (552)        119,397
   Structured investments(a)                                     563,899            --      (33,230)        530,669
----------------------------------------------------------------------------------------------------------------------
Total fixed maturities                                        27,400,640       849,074     (118,519)     28,131,195
Preferred and common stocks                                       30,019         1,237           --          31,256
----------------------------------------------------------------------------------------------------------------------
   Total                                                     $27,430,659      $850,311    $(118,519)    $28,162,451
----------------------------------------------------------------------------------------------------------------------

(a) Includes unconsolidated CDOs.

IDS Life Insurance Company
------------------------------------------------------------------------------

At December 31, 2005 and 2004, fixed maturity securities, excluding net unrealized appreciation and depreciation, comprised approximately 87% of IDS Life's total investments. These securities are rated by Moody's Investors Service, Inc. (Moody's) and Standard & Poor's (S&P), except for approximately $1.0 billion of securities at both December 31, 2005 and 2004 which are rated by RiverSource Investments, LLC's internal analysts using criteria similar to Moody's and S&P. Ratings on investment grade securities are presented using S&P's convention and, if the two agencies' ratings differ, the lower rating is used. A summary by rating (excluding net unrealized appreciation and depreciation) on December 31 is as follows:

RATING                                                               2005          2004
------------------------------------------------------------------------------------------
AAA                                                                   40%           37%
AA                                                                     6             3
A                                                                     20            22
BBB                                                                   26            30
Below investment grade                                                 8             8
------------------------------------------------------------------------------------------
   Total                                                             100%          100%
------------------------------------------------------------------------------------------

At December 31, 2005 and 2004, approximately 47% and 61%, respectively, of the securities rated AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than 10% of stockholder's equity.

The following table provides information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2005:

(THOUSANDS)                                         LESS THAN 12 MONTHS      12 MONTHS OR MORE              TOTAL
--------------------------------------------------------------------------------------------------------------------------------
                                                  FAIR         UNREALIZED    FAIR      UNREALIZED     FAIR        UNREALIZED
DESCRIPTION OF SECURITIES:                        VALUE          LOSSES      VALUE       LOSSES       VALUE         LOSSES
--------------------------------------------------------------------------------------------------------------------------------
Corporate debt securities                     $ 6,184,289      $(132,802) $1,618,552   $ (65,972)  $ 7,802,841    $(198,774)
Mortgage and other asset-backed securities      6,001,482        (87,558)  2,059,075     (71,226)    8,060,557     (158,784)
Foreign corporate bonds and obligations         1,203,652        (31,308)    535,393     (23,413)    1,739,045      (54,721)
U.S. Government and agencies obligations          148,584         (3,062)     72,844      (2,220)      221,428       (5,282)
State and municipal obligations                    67,353         (2,589)     14,348        (673)       81,701       (3,262)
Foreign government bonds and obligations           13,344           (114)         --          --        13,344         (114)
Structured investments                              2,189             --          --          --         2,189           --
--------------------------------------------------------------------------------------------------------------------------------
   Total                                      $13,620,893      $(257,433) $4,300,212   $(163,504)  $17,921,105    $(420,937)
--------------------------------------------------------------------------------------------------------------------------------

The following table provides information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2004:

(THOUSANDS)                                         LESS THAN 12 MONTHS      12 MONTHS OR MORE              TOTAL
--------------------------------------------------------------------------------------------------------------------------------
                                                  FAIR          UNREALIZED   FAIR      UNREALIZED     FAIR        UNREALIZED
DESCRIPTION OF SECURITIES:                        VALUE           LOSSES     VALUE       LOSSES       VALUE         LOSSES
--------------------------------------------------------------------------------------------------------------------------------
Corporate debt securities                      $2,410,156       $(20,461)  $ 645,898    $(16,529)   $3,056,054    $ (36,990)
Mortgage and other asset-backed securities      2,560,175        (17,686)    550,728     (12,801)    3,110,903      (30,487)
Foreign corporate bonds                           641,928         (6,571)    373,312      (7,607)    1,015,240      (14,178)
U.S. Government and agencies obligations          159,904           (498)        533         (15)      160,437         (513)
State and municipal obligations                        --             --      62,454      (2,569)       62,454       (2,569)
Foreign government bonds and obligations            1,002            (33)      9,008        (519)       10,010         (552)
Structured investments                                 --             --     526,190     (33,230)      526,190      (33,230)
--------------------------------------------------------------------------------------------------------------------------------
   Total                                       $5,773,165       $(45,249) $2,168,123    $(73,270)   $7,941,288    $(118,519)
--------------------------------------------------------------------------------------------------------------------------------

In evaluating potential other-than-temporary impairments, IDS Life considers the extent to which amortized costs exceeds fair value and the duration of that difference. A key metric in performing this evaluation is the ratio of fair value to amortized cost. The following table summarizes the unrealized losses by ratio of fair value to amortized cost as of December 31, 2005:

(MILLIONS, EXCEPT
 NUMBER OF SECURITIES)       LESS THAN 12 MONTHS                 12 MONTHS OR MORE                           TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
                                               GROSS                                  GROSS                                GROSS
RATIO OF FAIR VALUE   NUMBER OF              UNREALIZED    NUMBER OF                UNREALIZED    NUMBER OF              UNREALIZED
TO AMORTIZED COST     SECURITIES  FAIR VALUE   LOSSES      SECURITIES   FAIR VALUE    LOSSES      SECURITIES  FAIR VALUE   LOSSES
-----------------------------------------------------------------------------------------------------------------------------------
95% - 100%               645       $13,200     $(223)          213        $3,971      $(141)          858       $17,171    $(364)
90% - 95%                 36           340       (22)           24           321        (22)           60           661      (44)
80% - 90%                  9            81       (12)            3             8         (1)           12            89      (13)
-----------------------------------------------------------------------------------------------------------------------------------
   Total                 690       $13,621     $(257)          240        $4,300      $(164)          930       $17,921    $(421)
-----------------------------------------------------------------------------------------------------------------------------------

IDS Life Insurance Company
------------------------------------------------------------------------------

A majority of the gross unrealized losses related to corporate debt securities and substantially all of the gross unrealized losses related to mortgage and other asset-backed securities are attributable to changes in interest rates. A portion of the gross unrealized losses particularly related to corporate debt securities is also attributed to credit spreads and specific issuer credit events. As noted in the table above, a significant portion of the unrealized loss relates to securities that have a fair value to amortized cost ratio of 95% or above resulting in an overall 98% ratio of fair value to amortized cost for all securities with an unrealized loss. From an overall perspective, the gross unrealized losses are not concentrated in any individual industries or with any individual securities. However, the securities with a fair value to amortized cost ratio of 80%-90% primarily relate to the auto and paper industries. The largest unrealized loss associated with an individual issuer, excluding GNMA, FNMA and FHLMC mortgage-backed securities, is $6 million. The securities related to this issuer have a fair value to amortized cost ratio of 80%-90% and have been in an unrealized loss position for less than 12 months.

IDS Life monitors the investments and metrics discussed previously on a quarterly basis to identify and evaluate investments that have indications of possible other-than-temporary impairment. See the Investments section of Note 1 for information regarding IDS Life's policy for determining when an investment's decline in value is other-than-temporary. As stated earlier, IDS Life's ongoing monitoring process has revealed that a significant portion of the gross unrealized losses on its Available-for-Sale securities are attributable to changes in interest rates. Additionally, IDS Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost and has, therefore, concluded that none are other-than-temporarily impaired at December 31, 2005.

The change in net unrealized securities gains (losses) recognized in accumulated other comprehensive income includes three components, net of tax: (i) unrealized gains (losses) that arose from changes in market value of securities that were held during the period (holding gains (losses)), (ii) gains (losses) that were previously unrealized, but have been recognized in current period net income due to sales and other-than-temporary impairments of Available-for-Sale securities (reclassification of realized (gains) losses) and (iii) other items primarily consisting of adjustments in asset and liability balances, such as DAC, DSIC and annuity liabilities to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective consolidated balance sheet dates.


The following table presents these components of other comprehensive income (loss), net of tax:

(THOUSANDS)                                                                                 2005         2004          2003
-----------------------------------------------------------------------------------------------------------------------------------
Holding (losses) gains, net of tax of $260,090, $22,633, and $44,705, respectively       $(483,023)    $ 42,034      $(83,106)
Reclassification of realized gains, net of tax of $18,381, $10,765, and $6,044,
 respectively                                                                              (34,137)     (19,993)      (11,225)
DAC, net of tax of $28,372, $3,179 and $1,958, respectively                                 52,690        5,905         3,636
DSIC, net of tax of $4,614, $3,538, and $0, respectively                                     8,568       (6,571)           --
Fixed annuity liabilities, net of tax of $2,878, $30,270, and $0, respectively              (5,345)     (56,216)           --
-----------------------------------------------------------------------------------------------------------------------------------
Net unrealized securities losses                                                         $(461,247)    $(34,841)     $(90,695)
-----------------------------------------------------------------------------------------------------------------------------------

The following is a distribution of Available-for-Sale securities by maturity as of December 31, 2005:

                                                                                         AMORTIZED      FAIR
(THOUSANDS)                                                                                 COST        VALUE
---------------------------------------------------------------------------------------------------------------------
Due within 1 year                                                                       $   525,818  $   529,579
Due after 1 through 5 years                                                               4,288,859    4,301,151
Due after 5 through 10 years                                                             11,063,792   11,020,647
Due after 10 years                                                                        1,131,115    1,207,613
---------------------------------------------------------------------------------------------------------------------
                                                                                         17,009,584   17,058,990
Mortgage and other asset-backed securities                                               10,804,984   10,691,731
Structured investments                                                                        2,453        2,453
Preferred and common stocks                                                                      13           21
---------------------------------------------------------------------------------------------------------------------
Total                                                                                   $27,817,034  $27,753,195
---------------------------------------------------------------------------------------------------------------------

The expected payments on mortgage and other asset-backed securities and structured investments may not coincide with their contractual maturities. As such, these securities, as well as preferred and common stocks, were not included in the maturities distribution.

The table below includes sales, maturities, and purchases of investments classified as Available-for-Sale for the years ended December 31:

(THOUSANDS)                                                                                 2005         2004          2003
---------------------------------------------------------------------------------------------------------------------------------
Sales                                                                                    $3,124,154   $1,603,285   $12,232,235
Maturities, sinking fund payments and calls                                              $2,241,829   $1,931,070   $ 4,152,088
Purchases                                                                                $5,780,183   $4,392,522   $20,527,995
---------------------------------------------------------------------------------------------------------------------------------

IDS Life Insurance Company
------------------------------------------------------------------------------

Included in net realized gains and losses were gross realized gains and losses on sales of securities, as well as other-than-temporary losses on investments, classified as Available-for-Sale, using the specific identification method, as noted in the following table for the years ended December 31:

(THOUSANDS)                                                                                  2005         2004         2003
---------------------------------------------------------------------------------------------------------------------------------
Gross realized gains from sales                                                            $107,800     $ 48,412    $ 255,348
Gross realized losses from sales                                                           $(38,602)    $(17,524)   $(135,465)
Other-than-temporary impairments                                                           $(19,380)    $   (131)   $(102,614)
---------------------------------------------------------------------------------------------------------------------------------

The $19.4 million of other-than-temporary impairments in 2005 primarily related to corporate debt securities within the auto industry which were downgraded in 2005 and subsequently deteriorated throughout the year in terms of their fair value to amortized cost ratio. The $102.6 million of other-than-temporary impairments in 2003 consisted of $54.4 million related to corporate debt securities, $40.9 million related to IDS Life's interests in a CDO securitization trust which was sold in 2005 as discussed below, and $7.3 million related to other securities. The other-than-temporary impairments related to corporate debt securities primarily resulted from continued operating difficulties and bankruptcies of certain large airline carriers and the related overall impact on the airline industry. The other-than-temporary impairments related to IDS Life's interests in the CDO securitization trust primarily resulted from defaults associated with a specific CDO within the securitization trust.

During the second quarter of 2005, IDS Life sold all of its retained interest in the CDO-related securitization trust and realized a net pretax gain of $24.9 million. The carrying value of this retained interest was $526.2 million at December 31, 2004, of which $389.9 million was considered investment grade.

At December 31, 2005 and 2004, bonds carried at $15.8 million were on deposit with various states as required by law.

MORTGAGE LOANS ON REAL ESTATE AND SYNDICATED LOANS, NET

The following is a summary of mortgage loans on real estate and syndicated loans at December 31:

(THOUSANDS)                                                                                 2005         2004
---------------------------------------------------------------------------------------------------------------------
Mortgage loans on real estate                                                            $2,883,709   $2,968,889
Less: allowance for loan losses                                                             (41,347)     (45,347)
---------------------------------------------------------------------------------------------------------------------
Net mortgage loans                                                                       $2,842,362   $2,923,542
---------------------------------------------------------------------------------------------------------------------

Syndicated loans                                                                          $ 130,869   $  139,295
Less: allowance for loan losses                                                              (3,500)      (3,500)
---------------------------------------------------------------------------------------------------------------------
Net syndicated loans                                                                      $ 127,369   $  135,795
---------------------------------------------------------------------------------------------------------------------

Mortgage loans are first mortgages on real estate. IDS Life holds the mortgage documents, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreements. Mortgage loan fundings are restricted by state insurance regulatory authorities to 80% or less of the market value of the real estate at the time of origination of the loan. Commitments to fund mortgages are made in the ordinary course of business. The estimated fair value of the mortgage commitments as of December 31, 2005 and 2004 was not material.

Syndicated loans, which are included as a component of other investments, represent loans in which a group of lenders provide funds to borrowers. There is usually one originating lender which retains a small percentage and syndicates the remainder.

At December 31, 2005 and 2004, IDS Life's recorded investment in impaired mortgage loans on real estate was $14.0 million and $11.3 million, respectively, with related allowances for mortgage loan losses of $4.0 million for both periods. During 2005 and 2004, the average recorded investment in impaired mortgage loans on real estate was $6.3 million and $8.3 million, respectively. IDS Life recognized nil, $0.6 million and $0.8 million of interest income related to impaired mortgage loans on real estate for the years ended December 31, 2005, 2004 and 2003, respectively.

The balances of and changes in the total allowance for mortgage loan losses as of and for the years ended December 31, are as follows:

(THOUSANDS)                                                                                   2005         2004         2003
---------------------------------------------------------------------------------------------------------------------------------
Balance, beginning of year                                                                  $45,347     $ 47,197      $44,312
Provision for mortgage loan losses                                                               --        9,500       11,687
Foreclosures, write-offs and loan sales                                                      (4,000)     (11,350)      (8,802)
---------------------------------------------------------------------------------------------------------------------------------
Balance, end of year                                                                        $41,347     $ 45,347      $47,197
---------------------------------------------------------------------------------------------------------------------------------

IDS Life Insurance Company
------------------------------------------------------------------------------

Concentration of credit risk of mortgage loans on real estate by region at December 31 were:

(THOUSANDS)                                                                         2005                        2004
---------------------------------------------------------------------------------------------------------------------------------
                                                                         ON BALANCE        FUNDING   ON BALANCE      FUNDING
REGION                                                                      SHEET        COMMITMENTS    SHEET      COMMITMENTS
---------------------------------------------------------------------------------------------------------------------------------
South Atlantic                                                           $  594,022       $ 10,900   $  588,764       $24,115
West North Central                                                          436,367          6,200      433,298        14,550
East North Central                                                          406,714             --      509,752         1,400
Pacific                                                                     364,448         26,750      332,764        13,700
Mountain                                                                    352,178          8,725      371,801        20,025
Middle Atlantic                                                             257,625         11,500      270,509         2,600
West South Central                                                          215,467         17,350      191,410            --
New England                                                                 164,047         20,550      198,297         6,515
East South Central                                                           92,841          4,850       72,294         9,625
---------------------------------------------------------------------------------------------------------------------------------
                                                                          2,883,709        106,825    2,968,889        92,530
Less: allowance for loan losses                                             (41,347)            --      (45,347)           --
---------------------------------------------------------------------------------------------------------------------------------
   Total                                                                 $2,842,362       $106,825   $2,923,542       $92,530
---------------------------------------------------------------------------------------------------------------------------------

Concentration of credit risk of mortgage loans on real estate by property type at December 31 were:

(THOUSANDS)                                                                         2005                        2004
---------------------------------------------------------------------------------------------------------------------------------
                                                                         ON BALANCE        FUNDING   ON BALANCE      FUNDING
PROPERTY TYPE                                                               SHEET        COMMITMENTS    SHEET      COMMITMENTS
---------------------------------------------------------------------------------------------------------------------------------
Office buildings                                                         $1,048,566       $ 36,000   $1,087,700       $ 5,840
Department/retail stores                                                    703,811         37,800      734,590        40,075
Apartments                                                                  454,024         10,500      505,632        24,875
Industrial buildings                                                        453,503         12,000      373,767        15,615
Hotels/motels                                                                92,335          5,900      109,408            --
Medical buildings                                                            46,851          2,700       46,960            --
Mixed use                                                                    39,318             --       62,424         4,200
Nursing/retirement homes                                                      4,898             --        9,875            --
Other                                                                        40,403          1,925       38,533         1,925
---------------------------------------------------------------------------------------------------------------------------------
                                                                          2,883,709        106,825    2,968,889        92,530
Less: allowance for loan losses                                             (41,347)            --      (45,347)           --
---------------------------------------------------------------------------------------------------------------------------------
   Total                                                                 $2,842,362       $106,825   $2,923,542       $92,530
---------------------------------------------------------------------------------------------------------------------------------

SOURCES OF INVESTMENT INCOME AND REALIZED GAINS (LOSSES) ON INVESTMENTS

Net investment income for the years ended December 31 is summarized as follows:

(THOUSANDS)                                                                 2005           2004         2003
-------------------------------------------------------------------------------------------------------------------
Income on fixed maturities                                               $1,448,882     $1,450,919   $1,423,560
Income on mortgage loans on real estate                                     196,840        221,022      247,001
Trading securities and other investments                                    163,814        138,468       63,983
-------------------------------------------------------------------------------------------------------------------
                                                                          1,809,536      1,810,409    1,734,544
Less: investment expenses                                                    18,212         32,963       29,359
-------------------------------------------------------------------------------------------------------------------
Total                                                                    $1,791,324     $1,777,446   $1,705,185
-------------------------------------------------------------------------------------------------------------------

Net realized gains (losses) on investments for the years ended December 31 is summarized as follows:

(THOUSANDS)                                                                   2005           2004        2003
-------------------------------------------------------------------------------------------------------------------
Fixed maturities                                                            $49,818        $30,757     $ 17,269
Mortgage loans on real estate                                                (1,627)        (3,048)     (10,865)
Trading securities and other investments                                        105           (417)      (1,959)
-------------------------------------------------------------------------------------------------------------------
Total                                                                       $48,296        $27,292     $  4,445
-------------------------------------------------------------------------------------------------------------------

IDS Life Insurance Company
------------------------------------------------------------------------------

3. VARIABLE INTEREST ENTITIES

The VIEs for which IDS Life was considered the primary beneficiary and which were consolidated beginning December 31, 2003, relate to SLTs which were partially owned by IDS Life and managed by an affiliate. The consolidated SLTs provided returns to investors primarily based on the performance of an underlying portfolio of high-yield loans which were managed by an affiliate. IDS Life liquidated its interest in all three SLTs. One SLT was liquidated in 2004, and the other two SLTs were liquidated in 2005, resulting in a non-cash $27.9 million cumulative net pretax charge and a $13.9 million pretax gain during the years ended December 31, 2004 and 2005, respectively. There is no remaining exposure related to these SLTs as of December 31, 2005.The following table presents the consolidated assets, essentially all of which were restricted, and other balances related to these entities at December 31:

(MILLIONS)                                                                     2004
---------------------------------------------------------------------------------------
Restricted cash                                                                $536
Derivative financial instruments(a)                                              43
---------------------------------------------------------------------------------------
Total assets                                                                   $579
Total liabilities                                                               117
---------------------------------------------------------------------------------------
Net assets                                                                     $462
---------------------------------------------------------------------------------------

(a) Represents the estimated fair market value of the total return swap derivatives related to the consolidated SLTs which had a notional amount of $1.8 billion as of December 31, 2004.

IDS Life has other significant variable interests for which it is not considered the primary beneficiary and, therefore, does not consolidate. These interests are represented by carrying values of $2.5 million of CDO residual tranches managed by an affiliate where IDS Life is not the primary beneficiary. IDS Life's maximum exposure to loss as a result of its investment in CDO residual tranches is represented by the carrying value.

4. DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENT COSTS

The balances of and changes in DAC as of and for the years ended
December 31, were:

(THOUSANDS)                                                                                2005         2004          2003
---------------------------------------------------------------------------------------------------------------------------------
Balance, beginning of year                                                              $3,637,956   $3,336,208    $3,077,994
Impact of SOP 03-1                                                                              --       19,600            --
Capitalization of acquisition costs                                                        632,743      533,842       516,928
Amortization, excluding impact of changes in assumptions                                  (382,882)    (340,578)     (266,108)
Amortization, impact of annual third quarter changes in DAC-related assumptions             67,000       23,700         1,800
Amortization, impact of other quarter changes in DAC-related assumptions(a)                     --       56,100            --
Impact of changes in net unrealized securities losses                                       81,062        9,084         5,594
---------------------------------------------------------------------------------------------------------------------------------
Balance, end of year                                                                    $4,035,879   $3,637,956    $3,336,208
---------------------------------------------------------------------------------------------------------------------------------

(a) Primarily relates to a $65.7 million reduction in DAC amortization expense to reflect the lengthening of the amortization periods for certain annuity and life insurance products impacted by IDS Life's adoption of SOP 03-1 on January 1, 2004, partially offset by a $9.6 million increase in amortization expense due to a LTC DAC valuation system conversion.

The balances of and changes in DSIC as of and for the years ended
December 31, were:

(THOUSANDS)                                                                                 2005         2004          2003
---------------------------------------------------------------------------------------------------------------------------------
Balance, beginning of year                                                                $302,997     $278,971      $231,100
Impact of SOP 03-1                                                                              --       (2,900)           --
Capitalization of sales inducements                                                         94,319       70,860        71,839
Amortization                                                                               (40,332)     (33,825)      (23,968)
Impact of changes in net unrealized securities losses (gains)                               13,182      (10,109)           --
---------------------------------------------------------------------------------------------------------------------------------
Balance, end of year                                                                      $370,166     $302,997      $278,971
---------------------------------------------------------------------------------------------------------------------------------

5. VARIABLE ANNUITY GUARANTEES

This note discusses variable annuity guarantees for which liabilities are established under SOP 03-1, specifically GMDB, GGU and GMIB. See
Note 10 for more information about guarantees for which liabilities are established under SFAS 133, specifically GMWB and GMAB.

The majority of the variable annuity contracts offered by IDS Life contain GMDB provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. IDS Life also offers GGU provisions on variable annuities with death benefit provisions and contracts containing GMIB provisions. If elected by the contract owner and after a stipulated waiting period from contract issuance, a GMIB guarantees a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. IDS Life has established additional liabilities for these variable annuity death benefits and GMIB provisions.

IDS Life Insurance Company
------------------------------------------------------------------------------

The variable annuity death benefit liability is determined each period by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated meaningful life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees). Similarly, the GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated meaningful life based on expected assessments.

The majority of the GMDB contracts provide for six year reset contract values. In determining the additional liabilities for variable annuity death benefits and GMIB, IDS Life projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency and investment margins and are consistent with those used for DAC asset valuation for the same contracts. As with DAC, management will review, and where appropriate, adjust its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management will review and update these assumptions annually in the third quarter of each year.

The following provides summary information related to variable annuity contracts for which IDS Life has established additional liabilities for death benefits and GMIB as of December 31:

---------------------------------------------------------------------------------------------------------------------------------
  VARIABLE ANNUITY GMDB, GMIB AND GGU BY BENEFIT TYPE
  (DOLLARS IN THOUSANDS)                                                                               2005          2004
---------------------------------------------------------------------------------------------------------------------------------
  Contracts with GMDB Providing for Return of Premium       Total Contract Value                    $ 9,106,907   $ 3,241,618
                                                            Contract Value in Separate Accounts     $ 7,409,865   $ 1,727,415
                                                            Net Amount at Risk*                     $    16,727   $   110,922
                                                            Weighted Average Attained Age                    60            62
---------------------------------------------------------------------------------------------------------------------------------
  Contracts with GMDB Providing for Six Year Reset          Total Contract Value                    $24,608,183   $27,453,193
                                                            Contract Value in Separate Accounts     $20,362,261   $22,787,083
                                                            Net Amount at Risk*                     $   762,724   $ 1,267,225
                                                            Weighted Average Attained Age                    61            60
---------------------------------------------------------------------------------------------------------------------------------
  Contracts with GMDB Providing for One Year Ratchet        Total Contract Value                    $ 5,129,201   $ 4,039,358
                                                            Contract Value in Separate Accounts     $ 4,210,758   $ 3,078,491
                                                            Net Amount at Risk*                     $    45,363   $    55,622
                                                            Weighted Average Attained Age                    61            61
---------------------------------------------------------------------------------------------------------------------------------
 Contracts with Other GMDB                                  Total Contract Value                    $   993,152   $   494,668
                                                            Contract Value in Separate Accounts     $   891,930   $   397,696
                                                            Net Amount at Risk*                     $    16,415   $    11,689
                                                            Weighted Average Attained Age                    59            66
---------------------------------------------------------------------------------------------------------------------------------
  Contracts with GGU Death Benefit                          Total Contract Value                    $   619,846   $   450,067
                                                            Contract Value in Separate Accounts     $   535,821   $   363,753
                                                            Net Amount at Risk*                     $    34,844   $    18,192
                                                            Weighted Average Attained Age                    61            64
---------------------------------------------------------------------------------------------------------------------------------
  Contracts with GMIB                                       Total Contract Value                    $   792,578   $   603,251
                                                            Contract Value in Separate Accounts     $   711,759   $   517,596
                                                            Net Amount at Risk*                     $    15,970   $    11,886
                                                            Weighted Average Attained Age                    60            59
---------------------------------------------------------------------------------------------------------------------------------
  * Represents current death benefit less total contract value for GMDB, amount of gross up for GGU and accumulated guaranteed minimum benefit base less total contract value for GMIB and assumes the actuarially remote scenario that all claims become payable on the same day.
---------------------------------------------------------------------------------------------------------------------------------
  ADDITIONAL LIABILITIES AND INCURRED BENEFITS                                                         GMDB & GGU       GMIB
---------------------------------------------------------------------------------------------------------------------------------
  For the year ended December 31, 2005                      Liability balance at January 1              $29,966        $2,989
                                                            Reported claims                             $12,203        $   --
                                                            Liability balance at December 31            $16,451        $3,528
                                                            Incurred claims (reported + change
                                                             in liability)                              $(1,312)       $  539
---------------------------------------------------------------------------------------------------------------------------------

The additional liabilities for guaranteed benefits established under SOP 03-1 are supported by general account assets. Changes in these liabilities are included in death and other benefits in the Consolidated Statements of Income.

Contract values in separate accounts were invested in various equity, bond and other funds as directed by the contractholder. No gains or losses were recognized on assets transferred to separate accounts for the periods presented.

IDS Life Insurance Company
------------------------------------------------------------------------------

6. INCOME TAXES

IDS Life qualifies as a life insurance company for federal income tax purposes. As such, IDS Life is subject to the Internal Revenue Code provisions applicable to life insurance companies.

Provisions (benefits) for income taxes were:

(THOUSANDS)                                                                               2005           2004          2003
---------------------------------------------------------------------------------------------------------------------------------
Federal income tax:
   Current                                                                              $ 55,766       $159,783      $ 91,862
   Deferred                                                                              122,264         70,574       (30,714)
---------------------------------------------------------------------------------------------------------------------------------
Total federal income taxes                                                               178,030        230,357        61,148
State income taxes-current                                                                 3,627         (4,180)        5,797
---------------------------------------------------------------------------------------------------------------------------------
Income tax provision before accounting change                                           $181,657       $226,177      $ 66,945
---------------------------------------------------------------------------------------------------------------------------------

The principal reasons that the aggregate income tax provision is different from that computed by using the U.S. statutory rate of 35% are as follows:

                                                                                            2005           2004          2003
---------------------------------------------------------------------------------------------------------------------------------
Tax at U.S. statutory rate                                                                  35.0%          35.0%         35.0%
Changes in taxes resulting from:
Tax-exempt interest and dividend income                                                     (9.7)          (3.1)        (10.6)
State income taxes, net of federal benefit                                                   0.4           (0.4)          0.7
Affordable housing credits                                                                    --             --         (12.8)
Taxes applicable to prior years                                                              3.2           (2.6)           --
Other, net                                                                                  (0.5)          (0.4)         (0.6)
---------------------------------------------------------------------------------------------------------------------------------
Income tax provision before accounting change                                               28.4%          28.5%         11.7%
=================================================================================================================================

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for U.S. GAAP reporting versus income tax return purposes. The significant components of IDS Life's deferred income tax assets and liabilities as of December 31, 2005 and 2004 are reflected in the following table:

(THOUSANDS)                                                                              2005           2004
------------------------------------------------------------------------------------------------------------------
Deferred income tax assets:
   Policy reserves                                                                    $1,101,836     $1,035,300
   Other investments                                                                      69,864        139,066
   Deferred taxes related to net securities and derivative unrealized losses              70,379             --
   Other                                                                                  61,896         55,556
------------------------------------------------------------------------------------------------------------------
Total deferred income tax assets                                                       1,303,975      1,229,922
------------------------------------------------------------------------------------------------------------------

Deferred income tax liabilities:
   Deferred policy acquisition costs                                                   1,154,402      1,116,235
   Deferred taxes related to net securities and derivative unrealized gains                   --        183,988
   Other                                                                                 158,672         70,901
------------------------------------------------------------------------------------------------------------------
Total deferred income tax liabilities                                                  1,313,074      1,371,124
------------------------------------------------------------------------------------------------------------------
Deferred income tax liabilities, net                                                  $    9,099     $  141,202
------------------------------------------------------------------------------------------------------------------

A portion of IDS Life's income earned prior to 1984 was not subject to current taxation but was accumulated, for tax purposes, in a "policyholders' surplus account." At December 31, 2005, IDS Life had a policyholders' surplus account balance of $1.1 million. The American Jobs Creation Act of 2004 which was enacted on October 22, 2004 provides a two-year suspension of the tax on policyholders' surplus account distributions. IDS Life has made distributions of $19 million, which will not be subject to tax under the two-year suspension. Previously the policyholders' surplus account was only taxable if dividends to shareholders exceeded the shareholders' surplus account and/or IDS Life is liquidated. Deferred income taxes of $0.4 million have not been established as distributions of the remaining policyholders' surplus account are contemplated in 2006.

IDS Life is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. Included in IDS Life's deferred tax assets is a significant deferred tax asset relating to capital losses realized for tax return purposes and capital losses that have been recognized for financial statement purposes but not yet for tax return purposes. Under current U.S. federal income tax law, capital losses generally must be used against capital gain income within five years of the year in which the capital losses are recognized for tax purposes. IDS Life has $231 million in capital loss carryforwards that expire December 31, 2009. The deferred tax benefit of these capital loss carryforwards is reflected in the other investments deferred tax assets, net of other related items. Based on analysis of IDS Life's tax position, management believes it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient

IDS Life Insurance Company
------------------------------------------------------------------------------

taxable income to enable IDS Life to utilize all of its deferred tax assets. Accordingly, no valuation allowance for deferred tax assets has been established as of December 31, 2005 and 2004.

As a result of the separation of Ameriprise Financial from American Express, IDS Life will be required to file a short period income tax return through September 30, 2005 which will be included as part of the American Express consolidated income tax return for the year ended December 31, 2005. Additionally, IDS Life and subsidiaries will not be able to file a consolidated U.S. federal income tax return with other members of the Ameriprise Financial affiliated group for five tax years following the Distribution. Therefore IDS Life will also be required to file a separate short period consolidated life insurance company income tax return for the period October 1, 2005 through December 31, 2005.

The items comprising other comprehensive income in the Consolidated Statements of Stockholder's Equity are presented net of the following income tax benefit amounts:

(THOUSANDS)                                                                               2005           2004          2003
---------------------------------------------------------------------------------------------------------------------------------
Net unrealized securities losses                                                        $248,363        $18,761       $48,791
Net unrealized derivative losses                                                           6,004         12,426         4,188
---------------------------------------------------------------------------------------------------------------------------------
Net income tax benefit                                                                  $254,367        $31,187       $52,979
---------------------------------------------------------------------------------------------------------------------------------

7. STATUTORY CAPITAL AND SURPLUS

Statutory capital and surplus available for distribution or dividends to Ameriprise Financial are limited to IDS Life Insurance Company's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. IDS Life Insurance Company's statutory unassigned surplus aggregated $925.1 million and $909.7 million as of December 31, 2005 and 2004, respectively. In addition, any dividend or distribution paid prior to December 24, 2006 (one year after IDS Life Insurance Company's most recent dividend payment) would require pre-notification to the Commissioner of Commerce of the State of Minnesota, who has the authority to disapprove and prevent payment thereof. From December 24, 2006 to December 31, 2006, dividends or distributions in excess of $327.5 million would be subject to this same pre-notification and potential disapproval.

Statutory net income for the years ended December 31 and capital and surplus as of December 31 are summarized as follows:

(THOUSANDS)                                                                               2005           2004          2003
---------------------------------------------------------------------------------------------------------------------------------
Statutory net income                                                                  $  341,235     $  379,950    $  432,063
Statutory capital and surplus                                                          2,942,153      2,276,724     2,804,593

IDS Life Insurance Company and its wholly-owned life insurance subsidiaries are subject to regulatory capital requirements. Actual capital, determined on a statutory basis, and regulatory capital requirements for each of the life insurance entities as of December 31, 2005 are as follows:

                                                                                                      REGULATORY
                                                                                                        CAPITAL
(THOUSANDS)                                                                        ACTUAL CAPITAL(a)  REQUIREMENT
-------------------------------------------------------------------------------------------------------------------
IDS Life Insurance Company                                                            $3,270,285       $750,975
American Enterprise Life Insurance Company                                               583,303        125,285
IDS Life Insurance Company of New York                                                   246,001         39,880
American Partners Life Insurance Company                                                  67,382         10,906
American Centurion Life Assurance Company                                                 61,748         12,654
-------------------------------------------------------------------------------------------------------------------

(a) Actual capital, as defined by the NAIC for purposes of meeting regulatory capital requirements, includes statutory capital and surplus, plus certain statutory valuation reserves.

8. RELATED PARTY TRANSACTIONS

IDS Life loans funds to Ameriprise Financial under a collateral loan agreement. There was no balance on the loan at December 31, 2005 and 2004. This loan can be increased to a maximum of $75 million and pays interest at a rate equal to the preceding month's effective new money rate for IDS Life's permanent investments.

In connection with Ameriprise Financial being named the investment manager for the proprietary mutual funds used as investment options by IDS Life's variable annuity and variable life insurance contract owners in the fourth quarter of 2003, Ameriprise Financial received management fees from these funds. IDS Life continues to provide all fund management services, other than investment management, and entered into an administrative services agreement with Ameriprise Financial to be compensated for the services IDS Life provides. For the years ended December 31, 2005, 2004 and 2003, IDS Life received $55.7 million, $81.5 million, and $14.1 million, respectively, under the agreement with Ameriprise Financial. In the fourth quarter of 2005, RiverSource Investments, LLC replaced Ameriprise Financial as the investment manager. As a result, IDS Life's administrative service fees were payable from RiverSource Investments, LLC rather than Ameriprise Financial during the fourth quarter of 2005. For the year ended December 31, 2005, IDS Life received $19.5 million under the agreement with RiverSource Investments, LLC.

IDS Life Insurance Company
------------------------------------------------------------------------------

IDS Life participates in the Ameriprise Financial Retirement Plan which covers all permanent employees age 21 and over who have met certain employment requirements. Company contributions to the plan are based on participants' age, years of service and total compensation for the year. Funding of retirement costs for this plan complies with the applicable minimum funding requirements specified by ERISA. IDS Life's share of the total net periodic pension cost was $0.9 million in 2005, $0.5 million in 2004, and $0.3 million in 2003.

IDS Life also participates in the defined contribution pension plans of Ameriprise Financial which cover all employees who have met certain employment requirements. Company contributions to the plans are a percent of either each employee's eligible compensation or basic contributions. Costs of these plans charged to operations in 2005, 2004 and 2003 were $3.2 million, $2.4 million, and $2.2 million, respectively.

IDS Life participates in the defined benefit health care plans of Ameriprise Financial that provide health care and life insurance benefits to retired employees and retired financial advisors. The plans include participant contributions and service related eligibility requirements. Upon retirement, such employees are considered to have been employees of Ameriprise Financial. Ameriprise Financial expenses these benefits and allocates the expenses to its subsidiaries. The cost of these plans charged to operations in 2005, 2004 and 2003 was $1.1 million, $0.5 million, and $2.1 million, respectively.

Charges by Ameriprise Financial for use of joint facilities, technology support, marketing services and other services aggregated $725.2 million, $600.6 million, and $549.2 million for 2005, 2004 and 2003, respectively. Certain of these costs are included in DAC. Expenses allocated to IDS Life may not be reflective of expenses that would have been incurred by IDS Life on a stand-alone basis.

In connection with the separation, IDS Life received a capital contribution of $650 million from Ameriprise Financial during the third quarter of 2005 to support its current financial strength ratings and to cover the allocated separation costs. During the fourth quarter of 2005, IDS Life approved and paid dividends to Ameriprise Financial of $380 million. During the second and fourth quarter of 2004, IDS Life approved and paid dividends to Ameriprise Financial of $430 million and $500 million, respectively. IDS Life expects to continue to maintain adequate capital to meet internal and external Risk-Based Capital requirements.

Included in other liabilities at December 31, 2005 and 2004 are $7.6 million and $30.1 million, respectively, payable to Ameriprise Financial for federal income taxes.

9. REINSURANCE

At December 31, 2005, 2004 and 2003, traditional life and universal life insurance in force aggregated $160.1 billion, $147.5 billion and $131.1 billion, respectively, of which $86.3 billion, $70.9 billion and $53.8 billion, was reinsured at the respective year ends. IDS Life also reinsures a portion of the risks assumed under LTC policies. Under all reinsurance agreements, premiums ceded to reinsurers amounted to $174.9 million, $159.6 million and $144.7 million and reinsurance recovered from reinsurers amounted to $105.6 million, $73.3 million and $60.3 million, for the years ended December 31, 2005, 2004 and 2003, respectively. Reinsurance contracts do not relieve IDS Life from its primary obligation to policyholders. Life insurance in force is reported on a statutory basis.

10. DERIVATIVE FINANCIAL INSTRUMENTS AND HEDGING ACTIVITIES

Derivative financial instruments enable the end users to manage exposure to credit and various market risks. The value of such instruments is derived from an underlying variable or multiple variables, including equity, and interest rate indices or prices. IDS Life enters into various derivative financial instruments as part of its ongoing risk management activities. IDS Life does not engage in any derivative instrument trading activities. Credit risk associated with IDS Life's derivatives is limited to the risk that a derivative counterparty will not perform in accordance with the terms of the contract. To mitigate such risk, counterparties are all required to be preapproved. Additionally, IDS Life may, from time to time, enter into master netting agreements wherever practical. The following summarizes IDS Life's use of derivative financial instruments.

IDS Life Insurance Company
------------------------------------------------------------------------------

Cash Flow Hedges

IDS Life uses interest rate products, primarily interest rate swaptions, to hedge the risk of increasing interest rates on forecasted fixed annuity sales. During 2005, 2004 and 2003, no amounts were reclassified into earnings from accumulated other comprehensive income. Additionally, IDS Life does not expect to reclassify any material amounts from accumulated other comprehensive income to earnings during the next twelve months. Currently, the longest period of time over which IDS Life is hedging exposure to the variability in future cash flows is 13 years and relates to forecasted fixed annuity sales. There were losses of $1.8 million for the year ended December 31, 2005 and no gains or losses for the years ended December 31, 2004 and 2003 on derivative transactions or portions thereof that were ineffective as hedges or excluded from the assessment of hedge effectiveness.

During 2005, 2004 and 2003, IDS Life recognized the following impacts in other comprehensive income related to its cash flow hedging activity, net of tax:

(THOUSANDS)                                                                               2005           2004          2003
---------------------------------------------------------------------------------------------------------------------------------
Holding losses, net of tax of $6,628, $11,901, and $3,663, respectively                 $(12,309)      $(22,102)      $(6,802)
Reclassification for realized losses (gains), net of tax of $624, $525, and $525,
 respectively                                                                              1,159           (975)         (975)
---------------------------------------------------------------------------------------------------------------------------------
Net unrealized derivative losses                                                        $(11,150)      $(23,077)      $(7,777)
---------------------------------------------------------------------------------------------------------------------------------

Derivatives Not Designated as Hedges

IDS Life has economic hedges that either do not qualify or are not designated for hedge accounting treatment.

Certain annuity products have returns tied to the performance of equity markets. As a result of fluctuations in equity markets, the amount of expenses incurred by IDS Life related to equity-indexed annuities will positively or negatively impact earnings. As a means of economically hedging its obligations under the provisions of these products, IDS Life writes and purchases index options and occasionally enters into futures contracts. Purchased options used in conjunction with these products are reported in other assets and written options are included in other liabilities.

Additionally, certain annuity products contain GMWB provisions, which guarantee the right to make limited partial withdrawals each contract year regardless of the volatility inherent in the underlying investments. The GMWB provision is considered an embedded derivative and is valued each period by estimating the present value of future benefits less applicable fees charged for the rider using actuarial models, which simulate various economic scenarios. IDS Life economically hedges the exposure related to the GMWB provision using various equity futures and structured derivatives.

As of December 31, 2005 and 2004, the fair value of the purchased derivatives used in conjunction with these products was $124.6 million and $27.8 million, respectively. As of December 31, 2005 and 2004, the fair value of the written options was $(0.8) million and $(0.9) million, respectively. Futures contracts are settled daily by exchanging cash with the counterparty and gains and losses are reported in earnings.

Embedded Derivatives

As noted above, certain annuity products have returns tied to the performance of equity markets. The equity component of the annuity product obligations are considered embedded derivatives. Additionally, certain annuities contain GMWB and GMAB provisions, which are also considered embedded derivatives. The changes in fair value of the equity indexed annuities are recognized in interest credited to account values and the changes in fair value of the GMWB and GMAB features are recognized in death and other benefits for investment contracts and universal life-type insurance. The fair value of the embedded derivatives for equity indexed annuities is recognized in future policy benefits for fixed annuities and the fair value of the embedded options for GMWB and GMAB is recognized in future policy benefits for variable annuity guarantees in the Consolidated Balance Sheets. The total fair value of these instruments, excluding the host contract, was $47.9 million and $34.6 million at December 31, 2005 and 2004, respectively.

IDS Life Insurance Company
------------------------------------------------------------------------------

11. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table discloses fair value information for financial instruments. Certain items, such as life insurance obligations, employee benefit obligations, investments accounted for under the equity method, DAC and DSIC are not reflected in the table as they are not required to be disclosed in such table by SFAS No. 107, "Disclosure about Fair Value of Financial Instruments." The fair values of financial instruments are estimates based upon market conditions and perceived risks at December 31, 2005 and 2004 and require management judgment to estimate such values. These figures may not be indicative of future fair values. Additionally, management believes the value of excluded assets and liabilities is significant. The fair value of IDS Life, therefore, cannot be estimated by aggregating the amounts presented herein. The following table discloses carrying value and fair value information for financial instruments at December 31:

                                                                                  2005                         2004
---------------------------------------------------------------------------------------------------------------------------------
                                                                         CARRYING       FAIR         CARRYING        FAIR
(THOUSANDS)                                                                VALUE        VALUE          VALUE         VALUE
---------------------------------------------------------------------------------------------------------------------------------
FINANCIAL ASSETS
Assets for which carrying values approximate fair values                $   233,589  $   233,589    $   667,248   $   667,248
Available-for-Sale securities                                            27,753,195   27,753,195     28,162,451    28,162,451
Mortgage loans on real estate, net                                        2,842,362    2,976,688      2,923,542     3,149,986
Policy loans                                                                605,212      605,212        588,574       588,574
Trading securities                                                           23,956       23,956        168,055       168,055
Other investments                                                           127,369      131,475        135,795       140,428
Separate account assets                                                  37,929,960   37,929,960     32,454,032    32,454,032
Derivative financial instruments                                            133,263      133,263         97,784        97,784

FINANCIAL LIABILITIES
Liabilities for which carrying values approximate fair values           $    25,000  $    25,000    $    47,000   $    47,000
Fixed annuity reserves                                                   24,637,806   23,840,988     25,522,643    24,733,010
Separate account liabilities                                             33,154,528   31,742,503     28,284,118    27,164,063
Derivative financial instruments                                              6,941        6,941          4,290         4,290
---------------------------------------------------------------------------------------------------------------------------------

As of December 31, 2005 and 2004, the carrying and fair values of off-balance sheet financial instruments are not material. See Note 2 for carrying and fair value information regarding Available-for-Sale securities and mortgage loans on real estate (net of allowance for loan losses). The following methods were used to estimate the fair values of financial assets and financial liabilities:

FINANCIAL ASSETS

Assets for which carrying values approximate fair values include cash and cash equivalents, restricted cash and certain other assets. The carrying value approximates fair value due to the short-term nature of these instruments.

Available-for-Sale securities are carried at fair value in the Consolidated Balance Sheets. Gains and losses are recognized in the results of operations upon disposition. In addition, impairment losses are recognized when management determines that a decline in value is other-than-temporary.

The fair value of mortgage loans on real estate, except those with significant credit deterioration, are estimated using discounted cash flow analysis, based on current interest rates for loans with similar terms to borrowers of similar credit quality. For loans with significant credit deterioration, fair values are based on estimates of future cash flows discounted at rates commensurate with the risk inherent in the revised cash flow projections, or for collateral dependent loans, on collateral values.

The fair value of policy loans approximates carrying value.

Trading securities are carried at fair value in the Consolidated Balance Sheets with changes in fair value recognized in current period earnings.

Other investments include IDS Life's interest in syndicated loans, which are carried at amortized cost less allowance for losses in the Consolidated Balance Sheets. Fair values are based on quoted market prices.

Separate account assets are carried at fair value in the Consolidated Balance Sheets.

Derivative financial instruments are carried at fair value within other assets or other liabilities. The fair value of the derivative financial instruments are determined using either market quotes or valuation models that are based upon the net present value of estimated future cash flows and incorporate current market data inputs.

IDS Life Insurance Company
------------------------------------------------------------------------------

FINANCIAL LIABILITIES

Liabilities for which carrying values approximate fair values include certain other liabilities. The carrying value approximates fair value due to the short-term nature of these instruments.

Fair values of fixed annuities in deferral status are estimated as the accumulated value less applicable surrender charges. For annuities in payout status, fair value is estimated using discounted cash flows based on current interest rates. The fair value of these reserves excludes life insurance related elements of $1.5 billion as of both December 31, 2005 and 2004. If the fair value of the fixed annuities were realized, the surrender charges received would be offset by the write off of the DAC and DSIC associated with the fixed annuities of $496.4 million and $534.4 million as of December 31, 2005 and 2004, respectively.

Fair values of separate account liabilities, excluding life insurance-related elements of $4.8 billion and $4.2 billion at December 31, 2005 and 2004, respectively, are estimated as the accumulated value less applicable surrender charges. If the fair value of the separate account liabilities were realized, the surrender charges received would be offset by the write off of the DAC and DSIC associated with separate account liabilities of $2.0 billion and $1.7 billion as of December 31, 2005 and 2004, respectively.

12. COMMITMENTS AND CONTINGENCIES

At December 31, 2005 and 2004, IDS Life had no commitments to purchase investments other than mortgage loan fundings (see Note 2).

The Securities and Exchange Commission, the National Association of Securities Dealers and several state authorities have brought proceedings challenging several mutual fund and variable product financial practices, generally including suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements. IDS Life has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

IDS Life is involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. IDS Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

The IRS routinely examines IDS Life's federal income tax returns and recently completed its audit of IDS Life for the 1993 through 1996 tax years. The IRS is currently conducting an audit of IDS Life for the 1997 through 2002 tax years. Management does not believe there will be a material adverse effect on IDS Life's consolidated financial condition or results of operations as a result of these audits.

                                                                 S-6325 D (5/06)

PART C.

Item 24. Financial Statements and Exhibits

(a)  Financial statements included in Part B of this Registration Statement:

     The audited financial statements of the IDS Life Variable Account 10

     RiverSource Retirement Advisor Variable Annuity(SM)
     RiverSource Retirement Advisor Variable Annuity(SM) - Band 3
     RiverSource Retirement Advisor Advantage(SM) Variable Annuity RiverSource Retirement Advisor Select(SM) Variable Annuity
     RiverSource Retirement Advisor Advantage(SM) Variable Annuity - Band 3 RiverSource Retirement Advisor Advantage Plus(SM) Variable Annuity RiverSource Retirement Advisor Select Plus(SM) Variable Annuity including:

     Report of Independent Registered Public Accounting Firm dated March 31,
     2006.
     Statements of Assets and Liabilities for the year ended Dec. 31, 2005. Statements of Operations for the year ended Dec. 31, 2005.
     Statements of Changes in Net Assets for the years ended Dec. 31, 2005 and 2004.
     Notes to Financial Statements.

     The audited financial statements of the IDS Life Insurance Company including:

     Report of Independent Registered Public Accounting Firm dated Feb. 27,
     2006.
     Consolidated Balance Sheets as of Dec. 31, 2005 and 2004.
     Consolidated Statements of Income for the years ended Dec. 31, 2005,
     2004 and 2003.
     Consolidated Statements of Cash Flows for the years ended Dec. 31, 2005, 2004 and 2003.
     Consolidated Statements of Stockholder's Equity for the three years ended Dec. 31, 2005, 2004 and 2003.
     Notes to Consolidated Financial Statements.

(b)  Exhibits:

1.1 Resolution of the Board of Directors of IDS Life Insurance Company establishing the IDS Life Variable Account 10 dated August 23, 1995, filed electronically as Exhibit 1 to Registrant's Initial Registration Statement No. 33-62407 is incorporated herein by reference.

1.2 Resolution of the Board of Directors of IDS Life Insurance Company establishing 105 additional subaccounts within the separate account, filed electronically as Exhibit 1.2 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-79311 filed on or about Aug. 10, 1999, is incorporated herein by reference.

1.3 Resolution of the Board of Directors of IDS life Insurance Company establishing 25 additional subaccounts within the separate account, filed electronically as Exhibit 1.3 to Registrant's Post-Effective Amendment No. 2 to Registration Statement No. 333-79311, is incorporated herein by reference.

1.4 Resolution of the Board of Directors of IDS Life Insurance Company establishing 12 additional subaccounts within the separate account, filed electronically as Exhibit 1.3 to Registrant's Post-Effective Amendment No. 3 to Registration Statement No. 333-79311, is incorporated herein by reference.

1.5 Resolution of the Board of Directors of IDS Life Insurance Company establishing 69 additional subaccounts within the separate account, filed electronically as Exhibit 1.5 to Registrant's Post-Effective Amendment No. 6 to Registration Statement No. 333-79311, is incorporated herein by reference.

1.6 Resolution of the Board of Directors of IDS Life Insurance Company establishing 112 additional subaccounts within the separate account, dated Feb. 11, 2002, filed electronically as Exhibit 1.6 to Registrant's Post-Effective Amendment No. 8 to Registration Statement No. 333-79311, is incorporated herein by reference.

1.7 Resolution of the Board of Directors of IDS Life Insurance Company establishing 3 additional subaccounts within the separate account, dated Feb. 28, 2002, filed electronically as Exhibit 1.7 to Registrant's Post-Effective Amendment No. 10 to Registration Statement No. 333-79311, is incorporated herein by reference.

1.8 Resolution of the Board of Directors of IDS Life Insurance Company establishing 8 additional subaccounts within the separate account, dated January 6, 2004, filed electronically as Exhibit 1.8 to Registrant's Post-Effective Amendment No. 21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.

1.9 Resolution of the Board of Directors of IDS Life Insurance Company establishing 6 additional subaccounts within the separate account, dated August 12, 2004 filed electronically as Exhibit 1.9 to Post-Effective Amendment No. 32 to Registration Statement No. 333-79311 is incorporated by reference.

1.10 Resolution of the Board of Directors of IDS Life Insurance Company establishing an additional subaccount within the separate account, dated April 27, 2005 filed electronically as Exhibit 1.10 to Post-Effective Amendment No. 32 to Registration Statement No. 333-79311 is incorporated by reference.

1.11 Resolution of the Board of Directors establishing 18 additional subaccounts within the separate accounts dated April 12, 2006 is filed electronically herewith.

2.       Not applicable.

3.       Not applicable.

4.1 Form of Deferred Annuity Contract for non-qualified contracts (form 31043) filed electronically as Exhibit 4.1 to Registrant's Initial Registration Statement No. 333-79311, filed on or about May 26, 1999, is incorporated herein by reference.

4.2 Form of Deferred Annuity Contract for tax qualified contracts (form 31044) filed electronically as Exhibit 4.2 to Registrant's Initial Registration Statement No. 333-79311, filed on or about May 26, 1999, is incorporated herein by reference.

4.3 Form of Deferred Annuity Contract for IRA contracts (form 31045-IRA) filed electronically as Exhibit 4.3 to Registrant's Initial Registration Statement No. 333-79311, filed on or about May 26, 1999, is incorporated herein by reference.

4.4 Form of Deferred Annuity Contract for non-qualified contracts (form 31046) filed electronically as Exhibit 4.4 to Registrant's Initial Registration Statement No. 333-79311, filed on or about May 26, 1999, is incorporated herein by reference.

4.5 Form of Deferred Annuity Contract for tax qualified contracts (form 31047) filed electronically as Exhibit 4.5 to Registrant's Initial Registration Statement No. 333-79311, filed on or about May 26, 1999, is incorporated herein by reference.

4.6 Form of Deferred Annuity Contract for IRA contracts (form 31048-IRA) filed electronically as Exhibit 4.6 to Registrant's Initial Registration Statement No. 333-79311, filed on or about May 26, 1999, is incorporated herein by reference.

4.7      Form of TSA Endorsement (form 31049), filed electronically as Exhibit
         4.7 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-79311 filed on or about Aug. 10, 1999 is incorporated herein by reference.

4.8 Form of Maximum Anniversary Value Death Benefit Rider, filed electronically as Exhibit 4.8 to Post-Effective Amendment No. 4 to Registration Statement No. 333-79311, is incorporated herein by reference.

4.9      Form of Enhanced Earnings Death Benefit Rider, filed electronically as
         Exhibit 4.9 to Post-Effective Amendment No. 4 to Registration Statement No. 333-79311, is incorporated herein by reference.

4.10 Form of Enhanced Earnings Plus Death Benefit Rider, filed electronically as Exhibit 4.10 to Post-Effective Amendment No. 4 to Registration Statement No. 333-79311, is incorporated herein by reference.

4.11 Form of Traditional IRA or SEP-IRA Annuity Endorsement (form 131061) filed electronically as Exhibit 4.11 to Post-Effective Amendment No. 14 to Registration Statement No. 333-79311, is incorporated herein by reference.

4.12 Form of Roth IRA Annuity Endorsement (form 131062) filed electronically as Exhibit 4.12 to Post-Effective Amendment No. 14 to Registration Statement No. 333-79311, is incorporated herein by reference.

4.13 Form of SIMPLE IRA Annuity Endorsement (form 131063) filed electronically as Exhibit 4.13 to Post-Effective Amendment No. 14 to Registration Statement No. 333-79311, is incorporated herein by reference.

4.14 Form of Deferred Annuity Contract for non-qualified contracts (form 131041) filed electronically as Exhibit 4.14 to Post-Effective Amendment No. 14 to Registration Statement No. 333-79311, is incorporated herein by reference.

4.15 Form of Deferred Annuity Contract for Retirement Advisor Advantage Plus (form 1043 A) filed electronically as Exhibit 4.15 to Post-Effective Amendment No. 21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.

4.16 Form of Deferred Annuity Contract for Retirement Advisor Select Plus (form 131041 A) filed electronically as Exhibit 4.16 to Post-Effective Amendment No. 21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.

4.17 Form of Deferred Annuity Contract for RiverSource Retirement Advisor 4 Advantage Variable Annuity (form 131101), to be filed by Amendment.

4.18 Form of Deferred Annuity Contract for RiverSource Retirement Advisor 4 Select Variable Annuity (form 131102), to be filed by Amendment.

4.19 Form of Deferred Annuity Contract for RiverSource Retirement Advisor Access Variable Annuity (form 131103), to be filed by Amendment.

4.20     Form of TSA Endorsement (form 131068), filed electronically as Exhibit
         4.17 to Post-Effective Amendment No. 21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.

4.21 Form of Return of Purchase Payments Rider (form 131072), filed electronically as Exhibit 4.18 to Post-Effective Amendment No. 21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.

4.22 Form of Maximum Anniversary Value Death Benefit Rider (form 131031), filed electronically as Exhibit 4.19 to Post-Effective Amendment No. 21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.

4.23 Form of 5-Year Maximum Anniversary Value Death Benefit Rider (form 131071), filed electronically as Exhibit 4.20 to Post-Effective Amendment No. 21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.

4.24 Form of Enhanced Earnings Death Benefit Rider (form 131032 A), filed electronically as Exhibit 4.21 to Post-Effective Amendment No.21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.

4.25 Form of Enhanced Earnings Plus Death Benefit Rider (form 131033 A), filed electronically as Exhibit 4.22 to Post-Effective Amendment No. 21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.

4.26 Form of 401 (a) Annuity Endorsement (form 131069), filed electronically as Exhibit 4.23 to Post-Effective Amendment No. 21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.

4.27     Form of Guarantee Period Accounts Rider filed electronically as Exhibit
         4.24 to Post-Effective Amendment No. 25 to Registration Statement No. 333-79311, filed on or about June 2, 2004, is incorporated by reference.

4.28 Form of Guaranteed Minimum Withdrawal Benefit Rider (form 131034) filed electronically as Exhibit 4.25 to Post-Effective Amendment No. 29 to Registration Statement No. 333-79311, filed on or about Oct. 21, 2004, is incorporated by reference.

4.29 Form of Guaranteed Minimum Accumulation Benefit Rider (GMAB) (form 131035) is filed electronically herewith.

4.30 Form of Portfolio Navigator Model Portfolio Rider (form 131070C) is filed electronically herewith.

4.31 Form of Guaranteed Minimum Lifetime Withdrawal Benefit Rider (Withdrawal Benefit for Life), will be filed by Amendment.

5. Form of Variable Annuity Application (form 31063), filed electronically as Exhibit 5 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-79311 filed on or about Aug. 10, 1999 is incorporated herein by reference.

6.1 Certificate of Incorporation of IDS Life dated July 24, 1957, filed electronically as Exhibit 6.1 to Registrant's Initial Registration Statement No. 33-62407 is incorporated herein by reference.

6.2 Amended By-Laws of IDS Life filed electronically as Exhibit 6.2 to Registrant's Initial Registration Statement No. 33-62407 is incorporated herein by reference.

6.3 Copy of Amended and Restated By-Laws of IDS Life Insurance Company, filed electronically as Exhibit 6.2 to Post-Effective Amendment No. 13 to Registration Statement No. 33-47302, is incorporated herein by reference.

7.       Not applicable.

8.1(a) Copy of Participation Agreement between IDS Life Insurance Company and AIM Variable Insurance Funds, Inc. and AIM Distributors, Inc., dated March 4,1996, filed electronically as Exhibit 8.4 to Post-Effective Amendment No. 2 to Registration Statement No. 33-62407 is incorporated herein by reference.

8.1(b) Copy of Participation Agreement By and Among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., and IDS Life Insurance Company, on Behalf of Itself and Its Separate Accounts, dated Oct. 7, 1996, filed electronically as Exhibit 8.1(b) to Post-Effective Amendment No. 3 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.2 Copy of Participation Agreement by and among IDS Life Insurance Company, American Express Financial Advisors Inc., Alliance Capital Management L.P. and Alliance Fund Distributors dated March 1, 2000 filed electronically as Exhibit 8.2 to Post-Effective Amendment No. 14 to Registration Statement No. 333-79311, is incorporated herein by reference.

8.3 Copy of Participation Agreement By and Among Calvert Variable Series, Inc. and Calvert Asset Management Co. and Calvert Distributors Inc. and IDS Life Insurance Company, dated April 14, 2000, filed as Exhibit 8.7 to Post-Effective Amendment No. 3 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.4 Copy of Participation Agreement between IDS Life Insurance Company and Warburg Pincus Trust and Warburg Pincus Counselors, Inc. and Counselors Securities Inc., dated March 1, 1996, filed electronically as Exhibit
         8.3 to Post-Effective Amendment No. 2 to Registration statement No. 33-62407 is incorporated herein by reference.

8.5 Copy of Participation Agreement by and between Evergreen Variable Annuity Trust and IDS Life Insurance Company, dated August 13, 2001 filed electronically as Exhibit 8.5(a) to Post-Effective Amendment No. 10 to Registration Statement No. 333-79311, is incorporated herein by reference.

8.6 Copy of Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and IDS Life Insurance Company, dated Sept. 1, 1999, filed electronically as Exhibit 8.8(a) to Post-Effective Amendment No. 3 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.7 Copy of Amended and Restated Participation Agreement by and between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., American Centurion Life Assurance Company, American Enterprise Life Insurance Company, IDS Life Insurance Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.), dated August 1, 2005 is filed electronically herewith.

8.8 Copy of Participation Agreement By and Between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co. and IDS Life Insurance Company, dated September 1, 1999, filed electronically as Exhibit 8.3 to Post-Effective Amendment No. 3 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.9 Copy of Participation Agreement between IDS Life Insurance Company and INVESCO Variable Investment Funds, Inc, and INVESCO Distributors, Inc., dated August 13, 2001 filed electronically as Exhibit 8.9 to Post-Effective Amendment No. 10 to Registration Statement No. 333-79311, is incorporated herein by reference.

8.10 Copy of Participation Agreement Between Janus Aspen Series and IDS Life Insurance Company, dated April 21, 2000, filed electronically as
         Exhibit 8.10 to Post-Effective Amendment No. 3 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.11 Copy of Participation Agreement by and among IDS Life Insurance Company, Lazard Asset Management and Lazard Retirement Series, Inc., dated September 1, 1999, filed as Exhibit 8.11 to Post-Effective Amendment No. 3 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.12 Copy of Participation Agreement Among MFS Variable Insurance Trust, IDS Life Insurance Company and Massachusetts Financial Services Company, dated March 1, 2000, filed as Exhibit 8.12 to Post-Effective Amendment No. 3 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.13 Copy of Participation Agreement among Pioneer Variable Contracts Trust, IDS Life Insurance Company, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. dated August 13, 2001 filed electronically as Exhibit 8.13(a) to Post-Effective Amendment No. 10 to Registration Statement No. 333-79311, is incorporated herein by reference.

8.14 Copy of Participation Agreement by and among IDS Life Insurance Company and Putnam Capital Manager Trust and Putnam Mutual Funds Corp., dated March 1, 1996, filed electronically as Exhibit 8.1 to Post-Effective Amendment No. 2 to Registration Statement No. 33-62407 is incorporated herein by reference.

8.15 Copy of Participation Agreement by and among Royce Capital Fund and Royce & Associates, Inc. and IDS Life Insurance Company, dated September 1, 1999, filed as Exhibit 8.5 to Post-Effective Amendment No. 3 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.16 Copy of Participation Agreement by and among IDS Life Insurance Company and Strong Opportunity Fund II, Inc. and Strong Investor Services, Inc. and Strong Investments, Inc. dated August 13, 2001 filed electronically as Exhibit 8.16 to Post-Effective Amendment No. 10 to Registration Statement No. 333-79311, is incorporated herein by reference.

8.17 Copy of Participation Agreement between IDS Life Insurance Company and TCI Portfolios, Inc., dated April 24, 1996, filed electronically as
         Exhibit 8.5 to Post-Effective Amendment No. 2 to Registration Statement No. 33-62407 is incorporated herein by reference.

8.18 Copy of Participation Agreement by and among Wanger Advisors Trust and Liberty Wanger Asset Management, L.P. and IDS Life Insurance Company dated August 30, 1999 filed electronically as Exhibit 8.17 to Post-Effective Amendment No. 10 to Registration Statement No. 333-79311, is incorporated herein by reference.

8.19 Copy of Participation Agreement by and among Wells Fargo Variable Trust and IDS Life Insurance Company and Stephens Inc. dated May 1, 2000 filed electronically as Exhibit 8.18(a) to Post-Effective Amendment No. 10 to Registration Statement No. 333-79311, is incorporated herein by reference.

8.20 Copy of Participation Agreement by and among Liberty Variable Investment Trust, Columbia Funds Distributor, Inc. and IDS Life Insurance Company, dated Feb. 2, 2004 filed electronically as Exhibit
         8.20 to Post-Effective Amendment No. 24 to Registration Statement No. 333-79311, is incorporated by reference.

8.21 Copy of Participation Agreement by and among Oppenheimer Variable Account Funds, Oppenheimer Funds, Inc. and IDS Life Insurance Company, dated Jan. 12, 2004 filed electronically as Exhibit 8.21 to Post-Effective Amendment No. 24 to Registration Statement No. 333-79311, is incorporated by reference.

8.22 Copy of Fund Participation Agreement by and between Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc. and IDS Life Insurance Company, dated March 2, 2006 is filed electronically herewith.

8.23 Form of Participation Agreement among IDS Life Insurance Company, PIMCO Variable Insurance Trust, and Allianz Global Investors Distributors LLC, dated March 1, 2006 is filed electronically herewith.

9. Opinion of counsel and consent to its use as the legality of the securities being registered is filed electronically herewith.

10.1 Consent of Independent Registered Public Accounting Firm for RiverSource Retirement Advisory Variable Annuity(SM) is filed electronically herewith.

10.2 Consent of Independent Registered Public Accounting Firm for RiverSource Retirement Advisory Variable Annuity(SM) - Band 3 is filed electronically herewith.

10.3 Consent of Independent Registered Public Accounting Firm for RiverSource Retirement Advisor Advantage(SM) Variable
         Annuity/RiverSource Retirement Advisor Select(SM) Variable Annuity is filed electronically herewith.

10.4 Consent of Independent Registered Public Accounting Firm for RiverSource Express Retirement Advisory Advantage(SM) Variable Annuity
         - Band 3 is filed electronically herewith.

10.5 Consent of Independent Registered Public Accounting Firm for RiverSource Retirement Advisor Advantage Plus(SM) Variable Annuity/RiverSource Retirement Advisor Select Plus(SM) Variable Annuity is filed electronically herewith.

11.      None

12.      Not applicable.

13.1 Power of Attorney to sign Amendment to this Registration Statement, dated April 13, 2005 filed electronically as Exhibit 13.1 to Post-Effective Amendment No. 32 to Registration Statement No. 333-79311 is incorporated by reference.

13.2 Power of Attorney to sign Amendment to this Registration Statement, dated July 7, 2004 filed electronically as Exhibit 15.2 to Post-Effective Amendment No. 27 to Registration Statement No. 333-79311, is incorporated by reference.

13.3 Power of Attorney to sign Amendment to this Registration Statement, dated Dec. 5, 2005 is filed electronically herewith.

14.      Not applicable.

Item 25. Directors and Officers of the Depositor (IDS Life Insurance Company)
         --------------------------------------------------------------------

Name                    Principal Business Address*    Position and Offices with Depositor
------------------------------------------------------ ----------------------------------------
Neysa M. Alecu                                         Anti-Money Laundering Officer

Gumer C. Alvero                                        Director and Executive Vice President
                                                       - Annuities

Timothy V. Bechtold                                    Director and President

Arthur H. Berman                                       Director

Walter S. Berman                                       Vice President and Treasurer

Richard N. Bush                                        Senior Vice President - Corporate Tax

Michelle M. Keeley                                     Vice President - Investments

Eric L. Marhoun                                        General Counsel

Brian J. McGrane                                       Director, Executive Vice President
                                                       and Chief Financial Officer

Thomas W. Murphy                                       Vice President - Investments

Benji Orr                                              Deputy Anti-Money Laundering Officer

Kevin E. Palmer                                        Director, Vice President and Chief Actuary

Scott R. Plummer                                       38a-1 Chief Compliance Officer

Julie A. Ruether                                       Chief Compliance Officer and Assistant Secretary

Mark E. Schwarzmann                                    Director, Chairman of the Board
                                                       and Chief Executive Officer

Heather M. Somers                                      Assistant General Counsel and Assistant Secretary

Bridget M. Sperl                                       Executive Vice President - Client
                                                       Service

David K. Stewart                                       Vice President and Controller

* Unless otherwise noted, the business address is 70100 Amerprise Financial Center,
  Minneapolis, MN 55474.

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant (Continued)

The following list includes the names of major subsidiaries of Ameriprise Financial, Inc.

                                                                                        Jurisdiction of
Name of Subsidiary                                                                      Incorporation

Ameriprise Financial Services Inc.                                                        Delaware
            American Express Financial Advisors Japan Inc.                                Delaware
            American Express Management Company S.A.                                      Luxembourg
Ameriprise Trust Company                                                                  Minnesota
IDS Life Insurance Company                                                                Minnesota
            IDS REO 1, LLC                                                                Minnesota
            IDS REO 2, LLC                                                                Minnesota
            American Partners Life Insurance Company                                      Arizona
            IDS Life Insurance Company of New York                                        New York
            American Enterprise Life Insurance Company                                    Indiana
                       American Enterprise REO 1, LLC                                     Minnesota
            American Centurion Life Assurance Company                                     New York
            RiverSource Tax Advantaged Investments, Inc.                                  Delaware
                       AEXP Affordable Housing Portfolio LLC                              Delaware
Ameriprise Certificate Company                                                            Delaware
            Investors Syndicate Development Corp.                                         Nevada
            American Express International Deposit Company                                Cayman Islands
American Express Insurance Agency of Alabama Inc.                                         Alabama
American Express Insurance Agency of Arizona Inc.                                         Arizona
American Express Insurance Agency of Idaho Inc.                                           Idaho
American Express Insurance Agency of Indiana Inc.                                         Indiana
American Express Insurance Agency of Massachusetts Inc.                                   Massachusetts
American Express Insurance Agency of New Mexico Inc.                                      New Mexico
American Express Insurance Agency of Texas Inc.                                           Texas
IDS Insurance Agency of Utah Inc.                                                         Utah
American Express Insurance Agency of Wyoming Inc.                                         Wyoming
American Express Insurance Agency of Maryland Inc.                                        Maryland
American Express Insurance Agency of Oklahoma Inc.                                        Oklahoma
American Express Insurance Agency of Nevada Inc.                                          Nevada
RiverSource Investments LLC                                                               Minnesota
            Advisory Capital Strategies Group Inc.                                        Minnesota
            American Express Asset Management International (Japan) Inc.                  Japan
                       Advisory Capital Partners LLC                                      Delaware
                       Advisory Select LLC                                                Delaware
                       Boston Equity General Partner LLC                                  Delaware
                       Advisory Quantitative Equity (General Partner) LLC                 Delaware
                       Advisory Credit Opportunities GP LLC                               Delaware
                       Advisory European (General Partner) Inc.                           Cayman Islands
                       Advisory Convertible Arbitrage LLC                                 Delaware
            Kenwood Capital Management LLC (51.1% owned)                                  Delaware
            IDS Capital Holdings Inc.                                                     Minnesota
American Express Asset Management International Inc.                                      Delaware
American Express Asset Management Ltd.                                                    England
IDS Management Corporation                                                                Minnesota
            IDS Partnership Services Corporation                                          Minnesota
            IDS Cable Corporation                                                         Minnesota
            IDS Futures Corporation                                                       Minnesota
            IDS Realty Corporation                                                        Minnesota
            IDS Cable II Corporation                                                      Minnesota

IDS Property Casualty Insurance Company                                                   Wisconsin
            Amex Assurance Company                                                        Illinois
            Ameriprise Auto & Home Insurance Agency, Inc.                                 Wisconsin
American Enterprise Investment Services Inc.                                              Minnesota
American Express Property Casualty Insurance Agency of Kentucky Inc.                      Kentucky
RiverSource Service Corporation                                                           Minnesota
American Express Property Casualty Insurance Agency of Maryland Inc.                      Maryland
American Express Property Casualty Insurance Agency of Mississippi Inc.                   Mississippi
American Express Property Casualty Insurance Agency of Pennsylvania Inc.                  Pennsylvania
AEFA (Jersey) Limited                                                                     Jersey, Channel Islands
Channel Islands
Securities America Financial Corporation                                                  Nebraska
            Realty Assets, Inc.                                                           Nebraska
            Securities America Advisors, Inc.                                             Nebraska
            Securities America, Inc.                                                      Nebraska
American Express Asset Management (Australia) Limited                                     Australia
Threadneedle Asset Management Holdings Ltd.                                               England
            Threadneedle Investments (Channel Islands) Ltd.                               Jersey, Channel Islands
Channel Islands
            Threadneedle Asset Management Ltd.                                            England
            Threadneedle Portfolio Services Ltd.                                          England
            Threadneedle Postfolio Managers Ltd.                                          England
            Threadneedle Investment Services Ltd.                                         England
            Threadneedle Asset Management (Nominees) Ltd.                                 England
            Threadneedle Investment Services GMbH                                         Germany
            Threadneedle Investment Advisors Ltd.                                         England
            Threadneedle International Fund Management Ltd.                               England
            MM Asset Management Ltd.                                                      England
            Eagle Star ISA Manager Ltd.                                                   England
            Eagle Star Unit Managers Ltd.                                                 England
            ADT Nominees Ltd.                                                             England
            Threadneedle International Ltd.                                               England
            Threadneedle Management Services Ltd.                                         England
                       Threadneedle Rural Property Services Ltd.                          England
                       Threadneedle Property Services Ltd.                                England
            Threadneedle Pensions Ltd.                                                    England
            Threadneedle Property GP Holdings Ltd.                                        England
            Threadneedle Property Investments Ltd.                                        England
                       Sackville TCI Property (GP) Ltd.                                   England
                       Sackville TCI Property Nominee (1) Ltd.                            England
                       Sackville TCI Property Nominee (2) Ltd.                            England
                       Sackville Property (GP) Ltd.                                       England
                       Sackville Tandem Property (GP) Ltd.                                England
                                  Sackville Tandem Property Nominee Ltd.                  England
                       Sackville TPEN Property (GP) Ltd.                                  England
                                  Sackville TPEN Property Nominee Ltd.                    England
                                  Sackville TPEN Property Nominee (2) Ltd.                England
                       Sackville TSP Property (GP) Ltd.                                   England
                                  Sackville TSP Property Nominee Ltd.                     England
                       JDM3                                                               California
            Cornbrash Park Management Company Ltd.                                        England
            Highcross (Slough) Management Ltd.                                            England
            Threadneedle Financial Services Ltd.                                          England
            Threadneedle Pension Trustees Ltd.                                            England
Sloan Financial Group                                                                     North Carolina
Ameriprise Insurance Company                                                              Wisconsin
RiverSource Distributors, Inc.                                                            Delaware
Ameriprise India Private Limited                                                          India

Item 27. Number of Contract owners

         As of March 31, 2006, there were 184,776 non-qualified contract owners and 299,248 qualified contract owners in the IDS Life Variable Account 10.

Item 28. Indemnification

The amended and restated By-Laws of the depositor provide that the depositor will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the depositor or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the depositor, being hereinafter referred to as an "Enterprise"), and including appeals therein (any such action or process being hereinafter referred to as a "Proceeding"), by reason of the fact that such person, such person's testator or intestate (i) is or was a director or officer of the depositor, or (ii) is or was serving, at the request of the depositor, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney's fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.

No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person's acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against the depositor, or a director or officer of the depositor, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by the Board of Directors of the depositor. Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until the depositor has consented to such settlement or compromise.

The depositor may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the depositor or to any person serving at the request of the depositor as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses of directors and officers of the depositor.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the depositor or the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29  Principal Underwriter (IDS Life Insurance Company)

(a) IDS Life is the principal underwriter, depositor or sponsor for IDS Life Variable Annuity Fund A, IDS Life Variable Annuity Fund B, IDS Life Account MGA, IDS Life Account SBS, IDS Life Accounts F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ and TZ, IDS Life Variable Account 10, IDS Life Variable Life Separate Account and IDS Life Variable Account for Smith Barney.

(b)  As to each director, officer, or partner of the principal underwriter:

     Name and Principal Business Address*  Position and Offices with Underwriter
     ------------------------------------  -------------------------------------
     Neysa M. Alecu                        Anti-Money Laundering Officer

     Gumer C. Alvero                       Director and Executive
                                           Vice President - Annuities

     Timothy V. Bechtold                   Director and President

     Arthur H. Berman                      Director

     Walter S. Berman                      Vice President and Treasurer

     Richard N. Bush                       Senior Vice President - Corporate Tax

     Michelle M. Keeley                    Vice President - Investments

     Eric L. Marhoun                       General Counsel

     Brian J. McGrane                      Director, Executive Vice President
                                             and Chief Financial Officer

     Thomas W. Murphy                      Vice President - Investments

     Benji Orr                             Deputy Anti-Money Laundering
                                           Officer

     Kevin E. Palmer                       Director, Vice President and Chief
                                           Actuary

     Scott R. Plummer                      38a-1 Chief Compliance Officer

     Julie A. Ruether                      Chief Compliance Officer and
                                           Assistant Secretary

     Mark E. Schwarzmann                   Director, Chairman of the Board and
                                           Chief Executive Officer

     Heather M. Somers                     Assistant General Counsel and
                                           Assistant Secretary

     Bridget M. Sperl                      Executive Vice President - Client
                                           Service

     David K. Stewart                      Vice President and Controller


* Unless otherwise noted, the business address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474.

(c)

         NAME OF                 NET UNDERWRITING
         PRINCIPAL                DISCOUNTS AND     COMPENSATION ON       BROKERAGE
         UNDERWRITER               COMMISSIONS         REDEMPTION        COMMISSIONS      COMPENSATION
         -----------               -----------         ----------        -----------      ------------
         IDS Life Insurance        $96,912,450            None               None              None
         Company

Item 30. Location of Accounts and Records

         IDS Life Insurance Company
         70100 Ameriprise Financial Center
         Minneapolis, MN 55474

Item 31. Management Services

         Not applicable.

Item 32. Undertakings

(a) Registrant undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Registrant represents that it is relying upon the no-action assurance given to the American Council of Life Insurance (pub. avail. Nov. 28,
         1988). Further, Registrant represents that it has complied with the provisions of paragraphs (1)-(4) of that no-action letter.

(e) The sponsoring insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, IDS Life Insurance Company, on behalf of the Registrant, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment to its Registration Statement and has caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Minneapolis, and State of Minnesota, on the 26th day of April, 2006.

                                    IDS LIFE VARIABLE ANNUITY ACCOUNT 10
                                    ------------------------------------
                                                          (Registrant)

                                    By IDS Life Insurance Company
                                    ------------------------------------
                                                          (Sponsor)

                                    By /s/  Timothy V. Bechtold*
                                      ----------------------------------
                                            Timothy V. Bechtold
                                            President

As required by the Securities Act of 1933, Amendment to this Registration Statement has been signed by the following persons in the capacities indicated on the 26th day of April, 2006.

/s/  Gumer C. Alvero*                         Director and Executive Vice
------------------------------------          President - Annuities
     Gumer C. Alvero

/s/  Timothy V. Bechtold*                     Director and President
------------------------------------
     Timothy V. Bechtold

/s/  Arthur H. Berman*                        Director and Executive Vice
------------------------------------          President - Finance
     Arthur H. Berman                         (Principal Financial Officer)

/s/  Brian J. McGrane***                      Director, Executive
------------------------------------          Vice President and
     Brian J. McGrane                         Chief Financial Officer

/s/  Kevin E. Palmer***                       Director, Vice President and
-----------------------------------           Chief Actuary
     Kevin E. Palmer

/s/  Mark E. Schwarzmann*                     Chairman of the Board and
------------------------------------          Chief Executive Officer
     Mark E. Schwarzmann                      (Chief Executive Officer)

/s/  Bridget M. Sperl*                        Executive Vice President -
------------------------------------          Client Services
     Bridget M. Sperl

/s/  David K. Stewart**                       Vice President and Controller
------------------------------------          (Principal Accounting Officer)
     David K. Stewart

* Signed pursuant to Power of Attorney dated April 13, 2005 filed electronically as Exhibit 13.1, to Registrant's Post-Effective Amendment No. 32 to Registration Statement No. 333-79311, is incorporated by reference, by:

** Signed pursuant to Power of Attorney, dated July 7, 2004 filed electronically as Exhibit 15.2 to Registrant's Post-Effective Amendment No. 27 to Registration Statement No. 333-79311, is incorporated by reference, by:

*** Signed pursuant to Power of Attorney dated Dec. 5, 2005 filed electronically herewith as Exhibit 13.3


/s/  Mary Ellyn Minenko
----------------------
     Mary Ellyn Minenko
     Assistant General Counsel

      CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 39 TO REGISTRATION STATEMENT

This Post-Effective Amendment is comprised of the following papers and documents:

The Cover Page.

Part A.

     The Prospectuses for:

        RiverSource Retirement Advisor Variable Annuity(SM)
        RiverSource Retirement Advisor Variable Annuity(SM) - Band 3 RiverSource Retirement Advisor Advantage(SM) Variable Annuity RiverSource Retirement Advisor Select(SM) Variable Annuity
        RiverSource Retirement Advisor Advantage Plus(SM) Variable Annuity RiverSource Retirement Advisor Select Plus(SM) Variable Annuity RiverSource Retirement Advisor Advantage(SM) Variable Annuity - Band 3

Part B.

        Statement of Additional Information
        Financial Statements

Part C.

     Other Information.

     The signatures.